UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group

Capital Markets Funds

Annual Report

»	August 31, 2017

•	Large Cap Equity Fund

•	Small-Mid Cap Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Core Fixed Income Fund

•	High Yield Fund

•	International Fixed Income Fund

•	Municipal Bond Fund

•	Inflation-Linked Fixed Income Fund

•	Ultra-Short Term Fixed Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

Global risk markets posted strong returns over the twelve months ending August 31, 2017. Over the period, the S&P 500® Index i gained 16.2%. Additionally, volatility remained relatively muted with measures of realized and implied volatility at historic lows after spiking during the US election. During this period, growth outperformed value, a sharp reversion from the prior year. Finally, interest rates rapidly increased in the back part of 2016 due to increasing sentiment regarding potential tax reform and fiscal spending. However, rates then steadily declined throughout the balance of the year, as inflation expectations continued to fall. For the twelve months, the Information Technology and Financials sectors posted the strongest returns, while the Energy, Real Estate, and Telecommunication Services sectors registered the weakest performance amongst the major S&P 500® Index i sectors. During the period, Emerging Markets equities were the top-performing global equity market.

A majority of the S&P 500® Index i generated a positive total return over the twelve month period. Information Technology (+31.2%), Financials (+26.0%), Industrials (+17.5%), Materials (+15.7%), Utilities (+15.6%), Health Care (+13.8%), Consumer Discretionary (13.2%), Consumer Staples (+3.8%), Real Estate (+2.4%). Only Telecommunication Services (-4.4%), and Energy (-6.1%) posted negative total returns.

Morgan Stanley & Co. economists expect U.S. real GDP growth will be approximately 2.2% in 2017 and 2.2% in 2018. They forecast global GDP growth to be close to 3.5% in 2017 and 3.7% in 2018.

Equity markets saw a style rotation over the period, with growth outperforming value, reversing the prior year’s move. The large-cap Russell 1000® Growth Index ii increased 20.6%. The Russell 1000® Index iv, a large-cap index, gained 16.2% for the period. The Russell 1000® Value Index iii, also a large-cap index, rose 11.6% for the period. The Russell 2000® Growth Index v, a small-cap index, rose by 16.4% for the period. The small-cap Russell 2000® Index vii also gained over the period, as it increased by 14.9%. The Russell 2000® Value Index vi, a small-cap value index, increased 13.5% for the period.

Over the twelve-month period, the MSCI All Country World Index ix increased 17.8% in U.S. dollar terms, the MSCI Emerging Markets Index (Net) x gained 25.0% in U.S. dollar terms, and the MSCI EAFE® Index (Net) xi (a benchmark for developed markets) gained 18.3% in U.S. dollar terms.

Over the twelve-month period, bond market returns were mixed. The Bloomberg Barclays U.S. Aggregate BondTM Index xii, a general measure of the bond market, rose 0.50% for the period. Interest rates decreased during the period, as the yield on the 10-Year U.S. Treasury note rose 50bps from 1.6% to 2.1%. Riskier parts of the bond market such as U.S. High Yield debt declined during the period. The Bloomberg Barclays U.S. Corporate High Yield Bond Index xiii, a measure of lower-rated corporate bonds, gained 8.6%.

Consulting Group Capital Markets (CGCM) Funds

Large Cap Equity Fund returned +13.9% in the fiscal year, underperforming both the Russell 1000® Index iv, which returned +16.2% in the period, and the average performance of mutual funds included in the Lipper Large-Cap Core Funds Average xiv investment category, which returned +15.1%. Unfavorable stock selection in the Consumer Discretionary, Consumer Staples, and Industrials sectors detracted value relative to the index, while the fund’s overweight exposure to the information technology sector and underweight exposure to real estate added value. Top contributors included Apple, Google, and Microsoft, while top detractors included Marathon Oil, Occidental Petroleum, and Allergan.

Small-Mid Cap Equity Fund returned +14.5% over the yearly performance period, as compared to the +13.2% increase of the Russell 2500® Index viii and the +12.6% return of the average mutual fund included in the Lipper

I

Small-Cap Core Funds Average xv investment category. The fund’s underweighting in the Real Estate and Energy sectors added value relative to the index, as did positive stock selection in the Consumer Discretionary and Real Estate sectors. The fund’s underweighting and underperformance in Financials detracted value. Top contributors included Manitowoc, TopBuild, and Mercury Systems, while top detractors included Uniti Group, SeaWorld Entertainment, and Carrizo Oil & Gas.

International Equity Fund returned +17.1% in the annual reporting period that ended on August 31, 2017, as compared to the +17.6% return of the MSCI EAFE® Index (Net) xi and the +17.1% return for the average mutual fund included in the Lipper International Large-Cap Core Funds Average xvi investment category. Favorable stock selection in Japan and Switzerland, as well as exposure to China and an underweight to Japan added value relative to the index, while unfavorable stock selection in Germany, France, and Australia detracted value. From a sector perspective, positive stock selection in the Information Technology and Health Care sectors added value, while unfavorable stock selection in the Industrials and Energy sectors detracted value. Top contributors included Prudential, Compagnie Financiere Richemont, and BNP Paribas, while top detractors included Technicolor, Teva Pharmaceutical Industries, and Hudson’s Bay.

Emerging Markets Equity Fund registered twelve-month performance of +25.5% and outperformed both the +24.5% return of the MSCI Emerging Markets Index (Net) x and the +21.9% return of the average mutual fund included in the Lipper Emerging Markets Funds Average xvii investment category. Positive stock selection in South Korea, China, and Africa added value, as did the fund’s underweight in Malaysia. Underperformance in Brazil detracted value. Favorable stock selection in the Consumer Discretionary and Industrials sectors added value, while underperformance in the Materials and Financials sectors detracted value. Top contributors included Alibaba, Tencent, and Samsung Electronics, while top detractors included International Personal Finance, Axis Bank, and Cielo.

Core Fixed Income Fund returned +1.1% in the fiscal year, outperforming the +0.5% return of its market benchmark, the Bloomberg Barclays U.S. Aggregate BondTM Index xii and the +0.9% increase for the average mutual fund included in the Lipper Core Bond Funds Average xviii investment category. Favorable sector and security selection added value relative to the index, as did favorable yield curve positioning, while duration positioning marginally detracted value.

High Yield Fund returned +8.4% in the annual fiscal reporting period, slightly below the +8.6% return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index xiii, but ahead of the +7.5% average return of mutual funds included in the Lipper High Yield Funds Average xix investment category. Favorable security selection added value relative to the index, while unfavorable sector selection (Cable-Media, Finance) detracted value.

International Fixed Income Fund returned +1.0%, as compared to the -0.8% return of the Citigroup Non-USD World Government Bond Index (USD) Hedged xx and the +3.2% return for the average mutual fund included in the Lipper International Income Funds Average xxi investment category. Yield curve and interest rate positioning were positive for performance, while out of benchmark exposure to U.S. duration during the period detracted from performance as U.S. rates rose across the curve. Additionally, exposure to non-Agency mortgages and European residential mortgage-backed securities added to performance as these securities benefitted from positive technicals and strong fundamentals.

Municipal Bond Fund’s twelve-month performance of -0.2% in the fiscal period ended August 31, 2017 fell short of the +0.9% return of the Bloomberg Barclays U.S. Municipal Bond Index xxii, as well as the +0.3% increase in the average mutual fund included in the Lipper General & Insured Municipal Debt Funds Average xxiii investment category. Yield curve posture with an underweight to the front-end of the curve hindered performance as maturities 10 years and shorter produced the best performance. Security selection, particularly within the Local General Obligation, Hospital and Transportation categories, contributed positively to performance. The Fund was positioned with an underweight to the BBB category, which detracted from performance; however, an overweight to single A rated securities was beneficial.

Inflation-Linked Fixed Income Fund returned +1.1% in the fiscal period ended August 31, 2017, which outperformed the +0.5% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index xxiv and the +1.0% return of the average mutual fund included in the Lipper Ultra-Short Obligations Funds Average xxvii investment category. An underweight to U.S. nominal duration added to performance as U.S. yields rose across the curve. Additionally, an overweight to U.S. breakeven inflation added to performance as breakeven inflation levels rose

II

during the period; this was partially offset by an overweight to U.S. real duration as real rates rose. Short exposure to long-dated U.K. breakevens modestly detracted from performance as long-dated breakeven inflation increased during the period.

Ultra-Short Fixed Income Fund returned +2.1% and outperformed both the Citigroup 3-Month U.S. Treasury Bill Index xxv, which returned -0.4%, and average mutual fund included in the Lipper Ultra-Short Obligations Funds Average xxvii category, which returned +1.2%. Overall interest rate and spread sector strategies were positive for performance. Additionally, an allocation to investment grade credit and positive security selection within financials and industrials added to performance.

Additional information regarding the investment managers of the CGCM Funds and commentary specific to each individual sub-advisor is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the CGCM Funds.

Sincerely,

Paul Ricciardelli

Chief Executive Officer

III

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

IV

Performance of the Consulting Group Capital Markets Funds For the Year Ended August 31, 2017†*

Large Cap Equity Fund	13.86%
Russell 1000® Index (iv)	16.16

Small-Mid Cap Equity Fund	14.49
Russell 2500® Index (viii)	13.22

International Equity Fund	17.14
MSCI EAFE® Index (Net) (xi)	17.64

Emerging Markets Equity Fund	25.48
MSCI Emerging Markets Index (Net) (x)	24.53

Core Fixed Income Fund	1.07
Bloomberg Barclays U.S. Aggregate BondTM Index (xii)	0.49

High Yield Fund	8.38
Bloomberg Barclays U.S. Corporate High Yield Bond Index (xiii)	8.63

International Fixed Income Fund	0.98
Citigroup Non-USD World Government Bond Index (USD) Hedged (xx)	-0.79

Municipal Bond Fund	-0.22
Bloomberg Barclays U.S. Municipal Bond Index (xxii)	0.88

Inflation-Linked Fixed Income Fund	1.05
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (xxiv)	0.46

Ultra-Short Term Fixed Income Fund	2.14
Citigroup 3-Month U.S. Treasury Bill Index (xxv)	0.58

See pages 26 through 29 for all footnotes.

V

Large Cap Equity Fund

ABOUT THE SUB-ADVISERS
•Columbia Management Investment Advisers, LLC (“CMIA”)

CMIA uses a combination of fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing it’s portion of the Fund’s portfolio. In selecting investments, CMIA considers, among other factors:

· overall economic and market conditions; and
· the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

CMIA may sell a security when the security’s price reaches a target set by CMIA; if CMIA believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

•BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000® Index. The Fund will be substantially invested in securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

•Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages an all cap, concentrated strategy designed to leverage the best collection of ideas from the U.S. Equity team. It is benchmark-agnostic, seeking to outperform any broad-based market index (i.e., S&P 500® Index, Russell 1000® Index, Russell 3000® Index) by investing in companies that compound earnings and capital and by taking advantage of valuation anomalies.

For the period of September 1, 2016, through August 31, 2017, the Sub-advisors for CGCM Large Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Columbia Management Investment Advisers, LLC (“CMIA”), Lazard Asset Management, LLC (“Lazard”), Delaware Investments Fund Advisers (“Delaware”), Wedgewood Partners, Inc. (“Wedgewood”), and Lyrical Asset Management LP (“Lyrical”).

Markets Overview:

Global risk markets posted strong returns over the twelve months ending August 31, 2017. Over the period, the S&P 500® Index gained 16.2%. Additionally, volatility remained relatively muted with measures of realized and implied volatility at historic lows after spiking during the U.S. election. During this period, growth outperformed value, a sharp reversion from the prior year. Finally, interest rates rapidly increased in the back part of 2016 due to increasing sentiment regarding potential tax reform and fiscal spending. However, rates then steadily declined throughout the balance of the year, as inflation expectations continued to fall. In-line with this trade, small cap companies who are more domestic based rallied post-Election into the end of 2016, as expectations were they would be outsized beneficiaries of potential tax cuts. However, they gave up much of these gains into 2017 as Congress struggled to pass legislation that would lead the way for these reforms. For the twelve months, the Information Technology and Financials sectors posted the strongest returns, while the Energy, Real Estate, and Telecommunication Services sectors registered the weakest performance amongst the major S&P 500 Index sectors. During the period, Emerging Markets equities were the top-performing global equity market. Additionally, U.S. equity markets saw a style rotation over the period, with growth outperforming value, reversing the prior year’s move. The large-cap Russell 1000® Growth Index increased 20.6%. The Russell 1000® Index, a large-cap index, gained 16.2% for the period. The Russell 1000® Value Index, also a large-cap index, rose 11.6% for the period. The Russell 2000® Growth Index, a small-cap index, rose by 16.4% for the period. The small-cap Russell 2000® Index also gained over the period, as it increased by 14.9%. The Russell 2000® Value Index, also a small-cap index, increased 13.5% for the period.

Investment Performance:

For the period, the top contributing stocks to performance included Apple, Alphabet, Microsoft, Facebook, and Visa. Detracting from performance was Marathon Oil, Occidental Petroleum, Allergan, CVS Health, and Advanced Auto Parts. Worth noting, top contributors were predominately from the Information Technology Sector, as the markets experienced a style rotation towards growth. Additionally, of the detractors, two were from the Energy sector which lagged as Crude oil prices were unable to break out of the mid-to-high $40 range and global inventories continued to rise. CVS and AAP both lagged driven by a deceleration in fundamentals alongside the increase of the threat of disruption by e-commerce companies such as AMZN. With regards to AGN, it lagged Healthcare broadly due to idiosyncratic concerns around its pipeline, Restasis drug patent, and holdings of Teva Pharmaceutical Industries shares.

•Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“MIM”)
MIM will invest under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. MIM invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. MIM currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.
Wedgewood Partners, Inc. (“Wedgewood”) seeks long-term capital appreciation by investing in equity securities of large capitalization companies that Wedgewood believes have above-average growth prospects. The Fund invests primarily in common stocks. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The Fund is non-diversified and invests in a limited number of companies, generally holding securities of approximately 20 companies. The Fund invests primarily in the securities of U.S. companies, but it may also invest outside of the U.S. Wedgewood seeks investments in market leaders with dominant products or services that are irreplaceable or lack substitutes in today’s economy. Wedgewood invests for the long-term, and expects to hold securities, in many cases, for more than 5 years.

To end the period, the top stocks by weight in the Fund included Apple, Alphabet, Berkshire Hathaway, Cisco Systems, Microsoft, Facebook, Via, Johnson and Johnson, Amazon.com, and Coca-Cola. This drove sector overweight exposures to Information Technology, Health Care, and Consumer Staples, with underweight exposures to Real Estate, Utilities, Financials, and Industrials. Additionally, the Fund’s holdings offered a weighted dividend yield of 1.7%, slightly under that of its benchmark at 1.9%. On valuation, the Fund’s holdings were in-line with the benchmark at 19x forward P/E, with a slightly higher estimated 3-5 year EPS growth at 13.1% vs. the benchmark at 12.4%.

Over the 12 month period ending August 31, 2017, the Fund was up 14.6%, lagging the Russell 1000® Index, up 16.1%. The majority of underperformance came from stock selection, as sector allocation was a net positive. With regards to sector weightings, a 270bps overweight to Information Technology added value, as growth stocks posted strong outperformance. Additionally, an underweight exposure to Real Estate was positive given both the move that interest rates made in the period, and concerns surrounding the commercial real estate market, including malls. However, some of this was offset by negative stock selection in Consumer Discretionary, Consumer Staples, Industrials, and Healthcare. Particularly, Consumer Discretionary was impacted by increased pressure by e-commerce disruption, as mall traffic continued to decline, hurting retailers with large brick & mortar presence.

For the year ended August 31, 2017, BlackRock performed in-line with the Russell 1000® Index, which matched its passive mandate to track the index.

The portion of the Fund managed by Lazard trailed the benchmark for the period, which is consistent with the market’s style rotation given its value orientation, as growth predominately outperformed in 2017. Despite this, the portfolio held an overweight position to information technology which added value, as the sector posted some of the strongest returns. Additionally, from a sector allocation perspective, an underweight exposure to Energy, Real Estate, and Telecommunication Services contributed, as these sectors underperformed during the period. Detracting from performance was an overweight to Consumer Staples as well as an underweight exposure to Financials, which benefitted from rising rates and rising sentiment around de-regulation. Finally, stock selection was a negative in the Consumer Discretionary, Industrials, and Information Technology sectors, as the value oriented holdings were out of favor for much of the horizon. The biggest contributors to performance included Skyworks Solutions, Alphabet, Motorola Solutions, Copart, and Coca-Cola, while Advance Auto Parts, Allergan, Molson Coors Brewing, Deckers Outdoor, and Kellogg all detracted. As of period end, the portfolio sits with overweight holdings to Information Technology, Consumer Staples, and Materials, with a relative underweight exposure to Financials, Energy, and Healthcare.

The portion of the Fund managed by Wedgewood underperformed the Russell 1000® Index for the period, despite having a growth mandate. Impacting performance negatively was an underweight exposure to Financials, as well as an overweight position in Energy which lagged as oil prices were unable to break out of recent ranges, and OPEC cuts didn’t impact global inventories as much as the market expected. However, the large overweight exposure to Information Technology was a large contributor to overall performance. Additionally, having zero exposure to Telecommunication Services and Real Estate also added value. Broadly, security selection detracted, with holdings in the Consumer Discretionary, Consumer Staples, Energy, and Industrials underperforming. The largest contributors to performance included AAPL, PayPal Holdings, Priceline Group, Berkshire Hathaway, and Visa, while Schlumberger, Core Laboratories, Qualcomm, TreeHouse Foods, and Stericycle detracted. As of period end, the portfolio sits with overweight exposures to Information Technology and Consumer Discretionary, with relative underweight exposures to Healthcare, Real Estate, and Consumer Staples.

The portion of the Fund managed by Columbia posted strong performance for the period, outperforming the benchmark as its aggressive growth style was rewarded. Sector allocations were a strong contributor to performance, as an underweight exposure added value given the sector’s struggles. Additionally, an overweight exposure to Technology benefitted performance,

Lyrical Asset Management LP (“Lyrical”) employs a deep value style with a high quality focus. Lyrical employs a value investing philosophy and believes that a portfolio of companies with low valuations relative to their long-term normalized earnings power will outperform the overall market over time and unlike some traditional value investors who are willing to own any business at the right price, Lyrical’s philosophy is to invest only in businesses that it believes are of good quality. Lyrical invests only in the common stock of companies within its investable universe, which is the top 1,000 U.S. listed stocks by market capitalization.

with slight offsets by an underweight to Financials which posted strong sector performance. Additionally, a sizeable overweight to Healthcare negatively impacted performance given the sector’s steep underperformance surrounding the U.S. Election, as debates on drug pricing weighed on the sector. Security selection was also positive, fully driven by selections in the Information Technology sector. The largest contributors to performance included Vertex Pharmaceuticals, NVDA Corporation, Activision Blizzard, ServiceNow, and Adobe Systems, while Acuity Brands, Intercept Pharmaceuticals, DexCom, CVS Health, and Palo Alto Networks detracted. As of period end, the portfolio sits with overweight exposures to Healthcare, Information Technology, and Consumer Discretionary, with relative underweight exposures to Financials, Industrials, and Energy.

The portion of the Fund managed by Delaware lagged the benchmark for the period, as its value style was out of favor. Underperformance stemmed from an overweight exposure to Energy and Telecommunication Services. Telecommunication Services were impacted during the year by rising rates and increased competition in pricing, as incumbents attempted to defend market share. Additionally, an underweight exposure to Information Technology was a negative. From a stock selection standpoint, holdings within the Energy and Industrials sectors outperformed their respective peers particularly given holdings within the Defense sector, while Health Care and Information Technology stocks lagged. The largest contributors to performance included Quest Diagnostics, AllState, Raytheon, Northrop Grumman, and Bank of New York Mellon, while Marathon Oil, Occidental Petroleum, CVS Health, Cardinal Health, and Express Scripts Holding detracted. As of period end, the portfolio sits with overweight exposures to Energy, Healthcare, and Telecommunication Services, with relative underweight exposures to Information Technology, and Consumer Discretionary.

The portion of the Fund managed by Lyrical outperformed the benchmark despite having a value style, with performance driven by both sector allocations and security selection. Additionally, their large holdings in Information Technology, while unusual for a value fund, helped drive performance in a growth driven market. An underweight to Consumer Staples and Real Estate added value, furthered by a large overweight to Information Technology. Detracting was an overweight exposure to Energy which continued to lag. From a security selection standpoint, only Consumer Discretionary and Industrials holdings underperformed, with strength in Energy, Materials, and Healthcare. The largest contributors to performance included Western Digital, Anthem, Broadcom, Ameriprise Financial, and Lincoln National, while Hertz, Western Union, Johnson Controls, National Oilwell Varco, and Whirlpool detracted. As of period end, the portfolio sits with overweight exposures to Financials, Information Technology, Energy, and Industrials, with relative underweight exposures to Consumer Staples, Healthcare, Real Estate, and Utilities.

The following graph depicts the performance of Russell 1000® Indexiv vs. the Lipper Large-Cap Core Funds Averagexiv

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

LARGE CAP EQUITY FUND

Comparison of $10,000 Investment in the Portfolio with the Russell 1000® Index and the Lipper Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Index**	Lipper Large-Cap Core Funds Average**
Since inception 11/18/1991	8.26%	5.58%	9.75%	9.02%
10 year	7.62	4.98	7.73	6.73
5 year	13.33	10.54	14.37	12.95
3 year	8.37	5.71	9.21	7.78
1 year	13.86	11.06	16.16	15.07

See pages 26 through 29 for all footnotes.

Small-Mid Cap Equity Fund

ABOUT THE SUB-ADVISERS
• Neuberger Berman Investment Advisers LLC (“Neuberger Berman”)
Neuberger Berman employs in-depth research to identify out-of-favor small cap companies selling at a significant discount to intrinsic value, where there is a dynamic plan or event that is expected to both enhance value and narrow the price/value gap. Neuberger Berman’s analysts seek to invest when there is a true disconnect between reality and market perception – something that occurs regularly in particular types of companies. For example, we believe the market tends to demonstrate inefficiency in pricing companies with complex corporate structures since many investors will not take the time to understand them. Neuberger Berman’s valuation approach resembles the due diligence effort that a private equity firm might employ to evaluate the purchase of an entire company. Neuberger Berman’s analysts also focus on investing in businesses where management has a significant ownership stake as, in our view, such companies tend to be more aligned with shareholders’ interests.

• Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. Frontier believes that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess, improving business models; unrecognized earnings power; and attractive valuations.

• Hahn Capital Management LLC (“Hahn”)
The Hahn Capital Management mid-cap value strategy employs a bottom-up investment process to construct a portfolio of U.S. mid-cap companies that Hahn’s mid-cap value investment team believes possess a combination of high quality balance sheets, sustainable & durable business models, superior management and an attractive valuation relative to Hahn’s estimate of underlying intrinsic value. Protection of capital is the strategy’s primary goal with the ability to compound earnings an important secondary goal.

For the period of September 1, 2016, through August 31, 2017, the Sub-advisors for CGCM Small-Mid Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Neuberger Berman Investment Advisors LLC (“Neuberger Berman”), Frontier Capital Management Co., LLC (“Frontier”), Hahn Capital Management LLC (“Hahn”), Rutabaga Capital Management LLC (“Rutabaga”), and Westfield Capital Management Company, L.P. (“Westfield”).

Markets Overview:

Global risk markets posted strong returns over the twelve months ending August 31, 2017. Over the period, the S&P 500® Index gained 16.2%. Additionally, volatility remained relatively muted with measures of realized and implied volatility at historic lows after spiking during the U.S. election. During this period, growth outperformed value, a sharp reversion from the prior year. Finally, interest rates rapidly increased in the back part of 2016 due to increasing sentiment regarding potential tax reform and fiscal spending. However, rates then steadily declined throughout the balance of the year, as inflation expectations continued to fall. In-line with this trade, small cap companies who are more domestic based rallied post-Election into the end of 2016, as expectations were they would be outsized beneficiaries of potential tax cuts. However, they gave up some of these gains into 2017 as Congress struggled to pass legislation that would lead the way for these reforms. For the twelve months, the Information Technology and Financials sectors posted the strongest returns, while the Energy, Real Estate, and Telecommunication Services sectors registered the weakest performance amongst the major S&P 500® Index sectors. During the period, Emerging Markets equities were the top-performing global equity market. Additionally, U.S. equity markets saw a style rotation over the period, with growth outperforming value, reversing the prior year’s move. The large-cap Russell 1000® Growth Index increased 20.6%. The Russell 1000® Index, a large-cap index, gained 16.2% for the period. The Russell 1000® Value Index, also a large-cap index, rose 11.6% for the period. The Russell 2000® Growth Index, a small-cap index, rose by 16.4% for the period. The small-cap Russell 2000® Index also gained over the period, as it increased by 14.9%. The Russell 2000® Value Index, also a small-cap index, increased 13.5% for the period.

Investment Performance:

For the period, the top contributing stocks to performance included Manitowoc, TopBuild, Mercury Systems, Euronet Worldwide, and Universal Display, Detracting from performance was Uniti Group, SeaWorld Entertainment, Carrizo Oil and Gas, Maiden Holdings, and Pioneer Natural Resources. Manitowoc benefitted after spinning off its Foodservice segment in early 2016, as the backlog on the Crane business continued to strengthen. Additionally, Mercury Systems (digital signal processing computer systems), and Universal Display (semiconductors) posted strong returns as growth and Information Technology led the market. SeaWorld Entertainment was pressured as revenues and visitations to theme parks continued to fall, while Pioneer Natural Resources, an E&P was dragged down by continued Energy woes.

To end the period, the top stocks by weight in the Fund included Euronet Worldwide, SEI Investments, Hexcel, Keysight Technologies, Becton, Dickinson

•Rutabaga Capital Management LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

•BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2500® Index. The Fund will be substantially invested in securities in the Russell 2500® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2500® Index.

and Company, Mohawk Industries, Ross Stores, Close Brothers Group, Berry Global Group, and Jacobs Engineering. This drove sector overweight exposures to Healthcare, Information Technology, and Industrials, with underweight exposures to Real Estate, Energy, Consumer Staples, Utilities, and Financials. Additionally, the Fund’s holdings offered a weighted dividend yield of 1.0%, under that of its benchmark at 11.5%. On valuation, the Fund’s holdings were slightly above those of the benchmark at 20x forward P/E, with a slightly higher estimated 3-5 year EPS growth at 13.1% vs. the benchmark at 11.9%.

Over the 12 month period ending August 31, 2017, the Fund was up 15.0%, ahead of the Russell 2500® Index up 12.6%. This outperformance was driven primarily by strong sector allocations, although stock selection was also a positive. Driving the bulk of this performance was an underweight exposure to Real Estate, Energy, Consumer Staples, with overweight relative to Healthcare, Information Technology, and Industrials. Broadly, Energy was impacted by continued Crude oil pressure, while Consumer Staples were impacted by stretched valuations and margin pressures. Positively, Healthcare benefitted from a catch-up after underperforming into the Election, delayed ACA reform, and increased drug approvals / M&A. Finally, Industrials came out of recession in 2015 / 2016 and rebounded as global growth showed broad strength. This led increased demand and investment globally, particularly in China. Stock selection was positive in Real Estate, Consumer Discretionary, and Materials, offset by negatives in Information Technology and Industrials.

For the year ended August 31, 2017, BlackRock performed in-line with the Russell 2500® Index, which matched its passive mandate to track the index.

The portion of the Fund managed by Frontier outperformed the benchmark during the period as the growth tailwind that existed through 2017 aligned with their investment style. Both sector allocation and security selection drove performance, with an underweight to Real Estate (given rising rates) and Energy (given the sector’s drag as oil prices continued to be pressured) adding value. Additionally, both strong stock selection and positive sector allocations, with an overweight to Information Technology and Healthcare added to performance. The only sectors where stock selection was negative was in Consumer Discretionary, Energy, and Industrials. The largest contributors to performance included Universal Display, Incyte Corp, Lam Research, Electronics Arts, and Cadence Design Systems, while Carrizo Oil and Gas, O’Reilly Automotive, MACOM Technology Solutions, Cerner, and IMAX detracted. As of period end, the portfolio sits with overweight exposures to Information Technology, Healthcare, and Materials, with relative underweight exposures to Real Estate, Financials, Utilities, and Industrials.

The portion of the Fund managed by Hahn lagged the benchmark given value headwinds during the period. Underperformance was driven equally by sector allocations and stock selection. From a sector perspective, an overweight to Consumer Discretionary and underweight to Information Technology impacted performance. While many Consumer Discretionary names were relatively cheap from a valuation perspective, the market was pricing in structural headwinds in the sector driven by e-commerce and changing consumer preferences. However, an underweight exposure to Energy slightly offset this, as did an overweight to Industrials. Stock selection in Consumer Discretionary, Health Care, and Industrials negatively impacted performance, while Real Estate and Information Technology holdings relatively outperformed. The largest contributors to performance included Keysight Technology, Agilent Technologies, Albert Technologies, First Republic Bank, and Euronet Worldwide, while Pioneer Natural Resources, Envision Healthcare, Carter’s, Kroger, and Hanesbrands detracted. As of period end, the portfolio sits with overweight exposures to Industrials and Consumer Discretionary, with relative underweight exposures to Information Technology, Utilities, and Consumer Staples.

The portion of the fund managed by Westfield outpaced the benchmark for the period despite relative headwinds to small cap stocks throughout much of 2017. Performance was driven by an underweight exposure to Energy and Real Estate, with overweights to Healthcare and Information Technology adding value. Additionally, strong stock selection in Consumer

The following graph depicts the performance of Russell 2500® Indexviii vs. the Lipper Small-Cap Core Funds Averagexv

Discretionary was partially offset by negative impact in Industrials and Information Technology holdings, which relatively underperformed peers. The largest contributors to performance included ARIA, IBP, ICLR, MASI, and EWBC, while HURN, GCO, EFII, MATX, and ALDR detracted. As of period end, the portfolio sits with overweight exposures to Healthcare, Information Technology, and Consumer Discretionary, with relative underweight exposures to Financials, Real Estate, Utilities, and Energy.

The portion of the fund managed by Neuberger Berman beat the benchmark for the period offsetting headwinds to both value and small caps. Performance was largely dictated by sector allocations, as stock selection was relatively neutral. Here, an underweight exposure to Energy and Real Estate drove value, as did an overweight to Information Technology. Slightly offsetting this was an underweight exposure to Financials that benefitted from rate increases throughout the year. On security selection, holdings in Information Technology relatively underperformed peers, but was fully offset by strong selection within the Industrials sector. The largest contributors to performance included Mercury Systems, Spirit Aero Systems, AeroVironment, NRG Energy, and Itron, while TETRA Technology, Uniti Group, KEYW Holdings, Express Scripts Holdings, and Accuray, detracted. As of period end, the portfolio sits with overweight exposures to Information Technology and Industrials, with relative underweight exposures to Financials, Consumer Discretionary, and Real Estate.

The portion of the fund managed by Rutabaga outperformed the benchmark for the period. Performance was largely driven by security selection, with holdings in Materials, Energy, and Industrials all outperforming their sectors. This was partially offset by poor selection within the Financials sector. From a sector perspective, an overweight to Industrials and Healthcare added value. Negative was having no allocations to Information Technology, which offered strong returns as a sector during the period. The largest contributors to performance included TopBuild, Manitowoc, Schnitzer Steel Industries, Tivity Health, and Textainer Group, while Maiden Holdings, SeaWorld Entertainment, Greenhill, Mistras Group, and Calgon Carbon Corp detracted. As of period end, the portfolio sits with overweight exposures to Industrials and Materials, with relative underweight exposures to Information Technology, Real Estate, and Financials.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

SMALL-MID CAP EQUITY FUND

Comparison of $10,000 Investment in the Portfolio with the Russell 2500® Index and the Lipper Small-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-MID CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2500® Index**	Lipper Small-Cap Core Funds Average**
Since inception 11/18/1991	9.04%	6.31%	10.86%	10.68%
10 year	6.48	3.84	7.96	6.85
5 year	11.57	8.79	13.44	12.16
3 year	5.12	2.50	7.08	6.13
1 year	14.49	11.66	13.22	12.55

See pages 26 through 29 for all footnotes.

International Equity Fund

ABOUT THE SUB-ADVISERS
•Causeway Capital Management LLC (“Causeway”)

Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection.

Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industry-specific research responsibilities. Fundamental research is further organized into six research clusters: financials/materials, consumer, industrial/ manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and midcapitalization non-U.S. developed market companies. Causeway can also invest in small-cap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/ book ratio, low price/cash flow ratio and high dividend yield, but may also include out-of-favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

•BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net).

•OppenheimerFunds, Inc. (“OFI”)
OFI’s Global Equity team seeks to generate alpha through high conviction decisions driven by fundamental bottom-up analysis. Several secular growth themes are used as a way to focus attention on segments of the global marketplace that may grow faster than world

For the period of September 1, 2016, through August 31, 2017, the Sub-advisors for CGCM International Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Causeway Capital Management, LLC (“Causeway”), OppenheimerFunds, Inc. (“OFI”), and Schroder Investment Management North America, Inc. (“Schroders”). Overall, the Fund outperformed its market index benchmark, the MSCI EAFE ® Index (Net), for the year ended August 31, 2017.

For the year ended August 31, 2017, BlackRock performed in line with the MSCI EAFE® Index (Net), which is in line with our expectations given the manager’s passive mandate to track the index.

The portion of the Fund managed by Causeway outperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the year ended August 31, 2017. While Causeway’s value style acted as a headwind during much of the past year, the end of 2016 saw a brief resurgence in value over growth, which acted as a tailwind for Causeway. For the full year, outperformance in Japan, Spain, the United Kingdom, and the Netherlands added value relative to the index, as did Causeway’s exposure to Korea and underweight to the Japanese market. Underperformance in Australia and Germany detracted value, as did exposure to the Chinese market. From a sector perspective, Causeway added value in the Consumer Discretionary, Financials, and Information Technology sectors, while stock selection in the Real Estate, Industrials, and Energy sectors detracted value. Over the one-year period, top contributors included Akzo Nobel, Compagnie Financiere Richemont, and UniCredit, while top detractors included Aryzta, China Mobile, and KDDI. Relative to the index, Causeway held overweight allocations in the industrials, health care, and telecommunication services sectors, and underweight allocations in the information technology, financials, and real estate sectors at the end of the period. From a regional perspective, Causeway was overweight Europe, the Far East, and North American, and underweight the Pacific region.

The portion of the Fund managed by OFI underperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the year ended August 31, 2017. Although the growth style of investing was in favor for a good portion of the year, OFI underperformed by a wide margin at the end of 2016 when the value style saw a resurgence relative to growth. Underperformance in the United Kingdom, the Netherlands, and Germany and exposure to Canada detracted value relative to the index, while outperformance in Japan and Switzerland added value. OFI’s large Financials underweight hurt performance, as this was one of the index’s best performing sectors. Underperformance in the Energy sector also detracted value, while outperformance in Health Care and Information Technology added value. Top contributors included Temenos Group, Infineon Technologies, and Carnival. Top detractors included Hudson’s Bay, Technicolor, and TechnipFMC. Relative to the index, OFI held overweight allocations in the Information Technology, Consumer Discretionary, and Industrials sectors, and underweight allocations in the Financials, Real Estate, and Energy sectors at the end of the period. From a regional perspective, OFI was overweight Europe, North America, and the Far East, and underweight the Pacific region.

The portion of the Fund managed by Schroders outperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the year ended August 31,

GDP. The team’s investment process is driven by a number of very powerful, long-term economic, demographic and technological forces summarized as MANTRA®—Mass Affluence, New Technologies, Restructuring and Aging. The portfolio managers utilize a bottom-up, fundamental investment approach, and seek to invest initially in high-quality companies that are temporarily out of favor; trading at attractive valuations; and which demonstrate sustainable, above-average growth potential over a three- to five-year time horizon. The process is index agnostic, searching for companies with high growth rates and high quality balance sheets with minimal focus with respect to region or country, sector or security.

•Schroder Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders’ “best ideas” portfolio blends both core and opportunistic holdings.

The following graph depicts the performance of MSCI EAFE® Index (Net)xi vs. the Lipper International Large-Cap Core Funds Averagexvi

2017. Positive stock selection in Japan, the United Kingdom, and the Netherlands added value relative to the index, while unfavorable selection in Germany, Australia, and Sweden detracted value. Stock selection in the Real Estate and Financials sectors added value relative to the index, while underperformance in Industrials detracted value. Top contributors included Intesa Sanpaolo, Recruit Holdings, and Norsk Hydro. Top detractors included Capita, GEA Group, and Teva Pharmaceutical Industries.

Relative to the index, Schroders held overweight allocations in the Information Technology, Consumer Discretionary, and Industrials sectors, and underweight allocations in the Real Estate, Utilities, and Energy sectors at the end of the period. From a regional perspective, Schroders was overweight the Far East and North America, and underweight the Pacific region.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

INTERNATIONAL EQUITY FUND

Comparison of $10,000 Investment in the Portfolio with the Morgan Stanley Capital International Europe, Australasia,

Far East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)**	Lipper International Large-Cap Core Funds Average**
Since inception 11/18/1991	5.45%	2.84%	5.13%	5.32%
10 year	1.21	(1.29)	1.62	1.45
5 year	7.04	4.42	8.48	7.58
3 year	2.97	0.45	2.83	2.31
1 year	17.14	14.28	17.64	17.11

See pages 26 through 29 for all footnotes.

Emerging Markets Equity Fund

ABOUT THE SUB-ADVISERS
•Van Eck Associates Corporation (“VanEck”)
VanEck is privately held global asset management firm founded in 1955. VanEck’s mission is to develop and offer investors forward-looking, intelligently designed investment strategies that strengthen a long-term portfolio. VanEck’s Emerging Markets Equity Strategy (“Strategy”) seeks long-term competitive risk-adjusted returns through investments that demonstrate structural growth at a reasonable price. The Strategy seeks to uncover structural growth opportunities wherever they exist within emerging markets, and employs a fundamentally driven stock selection and research process with the flexibility to invest across the market capitalization spectrum.
•BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Market Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Market Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Market Index (Net).
•Lazard Asset Management, LLC (“Lazard”)

Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.

Lazard manages a relative value strategy (“Value Strategy”) and invests primarily in equity securities, principally common stocks,

For the period of September 1, 2016, through August 31, 2017, the Sub-advisors for CGCM Emerging Markets Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Van Eck Associates Corporation (“VanEck”), and Lazard Asset Management, LLC (“Lazard”). Overall, the Fund outperformed its market index benchmark, the MSCI Emerging Markets Index (Net) for the year ended August 31, 2017.

The portion of the Fund managed by BlackRock slightly underperformed the MSCI Emerging Markets Index (Net) after accounting for management fees, which is in line with our expectations given the manager’s passive mandate to track the index.

The portion of the Fund managed by VanEck outperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the year ended August 31, 2017. Favorable stock selection in China, Korea, Taiwan, and Brazil added value relative to the index, while selection in Mexico and Thailand was negative. From a sector perspective, stock selection in the Consumer Discretionary, Telecommunication Services, and Information Technology sectors added value, while selection in Financials and Materials detracted value. Top contributors included Alibaba, Tencent, and Samsung Electronics, while top detractors included China Resources Phoenix Healthcare Holdings, International Personal Finance, and Axis Bank. Relative to the index, VanEck held overweight allocations in the Consumer Discretionary, Health Care, and Industrials sectors, and underweight allocations in the Materials, Energy, and Information Technology sectors at the end of the period. From a regional perspective, VanEck was overweight the Pacific and Europe, and underweight the Far East.

The portion of the Fund managed by Lazard underperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the year ended August 31, 2017. Unfavorable stock selection in India, China, and Brazil detracted value relative to the index, as did VanEck’s underweight in China. Positive stock selection in Korea and Taiwan added value. From a sector perspective, negative stock selection in the Information Technology, Materials, and Consumer Discretionary sectors detracted value, while positive selection in Industrials, Utilities, and Energy added value. Top contributors included Samsung Electronics, SK Hynix, and Banco do Brasil, while top detractors included Cielo, Axis Bank, and China Mobile. Relative to the index, Lazard held overweight allocations in the Telecommunication Services, Financials, and Energy sectors, and underweight allocations in the Materials, Consumer Discretionary, and Information Technology sectors at the end of the period. From a regional perspective, Lazard was overweight EMEA region and Latin America and underweight the Far East.

of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth.

The following graph depicts the performance of MSCI Emerging Markets Index (Net)x vs. the Lipper Emerging Markets Funds Averagexvii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

EMERGING MARKETS EQUITY FUND

Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Index (Net)
and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)**	Lipper Emerging Markets Funds Average**
Since inception 4/20/1994	5.17%	2.56%	—%	6.16%
10 year	1.41	(1.08)	2.43	2.09
5 year	4.92	2.35	5.30	5.15
3 year	3.18	0.68	2.38	1.74
1 year	25.48	22.49	24.53	21.88

See pages 26 through 29 for all footnotes.

Core Fixed Income Fund

ABOUT THE SUB-ADVISERS
•Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

•Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

•BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock’s Customized Core strategy employs a fundamental, diversified, relative-value approach that seeks alpha by strategically allocating among three alpha sources - macro strategies, sector allocation and security selection - based on best and highest information ratio ideas, and aims to provide superior long-term performance relative to the benchmark index by creating a diversified portfolio of investment grade securities. A disciplined and risk-budgeted risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of all securities.

For the period of September 1, 2016, through August 31, 2017, the Sub-advisors for CGCM Core Fixed Income Fund (“Fund”) were Metropolitan West Asset Management, LLC (“MetWest”), Western Asset Management Company (“Western”), and BlackRock Financial Management, Inc. (“BlackRock”). Overall, the Fund outperformed its market benchmark, the Bloomberg Barclays U.S. Aggregate BondTM Index, over the one-year period.

The portion of the Fund managed by MetWest outperformed the Fund’s market index benchmark, the Bloomberg Barclays U.S. Aggregate BondTM Index, for the year ended August 31, 2017. MetWest benefitted from positive sector selection and its exposure to high yield and positive duration positioning, while negative security selection detracted from returns.

MetWest remains somewhat cautious with respect to interest rates and credit risk, particularly against a backdrop of increasing political uncertainty, abnormally low market-implied volatility, and a large divergence between macroeconomic growth and overall investor sentiment. MetWest is also concerned about the aging of the credit cycle and the potential for record-high leverage across both investment grade and high yield credit in the U.S. to unwind in a dramatic and likely painful fashion. At the same time, MetWest expects to see ongoing upward pressure on interest rates as the Fed continues its interest rate normalization process. As a result, MetWest maintained the duration of the Fund relatively short versus that of the Index and, from a sector standpoint, minimized credit risk with higher quality defensive exposure among corporate credit. MetWest continues to have an emphasis on securitized products that offer opportunities for attractive risk-adjusted returns and positioning favors high quality, more senior positions. Commercial MBS exposure is skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS overweight is focused on high quality non-traditional collateral such as government guaranteed student loan receivables. Finally, non-agency MBS holdings emphasize issues with better relative quality and near term cash flows, while agency MBS exposure is in line with the Index.

The portion of the Fund managed by Western outperformed the Fund’s market index benchmark, the Bloomberg Barclays U.S. Aggregate BondTM Index, for the year ended August 31, 2017. Positive sector and security selection contributed positively to Western’s return over the one-year period. Exposure to high yield was especially beneficial. Duration positioning was moderately negative and detracted from returns.

Western continues to believe that the process of global economic mending, which will lead to inflation bottoming and turning up, will be a long-term process that will take many years and requite continuing monetary and potentially fiscal support. As a result, Western continues to prefer spread sectors over U.S. Treasuries or sovereign bonds.

The portion of the Fund managed by BlackRock underperformed the Fund’s market index benchmark, the Bloomberg Barclays U.S. Aggregate BondTM Index, for the year ended August 31, 2017. BlackRock befitted from positive security and sector selection, including an overweight to investment grade securities, but modestly underperformed the index on a net basis.

The following graph depicts the performance of Bloomberg Barclays U.S. Aggregate BondTM Indexxii vs. the Lipper Core Bond Funds Averagexviii

BlackRock narrowed its underweight exposure to U.S. duration over the period. BlackRock believes that rich valuations in credit heighten the importance of security selection within investment grade and high yield and the firm continues to favor idiosyncratic stories in credit over index exposure. BlackRock also continues to favor securitized assets for yield, as it believes a strong technical backdrop will support the market.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

CORE FIXED INCOME FUND

Comparison of $10,000 Investment in the Portfolio with the Bloomberg Barclays U.S. Aggregate Bond™ Index and the
Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Aggregate Bond™ Index**	Lipper Core Bond Funds Average**
Since inception 11/18/1991	5.47%	2.85%	5.71%	5.63%
10 year	5.14	2.56	4.40	4.11
5 year	2.57	0.04	2.19	2.17
3 year	2.73	0.19	2.64	2.32
1 year	1.07	(1.43)	0.49	0.88

See pages 26 through 29 for all footnotes.

High Yield Fund

ABOUT THE SUB-ADVISERS
•Eaton Vance Management (“EVM”)

EVM monitors the credit quality of securities held by the Fund and other securities available to the Fund. Although EVM considers security ratings when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including “bottom up/top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services. EVM attempts to improve yield and preserve and enhance principal value through timely trading. EVM also considers the relative value of securities in the marketplace in making investment decisions.

•Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2016, through August 31, 2017, the Sub-advisors for CGCM High Yield Fund (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”), Eaton Vance Management (“Eaton Vance”), and Western Asset Management Company (“Western”). PENN Capital ceased managing assets for the Fund and Eaton Vance began managing assets for the Fund during this period. The Fund underperformed its market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, over the one-year period.

The portion of the Fund managed by Eaton Vance underperformed its market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, from January 1, 2017 through August 31, 2017. While sector selection was positive over this period, security selection was modestly negative. At the end of the period, Eaton Vance was overweight the Technology and Consumer/Tobacco sectors and underweight the Finance and Cable-Media sectors.

Eaton Vance believes that while fundamentals have continued to modestly improve and remain adequately healthy to be supportive of high yield given expectations for modest growth in the U.S. economy, near full employment, and methodical increases in interest rates, potential headwinds remain. Although the backdrop for high yield bonds remains supportive, volatility could be elevated, given uncertainty over Congress’ ability to deliver on tax reform and fiscal stimulus. Disappointing progress in Washington, an increase in tensions in either the Middle East or Korean Peninsula, or weaker projected corporate earnings reports could cause a stock market decline that could pressure high yield bond returns. At the same time, the continuing prospect of low global yields should continue to support the search for yield, leading to additional demand for U.S. credit from abroad. Additionally, Eaton Vance anticipates a decline in the level of new issuance moving forward and although high yield bond valuations remained full at the end of the period, on a risk-adjusted basis, Eaton Vance believes the carry in high yield remains attractive relative to many alternatives.

The portion of the Fund managed by Western underperformed its market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, over the one-year period. Negative sector selection contributed to Western’s underperformance, while security selection was positive. At the end of the period, Western was overweight the Consumer/Tobacco, Building, and Food Processing sectors and underweight the Technology, Cable-Media, and Chemical sectors.

According to Western, risk premiums for the high-yield market have been in a fairly tight range of 344 to 406 basis points year-to-date and ended August at 380 basis points, just wide of the year’s average. Volatility has remained subdued despite historic events including Donald Trump taking office, the assignment of a special prosecutor to investigate Russian election influence, North Korean sabre rattling, two Federal Reserve rate hikes, and contentious Brexit negotiations. Each of these events in and of themselves had the potential to derail markets and high-yield in particular, but haven’t. In the absence of a central bank policy mistake or an extreme provocation by North Korea, it’s reasonable to assume that markets will remain driven by fundamentals. Western Asset’s view is that the Fed will continue down the path of normalizing rates, which could include a further rate hike in

The following graph depicts the performance of Bloomberg Barclays U.S. Corporate High-Yield Bond Indexxiii vs. the Lipper High-Yield Funds Averagexix

December. That stated, Western is also of the view that rates will remain within the year’s ranges as inflation readings remain below the Federal Reserve’s stated target.

Western believes that liquidity is supportive with solid interest coverage metrics, cash levels, and a minimal maturity schedule over the next one to two years, and that the broad market, including rentals, building materials, and home builders have improved their financial metrics year-over-year. While not all is rosy for the high-yield market, Western believes it offers the potential for excess returns through the end of the year. From a portfolio-positioning perspective, Western has continued to reduce positions in select CCC-rated issues while focusing such exposure in credits with improving company fundamentals and attractive relative valuations compared to BB/B rated categories. Industry-wise, Western continues to hold exposure to metals and mining and midstream companies as these are segments in which they see active deleveraging and earnings growth. Western believes it is imperative that intense vetting of fundamentals (leverage, interest coverage, liquidity/free cash flow generation, EBITDA margins) for each offering before relative value and total return prospects enter the credit-selection process. Western maintains its stance of being extremely selective in participating in new deals and excluding those with weak covenant packages or no clear path to deleveraging or upgrade potential.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

HIGH YIELD FUND

Comparison of $10,000 Investment in the Portfolio with the Bloomberg Barclays U.S. Corporate High Yield Bond Index
and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Corporate High Yield Bond Index**	Lipper High Yield Funds Average**
Since inception 7/13/1998	4.55%	1.96%	6.75%	5.74%
10 year	6.36	3.76	8.02	6.37
5 year	4.65	2.08	6.47	5.31
3 year	1.90	(0.60)	4.77	3.33
1 year	8.38	5.72	8.63	7.45

See pages 26 through 29 for all footnotes.

International Fixed Income Fund

ABOUT THE SUB-ADVISER
• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

For the period of September 1, 2016, through August 31, 2017, the Sub-Advisor for CGCM International Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

The Fund outperformed its benchmark, the Citigroup Non-USD World Government Bond Index — Hedged, for the one-year period ended August 31, 2017 (before fees). Out of benchmark exposure to U.S. duration during the period detracted from performance as U.S. rates rose across the curve. However, this was more than offset by yield curve positioning with a focus on intermediate rates, as intermediate yields outperformed long and short rates. Overall, non-U.S. developed markets interest rate positioning was positive for performance. However, short exposure to Brazilian front-end rates detracted from performance as front-end rates fell during the period. Additionally, an overweight to long-end U.K. rates detracted from performance as U.K. yields rose during the period. Spread strategies overall were positive for performance during the period. Exposure to non-Agency mortgages and European residential mortgage-backed securities added to performance as these securities benefitted from positive technicals and strong fundamentals. An allocation to investment grade and high yield credit added to performance as credit spreads tightened during the period. A modest allocation to U.S. TIPS added to performance as inflation expectations increased during the period. Lastly, currency strategies were positive for performance. Exposure to the Brazilian real and Mexican peso added to returns as these currencies appreciated relative to the U.S. dollar during the period.

The following graph depicts the performance of Citigroup Non-USD World Government Bond Index (USD) - Hedgedxx vs. the Citigroup Non-USD World Government Bond Index (USD) - Unhedgedxxviii and the Lipper International Income Funds Averagexxi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

INTERNATIONAL FIXED INCOME FUND

Comparison of $10,000 Investment in the Portfolio with the Citigroup Non-USD World Government Bond Index (USD)
Hedged, Citigroup Non-USD World Government Bond Index (USD) Unhedged
and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Citigroup Non-USD WGBI (USD) - Hedged**	Citigroup Non-USD WGBI (USD) - Unhedged**	Lipper International Income Funds Average**
Since inception 11/18/1991	5.86%	3.23%	6.09%	5.40%	5.00%
10 year	5.14	2.64	4.37	3.11	4.51
5 year	3.43	0.88	4.18	-0.43	1.32
3 year	3.58	1.02	3.71	-0.57	0.52
1 year	0.98	(1.53)	-0.79	-0.76	3.22

See pages 26 through 29 for all footnotes.

Municipal Bond Fund

ABOUT THE SUB-ADVISER
• McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate relative risk. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period September 1, 2016, through August 31, 2017, the Sub-Advisor for CGCM Municipal Bond Fund (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

U.S. rates rose modestly across the yield curve as investors weighed the potential fiscal and economic consequences of the new administration’s policy agenda and prospects for implementation. Market reaction was fierce in the immediate wake of the election of single-party government with municipal yields quickly rising by more than 100 basis points, but the gradual reckoning of rhetoric versus reality tempered the response and yields ended the period 25 to 60 basis points above the lows reached in August of 2016. Away from the sharp response to the election, the municipal market continued to be characterized by strong investor demand and relatively muted new issue supply. The spate of Refunding Issuance that boosted last year’s issuance slowed sharply leaving investors a slimmer menu of available options for portfolio investment and rebalancing. Limited supply contributed to an overall environment of quality spread compression resulting in lower quality segments of the market generating the strongest relative returns. Investor appetite for yield remains a dominant theme across both the municipal market and domestic fixed income markets broadly.

•	Municipal yields rose modestly and the yield curve steepened.

•	Quality and sector spreads compressed as investor ‘reach-for-yield’ remained a feature of the municipal market.

•	Municipal issuance declined from last year’s record pace as Refunding Issuance slowed sharply.

During the fiscal period ended August 31, 2017 the Fund registered twelve-month performance of 0.53% and underperformed the Bloomberg Barclays U.S. Municipal Bond Index return of 0.88%. Yield curve posture with an underweight to the front-end of the curve hindered performance as maturities 10 years and shorter produced the best performance. Security selection, particularly within the Local General Obligation, Hospital and Transportation categories, contributed positively to performance. From a quality perspective, BBB-rated securities, in general, significantly outperformed higher quality for the period. The Fund was positioned with an underweight to the BBB category which detracted from performance, however an overweight to single A rated securities was beneficial.

Federal Reserve policymakers executed a series of three  1⁄4 point rate hikes over the past year and are expected to initiate balance sheet reduction efforts over the near-term. The Fed has outlined the composition and expected pace of reduction, but refrained from indicating the timing of when it was likely to occur. Committee members and market participants remain divided on the issue of additional policy rate boosts. The Fed’s dual mandate is on track with respect to its goal of full employment (4.4% unemployment) but remains below its price objective of 2% inflation (1.4% PCE). Inflation percolated higher briefly at the beginning of year but failed to stabilize despite steady growth and strong labor market conditions. At issue is whether the Fed should pause its interest rate normalization effort or assume the current softness in pricing is temporary, particularly against the backdrop of a weak dollar, and continue apace with another  1⁄4 point boost in December. We continue

The following graph depicts the performance of Bloomberg Barclays U.S. Municipal Bond Indexxxii vs. the Lipper General & Insured Municipal Debt Funds Averagexxiii

to lean toward the direction of another move in December. Economic fundamentals remain on solid footing and buoyant financial market conditions add to the generally benign monetary conditions present in the current environment. We expect the most likely path going forward remains one of steady growth accompanied by low inflation. Against that backdrop, it is difficult to envision rates rising significantly on the longer-end of the curve irrespective of potential policy action by the Federal Reserve. Fixed income investors continue to face pressure to generate portfolio income, and credit and curve extension remain the path of least resistance.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

MUNICIPAL BOND FUND

Comparison of $10,000 Investment in the Portfolio with the Bloomberg Barclays U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Municipal Bond Index**	Lipper General & Insured Municipal Debt Funds Average**
Since inception 11/18/1991	4.77%	2.17%	5.58%	5.09%
10 year	4.07	1.50	4.73	4.14
5 year	2.59	0.06	3.23	3.00
3 year	2.71	0.18	3.40	3.16
1 year	(0.22)	(2.69)	0.88	0.32

See pages 26 through 29 for all footnotes.

Inflation-Linked Fixed Income Fund

ABOUT THE SUB-ADVISER
• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

For the period of September 1, 2016, through August 31, 2017, the Sub-Advisor for CGCM Inflation-Linked Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, for the one-year period ended August 31, 2017. An underweight to U.S. nominal duration added to performance as U.S. yields rose across the curve. An overweight to U.S. breakeven inflation added to performance as breakeven inflation levels rose during the period; this was partially offset by an overweight to U.S. real duration as real rates rose. Short exposure to long-dated U.K. breakevens modestly detracted from performance as long-dated breakeven inflation increased during the period. Holdings of non-Agency mortgages and structured mortgages added to performance as these securities benefitted from strong demand and improving housing market fundamentals. Exposure to investment grade and high yield credit, especially within financials, contributed to performance as these sectors outperformed like-duration Treasuries during the period. Short exposure to the Brazilian real at the start of the period detracted from returns as the real appreciated versus the U.S. dollar.

The following graph depicts the performance of Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Indexxxiv vs. the Lipper Inflation Protected Bond Funds Averagexxvi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

INFLATION-LINKED FIXED INCOME FUND

Comparison of $10,000 Investment in the Portfolio with the Bloomberg Barclays U.S. Treasury Inflation Protected
Securities (TIPS) Index vs. the Lipper Inflation Protected Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INFLATION-LINKED FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index**	Lipper Inflation Protected Bond Funds Average**
Since inception 3/9/2016	3.79%	1.20%	2.94%	3.46%
10 year	N/A	N/A	4.11	3.18
5 year	N/A	N/A	0.25	(0.15)
3 year	N/A	N/A	0.98	0.31
1 year	1.05	(1.44)	0.46	0.99

See pages 26 through 29 for all footnotes.

Ultra-Short Term Fixed Income Fund

ABOUT THE SUB-ADVISER
•Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

For the period of September 1, 2016, through August 31, 2017, the Sub-Advisor for CGCM Ultra-Short Fixed Income Fund (“Fund”) was Pacific Investment Management LLC (“PIMCO”).

The Fund outperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index, for the one-year period ended August 31, 2017. Overall interest rate strategies were positive for performance including short exposure to U.S. duration as U.S. Treasury yields rose during the period. Overall spread sector strategies were positive for performance. An allocation to investment grade credit and positive security selection within financials and industrials added to performance. Holdings of non-Agency mortgages and commercial mortgage-backed securities were positive for performance as these securities benefitted from strong demand and an improving housing market. A modest allocation to U.S. TIPS added to performance as inflation expectations increased during the period. Currency strategies modestly added to performance including a long dollar bias versus the euro at the start of the period as the euro depreciated relative to the U.S. dollar during the time period.

The following graph depicts the performance of Citigroup 3-Month U.S. Treasury Bill Indexxxv vs. the Lipper Ultra-Short Obligations Funds Averagexxvii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2017

ULTRA-SHORT TERM FIXED INCOME FUND

Comparison of $10,000 Investment in the Portfolio with the Citigroup 3-Month U.S. Treasury Bill Index vs. the Lipper
Ultra-Short Obligations Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ULTRA-SHORT TERM FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2017†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Citigroup 3-Month U.S. Treasury Bill Index**	Lipper Ultra-Short Obligations Funds Average**
Since inception 3/9/2016	2.04%	-0.50%	0.48%	1.40%
10 year	N/A	N/A	0.44	1.24
5 year	N/A	N/A	0.18	0.66
3 year	N/A	N/A	0.26	0.71
1 year	2.14	(0.38)	0.58	1.22

See pages 26 through 29 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/cgcm.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.50%.

**	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

i.	The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Please note that an investor cannot invest directly in an index.

ii.	The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

iii.	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

iv.	The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on the market capitalization. Please note that an investor cannot invest directly in an index.

v.	The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vi.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vii.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. Please note that an investor cannot invest directly in an index.

viii.	The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

ix.	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designated to measure equity market performance in the global developed emerging markets. Please note that an investor cannot invest directly in an index.

x.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xi.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xii.	The Bloomberg Barclays U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiii.	The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiv.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xv.	The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xvi.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xvii.

The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xviii.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in nonbenchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xix.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xx.	The Citigroup Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the Citigroup World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxi.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxii.	The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxiii.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiv.	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged market index comprised of all US Treasury Inflation Protected Securities rated investment grade (Baa3/BBB- or better), have at lease one year to final maturity, and at least $250 million par amount outstanding.

xxv.	The Citigroup 3-Month U.S. Treasury Bill Index — Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the index. The index is rebalanced monthly by market capitalization.

xxvi.	The Lipper Inflation Protected Bond Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Inflation protected bond funds invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

xxvii.	The Lipper Ultra-Short Obligations Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Ultra short obligations funds invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

xxviii.	The Citigroup Non-USD World Government Bond Index (USD) — Unhedged — This index includes all the components of the World Government Bond Index except the United States. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of $25 million US dollars. Those government securities that are excluded from the indices typically fall into three categories: floating- or variable rate bonds (including index-linked bonds); securities aimed principally at non-institutional investors such as savings bonds in the United States and Canada; and private placement-type securities, where liquidity may be poor and where accurate information on outstandings, market coupon, and maturity structure may be difficult or impossible to obtain. This index is designed to directly address the growing interest in and implementation of currency-hedged bond investments by global investors as a means of achieving low-risk interest rate diversification in their portfolios.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2017 and held for the six months ended August 31, 2017.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Cap Equity Fund	4.86%	$1,000.00	$1,048.60	0.47%	$2.43
Small-Mid Cap Equity Fund	3.77%	1,000.00	1,037.70	0.61%	3.13
International Equity Fund	14.26%	1,000.00	1,142.60	0.64%	3.46
Emerging Markets Equity Fund	19.84%	1,000.00	1,198.40	0.84%	4.65
Core Fixed Income Fund	2.91%	1,000.00	1,029.10	0.56%	2.86
High Yield Fund	2.58%	1,000.00	1,025.80	0.85%	4.34
International Fixed Income Fund	2.23%	1,000.00	1,022.30	1.11%	5.66
Municipal Bond Fund	3.47%	1,000.00	1,034.70	0.75%	3.85
Inflation-Linked Fixed Income Fund	0.99%	1,000.00	1,009.90	1.14%	5.78
Ultra-Short Term Fixed Income Fund	0.74%	1,000.00	1,007.40	0.82%	4.15

(1)	For the six months ended August 31, 2017.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.50% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expenses reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 365 (to reflect the one-half year period).

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Cap Equity Fund	5.00%	$1,000.00	$1,022.84	0.47%	$2.40
Small-Mid Cap Equity Fund	5.00%	1,000.00	1,022.13	0.61%	3.11
International Equity Fund	5.00%	1,000.00	1,021.98	0.64%	3.26
Emerging Markets Equity Fund	5.00%	1,000.00	1,020.97	0.84%	4.28
Core Fixed Income Fund	5.00%	1,000.00	1,022.38	0.56%	2.85
High Yield Fund	5.00%	1,000.00	1,020.92	0.85%	4.33
International Fixed Income Fund	5.00%	1,000.00	1,019.61	1.11%	5.65
Municipal Bond Fund	5.00%	1,000.00	1,021.42	0.75%	3.82
Inflation-Linked Fixed Income Fund	5.00%	1,000.00	1,019.46	1.14%	5.80
Ultra-Short Term Fixed Income Fund	5.00%	1,000.00	1,021.07	0.82%	4.18

(1)	For the six months ended August 31, 2017.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided 365 (to reflect the one-half year period).

Schedules of Investments

August 31, 2017

Large Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 97.6%
CONSUMER DISCRETIONARY — 12.4%
Auto Components — 0.5%
3,426	Adient PLC	$242,150
8,167	BorgWarner Inc.	379,030
44,764	Delphi Automotive PLC	4,315,250
10,576	Gentex Corp.	193,223
86,977	Goodyear Tire & Rubber Co. (The)	2,635,403
2,681	Lear Corp.	400,917
16,623	Tenneco Inc.	900,967
1,227	Visteon Corp.*	141,645

	Total Auto Components	9,208,585

Automobiles — 0.3%
148,501	Ford Motor Co.	1,637,966
52,209	General Motors Co.	1,907,717
6,855	Harley-Davidson Inc.(a)	322,254
4,969	Tesla Inc.*(a)	1,768,467
1,899	Thor Industries Inc.	206,307

	Total Automobiles	5,842,711

Distributors — 0.1%
5,537	Genuine Parts Co.	458,630
11,518	LKQ Corp.*	399,098
1,623	Pool Corp.	161,797

	Total Distributors	1,019,525

Diversified Consumer Services — 0.2%
1,802	Bright Horizons Family Solutions Inc.*	144,034
148	Graham Holdings Co., Class B Shares	86,906
8,184	H&R Block Inc.	218,840
36,410	New Oriental Education & Technology Group Inc., ADR*	2,976,517
6,588	Service Corp. International	232,820
5,019	ServiceMaster Global Holdings Inc.*	236,495

	Total Diversified Consumer Services	3,895,612

Hotels, Restaurants & Leisure — 1.5%
9,141	Aramark	371,947
15,474	Carnival Corp.	1,075,134
981	Chipotle Mexican Grill Inc., Class A Shares*	310,693
1,302	Choice Hotels International Inc.	80,789
4,812	Darden Restaurants Inc.	395,017
15,457	Domino’s Pizza Inc.	2,817,193
3,392	Dunkin’ Brands Group Inc.	174,892
5,981	Extended Stay America Inc.	117,168
2,096	Hilton Grand Vacations Inc.*	75,980
7,421	Hilton Worldwide Holdings Inc.	477,393
1,287	Hyatt Hotels Corp., Class A Shares*	76,589
3,830	International Game Technology PLC	78,017
13,766	Las Vegas Sands Corp.	856,383
12,093	Marriott International Inc., Class A Shares	1,252,593
31,173	McDonald’s Corp.	4,986,745
19,351	MGM Resorts International	637,809
6,300	Norwegian Cruise Line Holdings Ltd.*	374,598
6,533	Royal Caribbean Cruises Ltd.	813,097
2,875	Six Flags Entertainment Corp.	156,889
133,252	Starbucks Corp.	7,310,205
1,515	Vail Resorts Inc.	345,344

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.4% — (continued)
Hotels, Restaurants & Leisure — 1.5% — (continued)
6,682	Wendy’s Co. (The)	$99,695
3,961	Wyndham Worldwide Corp.	394,832
3,099	Wynn Resorts Ltd.	430,730
14,111	Yum China Holdings Inc.*	498,965
13,325	Yum! Brands Inc.	1,023,626

	Total Hotels, Restaurants & Leisure	25,232,323

Household Durables — 0.5%
3,018	CalAtlantic Group Inc.	104,876
13,148	DR Horton Inc.	475,300
4,685	Garmin Ltd.	241,277
5,063	Leggett & Platt Inc.	232,746
7,943	Lennar Corp., Class A Shares	411,130
2,366	Mohawk Industries Inc.*	598,882
18,361	Newell Brands Inc.	886,469
125	NVR Inc.*	340,106
11,186	PulteGroup Inc.	288,823
1,676	Tempur Sealy International Inc.*(a)	103,744
5,497	Toll Brothers Inc.	214,163
2,014	Tupperware Brands Corp.	116,550
22,864	Whirlpool Corp.	3,923,920

	Total Household Durables	7,937,986

Internet & Direct Marketing Retail — 2.7%
21,107	Amazon.com Inc.*	20,697,524
4,655	Expedia Inc.	690,616
2,139	Liberty Expedia Holdings Inc., Class A Shares*	116,982
155,182	Liberty Interactive Corp. QVC Group, Class A Shares*	3,432,626
2,812	Liberty Ventures, Series A*	173,107
15,707	Netflix Inc.*	2,744,170
9,540	Priceline Group Inc. (The)*	17,668,843
4,109	TripAdvisor Inc.*	175,577
1,367	Wayfair Inc., Class A Shares*	97,071

	Total Internet & Direct Marketing Retail	45,796,516

Leisure Products — 0.1%
3,357	Brunswick Corp.	176,175
4,356	Hasbro Inc.	427,977
12,609	Mattel Inc.	204,518
2,217	Polaris Industries Inc.(a)	206,691

	Total Leisure Products	1,015,361

Media — 1.8%
1,940	AMC Networks Inc., Class A Shares*	117,913
171	Cable One Inc.	129,744
13,663	CBS Corp., Class B Shares	875,252
7,583	Charter Communications Inc., Class A Shares*	3,022,129
4,292	Cinemark Holdings Inc.	142,881
180,078	Comcast Corp., Class A Shares	7,312,968
6,372	Discovery Communications Inc., Class A Shares*	141,522
7,601	Discovery Communications Inc., Class C Shares*	159,697
8,536	DISH Network Corp., Class A Shares*	489,027
15,365	Interpublic Group of Cos., Inc. (The)	309,451
1,809	John Wiley & Sons Inc., Class A Shares	97,596
1,064	Liberty Broadband Corp., Class A Shares*	107,921
4,083	Liberty Broadband Corp., Class C Shares*	414,547

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.4% — (continued)
Media — 1.8% — (continued)
896	Liberty Media Corp-Liberty Formula One, Class A Shares*(a)	$33,985
3,786	Liberty Media Corp-Liberty Formula One, Class C Shares*	148,790
3,568	Liberty Media Corp-Liberty SiriusXM, Class A Shares*	159,490
7,126	Liberty Media Corp-Liberty SiriusXM, Class C Shares*	317,891
1,912	Lions Gate Entertainment Corp., Class A Shares*	56,844
4,224	Lions Gate Entertainment Corp., Class B Shares*	118,568
5,269	Live Nation Entertainment Inc.*	210,549
15,256	Madison Square Garden Co. (The), Class A Shares*	3,242,053
14,535	News Corp., Class A Shares	194,333
4,110	News Corp., Class B Shares	56,307
8,842	Omnicom Group Inc.	639,984
4,638	Regal Entertainment Group, Class A Shares(a)	68,503
3,095	Scripps Networks Interactive Inc., Class A Shares	265,087
55,104	Sirius XM Holdings Inc.(a)	316,848
8,372	TEGNA Inc.	105,655
29,609	Time Warner Inc.	2,993,470
2,715	Tribune Media Co., Class A Shares	108,790
38,989	Twenty-First Century Fox Inc., Class A Shares	1,075,706
17,593	Twenty-First Century Fox Inc., Class B Shares	476,770
13,295	Viacom Inc., Class B Shares	380,237
59,772	Walt Disney Co. (The)	6,048,926

	Total Media	30,339,434

Multiline Retail — 0.6%
10,503	Dollar General Corp.	762,098
87,421	Dollar Tree Inc.*	6,962,208
6,214	Kohl’s Corp.	247,193
11,748	Macy’s Inc.	244,006
4,550	Nordstrom Inc.(a)	203,021
21,126	Target Corp.	1,152,001

	Total Multiline Retail	9,570,527

Specialty Retail — 3.3%
2,578	Advance Auto Parts Inc.	252,386
2,610	AutoNation Inc.*(a)	118,416
9,514	AutoZone Inc.*	5,027,578
5,025	Bed Bath & Beyond Inc.	138,640
10,083	Best Buy Co., Inc.	547,104
2,644	Burlington Stores Inc.*	230,372
2,012	Cabela’s Inc.*	108,044
7,123	CarMax Inc.*	478,309
3,510	Dick’s Sporting Goods Inc.	92,524
5,106	Foot Locker Inc.	179,884
4,129	GameStop Corp., Class A Shares	76,387
8,450	Gap Inc. (The)	199,589
45,896	Home Depot Inc. (The)	6,878,434
9,292	L Brands Inc.	336,556
118,055	Lowe’s Cos., Inc.	8,723,084
3,798	Michaels Cos., Inc. (The)*	85,265
1,255	Murphy USA Inc.*	80,897
3,411	O’Reilly Automotive Inc.*	668,999
1,602	Penske Automotive Group Inc.	67,861
120,658	Ross Stores Inc.	7,052,460
5,873	Sally Beauty Holdings Inc.*	109,179
2,749	Signet Jewelers Ltd.(a)	173,379

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.4% — (continued)
Specialty Retail — 3.3% — (continued)
25,454	Staples Inc.	$260,013
4,128	Tiffany & Co.	377,299
91,300	TJX Cos., Inc. (The)	6,600,990
204,402	Tractor Supply Co.	12,163,963
18,489	Ulta Beauty Inc.*	4,086,254
3,636	Urban Outfitters Inc.*	74,320
3,551	Williams-Sonoma Inc.	163,346

	Total Specialty Retail	55,351,532

Textiles, Apparel & Luxury Goods — 0.8%
38,485	Carter’s Inc.	3,337,034
10,422	Coach Inc.	434,598
14,052	Hanesbrands Inc.	340,902
3,566	lululemon athletica Inc.*	205,223
5,979	Michael Kors Holdings Ltd.*	252,433
141,490	NIKE Inc., Class B Shares	7,472,087
2,997	PVH Corp.	377,292
2,294	Ralph Lauren Corp., Class A Shares	201,620
5,259	Skechers U.S.A. Inc., Class A Shares*	138,995
7,165	Under Armour Inc., Class A Shares*(a)	115,715
7,443	Under Armour Inc., Class C Shares*(a)	112,389
12,226	V.F. Corp.	768,649

	Total Textiles, Apparel & Luxury Goods	13,756,937

	TOTAL CONSUMER DISCRETIONARY	208,967,049

CONSUMER STAPLES — 8.4%
Beverages — 2.8%
2,183	Brown-Forman Corp., Class A Shares	121,419
6,368	Brown-Forman Corp., Class B Shares	337,759
426,284	Coca-Cola Co. (The)	19,417,236
6,170	Constellation Brands Inc., Class A Shares	1,234,617
7,001	Dr Pepper Snapple Group Inc.	637,441
155,667	Molson Coors Brewing Co., Class B Shares	13,971,113
100,095	Monster Beverage Corp.*	5,587,303
54,532	PepsiCo Inc.	6,310,988

	Total Beverages	47,617,876

Food & Staples Retailing — 1.8%
1,553	Casey’s General Stores Inc.	163,717
39,093	Costco Wholesale Corp.	6,127,437
122,171	CVS Health Corp.	9,448,705
34,782	Kroger Co. (The)	760,682
41,341	Rite Aid Corp.*	100,045
5,202	Sprouts Farmers Market Inc.*	103,728
18,823	Sysco Corp.	991,407
4,771	US Foods Holding Corp.*	130,964
93,415	Walgreens Boots Alliance Inc.	7,613,323
55,656	Wal-Mart Stores Inc.	4,345,064

	Total Food & Staples Retailing	29,785,072

Food Products — 2.2%
176,498	Archer-Daniels-Midland Co.	7,292,897
3,385	Blue Buffalo Pet Products Inc.*	87,198
5,438	Bunge Ltd.	405,838
6,998	Campbell Soup Co.	323,308

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 8.4% — (continued)
Food Products — 2.2% — (continued)
15,497	Conagra Brands Inc.	$503,033
6,964	Flowers Foods Inc.	120,965
22,009	General Mills Inc.	1,172,199
4,017	Hain Celestial Group Inc. (The)*	161,564
5,401	Hershey Co. (The)	566,673
10,214	Hormel Foods Corp.	313,978
2,708	Ingredion Inc.	335,305
4,380	J.M. Smucker Co. (The)	458,849
97,610	Kellogg Co.	6,389,551
107,263	Kraft Heinz Co. (The)	8,661,487
5,451	Lamb Weston Holdings Inc.	247,911
4,381	McCormick & Co., Inc.	416,764
201,427	Mondelez International Inc., Class A Shares	8,190,022
2,467	Pilgrim’s Pride Corp.*	72,653
4,350	Pinnacle Foods Inc.	257,998
2,378	Post Holdings Inc.*	202,439
9	Seaboard Corp.	38,661
1,995	TreeHouse Foods Inc.*	133,645
10,629	Tyson Foods Inc., Class A Shares	672,816

	Total Food Products	37,025,754

Household Products — 0.8%
9,645	Church & Dwight Co., Inc.	483,890
4,964	Clorox Co. (The)	687,663
32,870	Colgate-Palmolive Co.	2,354,807
2,521	Energizer Holdings Inc.	111,302
13,517	Kimberly-Clark Corp.	1,666,511
97,728	Procter & Gamble Co. (The)	9,017,362
1,001	Spectrum Brands Holdings Inc.	110,070

	Total Household Products	14,431,605

Personal Products — 0.1%
18,409	Coty Inc., Class A Shares	305,221
2,079	Edgewell Personal Care Co.*	157,879
8,311	Estee Lauder Cos., Inc. (The), Class A Shares	889,194
2,746	Herbalife Ltd.*(a)	189,502
1,869	Nu Skin Enterprises Inc., Class A Shares	113,691

	Total Personal Products	1,655,487

Tobacco — 0.7%
73,804	Altria Group Inc.	4,679,173
59,319	Philip Morris International Inc.	6,936,171

	Total Tobacco	11,615,344

	TOTAL CONSUMER STAPLES	142,131,138

ENERGY — 5.9%
Energy Equipment & Services — 1.6%
16,261	Baker Hughes a GE Co.	551,248
52,900	Core Laboratories NV(a)	4,664,722
177,338	Halliburton Co.	6,910,862
4,066	Helmerich & Payne Inc.	172,154
11,171	Nabors Industries Ltd.	73,170
124,704	National Oilwell Varco Inc.	3,824,672
3,969	Oceaneering International Inc.	89,501
7,533	Patterson-UTI Energy Inc.	120,302

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 5.9% — (continued)
Energy Equipment & Services — 1.6% — (continued)
2,504	RPC Inc.(a)	$48,602
154,466	Schlumberger Ltd.	9,810,136
15,747	Transocean Ltd.*(a)	128,495
34,996	Weatherford International PLC*(a)	134,035

	Total Energy Equipment & Services	26,527,899

Oil, Gas & Consumable Fuels — 4.3%
21,519	Anadarko Petroleum Corp.	880,773
5,914	Andeavor	592,287
8,360	Antero Resources Corp.*	164,608
14,656	Apache Corp.	569,239
17,450	Cabot Oil & Gas Corp.	445,848
4,004	Centennial Resource Development Inc., Class A Shares*	69,229
8,086	Cheniere Energy Inc.*	346,000
32,723	Chesapeake Energy Corp.*(a)	119,112
128,795	Chevron Corp.	13,860,918
3,551	Cimarex Energy Co.	353,999
5,673	Concho Resources Inc.*	629,533
173,703	ConocoPhillips	7,583,873
9,119	CONSOL Energy Inc.*	132,682
3,482	Continental Resources Inc.*	118,109
20,261	Devon Energy Corp.	636,195
3,857	Diamondback Energy Inc.*	350,177
3,897	Energen Corp.*	199,838
65,954	EOG Resources Inc.	5,605,431
6,513	EQT Corp.	406,020
4,350	Extraction Oil & Gas Inc.*	57,159
162,046	Exxon Mobil Corp.	12,368,971
5,126	Gulfport Energy Corp.*	64,229
10,933	Hess Corp.	425,294
6,924	HollyFrontier Corp.	216,790
73,544	Kinder Morgan Inc.	1,421,606
7,086	Kosmos Energy Ltd.*(a)	49,885
5,890	Laredo Petroleum Inc.*	73,154
541,934	Marathon Oil Corp.	6,026,306
19,660	Marathon Petroleum Corp.	1,031,167
6,558	Murphy Oil Corp.	148,604
7,457	Newfield Exploration Co.*	194,851
18,576	Noble Energy Inc.	441,552
125,199	Occidental Petroleum Corp.	7,474,380
7,939	ONEOK Inc.	429,976
8,356	Parsley Energy Inc., Class A Shares*	209,318
3,964	PBF Energy Inc., Class A Shares(a)	93,868
16,648	Phillips 66	1,395,269
6,494	Pioneer Natural Resources Co.	841,947
9,337	QEP Resources Inc.*	70,494
8,963	Range Resources Corp.	155,598
4,785	Rice Energy Inc.*	130,918
4,681	RSP Permian Inc.*	146,890
3,814	SM Energy Co.	50,955
19,792	Southwestern Energy Co.*	107,866
104,095	Suncor Energy Inc.	3,261,296
7,664	Targa Resources Corp.	341,585
17,060	Valero Energy Corp.	1,161,786
13,041	Whiting Petroleum Corp.*	58,293

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 5.9% — (continued)
Oil, Gas & Consumable Fuels — 4.3% — (continued)
31,623	Williams Cos., Inc. (The)	$940,152
2,774	World Fuel Services Corp.	95,814
15,987	WPX Energy Inc.*	159,710

	Total Oil, Gas & Consumable Fuels	72,709,554

	TOTAL ENERGY	99,237,453

FINANCIALS — 12.1%
Banks — 3.6%
5,886	Associated Banc-Corp.	128,903
380,906	Bank of America Corp.	9,099,844
1,465	Bank of Hawaii Corp.	114,460
4,070	Bank of the Ozarks	174,847
4,009	BankUnited Inc.	133,420
172,790	BB&T Corp.	7,963,891
986	BOK Financial Corp.	79,353
7,876	CIT Group Inc.	353,239
105,357	Citigroup Inc.	7,167,437
19,534	Citizens Financial Group Inc.	647,161
6,851	Comerica Inc.	467,581
3,221	Commerce Bancshares Inc.	177,123
2,059	Cullen/Frost Bankers Inc.	173,368
5,745	East West Bancorp Inc.	318,101
29,108	Fifth Third Bancorp	760,592
1,925	First Hawaiian Inc.	52,148
9,257	First Horizon National Corp.	159,313
6,084	First Republic Bank	590,452
11,448	FNB Corp.	145,275
42,018	Huntington Bancshares Inc.	529,007
135,218	JPMorgan Chase & Co.	12,289,964
42,126	KeyCorp	724,988
5,551	M&T Bank Corp.	820,771
4,434	PacWest Bancorp	200,195
12,423	People’s United Financial Inc.	207,464
2,589	Pinnacle Financial Partners Inc.	161,036
18,490	PNC Financial Services Group Inc. (The)	2,318,831
4,114	Popular Inc.	164,190
2,365	Prosperity Bancshares Inc.	141,309
46,289	Regions Financial Corp.	653,138
2,006	Signature Bank*	257,450
18,496	SunTrust Banks Inc.	1,019,130
2,070	SVB Financial Group*	350,534
4,393	Synovus Financial Corp.	185,033
6,307	TCF Financial Corp.	97,948
60,465	US Bancorp	3,098,831
3,265	Webster Financial Corp.	152,410
171,724	Wells Fargo & Co.	8,769,945
3,524	Western Alliance Bancorp*	169,962
7,673	Zions Bancorporation	335,003

	Total Banks	61,353,647

Capital Markets — 3.1%
18,361	Affiliated Managers Group Inc.	3,244,205
42,090	Ameriprise Financial Inc.	5,829,886
158,715	Bank of New York Mellon Corp. (The)	8,297,620
8,152	BGC Partners Inc., Class A Shares	105,894

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 12.1% — (continued)
Capital Markets — 3.1% — (continued)
4,751	BlackRock Inc., Class A Shares	$1,990,716
4,239	CBOE Holdings Inc.	427,673
268,604	Charles Schwab Corp. (The)	10,717,300
12,951	CME Group Inc., Class A Shares	1,629,236
10,456	E*Trade Financial Corp.*	428,801
4,008	Eaton Vance Corp.	190,701
1,398	FactSet Research Systems Inc.	219,738
3,800	Federated Investors Inc., Class B Shares	103,778
12,984	Franklin Resources Inc.	561,298
14,050	Goldman Sachs Group Inc. (The)	3,143,547
2,602	Interactive Brokers Group Inc., Class A Shares	109,102
83,921	Intercontinental Exchange Inc.	5,427,171
15,491	Invesco Ltd.	507,795
4,634	Lazard Ltd., Class A Shares	198,752
3,131	Legg Mason Inc.	119,573
3,098	LPL Financial Holdings Inc.	145,110
1,383	MarketAxess Holdings Inc.	266,850
6,377	Moody’s Corp.	854,709
47,955	Morgan Stanley(b)	2,181,953
709	Morningstar Inc.	58,634
3,474	MSCI Inc., Class A Shares	398,155
4,189	Nasdaq Inc.	315,767
8,089	Northern Trust Corp.	715,876
4,762	Raymond James Financial Inc.	372,960
9,858	S&P Global Inc.	1,521,385
5,345	SEI Investments Co.	312,469
14,367	State Street Corp.	1,328,804
9,093	T. Rowe Price Group Inc.	767,085
9,974	TD Ameritrade Holding Corp.	432,074

	Total Capital Markets	52,924,617

Consumer Finance — 0.4%
17,939	Ally Financial Inc.	405,421
28,347	American Express Co.	2,440,677
18,385	Capital One Financial Corp.	1,463,630
469	Credit Acceptance Corp.*(a)	127,709
14,474	Discover Financial Services	853,242
10,262	Navient Corp.	135,458
2,267	OneMain Holdings Inc., Class A Shares*	62,048
4,542	Santander Consumer USA Holdings Inc.*	64,860
15,211	SLM Corp.*	154,696
31,099	Synchrony Financial	957,538

	Total Consumer Finance	6,665,279

Diversified Financial Services — 1.6%
144,503	Berkshire Hathaway Inc., Class B Shares*	26,178,163
12,414	Leucadia National Corp.	293,964
6,745	Voya Financial Inc.	257,861

	Total Diversified Financial Services	26,729,988

Insurance — 3.3%
71,076	Aflac Inc.	5,867,324
563	Alleghany Corp.*	316,839
85,514	Allstate Corp. (The)	7,739,017
2,699	American Financial Group Inc.	274,785

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 12.1% — (continued)
Insurance — 3.3% — (continued)
35,282	American International Group Inc.	$2,133,855
167	American National Insurance Co.	19,324
9,923	Aon PLC	1,380,885
4,455	Arch Capital Group Ltd.*	433,650
6,832	Arthur J. Gallagher & Co.	395,573
2,415	Aspen Insurance Holdings Ltd.	109,158
20,629	Assurant Inc.	1,953,360
4,632	Assured Guaranty Ltd.	197,045
1,576	Athene Holding Ltd., Class A Shares*	84,332
3,019	Axis Capital Holdings Ltd.	181,865
3,187	Brighthouse Financial Inc.*	181,882
4,677	Brown & Brown Inc.	210,278
17,742	Chubb Ltd.	2,509,074
6,054	Cincinnati Financial Corp.	465,189
1,198	CNA Financial Corp.	58,774
892	Erie Indemnity Co., Class A Shares	107,745
1,574	Everest Re Group Ltd.	397,404
3,922	First American Financial Corp.	192,413
9,964	FNF Group	480,663
1,538	Hanover Insurance Group Inc. (The)	151,001
13,996	Hartford Financial Services Group Inc. (The)	756,764
73,743	Lincoln National Corp.	5,004,200
10,676	Loews Corp.	497,288
524	Markel Corp.*	551,243
104,721	Marsh & McLennan Cos., Inc.	8,176,616
987	Mercury General Corp.	56,723
35,058	MetLife Inc.	1,641,766
9,712	Old Republic International Corp.	185,402
10,299	Principal Financial Group Inc.	643,893
1,898	ProAssurance Corp.	101,068
22,186	Progressive Corp. (The)	1,031,205
16,448	Prudential Financial Inc.	1,679,012
2,432	Reinsurance Group of America Inc., Class A Shares	326,982
1,452	RenaissanceRe Holdings Ltd.	202,060
4,550	Torchmark Corp.	350,213
10,642	Travelers Cos., Inc. (The)	1,289,598
8,918	Unum Group	429,669
3,019	Validus Holdings Ltd.	151,403
167	White Mountains Insurance Group Ltd.	145,469
35,494	Willis Towers Watson PLC	5,269,794
3,433	WR Berkley Corp.	228,775
9,849	XL Group Ltd.	403,415

	Total Insurance	54,963,993

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
14,078	AGNC Investment Corp.	303,240
36,915	Annaly Capital Management Inc.	461,438
7,531	Chimera Investment Corp.	143,616
14,863	MFA Financial Inc.	130,497
10,942	New Residential Investment Corp.	180,324
9,872	Starwood Property Trust Inc.	219,257
13,649	Two Harbors Investment Corp.	139,629

	Total Mortgage Real Estate Investment Trusts (REITs)	1,578,001

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 12.1% — (continued)
Thrifts & Mortgage Finance — 0.0%
18,738	New York Community Bancorp Inc.	$225,793
2,294	TFS Financial Corp.	35,282

	Total Thrifts & Mortgage Finance	261,075

	TOTAL FINANCIALS	204,476,600

HEALTH CARE — 14.5%
Biotechnology — 3.1%
60,883	AbbVie Inc.	4,584,490
3,868	ACADIA Pharmaceuticals Inc.*(a)	137,739
1,705	Agios Pharmaceuticals Inc.*(a)	107,858
43,676	Alexion Pharmaceuticals Inc.*	6,219,899
5,601	Alkermes PLC*	284,419
2,833	Alnylam Pharmaceuticals Inc.*	242,873
28,113	Amgen Inc.	4,997,648
8,102	Biogen Inc.*	2,564,769
6,694	BioMarin Pharmaceutical Inc.*	603,732
4,263	Bioverativ Inc.*	241,669
104,953	Celgene Corp.*	14,581,120
11,373	Exelixis Inc.*	332,547
49,715	Gilead Sciences Inc.	4,161,643
6,448	Incyte Corp.*	886,020
26,191	Intercept Pharmaceuticals Inc.*(a)	3,054,133
2,292	Intrexon Corp.*(a)	45,221
4,581	Ionis Pharmaceuticals Inc.*(a)	245,633
2,592	Juno Therapeutics Inc.*(a)	106,972
3,124	Neurocrine Biosciences Inc.*	176,818
13,169	OPKO Health Inc.*(a)	84,282
2,995	Regeneron Pharmaceuticals Inc.*	1,488,216
3,529	Seattle Genetics Inc.*	185,378
1,323	TESARO Inc.*	170,852
1,650	United Therapeutics Corp.*	215,820
45,650	Vertex Pharmaceuticals Inc.*	7,328,651

	Total Biotechnology	53,048,402

Health Care Equipment & Supplies — 3.4%
191,172	Abbott Laboratories	9,738,302
1,457	ABIOMED Inc.*	219,715
3,487	Alere Inc.*	172,467
3,058	Align Technology Inc.*	540,471
19,047	Baxter International Inc.	1,181,676
8,547	Becton Dickinson and Co.	1,704,614
52,392	Boston Scientific Corp.*	1,443,399
1,810	Cooper Cos., Inc. (The)	454,002
2,773	CR Bard Inc.	889,606
23,415	Danaher Corp.	1,953,279
8,679	DENTSPLY SIRONA Inc.	490,971
42,013	DexCom Inc.*	3,134,590
88,848	Edwards Lifesciences Corp.*	10,098,464
2,383	Hill-Rom Holdings Inc.	183,396
10,473	Hologic Inc.*	404,258
3,358	IDEXX Laboratories Inc.*	521,934
1,397	Intuitive Surgical Inc.*	1,403,524
223,357	Medtronic PLC	18,007,041
5,255	ResMed Inc.	407,683
3,311	STERIS PLC	288,587

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.5% — (continued)
Health Care Equipment & Supplies — 3.4% — (continued)
12,994	Stryker Corp.	$1,836,962
1,648	Teleflex Inc.	348,964
3,594	Varian Medical Systems Inc.*	381,862
2,675	West Pharmaceutical Services Inc.	232,832
7,729	Zimmer Biomet Holdings Inc.	883,193

	Total Health Care Equipment & Supplies	56,921,792

Health Care Providers & Services — 3.3%
2,958	Acadia Healthcare Co., Inc.*	138,849
44,783	Aetna Inc.	7,062,279
6,093	AmerisourceBergen Corp., Class A Shares	488,963
36,187	Anthem Inc.	7,094,099
7,492	Brookdale Senior Living Inc.*	90,878
95,699	Cardinal Health Inc.	6,455,855
6,539	Centene Corp.*	580,990
9,472	Cigna Corp.	1,724,472
5,811	DaVita Inc.*	340,292
4,294	Envision Healthcare Corp.*	225,049
125,585	Express Scripts Holding Co.*	7,889,250
11,326	HCA Healthcare Inc.*	890,903
3,044	Henry Schein Inc.*	528,682
5,508	Humana Inc.	1,418,971
3,907	Laboratory Corp. of America Holdings*	612,891
1,470	LifePoint Health Inc.*	85,186
8,102	McKesson Corp.	1,209,710
3,616	MEDNAX Inc.*	162,178
3,379	Patterson Cos., Inc.	130,092
1,786	Premier Inc., Class A Shares*	59,831
68,645	Quest Diagnostics Inc.	7,437,686
51,880	UnitedHealth Group Inc.	10,318,932
3,188	Universal Health Services Inc., Class B Shares	344,718
2,938	VCA Inc.*	273,116
1,656	WellCare Health Plans Inc.*	289,270

	Total Health Care Providers & Services	55,853,142

Health Care Technology — 0.1%
1,406	athenahealth Inc.*	198,148
11,023	Cerner Corp.*	747,139
3,883	Veeva Systems Inc., Class A Shares*	231,038

	Total Health Care Technology	1,176,325

Life Sciences Tools & Services — 0.7%
12,356	Agilent Technologies Inc.	799,680
772	Bio-Rad Laboratories Inc., Class A Shares*	168,157
1,334	Bio-Techne Corp.	165,123
4,305	Bruker Corp.	125,233
1,892	Charles River Laboratories International Inc.*	205,850
27,346	Illumina Inc.*	5,591,163
970	Mettler-Toledo International Inc.*	586,937
3,967	PerkinElmer Inc.	265,749
8,967	QIAGEN NV*	288,469
4,800	Quintiles IMS Holdings Inc.*	460,944
14,909	Thermo Fisher Scientific Inc.	2,790,070
3,249	VWR Corp.*	107,282
2,927	Waters Corp.*	537,046

	Total Life Sciences Tools & Services	12,091,703

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.5% — (continued)
Pharmaceuticals — 3.9%
3,460	Akorn Inc.*	$113,834
12,843	Allergan PLC	2,947,212
153,233	Bristol-Myers Squibb Co.	9,267,532
37,323	Eli Lilly & Co.	3,033,987
8,262	Endo International PLC*	72,623
157,323	Johnson & Johnson	20,824,845
3,590	Mallinckrodt PLC*	147,477
211,126	Merck & Co., Inc.	13,482,506
20,441	Mylan NV*	643,483
5,011	Perrigo Co. PLC	395,668
422,054	Pfizer Inc.	14,316,072
18,807	Zoetis Inc., Class A Shares	1,179,199

	Total Pharmaceuticals	66,424,438

	TOTAL HEALTH CARE	245,515,802

INDUSTRIALS — 9.3%
Aerospace & Defense — 2.1%
15,330	Arconic Inc.	390,455
21,744	Boeing Co. (The)	5,211,167
3,747	BWX Technologies Inc.	205,036
9,907	General Dynamics Corp.	1,994,774
1,015	HEICO Corp.	87,057
1,922	HEICO Corp., Class A Shares	139,633
3,285	Hexcel Corp.	176,634
1,780	Huntington Ingalls Industries Inc.	380,849
2,971	L3 Technologies Inc.	539,177
9,562	Lockheed Martin Corp.	2,920,139
30,354	Northrop Grumman Corp.	8,262,662
2,082	Orbital ATK Inc.	232,310
49,007	Raytheon Co.	8,919,764
6,208	Rockwell Collins Inc.	813,558
4,609	Spirit AeroSystems Holdings Inc., Class A Shares	343,371
1,242	Teledyne Technologies Inc.*	186,375
10,311	Textron Inc.	506,167
1,855	TransDigm Group Inc.	483,524
28,512	United Technologies Corp.	3,413,457

	Total Aerospace & Defense	35,206,109

Air Freight & Logistics — 0.9%
5,390	CH Robinson Worldwide Inc.	380,696
6,998	Expeditors International of Washington Inc.	392,588
9,453	FedEx Corp.	2,026,534
111,595	United Parcel Service Inc., Class B Shares	12,762,004
4,354	XPO Logistics Inc.*	266,465

	Total Air Freight & Logistics	15,828,287

Airlines — 0.3%
4,577	Alaska Air Group Inc.	341,719
17,021	American Airlines Group Inc.	761,520
1,129	Copa Holdings SA, Class A Shares	140,075
25,759	Delta Air Lines Inc.	1,215,567
13,191	JetBlue Airways Corp.*	261,314
21,414	Southwest Airlines Co.	1,116,526
2,868	Spirit Airlines Inc.*	97,655
10,715	United Continental Holdings Inc.*	663,901

	Total Airlines	4,598,277

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 9.3% — (continued)
Building Products — 0.4%
3,461	Allegion PLC	$272,415
5,216	AO Smith Corp.	290,479
1,898	Armstrong World Industries Inc.*	90,155
5,971	Fortune Brands Home & Security Inc.	373,367
136,514	Johnson Controls International PLC	5,404,589
1,405	Lennox International Inc.	232,851
12,286	Masco Corp.	451,756
4,332	Owens Corning	321,131
3,611	USG Corp.*	108,330

	Total Building Products	7,545,073

Commercial Services & Supplies — 0.7%
3,335	Cintas Corp.	450,258
2,132	Clean Harbors Inc.*	115,320
62,661	Copart Inc.*	2,048,388
5,436	KAR Auction Services Inc.	245,109
7,608	Pitney Bowes Inc.	97,763
8,958	Republic Services Inc., Class A Shares	584,420
3,465	Rollins Inc.	153,881
3,057	Stericycle Inc.*	219,768
108,082	Waste Management Inc.	8,334,203

	Total Commercial Services & Supplies	12,249,110

Construction & Engineering — 0.1%
49,588	AECOM*	1,661,198
5,232	Fluor Corp.	201,798
4,504	Jacobs Engineering Group Inc.	245,423
5,790	Quanta Services Inc.*	208,035
876	Valmont Industries Inc.	125,750

	Total Construction & Engineering	2,442,204

Electrical Equipment — 0.7%
16,647	Acuity Brands Inc.	2,943,023
8,723	AMETEK Inc.	551,730
77,016	Eaton Corp. PLC	5,526,668
24,587	Emerson Electric Co.	1,451,616
2,063	Hubbell Inc., Class B Shares	232,686
1,821	Regal Beloit Corp.	137,303
4,918	Rockwell Automation Inc.	806,847
6,648	Sensata Technologies Holding NV*	296,900

	Total Electrical Equipment	11,946,773

Industrial Conglomerates — 1.1%
22,144	3M Co.	4,524,462
2,434	Carlisle Cos., Inc.	230,476
332,242	General Electric Co.	8,156,541
29,070	Honeywell International Inc.	4,019,509
3,855	Roper Technologies Inc.	889,194

	Total Industrial Conglomerates	17,820,182

Machinery — 1.0%
2,516	AGCO Corp.	172,220
5,207	Allison Transmission Holdings Inc.	180,839
21,683	Caterpillar Inc.	2,547,536
3,633	Colfax Corp.*	144,884
1,784	Crane Co.	132,426

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 9.3% — (continued)
Machinery — 1.0% — (continued)
6,069	Cummins Inc.	$967,277
12,138	Deere & Co.	1,407,158
4,721	Donaldson Co., Inc.	223,067
5,800	Dover Corp.	492,304
4,809	Flowserve Corp.	188,898
11,823	Fortive Corp.	768,140
1,500	Gardner Denver Holdings Inc.*	35,235
2,061	Graco Inc.	238,066
2,868	IDEX Corp.	337,220
11,656	Illinois Tool Works Inc.	1,602,817
9,822	Ingersoll-Rand PLC	838,701
3,707	ITT Inc.	149,615
2,303	Lincoln Electric Holdings Inc.	199,993
2,151	Middleby Corp. (The)*	261,777
2,154	Nordson Corp.	235,432
2,872	Oshkosh Corp.	214,251
13,136	PACCAR Inc.	871,311
5,065	Parker-Hannifin Corp.	814,908
6,243	Pentair PLC	387,378
2,218	Snap-on Inc.	327,310
5,857	Stanley Black & Decker Inc.	843,408
3,802	Terex Corp.	146,567
2,775	Timken Co. (The)	124,459
4,055	Toro Co. (The)	250,112
6,079	Trinity Industries Inc.	175,318
1,978	WABCO Holdings Inc.*	284,080
3,106	Wabtec Corp.	219,190
5,224	Welbilt Inc.*	103,958
6,974	Xylem Inc.	432,876

	Total Machinery	16,318,731

Marine — 0.0%
1,872	Kirby Corp.*	117,187

Professional Services — 0.6%
1,462	Dun & Bradstreet Corp. (The)	162,925
4,563	Equifax Inc.	650,091
15,023	IHS Markit Ltd.*	703,677
2,472	ManpowerGroup Inc.	275,653
13,777	Nielsen Holdings PLC	535,236
4,773	Robert Half International Inc.	216,217
4,544	TransUnion*	217,476
82,050	Verisk Analytics Inc., Class A Shares*	6,650,153

	Total Professional Services	9,411,428

Road & Rail — 0.6%
241	AMERCO	89,944
28,859	Avis Budget Group Inc.*	1,045,561
33,669	CSX Corp.	1,690,184
2,303	Genesee & Wyoming Inc., Class A Shares*	157,894
31,016	Hertz Global Holdings Inc.*(a)	674,288
3,285	JB Hunt Transport Services Inc.	324,854
4,089	Kansas City Southern	422,925
1,508	Landstar System Inc.	140,772
11,072	Norfolk Southern Corp.	1,334,397
2,218	Old Dominion Freight Line Inc.	221,578

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 9.3% — (continued)
Road & Rail — 0.6% — (continued)
2,162	Ryder System Inc.	$167,771
30,871	Union Pacific Corp.	3,250,716

	Total Road & Rail	9,520,884

Trading Companies & Distributors — 0.8%
56,549	AerCap Holdings NV*	2,844,415
3,462	Air Lease Corp., Class A Shares	140,696
207,696	Fastenal Co.	8,862,388
7,320	HD Supply Holdings Inc.*	243,756
1,736	MSC Industrial Direct Co., Inc., Class A Shares	119,575
3,297	United Rentals Inc.*	389,244
3,689	Univar Inc.*	104,067
1,206	Watsco Inc.	177,716
1,813	WESCO International Inc.*	91,466
1,916	WW Grainger Inc.	311,484

	Total Trading Companies & Distributors	13,284,807

Transportation Infrastructure — 0.0%
2,822	Macquarie Infrastructure Corp.	210,183

	TOTAL INDUSTRIALS	156,499,235

INFORMATION TECHNOLOGY — 25.2%
Communications Equipment — 2.5%
2,069	Arista Networks Inc.*	364,454
49,829	ARRIS International PLC*	1,388,236
14,910	Brocade Communications Systems Inc.	184,586
778,876	Cisco Systems Inc.	25,087,596
60,615	CommScope Holding Co., Inc.*	2,003,932
1,572	EchoStar Corp., Class A Shares*	94,792
2,352	F5 Networks Inc.*	280,782
4,692	Harris Corp.	576,647
14,065	Juniper Networks Inc.	390,022
133,759	Motorola Solutions Inc.	11,786,843
3,481	Palo Alto Networks Inc.*	461,894

	Total Communications Equipment	42,619,784

Electronic Equipment, Instruments & Components — 1.2%
11,459	Amphenol Corp., Class A Shares	927,491
3,206	Arrow Electronics Inc.*	254,653
4,515	Avnet Inc.	174,144
5,951	CDW Corp.	377,412
29,510	Cognex Corp.	3,215,705
987	Coherent Inc.*	230,287
193,882	Corning Inc.	5,576,046
2,067	Dolby Laboratories Inc., Class A Shares	104,301
152,882	Flex Ltd.*	2,487,390
4,925	FLIR Systems Inc.	187,150
1,302	IPG Photonics Corp.*	228,879
6,985	Jabil Inc.	218,980
7,172	Keysight Technologies Inc.*	293,048
4,190	National Instruments Corp.	169,234
59,330	TE Connectivity Ltd.	4,722,668
9,393	Trimble Inc.*	363,321
1,482	Universal Display Corp.	188,362
1,900	Zebra Technologies Corp., Class A Shares*	195,871

	Total Electronic Equipment, Instruments & Components	19,914,942

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 25.2% — (continued)
Internet Software & Services — 5.3%
6,281	Akamai Technologies Inc.*	$296,149
33,675	Alibaba Group Holding Ltd., ADR*	5,783,345
34,845	Alphabet Inc., Class A Shares*	33,285,338
11,570	Alphabet Inc., Class C Shares*	10,868,048
1,199	CoStar Group Inc.*	343,657
321,089	eBay Inc.*	11,600,946
124,505	Facebook Inc., Class A Shares*	21,411,125
2,831	GoDaddy Inc., Class A Shares*	126,885
2,596	IAC/InterActiveCorp.*	294,672
1,848	LogMeIn Inc.	211,411
1,231	Match Group Inc.*(a)	26,774
12,527	MercadoLibre Inc.	3,237,854
9,006	Pandora Media Inc.*(a)	76,101
25,745	Twitter Inc.*	435,348
3,466	VeriSign Inc.*	359,597
2,020	Zillow Group Inc., Class A Shares*	80,638
3,740	Zillow Group Inc., Class C Shares*	148,179

	Total Internet Software & Services	88,586,067

IT Services — 4.4%
23,684	Accenture PLC, Class A Shares	3,096,920
1,865	Alliance Data Systems Corp.	420,558
5,686	Amdocs Ltd.	368,396
17,127	Automatic Data Processing Inc.	1,823,512
1,029	Black Knight Financial Services Inc., Class A Shares*(a)	43,835
5,302	Booz Allen Hamilton Holding Corp., Class A Shares	180,851
4,542	Broadridge Financial Solutions Inc.	354,866
103,238	Cognizant Technology Solutions Corp., Class A Shares	7,306,153
7,994	Conduent Inc.*	131,981
3,055	CoreLogic Inc.*	143,493
6,013	CSRA Inc.	189,470
2,214	DST Systems Inc.	113,645
108,218	DXC Technology Co.	9,198,530
2,011	Euronet Worldwide Inc.*	197,621
12,572	Fidelity National Information Services Inc.	1,168,190
13,360	First Data Corp., Class A Shares*	245,958
8,127	Fiserv Inc.*	1,005,391
3,560	FleetCor Technologies Inc.*	511,821
3,383	Gartner Inc.*	407,956
4,888	Genpact Ltd.	139,064
5,812	Global Payments Inc.	554,988
32,819	International Business Machines Corp.	4,694,102
2,807	Jack Henry & Associates Inc.	289,317
5,657	Leidos Holdings Inc.	329,916
35,985	MasterCard Inc., Class A Shares	4,796,801
12,340	Paychex Inc.	703,750
170,602	PayPal Holdings Inc.*	10,522,731
7,525	Sabre Corp.	138,761
7,913	Square Inc., Class A Shares*	206,608
5,209	Teradata Corp.*	166,271
7,024	Total System Services Inc.	485,499
5,885	Vantiv Inc., Class A Shares*	416,011
202,848	Visa Inc., Class A Shares	20,998,825
162,622	Western Union Co. (The)	3,076,808
1,564	WEX Inc.*	170,695

	Total IT Services	74,599,294

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 25.2% — (continued)
Semiconductors & Semiconductor Equipment — 3.8%
31,628	Advanced Micro Devices Inc.*	$411,164
13,851	Analog Devices Inc.	1,158,913
41,330	Applied Materials Inc.	1,864,810
34,837	Broadcom Ltd.	8,781,363
2,347	Cavium Inc.*	148,589
11,528	Cypress Semiconductor Corp.	157,818
3,056	First Solar Inc.*	143,510
358,311	Intel Corp.	12,565,967
6,077	KLA-Tencor Corp.	569,354
6,180	Lam Research Corp.	1,025,756
14,817	Marvell Technology Group Ltd.	265,372
10,952	Maxim Integrated Products Inc.	511,020
8,156	Microchip Technology Inc.	707,941
40,031	Micron Technology Inc.*	1,279,791
33,575	Microsemi Corp.*	1,691,509
51,421	NVIDIA Corp.	8,712,774
12,719	NXP Semiconductors NV*	1,436,738
15,429	ON Semiconductor Corp.*	263,527
4,885	Qorvo Inc.*	357,680
204,962	QUALCOMM Inc.	10,713,364
64,959	Skyworks Solutions Inc.	6,844,080
7,647	Teradyne Inc.	272,310
38,173	Texas Instruments Inc.	3,161,488
3,939	Versum Materials Inc.	145,467
9,556	Xilinx Inc.	631,269

	Total Semiconductors & Semiconductor Equipment	63,821,574

Software — 4.8%
108,618	Activision Blizzard Inc.	7,120,996
43,926	Adobe Systems Inc.*	6,815,558
3,317	ANSYS Inc.*	427,296
2,643	Atlassian Corp. PLC, Class A Shares*	94,091
7,953	Autodesk Inc.*	910,300
212,328	CA Inc.	7,045,043
10,821	Cadence Design Systems Inc.*	425,157
5,335	CDK Global Inc.	344,108
5,816	Citrix Systems Inc.*	454,869
7,693	Dell Technologies Inc., Class V Shares*	576,436
11,471	Electronic Arts Inc.*	1,393,727
6,180	FireEye Inc.*(a)	91,279
5,356	Fortinet Inc.*	204,599
2,916	Guidewire Software Inc.*	220,770
9,301	Intuit Inc.	1,315,626
2,877	Manhattan Associates Inc.*	120,978
286,703	Microsoft Corp.	21,436,783
10,399	Nuance Communications Inc.*	167,112
236,514	Oracle Corp.	11,903,750
4,264	PTC Inc.*	238,784
6,787	Red Hat Inc.*	729,603
71,595	salesforce.com Inc.*	6,836,607
41,236	ServiceNow Inc.*	4,791,211
57,197	Splunk Inc.*	3,837,347
6,291	SS&C Technologies Holdings Inc.	243,525
23,633	Symantec Corp.	708,517
5,803	Synopsys Inc.*	466,677

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 25.2% — (continued)
Software — 4.8% — (continued)
2,214	Tableau Software Inc., Class A Shares*	$160,471
3,898	Take-Two Interactive Software Inc.*	381,185
1,374	Tyler Technologies Inc.*	237,427
1,017	Ultimate Software Group Inc. (The)*	204,315
2,588	VMware Inc., Class A Shares*	279,763
4,999	Workday Inc., Class A Shares*	548,340
30,201	Zynga Inc., Class A Shares*	113,254

	Total Software	80,845,504

Technology Hardware, Storage & Peripherals — 3.2%
270,899	Apple Inc.	44,427,436
63,394	Hewlett Packard Enterprise Co.	1,144,896
64,857	HP Inc.	1,237,471
42,822	NCR Corp.*	1,564,288
10,543	NetApp Inc.	407,592
63,789	Western Digital Corp.	5,630,655
8,322	Xerox Corp.	268,551

	Total Technology Hardware, Storage & Peripherals	54,680,889

	TOTAL INFORMATION TECHNOLOGY	425,068,054

MATERIALS — 3.3%
Chemicals — 2.1%
8,161	Air Products & Chemicals Inc.	1,186,365
4,232	Albemarle Corp.	492,012
2,448	Ashland Global Holdings Inc.	151,898
8,403	Axalta Coating Systems Ltd.*	248,057
2,480	Cabot Corp.	130,646
47,184	Celanese Corp., Class A Shares	4,577,792
8,611	CF Industries Holdings Inc.	249,633
7,268	Chemours Co. (The)	356,641
46,640	Dow Chemical Co. (The)	3,108,556
5,589	Eastman Chemical Co.	481,772
9,766	Ecolab Inc.	1,301,808
109,401	EI du Pont de Nemours & Co.	9,182,026
5,028	FMC Corp.	433,514
7,387	Huntsman Corp.	196,273
3,011	International Flavors & Fragrances Inc.	412,055
12,613	LyondellBasell Industries NV, Class A Shares	1,142,612
16,737	Monsanto Co.	1,961,576
13,503	Mosaic Co. (The)	269,790
290	NewMarket Corp.	121,368
5,877	Olin Corp.	189,416
9,089	Platform Specialty Products Corp.*	106,159
53,032	PPG Industries Inc.	5,532,298
10,897	Praxair Inc.	1,433,391
4,743	RPM International Inc.	232,265
1,814	Scotts Miracle-Gro Co. (The)	173,400
3,128	Sherwin-Williams Co. (The)	1,061,237
8,101	Valvoline Inc.	172,470
1,544	Westlake Chemical Corp.	118,749
2,464	WR Grace & Co.	176,127

	Total Chemicals	35,199,906

Construction Materials — 0.1%
1,755	Eagle Materials Inc.	170,674

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 3.3% — (continued)
Construction Materials — 0.1% — (continued)
2,402	Martin Marietta Materials Inc.	$509,200
5,017	Vulcan Materials Co.	608,361

	Total Construction Materials	1,288,235

Containers & Packaging — 0.9%
2,214	AptarGroup Inc.	185,113
3,204	Avery Dennison Corp.	302,009
13,255	Ball Corp.	530,067
3,307	Bemis Co., Inc.	140,911
4,857	Berry Global Group Inc.*	273,158
162,448	Crown Holdings Inc.*	9,589,305
12,813	Graphic Packaging Holding Co.	167,210
15,773	International Paper Co.	849,691
52,293	Owens-Illinois Inc.*	1,288,500
3,603	Packaging Corp. of America	405,013
7,391	Sealed Air Corp.	328,013
2,681	Silgan Holdings Inc.	80,671
3,691	Sonoco Products Co.	178,128
9,588	WestRock Co.	545,653

	Total Containers & Packaging	14,863,442

Metals & Mining — 0.2%
6,687	Alcoa Corp.*	293,426
51,825	Freeport-McMoRan Inc.*	765,974
20,335	Newmont Mining Corp.	779,644
12,212	Nucor Corp.	673,003
2,793	Reliance Steel & Aluminum Co.	202,269
2,355	Royal Gold Inc.	219,674
3,482	Southern Copper Corp.	141,717
8,963	Steel Dynamics Inc.	308,775
12,091	Tahoe Resources Inc.	57,674
7,052	United States Steel Corp.	187,654

	Total Metals & Mining	3,629,810

Paper & Forest Products — 0.0%
2,583	Domtar Corp.	104,456

	TOTAL MATERIALS	55,085,849

REAL ESTATE — 2.5%
Equity Real Estate Investment Trusts (REITs) — 2.4%
3,519	Alexandria Real Estate Equities Inc.	426,890
4,920	American Campus Communities Inc.	234,143
8,192	American Homes 4 Rent, Class A Shares	181,535
16,176	American Tower Corp.	2,394,857
5,657	Apartment Investment & Management Co., Class A Shares	256,432
9,032	Apple Hospitality REIT Inc.	164,202
5,285	AvalonBay Communities Inc.	992,153
5,959	Boston Properties Inc.	718,655
6,910	Brandywine Realty Trust	118,714
11,167	Brixmor Property Group Inc.	209,046
3,124	Camden Property Trust	279,535
21,412	Colony NorthStar Inc., Class A Shares	280,711
4,881	Columbia Property Trust Inc.	102,501
4,268	CoreCivic Inc.(a)	114,382
1,209	CoreSite Realty Corp.	143,581
3,726	Corporate Office Properties Trust	124,299

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 2.5% — (continued)
Equity Real Estate Investment Trusts (REITs) — 2.4% — (continued)
15,349	Crown Castle International Corp.	$1,664,446
6,572	CubeSmart	162,000
3,139	CyrusOne Inc.	197,851
3,337	DCT Industrial Trust Inc.	194,714
10,775	DDR Corp.	104,302
6,132	Digital Realty Trust Inc.	725,661
5,519	Douglas Emmett Inc.	215,020
13,162	Duke Realty Corp.	391,175
2,761	DuPont Fabros Technology Inc.	177,698
4,957	Empire State Realty Trust Inc., Class A Shares	100,875
2,334	EPR Properties	162,586
2,979	Equinix Inc.	1,395,393
4,904	Equity Commonwealth*	151,730
3,016	Equity LifeStyle Properties Inc.	268,876
116,638	Equity Residential	7,832,242
2,536	Essex Property Trust Inc.	674,500
4,770	Extra Space Storage Inc.	370,295
2,603	Federal Realty Investment Trust	330,399
8,393	Forest City Realty Trust Inc., Class A Shares	201,096
7,844	Gaming and Leisure Properties Inc.	307,406
23,924	GGP Inc.	496,423
18,258	HCP Inc.	544,271
6,998	Healthcare Trust of America Inc., Class A Shares	217,428
3,892	Highwoods Properties Inc.	203,279
5,926	Hospitality Properties Trust	162,135
27,574	Host Hotels & Resorts Inc.	499,641
5,567	Hudson Pacific Properties Inc.	183,711
3,339	Invitation Homes Inc.	77,264
10,308	Iron Mountain Inc.	406,341
3,340	JBG SMITH Properties*	109,318
3,637	Kilroy Realty Corp.	251,789
15,777	Kimco Realty Corp.	309,545
3,014	Lamar Advertising Co., Class A Shares	200,612
5,382	Liberty Property Trust	229,273
1,840	Life Storage Inc.	135,406
5,286	Macerich Co. (The)	278,942
12,903	Medical Properties Trust Inc.	169,803
4,272	Mid-America Apartment Communities Inc.	454,797
5,741	National Retail Properties Inc.	240,146
7,036	Omega Healthcare Investors Inc.(a)	224,237
5,049	Outfront Media Inc.	111,078
7,238	Paramount Group Inc.	114,216
4,536	Park Hotels & Resorts Inc.	121,066
5,817	Piedmont Office Realty Trust Inc., Class A Shares	117,794
20,235	Prologis Inc.	1,282,090
5,664	Public Storage	1,163,046
4,316	Rayonier Inc.	125,207
10,650	Realty Income Corp.	613,014
5,408	Regency Centers Corp.	347,843
9,541	Retail Properties of America Inc., Class A Shares	127,182
4,603	SBA Communications Corp., Class A Shares*	706,791
9,459	Senior Housing Properties Trust	186,531
11,919	Simon Property Group Inc.	1,869,495
3,924	SL Green Realty Corp.	378,195
19,268	Spirit Realty Capital Inc.	167,632

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 2.5% — (continued)
Equity Real Estate Investment Trusts (REITs) — 2.4% — (continued)
6,949	STORE Capital Corp.	$176,366
2,957	Sun Communities Inc.	267,047
3,746	Tanger Factory Outlet Centers Inc.	87,656
1,998	Taubman Centers Inc.	104,376
10,000	UDR Inc.	388,200
5,984	Uniti Group Inc.	115,252
13,664	Ventas Inc.	935,164
35,345	VEREIT Inc.	298,312
6,680	Vornado Realty Trust	497,593
4,596	Weingarten Realty Investors	147,256
14,112	Welltower Inc.	1,033,281
28,803	Weyerhaeuser Co.	939,266
4,296	WP Carey Inc.	295,780

	Total Equity Real Estate Investment Trusts (REITs)	40,480,991

Real Estate Management & Development — 0.1%
11,443	CBRE Group Inc., Class A Shares*	412,863
1,234	Howard Hughes Corp. (The)*	144,810
1,809	Jones Lang LaSalle Inc.	220,535
5,022	Realogy Holdings Corp.	170,246

	Total Real Estate Management & Development	948,454

	TOTAL REAL ESTATE	41,429,445

TELECOMMUNICATION SERVICES — 1.9%
Diversified Telecommunication Services — 1.8%
412,496	AT&T Inc.	15,452,100
20,888	CenturyLink Inc.(a)	411,912
11,324	Level 3 Communications Inc.*	616,365
297,845	Verizon Communications Inc.	14,287,625
6,737	Zayo Group Holdings Inc.*	230,203

	Total Diversified Telecommunication Services	30,998,205

Wireless Telecommunication Services — 0.1%
22,821	Sprint Corp.*	188,273
3,936	Telephone & Data Systems Inc.	115,364
11,290	T-Mobile US Inc.*	730,576
511	United States Cellular Corp.*	19,766

	Total Wireless Telecommunication Services	1,053,979

	TOTAL TELECOMMUNICATION SERVICES	32,052,184

UTILITIES — 2.1%
Electric Utilities — 1.4%
8,663	Alliant Energy Corp.	370,257
18,803	American Electric Power Co., Inc.	1,384,465
2,229	Avangrid Inc.	108,820
26,758	Duke Energy Corp.	2,335,973
94,127	Edison International	7,547,103
6,938	Entergy Corp.	549,281
12,179	Eversource Energy	767,277
35,423	Exelon Corp.	1,341,469
17,040	FirstEnergy Corp.	555,163
7,897	Great Plains Energy Inc.	242,359
3,865	Hawaiian Electric Industries Inc.	129,168
17,855	NextEra Energy Inc.	2,687,356
7,526	OGE Energy Corp.	268,829

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units		Security	Value
UTILITIES — 2.1% — (continued)
Electric Utilities — 1.4% — (continued)
19,541		PG&E Corp.	$1,375,295
4,344		Pinnacle West Capital Corp.	390,830
26,137		PPL Corp.	1,025,616
38,058		Southern Co. (The)	1,836,679
5,367		Westar Energy Inc., Class A Shares	275,381
19,446		Xcel Energy Inc.	962,577

		Total Electric Utilities	24,153,898

Gas Utilities — 0.1%
3,821		Atmos Energy Corp.	336,401
2,961		National Fuel Gas Co.	171,679
6,794		UGI Corp.	335,691

		Total Gas Utilities	843,771

Independent Power and Renewable Electricity Producers — 0.1%
25,580		AES Corp.	282,403
13,718		Calpine Corp.*	201,655
11,551		NRG Energy Inc.	287,735
8,604		Vistra Energy Corp.	152,291

		Total Independent Power and Renewable Electricity Producers	924,084

Multi-Utilities — 0.5%
9,322		Ameren Corp.	559,227
16,652		CenterPoint Energy Inc.	493,232
10,768		CMS Energy Corp.	522,679
11,685		Consolidated Edison Inc.	984,695
24,000		Dominion Energy Inc.	1,890,480
6,837		DTE Energy Co.	767,932
7,173		MDU Resources Group Inc.	193,958
11,775		NiSource Inc.	316,394
19,348		Public Service Enterprise Group Inc.	906,260
4,954		SCANA Corp.	299,122
9,591		Sempra Energy	1,131,067
3,276		Vectren Corp.	214,938
12,121		WEC Energy Group Inc.	790,532

		Total Multi-Utilities	9,070,516

Water Utilities — 0.0%
6,898		American Water Works Co., Inc.	558,048
6,433		Aqua America Inc.	214,863

		Total Water Utilities	772,911

		TOTAL UTILITIES	35,765,180

		TOTAL COMMON STOCKS (Cost — $1,178,255,674)	1,646,227,989

Face Amount†
SHORT-TERM INVESTMENTS (c) — 2.8%
MONEY MARKET FUND — 0.8%
$14,237,689		Invesco STIT — Government & Agency Portfolio, Institutional Class(d) (Cost — $14,237,689)	14,237,689

TIME DEPOSITS — 2.0%
2,581,595		Banco Santander SA — Frankfurt, 0.590% due 9/1/17	2,581,595
1,894	CAD	BBH — Grand Cayman, 0.150% due 9/1/17	1,517

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Face Amount†	Security	Value
TIME DEPOSITS — 2.0% — (continued)
$29,594,580	Citibank — New York, 0.590% due 9/1/17	$29,594,580
1,250,378	Sumitomo — Tokyo, 0.590% due 9/1/17	1,250,378

	TOTAL TIME DEPOSITS (Cost — $33,427,947)	33,428,070

	TOTAL SHORT-TERM INVESTMENTS (Cost — $47,665,759)	47,665,759

	TOTAL INVESTMENTS — 100.4% (Cost — $1,225,921,310)	1,693,893,748

	Liabilities in Excess of Other Assets — (0.4)%	(7,107,689)

	TOTAL NET ASSETS — 100.0%	$1,686,786,059

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Affiliated security (See Note 2). As at August 31, 2017, total cost and total market value of affiliated securities amounted to $1,158,545 and $2,181,953, respectively.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 2.0%.
(d)	Represents investment of collateral received from securities lending transactions.

At August 31, 2017, for Large Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$1,241,331,412	$498,670,052	$(46,015,682)	$452,654,370

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Information Technology	25.1%
Health Care	14.5
Consumer Discretionary	12.3
Financials	12.1
Industrials	9.2
Consumer Staples	8.4
Energy	5.9
Materials	3.3
Real Estate	2.4
Utilities	2.1
Telecommunication Services	1.9
Short-Term Investments	2.8

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

At August 31, 2017, Large Cap Equity Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
S&P 500 E-mini Index September Futures	85	9/17	$10,394,981	$10,497,500	$102,519
S&P MidCap 400 E-mini Index September Futures	5	9/17	875,685	865,200	(10,485)

					$92,034

At August 31, 2017, Large Cap Equity Fund had deposited cash of $380,984 with a broker or brokers as margin collateral on open exchange traded futures contracts.

Currency Abbreviations used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 92.0%
CONSUMER DISCRETIONARY — 12.1%
Auto Components — 0.6%
5,065	Adient PLC	$357,994
4,736	American Axle & Manufacturing Holdings Inc.*	69,193
2,973	Cooper Tire & Rubber Co.	99,893
986	Cooper-Standard Holdings Inc.*	99,172
39,464	Dana Inc.	949,899
1,527	Dorman Products Inc.*	101,423
1,982	Fox Factory Holding Corp.*	79,280
15,958	Gentex Corp.	291,553
2,073	Gentherm Inc.*	64,574
13,795	Goodyear Tire & Rubber Co. (The)	417,989
1,235	Horizon Global Corp.*	21,242
1,357	LCI Industries	134,072
3,822	Lear Corp.	571,542
2,802	Modine Manufacturing Co.*	45,252
1,075	Motorcar Parts of America Inc.*	28,240
370	Shiloh Industries Inc.*(a)	3,241
1,214	Standard Motor Products Inc.	53,537
1,297	Stoneridge Inc.*	21,478
1,453	Superior Industries International Inc.	21,286
2,994	Tenneco Inc.	162,275
1,179	Tower International Inc.	26,469
1,784	Visteon Corp.*	205,945
702	VOXX International Corp., Class A Shares*	5,686

	Total Auto Components	3,831,235

Automobiles — 0.0%
2,782	Thor Industries Inc.	302,236
1,785	Winnebago Industries Inc.	64,528

	Total Automobiles	366,764

Distributors — 0.2%
2,596	Core-Mark Holding Co., Inc.	70,248
24,895	LKQ Corp.*	862,612
2,267	Pool Corp.	225,997
241	Weyco Group Inc.	6,639

	Total Distributors	1,165,496

Diversified Consumer Services — 0.7%
3,463	Adtalem Global Education Inc.	118,435
741	American Public Education Inc.*	13,671
460	Ascent Capital Group Inc., Class A Shares*	4,568
1,170	Bridgepoint Education Inc.*	10,331
27,991	Bright Horizons Family Solutions Inc.*	2,237,321
206	Cambium Learning Group Inc.*	1,207
638	Capella Education Co.	42,969
3,860	Career Education Corp.*	37,095
930	Carriage Services Inc., Class A Shares	22,776
45,508	Chegg Inc.*(a)	645,759
367	Collectors Universe Inc.	8,819
241	Graham Holdings Co., Class B Shares	141,515
2,614	Grand Canyon Education Inc.*	214,479
11,683	H&R Block Inc.	312,403
5,857	Houghton Mifflin Harcourt Co.*	59,741
1,925	K12 Inc.*	34,496

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.1% — (continued)
Diversified Consumer Services — 0.7% — (continued)
2,067	Laureate Education Inc., Class A Shares*	$30,261
299	Liberty Tax Inc.	4,022
1,630	Regis Corp.*	21,646
10,201	Service Corp. International	360,503
7,570	ServiceMaster Global Holdings Inc.*	356,698
2,141	Sotheby’s*	96,067
595	Strayer Education Inc.	47,606
1,568	Weight Watchers International Inc.*	73,398

	Total Diversified Consumer Services	4,895,786

Hotels, Restaurants & Leisure — 2.7%
61,940	Aramark	2,520,339
5,206	Belmond Ltd., Class A Shares*	66,376
66	Biglari Holdings Inc.*	19,652
1,227	BJ’s Restaurants Inc.*	36,933
5,639	Bloomin’ Brands Inc.	95,919
1,115	Bob Evans Farms Inc.	76,690
1,117	Bojangles’ Inc.*	14,912
4,743	Boyd Gaming Corp.	125,405
2,800	Brinker International Inc.	87,416
675	Buffalo Wild Wings Inc.*	69,356
2,883	Caesars Acquisition Co., Class A Shares*	53,768
3,292	Caesars Entertainment Corp.*(a)	38,187
2,236	Carrols Restaurant Group Inc.*	24,372
1,025	Century Casinos Inc.*	7,021
2,543	Cheesecake Factory Inc. (The)	105,356
1,892	Choice Hotels International Inc.	117,399
756	Churchill Downs Inc.	147,722
1,076	Chuy’s Holdings Inc.*	20,229
3,694	ClubCorp Holdings Inc.	62,798
1,081	Cracker Barrel Old Country Store Inc.(a)	160,701
2,367	Dave & Buster’s Entertainment Inc.*	138,375
1,025	Del Frisco’s Restaurant Group Inc.*	14,350
1,987	Del Taco Restaurants Inc.*	27,977
3,966	Denny’s Corp.*	47,433
1,021	DineEquity Inc.(a)	40,585
2,660	Domino’s Pizza Inc.	484,812
5,223	Dunkin’ Brands Group Inc.	269,298
983	El Pollo Loco Holdings Inc.*(a)	11,157
105,094	Eldorado Resorts Inc.*(a)	2,417,162
60	Empire Resorts Inc.*	1,401
8,599	Extended Stay America Inc.	168,454
1,521	Fiesta Restaurant Group Inc.*	26,465
348	Fogo De Chao Inc.*	4,402
573	Golden Entertainment Inc.*	13,019
1,241	Habit Restaurants Inc. (The), Class A Shares*(a)	16,133
3,369	Hilton Grand Vacations Inc.*	122,126
2,363	Hyatt Hotels Corp., Class A Shares*	140,622
5,971	ILG Inc.	157,634
6,158	International Game Technology PLC	125,438
978	International Speedway Corp., Class A Shares	34,866
603	J Alexander’s Holdings Inc.*	5,970
1,780	Jack in the Box Inc.	166,644
4,769	La Quinta Holdings Inc.*	75,350
1,033	Lindblad Expeditions Holdings Inc.*	11,487

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.1% — (continued)
Hotels, Restaurants & Leisure — 2.7% — (continued)
1,085	Marcus Corp. (The)	$27,016
1,246	Marriott Vacations Worldwide Corp.	144,985
34,943	MGM Resorts International	1,151,721
712	Monarch Casino & Resort Inc.*	25,326
149	Nathan’s Famous Inc.*	8,724
502	Noodles & Co., Class A Shares*(a)	1,933
1,541	Papa John’s International Inc.	115,251
3,706	Penn National Gaming Inc.*	82,236
3,063	Pinnacle Entertainment Inc.*	59,729
4,744	Planet Fitness Inc., Class A Shares	120,355
1,098	Potbelly Corp.*	13,176
363	RCI Hospitality Holdings Inc.	8,458
657	Red Lion Hotels Corp.*	4,599
738	Red Robin Gourmet Burgers Inc.*	42,066
3,973	Red Rock Resorts Inc., Class A Shares	89,790
3,389	Royal Caribbean Cruises Ltd.	421,795
2,263	Ruby Tuesday Inc.*	4,865
1,725	Ruth’s Hospitality Group Inc.	33,724
2,985	Scientific Games Corp., Class A Shares*	105,072
146,110	SeaWorld Entertainment Inc.(a)	1,896,508
1,268	Shake Shack Inc., Class A Shares*(a)	39,207
4,015	Six Flags Entertainment Corp.	219,099
53,272	Sonic Corp.(a)	1,247,098
858	Speedway Motorsports Inc.	17,855
14,835	Texas Roadhouse Inc., Class A Shares	703,921
9,703	Vail Resorts Inc.	2,211,799
10,422	Wendy’s Co. (The)	155,496
1,719	Wingstop Inc.(a)	55,713
13,972	Yum! Brands Inc.	1,073,329
945	Zoe’s Kitchen Inc.*(a)	12,162

	Total Hotels, Restaurants & Leisure	18,464,719

Household Durables — 1.8%
554	AV Homes Inc.*	8,559
641	Bassett Furniture Industries Inc.	22,980
1,865	Beazer Homes USA Inc.*	27,807
4,006	CalAtlantic Group Inc.	139,209
484	Cavco Industries Inc.*	65,122
1,109	Century Communities Inc.*	25,008
597	CSS Industries Inc.	15,988
1,406	Ethan Allen Interiors Inc.	41,125
435	Flexsteel Industries Inc.	19,792
6,026	GoPro Inc., Class A Shares*	55,499
1,498	Green Brick Partners Inc.*(a)	14,156
1,523	Helen of Troy Ltd.*	137,527
686	Hooker Furniture Corp.	27,612
7,439	Hovnanian Enterprises Inc., Class A Shares*	13,539
38,057	Installed Building Products Inc.*	2,195,889
1,477	iRobot Corp.*	140,935
4,721	KB Home	101,029
2,714	La-Z-Boy Inc.	64,729
7,288	Leggett & Platt Inc.	335,029
992	LGI Homes Inc.*(a)	42,200
1,046	Libbey Inc.	8,546
440	Lifetime Brands Inc.	7,656

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.1% — (continued)
Household Durables — 1.8% — (continued)
1,374	M/I Homes Inc.*	$33,800
2,359	MDC Holdings Inc.	73,719
2,188	Meritage Homes Corp.*	89,052
15,876	Mohawk Industries Inc.*	4,018,533
193	NACCO Industries Inc., Class A Shares	13,993
522	New Home Co., Inc. (The)*	5,387
186	NVR Inc.*	506,078
1,408	PICO Holdings Inc.*	22,880
16,430	PulteGroup Inc.	424,223
3,449	Taylor Morrison Home Corp., Class A Shares*	69,739
2,613	Tempur Sealy International Inc.*(a)	161,745
8,559	Toll Brothers Inc.	333,459
45,174	TopBuild Corp.*	2,681,077
8,922	TRI Pointe Group Inc.*	113,666
2,841	Tupperware Brands Corp.	164,409
788	Universal Electronics Inc.*	46,137
1,392	William Lyon Homes, Class A Shares*	33,394
1,897	ZAGG Inc.*	23,902

	Total Household Durables	12,325,129

Internet & Direct Marketing Retail — 0.5%
1,715	1-800-Flowers.com Inc., Class A Shares*	15,435
474	Duluth Holdings Inc., Class B Shares*	9,286
11,489	Expedia Inc.	1,704,508
801	FTD Cos., Inc.*	10,725
379	Gaia Inc., Class A Shares*	4,226
19,166	Groupon Inc., Class A Shares*	85,097
1,836	HSN Inc.	67,381
647	Lands’ End Inc.*(a)	7,861
3,076	Liberty Expedia Holdings Inc., Class A Shares*	168,227
4,169	Liberty TripAdvisor Holdings Inc., Class A Shares*	55,656
4,484	Liberty Ventures, Series A*	276,035
1,657	Nutrisystem Inc.	89,975
1,125	Overstock.com Inc.*	24,694
1,105	PetMed Express Inc.	40,078
1,905	Shutterfly Inc.*	86,830
6,232	TripAdvisor Inc.*	266,293
2,155	Wayfair Inc., Class A Shares*	153,027

	Total Internet & Direct Marketing Retail	3,065,334

Leisure Products — 0.5%
55,861	Acushnet Holdings Corp.(a)	918,355
3,185	American Outdoor Brands Corp.*(a)	51,979
32,139	Brunswick Corp.	1,686,655
5,288	Callaway Golf Co.	73,715
725	Clarus Corp.*	5,256
544	Escalade Inc.	6,555
220	Johnson Outdoors Inc., Class A Shares	14,036
1,045	Malibu Boats Inc., Class A Shares*	28,184
338	Marine Products Corp.	5,266
1,153	MCBC Holdings Inc.*	19,762
1,832	Nautilus Inc.*	29,953
3,331	Polaris Industries Inc.(a)	310,549
956	Sturm Ruger & Co., Inc.(a)	43,785
3,278	Vista Outdoor Inc.*	67,199

	Total Leisure Products	3,261,249

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.1% — (continued)
Media — 1.4%
3,158	AMC Entertainment Holdings Inc., Class A Shares(a)	$42,317
3,055	AMC Networks Inc., Class A Shares*	185,683
262	Cable One Inc.	198,790
4,863	Central European Media Enterprises Ltd., Class A Shares*(a)	20,182
5,996	Cinemark Holdings Inc.	199,607
1,440	Clear Channel Outdoor Holdings Inc., Class A Shares	5,544
56	Daily Journal Corp.*(a)	11,754
970	Emerald Expositions Events Inc.(a)	21,088
1,928	Entercom Communications Corp., Class A Shares(a)	19,858
3,206	Entravision Communications Corp., Class A Shares	17,793
1,361	Eros International PLC*(a)	13,270
3,328	EW Scripps Co. (The), Class A Shares*	59,505
6,715	Gannett Co., Inc.	57,010
2,205	Global Eagle Entertainment Inc.*(a)	6,813
3,681	Gray Television Inc.*	52,638
618	Hemisphere Media Group Inc., Class A Shares*	8,003
20,806	IMAX Corp.*	388,032
22,230	Interpublic Group of Cos., Inc. (The)	447,712
2,497	John Wiley & Sons Inc., Class A Shares	134,713
513	Liberty Media Corp-Liberty Braves, Class A Shares*	12,522
1,982	Liberty Media Corp-Liberty Braves, Class C Shares*	48,500
1,408	Liberty Media Corp-Liberty Formula One, Class A Shares*(a)	53,405
6,380	Liberty Media Corp-Liberty Formula One, Class C Shares*	250,734
2,980	Lions Gate Entertainment Corp., Class A Shares*	88,595
69,791	Lions Gate Entertainment Corp., Class B Shares*	1,959,033
7,532	Live Nation Entertainment Inc.*	300,979
608	Loral Space & Communications Inc.*	27,603
8,383	Madison Square Garden Co. (The), Class A Shares*	1,781,471
3,309	MDC Partners Inc., Class A Shares*	33,752
2,214	Meredith Corp.	120,331
19,440	MSG Networks Inc., Class A Shares*	416,988
3,872	National CineMedia Inc.	20,948
3,087	New Media Investment Group Inc.	42,570
7,024	New York Times Co. (The), Class A Shares	130,998
20,360	Nexstar Media Group Inc., Class A Shares	1,225,672
846	Reading International Inc., Class A Shares*	13,333
6,326	Regal Entertainment Group, Class A Shares(a)	93,435
152	Saga Communications Inc., Class A Shares	6,209
576	Salem Media Group Inc., Class A Shares	3,485
1,613	Scholastic Corp.	63,601
4,096	Sinclair Broadcast Group Inc., Class A Shares	123,904
12,151	TEGNA Inc.	153,346
5,701	Time Inc.	74,968
542	Townsquare Media Inc., Class A Shares*	5,409
4,120	Tribune Media Co., Class A Shares	165,088
1,276	tronc Inc.*	18,515
2,157	World Wrestling Entertainment Inc., Class A Shares(a)	47,023

	Total Media	9,172,729

Multiline Retail — 0.5%
2,510	Big Lots Inc.(a)	119,476
867	Dillard’s Inc., Class A Shares(a)	52,714
19,963	Dollar General Corp.	1,448,515
9,346	Dollar Tree Inc.*	744,316
1,372	Fred’s Inc., Class A Shares(a)	8,122

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.1% — (continued)
Multiline Retail — 0.5% — (continued)
17,641	JC Penney Co., Inc.*(a)	$68,271
9,276	Kohl’s Corp.	368,999
6,581	Nordstrom Inc.(a)	293,644
2,645	Ollie’s Bargain Outlet Holdings Inc.*	110,693
591	Sears Holdings Corp.*(a)	4,852

	Total Multiline Retail	3,219,602

Specialty Retail — 1.6%
3,538	Aaron’s Inc.	156,627
3,909	Abercrombie & Fitch Co., Class A Shares(a)	49,801
9,111	American Eagle Outfitters Inc.	108,876
323	America’s Car-Mart Inc.*(a)	12,403
1,066	Asbury Automotive Group Inc.*	57,404
8,138	Ascena Retail Group Inc.*(a)	16,602
159	At Home Group Inc.*	3,895
3,643	AutoNation Inc.*(a)	165,283
1,751	Barnes & Noble Education Inc.*	9,070
3,571	Barnes & Noble Inc.	27,675
7,877	Bed Bath & Beyond Inc.	217,326
787	Big 5 Sporting Goods Corp.(a)	6,021
615	Boot Barn Holdings Inc.*(a)	4,981
1,769	Buckle Inc. (The)(a)	25,031
571	Build-A-Bear Workshop Inc.*	5,253
3,886	Burlington Stores Inc.*	338,587
2,854	Cabela’s Inc.*	153,260
2,357	Caleres Inc.	63,592
603	Camping World Holdings Inc., Class A Shares(a)	22,160
887	Carvana Co., Class A Shares*(a)	15,833
1,466	Cato Corp. (The), Class A Shares	19,293
7,239	Chico’s FAS Inc.	55,596
961	Children’s Place Inc. (The)	102,010
918	Citi Trends Inc.	16,643
1,094	Conn’s Inc.*	18,981
932	Container Store Group Inc. (The)*(a)	3,784
4,907	Dick’s Sporting Goods Inc.	129,349
3,711	DSW Inc., Class A Shares	68,765
35,149	Express Inc.*	223,899
2,301	Finish Line Inc. (The), Class A Shares	19,167
3,021	Five Below Inc.*	143,709
612	Floor & Decor Holdings Inc., Class A Shares*	21,995
7,366	Foot Locker Inc.	259,504
1,797	Francesca’s Holdings Corp.*	13,046
5,651	GameStop Corp., Class A Shares	104,543
1,117	Genesco Inc.*	23,625
4,092	GNC Holdings Inc., Class A Shares(a)	33,964
1,158	Group 1 Automotive Inc.	69,503
3,440	Guess? Inc.	53,595
1,105	Haverty Furniture Cos., Inc.	25,912
1,252	Hibbett Sports Inc.*(a)	15,400
364	J. Jill Inc.*	3,534
609	Kirkland’s Inc.*	7,022
5,806	Lithia Motors Inc., Class A Shares	627,048
1,584	Lumber Liquidators Holdings Inc.*(a)	59,448
1,462	MarineMax Inc.*	23,611
6,582	Michaels Cos., Inc. (The)*	147,766
1,803	Monro Inc.	86,003

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.1% — (continued)
Specialty Retail — 1.6% — (continued)
1,942	Murphy USA Inc.*	$125,181
26,700	New York & Co., Inc.*	51,531
108,440	Office Depot Inc.	465,208
5,869	O’Reilly Automotive Inc.*	1,151,087
1,704	Party City Holdco Inc.*(a)	23,771
2,035	Penske Automotive Group Inc.	86,203
5,319	Pier 1 Imports Inc.	22,287
2,511	Rent-A-Center Inc.(a)	30,383
1,916	RH*(a)	89,650
67,344	Ross Stores Inc.	3,936,257
7,763	Sally Beauty Holdings Inc.*	144,314
2,308	Select Comfort Corp.*	68,155
716	Shoe Carnival Inc.	14,392
3,853	Signet Jewelers Ltd.(a)	243,009
1,557	Sonic Automotive Inc., Class A Shares	28,182
1,962	Sportsman’s Warehouse Holdings Inc.*(a)	8,142
35,262	Staples Inc.	360,201
2,888	Tailored Brands Inc.(a)	34,136
1,943	Tile Shop Holdings Inc.	29,242
727	Tilly’s Inc., Class A Shares	8,004
4,893	Urban Outfitters Inc.*	100,013
1,088	Vitamin Shoppe Inc.*	5,821
1,255	West Marine Inc.	16,277
4,878	Williams-Sonoma Inc.	224,388
109	Winmark Corp.	14,372
808	Zumiez Inc.*	10,060

	Total Specialty Retail	11,126,661

Textiles, Apparel & Luxury Goods — 1.6%
31,154	Carter’s Inc.	2,701,363
1,630	Columbia Sportswear Co.	93,383
39,450	Crocs Inc.*	352,288
488	Culp Inc.	14,152
15,872	Deckers Outdoor Corp.*	1,014,221
225	Delta Apparel Inc.*	4,414
2,677	Fossil Group Inc.*(a)	22,192
2,487	G-III Apparel Group Ltd.*	68,392
61,806	Hanesbrands Inc.(a)	1,499,414
3,076	Iconix Brand Group Inc.*	17,195
5,461	lululemon athletica Inc.*	314,281
8,679	Michael Kors Holdings Ltd.*	366,427
715	Movado Group Inc.	19,841
939	Oxford Industries Inc.	54,284
879	Perry Ellis International Inc.*	19,189
27,038	PVH Corp.	3,403,814
3,189	Ralph Lauren Corp., Class A Shares	280,281
1,751	Sequential Brands Group Inc.*(a)	5,341
7,393	Skechers U.S.A. Inc., Class A Shares*	195,397
3,312	Steven Madden Ltd.*	140,429
332	Superior Uniform Group Inc.	7,311
743	Unifi Inc.*	23,092
1,040	Vera Bradley Inc.*	9,402
5,291	Wolverine World Wide Inc.	139,153

	Total Textiles, Apparel & Luxury Goods	10,765,256

	TOTAL CONSUMER DISCRETIONARY	81,659,960

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 1.5%
Beverages — 0.2%
502	Boston Beer Co., Inc. (The), Class A Shares*(a)	$74,798
3,526	Castle Brands Inc.*	5,007
260	Coca-Cola Bottling Co. Consolidated	55,533
663	Craft Brew Alliance Inc.*	11,536
728	MGP Ingredients Inc.(a)	40,936
19,742	Monster Beverage Corp.*	1,101,999
654	National Beverage Corp.	76,001
1,661	Primo Water Corp.*	18,188

	Total Beverages	1,383,998

Food & Staples Retailing — 0.2%
1,547	Andersons Inc. (The)	49,272
2,172	Casey’s General Stores Inc.	228,972
1,394	Chefs’ Warehouse Inc. (The)*	24,047
880	Ingles Markets Inc., Class A Shares	19,316
321	Natural Grocers by Vitamin Cottage Inc.*(a)	1,804
3,999	Performance Food Group Co.*	111,172
1,232	PriceSmart Inc.	100,100
59,694	Rite Aid Corp.*	144,459
986	Smart & Final Stores Inc.*	6,951
2,165	SpartanNash Co.	53,346
7,556	Sprouts Farmers Market Inc.*	150,667
2,200	SUPERVALU Inc.*	43,978
2,892	United Natural Foods Inc.*	100,497
7,585	US Foods Holding Corp.*	208,208
570	Village Super Market Inc., Class A Shares	13,184
537	Weis Markets Inc.	23,741

	Total Food & Staples Retailing	1,279,714

Food Products — 0.8%
205	Alico Inc.	6,560
2,103	Amplify Snack Brands Inc.*(a)	15,163
3,704	B&G Foods Inc.	112,972
28,148	Blue Buffalo Pet Products Inc.*	725,093
901	Calavo Growers Inc.	60,502
1,752	Cal-Maine Foods Inc.*	63,860
9,232	Darling Ingredients Inc.*	160,637
5,138	Dean Foods Co.	56,518
410	Farmer Brothers Co.*	13,346
10,049	Flowers Foods Inc.	174,551
1,854	Fresh Del Monte Produce Inc.	87,119
1,174	Freshpet Inc.*(a)	18,608
10,467	Hain Celestial Group Inc. (The)*	420,983
4,517	Hostess Brands Inc., Class A Shares*	60,257
3,951	Ingredion Inc.	489,213
830	J&J Snack Foods Corp.	105,817
524	John B Sanfilippo & Son Inc.	32,519
8,088	Lamb Weston Holdings Inc.	367,842
1,043	Lancaster Colony Corp.	121,478
1,251	Landec Corp.*	16,263
83	Lifeway Foods Inc.*	722
761	Limoneira Co.	17,046
1,441	Omega Protein Corp.	22,768
3,020	Pilgrim’s Pride Corp.*	88,939
6,530	Pinnacle Foods Inc.	387,294

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 1.5% — (continued)
Food Products — 0.8% — (continued)
3,528	Post Holdings Inc.*	$300,339
1,122	Sanderson Farms Inc.	165,517
15	Seaboard Corp.	64,435
283	Seneca Foods Corp., Class A Shares*	8,433
4,826	Snyder’s-Lance Inc.	171,420
980	Tootsie Roll Industries Inc.(a)	36,603
12,422	TreeHouse Foods Inc.*	832,150

	Total Food Products	5,204,967

Household Products — 0.2%
681	Central Garden & Pet Co.*	24,005
19,403	Central Garden & Pet Co., Class A Shares*	661,448
3,441	Energizer Holdings Inc.	151,920
6,621	HRG Group Inc.*	104,546
189	Oil-Dri Corp. of America	7,692
419	Orchids Paper Products Co.(a)	4,274
1,375	Spectrum Brands Holdings Inc.	151,195
764	WD-40 Co.	83,238

	Total Household Products	1,188,318

Personal Products — 0.1%
3,227	Edgewell Personal Care Co.*	245,058
1,168	elf Beauty Inc.*(a)	24,166
3,851	Herbalife Ltd.*(a)	265,758
990	Inter Parfums Inc.	39,056
495	Medifast Inc.	28,027
391	Natural Health Trends Corp.	7,890
462	Nature’s Sunshine Products Inc.	4,874
2,895	Nu Skin Enterprises Inc., Class A Shares	176,103
560	Revlon Inc., Class A Shares*	9,464
642	USANA Health Sciences Inc.*	38,006

	Total Personal Products	838,402

Tobacco — 0.0%
290	Turning Point Brands Inc.*	4,988
1,385	Universal Corp.	79,222
5,223	Vector Group Ltd.	112,817

	Total Tobacco	197,027

	TOTAL CONSUMER STAPLES	10,092,426

ENERGY — 2.4%
Energy Equipment & Services — 0.5%
3,973	Archrock Inc.	40,525
4,419	Atwood Oceanics Inc.*(a)	29,033
1,000	Basic Energy Services Inc.*	14,240
1,586	Bristow Group Inc.	13,069
2,604	C&J Energy Services Inc.*	65,777
815	CARBO Ceramics Inc.*(a)	5,346
3,729	Diamond Offshore Drilling Inc.*(a)	42,361
2,110	Dril-Quip Inc.*	79,230
17,372	Ensco PLC, Class A Shares(a)	73,831
852	Era Group Inc.*	7,506
1,778	Exterran Corp.*	49,322
8,929	Fairmount Santrol Holdings Inc.*(a)	27,323
3,890	Forum Energy Technologies Inc.*	45,124

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 2.4% — (continued)
Energy Equipment & Services — 0.5% — (continued)
3,044	Frank’s International NV(a)	$19,116
684	Geospace Technologies Corp.*	10,322
445	Gulf Island Fabrication Inc.	4,984
8,091	Helix Energy Solutions Group Inc.*	50,731
5,978	Helmerich & Payne Inc.(a)	253,108
1,645	Independence Contract Drilling Inc.*	5,297
1,766	Keane Group Inc.*(a)	22,870
752	Key Energy Services Inc.*(a)	9,573
272	Mammoth Energy Services Inc.*(a)	3,748
1,272	Matrix Service Co.*	15,073
50,270	McDermott International Inc.*	308,658
15,679	Nabors Industries Ltd.	102,697
578	Natural Gas Services Group Inc.*	13,641
775	NCS Multistage Holdings Inc.*(a)	15,314
5,123	Newpark Resources Inc.*	41,240
14,043	Noble Corp. PLC*	45,780
5,549	Oceaneering International Inc.	125,130
2,879	Oil States International Inc.*	62,618
5,656	Parker Drilling Co.*	6,222
11,664	Patterson-UTI Energy Inc.	186,274
474	PHI Inc.*	5,209
3,537	Pioneer Energy Services Corp.*	6,013
1,558	ProPetro Holding Corp.*(a)	17,933
503	RigNet Inc.*	8,048
6,636	Rowan Cos. PLC, Class A Shares*	64,701
3,256	RPC Inc.(a)	63,199
936	SEACOR Holdings Inc.*	35,914
1,033	SEACOR Marine Holdings Inc.*	13,233
1,101	Smart Sand Inc.*(a)	6,573
436	Solaris Oilfield Infrastructure Inc., Class A Shares*	6,174
8,583	Superior Energy Services Inc.*	70,724
2,401	Tesco Corp.*	10,564
78,439	TETRA Technologies Inc.*	161,584
22,238	Transocean Ltd.*(a)	181,462
2,978	Unit Corp.*	47,410
4,574	US Silica Holdings Inc.	124,459
49,893	Weatherford International PLC*(a)	191,090
1,549	Willbros Group Inc.*	3,408

	Total Energy Equipment & Services	2,812,781

Oil, Gas & Consumable Fuels — 1.9%
11,041	Abraxas Petroleum Corp.*	18,770
128	Adams Resources & Energy Inc.	4,438
13,094	Antero Resources Corp.*	257,821
1,790	Approach Resources Inc.*	4,976
1,232	Arch Coal Inc., Class A Shares(a)	98,400
1,580	Ardmore Shipping Corp.*(a)	12,798
5,076	Bill Barrett Corp.*	15,177
1,145	Bonanza Creek Energy Inc.*	29,759
2,033	California Resources Corp.*(a)	15,857
11,386	Callon Petroleum Co.*	117,959
26,112	Carrizo Oil & Gas Inc.*	350,945
6,334	Centennial Resource Development Inc., Class A Shares*	109,515
51,099	Chesapeake Energy Corp.*(a)	186,000
8,748	Clean Energy Fuels Corp.*	20,820

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 2.4% — (continued)
Oil, Gas & Consumable Fuels — 1.9% — (continued)
4,913	Cloud Peak Energy Inc.*	$15,427
4,535	Concho Resources Inc.*	503,249
12,881	CONSOL Energy Inc.*	187,419
1,308	Contango Oil & Gas Co.*	6,004
968	CVR Energy Inc.(a)	20,735
4,341	Delek US Holdings Inc.	107,310
23,207	Denbury Resources Inc.*	24,599
4,728	DHT Holdings Inc.	17,730
5,345	Diamondback Energy Inc.*	485,273
587	Dorian LPG Ltd.*	4,027
592	Earthstone Energy Inc., Class A Shares*	5,677
5,806	Eclipse Resources Corp.*	13,528
5,500	Energen Corp.*	282,040
1,745	Energy XXI Gulf Coast Inc.*	18,235
1,831	EP Energy Corp., Class A Shares*(a)	5,383
1,370	Evolution Petroleum Corp.	9,521
6,889	Extraction Oil & Gas Inc.*	90,521
4,663	Frontline Ltd.(a)	22,755
2,362	GasLog Ltd.(a)	39,682
14,540	Gastar Exploration Inc.*	8,582
3,193	Gener8 Maritime Inc.*(a)	14,369
5,377	Golar LNG Ltd.	116,573
2,179	Green Plains Inc.	40,420
9,102	Gulfport Energy Corp.*	114,048
3,795	Halcon Resources Corp.*(a)	23,491
658	Hallador Energy Co.	3,816
9,989	HollyFrontier Corp.	312,756
1,684	International Seaways Inc.*	31,053
51	Isramco Inc.*	5,743
2,060	Jagged Peak Energy Inc.*(a)	26,389
3,053	Jones Energy Inc., Class A Shares*(a)	3,022
10,882	Kosmos Energy Ltd.*	76,609
9,228	Laredo Petroleum Inc.*	114,612
2,021	Lilis Energy Inc.*(a)	7,397
5,075	Matador Resources Co.*	119,669
530	Midstates Petroleum Co., Inc.*	7,680
9,292	Murphy Oil Corp.	210,557
3,788	Navios Maritime Acquisition Corp.	4,773
11,271	Newfield Exploration Co.*	294,511
5,934	Nordic American Tankers Ltd.(a)	28,127
13,339	Oasis Petroleum Inc.*	97,375
1,628	Overseas Shipholding Group Inc., Class A Shares*	3,679
2,541	Pacific Ethanol Inc.*	12,705
920	Panhandle Oil and Gas Inc., Class A Shares	19,412
114,692	Par Pacific Holdings Inc.*	2,042,665
13,050	Parsley Energy Inc., Class A Shares*	326,903
6,180	PBF Energy Inc., Class A Shares(a)	146,342
3,740	PDC Energy Inc.*	147,094
3,443	Peabody Energy Corp.*	99,847
844	Penn Virginia Corp.*(a)	32,494
17,222	Pioneer Natural Resources Co.	2,232,832
13,675	QEP Resources Inc.*	103,246
12,953	Range Resources Corp.	224,864
2,192	Renewable Energy Group Inc.*	26,523
15,992	Resolute Energy Corp.*(a)	472,564

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 2.4% — (continued)
Oil, Gas & Consumable Fuels — 1.9% — (continued)
342	REX American Resources Corp.*	$29,624
7,168	Rice Energy Inc.*	196,116
2,628	Ring Energy Inc.*	31,326
7,450	RSP Permian Inc.*	233,781
2,632	Sanchez Energy Corp.*(a)	11,528
2,041	SandRidge Energy Inc.*(a)	35,146
9,630	Scorpio Tankers Inc.	39,194
3,748	SemGroup Corp., Class A Shares	96,324
3,440	Ship Finance International Ltd.(a)	44,892
555	SilverBow Resources Inc.*	12,010
6,329	SM Energy Co.	84,555
28,612	Southwestern Energy Co.*	155,935
11,431	SRC Energy Inc.*	90,191
1,147	Stone Energy Corp.*(a)	27,757
10,619	Targa Resources Corp.	473,289
3,193	Teekay Corp.(a)	29,439
5,986	Teekay Tankers Ltd., Class A Shares	8,440
3,176	Tellurian Inc.*	29,346
11,004	Ultra Petroleum Corp.*(a)	85,721
9,496	Uranium Energy Corp.*	12,535
4,169	W&T Offshore Inc.*	7,963
808	Westmoreland Coal Co.*	1,883
20,573	Whiting Petroleum Corp.*	91,961
990	WildHorse Resource Development Corp.*(a)	10,801
3,822	World Fuel Services Corp.	132,012
22,451	WPX Energy Inc.*	224,285

	Total Oil, Gas & Consumable Fuels	12,851,146

	TOTAL ENERGY	15,663,927

FINANCIALS — 11.5%
Banks — 5.1%
914	1st Source Corp.	42,656
861	Access National Corp.(a)	22,110
203	ACNB Corp.	5,308
690	Allegiance Bancshares Inc.*	23,495
490	American National Bankshares Inc.	17,885
2,037	Ameris Bancorp	89,730
550	Ames National Corp.(a)	14,905
759	Arrow Financial Corp.	24,516
8,530	Associated Banc-Corp.	186,807
1,345	Atlantic Capital Bancshares Inc.*	24,143
2,475	Banc of California Inc.(a)	45,911
932	BancFirst Corp.	46,973
1,681	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	45,320
2,905	Bancorp Inc. (The)*	22,804
4,821	BancorpSouth Inc.	140,050
558	Bank of Commerce Holdings(a)	5,887
2,397	Bank of Hawaii Corp.	187,278
285	Bank of Marin Bancorp	18,653
40,741	Bank of NT Butterfield & Son Ltd. (The)	1,339,564
6,114	Bank of the Ozarks	262,657
93,244	BankUnited Inc.	3,103,160
228	Bankwell Financial Group Inc.	7,729
1,857	Banner Corp.	102,358
868	Bar Harbor Bankshares	22,794

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Banks — 5.1% — (continued)
362	BCB Bancorp Inc.(a)	$5,140
2,019	Berkshire Hills Bancorp Inc.	68,242
1,458	Blue Hills Bancorp Inc.	27,265
1,438	BOK Financial Corp.	115,730
4,790	Boston Private Financial Holdings Inc.	70,413
1,101	Bridge Bancorp Inc.	34,021
4,332	Brookline Bancorp Inc.	62,164
962	Bryn Mawr Bank Corp.	39,394
116	C&F Financial Corp.	5,435
634	Cadence BanCorp, Class A Shares*	13,213
875	Camden National Corp.	34,125
1,648	Capital Bank Financial Corp., Class A Shares	61,965
423	Capital City Bank Group Inc.	8,752
670	Capstar Financial Holdings Inc.*	11,618
697	Carolina Financial Corp.	23,719
4,222	Cathay General Bancorp	148,910
3,046	CenterState Banks Inc.	74,536
1,182	Central Pacific Financial Corp.	34,278
641	Central Valley Community Bancorp	12,608
157	Century Bancorp Inc., Class A Shares	10,488
3,977	Chemical Financial Corp.	180,596
124	Chemung Financial Corp.	5,008
38,072	CIT Group Inc.	1,707,529
745	Citizens & Northern Corp.	16,718
861	City Holding Co.	54,527
400	Civista Bancshares Inc.(a)	8,084
691	CNB Financial Corp.	16,695
2,154	CoBiz Financial Inc.	36,726
412	Codorus Valley Bancorp Inc.	10,321
3,268	Columbia Banking System Inc.	121,472
9,500	Comerica Inc.	648,375
4,932	Commerce Bancshares Inc.	271,211
204	Commerce Union Bancshares Inc.	4,894
2,743	Community Bank System Inc.	141,155
758	Community Bankers Trust Corp.*	6,367
155	Community Financial Corp. (The)	5,425
880	Community Trust Bancorp Inc.	37,444
1,737	ConnectOne Bancorp Inc.	39,604
133	County Bancorp Inc.	3,987
959	CU Bancorp*	34,188
3,138	Cullen/Frost Bankers Inc.	264,220
1,619	Customers Bancorp Inc.*	45,623
5,811	CVB Financial Corp.	120,288
133	DNB Financial Corp.	4,329
1,767	Eagle Bancorp Inc.*	109,907
52,518	East West Bancorp Inc.	2,907,922
560	Enterprise Bancorp Inc.	17,914
1,265	Enterprise Financial Services Corp.	48,323
496	Equity Bancshares Inc., Class A Shares*	16,938
187	Evans Bancorp Inc.(a)	7,723
180	Farmers & Merchants Bancorp Inc.	12,053
448	Farmers Capital Bank Corp.	16,778
1,447	Farmers National Banc Corp.	19,824
291	FB Financial Corp.*	10,112
29,182	FCB Financial Holdings Inc., Class A Shares*	1,272,335

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Banks — 5.1% — (continued)
1,308	Fidelity Southern Corp.	$28,593
839	Financial Institutions Inc.	22,821
1,389	First Bancorp	42,976
9,693	First Bancorp*	55,056
635	First Bancorp Inc.	16,529
356	First Bancshares Inc. (The)(a)	10,039
2,159	First Busey Corp.	62,287
619	First Business Financial Services Inc.	13,191
412	First Citizens BancShares Inc., Class A Shares	140,290
5,477	First Commonwealth Financial Corp.	69,065
978	First Community Bancshares Inc.	25,174
848	First Connecticut Bancorp Inc.	20,988
3,471	First Financial Bancorp	83,130
3,553	First Financial Bankshares Inc.(a)	142,298
613	First Financial Corp.	26,604
414	First Financial Northwest Inc.	6,624
1,785	First Foundation Inc.*	30,256
175	First Guaranty Bancshares Inc.	4,583
3,042	First Hawaiian Inc.	82,408
13,103	First Horizon National Corp.	225,503
338	First Internet Bancorp	10,748
1,468	First Interstate BancSystem Inc., Class A Shares	51,674
2,300	First Merchants Corp.	90,321
595	First Mid-Illinois Bancshares Inc.	20,635
5,734	First Midwest Bancorp Inc.	120,873
323	First Northwest Bancorp*	5,123
1,341	First of Long Island Corp. (The)	35,872
33,645	First Republic Bank	3,265,247
1,603	Flushing Financial Corp.	43,826
199	FNB Bancorp	5,960
18,200	FNB Corp.	230,958
711	Franklin Financial Network Inc.*	23,250
9,594	Fulton Financial Corp.	167,415
1,201	German American Bancorp Inc.	39,081
4,309	Glacier Bancorp Inc.	143,102
644	Great Southern Bancorp Inc.	32,071
3,328	Great Western Bancorp Inc.	119,542
1,236	Green Bancorp Inc.*	24,782
1,346	Guaranty Bancorp	34,727
156	Guaranty Bancshares Inc.	4,717
4,711	Hancock Holding Co.	207,048
1,802	Hanmi Financial Corp.	48,113
820	HarborOne Bancorp Inc.*	14,096
1,388	Heartland Financial USA Inc.	63,154
2,097	Heritage Commerce Corp.	28,100
1,682	Heritage Financial Corp.	43,984
4,261	Hilltop Holdings Inc.	100,858
7,245	Home BancShares Inc.	168,881
977	HomeTrust Bancshares Inc.*	22,666
7,316	Hope Bancorp Inc.	118,080
1,235	Horizon Bancorp	32,320
288	Howard Bancorp Inc.*(a)	5,688
57,700	Huntington Bancshares Inc.	726,443
2,830	IBERIABANK Corp.	216,778
2,658	Independent Bank Corp.	127,329

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Banks — 5.1% — (continued)
1,012	Independent Bank Group Inc.	$56,318
3,086	International Bancshares Corp.	110,942
591	Investar Holding Corp.(a)	13,002
14,538	Investors Bancorp Inc.	190,302
2,551	Lakeland Bancorp Inc.	47,193
1,359	Lakeland Financial Corp.	59,062
649	LCNB Corp.	11,974
2,672	LegacyTexas Financial Group Inc.	96,165
1,123	Live Oak Bancshares Inc.	25,099
1,729	Macatawa Bank Corp.	16,547
1,402	MainSource Financial Group Inc.	45,887
4,543	MB Financial Inc.	180,675
806	MBT Financial Corp.	8,181
940	Mercantile Bank Corp.	28,567
99	Middlefield Banc Corp.	4,450
898	Midland States Bancorp Inc.	27,425
394	MidSouth Bancorp Inc.(a)	4,669
667	MidWestOne Financial Group Inc.	21,931
358	MutualFirst Financial Inc.	12,602
1,395	National Bank Holdings Corp., Class A Shares	44,891
403	National Bankshares Inc.(a)	15,878
623	National Commerce Corp.*	24,764
2,412	NBT Bancorp Inc.	79,186
435	Nicolet Bankshares Inc.*	23,773
455	Northrim BanCorp Inc.	13,582
134	Norwood Financial Corp.	5,901
2,812	OFG Bancorp(a)	24,464
134	Ohio Valley Banc Corp.(a)	4,409
437	Old Line Bancshares Inc.	12,017
7,589	Old National Bancorp	124,080
150	Old Point Financial Corp.	4,611
1,680	Old Second Bancorp Inc.	19,236
1,247	Opus Bank*	27,933
419	Orrstown Financial Services Inc.	10,245
1,241	Pacific Continental Corp.	29,474
487	Pacific Mercantile Bancorp*	4,139
27,115	Pacific Premier Bancorp Inc.*	959,871
6,465	PacWest Bancorp	291,895
284	Paragon Commercial Corp.*	14,725
757	Park National Corp.	73,119
2,970	Park Sterling Corp.	33,769
259	Parke Bancorp Inc.(a)	5,038
977	Peapack Gladstone Financial Corp.	29,769
251	Penns Woods Bancorp Inc.	10,770
957	Peoples Bancorp Inc.	29,724
151	Peoples Bancorp of North Carolina Inc.(a)	4,587
416	Peoples Financial Services Corp.(a)	17,285
18,989	People’s United Financial Inc.	317,116
641	People’s Utah Bancorp	17,531
3,864	Pinnacle Financial Partners Inc.	240,341
14,522	Popular Inc.	579,573
739	Preferred Bank	39,758
644	Premier Financial Bancorp Inc.	12,172
3,512	Prosperity Bancshares Inc.	209,842
699	QCR Holdings Inc.	30,546

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Banks — 5.1% — (continued)
2,431	Renasant Corp.	$96,827
570	Republic Bancorp Inc., Class A Shares	20,281
2,834	Republic First Bancorp Inc.*	23,947
1,948	S&T Bancorp Inc.	70,011
1,341	Sandy Spring Bancorp Inc.	51,722
2,278	Seacoast Banking Corp. of Florida*	52,098
2,602	ServisFirst Bancshares Inc.	88,754
643	Shore Bancshares Inc.	10,603
590	Sierra Bancorp	14,933
7,897	Signature Bank*	1,013,501
1,718	Simmons First National Corp., Class A Shares	89,680
231	SmartFinancial Inc.*	5,334
1,613	South State Corp.	132,669
257	Southern First Bancshares Inc.*	9,085
1,059	Southern National Bancorp of Virginia Inc.	17,738
1,593	Southside Bancshares Inc.	52,043
1,099	Southwest Bancorp Inc.	27,750
2,149	State Bank Financial Corp.	57,744
7,384	Sterling Bancorp	165,771
1,237	Stock Yards Bancorp Inc.	43,048
791	Stonegate Bank	38,134
538	Summit Financial Group Inc.(a)	11,777
488	Sun Bancorp Inc.	11,395
245	Sunshine Bancorp Inc.*(a)	5,292
2,906	SVB Financial Group*	492,102
6,660	Synovus Financial Corp.	280,519
56,476	TCF Financial Corp.	877,072
10,692	Texas Capital Bancshares Inc.*	793,881
831	Tompkins Financial Corp.	63,090
3,181	Towne Bank	97,657
1,161	TriCo Bancshares	41,308
1,283	TriState Capital Holdings Inc.*	26,815
761	Triumph Bancorp Inc.*	21,460
3,775	Trustmark Corp.	111,815
261	Two River Bancorp	4,755
2,533	UMB Financial Corp.	170,015
12,467	Umpqua Holdings Corp.	218,172
2,443	Union Bankshares Corp.	76,539
178	Union Bankshares Inc.	7,681
5,226	United Bankshares Inc.	175,332
3,984	United Community Banks Inc.	104,022
508	United Security Bancshares	4,699
281	Unity Bancorp Inc.	4,875
1,481	Univest Corp. of Pennsylvania	43,171
14,584	Valley National Bancorp	163,195
842	Veritex Holdings Inc.*	22,237
861	Washington Trust Bancorp Inc.	44,126
570	WashingtonFirst Bankshares Inc.	19,306
16,781	Webster Financial Corp.	783,337
2,394	WesBanco Inc.	90,924
724	West Bancorporation Inc.	15,892
1,444	Westamerica Bancorporation(a)	74,438
5,194	Western Alliance Bancorp*	250,507
3,095	Wintrust Financial Corp.	225,347
214	Xenith Bankshares Inc.*	6,131

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Banks — 5.1% — (continued)
10,918	Zions Bancorporation	$476,680

	Total Banks	34,635,443

Capital Markets — 2.5%
2,627	Artisan Partners Asset Management Inc., Class A Shares	80,649
296	Associated Capital Group Inc., Class A Shares	10,168
990	B. Riley Financial Inc.	16,236
13,103	BGC Partners Inc., Class A Shares	170,208
6,137	CBOE Holdings Inc.	619,162
1,290	Cohen & Steers Inc.	48,814
1,731	Cowen Inc., Class A Shares*	28,129
195	Diamond Hill Investment Group Inc.	38,284
1,567	Donnelley Financial Solutions Inc.*	33,549
32,918	E*Trade Financial Corp.*	1,349,967
6,304	Eaton Vance Corp.	299,944
2,319	Evercore Inc., Class A Shares	174,969
2,178	FactSet Research Systems Inc.	342,338
4,162	Federated Investors Inc., Class B Shares	113,664
3,349	Financial Engines Inc.	110,684
1,969	GAIN Capital Holdings Inc.	12,405
241	GAMCO Investors Inc., Class A Shares	7,102
122,519	Greenhill & Co., Inc.	1,843,911
848	Hamilton Lane Inc., Class A Shares	19,877
1,328	Houlihan Lokey Inc., Class A Shares	47,874
938	INTL. FCStone Inc.*	33,290
1,292	Investment Technology Group Inc.	25,956
6,981	Ladenburg Thalmann Financial Services Inc.*	17,941
6,626	Lazard Ltd., Class A Shares	284,189
4,971	Legg Mason Inc.	189,842
5,028	LPL Financial Holdings Inc.	235,512
5,637	MarketAxess Holdings Inc.	1,087,659
151	Medley Management Inc., Class A Shares	936
1,404	Moelis & Co., Class A Shares	55,318
5,700	Moody’s Corp.	763,971
1,080	Morningstar Inc.	89,316
4,944	MSCI Inc., Class A Shares	566,632
18,762	Nasdaq Inc.	1,414,280
3,309	OM Asset Management PLC	46,756
494	Oppenheimer Holdings Inc., Class A Shares	8,027
848	Piper Jaffray Cos.	47,022
1,016	PJT Partners Inc., Class A Shares	39,279
1,397	Pzena Investment Management Inc., Class A Shares	13,830
21,499	Raymond James Financial Inc.	1,683,802
1,498	Safeguard Scientifics Inc.*	18,276
75,790	SEI Investments Co.	4,430,683
236	Silvercrest Asset Management Group Inc., Class A Shares	2,891
3,789	Stifel Financial Corp.	180,925
1,589	Virtu Financial Inc., Class A Shares(a)	28,523
403	Virtus Investment Partners Inc.	42,718
3,294	Waddell & Reed Financial Inc., Class A Shares	61,301
530	Westwood Holdings Group Inc.	32,399
6,453	WisdomTree Investments Inc.(a)	59,174

	Total Capital Markets	16,828,382

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Consumer Finance — 0.4%
605	Credit Acceptance Corp.*(a)	$164,741
578	Elevate Credit Inc.*	3,659
1,043	Encore Capital Group Inc.*(a)	42,085
1,950	Enova International Inc.*	23,205
3,017	EZCORP Inc., Class A Shares*	27,304
2,674	FirstCash Inc.	156,964
2,576	Green Dot Corp., Class A Shares*	124,112
18,034	LendingClub Corp.*	111,630
15,918	Navient Corp.	210,118
1,161	Nelnet Inc., Class A Shares	55,066
3,070	OneMain Holdings Inc., Class A Shares*	84,026
2,604	PRA Group Inc.*	75,256
753	Regional Management Corp.*	16,528
8,514	Santander Consumer USA Holdings Inc.*	121,580
115,290	SLM Corp.*	1,172,499
354	World Acceptance Corp.*	26,486

	Total Consumer Finance	2,415,259

Diversified Financial Services — 0.1%
3,746	FNFV Group*	63,120
631	Marlin Business Services Corp.	16,469
2,104	NewStar Financial Inc.	22,555
2,236	On Deck Capital Inc.*(a)	10,800
1,343	Tiptree Inc., Class A Shares	8,595
10,069	Voya Financial Inc.	384,938

	Total Diversified Financial Services	506,477

Insurance — 2.4%
634	Alleghany Corp.*	356,796
376	Ambac Financial Group Inc.*	6,839
3,711	American Equity Investment Life Holding Co.	103,017
4,036	American Financial Group Inc.	410,905
503	American National Insurance Co.	58,202
808	AMERISAFE Inc.	43,470
5,055	AmTrust Financial Services Inc.	62,682
13,197	Aon PLC	1,836,495
1,742	Argo Group International Holdings Ltd.	104,868
9,914	Arthur J. Gallagher & Co.	574,021
3,345	Aspen Insurance Holdings Ltd.	151,194
3,161	Assurant Inc.	299,315
6,697	Assured Guaranty Ltd.	284,890
944	Atlas Financial Holdings Inc.*	15,906
4,681	Axis Capital Holdings Ltd.	281,983
928	Baldwin & Lyons Inc., Class B Shares	20,323
776	Blue Capital Reinsurance Holdings Ltd.	14,589
6,634	Brown & Brown Inc.	298,265
3,288	Citizens Inc., Class A Shares*(a)	24,759
7,260	CNO Financial Group Inc.	162,261
639	Crawford & Co., Class B Shares	6,339
971	Donegal Group Inc., Class A Shares	14,885
702	eHealth Inc.*	17,045
739	EMC Insurance Group Inc.	20,603
1,898	Employers Holdings Inc.	80,001
631	Enstar Group Ltd.*	130,964
1,388	Erie Indemnity Co., Class A Shares	167,657

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Insurance — 2.4% — (continued)
2,304	Everest Re Group Ltd.	$581,714
714	FBL Financial Group Inc., Class A Shares	48,552
718	Federated National Holding Co.	11,158
938	Fidelity & Guaranty Life	29,313
6,052	First American Financial Corp.	296,911
56,894	FNF Group	2,744,567
21,834	Genworth Financial Inc., Class A Shares*	74,891
601	Global Indemnity Ltd.*	24,292
1,999	Greenlight Capital Re Ltd., Class A Shares*	44,478
890	Hallmark Financial Services Inc.*	9,123
2,483	Hanover Insurance Group Inc. (The)	243,781
500	HCI Group Inc.	19,495
793	Health Insurance Innovations Inc., Class A Shares*(a)	26,685
1,916	Heritage Insurance Holdings Inc.	21,804
2,528	Horace Mann Educators Corp.	88,859
796	Independence Holding Co.	17,273
685	Infinity Property & Casualty Corp.	60,588
102	Investors Title Co.	17,939
1,209	James River Group Holdings Ltd.	48,215
2,218	Kemper Corp.	106,242
824	Kingstone Cos., Inc.(a)	12,401
899	Kinsale Capital Group Inc.	34,027
190,247	Maiden Holdings Ltd.	1,379,291
7,309	MBIA Inc.*	73,529
1,656	Mercury General Corp.	95,170
3,067	National General Holdings Corp.	52,660
164	National Western Life Group Inc., Class A Shares	54,843
1,152	Navigators Group Inc. (The)	64,282
792	NI Holdings Inc.*	13,076
13,726	Old Republic International Corp.	262,029
1,515	OneBeacon Insurance Group Ltd., Class A Shares	27,603
2,254	Primerica Inc.	172,544
3,068	ProAssurance Corp.	163,371
3,615	Reinsurance Group of America Inc., Class A Shares	486,037
1,610	RenaissanceRe Holdings Ltd.	224,048
2,272	RLI Corp.	121,597
591	Safety Insurance Group Inc.	42,197
3,306	Selective Insurance Group Inc.	166,622
1,126	State Auto Financial Corp.	27,857
1,843	State National Cos., Inc.	38,279
1,317	Stewart Information Services Corp.	47,517
4,682	Third Point Reinsurance Ltd.*	65,782
6,603	Torchmark Corp.	508,233
1,397	Trupanion Inc.*	30,566
877	United Fire Group Inc.	36,887
1,354	United Insurance Holdings Corp.	21,312
1,921	Universal Insurance Holdings Inc.(a)	41,206
4,341	Validus Holdings Ltd.	217,701
253	White Mountains Insurance Group Ltd.	220,381
7,213	Willis Towers Watson PLC	1,070,914
10,198	WMIH Corp.*	12,748
5,483	WR Berkley Corp.	365,387

	Total Insurance	16,214,251

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
1,210	AG Mortgage Investment Trust Inc.	$23,317
19,938	AGNC Investment Corp.	429,464
4,508	Anworth Mortgage Asset Corp.	27,318
5,452	Apollo Commercial Real Estate Finance Inc.	98,627
2,024	Ares Commercial Real Estate Corp.	26,697
2,209	ARMOUR Residential REIT Inc.	58,340
4,276	Capstead Mortgage Corp.	41,349
1,062	Cherry Hill Mortgage Investment Corp.	19,626
10,397	Chimera Investment Corp.	198,271
9,017	CYS Investments Inc.	79,259
3,717	Dynex Capital Inc.	26,576
891	Ellington Residential Mortgage REIT(a)	13,035
1,385	Great Ajax Corp.	19,639
2,764	Hannon Armstrong Sustainable Infrastructure Capital Inc.	64,125
6,626	Invesco Mortgage Capital Inc.	112,509
728	KKR Real Estate Finance Trust Inc.(a)	15,121
3,162	Ladder Capital Corp., Class A Shares	43,383
22,050	MFA Financial Inc.	193,599
2,866	MTGE Investment Corp.	55,027
17,190	New Residential Investment Corp.	283,291
5,257	New York Mortgage Trust Inc.	32,909
885	Orchid Island Capital Inc., Class A Shares(a)	8,558
673	Owens Realty Mortgage Inc.	11,676
2,882	PennyMac Mortgage Investment Trust	49,830
4,581	Redwood Trust Inc.	76,411
1,455	Resource Capital Corp.	15,059
14,246	Starwood Property Trust Inc.	316,404
1,344	Sutherland Asset Management Corp.(a)	20,496
19,944	Two Harbors Investment Corp.	204,027
2,078	Western Asset Mortgage Capital Corp.	21,840

	Total Mortgage Real Estate Investment Trusts (REITs)	2,585,783

Thrifts & Mortgage Finance — 0.6%
108	ASB Bancorp Inc., Class B Shares*	4,790
5,233	Astoria Financial Corp.	102,514
2,555	Bank Mutual Corp.	23,378
626	BankFinancial Corp.	10,041
726	Bear State Financial Inc.	7,463
3,983	Beneficial Bancorp Inc.	59,546
3,394	BofI Holding Inc.*(a)	89,975
549	BSB Bancorp Inc.*	15,647
7,279	Capitol Federal Financial Inc.	99,868
534	Charter Financial Corp.	8,683
981	Clifton Bancorp Inc.	15,451
1,878	Dime Community Bancshares Inc.	35,588
280	Entegra Financial Corp.*(a)	6,496
526	ESSA Bancorp Inc.	7,943
4,436	Essent Group Ltd.*	173,359
513	Federal Agricultural Mortgage Corp., Class C Shares	34,946
580	First Defiance Financial Corp.	28,397
1,231	Flagstar Bancorp Inc.*	40,401
181	Greene County Bancorp Inc.	4,226
52	Hingham Institution for Savings	9,569
391	Home Bancorp Inc.	15,789
1,668	HomeStreet Inc.*	42,117

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.5% — (continued)
Thrifts & Mortgage Finance — 0.6% — (continued)
439	Impac Mortgage Holdings Inc.*(a)	$5,826
4,853	Kearny Financial Corp.	68,670
359	LendingTree Inc.*	82,911
238	Malvern Bancorp Inc.*(a)	5,664
2,730	Meridian Bancorp Inc.	48,048
507	Meta Financial Group Inc.	35,642
145,355	MGIC Investment Corp.*	1,664,315
1,733	Nationstar Mortgage Holdings Inc.*	29,842
27,009	New York Community Bancorp Inc.	325,458
3,507	NMI Holdings Inc., Class A Shares*	38,051
2,479	Northfield Bancorp Inc.	39,937
5,422	Northwest Bancshares Inc.	83,661
1,822	OceanFirst Financial Corp.	45,477
5,003	Ocwen Financial Corp.*(a)	14,659
2,350	Oritani Financial Corp.	37,717
1,077	PCSB Financial Corp.*(a)	18,223
3,053	PHH Corp.*	43,353
186	Provident Bancorp Inc.*	3,794
415	Provident Financial Holdings Inc.	7,860
3,515	Provident Financial Services Inc.	87,348
276	Prudential Bancorp Inc.(a)	5,092
12,296	Radian Group Inc.	215,180
886	Riverview Bancorp Inc.	7,115
778	SI Financial Group Inc.	11,359
211	Southern Missouri Bancorp Inc.	6,849
291	Territorial Bancorp Inc.	8,797
3,124	TFS Financial Corp.	48,047
287	Timberland Bancorp Inc.	7,953
5,379	TrustCo Bank Corp. NY	42,494
2,449	United Community Financial Corp.	22,261
2,941	United Financial Bancorp Inc.	50,938
1,571	Walker & Dunlop Inc.*	75,706
5,010	Washington Federal Inc.	156,562
1,500	Waterstone Financial Inc.	26,475
1,290	Western New England Bancorp Inc.	12,836
1,729	WSFS Financial Corp.	77,286

	Total Thrifts & Mortgage Finance	4,297,593

	TOTAL FINANCIALS	77,483,188

HEALTH CARE — 14.0%
Biotechnology — 3.0%
954	Abeona Therapeutics Inc.*	12,545
5,458	ACADIA Pharmaceuticals Inc.*(a)	194,359
42,785	Acceleron Pharma Inc.*	1,658,347
1,627	Achaogen Inc.*(a)	30,490
6,934	Achillion Pharmaceuticals Inc.*	35,433
2,476	Acorda Therapeutics Inc.*	51,501
907	Adamas Pharmaceuticals Inc.*(a)	18,993
2,358	Aduro Biotech Inc.*	28,650
1,745	Advaxis Inc.*(a)	11,883
3,576	Agenus Inc.*(a)	13,195
2,347	Agios Pharmaceuticals Inc.*(a)	148,471
1,999	Aimmune Therapeutics Inc.*(a)	42,978
2,104	Akebia Therapeutics Inc.*	35,221
2,735	Alder Biopharmaceuticals Inc.*	26,803

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.0% — (continued)
Biotechnology — 3.0% — (continued)
18,170	Alkermes PLC*	$922,673
4,251	Alnylam Pharmaceuticals Inc.*	364,438
2,026	AMAG Pharmaceuticals Inc.*	33,834
8,068	Amicus Therapeutics Inc.*	112,468
194	AnaptysBio Inc.*	5,426
1,344	Anavex Life Sciences Corp.*	5,967
1,549	Ardelyx Inc.*	7,977
1,853	Arena Pharmaceuticals Inc.*	42,953
9,724	Array BioPharma Inc.*	94,128
1,258	Asterias Biotherapeutics Inc.*(a)	4,340
1,533	Atara Biotherapeutics Inc.*	24,145
7,238	Athersys Inc.*(a)	12,666
918	Audentes Therapeutics Inc.*	19,269
12,576	Avexis Inc.*	1,173,970
1,694	Axovant Sciences Ltd.*(a)	33,880
1,672	Bellicum Pharmaceuticals Inc.*(a)	18,108
4,941	BioCryst Pharmaceuticals Inc.*	25,199
646	Biohaven Pharmaceutical Holding Co., Ltd.*	23,095
11,259	BioMarin Pharmaceutical Inc.*	1,015,449
347	BioSpecifics Technologies Corp.*	16,361
3,583	BioTime Inc.*(a)	10,498
15,226	Bioverativ Inc.*	863,162
2,513	Bluebird Bio Inc.*(a)	313,748
2,179	Blueprint Medicines Corp.*	118,145
1,733	Calithera Biosciences Inc.*(a)	28,421
1,723	Cara Therapeutics Inc.*(a)	24,691
1,339	Cascadian Therapeutics Inc.*(a)	4,847
2,733	Catalyst Pharmaceuticals Inc.*(a)	7,516
6,065	Celldex Therapeutics Inc.*(a)	14,920
1,063	ChemoCentryx Inc.*	7,377
1,919	Chimerix Inc.*	9,134
16,696	Clovis Oncology Inc.*	1,270,065
2,212	Coherus Biosciences Inc.*(a)	31,963
950	Conatus Pharmaceuticals Inc.*	5,453
733	Concert Pharmaceuticals Inc.*	11,156
2,926	Corbus Pharmaceuticals Holdings Inc.*(a)	22,677
238	Corvus Pharmaceuticals Inc.*(a)	3,848
8,154	Curis Inc.*	16,634
2,369	Cytokinetics Inc.*	35,180
1,826	CytomX Therapeutics Inc.*	31,553
3,075	Dynavax Technologies Corp.*(a)	55,196
464	Eagle Pharmaceuticals Inc.*(a)	25,316
1,054	Edge Therapeutics Inc.*(a)	11,120
1,962	Editas Medicine Inc.*(a)	41,418
1,880	Emergent BioSolutions Inc.*	70,180
887	Enanta Pharmaceuticals Inc.*	38,017
2,364	Epizyme Inc.*(a)	41,015
844	Esperion Therapeutics Inc.*(a)	41,710
6,146	Exact Sciences Corp.*	257,456
15,667	Exelixis Inc.*	458,103
1,568	Fate Therapeutics Inc.*(a)	5,927
3,339	FibroGen Inc.*	160,940
1,553	Five Prime Therapeutics Inc.*	52,678
1,583	Flexion Therapeutics Inc.*(a)	40,683
1,120	Fortress Biotech Inc.*	5,320

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.0% — (continued)
Biotechnology — 3.0% — (continued)
808	Foundation Medicine Inc.*(a)	$32,562
877	Genocea Biosciences Inc.*(a)	4,271
1,127	Genomic Health Inc.*	35,726
8,615	Geron Corp.*(a)	18,695
2,092	Global Blood Therapeutics Inc.*(a)	63,597
6,173	Halozyme Therapeutics Inc.*	80,311
2,612	Heron Therapeutics Inc.*(a)	43,098
5,563	Idera Pharmaceuticals Inc.*	11,015
2,844	Ignyta Inc.*	32,706
1,299	Immune Design Corp.*(a)	14,094
4,793	ImmunoGen Inc.*(a)	40,069
5,773	Immunomedics Inc.*(a)	72,971
15,443	Incyte Corp.*	2,122,023
3,871	Inovio Pharmaceuticals Inc.*(a)	22,994
3,488	Insmed Inc.*	43,321
1,137	Insys Therapeutics Inc.*(a)	10,392
743	Intellia Therapeutics Inc.*(a)	15,625
1,011	Intercept Pharmaceuticals Inc.*(a)	117,893
3,044	Intrexon Corp.*(a)	60,058
2,243	Invitae Corp.*(a)	22,026
6,661	Ionis Pharmaceuticals Inc.*(a)	357,163
2,516	Iovance Biotherapeutics Inc.*	14,467
7,539	Ironwood Pharmaceuticals Inc., Class A Shares*	120,247
285	Jounce Therapeutics Inc.*	4,842
3,621	Juno Therapeutics Inc.*(a)	149,439
2,123	Karyopharm Therapeutics Inc.*	21,697
4,683	Keryx Biopharmaceuticals Inc.*(a)	33,764
1,530	Kindred Biosciences Inc.*(a)	11,628
2,737	Kite Pharma Inc.*(a)	487,159
640	Kura Oncology Inc.*(a)	4,608
990	La Jolla Pharmaceutical Co.*(a)	33,809
2,456	Lexicon Pharmaceuticals Inc.*	37,184
1,144	Ligand Pharmaceuticals Inc.*	147,427
1,127	Loxo Oncology Inc.*	93,992
1,918	MacroGenics Inc.*	36,269
1,718	Matinas BioPharma Holdings Inc.*	2,199
1,120	MediciNova Inc.*(a)	6,070
5,482	Merrimack Pharmaceuticals Inc.	7,456
5,802	MiMedx Group Inc.*(a)	94,399
1,710	Minerva Neurosciences Inc.*(a)	10,346
510	Miragen Therapeutics Inc.*	4,590
4,145	Momenta Pharmaceuticals Inc.*	69,843
3,624	Myriad Genetics Inc.*	110,496
2,261	NantKwest Inc.*(a)	14,086
1,862	Natera Inc.*	22,996
15,563	Neurocrine Biosciences Inc.*	880,866
863	NewLink Genetics Corp.*(a)	7,008
19,014	Novavax Inc.*(a)	19,965
465	Novelion Therapeutics Inc.*	3,306
1,230	Nymox Pharmaceutical Corp.*	4,588
18,860	OPKO Health Inc.*(a)	120,704
6,397	Organovo Holdings Inc.*(a)	13,306
1,627	Otonomy Inc.*	5,857
364	Ovid therapeutics Inc.*(a)	3,429
9,644	PDL BioPharma Inc.*	30,089

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.0% — (continued)
Biotechnology — 3.0% — (continued)
1,293	Pieris Pharmaceuticals Inc.*	$7,124
2,789	Portola Pharmaceuticals Inc.*	176,962
4,065	Progenics Pharmaceuticals Inc.*	27,357
262	Protagonist Therapeutics Inc.*(a)	4,278
25,575	Prothena Corp. PLC*(a)	1,571,328
1,887	PTC Therapeutics Inc.*	39,155
1,599	Puma Biotechnology Inc.*(a)	147,907
491	Ra Pharmaceuticals Inc.*	7,370
2,092	Radius Health Inc.*(a)	78,722
719	Recro Pharma Inc.*	5,414
1,627	REGENXBIO Inc.*	37,014
1,922	Repligen Corp.*	83,934
2,169	Retrophin Inc.*	52,924
7,490	Rigel Pharmaceuticals Inc.*	19,099
1,936	Sage Therapeutics Inc.*	159,236
4,081	Sangamo Therapeutics Inc.*	54,481
2,907	Sarepta Therapeutics Inc.*	117,123
5,402	Seattle Genetics Inc.*	283,767
454	Selecta Biosciences Inc.*(a)	8,104
934	Seres Therapeutics Inc.*	13,104
1,313	Spark Therapeutics Inc.*	108,099
4,356	Spectrum Pharmaceuticals Inc.*	42,515
1,192	Stemline Therapeutics Inc.*	10,788
954	Strongbridge Biopharma PLC*	6,392
256	Syndax Pharmaceuticals Inc.*	2,970
12,859	Synergy Pharmaceuticals Inc.*(a)	38,320
514	Syros Pharmaceuticals Inc.*	10,059
2,091	TESARO Inc.*	270,032
2,764	TG Therapeutics Inc.*(a)	35,103
314	Tocagen Inc.*	4,368
2,233	Trevena Inc.*	5,359
2,223	Ultragenyx Pharmaceutical Inc.*	126,844
2,508	United Therapeutics Corp.*	328,046
2,498	Vanda Pharmaceuticals Inc.*	42,966
1,105	VBI Vaccines Inc.*	3,956
800	Veracyte Inc.*	6,552
1,866	Versartis Inc.*	35,454
1,184	Voyager Therapeutics Inc.*	11,414
134	vTv Therapeutics Inc., Class A Shares*	728
905	XBiotech Inc.*(a)	4,634
2,170	Xencor Inc.*	46,915
7,454	ZIOPHARM Oncology Inc.*(a)	47,631

	Total Biotechnology	20,333,571

Health Care Equipment & Supplies — 4.7%
1,228	Abaxis Inc.	56,758
2,227	ABIOMED Inc.*	335,832
140,950	Accuray Inc.*	584,942
4,842	Alere Inc.*	239,485
6,158	Align Technology Inc.*	1,088,365
10,009	Analogic Corp.	716,144
2,095	AngioDynamics Inc.*	35,678
813	Anika Therapeutics Inc.*	43,658
8,206	Antares Pharma Inc.*	24,700
24,996	AtriCure Inc.*	560,660

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.0% — (continued)
Health Care Equipment & Supplies — 4.7% — (continued)
77	Atrion Corp.	$47,906
1,695	AxoGen Inc.*	29,832
20,232	Becton Dickinson and Co.	4,035,070
2,026	Cantel Medical Corp.	164,612
1,808	Cardiovascular Systems Inc.*	53,101
4,771	Cerus Corp.*(a)	11,212
1,766	ConforMIS Inc.*(a)	6,534
1,539	CONMED Corp.	76,334
13,890	Cooper Cos., Inc. (The)	3,484,029
4,883	Corindus Vascular Robotics Inc.*(a)	9,327
1,869	CryoLife Inc.*	38,875
815	Cutera Inc.*	30,277
18,034	DexCom Inc.*	1,345,517
7,960	Edwards Lifesciences Corp.*	904,734
5,262	Endologix Inc.*	22,258
853	Entellus Medical Inc.*(a)	15,098
504	Exactech Inc.*	15,397
235	FONAR Corp.*	6,956
2,498	GenMark Diagnostics Inc.*	24,331
1,615	Glaukos Corp.*(a)	60,966
3,932	Globus Medical Inc., Class A Shares*	118,864
47,079	Haemonetics Corp.*	2,025,339
2,637	Halyard Health Inc.*	119,430
358	Heska Corp.*	36,416
3,698	Hill-Rom Holdings Inc.	284,598
830	ICU Medical Inc.*	144,710
951	Inogen Inc.*	91,106
3,261	Insulet Corp.*	189,334
1,750	Integer Holdings Corp*	80,413
42,706	Integra LifeSciences Holdings Corp.*	2,177,579
2,045	Invacare Corp.	27,607
789	iRhythm Technologies Inc.*	37,667
2,288	K2M Group Holdings Inc.*	53,493
1,569	Lantheus Holdings Inc.*	27,458
924	LeMaitre Vascular Inc.	33,634
2,718	LivaNova PLC*(a)	170,092
13,312	Masimo Corp.*	1,123,267
2,422	Meridian Bioscience Inc.	33,666
2,721	Merit Medical Systems Inc.*	112,377
1,824	Natus Medical Inc.*	61,286
2,066	Neogen Corp.*	142,347
21,839	Nevro Corp.*	1,882,085
3,284	Novocure Ltd.*(a)	67,322
2,832	NuVasive Inc.*	176,943
3,653	NxStage Medical Inc.*	102,284
426	Obalon Therapeutics Inc.*(a)	3,830
3,198	OraSure Technologies Inc.*	65,271
973	Orthofix International NV*	47,881
1,124	Oxford Immunotec Global PLC*	17,782
1,636	Penumbra Inc.*	140,696
392	Pulse Biosciences Inc.*	7,852
1,568	Quidel Corp.*	54,786
1,673	Quotient Ltd.*	6,458
7,754	ResMed Inc.	601,555
2,194	Rockwell Medical Inc.*(a)	13,866

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.0% — (continued)
Health Care Equipment & Supplies — 4.7% — (continued)
3,529	RTI Surgical Inc.*	$15,880
519	Sientra Inc.*	5,948
1,988	STAAR Surgical Co.*	23,757
13,213	STERIS PLC	1,151,645
635	Surmodics Inc.*	16,510
570	Tactile Systems Technology Inc.*	18,742
7,085	Teleflex Inc.	1,500,249
203	Utah Medical Products Inc.	14,646
73,770	Varex Imaging Corp.*	2,252,198
1,082	ViewRay Inc.*(a)	5,691
588	Viveve Medical Inc.*(a)	3,334
4,116	West Pharmaceutical Services Inc.	358,257
67,727	Wright Medical Group NV*	2,004,719

	Total Health Care Equipment & Supplies	31,719,458

Health Care Providers & Services — 1.8%
454	AAC Holdings Inc.*	4,218
36,860	Acadia Healthcare Co., Inc.*	1,730,208
1,722	Aceto Corp.	18,270
331	Addus HomeCare Corp.*	11,271
716	Almost Family Inc.*	34,869
1,592	Amedisys Inc.*	83,166
409	American Renal Associates Holdings Inc.*(a)	5,861
2,641	AMN Healthcare Services Inc.*	98,641
3,048	BioScrip Inc.*(a)	9,235
1,577	BioTelemetry Inc.*	58,586
10,410	Brookdale Senior Living Inc.*	126,273
1,436	Capital Senior Living Corp.*	17,849
870	Chemed Corp.	171,642
820	Civitas Solutions Inc.*	15,662
5,454	Community Health Systems Inc.*	41,669
554	CorVel Corp.*	28,753
2,226	Cross Country Healthcare Inc.*	27,558
2,751	Diplomat Pharmacy Inc.*	46,079
2,719	Ensign Group Inc. (The)	55,848
44,272	Envision Healthcare Corp.*	2,320,296
2,272	Genesis Healthcare Inc., Class A Shares*	2,363
2,788	HealthEquity Inc.*	119,243
4,748	HealthSouth Corp.	217,221
4,784	Kindred Healthcare Inc.	38,750
18,239	Laboratory Corp. of America Holdings*	2,861,152
516	Landauer Inc.	32,018
883	LHC Group Inc.*	57,616
2,098	LifePoint Health Inc.*	121,579
1,353	Magellan Health Inc.*	109,458
5,145	MEDNAX Inc.*	230,753
12,161	Molina Healthcare Inc.*(a)	778,304
625	National HealthCare Corp.	38,962
412	National Research Corp., Class A Shares	13,308
3,439	Owens & Minor Inc.	96,086
4,323	Patterson Cos., Inc.	166,435
1,686	PharMerica Corp.*	49,568
2,868	Premier Inc., Class A Shares*	96,078
667	Providence Service Corp. (The)*	34,571
6,196	R1 RCM Inc.*(a)	20,447

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.0% — (continued)
Health Care Providers & Services — 1.8% — (continued)
2,346	RadNet Inc.*	$24,047
6,020	Select Medical Holdings Corp.*	111,972
1,198	Surgery Partners Inc.*	11,681
3,015	Teladoc Inc.*(a)	101,153
4,614	Tenet Healthcare Corp.*(a)	79,222
27,079	Tivity Health Inc.*	1,061,497
1,456	Triple-S Management Corp., Class B Shares*	35,978
685	US Physical Therapy Inc.	41,032
4,321	VCA Inc.*	401,680
2,502	WellCare Health Plans Inc.*	437,049

	Total Health Care Providers & Services	12,295,177

Health Care Technology — 0.7%
91,091	Allscripts Healthcare Solutions Inc.*	1,196,936
2,225	athenahealth Inc.*	313,569
2,904	Castlight Health Inc., Class B Shares*(a)	11,326
660	Computer Programs & Systems Inc.	19,866
1,496	Cotiviti Holdings Inc.*	53,452
2,206	Evolent Health Inc., Class A Shares*	36,840
1,467	HealthStream Inc.*	34,460
4,765	HMS Holdings Corp.*	84,436
3,588	Inovalon Holdings Inc., Class A Shares*(a)	48,617
3,148	Medidata Solutions Inc.*	235,974
1,079	NantHealth Inc.*	2,989
46,824	Omnicell Inc.*	2,402,071
2,935	Quality Systems Inc.*	46,226
445	Simulations Plus Inc.(a)	6,453
334	Tabula Rasa HealthCare Inc.*	7,592
6,034	Veeva Systems Inc., Class A Shares*	359,023
1,559	Vocera Communications Inc.*	43,418

	Total Health Care Technology	4,903,248

Life Sciences Tools & Services — 2.1%
1,469	Accelerate Diagnostics Inc.*(a)	33,787
55,727	Agilent Technologies Inc.	3,606,651
1,462	Albany Molecular Research Inc.*(a)	31,784
1,177	Bio-Rad Laboratories Inc., Class A Shares*	256,374
2,078	Bio-Techne Corp.	257,215
5,899	Bruker Corp.	171,602
1,811	Cambrex Corp.*	94,353
19,752	Charles River Laboratories International Inc.*	2,149,018
2,341	Enzo Biochem Inc.*	26,336
134,641	Fluidigm Corp.*	615,309
22,525	ICON PLC, ADR*	2,554,110
3,560	Illumina Inc.*	727,878
3,050	INC Research Holdings Inc., Class A Shares*	179,035
28,099	Luminex Corp.	543,154
383	Medpace Holdings Inc.*	12,501
1,208	NanoString Technologies Inc.*	18,664
3,427	NeoGenomics Inc.*	34,647
3,765	Pacific Biosciences of California Inc.*(a)	18,637
2,811	PAREXEL International Corp.*	247,059
6,053	PerkinElmer Inc.	405,490
2,711	PRA Health Sciences Inc.*	209,831
42,553	QIAGEN NV*	1,368,930

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.0% — (continued)
Life Sciences Tools & Services — 2.1% — (continued)
4,828	VWR Corp.*	$159,420

	Total Life Sciences Tools & Services	13,721,785

Pharmaceuticals — 1.7%
41,353	Aclaris Therapeutics Inc.*(a)	1,072,283
1,704	Aerie Pharmaceuticals Inc.*	97,724
5,039	Akorn Inc.*	165,783
2,060	Amphastar Pharmaceuticals Inc.*	32,981
391	ANI Pharmaceuticals Inc.*	18,768
2,690	Aratana Therapeutics Inc.*(a)	15,360
911	Assembly Biosciences Inc.*	24,697
234,640	Cardiome Pharma Corp.*	572,522
7,010	Catalent Inc.*	289,443
2,091	Cempra Inc.*	6,378
988	Clearside Biomedical Inc.*(a)	6,906
1,548	Collegium Pharmaceutical Inc.*(a)	15,542
5,141	Corcept Therapeutics Inc.*	85,700
1,474	Corium International Inc.*(a)	12,603
3,274	Depomed Inc.*	19,906
2,141	Dermira Inc.*	50,506
9,552	Durect Corp.*	15,188
12,602	Endo International PLC*	110,772
9,223	Horizon Pharma PLC*	126,171
23,467	Impax Laboratories Inc.*	508,061
4,283	Innoviva Inc.*	60,133
19,164	Intersect ENT Inc.*	592,168
1,625	Intra-Cellular Therapies Inc., Class A Shares*	29,981
1,628	Lannett Co., Inc.*(a)	28,571
5,602	Mallinckrodt PLC*	230,130
39,906	Medicines Co. (The)*	1,464,151
1,117	MyoKardia Inc.*(a)	48,422
84,495	Nektar Therapeutics, Class A Shares*	1,776,930
1,067	Neos Therapeutics Inc.*	8,909
1,095	Ocular Therapeutix Inc.*(a)	6,855
2,376	Omeros Corp.*(a)	48,637
34,120	Pacira Pharmaceuticals Inc.*	1,299,972
1,347	Paratek Pharmaceuticals Inc.*	37,985
1,054	Phibro Animal Health Corp., Class A Shares	37,417
2,967	Prestige Brands Holdings Inc.*	150,457
380	Reata Pharmaceuticals Inc., Class A Shares*	11,495
1,280	Revance Therapeutics Inc.*(a)	31,424
2,963	SciClone Pharmaceuticals Inc.*	32,593
1,652	Sucampo Pharmaceuticals Inc., Class A Shares*	19,411
2,648	Supernus Pharmaceuticals Inc.*	121,278
2,397	Teligent Inc.*(a)	16,563
2,531	Tetraphase Pharmaceuticals Inc.*	17,666
8,919	TherapeuticsMD Inc.*(a)	53,514
2,339	Theravance Biopharma Inc.*(a)	76,415
600	WaVe Life Sciences Ltd.*(a)	14,100
31,853	Zoetis Inc., Class A Shares	1,997,183
1,455	Zogenix Inc.*(a)	17,242
824	Zynerba Pharmaceuticals Inc.*(a)	5,232

	Total Pharmaceuticals	11,482,128

	TOTAL HEALTH CARE	94,455,367

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 17.7%
Aerospace & Defense — 2.4%
1,800	AAR Corp.	$64,908
3,881	Aerojet Rocketdyne Holdings Inc.*	114,994
24,772	Aerovironment Inc.*	1,214,323
1,227	Astronics Corp.*	32,258
2,925	Axon Enterprise Inc.*(a)	63,502
5,275	BWX Technologies Inc.	288,648
1,413	Cubic Corp.	60,688
2,451	Curtiss-Wright Corp.	237,306
3,459	DigitalGlobe Inc.*	118,990
671	Ducommun Inc.*	18,452
1,068	Engility Holdings Inc.*	33,183
1,462	Esterline Technologies Corp.*	124,855
1,380	HEICO Corp.	118,363
2,593	HEICO Corp., Class A Shares	188,381
80,527	Hexcel Corp.	4,329,937
2,505	Huntington Ingalls Industries Inc.	535,970
110,379	KEYW Holding Corp. (The)*(a)	789,210
31,020	KLX Inc.*	1,487,099
4,029	Kratos Defense & Security Solutions Inc.*	53,908
47,368	Mercury Systems Inc.*	2,285,506
1,782	Moog Inc., Class A Shares*	136,786
289	National Presto Industries Inc.	28,784
3,150	Orbital ATK Inc.	351,477
705	Sparton Corp.*	16,335
20,174	Spirit AeroSystems Holdings Inc., Class A Shares	1,502,963
6,905	Teledyne Technologies Inc.*	1,036,164
18,400	Textron Inc.	903,256
2,765	Triumph Group Inc.	72,720
531	Vectrus Inc.*	15,176
3,273	Wesco Aircraft Holdings Inc.*	27,493

	Total Aerospace & Defense	16,251,635

Air Freight & Logistics — 0.1%
2,913	Air Transport Services Group Inc.*	66,883
1,313	Atlas Air Worldwide Holdings Inc.*	87,708
1,645	Echo Global Logistics Inc.*	25,004
1,658	Forward Air Corp.	86,166
1,843	Hub Group Inc., Class A Shares*	70,863
1,739	Radiant Logistics Inc.*	8,782
5,960	XPO Logistics Inc.*	364,752

	Total Air Freight & Logistics	710,158

Airlines — 0.3%
6,688	Alaska Air Group Inc.	499,326
738	Allegiant Travel Co., Class A Shares	87,084
1,725	Copa Holdings SA, Class A Shares	214,021
2,980	Hawaiian Holdings Inc.*	127,693
42,098	JetBlue Airways Corp.*	833,961
2,868	SkyWest Inc.	99,520
3,916	Spirit Airlines Inc.*	133,340

	Total Airlines	1,994,945

Building Products — 1.3%
2,317	AAON Inc.	75,534
2,013	Advanced Drainage Systems Inc.	39,153
5,183	Allegion PLC	407,954

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 17.7% — (continued)
Building Products — 1.3% — (continued)
782	American Woodmark Corp.*	$64,750
26,038	AO Smith Corp.	1,450,056
1,590	Apogee Enterprises Inc.	69,483
1,457	Armstrong Flooring Inc.*	21,738
2,486	Armstrong World Industries Inc.*	118,085
5,498	Builders FirstSource Inc.*	89,507
1,297	Caesarstone Ltd.*	37,581
2,254	Continental Building Products Inc.*	54,885
834	CSW Industrials Inc.*	34,903
8,394	Fortune Brands Home & Security Inc.	524,877
1,800	Gibraltar Industries Inc.*	52,650
1,671	Griffon Corp.	30,997
1,054	Insteel Industries Inc.	26,424
1,325	JELD-WEN Holding Inc.*	40,439
2,138	Lennox International Inc.	354,331
1,675	Masonite International Corp.*	106,027
140,522	NCI Building Systems Inc.*	2,360,770
5,996	Owens Corning	444,483
909	Patrick Industries Inc.*	67,266
2,758	PGT Innovations Inc.*	36,406
110,784	Ply Gem Holdings Inc.*	1,722,691
1,962	Quanex Building Products Corp.	38,455
2,324	Simpson Manufacturing Co., Inc.	101,745
1,645	Trex Co., Inc.*	125,020
1,121	Universal Forest Products Inc.	97,762
4,983	USG Corp.*	149,490

	Total Building Products	8,743,462

Commercial Services & Supplies — 1.8%
3,122	ABM Industries Inc.	138,710
6,083	ACCO Brands Corp.*	66,609
1,460	Advanced Disposal Services Inc.*	34,806
633	Aqua Metals Inc.*(a)	4,691
1,684	ARC Document Solutions Inc.*	5,945
2,636	Brady Corp., Class A Shares	87,911
2,548	Brink’s Co. (The)	199,891
2,188	Casella Waste Systems Inc., Class A Shares*	36,780
1,470	CECO Environmental Corp.	10,981
15,907	Cintas Corp.	2,147,604
19,534	Clean Harbors Inc.*	1,056,594
11,164	Copart Inc.*	364,951
155,899	Covanta Holding Corp.(a)	2,237,151
2,538	Deluxe Corp.	176,010
1,514	Ennis Inc.	28,917
2,219	Essendant Inc.	26,317
3,993	Healthcare Services Group Inc.	204,442
607	Heritage-Crystal Clean Inc.*	11,836
3,348	Herman Miller Inc.	112,660
2,494	HNI Corp.	91,405
2,355	Hudson Technologies Inc.*	20,959
2,634	InnerWorkings Inc.*	27,578
3,528	Interface Inc., Class A Shares	67,032
34,702	KAR Auction Services Inc.	1,564,713
2,043	Kimball International Inc., Class B Shares	34,649
2,741	Knoll Inc.	49,475

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 17.7% — (continued)
Commercial Services & Supplies — 1.8% — (continued)
1,927	LSC Communications Inc.	$31,044
1,751	Matthews International Corp., Class A Shares	105,498
1,324	McGrath RentCorp	53,450
2,516	Mobile Mini Inc.	76,109
1,855	MSA Safety Inc.	135,155
768	Multi-Color Corp.	61,286
632	NL Industries Inc.*	4,772
10,503	Pitney Bowes Inc.	134,964
1,844	Quad/Graphics Inc.	35,147
5,361	Rollins Inc.	238,082
3,316	RR Donnelley & Sons Co.	30,607
1,052	SP Plus Corp.*	38,819
4,867	Steelcase Inc., Class A Shares	64,244
1,680	Team Inc.*(a)	20,748
3,169	Tetra Tech Inc.	134,999
855	UniFirst Corp.	122,778
1,217	US Ecology Inc.	62,554
1,159	Viad Corp.	63,687
518	VSE Corp.	27,014
27,601	Waste Connections Inc.	1,840,711
2,514	West Corp.	58,752

	Total Commercial Services & Supplies	12,149,037

Construction & Engineering — 2.0%
8,271	AECOM*	277,078
1,911	Aegion Corp., Class A Shares*	41,411
881	Ameresco Inc., Class A Shares*	6,387
820	Argan Inc.	51,947
5,740	Chicago Bridge & Iron Co. NV(a)	70,832
2,076	Comfort Systems USA Inc.	70,688
1,709	Dycom Industries Inc.*	137,882
42,416	EMCOR Group Inc.	2,801,153
7,529	Fluor Corp.	290,394
32,536	Granite Construction Inc.	1,796,963
2,352	Great Lakes Dredge & Dock Corp.*	9,526
1,890	HC2 Holdings Inc.*	8,618
299	IES Holdings Inc.*	4,933
68,863	Jacobs Engineering Group Inc.	3,752,345
64,405	KBR Inc.	1,047,869
148,063	Layne Christensen Co.*(a)	1,590,197
3,724	MasTec Inc.*	151,939
936	MYR Group Inc.*	24,158
306	Northwest Pipe Co.*	5,612
520	NV5 Global Inc.*	25,090
1,240	Orion Group Holdings Inc.*	7,490
2,239	Primoris Services Corp.	64,058
8,362	Quanta Services Inc.*	300,447
1,514	Sterling Construction Co., Inc.*	17,835
2,151	Tutor Perini Corp.*	56,249
4,637	Valmont Industries Inc.	665,641

	Total Construction & Engineering	13,276,742

Electrical Equipment — 0.5%
328	Allied Motion Technologies Inc.	8,295
1,875	Atkore International Group Inc.*	31,238

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 17.7% — (continued)
Electrical Equipment — 0.5% — (continued)
1,463	AZZ Inc.	$71,541
2,881	Babcock & Wilcox Enterprises Inc.*	6,511
1,152	Encore Wire Corp.	49,421
1,193	Energous Corp.*	11,322
2,443	EnerSys	156,596
3,451	Generac Holdings Inc.*	139,351
2,844	General Cable Corp.	48,206
3,012	Hubbell Inc., Class B Shares	339,723
1,036	LSI Industries Inc.	5,895
13,144	Plug Power Inc.*(a)	28,128
407	Powell Industries Inc.	11,587
144	Preformed Line Products Co.	7,524
2,502	Regal Beloit Corp.	188,651
720	Revolution Lighting Technologies Inc.*	5,335
9,177	Sensata Technologies Holding NV*	409,845
4,917	Sunrun Inc.*(a)	32,944
124,757	Thermon Group Holdings Inc.*	2,060,986
577	TPI Composites Inc.*	11,736
1,036	Vicor Corp.*	20,150
1,359	Vivint Solar Inc.*	6,455

	Total Electrical Equipment	3,651,440

Industrial Conglomerates — 0.6%
21,392	Carlisle Cos., Inc.	2,025,609
2,028	Raven Industries Inc.	56,784
7,643	Roper Technologies Inc.	1,762,934

	Total Industrial Conglomerates	3,845,327

Machinery — 4.3%
19,527	Actuant Corp., Class A Shares	469,624
3,647	AGCO Corp.	249,637
534	Alamo Group Inc.	49,000
1,612	Albany International Corp., Class A Shares	86,403
7,528	Allison Transmission Holdings Inc.	261,447
1,627	Altra Industrial Motion Corp.	74,923
357	American Railcar Industries Inc.(a)	12,852
1,204	Astec Industries Inc.	59,815
2,795	Barnes Group Inc.	174,743
330	Blue Bird Corp.*(a)	6,006
2,383	Briggs & Stratton Corp.	49,900
1,750	Chart Industries Inc.*	59,045
939	CIRCOR International Inc.	45,091
5,012	Colfax Corp.*	199,879
1,145	Columbus McKinnon Corp.	37,819
985	Commercial Vehicle Group Inc.*	5,851
2,813	Crane Co.	208,809
782	DMC Global Inc.	10,127
7,152	Donaldson Co., Inc.	337,932
1,246	Douglas Dynamics Inc.	43,485
203	Eastern Co. (The)	5,308
1,692	Energy Recovery Inc.*(a)	10,998
1,189	EnPro Industries Inc.	83,789
1,422	ESCO Technologies Inc.	77,428
462	ExOne Co. (The)*(a)	3,738
3,338	Federal Signal Corp.	62,387

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 17.7% — (continued)
Machinery — 4.3% — (continued)
21,432	Flowserve Corp.	$841,849
2,594	Franklin Electric Co., Inc.	99,999
494	FreightCar America Inc.	8,971
2,391	Gardner Denver Holdings Inc.*	56,165
303	Gencor Industries Inc.*	4,666
1,228	Global Brass & Copper Holdings Inc.	36,656
1,081	Gorman-Rupp Co. (The)	32,906
3,035	Graco Inc.	350,573
362	Graham Corp.	7,251
1,555	Greenbrier Cos., Inc. (The)(a)	66,710
678	Hardinge Inc.	9,282
43,132	Harsco Corp.*	737,557
3,548	Hillenbrand Inc.	126,841
240	Hurco Cos., Inc.	8,436
587	Hyster-Yale Materials Handling Inc.	41,783
27,727	IDEX Corp.	3,260,141
18,222	ITT Inc.	735,440
26,463	John Bean Technologies Corp.	2,347,268
614	Kadant Inc.	53,326
4,497	Kennametal Inc.	157,395
593	LB Foster Co., Class A Shares	11,326
3,229	Lincoln Electric Holdings Inc.	280,406
588	Lindsay Corp.(a)	50,903
948	Lydall Inc.*	44,556
432,549	Manitowoc Co., Inc. (The)*	3,559,878
31,915	Meritor Inc.*	633,832
3,064	Middleby Corp. (The)*	372,889
81,576	Milacron Holdings Corp.*	1,301,137
563	Miller Industries Inc.	14,131
3,197	Mueller Industries Inc.	95,367
8,656	Mueller Water Products Inc., Class A Shares	103,785
2,803	Navistar International Corp.*	95,750
1,538	NN Inc.	39,219
3,161	Nordson Corp.	345,497
97	Omega Flex Inc.	5,625
3,983	Oshkosh Corp.	297,132
407	Park-Ohio Holdings Corp.	16,219
1,395	Proto Labs Inc.*	100,161
1,298	RBC Bearings Inc.*	143,130
741	REV Group Inc.(a)	18,666
5,856	Rexnord Corp.*	139,841
21,216	Snap-on Inc.	3,130,845
1,440	Spartan Motors Inc.	13,248
1,916	SPX Corp.*	46,176
61,839	SPX FLOW Inc.*	2,069,751
711	Standex International Corp.	67,865
1,343	Sun Hydraulics Corp.	64,343
574	Supreme Industries Inc., Class A Shares	12,020
990	Tennant Co.	60,341
5,067	Terex Corp.	195,333
3,890	Timken Co. (The)	174,467
2,846	Titan International Inc.	24,419
5,813	Toro Co. (The)	358,546
2,589	TriMas Corp.*	62,654
8,475	Trinity Industries Inc.	244,419

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 17.7% — (continued)
Machinery — 4.3% — (continued)
14,879	Twin Disc Inc.*	$258,299
3,353	Wabash National Corp.	70,480
2,735	WABCO Holdings Inc.*	392,801
19,649	Wabtec Corp.(a)	1,386,630
1,566	Watts Water Technologies Inc., Class A Shares	96,622
7,269	Welbilt Inc.*	144,653
2,959	Woodward Inc.	207,751
9,875	Xylem Inc.	612,941

	Total Machinery	29,033,305

Marine — 0.1%
1,837	Costamare Inc.	11,518
45,200	Danaos Corp.*(a)	74,580
2,714	Eagle Bulk Shipping Inc.*	12,295
519	Genco Shipping & Trading Ltd.*	7,219
2,984	Kirby Corp.*	186,798
22,611	Matson Inc.	583,364
4,582	Navios Maritime Holdings Inc.*	7,056
2,124	Safe Bulkers Inc.*	6,882
2,841	Scorpio Bulkers Inc.*(a)	22,870

	Total Marine	912,582

Professional Services — 1.1%
721	Acacia Research Corp.*	2,343
2,284	Advisory Board Co. (The)*	121,623
407	Barrett Business Services Inc.	20,993
266	BG Staffing Inc.	4,301
2,977	CBIZ Inc.*	45,102
636	Cogint Inc.*(a)	3,116
571	CRA International Inc.	21,430
2,099	Dun & Bradstreet Corp. (The)	233,913
13,150	Equifax Inc.	1,873,480
1,459	Exponent Inc.	99,358
449	Franklin Covey Co.*	8,441
2,346	FTI Consulting Inc.*	79,553
559	GP Strategies Corp.*	15,987
1,070	Heidrick & Struggles International Inc.	19,528
1,829	Hill International Inc.*	8,688
1,272	Huron Consulting Group Inc.*	38,478
1,034	ICF International Inc.*	49,684
1,025	Insperity Inc.	82,308
1,778	Kelly Services Inc., Class A Shares	38,458
1,360	Kforce Inc.	24,480
2,863	Korn/Ferry International	95,395
3,699	ManpowerGroup Inc.	412,475
90,629	Mistras Group Inc.*	1,713,794
2,710	Navigant Consulting Inc.*	41,544
2,838	On Assignment Inc.*	135,373
734	Pendrell Corp.*(a)	4,977
1,405	Resources Connection Inc.	17,914
6,781	Robert Half International Inc.	307,179
2,638	RPX Corp.*	34,452
8,372	TransUnion*	400,684
2,332	TriNet Group Inc.*	83,322
2,379	TrueBlue Inc.*	48,651

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 17.7% — (continued)
Professional Services — 1.1% — (continued)
17,956	WageWorks Inc.*	$1,058,506
345	Willdan Group Inc.*	10,698

	Total Professional Services	7,156,228

Road & Rail — 1.0%
284	AMERCO	105,992
1,553	ArcBest Corp.	46,124
52,229	Avis Budget Group Inc.*	1,892,257
855	Covenant Transportation Group Inc., Class A Shares*	20,528
1,190	Daseke Inc.*(a)	15,589
3,215	Genesee & Wyoming Inc., Class A Shares*	220,420
2,583	Heartland Express Inc.	57,265
28,823	Hertz Global Holdings Inc.*(a)	626,612
4,043	Knight Transportation Inc.(a)	157,879
2,321	Landstar System Inc.	216,665
2,206	Marten Transport Ltd.	37,833
3,350	Old Dominion Freight Line Inc.	334,665
1,683	Roadrunner Transportation Systems Inc.*	12,572
37,971	Ryder System Inc.	2,946,550
1,401	Saia Inc.*	79,227
1,835	Schneider National Inc., Class B Shares	40,829
4,067	Swift Transportation Co., Class A Shares*	114,079
346	Universal Logistics Holdings Inc.	5,744
2,626	Werner Enterprises Inc.	86,921
2,126	YRC Worldwide Inc.*	28,467

	Total Road & Rail	7,046,218

Trading Companies & Distributors — 2.1%
5,458	Air Lease Corp., Class A Shares	221,813
2,718	Aircastle Ltd.	60,938
2,136	Applied Industrial Technologies Inc.	121,752
24,612	Beacon Roofing Supply Inc.*	1,159,225
84,124	BMC Stock Holdings Inc.*	1,707,717
1,020	CAI International Inc.*	31,610
913	DXP Enterprises Inc.*	24,733
170	EnviroStar Inc.	5,619
680	Foundation Building Materials Inc.*	8,881
2,197	GATX Corp.(a)	133,094
1,365	GMS Inc.*	43,926
1,833	H&E Equipment Services Inc.	43,149
44,482	HD Supply Holdings Inc.*	1,481,251
1,379	Herc Holdings Inc.*	58,221
892	Huttig Building Products Inc.*	5,084
1,514	Kaman Corp.	74,247
172	Lawson Products Inc.*	4,102
5,048	MRC Global Inc.*	79,607
2,489	MSC Industrial Direct Co., Inc., Class A Shares	171,442
292	Neff Corp., Class A Shares*	7,285
1,820	Nexeo Solutions Inc.*	13,049
6,062	NOW Inc.*	70,683
37,136	Rush Enterprises Inc., Class A Shares*	1,522,205
276	Rush Enterprises Inc., Class B Shares*	10,632
1,893	SiteOne Landscape Supply Inc.*	95,104
178,762	Textainer Group Holdings Ltd.*	3,173,025
1,105	Titan Machinery Inc.*	14,254

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 17.7% — (continued)
Trading Companies & Distributors — 2.1% — (continued)
2,464	Triton International Ltd.	$90,971
4,610	United Rentals Inc.*	544,257
60,051	Univar Inc.*	1,694,039
683	Veritiv Corp.*	19,124
8,278	Watsco Inc.	1,219,846
2,758	WESCO International Inc.*	139,141
210	Willis Lease Finance Corp.*	4,998

	Total Trading Companies & Distributors	14,055,024

Transportation Infrastructure — 0.1%
4,290	Macquarie Infrastructure Corp.	319,519

	TOTAL INDUSTRIALS	119,145,622

INFORMATION TECHNOLOGY — 18.7%
Communications Equipment — 1.4%
1,057	Acacia Communications Inc.*(a)	51,613
2,755	ADTRAN Inc.	60,886
1,111	Aerohive Networks Inc.*	3,833
1,032	Applied Optoelectronics Inc.*(a)	61,012
2,901	Arista Networks Inc.*	511,011
56,124	ARRIS International PLC*	1,563,615
22,863	Brocade Communications Systems Inc.	283,044
1,984	CalAmp Corp.*	36,783
2,086	Calix Inc.*	10,221
129,008	Ciena Corp.*	2,787,863
411	Clearfield Inc.*(a)	5,014
10,305	CommScope Holding Co., Inc.*	340,683
1,355	Comtech Telecommunications Corp.	26,517
1,211	Digi International Inc.*	11,141
2,661	EchoStar Corp., Class A Shares*	160,458
754	EMCORE Corp.*	6,861
6,157	Extreme Networks Inc.*	70,375
6,262	Finisar Corp.*	151,227
5,050	Harmonic Inc.*	16,413
125,566	Infinera Corp.*	1,062,288
1,949	InterDigital Inc.	139,061
659	KVH Industries Inc.*	7,776
3,409	Lumentum Holdings Inc.*	193,802
32,700	Mitel Networks Corp.*	266,178
1,818	NETGEAR Inc.*	87,264
4,975	NetScout Systems Inc.*	162,931
9,292	Oclaro Inc.*(a)	78,146
1,871	Plantronics Inc.	79,761
1,237	Quantenna Communications Inc.*	22,984
4,342	ShoreTel Inc.*	32,348
67,538	Sonus Networks Inc.*	466,688
1,299	Ubiquiti Networks Inc.*(a)	77,407
2,985	ViaSat Inc.*(a)	189,876
61,828	Viavi Solutions Inc.*	620,753

	Total Communications Equipment	9,645,833

Electronic Equipment, Instruments & Components — 2.7%
556	Akoustis Technologies Inc.*(a)	3,736
11,594	Amphenol Corp., Class A Shares	938,418
1,633	Anixter International Inc.*	120,515

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.7% — (continued)
Electronic Equipment, Instruments & Components — 2.7% — (continued)
4,900	Arrow Electronics Inc.*	$389,207
6,626	Avnet Inc.	255,565
2,599	AVX Corp.	45,353
1,582	Badger Meter Inc.	72,614
429	Bel Fuse Inc., Class B Shares	10,939
2,358	Belden Inc.	181,731
2,814	Benchmark Electronics Inc.*	91,455
8,504	CDW Corp.	539,324
4,557	Cognex Corp.	496,576
1,349	Coherent Inc.*	314,749
1,454	Control4 Corp.*	36,001
1,814	CTS Corp.	40,815
1,833	Daktronics Inc.	17,652
3,102	Dolby Laboratories Inc., Class A Shares	156,527
2,001	Electro Scientific Industries Inc.*	24,652
734	ePlus Inc.*	61,436
2,047	Fabrinet*	79,505
959	FARO Technologies Inc.*	33,038
10,048	Fitbit Inc., Class A Shares*(a)	60,589
33,830	Flex Ltd.*	550,414
7,475	FLIR Systems Inc.	284,050
12,703	II-VI Inc.*	455,403
2,004	Insight Enterprises Inc.*	80,320
2,020	IPG Photonics Corp.*	355,096
974	Iteris Inc.*	6,253
12,415	Itron Inc.*	901,329
9,810	Jabil Inc.	307,543
2,590	KEMET Corp.*	61,927
105,167	Keysight Technologies Inc.*	4,297,124
1,633	Kimball Electronics Inc.*	31,109
4,983	Knowles Corp.*	73,101
1,253	Littelfuse Inc.	233,258
56,121	Maxwell Technologies Inc.*(a)	312,594
191	Mesa Laboratories Inc.(a)	26,085
2,016	Methode Electronics Inc.	82,454
2,421	MicroVision Inc.*(a)	5,738
960	MTS Systems Corp.	46,464
505	Napco Security Technologies Inc.*	3,964
5,989	National Instruments Corp.	241,896
1,803	Novanta Inc.*	70,497
24,340	Orbotech Ltd.*	967,272
9,280	OSI Systems Inc.*	770,797
1,118	Park Electrochemical Corp.	20,303
757	PC Connection Inc.	19,311
408	PCM Inc.*	5,365
1,894	Plexus Corp.*	98,640
1,285	Radisys Corp.*	2,017
1,010	Rogers Corp.*	119,736
4,144	Sanmina Corp.*	155,193
1,419	ScanSource Inc.*	55,696
1,617	SYNNEX Corp.	193,409
784	Systemax Inc.	19,161
1,959	Tech Data Corp.*	216,058
13,665	Trimble Inc.*	528,562
5,208	TTM Technologies Inc.*	74,162

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.7% — (continued)
Electronic Equipment, Instruments & Components — 2.7% — (continued)
10,148	Universal Display Corp.	$1,289,811
42,566	VeriFone Systems Inc.*	841,530
7,529	Vishay Intertechnology Inc.	133,263
461	Vishay Precision Group Inc.*	10,073
2,792	Zebra Technologies Corp., Class A Shares*	287,827

	Total Electronic Equipment, Instruments & Components	18,205,202

Internet Software & Services — 1.1%
2,448	2U Inc.*	122,645
1,737	Actua Corp.*	22,234
1,136	Alarm.com Holdings Inc.*	51,029
662	Alteryx Inc., Class A Shares*(a)	15,617
934	Amber Road Inc.*	7,528
2,301	Angie’s List Inc.*(a)	27,980
518	Appfolio Inc., Class A Shares*	22,222
1,181	Apptio Inc., Class A Shares*	21,022
2,722	Bankrate Inc.*	37,700
5,378	Bazaarvoice Inc.*	25,546
925	Benefitfocus Inc.*(a)	28,536
2,299	Blucora Inc.*	52,417
4,398	Box Inc., Class A Shares*	86,289
1,464	Brightcove Inc.*	10,321
1,424	Carbonite Inc.*	28,480
960	Care.com Inc.*	14,371
4,056	Cars.com Inc.*(a)	104,888
1,202	ChannelAdvisor Corp.*	13,943
1,407	Cimpress NV*(a)	130,063
980	Cloudera Inc.*(a)	19,012
652	CommerceHub Inc., Series A*	14,455
1,745	CommerceHub Inc., Series C*	37,046
2,926	Cornerstone OnDemand Inc.*	102,352
7,317	CoStar Group Inc.*	2,097,199
1,683	Coupa Software Inc.*(a)	51,264
2,559	DHI Group Inc.*	4,990
3,601	Endurance International Group Holdings Inc.*(a)	27,728
2,428	Envestnet Inc.*	107,925
6,493	Etsy Inc.*	106,290
2,922	Five9 Inc.*	62,823
4,375	GoDaddy Inc., Class A Shares*	196,088
3,244	Gogo Inc.*(a)	45,449
4,803	GrubHub Inc.*(a)	274,203
1,725	GTT Communications Inc.*	54,769
2,719	Hortonworks Inc.*	46,196
3,925	IAC/InterActiveCorp.*	445,527
1,186	Instructure Inc.*	35,106
5,003	Internap Corp.*(a)	22,363
2,579	j2 Global Inc.	194,147
584	Leaf Group Ltd.*	4,146
2,946	Limelight Networks Inc.*	10,576
1,072	Liquidity Services Inc.*	6,110
3,074	LivePerson Inc.*	41,192
2,918	LogMeIn Inc.	333,819
2,091	Match Group Inc.*(a)	45,479
3,147	Meet Group Inc. (The)*	12,336
2,060	MINDBODY Inc., Class A Shares*(a)	48,719

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.7% — (continued)
Internet Software & Services — 1.1% — (continued)
888	MuleSoft Inc., Class A Shares*(a)	$19,358
1,637	New Relic Inc.*	78,412
3,589	NIC Inc.	58,680
1,957	Nutanix Inc., Class A Shares*(a)	43,054
691	Okta Inc., Class A Shares*(a)	18,650
644	Ominto Inc.*(a)	2,093
12,774	Pandora Media Inc.*(a)	107,940
1,755	Q2 Holdings Inc.*	71,253
1,618	QuinStreet Inc.*	8,656
4,183	Quotient Technology Inc.*	62,745
303	Reis Inc.	5,181
1,724	Rocket Fuel Inc.*	4,465
1,047	Shutterstock Inc.*	35,158
948	SPS Commerce Inc.*	57,752
881	Stamps.com Inc.*	168,491
831	TechTarget Inc.*	8,260
977	Trade Desk Inc. (The), Class A Shares*	51,752
3,511	TrueCar Inc.*(a)	59,512
534	Tucows Inc., Class A Shares*(a)	28,222
3,510	Twilio Inc., Class A Shares*(a)	102,773
2,166	Web.com Group Inc.*	54,800
2,060	WebMD Health Corp., Class A Shares*	136,866
1,394	XO Group Inc.*	25,956
4,359	Yelp Inc., Class A Shares*	185,693
947	Yext Inc.*(a)	12,321
2,943	Zillow Group Inc., Class A Shares*	117,485
5,944	Zillow Group Inc., Class C Shares*	235,501

	Total Internet Software & Services	7,031,169

IT Services — 4.6%
47,726	Acxiom Corp.*	1,111,539
3,555	Alliance Data Systems Corp.	801,652
1,645	Black Knight Financial Services Inc., Class A Shares*(a)	70,077
3,084	Blackhawk Network Holdings Inc., Class A Shares*	138,163
8,285	Booz Allen Hamilton Holding Corp., Class A Shares	282,601
6,513	Broadridge Financial Solutions Inc.	508,861
1,361	CACI International Inc., Class A Shares*	176,658
2,593	Cardtronics PLC, Class A Shares*	67,366
628	Cass Information Systems Inc.	38,446
68,459	Conduent Inc.*	1,130,258
5,318	Convergys Corp.	124,973
35,565	CoreLogic Inc.*	1,670,488
1,904	CSG Systems International Inc.	73,704
8,661	CSRA Inc.	272,908
18,380	DST Systems Inc.	943,445
10,780	DXC Technology Co.	916,300
2,735	EPAM Systems Inc.*	222,438
74,097	Euronet Worldwide Inc.*	7,281,512
2,681	Everi Holdings Inc.*	20,670
3,492	EVERTEC Inc.	64,253
1,857	ExlService Holdings Inc.*	104,512
490	Forrester Research Inc.	19,967
11,717	Gartner Inc.*	1,412,953
86,372	Genpact Ltd.	2,457,283
24,216	Global Payments Inc.	2,312,386

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.7% — (continued)
IT Services — 4.6% — (continued)
1,513	Hackett Group Inc. (The)	$20,668
1,769	Information Services Group Inc.*	6,634
54,949	InterXion Holding NV*	2,849,106
11,162	Jack Henry & Associates Inc.	1,150,467
7,802	Leidos Holdings Inc.	455,013
1,454	ManTech International Corp., Class A Shares	58,480
3,607	MAXIMUS Inc.	219,233
1,668	MoneyGram International Inc.*	26,288
2,021	Perficient Inc.*	36,984
2,390	Planet Payment Inc.*	9,464
1,272	Presidio Inc.*(a)	17,694
11,765	Sabre Corp.	216,947
2,452	Science Applications International Corp.	181,154
5,028	ServiceSource International Inc.*	17,699
12,523	Square Inc., Class A Shares*	326,976
470	StarTek Inc.*	5,593
2,241	Sykes Enterprises Inc.*	59,745
2,041	Syntel Inc.	36,860
800	TeleTech Holdings Inc.	31,760
7,318	Teradata Corp.*	233,591
6,929	Travelport Worldwide Ltd.	104,905
41,219	Unisys Corp.*(a)	319,447
11,752	Vantiv Inc., Class A Shares*	830,749
1,604	Virtusa Corp.*	58,257
2,223	WEX Inc.*	242,618
40,330	WNS Holdings Ltd., ADR*	1,411,550

	Total IT Services	31,151,295

Semiconductors & Semiconductor Equipment — 3.5%
2,227	Advanced Energy Industries Inc.*	163,774
45,146	Advanced Micro Devices Inc.*	586,898
891	Alpha & Omega Semiconductor Ltd.*	14,149
1,824	Ambarella Inc.*(a)	99,226
5,753	Amkor Technology Inc.*	50,511
1,706	Axcelis Technologies Inc.*	35,655
1,501	AXT Inc.*	11,708
3,867	Brooks Automation Inc.	100,813
1,382	Cabot Microelectronics Corp.	98,979
20,318	Cavium Inc.*	1,286,333
11,818	CEVA Inc.*	479,220
3,593	Cirrus Logic Inc.*	208,322
1,595	Cohu Inc.	29,922
5,482	Cree Inc.*	133,377
288	CyberOptics Corp.*	4,363
81,797	Cypress Semiconductor Corp.	1,119,801
2,163	Diodes Inc.*	60,867
1,468	DSP Group Inc.*	17,469
7,953	Entegris Inc.*	202,404
4,596	First Solar Inc.*	215,828
35,377	FormFactor Inc.*	534,193
591	GSI Technology Inc.*(a)	3,924
498	Ichor Holdings Ltd.*	11,394
1,021	Impinj Inc.*(a)	39,043
2,364	Inphi Corp.*	90,518
89,084	Integrated Device Technology Inc.*	2,201,266

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.7% — (continued)
Semiconductors & Semiconductor Equipment — 3.5% — (continued)
1,433	IXYS Corp.*	$32,959
3,077	Kopin Corp.*	12,369
8,183	Lam Research Corp.	1,358,214
6,925	Lattice Semiconductor Corp.*	39,126
63,963	MACOM Technology Solutions Holdings Inc.*	2,912,875
22,612	Marvell Technology Group Ltd.	404,981
3,372	MaxLinear Inc., Class A Shares*	72,835
24,400	Mellanox Technologies Ltd.*(a)	1,145,580
28,360	Microsemi Corp.*	1,428,777
10,200	MKS Instruments Inc.	839,970
21,836	Monolithic Power Systems Inc.	2,212,423
1,384	Nanometrics Inc.*	35,693
1,517	NeoPhotonics Corp.*(a)	8,874
284	NVE Corp.	21,539
23,525	ON Semiconductor Corp.*	401,807
1,677	PDF Solutions Inc.*	25,474
3,807	Photronics Inc.*	30,075
1,140	Pixelworks Inc.*	5,472
1,602	Power Integrations Inc.	116,706
20,662	Qorvo Inc.*	1,512,872
104,241	Rambus Inc.*	1,352,006
1,771	Rudolph Technologies Inc.*	39,316
3,630	Semtech Corp.*	136,488
1,790	Sigma Designs Inc.*	11,187
2,344	Silicon Laboratories Inc.*	177,910
3,702	SunPower Corp., Class A Shares*(a)	32,726
1,940	Synaptics Inc.*	80,646
10,759	Teradyne Inc.	383,128
1,865	Ultra Clean Holdings Inc.*	43,025
34,258	Veeco Instruments Inc.*	647,476
6,113	Versum Materials Inc.	225,753
3,079	Xcerra Corp.*	30,236
2,755	Xperi Corp.	75,074

	Total Semiconductors & Semiconductor Equipment	23,653,549

Software — 5.2%
4,944	8x8 Inc.*	69,958
3,066	A10 Networks Inc.*	20,082
6,505	ACI Worldwide Inc.*	148,054
24,138	Activision Blizzard Inc.	1,582,487
597	Agilysys Inc.*	6,143
1,723	American Software Inc., Class A Shares	18,970
4,734	ANSYS Inc.*	609,834
4,193	Aspen Technology Inc.*	265,207
4,115	Atlassian Corp. PLC, Class A Shares*	146,494
1,500	Barracuda Networks Inc.*	36,315
2,646	Blackbaud Inc.	223,349
679	Blackline Inc.*	20,961
11,579	Bottomline Technologies de Inc.*	350,959
18,728	BroadSoft Inc.*	927,972
46,113	Cadence Design Systems Inc.*	1,811,780
3,614	Callidus Software Inc.*	93,060
24,787	CDK Global Inc.	1,598,762
25,432	CommVault Systems Inc.*	1,552,624
459	Digimarc Corp.*(a)	14,183

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.7% — (continued)
Software — 5.2% — (continued)
1,341	Ebix Inc.(a)	$77,376
19,728	Electronic Arts Inc.*	2,396,952
1,882	Ellie Mae Inc.*	156,168
979	Everbridge Inc.*	22,683
738	Exa Corp.*	10,590
1,710	Fair Isaac Corp.	240,700
79,797	FireEye Inc.*(a)	1,178,602
50,997	Fortinet Inc.*	1,948,085
2,033	Gigamon Inc.*	87,317
5,035	Glu Mobile Inc.*	18,327
750	Guidance Software Inc.*	5,310
4,179	Guidewire Software Inc.*	316,392
1,884	HubSpot Inc.*	138,191
1,880	Imperva Inc.*	83,942
3,882	Manhattan Associates Inc.*	163,238
528	MicroStrategy Inc., Class A Shares*	68,112
2,066	Mitek Systems Inc.*	20,970
3,528	MobileIron Inc.*	13,406
1,540	Model N Inc.*	20,867
2,356	Monotype Imaging Holdings Inc.	42,997
12,780	Nice Ltd., ADR	999,652
102,793	Nuance Communications Inc.*	1,651,884
673	Park City Group Inc.*(a)	8,480
2,747	Paycom Software Inc.*(a)	204,954
1,461	Paylocity Holding Corp.*	71,794
2,040	Pegasystems Inc.	117,402
2,659	Progress Software Corp.	89,289
20,902	Proofpoint Inc.*	1,917,968
1,482	PROS Holdings Inc.*	39,036
6,455	PTC Inc.*	361,480
604	QAD Inc., Class A Shares	20,355
1,755	Qualys Inc.*	83,363
1,002	Rapid7 Inc.*	16,894
1,166	RealNetworks Inc.*	4,652
3,278	RealPage Inc.*	141,282
12,542	Red Hat Inc.*	1,348,265
3,488	RingCentral Inc., Class A Shares*	147,717
699	Rosetta Stone Inc.*	6,431
1,908	Rubicon Project Inc. (The)*	7,174
60,200	Seachange International Inc.*	157,122
208	SecureWorks Corp., Class A Shares*	2,128
84,072	Silver Spring Networks Inc.*	1,064,352
7,480	Splunk Inc.*	501,833
26,100	SS&C Technologies Holdings Inc.	1,010,331
2,455	Synchronoss Technologies Inc.*	41,219
23,552	Tableau Software Inc., Class A Shares*	1,707,049
5,384	Take-Two Interactive Software Inc.*	526,501
2,041	Telenav Inc.*	13,267
74,493	TiVo Corp.	1,363,222
1,854	Tyler Technologies Inc.*	320,371
5,053	Ultimate Software Group Inc. (The)*	1,015,148
323	Upland Software Inc.*	7,429
1,079	Varonis Systems Inc.*	41,865
21,926	VASCO Data Security International Inc.*	275,171
48,196	Verint Systems Inc.*	1,913,381

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 18.7% — (continued)
Software — 5.2% — (continued)
3,411	VirnetX Holding Corp.*(a)	$13,644
1,469	Workiva Inc., Class A Shares*	29,674
45,618	Zendesk Inc.*	1,249,933
3,435	Zix Corp.*	18,240
42,659	Zynga Inc., Class A Shares*	159,971

	Total Software	35,177,342

Technology Hardware, Storage & Peripherals — 0.2%
6,141	3D Systems Corp.*(a)	77,131
1,660	Avid Technology Inc.*	7,321
778	CPI Card Group Inc.(a)	747
2,292	Cray Inc.*	43,204
20,049	Diebold Nixdorf Inc.(a)	410,002
787	Eastman Kodak Co.*(a)	6,099
2,585	Electronics for Imaging Inc.*	91,923
1,868	Immersion Corp.*(a)	13,674
789	Intevac Inc.*	7,180
6,797	NCR Corp.*	248,294
5,229	Pure Storage Inc., Class A Shares*(a)	77,860
20,205	Quantum Corp.*(a)	111,329
2,828	Stratasys Ltd.*	63,291
2,193	Super Micro Computer Inc.*	58,389
2,814	USA Technologies Inc.*(a)	15,336

	Total Technology Hardware, Storage & Peripherals	1,231,780

	TOTAL INFORMATION TECHNOLOGY	126,096,170

MATERIALS — 6.2%
Chemicals — 2.1%
1,620	A Schulman Inc.	49,248
1,687	AdvanSix Inc.*	53,866
1,201	AgroFresh Solutions Inc.*	8,551
28,270	Albemarle Corp.	3,286,670
1,689	American Vanguard Corp.	34,202
3,487	Ashland Global Holdings Inc.	216,368
11,475	Axalta Coating Systems Ltd.*	338,742
1,758	Balchem Corp.	131,780
3,420	Cabot Corp.	180,166
153,836	Calgon Carbon Corp.	1,876,799
24,747	CF Industries Holdings Inc.	717,416
394	Chase Corp.	36,839
10,051	Chemours Co. (The)	493,203
2,107	Codexis Inc.*	11,694
258	Core Molding Technologies Inc.	5,307
4,702	Ferro Corp.*	90,608
3,171	Flotek Industries Inc.*(a)	16,426
12,831	FMC Corp.	1,106,289
1,501	FutureFuel Corp.	20,233
4,008	GCP Applied Technologies Inc.*	113,226
595	Hawkins Inc.	21,212
21,392	HB Fuller Co.	1,073,664
11,307	Huntsman Corp.	300,427
2,373	Ingevity Corp.*	149,428
1,098	Innophos Holdings Inc.	50,135
1,332	Innospec Inc.	73,926
6,294	Intrepid Potash Inc.*(a)	23,351

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 6.2% — (continued)
Chemicals — 2.1% — (continued)
520	KMG Chemicals Inc.	$24,970
1,171	Koppers Holdings Inc.*	45,903
1,696	Kraton Corp.*	55,680
1,409	Kronos Worldwide Inc.	29,490
973	LSB Industries Inc.*(a)	5,935
1,961	Minerals Technologies Inc.	125,504
410	NewMarket Corp.	171,589
9,305	Olin Corp.	299,900
2,792	OMNOVA Solutions Inc.*	24,290
12,494	Platform Specialty Products Corp.*	145,930
4,537	PolyOne Corp.	163,967
714	Quaker Chemical Corp.	99,403
2,447	Rayonier Advanced Materials Inc.(a)	33,573
7,228	RPM International Inc.	353,955
2,464	Scotts Miracle-Gro Co. (The)	235,534
2,448	Sensient Technologies Corp.	176,623
2,552	Sherwin-Williams Co. (The)	865,817
1,105	Stepan Co.	85,483
1,070	Trecora Resources*	13,001
1,680	Tredegar Corp.	27,384
2,479	Trinseo SA	165,845
3,670	Tronox Ltd., Class A Shares	75,932
1,313	Valhi Inc.	2,862
11,534	Valvoline Inc.	245,559
2,001	Westlake Chemical Corp.	153,897
3,829	WR Grace & Co.	273,697

	Total Chemicals	14,381,499

Construction Materials — 0.8%
14,240	Eagle Materials Inc.	1,384,840
674	Forterra Inc.*	2,238
5,244	Martin Marietta Materials Inc.	1,111,675
56,787	Summit Materials Inc., Class A Shares*	1,677,488
65	United States Lime & Minerals Inc.	5,197
862	US Concrete Inc.*(a)	69,003
8,624	Vulcan Materials Co.	1,045,746

	Total Construction Materials	5,296,187

Containers & Packaging — 1.8%
3,348	AptarGroup Inc.	279,926
1,079	Ardagh Group SA., Class A Shares	22,432
20,478	Avery Dennison Corp.	1,930,256
41,306	Ball Corp.	1,651,827
4,832	Bemis Co., Inc.	205,892
69,024	Berry Global Group Inc.*	3,881,910
32,175	Crown Holdings Inc.*	1,899,290
17,404	Graphic Packaging Holding Co.	227,122
1,476	Greif Inc., Class A Shares	89,224
263	Greif Inc., Class B Shares	16,609
1,327	Myers Industries Inc.	24,948
9,121	Owens-Illinois Inc.*	224,742
5,180	Packaging Corp. of America	582,284
10,785	Sealed Air Corp.	478,638
4,124	Silgan Holdings Inc.	124,091
5,353	Sonoco Products Co.	258,336

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 6.2% — (continued)
Containers & Packaging — 1.8% — (continued)
377	UFP Technologies Inc.*	$10,028

	Total Containers & Packaging	11,907,555

Metals & Mining — 1.3%
17,739	AK Steel Holding Corp.*(a)	99,338
10,426	Alcoa Corp.*	457,493
6,105	Allegheny Technologies Inc.*(a)	127,167
230	Ampco-Pittsburgh Corp.	3,542
2,604	Carpenter Technology Corp.	105,540
2,802	Century Aluminum Co.*	54,695
119,419	Cleveland-Cliffs Inc.*	998,343
10,170	Coeur Mining Inc.*	88,987
6,479	Commercial Metals Co.	122,388
1,897	Compass Minerals International Inc.	126,720
3,346	Ferroglobe Representation & Warranty Insurance Trust*(b)(e)	—
2,477	Gold Resource Corp.(a)	9,883
50	Handy & Harman Ltd.*	1,635
778	Haynes International Inc.	23,768
22,037	Hecla Mining Co.	116,355
939	Kaiser Aluminum Corp.	90,444
9,956	Klondex Mines Ltd.*	33,552
1,118	Materion Corp.	42,708
372	Olympic Steel Inc.	6,789
34,283	Reliance Steel & Aluminum Co.	2,482,775
3,679	Royal Gold Inc.	343,177
563	Ryerson Holding Corp.*	4,842
82,362	Schnitzer Steel Industries Inc., Class A Shares	2,215,538
12,657	Steel Dynamics Inc.	436,034
3,659	SunCoke Energy Inc.*	34,102
17,518	Tahoe Resources Inc.	83,561
2,375	TimkenSteel Corp.*	35,221
9,832	United States Steel Corp.	261,630
1,121	Warrior Met Coal Inc.	30,592
2,519	Worthington Industries Inc.	125,849

	Total Metals & Mining	8,562,668

Paper & Forest Products — 0.2%
2,191	Boise Cascade Co.*	65,730
925	Clearwater Paper Corp.*	43,013
609	Deltic Timber Corp.	47,526
3,520	Domtar Corp.	142,349
48,291	KapStone Paper and Packaging Corp.	1,080,270
8,117	Louisiana-Pacific Corp.*	206,821
919	Neenah Paper Inc.	70,993
2,464	PH Glatfelter Co.	42,676
1,715	Schweitzer-Mauduit International Inc.	65,050
2,823	Verso Corp., Class A Shares*(a)	15,018

	Total Paper & Forest Products	1,779,446

	TOTAL MATERIALS	41,927,355

REAL ESTATE — 5.8%
Equity Real Estate Investment Trusts (REITs) — 5.0%
4,701	Acadia Realty Trust	134,872
1,495	Agree Realty Corp.	74,929
2,641	Alexander & Baldwin Inc.	114,619

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 5.8% — (continued)
Equity Real Estate Investment Trusts (REITs) — 5.0% — (continued)
122	Alexander’s Inc.	$51,080
5,013	Alexandria Real Estate Equities Inc.	608,127
2,929	Altisource Residential Corp.	35,470
2,325	American Assets Trust Inc.	94,442
7,596	American Campus Communities Inc.	361,494
12,535	American Homes 4 Rent, Class A Shares	277,776
8,701	Apartment Investment & Management Co., Class A Shares	394,416
11,828	Apple Hospitality REIT Inc.	215,033
2,770	Armada Hoffler Properties Inc.	37,035
1,057	Ashford Hospitality Prime Inc.	10,168
14,482	Ashford Hospitality Trust Inc.	89,933
1,706	Bluerock Residential Growth REIT Inc., Class A Shares	17,282
9,879	Brandywine Realty Trust	169,721
17,189	Brixmor Property Group Inc.	321,778
4,795	Camden Property Trust	429,057
4,195	CareTrust REIT Inc.	80,922
2,532	CatchMark Timber Trust Inc., Class A Shares	29,194
9,433	CBL & Associates Properties Inc.(a)	75,464
5,277	Cedar Realty Trust Inc.	26,596
1,506	Chatham Lodging Trust	30,542
3,310	Chesapeake Lodging Trust	84,703
2,093	City Office REIT Inc.	26,769
1,065	Clipper Realty Inc.	11,885
29,185	Colony NorthStar Inc., Class A Shares	382,615
58,078	Columbia Property Trust Inc.	1,219,638
19,773	Community Healthcare Trust Inc.	525,171
6,710	CoreCivic Inc.	179,828
811	CorEnergy Infrastructure Trust Inc.(a)	26,463
1,903	CoreSite Realty Corp.	226,000
5,623	Corporate Office Properties Trust	187,583
23,533	Cousins Properties Inc.	220,034
9,972	CubeSmart	245,810
4,808	CyrusOne Inc.	303,048
5,109	DCT Industrial Trust Inc.	298,110
15,997	DDR Corp.	154,851
11,394	DiamondRock Hospitality Co.	125,220
8,038	Douglas Emmett Inc.	313,160
19,808	Duke Realty Corp.	588,694
4,270	DuPont Fabros Technology Inc.	274,817
2,080	Easterly Government Properties Inc.	41,725
1,867	EastGroup Properties Inc.	165,902
4,185	Education Realty Trust Inc.	161,708
7,236	Empire State Realty Trust Inc., Class A Shares	147,253
3,502	EPR Properties	243,949
6,862	Equity Commonwealth*	212,310
4,500	Equity LifeStyle Properties Inc.	401,175
2,412	Farmland Partners Inc.(a)	21,370
7,431	FelCor Lodging Trust Inc.	54,246
6,541	First Industrial Realty Trust Inc.	202,640
3,497	First Potomac Realty Trust	38,922
12,958	Forest City Realty Trust Inc., Class A Shares	310,474
3,438	Four Corners Property Trust Inc.	87,360
6,278	Franklin Street Properties Corp.	62,592
11,059	Gaming and Leisure Properties Inc.	433,402
6,911	GEO Group Inc. (The)	191,020

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 5.8% — (continued)
Equity Real Estate Investment Trusts (REITs) — 5.0% — (continued)
1,660	Getty Realty Corp.	$45,750
1,604	Gladstone Commercial Corp.	34,326
643	Global Medical REIT Inc.(a)	5,433
3,310	Global Net Lease Inc.	71,695
1,935	Government Properties Income Trust	35,894
8,537	Gramercy Property Trust	260,037
6,483	Healthcare Realty Trust Inc.	215,754
26,855	Healthcare Trust of America Inc., Class A Shares	834,385
2,430	Hersha Hospitality Trust, Class A Shares	45,052
5,736	Highwoods Properties Inc.	299,591
6,984	Hospitality Properties Trust	191,082
108,410	Host Hotels & Resorts Inc.	1,964,389
8,682	Hudson Pacific Properties Inc.	286,506
2,239	Independence Realty Trust Inc.	23,039
26,560	InfraREIT Inc.	597,334
7,404	Investors Real Estate Trust	46,497
5,083	Invitation Homes Inc.	117,621
14,691	Iron Mountain Inc.	579,119
4,183	iStar Inc.*	48,565
728	Jernigan Capital Inc.	14,152
5,356	Kilroy Realty Corp.	370,796
3,591	Kite Realty Group Trust	72,251
4,607	Lamar Advertising Co., Class A Shares	306,642
6,370	LaSalle Hotel Properties	180,781
12,486	Lexington Realty Trust	123,112
8,207	Liberty Property Trust	349,618
2,522	Life Storage Inc.	185,594
2,252	LTC Properties Inc.	109,515
5,171	Mack-Cali Realty Corp.	118,364
1,966	MedEquities Realty Trust Inc.	22,550
19,236	Medical Properties Trust Inc.	253,146
25,810	Mid-America Apartment Communities Inc.	2,747,733
4,138	Monmouth Real Estate Investment Corp.	67,243
9,422	Monogram Residential Trust Inc.	113,064
2,252	National Health Investors Inc.	180,565
8,307	National Retail Properties Inc.	347,482
2,610	National Storage Affiliates Trust	58,255
2,656	New Senior Investment Group Inc.	24,515
1,165	NexPoint Residential Trust Inc.	27,145
3,302	NorthStar Realty Europe Corp.	41,044
10,901	Omega Healthcare Investors Inc.	347,415
1,087	One Liberty Properties Inc.	26,099
7,329	Outfront Media Inc.	161,238
11,164	Paramount Group Inc.	176,168
7,119	Park Hotels & Resorts Inc.	190,006
2,482	Parkway Inc.	56,987
3,937	Pebblebrook Hotel Trust	132,244
4,114	Pennsylvania Real Estate Investment Trust(a)	41,263
9,916	Physicians Realty Trust	185,727
8,244	Piedmont Office Realty Trust Inc., Class A Shares	166,941
2,319	Potlatch Corp.	110,848
1,963	Preferred Apartment Communities Inc., Class A Shares	35,707
1,092	PS Business Parks Inc.	147,540
21,489	QTS Realty Trust Inc., Class A Shares	1,164,274
5,444	Quality Care Properties Inc.*	74,692

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 5.8% — (continued)
Equity Real Estate Investment Trusts (REITs) — 5.0% — (continued)
2,891	RAIT Financial Trust	$2,391
3,295	Ramco-Gershenson Properties Trust	43,329
7,164	Rayonier Inc.	207,828
8,342	Regency Centers Corp.	536,557
6,242	Retail Opportunity Investments Corp.	123,841
13,651	Retail Properties of America Inc., Class A Shares	181,968
3,768	Rexford Industrial Realty Inc.	113,228
7,074	RLJ Lodging Trust	142,753
2,474	Ryman Hospitality Properties Inc.	147,005
8,827	Sabra Health Care REIT Inc.	192,870
688	Saul Centers Inc.(a)	41,693
11,437	SBA Communications Corp., Class A Shares*	1,756,151
3,576	Select Income REIT	82,999
10,188	Senior Housing Properties Trust	200,907
1,470	Seritage Growth Properties, Class A Shares(a)	70,648
25,424	Spirit Realty Capital Inc.	221,189
5,100	STAG Industrial Inc.	142,749
5,700	Starwood Waypoint Homes	212,211
8,978	STORE Capital Corp.	227,862
5,823	Summit Hotel Properties Inc.	86,413
3,974	Sun Communities Inc.	358,892
12,434	Sunstone Hotel Investors Inc.	196,457
5,386	Tanger Factory Outlet Centers Inc.	126,032
3,266	Taubman Centers Inc.	170,616
2,803	Terreno Realty Corp.	101,609
2,824	Tier REIT Inc.	51,990
1,733	UMH Properties Inc.	27,416
35,160	Uniti Group Inc.	677,182
739	Universal Health Realty Income Trust	55,950
5,594	Urban Edge Properties	140,689
1,877	Urstadt Biddle Properties Inc., Class A Shares	38,816
10,979	Washington Prime Group Inc.	91,675
4,409	Washington Real Estate Investment Trust	144,880
6,465	Weingarten Realty Investors	207,139
2,433	Whitestone REIT, Class B Shares	30,510
5,914	WP Carey Inc.	407,179
6,023	Xenia Hotels & Resorts Inc.	120,219

	Total Equity Real Estate Investment Trusts (REITs)	33,965,025

Real Estate Management & Development — 0.8%
569	Altisource Portfolio Solutions SA*(a)	12,962
108,997	CBRE Group Inc., Class A Shares*	3,932,612
170	Consolidated-Tomoka Land Co.	9,418
1,717	Forestar Group Inc.*	29,532
409	FRP Holdings Inc.*	17,955
2,080	HFF Inc., Class A Shares	79,310
1,925	Howard Hughes Corp. (The)*	225,899
2,509	Jones Lang LaSalle Inc.	305,872
4,811	Kennedy-Wilson Holdings Inc.	92,852
1,014	Marcus & Millichap Inc.*	26,699
322	Maui Land & Pineapple Co., Inc.*(a)	4,154
1,043	RE/MAX Holdings Inc., Class A Shares	63,884
7,221	Realogy Holdings Corp.	244,792
430	RMR Group Inc. (The), Class A Shares	22,209
1,957	St Joe Co. (The)*	36,889

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 5.8% — (continued)
Real Estate Management & Development — 0.8% — (continued)
206	Stratus Properties Inc.	$6,098
661	Tejon Ranch Co.*	13,207
1,059	Trinity Place Holdings Inc.*(a)	7,318

	Total Real Estate Management & Development	5,131,662

	TOTAL REAL ESTATE	39,096,687

TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.3%
594	ATN International Inc.	35,978
2,377	Cincinnati Bell Inc.*	50,036
2,308	Cogent Communications Holdings Inc.	107,553
3,683	Consolidated Communications Holdings Inc.	67,951
4,502	Frontier Communications Corp.(a)	60,642
1,495	General Communication Inc., Class A Shares*	64,479
25,275	Globalstar Inc.*(a)	48,528
275	Hawaiian Telcom Holdco Inc.*	8,365
867	IDT Corp., Class B Shares	12,753
1,074	Intelsat SA*(a)	4,146
4,827	Iridium Communications Inc.*(a)	53,580
1,253	Lumos Networks Corp.*	22,529
563	Ooma Inc.*	5,517
54,727	ORBCOMM Inc.*	605,281
447	pdvWireless Inc.*(a)	13,075
480	Straight Path Communications Inc., Class B Shares*	85,685
11,199	Vonage Holdings Corp.*	92,952
11,066	Windstream Holdings Inc.(a)	22,907
10,042	Zayo Group Holdings Inc.*	343,135

	Total Diversified Telecommunication Services	1,705,092

Wireless Telecommunication Services — 0.0%
2,078	Boingo Wireless Inc.*	42,786
2,633	Shenandoah Telecommunications Co.	94,920
1,333	Spok Holdings Inc.	22,328
5,481	Telephone & Data Systems Inc.	160,648
852	United States Cellular Corp.*	32,955

	Total Wireless Telecommunication Services	353,637

	TOTAL TELECOMMUNICATION SERVICES	2,058,729

UTILITIES — 1.8%
Electric Utilities — 0.5%
2,844	ALLETE Inc.	219,926
12,668	Alliant Energy Corp.	541,430
2,263	El Paso Electric Co.	125,710
615	Genie Energy Ltd., Class B Shares	3,782
11,956	Great Plains Energy Inc.	366,930
5,968	Hawaiian Electric Industries Inc.	199,451
2,797	IDACORP Inc.	248,877
1,936	MGE Energy Inc.	123,130
11,069	OGE Energy Corp.	395,385
2,218	Otter Tail Corp.	92,712
6,172	Pinnacle West Capital Corp.	555,295
4,436	PNM Resources Inc.	188,086
4,969	Portland General Electric Co.	236,077
502	Spark Energy Inc., Class A Shares(a)	7,957

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
UTILITIES — 1.8% — (continued)
Electric Utilities — 0.5% — (continued)
7,855	Westar Energy Inc., Class A Shares	$403,040

	Total Electric Utilities	3,707,788

Gas Utilities — 0.4%
5,696	Atmos Energy Corp.	501,476
872	Chesapeake Utilities Corp.	69,280
460	Delta Natural Gas Co., Inc.	14,094
4,559	National Fuel Gas Co.	264,331
4,795	New Jersey Resources Corp.	209,302
1,589	Northwest Natural Gas Co.	105,351
2,880	ONE Gas Inc.	216,691
221	RGC Resources Inc.(a)	6,089
4,476	South Jersey Industries Inc.	160,599
2,646	Southwest Gas Holdings Inc.	210,410
2,627	Spire Inc.	200,965
9,736	UGI Corp.	481,056
2,831	WGL Holdings Inc.	238,540

	Total Gas Utilities	2,678,184

Independent Power and Renewable Electricity Producers — 0.6%
140,963	Atlantic Power Corp.*	345,359
20,379	Calpine Corp.*	299,571
62,801	Dynegy Inc.*	591,585
51,710	NRG Energy Inc.	1,288,096
2,331	NRG Yield Inc., Class A Shares	42,401
3,443	NRG Yield Inc., Class C Shares	63,696
15,804	Ormat Technologies Inc.	907,782
4,047	Pattern Energy Group Inc., Class A Shares	101,661
5,210	TerraForm Global Inc., Class A Shares*	26,311
4,569	TerraForm Power Inc., Class A Shares*	63,783
13,722	Vistra Energy Corp.	242,879

	Total Independent Power and Renewable Electricity Producers	3,973,124

Multi-Utilities — 0.2%
3,559	Avista Corp.	182,933
2,989	Black Hills Corp.(a)	210,366
10,989	MDU Resources Group Inc.	297,142
2,718	NorthWestern Corp.	163,950
792	Unitil Corp.	39,489
4,569	Vectren Corp.	299,772

	Total Multi-Utilities	1,193,652

Water Utilities — 0.1%
2,029	American States Water Co.	100,030
10,038	Aqua America Inc.	335,269
626	AquaVenture Holdings Ltd.*(a)	9,490
487	Artesian Resources Corp., Class A Shares	18,063
1,390	Cadiz Inc.*(a)	16,958
2,694	California Water Service Group	100,890
635	Connecticut Water Service Inc.	34,442
557	Consolidated Water Co., Ltd.	6,656
370	Global Water Resources Inc.	3,545
919	Middlesex Water Co.	34,904
592	Pure Cycle Corp.*(a)	4,292
922	SJW Group	51,171

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units		Security	Value
UTILITIES — 1.8% — (continued)
Water Utilities — 0.1% — (continued)
595		York Water Co. (The)	$19,575

		Total Water Utilities	735,285

		TOTAL UTILITIES	12,288,033

		TOTAL COMMON STOCKS (Cost — $521,317,424)	619,967,464

CLOSED END MUTUAL FUND SECURITY — 4.4%
FINANCIALS — 4.4%
Capital Markets — 4.4%
255,015		iShares Russell 2000 Value, Common Class (Cost — $30,025,868)	29,627,643

CONVERTIBLE PREFERRED STOCK — 0.0%
UTILITIES — 0.0%
Independent Power and Renewable Electricity Producers — 0.0%
4,500		Dynegy Inc., 7.000% (Cost — $429,353)	303,480

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $551,772,645)	649,898,587

Face Amount†
SHORT-TERM INVESTMENTS (c) — 6.8%
MONEY MARKET FUND — 4.1%
$27,747,336		Invesco STIT — Government & Agency Portfolio, Institutional Class(d) (Cost — $27,747,336)	27,747,336

TIME DEPOSITS — 2.7%
1,094,397		Banco Santander SA — Frankfurt, 0.590% due 9/1/17	1,094,397
3,257	CAD	BBH — Grand Cayman, 0.150% due 9/1/17	2,609
5,541,641		Citibank — New York, 0.590% due 9/1/17	5,541,641
2,876,972		JPMorgan Chase & Co. — New York, 0.590% due 9/1/17	2,876,973
8,478,160		Sumitomo — Tokyo, 0.590% due 9/1/17	8,478,160

		TOTAL TIME DEPOSITS (Cost — $17,993,780)	17,993,780

		TOTAL SHORT-TERM INVESTMENTS (Cost — $45,741,116)	45,741,116

		TOTAL INVESTMENTS — 103.2% (Cost — $597,513,761)	695,639,703

		Liabilities in Excess of Other Assets — (3.2)%	(21,567,845)

		TOTAL NET ASSETS — 100.0%	$674,071,858

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 2.7%.
(d)	Represents investment of collateral received from securities lending transactions.
(e)	Security that used significant unobservable inputs to determine fair value.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

At August 31, 2017, for Small-Mid Cap Equity the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small-Mid Cap Equity Fund	$604,919,745	$116,946,184	$(26,230,774)	$90,715,410

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Information Technology	18.1%
Industrials	17.1
Financials	15.4
Health Care	13.6
Consumer Discretionary	11.7
Materials	6.0
Real Estate	5.6
Energy	2.3
Utilities	1.8
Consumer Staples	1.5
Telecommunication Services	0.3
Short-Term Investments	6.6

100.0%

^	As a percentage of total investments.

At August 31, 2017, Small-Mid Cap Equity Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
NASDAQ 100 E-mini Index September Futures	1	9/17	$117,090	$119,815	$2,725
Russell 2000 Mini Index September Futures	9	9/17	634,633	631,980	(2,653)
S&P MidCap 400 E-mini Index September Futures	3	9/17	523,740	519,120	(4,620)

					$(4,548)

At August 31, 2017, Small-Mid Cap Equity Fund had deposited cash of $51,995 with a broker or brokers as margin collateral on open exchange traded futures contracts.

Currency Abbreviations used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 95.7%
Australia — 3.5%
14,386	AGL Energy Ltd.	$274,687
51,890	Alumina Ltd.	87,565
25,609	Amcor Ltd.	329,121
66,472	AMP Ltd.	269,908
24,955	APA Group	176,365
11,712	Aristocrat Leisure Ltd.	198,106
4,233	ASX Ltd.	184,245
44,841	Aurizon Holdings Ltd.	177,115
46,200	AusNet Services	63,996
63,573	Australia & New Zealand Banking Group Ltd.	1,493,610
9,423	Bank of Queensland Ltd.	94,510
9,646	Bendigo & Adelaide Bank Ltd.	91,872
69,205	BHP Billiton Ltd.	1,505,699
355,438	BHP Billiton PLC	6,780,225
12,319	BlueScope Steel Ltd.	107,438
25,391	Boral Ltd.	134,893
407,594	Brambles Ltd.	3,028,690
5,975	Caltex Australia Ltd.	158,852
12,360	Challenger Ltd.	123,922
2,277	CIMIC Group Ltd.	76,249
12,314	Coca-Cola Amatil Ltd.	78,870
1,152	Cochlear Ltd.	144,275
37,463	Commonwealth Bank of Australia	2,268,184
9,818	Computershare Ltd.	109,865
7,831	Crown Resorts Ltd.	72,283
68,916	CSL Ltd.	7,048,648
22,899	Dexus, REIT	174,841
1,325	Domino’s Pizza Enterprises Ltd.(a)	45,510
1,174	Flight Centre Travel Group Ltd.(a)	45,200
33,660	Fortescue Metals Group Ltd.	161,096
38,549	Goodman Group, REIT	254,495
39,039	GPT Group (The), REIT	156,003
11,799	Harvey Norman Holdings Ltd.	38,399
37,138	Healthscope Ltd.	50,753
35,780	Incitec Pivot Ltd.	95,265
51,233	Insurance Australia Group Ltd.	261,553
11,699	LendLease Group	154,471
6,972	Macquarie Group Ltd.	483,882
59,111	Medibank Pvt Ltd.	143,068
79,210	Mirvac Group, REIT	146,941
57,947	National Australia Bank Ltd.	1,398,428
16,776	Newcrest Mining Ltd.	305,526
29,681	Oil Search Ltd.	158,646
7,772	Orica Ltd.	125,833
37,494	Origin Energy Ltd.*	228,561
11,181	Qantas Airways Ltd.	51,056
29,081	QBE Insurance Group Ltd.	242,981
3,026	Ramsay Health Care Ltd.	164,600
1,123	REA Group Ltd.	59,628
39,175	Santos Ltd.*	117,783
119,506	Scentre Group, REIT	368,443
6,903	SEEK Ltd.	92,351
93,800	Sonic Healthcare Ltd.	1,635,623
114,144	South32 Ltd.	265,547
51,151	Stockland, REIT	180,392

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Australia — 3.5% — (continued)
27,218	Suncorp Group Ltd.	$282,492
23,775	Sydney Airport	140,062
18,149	Tabcorp Holdings Ltd.	59,484
31,071	Tatts Group Ltd.	101,945
90,156	Telstra Corp., Ltd.	263,243
7,182	TPG Telecom Ltd.	31,382
43,757	Transurban Group	423,597
15,863	Treasury Wine Estates Ltd.	182,853
71,933	Vicinity Centres, REIT	150,035
24,177	Wesfarmers Ltd.	819,993
460,613	Westfield Corp., REIT	2,731,951
199,310	Westpac Banking Corp.	4,959,449
16,658	Woodside Petroleum Ltd.	383,597
28,128	Woolworths Ltd.	581,979

	Total Australia	43,798,130

Austria — 0.1%
1,554	ANDRITZ AG	84,625
6,516	Erste Group Bank AG	275,849
3,518	OMV AG	202,316
2,665	Raiffeisen Bank International AG*	87,412
2,400	Voestalpine AG	124,697

	Total Austria	774,899

Belgium — 0.7%
4,281	Ageas	198,969
34,498	Anheuser-Busch InBev SA/NV	4,090,650
1,507	Colruyt SA	83,787
1,697	Groupe Bruxelles Lambert SA	172,869
5,362	KBC Group NV	441,033
3,140	Proximus SADP	110,680
1,602	Solvay SA	232,579
1,184	Telenet Group Holding NV*	80,204
2,632	UCB SA	181,503
44,823	Umicore SA	3,350,970

	Total Belgium	8,943,244

Canada — 3.3%
57,674	Alimentation Couche-Tard Inc., Class B Shares	2,754,476
32,427	Canadian Pacific Railway Ltd.	5,046,566
82,879	CCL Industries Inc., Class B Shares	3,845,405
40,491	Dollarama Inc.	3,991,212
654,691	Encana Corp.	6,108,806
121,047	Gildan Activewear Inc., Class A Shares	3,791,717
104,567	Goldcorp Inc.	1,437,163
242,400	Manulife Financial Corp.	4,762,382
88,665	Potash Corp. of Saskatchewan Inc.	1,543,143
103,314	Saputo Inc.	3,488,621
67,221	Toronto-Dominion Bank (The)	3,610,460

	Total Canada	40,379,951

Chile — 0.2%
181,222	Antofagasta PLC	2,428,239

China — 1.8%
19,586	Alibaba Group Holding Ltd., ADR*	3,363,700
44,060	Baidu Inc., ADR*	10,047,883
4,677,500	CNOOC Ltd.	5,648,123

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
China — 1.8% — (continued)
86,600	Tencent Holdings Ltd.	$3,679,784
44,900	Yangzijiang Shipbuilding Holdings Ltd.	49,606

	Total China	22,789,096

Denmark — 1.8%
85	AP Moller — Maersk AS, Class A Shares	166,519
141	AP Moller — Maersk AS, Class B Shares	290,936
2,327	Carlsberg AS, Class B Shares	267,288
2,164	Chr Hansen Holding AS	186,281
20,315	Coloplast AS, Class B Shares	1,664,042
15,909	Danske Bank AS	618,679
3,196	DONG Energy AS(b)	166,439
4,172	DSV AS	295,995
1,213	Genmab AS*	283,313
1,488	H. Lundbeck AS	95,125
3,639	ISS AS	141,669
130,399	Novo Nordisk AS, Class B Shares	6,226,414
66,942	Novozymes AS, Class B Shares	3,406,803
34,638	Pandora AS	3,682,607
17,496	TDC AS	104,285
2,644	Tryg AS	61,138
21,948	Vestas Wind Systems AS	1,999,817
104,236	William Demant Holding AS*	2,760,014

	Total Denmark	22,417,364

Finland — 0.7%
3,087	Elisa OYJ	134,946
9,911	Fortum OYJ	177,987
7,309	Kone OYJ, Class B Shares	396,767
2,538	Metso OYJ	84,192
2,888	Neste OYJ	127,399
728,419	Nokia OYJ	4,510,521
57,886	Nokian Renkaat OYJ	2,448,692
2,362	Orion OYJ, Class B Shares	111,910
9,499	Sampo OYJ, Class A Shares	501,688
11,740	Stora Enso OYJ, Class R Shares	154,438
11,394	UPM-Kymmene OYJ	296,689
3,167	Wartsila OYJ Abp	218,681

	Total Finland	9,163,910

France — 9.7%
3,844	Accor SA	178,256
696	Aeroports de Paris	124,226
8,423	Air Liquide SA	1,029,897
48,448	Airbus SE	4,075,782
3,245	Alstom SA	115,521
35,973	Amundi SA(b)	2,771,980
1,555	Arkema SA	169,234
33,716	Atos SE	5,209,446
42,020	AXA SA	1,220,468
122,315	BNP Paribas SA	9,318,307
17,434	Bollore SA(a)	81,051
4,391	Bouygues SA	199,304
5,480	Bureau Veritas SA	130,496
3,487	Capgemini SE	387,126
12,709	Carrefour SA	256,467
1,178	Casino Guichard Perrachon SA	67,037

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
France — 9.7% — (continued)
51,930	Cie de Saint-Gobain	$2,850,647
3,704	Cie Générale des Établissements Michelin	505,448
3,469	CNP Assurances	80,604
24,830	Credit Agricole SA	438,237
45,050	Danone SA	3,551,598
63	Dassault Aviation SA	96,297
35,182	Dassault Systemes SE	3,469,094
143,804	Edenred	3,892,808
1,589	Eiffage SA	164,393
12,302	Electricite de France SA	130,448
456,778	Engie SA	7,628,654
48,788	Essilor International SA	6,168,417
843	Eurazeo SA	69,761
3,760	Eutelsat Communications SA	109,331
685	Fonciere Des Regions, REIT	67,783
881	Gecina SA, REIT	137,303
9,865	Groupe Eurotunnel SE, Class Registered Shares	117,651
7,539	Hermes International	3,991,636
893	ICADE, REIT	79,382
15,572	Iliad SA	4,024,527
637	Imerys SA	56,066
1,191	Ingenico Group SA	118,443
809	Ipsen SA	108,801
1,522	JCDecaux SA	49,877
1,622	Kering	609,356
5,013	Klepierre SA., REIT	202,042
3,086	Lagardere SCA	99,246
52,177	Legrand SA	3,659,104
5,469	L’Oréal SA	1,156,367
36,074	LVMH Moët Hennessy Louis Vuitton SE	9,470,892
19,498	Natixis SA	146,581
43,760	Orange SA	744,456
26,896	Pernod Ricard SA	3,678,323
10,331	Peugeot SA	218,427
4,731	Publicis Groupe SA	319,651
446	Remy Cointreau SA	50,971
3,968	Renault SA	351,586
6,307	Rexel SA	94,293
6,578	Safran SA	639,253
25,231	Sanofi	2,463,944
183,796	Schneider Electric SE*	14,837,388
3,721	SCOR SE	156,062
24,335	SEB SA	4,423,462
603	Societe BIC SA	72,518
16,492	Societe Generale SA	924,406
2,009	Sodexo SA	234,644
7,971	Suez	151,285
390,100	Technicolor SA, Class Registered Shares	1,426,339
2,338	Thales SA	259,099
50,898	TOTAL SA	2,633,957
2,173	Unibail-Rodamco SE, REIT	553,323
83,171	Valeo SA	5,569,671
9,890	Veolia Environnement SA	232,202
10,944	Vinci SA	1,008,792
22,002	Vivendi SA	505,444
679	Wendel SA	107,693

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
France — 9.7% — (continued)
4,412	Zodiac Aerospace	$127,685

	Total France	120,370,266

Germany — 10.2%
20,535	adidas AG	4,611,043
9,901	Allianz SE, Class Registered Shares	2,119,001
1,019	Axel Springer SE	63,156
140,019	BASF SE	13,570,412
106,571	Bayer AG, Class Registered Shares	13,651,086
76,283	Bayerische Motoren Werke AG	7,086,694
2,218	Beiersdorf AG	236,888
53,741	Brenntag AG	2,853,180
22,546	Commerzbank AG*	280,378
38,058	Continental AG	8,588,536
2,396	Covestro AG(b)	188,396
20,941	Daimler AG, Class Registered Shares	1,527,278
44,088	Deutsche Bank AG, Class Registered Shares	707,373
4,234	Deutsche Boerse AG	452,917
5,048	Deutsche Lufthansa AG, Class Registered Shares	126,736
21,825	Deutsche Post AG, Class Registered Shares	905,620
305,815	Deutsche Telekom AG, Class Registered Shares	5,521,865
7,442	Deutsche Wohnen SE	316,157
46,928	E.ON SE	530,762
54,571	Evonik Industries AG	1,770,390
897	Fraport AG Frankfurt Airport Services Worldwide	88,548
30,933	Fresenius Medical Care AG & Co. KGaA	2,893,486
9,132	Fresenius SE & Co. KGaA	773,116
49,031	GEA Group AG	2,161,790
1,327	Hannover Rueck SE	160,922
29,474	HeidelbergCement AG	2,831,046
2,300	Henkel AG & Co. KGaA	278,446
413	Hochtief AG	72,817
1,424	HUGO BOSS AG	120,595
408,403	Infineon Technologies AG	9,422,712
3,073	Innogy SE(b)	135,457
4,116	K+S AG, Class Registered Shares	98,181
1,535	KION Group AG	140,177
1,972	Lanxess AG	147,238
49,283	Linde AG	9,452,291
755	MAN SE	84,788
2,799	Merck KGaA	307,716
3,888	METRO AG*	76,012
3,488	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	720,243
1,919	OSRAM Licht AG	157,757
79,196	ProSiebenSat.1 Media SE	2,657,480
11,220	RWE AG	279,991
166,061	SAP SE	17,420,764
49,174	Scout24 AG(b)	1,981,544
16,469	Siemens AG, Class Registered Shares	2,153,752
28,325	Symrise AG	2,071,081
17,043	Telefonica Deutschland Holding AG	92,282
7,946	ThyssenKrupp AG	238,377
9,533	TUI AG	161,369
45,527	United Internet AG, Class Registered Shares	2,704,867
10,679	Volkswagen AG	1,649,440
10,100	Vonovia SE	426,998

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Germany — 10.2% — (continued)
2,454	Zalando SE*(b)	$116,315

	Total Germany	127,185,466

Hong Kong — 2.4%
986,000	AIA Group Ltd.	7,571,878
5,200	ASM Pacific Technology Ltd.	64,911
25,600	Bank of East Asia Ltd. (The)	117,391
79,500	BOC Hong Kong Holdings Ltd.	406,115
56,500	Cheung Kong Property Holdings Ltd.	497,429
761,377	China Merchants Port Holdings Co., Ltd.	2,498,729
783,500	China Mobile Ltd.	8,307,553
57,500	CK Hutchison Holdings Ltd.	754,199
15,000	CK Infrastructure Holdings Ltd.	136,170
36,500	CLP Holdings Ltd.	386,146
44,000	First Pacific Co., Ltd.	35,397
51,000	Galaxy Entertainment Group Ltd.	320,704
20,000	Hang Lung Group Ltd.	75,426
48,000	Hang Lung Properties Ltd.	116,966
15,800	Hang Seng Bank Ltd.	364,333
26,400	Henderson Land Development Co., Ltd.	164,268
64,000	HK Electric Investments & HK Electric Investments Ltd.(b)	58,870
81,000	HKT Trust & HKT Ltd., Class Miscella Shares	104,768
177,100	Hong Kong & China Gas Co., Ltd.	334,974
25,099	Hong Kong Exchanges & Clearing Ltd.	685,839
26,400	Hongkong Land Holdings Ltd.	195,768
14,000	Hysan Development Co., Ltd.	64,788
22,783	I-CABLE Communications Ltd.*	803
4,600	Jardine Matheson Holdings Ltd.	302,309
80,640	Jardine Strategic Holdings Ltd.	3,535,141
14,500	Kerry Properties Ltd.	57,593
122,000	Li & Fung Ltd.	55,046
46,500	Link REIT	384,695
5,305	Melco Resorts & Entertainment Ltd., ADR	116,445
31,500	MTR Corp., Ltd.	184,541
121,679	New World Development Co., Ltd.	166,877
34,750	NWS Holdings Ltd.	66,942
90,000	PCCW Ltd.	50,214
32,000	Power Assets Holdings Ltd.	282,877
26,000	Shangri-La Asia Ltd.	43,546
66,646	Sino Land Co., Ltd.	115,716
43,000	SJM Holdings Ltd.	37,618
30,000	Sun Hung Kai Properties Ltd.	500,945
11,500	Swire Pacific Ltd., Class A Shares	117,220
24,600	Swire Properties Ltd.	85,313
30,000	Techtronic Industries Co., Ltd.	155,300
162,500	WH Group Ltd.(b)	169,914
31,000	Wharf Holdings Ltd. (The)	296,114
17,000	Wheelock & Co., Ltd.	127,210
15,500	Yue Yuen Industrial Holdings Ltd.	67,181

	Total Hong Kong	30,182,182

India — 1.0%
81,833	HDFC Bank Ltd.	2,260,250
86,317	Hero MotoCorp Ltd.	5,389,014
328,413	ICICI Bank Ltd., ADR	3,077,230

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
India — 1.0% — (continued)
152,389	Zee Entertainment Enterprises Ltd.	$1,239,882

	Total India	11,966,376

Indonesia — 0.1%
1,169,200	Bank Central Asia Tbk PT	1,658,866

Ireland — 0.6%
3,664	AerCap Holdings NV*	184,299
232,902	Allied Irish Banks PLC*(b)	1,386,446
21,791	Bank of Ireland Group PLC*	181,618
18,153	CRH PLC	634,794
2,004	DCC PLC	182,655
117,862	James Hardie Industries PLC, CDI	1,667,362
32,690	Kerry Group PLC, Class A Shares	3,044,022
1,823	Paddy Power Betfair PLC	160,215

	Total Ireland	7,441,411

Israel — 0.4%
968	Azrieli Group Ltd.	55,841
23,446	Bank Hapoalim BM	157,868
30,542	Bank Leumi Le-Israel BM	160,087
44,036	Bezeq Israeli Telecommunication Corp., Ltd.	64,899
35,522	Check Point Software Technologies Ltd.*	3,973,846
507	Elbit Systems Ltd.	69,836
861	Frutarom Industries Ltd.	66,118
10,541	Israel Chemicals Ltd.	45,518
3,160	Mizrahi Tefahot Bank Ltd.	56,327
1,306	Nice Ltd.	101,824
349	Taro Pharmaceutical Industries Ltd.*(a)	36,589
19,826	Teva Pharmaceutical Industries Ltd., ADR	314,440

	Total Israel	5,103,193

Italy — 1.4%
25,485	Assicurazioni Generali SpA	456,994
9,377	Atlantia SpA	302,116
177,632	Enel SpA	1,075,219
54,364	Eni SpA	852,842
2,659	Ferrari NV	304,858
1,681,921	Intesa Sanpaolo SpA	5,682,650
8,628	Leonardo SpA	146,227
3,721	Luxottica Group SpA	214,499
12,861	Mediobanca SpA	132,115
12,094	Poste Italiane SpA(b)	87,936
4,483	Prysmian SpA	141,172
2,249	Recordati SpA	96,418
13,276	Saipem SpA*	49,339
56,268	Snam SpA	274,058
144,800	Telecom Italia SpA	112,665
224,010	Telecom Italia SpA*	214,924
32,742	Terna Rete Elettrica Nazionale SpA	193,369
353,327	UniCredit SpA*	7,208,869
27,779	UnipolSai Assicurazioni SpA	63,119

	Total Italy	17,609,389

Japan — 15.5%
700	ABC-Mart Inc.	36,011
8,800	Acom Co., Ltd.*	36,078

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.5% — (continued)
13,200	Aeon Co., Ltd.	$194,902
2,200	AEON Financial Service Co., Ltd.	46,738
2,500	Aeon Mall Co., Ltd.	45,026
3,000	Air Water Inc.	55,472
4,100	Aisin Seiki Co., Ltd.	206,687
12,000	Ajinomoto Co., Inc.	237,227
4,000	Alfresa Holdings Corp.	75,846
4,600	Alps Electric Co., Ltd.	126,772
7,100	Amada Holdings Co., Ltd.	78,117
25,000	ANA Holdings Inc.	92,867
26,000	Aozora Bank Ltd.	98,526
4,400	Asahi Glass Co., Ltd.	172,421
8,200	Asahi Group Holdings Ltd.	357,572
28,000	Asahi Kasei Corp.	336,064
3,400	Asics Corp.	51,450
46,600	Astellas Pharma Inc.	586,811
4,300	Bandai Namco Holdings Inc.	144,339
7,000	Bank of Kyoto Ltd. (The)	64,910
1,400	Benesse Holdings Inc.	53,947
83,800	Bridgestone Corp.	3,602,607
5,100	Brother Industries Ltd.	121,678
1,700	Calbee Inc.	58,233
23,000	Canon Inc.	806,827
5,000	Casio Computer Co., Ltd.	70,824
3,200	Central Japan Railway Co.	543,451
15,000	Chiba Bank Ltd. (The)	100,717
14,200	Chubu Electric Power Co., Inc.	185,944
5,000	Chugai Pharmaceutical Co., Ltd.	203,673
3,600	Chugoku Bank Ltd. (The)	48,637
6,400	Chugoku Electric Power Co., Inc. (The)	73,872
2,600	Coca-Cola Bottlers Japan Inc.	89,289
27,500	Concordia Financial Group Ltd.	131,892
3,300	Credit Saison Co., Ltd.	59,989
2,100	CYBERDYNE Inc.*	27,637
12,000	Dai Nippon Printing Co., Ltd.	141,968
6,300	Daicel Corp.	80,443
23,200	Dai-ichi Life Holdings Inc.	374,600
12,800	Daiichi Sankyo Co., Ltd.	302,966
25,100	Daikin Industries Ltd.	2,514,779
1,500	Daito Trust Construction Co., Ltd.	266,635
11,800	Daiwa House Industry Co., Ltd.	413,614
30	Daiwa House REIT Investment Corp., Class A Shares	73,364
36,000	Daiwa Securities Group Inc.	197,460
2,000	DeNA Co., Ltd.	42,829
10,100	Denso Corp.	491,286
4,400	Dentsu Inc.	184,528
600	Disco Corp.	108,432
2,500	Don Quijote Holdings Co., Ltd.	95,116
102,700	East Japan Railway Co.	9,449,216
5,600	Eisai Co., Ltd.	290,373
3,300	Electric Power Development Co., Ltd.	90,579
1,800	FamilyMart UNY Holdings Co., Ltd.	97,716
4,200	FANUC Corp.	816,962
1,100	Fast Retailing Co., Ltd.	315,500
12,000	Fuji Electric Co., Ltd.	66,320
9,400	FUJIFILM Holdings Corp.	370,421

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.5% — (continued)
43,000	Fujitsu Ltd.	$321,071
17,000	Fukuoka Financial Group Inc.	74,885
8,900	Hachijuni Bank Ltd. (The)	54,379
4,600	Hakuhodo DY Holdings Inc.	62,752
3,000	Hamamatsu Photonics KK	93,132
5,200	Hankyu Hanshin Holdings Inc.	198,747
400	Hikari Tsushin Inc.	49,706
5,400	Hino Motors Ltd.	62,185
700	Hirose Electric Co., Ltd.	97,074
11,000	Hiroshima Bank Ltd. (The)	44,347
1,300	Hisamitsu Pharmaceutical Co., Inc.	63,046
2,300	Hitachi Chemical Co., Ltd.	62,421
2,300	Hitachi Construction Machinery Co., Ltd.	65,085
1,500	Hitachi High-Technologies Corp.	53,714
849,000	Hitachi Ltd.	5,856,661
4,600	Hitachi Metals Ltd.	61,609
37,100	Honda Motor Co., Ltd.	1,041,768
1,100	Hoshizaki Corp.	95,881
65,100	Hoya Corp.	3,749,668
6,300	Hulic Co., Ltd.	62,483
2,000	Idemitsu Kosan Co., Ltd.	49,054
32,000	IHI Corp.	106,191
3,200	Iida Group Holdings Co., Ltd.	54,492
20,700	Inpex Corp.	198,662
7,100	Isetan Mitsukoshi Holdings Ltd.	73,179
12,700	Isuzu Motors Ltd.	166,741
32,400	ITOCHU Corp.	530,263
5,100	J Front Retailing Co., Ltd.	71,423
210,500	Japan Airlines Co., Ltd.	7,240,854
1,000	Japan Airport Terminal Co., Ltd.	36,381
11,300	Japan Exchange Group Inc.	192,995
8,600	Japan Post Bank Co., Ltd.	109,679
10,500	Japan Post Holdings Co., Ltd.	130,746
19	Japan Prime Realty Investment Corp., REIT	68,305
28	Japan Real Estate Investment Corp., REIT	145,146
56	Japan Retail Fund Investment Corp., REIT	103,081
23,700	Japan Tobacco Inc.	812,621
11,200	JFE Holdings Inc.	221,738
4,500	JGC Corp.	72,348
4,100	JSR Corp.	79,987
4,800	JTEKT Corp.	64,418
64,450	JXTG Holdings Inc.	313,422
20,000	Kajima Corp.	183,806
3,100	Kakaku.com Inc.	38,649
5,000	Kamigumi Co., Ltd.	55,520
6,000	Kaneka Corp.	46,807
15,700	Kansai Electric Power Co., Inc. (The)	220,176
4,700	Kansai Paint Co., Ltd.	119,410
10,900	Kao Corp.	681,021
30,000	Kawasaki Heavy Industries Ltd.	92,409
508,100	KDDI Corp.	13,727,542
11,000	Keihan Holdings Co., Ltd.	66,406
10,000	Keikyu Corp.	106,403
12,000	Keio Corp.	99,998
3,000	Keisei Electric Railway Co., Ltd.	81,837
20,000	Keyence Corp.	10,436,621

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.5% — (continued)
3,000	Kikkoman Corp.	$94,103
39,000	Kintetsu Group Holdings Co., Ltd.	147,350
19,100	Kirin Holdings Co., Ltd.	434,496
6,600	Kobe Steel Ltd.*	79,745
63,200	Koito Manufacturing Co., Ltd.	3,961,755
223,400	Komatsu Ltd.	6,060,310
2,000	Konami Holdings Corp.	104,415
9,600	Konica Minolta Inc.	76,831
700	Kose Corp.	87,988
405,100	Kubota Corp.	7,051,461
7,700	Kuraray Co., Ltd.	146,494
2,200	Kurita Water Industries Ltd.	63,460
7,000	Kyocera Corp.	421,257
5,700	Kyowa Hakko Kirin Co., Ltd.	100,282
9,500	Kyushu Electric Power Co., Inc.	111,756
7,200	Kyushu Financial Group Inc.	43,973
3,400	Kyushu Railway Co.	106,482
1,000	Lawson Inc.	67,265
900	LINE Corp.*(a)	31,768
5,000	Lion Corp.	99,588
5,700	LIXIL Group Corp.	149,754
4,200	M3 Inc.	109,682
1,100	Mabuchi Motor Co., Ltd.	52,064
66,100	Makita Corp.	2,658,812
35,100	Marubeni Corp.	228,824
4,500	Marui Group Co., Ltd.	63,116
1,200	Maruichi Steel Tube Ltd.	35,605
12,300	Mazda Motor Corp.	181,453
1,500	McDonald’s Holdings Co. Japan Ltd.	66,693
20,910	Mebuki Financial Group Inc.	74,319
3,700	Medipal Holdings Corp.	65,351
2,500	MEIJI Holdings Co., Ltd.	199,499
9,100	MINEBEA MITSUMI Inc.	150,078
1,200	Miraca Holdings Inc.	54,611
6,100	MISUMI Group Inc.	157,159
31,000	Mitsubishi Chemical Holdings Corp.	289,217
32,700	Mitsubishi Corp.	757,566
41,700	Mitsubishi Electric Corp.	618,800
27,500	Mitsubishi Estate Co., Ltd.	474,503
4,000	Mitsubishi Gas Chemical Co., Inc.	99,522
68,000	Mitsubishi Heavy Industries Ltd.	260,792
2,400	Mitsubishi Materials Corp.	86,244
14,800	Mitsubishi Motors Corp.	109,676
5,000	Mitsubishi Tanabe Pharma Corp.	123,143
261,500	Mitsubishi UFJ Financial Group Inc.	1,593,512
10,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	52,241
36,800	Mitsui & Co., Ltd.	552,278
20,000	Mitsui Chemicals Inc.	119,976
19,000	Mitsui Fudosan Co., Ltd.	411,909
24,000	Mitsui OSK Lines Ltd.	77,233
1,000	Mixi Inc.	53,527
522,200	Mizuho Financial Group Inc.	900,118
10,300	MS&AD Insurance Group Holdings Inc.	340,841
4,100	Murata Manufacturing Co., Ltd.	629,732
2,400	Nabtesco Corp.	84,141
20,000	Nagoya Railroad Co., Ltd.	89,595

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.5% — (continued)
56,000	NEC Corp.	$148,553
3,700	Nexon Co., Ltd.	92,641
5,600	NGK Insulators Ltd.	104,825
3,900	NGK Spark Plug Co., Ltd.	74,563
4,000	NH Foods Ltd.	117,743
44,700	Nidec Corp.	5,077,290
7,400	Nikon Corp.	122,210
2,500	Nintendo Co., Ltd.	840,234
31	Nippon Building Fund Inc., REIT	165,034
1,800	Nippon Electric Glass Co., Ltd.	68,621
18,000	Nippon Express Co., Ltd.	124,477
3,500	Nippon Paint Holdings Co., Ltd.	119,689
35	Nippon Prologis REIT Inc.	76,037
16,900	Nippon Steel & Sumitomo Metal Corp.	404,400
136,900	Nippon Telegraph & Telephone Corp.	6,818,393
34,000	Nippon Yusen KK	67,495
2,300	Nissan Chemical Industries Ltd.	77,201
50,800	Nissan Motor Co., Ltd.	505,966
4,300	Nisshin Seifun Group Inc.	74,901
1,300	Nissin Foods Holdings Co., Ltd.	80,227
1,800	Nitori Holdings Co., Ltd.	278,389
3,600	Nitto Denko Corp.	318,299
2,000	NOK Corp.	45,232
78,500	Nomura Holdings Inc.	438,612
2,700	Nomura Real Estate Holdings Inc.	55,988
75	Nomura Real Estate Master Fund Inc., REIT	99,094
2,860	Nomura Research Institute Ltd.	111,539
9,400	NSK Ltd.	111,991
13,500	NTT Data Corp.	146,088
30,000	NTT DOCOMO Inc.	697,561
14,100	Obayashi Corp.	166,586
1,600	Obic Co., Ltd.	100,412
6,500	Odakyu Electric Railway Co., Ltd.	126,076
18,000	Oji Holdings Corp.	94,651
6,600	Olympus Corp.	229,997
4,100	Omron Corp.	206,215
8,800	Ono Pharmaceutical Co., Ltd.	179,579
800	Oracle Corp. Japan	59,258
4,600	Oriental Land Co., Ltd.	345,898
244,000	ORIX Corp.	3,917,887
42,000	Osaka Gas Co., Ltd.	164,585
1,100	Otsuka Corp.	72,930
8,400	Otsuka Holdings Co., Ltd.	338,926
47,200	Panasonic Corp.	630,707
2,200	Park24 Co., Ltd.	52,963
2,000	Pola Orbis Holdings Inc.	64,354
20,000	Rakuten Inc.	238,393
228,900	Recruit Holdings Co., Ltd.	4,566,632
10,800	Renesas Electronics Corp.*	108,933
47,500	Resona Holdings Inc.	237,607
14,200	Ricoh Co., Ltd.	142,532
800	Rinnai Corp.	69,557
2,100	Rohm Co., Ltd.	165,010
500	Ryohin Keikaku Co., Ltd.	138,870
900	Sankyo Co., Ltd.	29,445
184,000	Santen Pharmaceutical Co., Ltd.	2,860,244

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.5% — (continued)
4,900	SBI Holdings Inc.	$68,265
4,700	Secom Co., Ltd.	349,356
4,000	Sega Sammy Holdings Inc.	57,556
3,700	Seibu Holdings Inc.	63,743
6,000	Seiko Epson Corp.	154,256
203,400	Sekisui Chemical Co., Ltd.	3,799,956
114,400	Sekisui House Ltd.	1,984,095
16,300	Seven & i Holdings Co., Ltd.	647,931
13,000	Seven Bank Ltd.	49,391
33,000	Sharp Corp.*(a)	99,132
5,800	Shimadzu Corp.	107,209
500	Shimamura Co., Ltd.	61,023
1,700	Shimano Inc.	230,043
12,000	Shimizu Corp.	124,195
8,400	Shin-Etsu Chemical Co., Ltd.	744,308
38,000	Shinsei Bank Ltd.	60,963
6,200	Shionogi & Co., Ltd.	327,238
66,400	Shiseido Co., Ltd.	2,765,325
10,000	Shizuoka Bank Ltd. (The)	87,609
4,200	Showa Shell Sekiyu KK	46,129
11,900	SMC Corp.	4,092,073
18,000	SoftBank Group Corp.	1,464,615
1,600	Sohgo Security Services Co., Ltd.	70,044
7,700	Sompo Holdings Inc.	290,394
27,400	Sony Corp.	1,083,753
3,800	Sony Financial Holdings Inc.	60,344
3,300	Stanley Electric Co., Ltd.	109,814
3,900	Start Today Co., Ltd.	121,596
164,100	Subaru Corp.	5,766,289
34,000	Sumitomo Chemical Co., Ltd.	204,168
25,500	Sumitomo Corp.	361,709
3,600	Sumitomo Dainippon Pharma Co., Ltd.	49,439
15,500	Sumitomo Electric Industries Ltd.	243,863
12,000	Sumitomo Heavy Industries Ltd.	89,770
11,000	Sumitomo Metal Mining Co., Ltd.	189,931
194,800	Sumitomo Mitsui Financial Group Inc.	7,257,309
7,400	Sumitomo Mitsui Trust Holdings Inc.	256,685
8,000	Sumitomo Realty & Development Co., Ltd.	242,636
3,700	Sumitomo Rubber Industries Ltd.	61,492
1,600	Sundrug Co., Ltd.	66,611
52,100	Suntory Beverage & Food Ltd.	2,409,803
3,800	Suruga Bank Ltd.	81,442
1,700	Suzuken Co., Ltd.	62,006
55,500	Suzuki Motor Corp.	2,795,712
3,400	Sysmex Corp.	210,126
12,500	T&D Holdings Inc.	172,019
26,000	Taiheiyo Cement Corp.	100,506
23,000	Taisei Corp.	231,081
800	Taisho Pharmaceutical Holdings Co., Ltd.	62,526
2,900	Taiyo Nippon Sanso Corp.	33,925
7,000	Takashimaya Co., Ltd.	64,342
70,600	Takeda Pharmaceutical Co., Ltd.	3,913,157
2,800	TDK Corp.	188,163
4,000	Teijin Ltd.	81,313
7,000	Terumo Corp.	270,873
2,500	THK Co., Ltd.	84,036

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 15.5% — (continued)
21,000	Tobu Railway Co., Ltd.	$116,447
2,500	Toho Co., Ltd.	93,117
9,000	Toho Gas Co., Ltd.	59,448
10,100	Tohoku Electric Power Co., Inc.	138,318
14,800	Tokio Marine Holdings Inc.	592,269
30,400	Tokyo Electric Power Co. Holdings Inc.*	123,236
3,400	Tokyo Electron Ltd.	483,313
43,000	Tokyo Gas Co., Ltd.	228,412
4,500	Tokyo Tatemono Co., Ltd.	55,596
11,500	Tokyu Corp.	167,587
11,000	Tokyu Fudosan Holdings Corp.	65,744
11,000	Toppan Printing Co., Ltd.	110,304
32,000	Toray Industries Inc.	305,136
87,000	Toshiba Corp.*	242,283
13,000	Tosoh Corp.	152,867
3,100	TOTO Ltd.	118,359
3,500	Toyo Seikan Group Holdings Ltd.	57,838
1,900	Toyo Suisan Kaisha Ltd.	70,317
1,400	Toyoda Gosei Co., Ltd.	32,715
3,500	Toyota Industries Corp.	187,043
56,600	Toyota Motor Corp.	3,195,078
5,000	Toyota Tsusho Corp.	154,324
2,400	Trend Micro Inc.	111,360
800	Tsuruha Holdings Inc.	95,320
8,700	Unicharm Corp.	205,060
65	United Urban Investment Corp., REIT	98,196
4,600	USS Co., Ltd.	90,731
3,600	West Japan Railway Co.	262,020
27,800	Yahoo Japan Corp.	127,600
1,900	Yakult Honsha Co., Ltd.	132,017
13,400	Yamada Denki Co., Ltd.	72,603
4,000	Yamaguchi Financial Group Inc.	45,347
3,600	Yamaha Corp.	125,678
6,100	Yamaha Motor Co., Ltd.	172,859
7,700	Yamato Holdings Co., Ltd.	164,799
2,900	Yamazaki Baking Co., Ltd.	55,095
5,400	Yaskawa Electric Corp.	163,948
4,900	Yokogawa Electric Corp.	76,590
2,400	Yokohama Rubber Co., Ltd. (The)	44,520

	Total Japan	192,475,792

Jersey, Channel Islands — 0.0%
2,025	Randgold Resources Ltd., ADR	207,552

Jordan — 0.0%
3,532	Hikma Pharmaceuticals PLC	57,226

Luxembourg — 0.7%
98,275	ArcelorMittal*	2,631,890
243	Eurofins Scientific SE	138,969
1,422	Millicom International Cellular SA, ADR	88,762
890	RTL Group SA	67,584
138,523	SES SA, Class A Shares	3,170,695
176,900	Tenaris SA	2,356,429

	Total Luxembourg	8,454,329

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Macau — 0.0%
20,400	MGM China Holdings Ltd.	$40,891
52,400	Sands China Ltd.	234,827
33,600	Wynn Macau Ltd.	74,049

	Total Macau	349,767

Mexico — 0.1%
4,727	Fresnillo PLC	98,832
148,486	Grupo Financiero Banorte SAB de CV, Class O Shares	1,012,989

	Total Mexico	1,111,821

Netherlands — 5.2%
153,298	Aalberts Industries NV	6,832,057
78,960	ABN AMRO Group NV, Dutch Certificate, GDR(b)	2,216,210
40,964	Aegon NV	234,188
80,855	Akzo Nobel NV	7,392,184
10,350	Altice NV, Class A Shares*	238,956
2,673	Altice NV, Class B Shares*	61,891
51,154	ASML Holding NV	7,970,889
61,528	Boskalis Westminster	2,012,397
2,450	EXOR NV	157,619
40,196	Gemalto NV	2,173,799
2,131	Heineken Holding NV	210,549
45,287	Heineken NV	4,755,419
166,907	ING Groep NV	2,965,765
27,322	Koninklijke Ahold Delhaize NV	491,843
3,945	Koninklijke DSM NV	299,637
76,432	Koninklijke KPN NV	270,476
20,129	Koninklijke Philips NV	763,326
45,779	Koninklijke Vopak NV	1,940,271
6,525	NN Group NV(a)	259,150
7,444	NXP Semiconductors NV*	840,874
4,888	QIAGEN NV*	156,888
2,457	Randstad Holding NV	143,764
334,602	Royal Dutch Shell PLC, Class A Shares	9,220,315
439,342	Royal Dutch Shell PLC, Class B Shares	12,279,636
6,463	Wolters Kluwer NV	282,517

	Total Netherlands	64,170,620

New Zealand — 0.0%
20,404	Auckland International Airport Ltd.	99,514
16,758	Contact Energy Ltd.	67,156
16,231	Fletcher Building Ltd.	95,172
15,884	Mercury NZ Ltd.	39,249
28,934	Meridian Energy Ltd.	61,295
7,999	Ryman Healthcare Ltd.	52,287
38,054	Spark New Zealand Ltd.	107,018

	Total New Zealand	521,691

Norway — 0.8%
229,049	DNB ASA	4,475,689
4,271	Gjensidige Forsikring ASA	74,769
8,424	Marine Harvest ASA*	167,372
557,433	Norsk Hydro ASA	4,023,852
17,687	Orkla ASA	181,660
1,822	Schibsted ASA, Class A Shares	44,285
2,230	Schibsted ASA, Class B Shares	51,175
24,555	Statoil ASA	465,057

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Norway — 0.8% — (continued)
16,809	Telenor ASA	$340,522
3,723	Yara International ASA	152,323

	Total Norway	9,976,704

Peru — 0.1%
7,239	Credicorp Ltd.	1,468,359

Portugal — 0.0%
50,100	EDP — Energias de Portugal SA	192,415
9,949	Galp Energia SGPS SA, Class B Shares	164,872
5,467	Jeronimo Martins SGPS SA	109,127

	Total Portugal	466,414

Singapore — 0.6%
51,800	Ascendas Real Estate Investment Trust	101,748
28,500	CapitaLand Commercial Trust, REIT	36,597
58,300	CapitaLand Ltd.	162,806
59,100	CapitaLand Mall Trust, REIT	94,635
9,300	City Developments Ltd.	80,458
48,100	ComfortDelGro Corp., Ltd.	81,403
39,400	DBS Group Holdings Ltd.	600,264
132,000	Genting Singapore PLC	115,577
60,300	Global Logistic Properties Ltd.	144,073
158,600	Golden Agri-Resources Ltd.	46,175
104,400	Hutchison Port Holdings Trust	47,598
2,200	Jardine Cycle & Carriage Ltd.	64,813
30,700	Keppel Corp., Ltd.	143,064
544,200	Oversea-Chinese Banking Corp., Ltd.	4,490,067
11,100	SATS Ltd.	39,579
21,700	Sembcorp Industries Ltd.	47,741
13,700	Singapore Airlines Ltd.	104,245
17,400	Singapore Exchange Ltd.	96,307
14,100	Singapore Press Holdings Ltd.	28,723
37,500	Singapore Technologies Engineering Ltd.	101,125
176,900	Singapore Telecommunications Ltd.	483,099
13,800	StarHub Ltd.	26,590
58,600	Suntec Real Estate Investment Trust	82,023
28,503	United Overseas Bank Ltd.	506,055
11,971	UOL Group Ltd.	72,307
41,700	Wilmar International Ltd.	102,352

	Total Singapore	7,899,424

South Africa — 0.2%
12,813	Investec PLC	97,830
7,828	Mediclinic International PLC	77,436
8,211	Mondi PLC	224,465
169,776	SPAR Group Ltd. (The)	2,206,145

	Total South Africa	2,605,876

South Korea — 1.2%
3,190	NAVER Corp.	2,150,316
3,290	Samsung Electronics Co., Ltd.	6,814,038
27,824	SK Telecom Co., Ltd.	6,292,273

	Total South Korea	15,256,627

Spain — 3.1%
15,871	Abertis Infraestructuras SA	321,440
5,160	ACS Actividades de Construccion y Servicios SA	195,220

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Spain — 3.1% — (continued)
1,563	Aena SA(b)	$305,573
71,788	Amadeus IT Group SA	4,454,479
532,700	Banco Bilbao Vizcaya Argentaria SA	4,714,105
119,225	Banco de Sabadell SA	262,461
347,826	Banco Santander SA	2,264,126
26,618	Bankia SA.	129,713
14,216	Bankinter SA	135,628
547,070	CaixaBank SA	2,829,348
14,683	Distribuidora Internacional de Alimentacion SA	92,962
1,230	Enagas SA	36,265
6,899	Endesa SA	166,583
10,848	Ferrovial SA	247,457
7,440	Gas Natural SDG SA	181,010
160,505	Grifols SA	4,541,651
127,739	Iberdrola SA	1,043,825
163,405	Industria de Diseno Textil SA	6,210,932
27,471	Mapfre SA	97,335
699,125	Prosegur Cash SA.*(b)	2,070,415
523,120	Prosegur Cia de Seguridad SA	3,563,367
140,241	Red Electrica Corp. SA	3,150,912
26,793	Repsol SA	460,485
5,129	Siemens Gamesa Renewable Energy SA.	76,634
98,045	Telefonica SA	1,058,189

	Total Spain	38,610,115

Sweden — 2.2%
145,006	Alfa Laval AB	3,288,051
185,628	Assa Abloy AB, Class B Shares	4,016,344
120,156	Atlas Copco AB, Class A Shares	4,714,675
8,595	Atlas Copco AB, Class B Shares	307,114
6,002	Boliden AB	210,395
5,196	Electrolux AB, Series B	189,107
212,157	Elekta AB, Class B Shares(a)	2,197,583
12,916	Essity AB, Class B Shares*	358,891
4,155	Getinge AB, Class B Shares	77,368
20,601	Hennes & Mauritz AB, Class B Shares	521,746
5,551	Hexagon AB, Class B Shares	272,633
9,209	Husqvarna AB, Class B Shares	92,961
1,751	ICA Gruppen AB(a)	69,837
3,545	Industrivarden AB, Class C Shares	84,035
9,806	Investor AB, Class B Shares	458,951
5,157	Kinnevik AB, Class B Shares	155,287
823	L E Lundbergforetagen AB, Class B Shares	63,789
4,143	Lundin Petroleum AB	88,934
65,320	Nordea Bank AB	879,519
25,035	Sandvik AB	414,115
6,780	Securitas AB, Class B Shares	111,565
32,412	Skandinaviska Enskilda Banken AB, Class A Shares	422,120
7,342	Skanska AB, Class B Shares	165,953
156,574	SKF AB, Class B Shares	3,132,153
33,164	Svenska Handelsbanken AB, Class A Shares	495,836
19,293	Swedbank AB, Class A Shares	521,948
71,993	Swedish Match AB	2,568,127
7,833	Tele2 AB, Class B Shares	91,234
66,666	Telefonaktiebolaget LM Ericsson, Class B Shares	391,929
57,883	Telia Co. AB	276,202

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Sweden — 2.2% — (continued)
34,113	Volvo AB, Class B Shares	$583,798

	Total Sweden	27,222,200

Switzerland — 9.8%
341,442	ABB Ltd., Class Registered Shares	7,912,877
3,487	Adecco Group AG, Class Registered Shares	252,935
93,667	Aryzta AG*	2,954,095
1,088	Baloise Holding AG, Class Registered Shares	173,419
2,131	Barry Callebaut AG, Class Registered Shares*	3,068,582
22	Chocoladefabriken Lindt & Spruengli AG	126,243
2	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	139,194
136,250	Cie Financiere Richemont SA, Class Registered Shares	12,194,474
3,797	Coca-Cola HBC AG*	129,929
53,581	Credit Suisse Group AG, Class Registered Shares*	788,635
944	Dufry AG, Class Registered Shares*	145,593
182	EMS-Chemie Holding AG, Class Registered Shares	124,518
31,057	Ferguson PLC	1,847,784
802	Geberit AG, Class Registered Shares	366,636
197	Givaudan SA, Class Registered Shares	402,842
262,095	Glencore PLC*	1,219,557
4,735	Julius Baer Group Ltd.*	265,008
1,206	Kuehne + Nagel International AG, Class Registered Shares	218,556
9,556	LafargeHolcim Ltd., Class Registered Shares*	561,934
36,128	Lonza Group AG, Class Registered Shares*	9,158,152
158,009	Nestlé SA, Class Registered Shares	13,412,102
130,625	Novartis AG, Class Registered Shares	11,019,209
836	Pargesa Holding SA	67,801
391	Partners Group Holding AG	253,834
79,216	Roche Holding AG	20,194,914
12,062	Schindler Holding AG	2,585,290
439	Schindler Holding AG, Class Registered Shares	92,337
115	SGS SA, Class Registered Shares	257,144
563	Sika AG	3,994,238
18,483	Sonova Holding AG, Class Registered Shares	3,126,004
242,221	STMicroelectronics NV	4,213,880
205	Straumann Holding AG, Class Registered Shares	131,580
677	Swatch Group AG (The)	270,608
1,189	Swatch Group AG (The), Class Registered Shares	92,281
700	Swiss Life Holding AG, Class Registered Shares*	250,787
1,506	Swiss Prime Site AG, Class Registered Shares*	136,345
7,040	Swiss Re AG	638,110
581	Swisscom AG, Class Registered Shares	293,169
49,800	Temenos Group AG, Class Registered Shares*	4,923,321
397,847	UBS Group AG, Class Registered Shares*	6,563,929
900	Vifor Pharma AG	91,029
22,627	Zurich Insurance Group AG	6,775,574

	Total Switzerland	121,434,449

Taiwan — 0.1%
122,000	Taiwan Semiconductor Manufacturing Co., Ltd.	879,494

Thailand — 0.2%
1,487,100	CP ALL PCL	2,778,788

United Kingdom — 16.4%
20,315	3i Group PLC	254,816
4,368	Admiral Group PLC	109,123

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
United Kingdom — 16.4% — (continued)
28,844	Anglo American PLC	$522,730
10,633	Ashtead Group PLC	228,475
7,641	Associated British Foods PLC	328,367
142,871	AstraZeneca PLC	8,397,949
20,834	Auto Trader Group PLC(b)	95,305
1,537,680	Aviva PLC	10,397,435
5,553	Babcock International Group PLC	58,321
421,934	BAE Systems PLC	3,313,136
907,075	Balfour Beatty PLC	3,152,134
3,405,364	Barclays PLC	8,421,467
21,151	Barratt Developments PLC	170,970
2,701	Berkeley Group Holdings PLC	130,650
1,707,966	BP PLC	9,864,807
191,093	British American Tobacco PLC	11,916,817
20,654	British Land Co. PLC (The), REIT	163,262
779,263	BT Group PLC	2,948,267
182,970	Bunzl PLC	5,467,990
270,104	Burberry Group PLC	6,284,602
14,637	Capita PLC	122,714
121,414	Centrica PLC	313,887
22,003	CNH Industrial NV	250,328
2,103,983	Cobham PLC	3,737,010
4,488	Coca-Cola European Partners PLC	192,234
34,082	Compass Group PLC	727,707
25,190	ConvaTec Group PLC*(b)	93,555
2,698	Croda International PLC	133,987
307,014	Diageo PLC	10,285,720
55,422	Dignity PLC	1,618,205
28,818	Direct Line Insurance Group PLC	141,582
20,077	Dixons Carphone PLC	45,066
574,506	Domino’s Pizza Group PLC	2,010,384
3,168	easyJet PLC	49,049
252,620	Essentra PLC	1,743,789
144,163	Experian PLC	2,895,747
23,165	Fiat Chrysler Automobiles NV*	349,870
32,697	G4S PLC	119,951
37,750	GKN PLC	155,780
415,651	GlaxoSmithKline PLC	8,245,760
15,765	Hammerson PLC, REIT	114,323
5,304	Hargreaves Lansdown PLC	96,079
434,285	HSBC Holdings PLC	4,220,826
5,990	IMI PLC	87,826
21,083	Imperial Brands PLC	871,991
174,261	Inmarsat PLC	1,650,293
3,798	InterContinental Hotels Group PLC	190,183
19,881	International Consolidated Airlines Group SA	157,738
59,126	Intertek Group PLC	3,909,805
21,956	Intu Properties PLC, REIT	70,663
76,436	ITV PLC	156,835
36,134	J Sainsbury PLC	110,041
4,289	Johnson Matthey PLC	153,212
50,561	Kingfisher PLC	195,588
17,648	Land Securities Group PLC, REIT	230,407
127,541	Legal & General Group PLC	429,006
10,237,274	Lloyds Banking Group PLC	8,421,320
6,739	London Stock Exchange Group PLC	344,085

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
United Kingdom — 16.4% — (continued)
34,729	Marks & Spencer Group PLC	$143,673
18,948	Meggitt PLC	127,099
14,209	Merlin Entertainments PLC(b)	84,794
74,817	National Grid PLC	942,479
267,918	NEX Group PLC	2,296,644
3,018	Next PLC	161,251
103,127	Old Mutual PLC	276,653
18,835	Pearson PLC	147,718
7,112	Persimmon PLC	244,671
3,401	Provident Financial PLC(a)	38,891
520,373	Prudential PLC	12,225,380
119,543	Reckitt Benckiser Group PLC	11,341,016
21,874	RELX NV	459,960
22,940	RELX PLC	501,884
9,213	Rio Tinto Ltd.	497,661
26,910	Rio Tinto PLC	1,302,610
35,834	Rolls-Royce Holdings PLC*	423,231
76,821	Royal Bank of Scotland Group PLC*	250,434
279,164	Royal Mail PLC	1,423,532
21,468	RSA Insurance Group PLC	185,084
23,772	Sage Group PLC (The)	213,106
2,961	Schroders PLC	128,913
21,294	Segro PLC, REIT	148,240
5,107	Severn Trent PLC	149,761
22,678	Sky PLC	280,546
19,723	Smith & Nephew PLC	356,549
8,858	Smiths Group PLC	177,106
71,326	Spectris PLC	2,135,366
229,084	SSE PLC	4,220,282
11,556	St. James’s Place PLC	172,455
70,724	Standard Chartered PLC*	703,712
58,674	Standard Life Aberdeen PLC	326,205
9,760	Tate & Lyle PLC	86,234
69,007	Taylor Wimpey PLC	179,014
79,406	TechnipFMC PLC*	2,037,677
181,741	Tesco PLC*	425,452
352,245	TP ICAP PLC	2,248,033
224,639	Travis Perkins PLC	4,370,887
35,069	Unilever NV, Dutch Certificate	2,089,533
132,444	Unilever PLC	7,744,477
14,739	United Utilities Group PLC	173,373
3,414,753	Vodafone Group PLC	9,768,506
51,004	Weir Group PLC (The)	1,183,117
77,229	Whitbread PLC	3,751,547
46,201	WM Morrison Supermarkets PLC	147,042
39,658	Worldpay Group PLC(b)	213,996
27,691	WPP PLC	508,231

	Total United Kingdom	203,883,194

United States — 1.6%
74,260	Carnival Corp.	5,159,585
84,738	Carnival PLC	5,894,867
20,721	Philip Morris International Inc.	2,422,906
1,500	Priceline Group Inc. (The)*	2,778,120
522,900	Samsonite International SA	2,135,304

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units		Security	Value
United States — 1.6% — (continued)
19,417		Shire PLC	$966,715

		Total United States	19,357,497

		TOTAL COMMON STOCKS (Cost — $991,557,311)	1,191,399,921

PREFERRED STOCKS — 1.3%
Brazil — 0.2%
130,500		Telefonica Brasil SA, Class Preferred Shares	2,024,753

Germany — 1.1%
1,201		Bayerische Motoren Werke AG, Class Preferred Shares	99,676
1,592		FUCHS PETROLUB SE, Class Preferred Shares	88,599
3,843		Henkel AG & Co. KGaA, Class Preferred Shares	515,152
3,307		Porsche Automobil Holding SE, Class Preferred Shares	187,547
3,572		Schaeffler AG, Class Preferred Shares	50,358
89,458		Volkswagen AG, Class Preferred Shares	13,356,873

		Total Germany	14,298,205

		TOTAL PREFERRED STOCKS (Cost — $14,048,541)	16,322,958

RIGHT — 0.0%
Sweden — 0.0%
4,155		Getinge AB* (Cost — $0)	1,538

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,005,605,852)	1,207,724,417

Face Amount†
SHORT-TERM INVESTMENTS (c) — 2.7%
MONEY MARKET FUND — 0.2%
$2,723,340		Invesco STIT — Government & Agency Portfolio, Institutional Class(d) (Cost — $2,723,340)	2,723,340

TIME DEPOSITS — 2.5%
170,061	AUD	ANZ National Bank — London, 0.484% due 9/1/17	135,190
		BBH — Grand Cayman:
48,417	CHF	(1.450)% due 9/1/17	50,499
219,588	SEK	(0.929)% due 9/1/17	27,641
149,287	DKK	(0.800)% due 9/1/17	23,900
84	JPY	(0.230)% due 9/1/17	1
4	GBP	0.050% due 9/1/17	5
37,766	NOK	0.100% due 9/1/17	4,869
2,260	CAD	0.150% due 9/1/17	1,810
1	AUD	0.484% due 9/1/17	1
33,694	NZD	0.800% due 9/1/17	24,195
3	SGD	0.010% due 9/4/17	2
		BNP Paribas — Paris:
708,020	HKD	0.005% due 9/1/17	90,474
6,719,162		0.590% due 9/1/17	6,719,161
		Citibank — London:
387,823	EUR	(0.556)% due 9/1/17	461,762
198,632	GBP	0.050% due 9/1/17	256,870
13,157,538		Citibank — New York, 0.590% due 9/1/17	13,157,538
97,860	SGD	HSBC Bank — Singapore, 0.010% due 9/4/17	72,171

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Face Amount†		Security	Value
TIME DEPOSITS — 2.5% — (continued)
$9,115,549		JPMorgan Chase & Co. — New York, 0.590% due 9/1/17	$9,115,549
		Sumitomo — Tokyo:
27,594,784	JPY	(0.230)% due 9/1/17	250,976
67,290		0.590% due 9/1/17	67,290

		TOTAL TIME DEPOSITS (Cost — $30,459,904)	30,459,904

		TOTAL SHORT-TERM INVESTMENTS (Cost — $33,183,244)	33,183,244

		TOTAL INVESTMENTS — 99.7% (Cost — $1,038,789,096)	1,240,907,661

		Other Assets in Excess of Liabilities — 0.3%	3,183,367

		TOTAL NET ASSETS — 100.0%	$1,244,091,028

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2017, amounts to approximately $12,143,145 and represents 0.98% of net assets.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 2.5%.
(d)	Represents investment of collateral received from securities lending transactions.

At August 31, 2017, for International Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
International Equity Fund	$1,059,801,555	$262,006,376	$(80,908,394)	$181,097,982

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CDI	— Clearing House Electronics Systems (CHESS) Depositary Interest
GDR	— Global Depositary Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Industrials	16.2%
Financials	15.5
Consumer Discretionary	14.7
Health Care	10.6
Information Technology	10.3
Consumer Staples	9.5
Materials	7.4
Telecommunication Services	5.5
Energy	4.5
Utilities	2.0
Real Estate	1.1
Short-Term Investments	2.7

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

At August 31, 2017, International Equity Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro STOXX 50 September Futures	16	9/17	$663,311	$652,285	$(11,026)
FTSE 100 Index September Futures	5	9/17	477,993	480,586	2,593
SPI 200 Index September Futures	2	9/17	227,594	226,084	(1,510)
TOPIX Index September Futures	2	9/17	293,042	294,861	1,819

					$(8,124)

At August 31, 2017, International Equity Fund had deposited cash of $102,671 with a broker or brokers as margin collateral on open exchange traded futures contracts.

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 93.6%
Argentina — 1.0%
105,480	Grupo Supervielle SA, ADR	$2,154,956
127,033	YPF SA, ADR	2,548,282

	Total Argentina	4,703,238

Brazil — 6.8%
139,315	Ambev SA	878,948
417,571	Ambev SA, ADR	2,613,994
65,992	B3 SA — Brasil Bolsa Balcao	463,727
25,003	Banco Bradesco SA	256,158
588,243	Banco do Brasil SA	5,736,951
10,834	Banco Santander Brasil SA	96,506
349,951	BB Seguridade Participações SA	3,081,672
20,976	BR Malls Participações SA	90,625
15,157	BRF SA*	204,735
556,674	CCR SA	3,087,672
8,618	Centrais Eletricas Brasileiras SA*	48,239
9,985	Cia de Saneamento Basico do Estado de Sao Paulo	101,980
15,800	Cia Siderurgica Nacional SA*	43,618
538,263	Cielo SA	3,835,392
4,160	Cosan SA Indústria e Comércio	50,998
6,552	CPFL Energia SA	56,386
101,100	CVC Brasil Operadora e Agencia de Viagens SA	1,226,875
7,900	Duratex SA	21,583
7,700	EDP — Energias do Brasil SA	37,279
20,394	Embraer SA	116,163
4,100	Engie Brasil Energia SA	47,019
5,810	Equatorial Energia SA	112,809
6,369	Fibria Celulose SA	84,553
174,600	Fleury SA	1,758,286
8,800	Hypermarcas SA	82,497
24,055	JBS SA	66,254
16,491	Klabin SA	89,688
38,205	Kroton Educacional SA	218,099
122,813	Localiza Rent a Car SA	2,323,334
4,757	Lojas Americanas SA	21,822
19,750	Lojas Renner SA	191,988
3,542	M Dias Branco SA	55,248
517,000	Movida Participacoes SA*	1,558,629
2,108	Multiplan Empreendimentos Imobiliarios SA	48,946
4,400	Natura Cosméticos SA	41,234
6,700	Odontoprev SA	31,543
18,000	Ouro Fino Saude Animal Participacoes SA*	154,105
89,885	Petroleo Brasileiro SA*	398,905
2,900	Porto Seguro SA	32,014
5,500	Qualicorp SA	60,891
6,476	Raia Drogasil SA	142,672
20,300	Rumo SA*	66,617
97,000	Smiles SA	2,141,929
5,205	Sul America SA	29,730
21,500	TIM Participações SA	77,043
10,409	Transmissora Alianca de Energia Eletrica SA	74,401
9,913	Ultrapar Participações SA	231,304
90,334	Vale SA	1,006,689
16,574	WEG SA	107,726

	Total Brazil	33,305,476

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Chile — 0.3%
95,321	AES Gener SA	$33,541
65,824	Aguas Andinas SA, Class A Shares	42,290
738,556	Banco de Chile	107,499
948	Banco de Credito e Inversiones	61,993
1,888,321	Banco Santander Chile	138,151
40,976	Cencosud SA	123,688
3,735	Cia Cervecerias Unidas SA	51,228
199,393	Colbun SA	48,413
3,852	Empresa Nacional de Telecomunicaciones SA	40,541
31,738	Empresas CMPC SA	83,508
12,701	Empresas COPEC SA	161,854
1,044,558	Enel Americas SA	226,271
611,657	Enel Chile SA	72,397
98,948	Enel Generacion Chile SA	84,198
3,934,534	Itau CorpBanca	38,005
8,676	Latam Airlines Group SA	109,629
20,935	SACI Falabella	210,957

	Total Chile	1,634,163

China — 22.4%
25,000	3SBio Inc.*(a)	34,383
2,508	58.com Inc., ADR*	157,076
110,763	AAC Technologies Holdings Inc.	2,034,688
788,000	Agricultural Bank of China Ltd., Class H Shares(b)	371,869
46,000	Air China Ltd., Class H Shares(b)	40,918
93,849	Alibaba Group Holding Ltd., ADR*	16,117,627
100,000	Aluminum Corp. of China Ltd., Class H Shares*(b)	74,442
31,500	Anhui Conch Cement Co., Ltd., Class H Shares(b)	117,616
32,000	ANTA Sports Products Ltd.	125,940
1,618	Autohome Inc., ADR*(c)	103,989
53,000	AviChina Industry & Technology Co., Ltd., Class H Shares(b)	31,364
32,765	Baidu Inc., ADR*	7,472,058
2,320,000	Bank of China Ltd., Class H Shares(b)	1,226,908
241,000	Bank of Communications Co., Ltd., Class H Shares(b)	184,665
2,112,000	Beijing Capital International Airport Co., Ltd., Class H Shares(b)	3,416,937
318,000	Beijing Originwater Technology Co., Ltd., Class A Shares	914,854
22,500	BYD Co., Ltd., Class H Shares(b)	134,061
311,000	CGN Power Co., Ltd., Class H Shares(a)(b)	85,852
255,000	China Cinda Asset Management Co., Ltd., Class H Shares(b)	94,918
247,000	China CITIC Bank Corp., Ltd., Class H Shares(b)	163,743
52,000	China Coal Energy Co., Ltd., Class H Shares(b)	26,198
152,000	China Communications Construction Co., Ltd., Class H Shares(b)	203,351
82,000	China Communications Services Corp., Ltd., Class H Shares(b)	44,454
44,500	China Conch Venture Holdings Ltd.	80,987
9,356,380	China Construction Bank Corp., Class H Shares(b)	8,207,714
79,000	China Everbright Bank Co., Ltd., Class H Shares(b)	38,048
112,000	China Evergrande Group*(c)	338,875
91,000	China Galaxy Securities Co., Ltd., Class H Shares(b)	82,777
160,000	China Huarong Asset Management Co., Ltd., Class H Shares(a)(b)	68,330
102,000	China Huishan Dairy Holdings Co., Ltd.(d)(g)	—
221,000	China Life Insurance Co., Ltd., Class H Shares(b)	712,782
28,600	China Lodging Group Ltd., ADR*(c)	3,246,386
98,000	China Longyuan Power Group Corp., Ltd., Class H Shares(b)	73,801
1,550,000	China Maple Leaf Educational Systems Ltd.	1,319,644
1,222,000	China Medical System Holdings Ltd.	2,249,560
93,000	China Mengniu Dairy Co., Ltd.	217,325

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
China — 22.4% — (continued)
116,500	China Merchants Bank Co., Ltd., Class H Shares(b)	$441,490
153,500	China Minsheng Banking Corp., Ltd., Class H Shares(b)	153,260
78,000	China National Building Material Co., Ltd., Class H Shares(b)	49,288
46,000	China Oilfield Services Ltd., Class H Shares(b)	38,046
85,200	China Pacific Insurance Group Co., Ltd., Class H Shares(b)	403,226
760,000	China Petroleum & Chemical Corp., Class H Shares(b)	580,501
50,000	China Railway Construction Corp., Ltd., Class H Shares(b)	65,803
102,000	China Railway Group Ltd., Class H Shares(b)	81,865
432,000	China Resources Phoenix Healthcare Holdings Co., Ltd.(c)	546,077
759,000	China Shenhua Energy Co., Ltd., Class H Shares(b)	1,959,030
46,000	China Southern Airlines Co., Ltd., Class H Shares(b)	35,993
380,000	China Telecom Corp., Ltd., Class H Shares(b)	195,945
33,200	China Vanke Co., Ltd., Class H Shares(b)	99,530
21,700	Chongqing Changan Automobile Co., Ltd., Class B Shares	28,402
83,000	Chongqing Rural Commercial Bank Co., Ltd., Class H Shares(b)	58,042
61,500	CITIC Securities Co., Ltd., Class H Shares(b)	136,908
1,382,442	CNOOC Ltd.	1,669,311
150,000	Country Garden Holdings Co., Ltd.	199,539
106,000	CRRC Corp., Ltd., Class H Shares(b)	95,938
118,000	CSPC Pharmaceutical Group Ltd.	184,384
11,076	Ctrip.com International Ltd., ADR*	569,860
68,000	Dongfeng Motor Group Co., Ltd., Class H Shares(b)	88,619
221,000	ENN Energy Holdings Ltd.	1,432,265
65,500	Fosun International Ltd.	113,738
1,252,000	Fu Shou Yuan International Group Ltd.	839,196
11,600	Fuyao Glass Industry Group Co., Ltd., Class H Shares(a)(b)	36,988
135,000	Geely Automobile Holdings Ltd.	332,443
34,400	GF Securities Co., Ltd., Class H Shares(b)	73,688
313,000	GOME Retail Holdings Ltd.	32,807
93,000	Great Wall Motor Co., Ltd., Class H Shares(b)	116,799
60,000	Guangzhou Automobile Group Co., Ltd., Class H Shares(b)	118,870
24,400	Guangzhou R&F Properties Co., Ltd., Class H Shares(b)	57,060
16,000	Haitian International Holdings Ltd.	48,062
88,000	Haitong Securities Co., Ltd., Class H Shares(b)	148,238
52,000	Hengan International Group Co., Ltd.	434,614
108,000	Huaneng Power International Inc., Class H Shares(b)	70,592
140,000	Huaneng Renewables Corp., Ltd., Class H Shares(b)	42,953
44,400	Huatai Securities Co., Ltd., Class H Shares(a)(b)	99,283
2,146,000	Industrial & Commercial Bank of China Ltd., Class H Shares(b)	1,614,106
111,791	JD.com Inc., ADR*	4,685,161
30,000	Jiangsu Expressway Co., Ltd., Class H Shares(b)	46,073
32,000	Jiangxi Copper Co., Ltd., Class H Shares(b)	56,013
20,000	Kingsoft Corp., Ltd.	47,728
23,929	Kweichow Moutai Co., Ltd., Class A Shares	1,781,760
202,000	Lenovo Group Ltd.	110,521
37,000	Longfor Properties Co., Ltd.	88,961
18,000	Minth Group Ltd.	83,286
3,095	Momo Inc., ADR*	119,250
17,365	NetEase Inc., ADR	4,789,962
28,000	New China Life Insurance Co., Ltd., Class H Shares(b)	180,107
4,080	New Oriental Education & Technology Group Inc., ADR*	333,540
176,000	People’s Insurance Co. Group of China Ltd., Class H Shares(b)	83,048
656,000	PetroChina Co., Ltd., Class H Shares(b)	420,247
126,000	PICC Property & Casualty Co., Ltd., Class H Shares(b)	237,619
690,000	Ping An Insurance Group Co. of China Ltd., Class H Shares(b)	5,484,564
90,200	Semiconductor Manufacturing International Corp.*	84,835

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
China — 22.4% — (continued)
48,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares(b)	$38,366
72,000	Shanghai Electric Group Co., Ltd., Class H Shares*(b)	32,669
13,500	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares(b)	50,751
23,100	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B Shares	37,167
21,800	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares(b)	53,689
132,000	Shenzhou International Group Holdings Ltd.	1,057,971
96,000	Sihuan Pharmaceutical Holdings Group Ltd.	37,086
1,693	SINA Corp.*	172,398
76,000	Sino-Ocean Group Holding Ltd.	52,485
31,500	Sinopec Engineering Group Co., Ltd., Class H Shares(b)	28,421
88,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares(b)	55,015
304,800	Sinopharm Group Co., Ltd., Class H Shares(b)	1,377,381
52,500	SOHO China Ltd.*	30,646
63,000	Sunac China Holdings Ltd.	189,446
19,000	Sunny Optical Technology Group Co., Ltd.	275,723
110,460	TAL Education Group, ADR	3,361,298
412,131	Tencent Holdings Ltd.	17,512,160
50,000	Tingyi Cayman Islands Holding Corp.	66,616
23,000	TravelSky Technology Ltd., Class H Shares(b)	63,153
10,000	Tsingtao Brewery Co., Ltd., Class H Shares(b)	41,481
11,168	Vipshop Holdings Ltd., ADR*	103,974
145,000	Want Want China Holdings Ltd.	96,076
1,308	Weibo Corp., ADR*(c)	132,239
2,205,200	Weichai Power Co., Ltd., Class H Shares(b)	2,283,445
46,000	Yanzhou Coal Mining Co., Ltd., Class H Shares(b)	46,243
1,235	YY Inc., ADR*	92,279
36,000	Zhejiang Expressway Co., Ltd., Class H Shares(b)	45,049
14,000	Zhuzhou CRRC Times Electric Co., Ltd., Class H Shares(b)	73,539
200,000	Zijin Mining Group Co., Ltd., Class H Shares(b)	73,522
19,000	ZTE Corp., Class H Shares*(b)	52,086

	Total China	109,271,948

Colombia — 0.1%
7,110	Bancolombia SA	79,554
11,531	Cementos Argos SA	46,760
150,786	Ecopetrol SA	70,043
7,386	Grupo Argos SA	52,541
7,004	Grupo de Inversiones Suramericana SA	98,554
9,779	Interconexion Electrica SA ESP	44,298

	Total Colombia	391,750

Czech Republic — 0.1%
4,731	CEZ AS	89,763
1,924	Komercní Banka AS	84,766
16,196	Moneta Money Bank AS(a)	56,802
1,576	O2 Czech Republic AS	19,766

	Total Czech Republic	251,097

Egypt — 0.6%
26,531	Commercial International Bank Egypt SAE	126,513
588,693	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	2,690,717
66,557	Global Telecom Holding SAE*	26,147

	Total Egypt	2,843,377

Georgia — 0.5%
59,000	BGEO Group PLC	2,639,289

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Greece — 0.1%
42,552	Alpha Bank AE*	$108,005
46,981	Eurobank Ergasias SA*	50,721
1,594	FF Group*	39,669
6,204	Hellenic Telecommunications Organization SA	79,026
2,580	JUMBO SA	43,025
138,699	National Bank of Greece SA*	56,363
7,278	OPAP SA	81,369
8,367	Piraeus Bank SA*	46,990
1,168	Titan Cement Co. SA	33,093

	Total Greece	538,261

Hong Kong — 4.2%
336,000	AIA Group Ltd.	2,580,275
82,000	Alibaba Health Information Technology Ltd.*	38,290
370,000	Alibaba Pictures Group Ltd.*	64,780
13,000	Beijing Enterprises Holdings Ltd.	72,630
4,014,000	Beijing Enterprises Water Group Ltd.	3,412,537
84,000	Brilliance China Automotive Holdings Ltd.	217,651
63,000	China Everbright International Ltd.	83,293
24,000	China Everbright Ltd.	54,880
44,000	China Gas Holdings Ltd.	111,179
94,000	China Jinmao Holdings Group Ltd.	41,827
38,969	China Merchants Port Holdings Co., Ltd.	127,891
179,500	China Mobile Ltd.	1,903,262
88,737	China Mobile Ltd., ADR	4,710,160
122,000	China Overseas Land & Investment Ltd.	428,138
84,000	China Power International Development Ltd.	28,750
46,000	China Resources Beer Holdings Co., Ltd.	115,505
22,000	China Resources Gas Group Ltd.	77,866
76,000	China Resources Land Ltd.	238,510
48,000	China Resources Power Holdings Co., Ltd.	88,367
60,000	China State Construction International Holdings Ltd.	86,952
40,800	China Taiping Insurance Holdings Co., Ltd.	124,500
190,000	China Unicom Hong Kong Ltd.*	275,601
158,000	CITIC Ltd.	242,791
42,000	COSCO SHIPPING Ports Ltd.	49,664
50,000	Far East Horizon Ltd.	45,702
167,500	Fullshare Holdings Ltd.*(c)	66,779
390,000	Galaxy Entertainment Group Ltd.	2,452,443
497,000	GCL-Poly Energy Holdings Ltd.*	56,149
72,000	Guangdong Investment Ltd.	106,493
32,000	Haier Electronics Group Co., Ltd.	85,582
82,000	Kunlun Energy Co., Ltd.	79,554
1,972,800	Man Wah Holdings Ltd.	1,835,112
41,000	Nine Dragons Paper Holdings Ltd.	68,747
13,000	Shanghai Industrial Holdings Ltd.	39,580
31,000	Shimao Property Holdings Ltd.	64,079
133,000	Sino Biopharmaceutical Ltd.	116,808
60,000	Sun Art Retail Group Ltd.	55,260

	Total Hong Kong	20,247,587

Hungary — 0.9%
1,178	MOL Hungarian Oil & Gas PLC	109,263
107,510	OTP Bank PLC	4,372,434
4,028	Richter Gedeon Nyrt	104,801

	Total Hungary	4,586,498

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
India — 5.9%
1,643	ACC Ltd.	$46,392
21,164	Adani Ports & Special Economic Zone Ltd.	130,935
10,647	Aditya Birla Capital Ltd.*(d)(g)	30,931
18,748	Ambuja Cements Ltd.	82,255
2,546	Apollo Hospitals Enterprise Ltd.*	43,139
1,143,672	Ashok Leyland Ltd.	1,920,388
7,963	Asian Paints Ltd.	145,823
7,984	Aurobindo Pharma Ltd.	90,797
47,635	Axis Bank Ltd.	372,999
74,176	Axis Bank Ltd., Class Registered Shares, GDR	2,861,286
2,409	Bajaj Auto Ltd.	105,562
4,666	Bajaj Finance Ltd.	130,878
1,172	Bajaj Finserv Ltd.	101,274
3,342	Bharat Forge Ltd.	59,048
14,824	Bharat Heavy Electricals Ltd.	29,930
20,781	Bharat Petroleum Corp., Ltd.	171,585
32,381	Bharti Airtel Ltd.	216,118
369,409	Bharti Infratel Ltd.	2,176,370
224	Bosch Ltd.	76,740
5,174	Cadila Healthcare Ltd.	40,711
100,855	Cholamandalam Investment and Finance Co., Ltd.	1,843,382
10,212	Cipla Ltd.	91,638
17,538	Coal India Ltd.	65,229
1,051	Container Corp. Of India Ltd.	21,693
13,307	Dabur India Ltd.	65,728
3,259	Dr Reddy’s Laboratories Ltd., ADR	103,778
369	Eicher Motors Ltd.	181,620
14,080	GAIL India Ltd.	83,361
3,495	Glenmark Pharmaceuticals Ltd.*	33,289
6,006	Godrej Consumer Products Ltd.	87,652
8,709	Grasim Industries Ltd.	162,717
6,303	Havells India Ltd.	48,296
15,361	HCL Technologies Ltd.	205,383
93,000	HDFC Bank Ltd.	2,568,686
18,600	HDFC Bank Ltd., ADR	1,812,198
1,260	Hero MotoCorp Ltd.	78,665
32,091	Hindalco Industries Ltd.	119,793
17,031	Hindustan Petroleum Corp., Ltd.	130,053
20,548	Hindustan Unilever Ltd.	390,860
44,366	Housing Development Finance Corp., Ltd.	1,234,377
78,996	ICICI Bank Ltd.	370,211
42,338	Idea Cellular Ltd.	60,386
34,702	IDFC Bank Ltd.	29,778
8,874	Indiabulls Housing Finance Ltd.	168,202
16,581	Indian Oil Corp., Ltd.	118,242
54,987	Infosys Ltd.	790,802
101,413	ITC Ltd.	447,718
21,380	JSW Steel Ltd.	84,915
12,997	Larsen & Toubro Ltd.	230,747
7,539	LIC Housing Finance Ltd.	79,591
6,352	Lupin Ltd.	97,238
7,018	Mahindra & Mahindra Financial Services Ltd.	46,928
10,093	Mahindra & Mahindra Ltd.	212,333
11,385	Marico Ltd.	56,257
3,248	Maruti Suzuki India Ltd.	391,879
18,681	Motherson Sumi Systems Ltd.	89,731

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
India — 5.9% — (continued)
584	Nestle India Ltd.	$64,905
41,679	NTPC Ltd.	109,615
32,550	Oil & Natural Gas Corp., Ltd.	79,699
162,000	Phoenix Mills Ltd.*	1,304,872
2,408	Piramal Enterprises Ltd.	102,013
16,158	Power Finance Corp., Ltd.	30,762
38,230	Reliance Industries Ltd.	954,943
17,436	Rural Electrification Corp., Ltd.	46,052
211	Shree Cement Ltd.	57,973
3,722	Shriram Transport Finance Co., Ltd.	57,549
1,788	Siemens Ltd.	36,076
55,042	State Bank of India	240,163
52,000	Strides Shasun Ltd.*	736,969
28,501	Sun Pharmaceutical Industries Ltd.	214,961
118,313	Syngene International Ltd., (Restricted, cost — $862,415, acquired 9/23/2016)(a)(h)	827,736
14,196	Tata Consultancy Services Ltd.	554,894
48,552	Tata Motors Ltd.*	287,521
9,692	Tata Motors Ltd., Class A Shares*	33,159
28,154	Tata Power Co., Ltd.	34,875
7,620	Tata Steel Ltd.	76,133
11,467	Tech Mahindra Ltd.	76,645
7,849	Titan Co., Ltd.	75,990
3,162	UltraTech Cement Ltd.	197,791
1,671	United Spirits Ltd.*	66,437
12,511	UPL Ltd.	162,602
49,844	Vedanta Ltd.	241,286
32,765	Wipro Ltd.	152,540
9,297	Yes Bank Ltd.	254,263
14,516	Zee Entertainment Enterprises Ltd.	118,106

	Total India	28,633,047

Indonesia — 3.4%
363,400	Adaro Energy Tbk PT	49,772
44,800	AKR Corporindo Tbk PT	22,732
4,236,900	Astra International Tbk PT	2,503,925
292,900	Bank Central Asia Tbk PT	415,568
84,900	Bank Danamon Indonesia Tbk PT	34,654
3,242,462	Bank Mandiri Persero Tbk PT	3,189,284
241,100	Bank Negara Indonesia Persero Tbk PT	132,939
3,005,500	Bank Rakyat Indonesia Persero Tbk PT	3,413,193
192,800	Bumi Serpong Damai Tbk PT	26,547
186,200	Charoen Pokphand Indonesia Tbk PT	38,713
14,300	Gudang Garam Tbk PT	74,194
313,800	Hanjaya Mandala Sampoerna Tbk PT	85,520
50,100	Indocement Tunggal Prakarsa Tbk PT	74,274
58,600	Indofood CBP Sukses Makmur Tbk PT	38,329
146,800	Indofood Sukses Makmur Tbk PT	92,330
54,967	Jasa Marga Persero Tbk PT	24,012
715,400	Kalbe Farma Tbk PT	91,691
2,042,000	Link Net Tbk PT	761,302
464,800	Lippo Karawaci Tbk PT	27,344
69,778	Matahari Department Store Tbk PT	52,317
125,600	Media Nusantara Citra Tbk PT	14,040
615,200	Pakuwon Jati Tbk PT	30,971
275,400	Perusahaan Gas Negara Persero Tbk	43,733
1,468,200	Semen Indonesia Persero Tbk PT	1,151,987

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Indonesia — 3.4% — (continued)
254,000	Summarecon Agung Tbk PT	$19,935
147,100	Surya Citra Media Tbk PT	24,401
1,484,487	Telekomunikasi Indonesia Persero Tbk PT	522,810
95,250	Telekomunikasi Indonesia Persero Tbk PT, ADR	3,364,230
60,800	Tower Bersama Infrastructure Tbk PT	29,318
42,300	Unilever Indonesia Tbk PT	160,195
50,600	United Tractors Tbk PT	114,985
119,000	Waskita Karya Persero Tbk PT	19,827
94,700	XL Axiata Tbk PT*	25,561

	Total Indonesia	16,670,633

Kenya — 0.6%
10,800,000	Safaricom Ltd.	2,685,653

Luxembourg — 0.2%
130,860	Biotoscana Investments SA, BDR*	1,122,423

Malaysia — 1.3%
46,100	AirAsia Bhd	35,939
25,600	Alliance Financial Group Bhd	23,057
46,100	AMMB Holdings Bhd	46,183
38,800	Astro Malaysia Holdings Bhd	24,371
94,700	Axiata Group Bhd	109,497
124,453	British American Tobacco Malaysia Bhd	1,287,618
116,807	CIMB Group Holdings Bhd	193,810
78,500	Dialog Group Bhd	37,725
88,600	DiGi.Com Bhd	100,583
32,100	Felda Global Ventures Holdings Bhd	11,692
52,500	Gamuda Bhd	65,627
70,400	Genting Bhd	159,779
84,200	Genting Malaysia Bhd	116,050
5,900	Genting Plantations Bhd	14,742
20,100	HAP Seng Consolidated Bhd	42,733
16,500	Hartalega Holdings Bhd	26,318
16,600	Hong Leong Bank Bhd	59,944
5,900	Hong Leong Financial Group Bhd	23,405
62,100	IHH Healthcare Bhd	86,969
72,500	IJM Corp. Bhd	56,784
56,900	IOI Corp. Bhd	60,652
48,750	IOI Properties Group Bhd	22,804
13,100	Kuala Lumpur Kepong Bhd	75,382
108,109	Malayan Banking Bhd	239,674
858,900	Malaysia Airports Holdings Bhd	1,814,419
47,600	Maxis Bhd	64,543
36,500	MISC Bhd	63,760
68,000	Petronas Chemicals Group Bhd	114,252
10,700	Petronas Dagangan Bhd	61,179
20,700	Petronas Gas Bhd	89,489
12,000	PPB Group Bhd	46,853
83,200	Public Bank Bhd	401,799
20,300	RHB Bank Bhd	24,043
109,600	Sapura Energy Bhd	35,589
77,200	Sime Darby Bhd	162,901
28,900	Telekom Malaysia Bhd	43,387
101,100	Tenaga Nasional Bhd	338,154
11,800	UMW Holdings Bhd*	16,823
25,800	Westports Holdings Bhd	22,731

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Malaysia — 1.3% — (continued)
109,000	YTL Corp. Bhd	$36,511
52,300	YTL Power International Bhd	17,271

	Total Malaysia	6,275,042

Malta — 0.0%
11,154	Brait SE*	49,351

Mexico — 4.1%
83,514	Alfa SAB de CV, Class A Shares	116,751
216,344	América Móvil SAB de CV, Class L Shares, ADR	4,041,306
969,533	América Móvil SAB de CV, Series L	901,059
12,439	Arca Continental SAB de CV	90,759
160,000	Banregio Grupo Financiero SAB de CV	1,034,905
448,462	Cemex SAB de CV*	418,545
14,105	Coca-Cola Femsa SAB de CV, Series L	115,558
762,000	Concentradora Hipotecaria SAPI de CV, REIT	943,818
4,730	El Puerto de Liverpool SAB de CV, Class C1 Shares	42,105
71,100	Fibra Uno Administracion SA de CV, REIT	126,511
57,490	Fomento Economico Mexicano SAB de CV	575,640
20,140	Fomento Económico Mexicano SAB de CV, ADR	2,015,209
24,800	Gentera SAB de CV	38,192
5,475	Gruma SAB de CV, Class B Shares	80,290
10,314	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	113,925
5,309	Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	108,059
42,056	Grupo Bimbo SAB de CV, Series A	101,712
14,300	Grupo Carso SAB de CV, Series A1	57,622
74,619	Grupo Financiero Banorte SAB de CV, Class O Shares	509,060
59,000	Grupo Financiero Inbursa SAB de CV, Class O Shares	98,812
45,271	Grupo Financiero Santander Mexico SAB de CV, Class B Shares	92,957
1,623	Grupo Financiero Santander Mexico SAB de CV, Class B Shares, ADR	16,733
15,700	Grupo Lala SAB de CV, Class B Shares	27,874
479,242	Grupo México SAB de CV, Series B	1,581,126
76,127	Grupo Televisa SAB	392,916
4,075	Industrias Peñoles SAB de CV	105,989
13,163	Infraestructura Energetica Nova SAB de CV	71,759
660,300	Kimberly-Clark de México SAB de CV, Class A Shares	1,297,486
27,162	Mexichem SAB de CV	72,298
746,216	PLA Administradora Industrial S de RL de CV, REIT*	1,271,442
6,730	Promotora y Operadora de Infraestructura SAB de CV	73,528
530,000	Qualitas Controladora SAB de CV	917,268
641,000	Unifin Financiera SAB de CV SOFOM ENR	2,204,412
154,381	Wal-Mart de Mexico SAB de CV	375,528

	Total Mexico	20,031,154

Pakistan — 0.6%
7,300	Engro Corp., Ltd.	19,655
443,135	Habib Bank Ltd.	748,262
3,299	Lucky Cement Ltd.	18,726
10,100	MCB Bank Ltd.	18,577
576,462	Oil & Gas Development Co., Ltd.	773,171
836,516	Pakistan Petroleum Ltd.	1,315,528
12,400	United Bank Ltd.	21,981

	Total Pakistan	2,915,900

Peru — 0.5%
5,924	Cia de Minas Buenaventura SAA, ADR	79,559
11,732	Credicorp Ltd.	2,379,719

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Peru — 0.5% — (continued)
2,502	Southern Copper Corp.	$101,832

	Total Peru	2,561,110

Philippines — 1.8%
49,060	Aboitiz Equity Ventures Inc.	71,497
37,300	Aboitiz Power Corp.	28,813
110,700	Alliance Global Group Inc.*	30,091
6,970	Ayala Corp.	125,522
2,508,800	Ayala Land Inc.	2,062,842
41,850	Bank of the Philippine Islands	86,674
73,164	BDO Unibank Inc.	181,885
101,900	DMCI Holdings Inc.	31,263
238,200	Energy Development Corp.	31,593
845	Globe Telecom Inc.	33,051
2,505	GT Capital Holdings Inc.	54,768
894,340	International Container Terminal Services Inc.	1,826,388
80,180	JG Summit Holdings Inc.	112,538
10,760	Jollibee Foods Corp.	50,176
284,600	Megaworld Corp.	27,545
419,500	Metro Pacific Investments Corp.	52,184
16,230	Metropolitan Bank & Trust Co.	27,823
2,465	PLDT Inc.	83,082
43,176	PLDT Inc., ADR	1,444,237
41,400	Robinsons Land Corp.	18,834
1,076,000	Robinsons Retail Holdings Inc.	1,909,590
2,890	Security Bank Corp.	14,155
6,870	SM Investments Corp.	108,897
229,700	SM Prime Holdings Inc.	150,089
22,070	Universal Robina Corp.	63,058

	Total Philippines	8,626,595

Poland — 0.6%
2,267	Alior Bank SA*	41,932
839	Bank Handlowy w Warszawie SA	16,695
15,277	Bank Millennium SA*	31,884
4,354	Bank Pekao SA	156,219
1,001	Bank Zachodni WBK SA	103,799
1,466	CCC SA*	107,745
6,582	Cyfrowy Polsat SA	49,437
1,916	Eurocash SA	21,038
1,123	Grupa Azoty SA	21,681
2,342	Grupa Lotos SA*	38,634
1,350	Jastrzebska Spolka Weglowa SA*	39,408
3,950	KGHM Polska Miedz SA	139,752
10,574	KRUK SA	1,010,694
60	LPP SA	146,885
371	mBank SA*	45,617
16,889	Orange Polska SA*	28,375
21,259	PGE Polska Grupa Energetyczna SA	84,990
8,196	Polski Koncern Naftowy ORLEN SA	270,715
44,416	Polskie Gornictwo Naftowe i Gazownictwo SA	84,979
31,372	Powszechna Kasa Oszczednosci Bank Polski SA*	322,500
18,114	Powszechny Zaklad Ubezpieczen SA	246,374
14,745	Synthos SA	19,761
26,657	Tauron Polska Energia SA*	29,297

	Total Poland	3,058,411

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Qatar — 0.2%
2,730	Barwa Real Estate Co.	$23,471
6,934	Commercial Bank QSC*	55,934
24,295	Ezdan Holding Group QSC	74,099
3,938	Industries Qatar QSC	96,840
11,103	Masraf Al Rayan QSC	115,049
2,589	Ooredoo QSC	61,738
737	Qatar Electricity & Water Co. QSC	37,192
5,134	Qatar Gas Transport Co., Ltd.	23,657
3,533	Qatar Insurance Co. SAQ	63,257
2,085	Qatar Islamic Bank SAQ	52,670
6,625	Qatar National Bank QPSC	234,367

	Total Qatar	838,274

Romania — 0.0%
6,036	NEPI Rockcastle PLC*	87,449

Russia — 4.9%
878,426	Alrosa PJSC	1,229,832
305,593	Gazprom PJSC	621,583
290,851	Gazprom PJSC, ADR	1,160,732
940,688	Inter RAO UES PJSC	63,742
11,915	Lukoil PJSC	604,087
58,605	Lukoil PJSC, ADR	2,946,073
45,675	Magnit PJSC, Class Registered Shares, GDR	1,909,444
1,714	MMC Norilsk Nickel PJSC	289,320
285,764	Mobile TeleSystems PJSC, ADR	2,854,782
42,729	Moscow Exchange MICEX-RTS PJSC	77,644
2,772	Novatek PJSC, Class Registered Shares, GDR	293,243
36,979	Novolipetsk Steel PJSC	89,211
3,394	PhosAgro PJSC, Class Registered Shares, GDR	47,187
27,023	Rosneft Oil Co. PJSC	141,642
33,202	Rostelecom PJSC	38,355
3,540,320	RusHydro PJSC	50,708
1,851,981	Sberbank of Russia PJSC	5,859,772
284,610	Sberbank of Russia PJSC, ADR	3,862,990
5,290	Severstal PJSC	83,001
4,280	Sistema PJSC FC, Class Registered Shares, GDR	17,769
208,839	Surgutneftegas OJSC	97,221
1	T Plus PJSC*(d)(g)	—
46,160	Tatneft PJSC	308,803
119,395,647	VTB Bank PJSC	132,887
39,100	Yandex NV, Class A Shares*	1,173,391

	Total Russia	23,953,419

South Africa — 7.1%
621,000	Advtech Ltd.	868,408
1,362	Anglo American Platinum Ltd.*	36,896
11,988	AngloGold Ashanti Ltd.	121,800
11,231	Aspen Pharmacare Holdings Ltd.	250,457
18,461	Barclays Africa Group Ltd.	210,692
10,547	Bid Corp., Ltd.	239,529
125,499	Bidvest Group Ltd.	1,654,466
1,019	Capitec Bank Holdings Ltd.	70,543
5,703	Coronation Fund Managers Ltd.	30,856
10,222	Discovery Ltd.	118,393
5,107	Exxaro Resources Ltd.	51,284
106,771	FirstRand Ltd.	456,151

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Africa — 7.1% — (continued)
24,223	Fortress Income Fund Ltd., REIT, Class A Shares	$32,653
23,833	Fortress Income Fund Ltd., REIT, Class B Shares	72,191
6,660	Foschini Group Ltd.	78,348
20,989	Gold Fields Ltd.	93,347
59,940	Growthpoint Properties Ltd., REIT	115,863
7,453	Hyprop Investments Ltd., REIT	65,376
15,793	Impala Platinum Holdings Ltd.*	48,761
132,391	Imperial Holdings Ltd.	2,124,310
7,975	Investec Ltd.	60,726
4,363	Liberty Holdings Ltd.	34,769
628,340	Life Healthcare Group Holdings Ltd.	1,274,225
2,726	Massmart Holdings Ltd.	25,479
26,001	MMI Holdings Ltd.	41,600
2,995	Mondi Ltd.	81,589
6,081	Mr Price Group Ltd.	84,730
52,120	MTN Group Ltd.(c)	517,912
37,014	Naspers Ltd., Class N Shares	8,343,572
83,533	Nedbank Group Ltd.	1,412,493
30,506	Netcare Ltd.	56,532
9,359	Pick n Pay Stores Ltd.	45,964
3,220	Pioneer Foods Group Ltd.	31,360
1,404,015	PPC Ltd.*	613,268
2,310	PSG Group Ltd.	44,789
20,832	Rand Merchant Investment Holdings Ltd.	66,662
145,653	Redefine Properties Ltd., REIT	119,336
15,304	Remgro Ltd.	255,765
8,617	Resilient REIT Ltd.	82,835
620,000	Rhodes Food Group Pty Ltd.	1,119,778
20,754	RMB Holdings Ltd.	105,827
313,686	Sanlam Ltd.	1,732,518
15,522	Sappi Ltd.	104,144
16,913	Sasol Ltd.	510,296
202,420	Shoprite Holdings Ltd.	3,508,084
46,596	Sibanye Gold Ltd.	74,237
5,711	SPAR Group Ltd.	74,211
157,182	Standard Bank Group Ltd.	2,024,368
91,462	Steinhoff International Holdings NV	442,095
6,698	Telkom SA SOC Ltd.	32,314
4,606	Tiger Brands Ltd.	142,713
1,013,173	Transaction Capital Ltd.	1,164,236
11,641	Truworths International Ltd.	74,299
155,684	Vodacom Group Ltd.	2,173,196
262,347	Woolworths Holdings Ltd.	1,194,353

	Total South Africa	34,410,599

South Korea — 9.8%
888	Amorepacific Corp.	227,467
801	AMOREPACIFIC Group	95,263
623	BGF retail Co., Ltd.	50,483
7,996	BNK Financial Group Inc.	70,046
2,175	Celltrion Inc.*(c)	222,305
1,752	Cheil Worldwide Inc.	29,618
238	CJ CheilJedang Corp.	76,761
488	CJ Corp.	77,077
479	CJ E&M Corp.	32,446
248	CJ Logistics Corp.*	37,247

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Korea — 9.8% — (continued)
26,892	Coway Co., Ltd.	$2,365,740
950	Daelim Industrial Co., Ltd.	70,770
3,187	Daewoo Engineering & Construction Co., Ltd.*	19,919
4,444	DGB Financial Group Inc.	43,582
1,253	Dongbu Insurance Co., Ltd.	84,015
890	Dongsuh Cos., Inc.	20,973
1,818	Doosan Heavy Industries & Construction Co., Ltd.	29,198
580	E-MART Inc.	115,925
1,257	GS Engineering & Construction Corp.*	31,980
1,305	GS Holdings Corp.	81,902
684	GS Retail Co., Ltd.	24,565
9,302	Hana Financial Group Inc.	405,246
2,119	Hankook Tire Co., Ltd.	111,164
176	Hanmi Pharm Co., Ltd.*(c)	63,310
314	Hanmi Science Co., Ltd.*(c)	25,120
4,728	Hanon Systems	48,697
268	Hanssem Co., Ltd.	40,516
2,668	Hanwha Chemical Corp.	84,276
1,147	Hanwha Corp.	50,389
229,365	Hanwha Life Insurance Co., Ltd.	1,489,539
1,490	Hanwha Techwin Co., Ltd.*	51,453
844	Hotel Shilla Co., Ltd.	46,432
534	Hyosung Corp.	75,620
389	Hyundai Department Store Co., Ltd.	33,449
1,987	Hyundai Development Co.-Engineering & Construction	66,746
2,158	Hyundai Engineering & Construction Co., Ltd.	77,934
569	Hyundai Glovis Co., Ltd.	78,714
876	Hyundai Heavy Industries Co., Ltd.*	116,373
1,582	Hyundai Marine & Fire Insurance Co., Ltd.	64,974
12,816	Hyundai Mobis Co., Ltd.	2,689,701
4,678	Hyundai Motor Co.	584,925
269	Hyundai Robotics Co., Ltd.*	106,316
2,277	Hyundai Steel Co.	117,435
416	Hyundai Wia Corp.	25,966
6,416	Industrial Bank of Korea	85,589
931	Kakao Corp.	102,406
3,383	Kangwon Land Inc.	103,795
57,431	KB Financial Group Inc.	2,830,558
184	KCC Corp.	64,760
571	KEPCO Plant Service & Engineering Co., Ltd.	23,291
8,593	Kia Motors Corp.	270,857
1,969	Korea Aerospace Industries Ltd.	80,808
6,942	Korea Electric Power Corp.	266,264
714	Korea Gas Corp.*	28,847
993	Korea Investment Holdings Co., Ltd.	57,899
217	Korea Zinc Co., Ltd.	99,592
1,791	Korean Air Lines Co., Ltd.*	53,071
14,526	KT&G Corp.	1,478,838
465	Kumho Petrochemical Co., Ltd.	32,624
1,441	LG Chem Ltd.	485,148
2,619	LG Corp.	195,409
6,357	LG Display Co., Ltd.	177,628
2,913	LG Electronics Inc.	212,197
260	LG Household & Health Care Ltd.	222,069
360	LG Innotek Co., Ltd.	59,597
431	Lotte Chemical Corp.	153,008

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Korea — 9.8% — (continued)
16	Lotte Chilsung Beverage Co., Ltd.	$22,014
145	Lotte Confectionery Co., Ltd.	25,459
350	Lotte Shopping Co., Ltd.	80,050
107	Medy-Tox Inc.	54,070
9,834	Mirae Asset Daewoo Co., Ltd.	89,482
841	NAVER Corp.	566,901
571	NCSoft Corp.	195,881
528	Netmarble Games Corp.*(a)	72,641
3,589	NH Investment & Securities Co., Ltd.	44,373
582	OCI Co., Ltd.	51,061
598	Orion Corp.*	46,436
31	Ottogi Corp.	20,966
11,505	Pan Ocean Co., Ltd.*	65,980
2,241	POSCO	682,351
1,157	Posco Daewoo Corp.	21,787
482	S-1 Corp.	38,423
2,374	Samsung Biologics Co., Ltd.*(a)	600,710
2,441	Samsung C&T Corp.	281,474
884	Samsung Card Co., Ltd.	29,144
1,888	Samsung Electro-Mechanics Co., Ltd.	171,025
7,850	Samsung Electronics Co., Ltd.	16,258,420
847	Samsung Fire & Marine Insurance Co., Ltd.	208,807
7,320	Samsung Heavy Industries Co., Ltd.*	70,017
1,906	Samsung Life Insurance Co., Ltd.	195,681
1,617	Samsung SDI Co., Ltd.	284,218
966	Samsung SDS Co., Ltd.	144,743
2,009	Samsung Securities Co., Ltd.	65,677
83,980	Shinhan Financial Group Co., Ltd.	3,880,018
188	Shinsegae Inc.	32,242
868	SK Holdings Co., Ltd.	206,311
75,095	SK Hynix Inc.	4,634,287
2,060	SK Innovation Co., Ltd.	345,755
5,190	SK Networks Co., Ltd.	32,434
572	SK Telecom Co., Ltd.	129,355
1,316	S-Oil Corp.	147,140
11,225	Soulbrain Co., Ltd.	647,843
9,772	Woori Bank	161,485
300	Yuhan Corp.	60,409

	Total South Korea	48,010,902

Spain — 0.7%
131,201	CIE Automotive SA	3,290,906

Switzerland — 0.5%
13,300	Luxoft Holding Inc., Class A Shares*	673,645
46,800	Wizz Air Holdings PLC, (Restricted, cost — $944,144, acquired 8/2/2016)*(a)(h)	1,784,145

	Total Switzerland	2,457,790

Taiwan — 7.8%
74,000	Acer Inc.*	37,405
177,997	Advanced Semiconductor Engineering Inc.	215,240
8,799	Advantech Co., Ltd.	65,165
110,574	Airtac International Group	1,546,058
60,000	Asia Cement Corp.	54,534
54,000	Asia Pacific Telecom Co., Ltd.*	18,586
20,000	Asustek Computer Inc.	165,915
267,000	AU Optronics Corp.	109,745

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Taiwan — 7.8% — (continued)
455,000	Basso Industry Corp.	$1,358,606
20,000	Catcher Technology Co., Ltd.	255,917
248,000	Cathay Financial Holding Co., Ltd.	405,629
31,000	Chailease Holding Co., Ltd.	84,869
131,334	Chang Hwa Commercial Bank Ltd.	71,919
67,000	Cheng Shin Rubber Industry Co., Ltd.	135,210
13,065	Chicony Electronics Co., Ltd.	32,940
67,000	China Airlines Ltd.*	28,485
345,000	China Development Financial Holding Corp.	108,079
88,000	China Life Insurance Co., Ltd.	97,556
376,000	China Steel Corp.	316,136
360,000	Chroma ATE Inc.	1,238,412
112,000	Chunghwa Telecom Co., Ltd.	390,004
108,000	Compal Electronics Inc.	77,862
545,880	CTBC Financial Holding Co., Ltd.	354,279
62,000	Delta Electronics Inc.	341,539
249,100	E.Sun Financial Holding Co., Ltd.	153,896
5,100	Eclat Textile Co., Ltd.	62,811
52,993	Eva Airways Corp.	27,619
44,000	Evergreen Marine Corp. Taiwan Ltd.*	33,740
98,000	Far Eastern New Century Corp.	78,695
41,000	Far EasTone Telecommunications Co., Ltd.	99,602
11,000	Feng TAY Enterprise Co., Ltd.	52,329
248,354	First Financial Holding Co., Ltd.	161,839
81,000	Formosa Chemicals & Fibre Corp.	255,366
36,000	Formosa Petrochemical Corp.	127,519
128,000	Formosa Plastics Corp.	399,533
20,000	Formosa Taffeta Co., Ltd.	19,915
23,230	Foxconn Technology Co., Ltd.	74,097
211,000	Fubon Financial Holding Co., Ltd.	340,582
5,000	General Interface Solution Holding Ltd.*	59,977
11,000	Giant Manufacturing Co., Ltd.	55,719
6,000	Globalwafers Co., Ltd.	48,070
21,000	Highwealth Construction Corp.*	33,498
7,242	Hiwin Technologies Corp.	64,538
923,825	Hon Hai Precision Industry Co., Ltd.	3,626,448
8,000	Hotai Motor Co., Ltd.	94,654
17,000	HTC Corp.*	38,761
196,257	Hua Nan Financial Holdings Co., Ltd.	109,863
268,000	Innolux Corp.	130,802
79,000	Inventec Corp.	63,163
14,541	Largan Precision Co., Ltd.	2,821,902
61,264	Lite-On Technology Corp.	90,983
45,000	MediaTek Inc.	405,717
332,000	Mega Financial Holding Co., Ltd.	267,707
5,000	Merida Industry Co., Ltd.	22,063
17,000	Micro-Star International Co., Ltd.	38,959
147,000	Nan Ya Plastics Corp.	372,079
17,000	Nanya Technology Corp.	36,638
4,000	Nien Made Enterprise Co., Ltd.	43,247
15,000	Novatek Microelectronics Corp.	58,662
54,000	Pegatron Corp.	171,026
4,000	Phison Electronics Corp.	54,281
56,000	Pou Chen Corp.	72,802
17,000	Powertech Technology Inc.	51,857
141,360	Poya International Co., Ltd.	1,841,646

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Taiwan — 7.8% — (continued)
16,539	President Chain Store Corp.	$138,879
74,000	Quanta Computer Inc.	168,928
11,000	Realtek Semiconductor Corp.	42,823
25,200	Ruentex Development Co., Ltd.*	24,746
14,000	Ruentex Industries Ltd.*	22,599
209,000	Shin Kong Financial Holding Co., Ltd.	60,965
56,000	Siliconware Precision Industries Co., Ltd.	88,858
258,300	SinoPac Financial Holdings Co., Ltd.*	83,180
16,629	Standard Foods Corp.	42,555
35,700	Synnex Technology International Corp.	40,015
7,000	TaiMed Biologics Inc.*	50,543
260,417	Taishin Financial Holding Co., Ltd.	115,929
104,905	Taiwan Business Bank	29,050
84,000	Taiwan Cement Corp.	97,244
227,434	Taiwan Cooperative Financial Holding Co., Ltd.	120,114
19,000	Taiwan Fertilizer Co., Ltd.	25,381
45,000	Taiwan High Speed Rail Corp.	39,804
54,000	Taiwan Mobile Co., Ltd.	193,751
2,161,132	Taiwan Semiconductor Manufacturing Co., Ltd.	15,579,526
48,000	Teco Electric and Machinery Co., Ltd.	44,948
5,000	Transcend Information Inc.	14,942
154,000	Uni-President Enterprises Corp.	328,572
438,000	United Microelectronics Corp.	220,013
23,000	Vanguard International Semiconductor Corp.	41,674
78,069	Wistron Corp.	74,043
38,000	WPG Holdings Ltd.	49,692
280,000	Yuanta Financial Holding Co., Ltd.	121,932
22,000	Yulon Motor Co., Ltd.	19,008
10,000	Zhen Ding Technology Holding Ltd.	23,276

	Total Taiwan	37,975,685

Thailand — 2.2%
28,600	Advanced Info Service PCL, NVDR(c)	161,663
123,000	Airports of Thailand PCL, NVDR	202,215
14,400	Bangkok Bank PCL, Class Registered Shares	81,270
97,700	Bangkok Dusit Medical Services PCL, NVDR	61,517
173,300	Bangkok Expressway & Metro PCL, NVDR	40,769
62,000	Banpu PCL, NVDR	32,904
61,900	BEC World PCL, NVDR	32,304
34,400	Berli Jucker PCL, NVDR	51,084
149,400	BTS Group Holdings PCL, NVDR(c)	38,942
9,000	Bumrungrad Hospital PCL, NVDR	59,112
39,800	Central Pattana PCL, NVDR	86,377
68,400	Charoen Pokphand Foods PCL, NVDR	56,201
2,189,800	CP ALL PCL, NVDR	4,091,122
12,600	Delta Electronics Thailand PCL, NVDR	33,853
6,100	Electricity Generating PCL, NVDR	43,008
42,300	Energy Absolute PCL, NVDR	48,165
17,400	Glow Energy PCL, NVDR	44,974
143,100	Home Product Center PCL, NVDR	43,112
36,400	Indorama Ventures PCL, NVDR	42,767
254,400	IRPC PCL, NVDR	45,635
149,300	Kasikornbank PCL	949,063
16,600	Kasikornbank PCL, NVDR	100,646
12,300	KCE Electronics PCL, NVDR	32,426
89,600	Krung Thai Bank PCL, NVDR	50,491

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Thailand — 2.2% — (continued)
54,200	Minor International PCL, NVDR	$64,955
35,500	PTT Exploration & Production PCL, NVDR	93,678
52,500	PTT Global Chemical PCL, NVDR	121,110
30,300	PTT PCL, NVDR	364,508
20,200	Robinson PCL, NVDR	35,018
92,000	Siam Cement PCL, Class Registered Shares	1,385,604
2,800	Siam Cement PCL, NVDR	42,212
45,100	Siam Commercial Bank PCL, NVDR	204,673
1,167,920	Srisawad Corp. PCL, NVDR(c)	1,803,045
20,700	Thai Oil PCL, NVDR	58,858
48,400	Thai Union Group PCL, NVDR	28,881
597,100	TMB Bank PCL, NVDR	42,455
253,200	True Corp. PCL, NVDR*(c)	42,765

	Total Thailand	10,717,382

Turkey — 3.5%
687,732	Akbank Turk AS	2,063,738
5,229	Anadolu Efes Biracilik Ve Malt Sanayii AS	32,099
5,951	Arcelik AS	41,407
7,996	Aselsan Elektronik Sanayi Ve Ticaret AS	62,571
158,000	AvivaSA Emeklilik ve Hayat AS	950,878
6,058	BIM Birlesik Magazalar AS	134,273
1,916	Coca-Cola Icecek AS	22,285
47,768	Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT*	40,726
35,358	Eregli Demir ve Celik Fabrikalari TAS	84,284
1,793	Ford Otomotiv Sanayi AS	24,701
27,526	Haci Ömer Sabanci Holding AS	84,542
346,916	KOC Holding AS	1,814,407
24,266	Petkim Petrokimya Holding AS	43,888
4,165	TAV Havalimanlari Holding AS	25,629
202,122	Tofas Turk Otomobil Fabrikasi AS	1,849,999
46,550	Tüpras Türkiye Petrol Rafinerileri AS	1,583,033
14,117	Turk Hava Yollari AO*	39,930
655,144	Türk Telekomunikasyon AS*	1,363,059
466,065	Turkcell Iletisim Hizmetleri AS	1,767,583
64,600	Türkiye Garanti Bankasi AS	201,239
19,428	Türkiye Halk Bankasi AS	83,512
762,159	Türkiye Is Bankasi, Class C Shares	1,655,957
4,814,097	Turkiye Sinai Kalkinma Bankasi AS	2,117,939
19,993	Türkiye Sise ve Cam Fabrikalari AS	25,728
19,105	Türkiye Vakiflar Bankasi TAO, Class D Shares	39,908
133,889	Ulker Biskuvi Sanayi AS	801,140
22,103	Yapi ve Kredi Bankasi AS*	31,163

	Total Turkey	16,985,618

United Arab Emirates — 0.4%
58,506	Abu Dhabi Commercial Bank PJSC	116,726
99,441	Aldar Properties PJSC	62,657
64,729	DAMAC Properties Dubai Co. PJSC	71,304
4,206	DP World Ltd.	96,602
39,533	Dubai Islamic Bank PJSC	65,638
67,240	Emaar Malls PJSC	45,100
97,857	Emaar Properties PJSC	227,233
47,769	Emirates Telecommunications Group Co. PJSC	234,472
45,807	First Abu Dhabi Bank PJSC	129,759
32,000	NMC Health PLC	1,129,774

	Total United Arab Emirates	2,179,265

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
United States — 0.5%
536,400	Samsonite International SA	$2,190,432
11,347	Yum China Holdings Inc.*	401,230

	Total United States	2,591,662

	TOTAL COMMON STOCKS (Cost — $338,935,366)	456,540,954

PREFERRED STOCKS — 3.4%
Brazil — 1.0%
92,607	Banco Bradesco SA, Class Preferred Shares	987,894
5,145	Braskem SA, Class Preferred A Shares	62,289
5,700	Centrais Eletricas Brasileiras SA, Class Preferred B Shares	37,175
4,605	Cia Brasileira de Distribuicao, Class Preferred Shares*	105,314
20,670	Cia Energetica de Minas Gerais, Class Preferred Shares	55,026
2,600	Cia Paranaense de Energia, Class Preferred B Shares	23,738
23,200	Gerdau SA, Class Preferred Shares	87,336
179,570	Itaú Unibanco Holding SA, Class Preferred Shares	2,301,777
109,286	Itausa — Investimentos Itau SA, Class Preferred Shares	354,120
21,975	Lojas Americanas SA, Class Preferred Shares	124,052
114,797	Petroleo Brasileiro SA, Class Preferred Shares*	497,794
10,200	Suzano Papel e Celulose SA, Class Preferred A Shares	56,705
12,275	Telefonica Brasil SA, Class Preferred Shares	190,451

	Total Brazil	4,883,671

Chile — 0.0%
6,556	Embotelladora Andina SA, Class Preferred B Shares	31,669
2,760	Sociedad Quimica y Minera de Chile SA, Class Preferred B Shares	129,621

	Total Chile	161,290

Colombia — 0.4%
152,000	Banco Davivienda SA, Class Preferred Shares	1,700,742
12,985	Bancolombia SA, Class Preferred Shares	147,932
88,943	Grupo Aval Acciones y Valores SA, Class Preferred Shares	39,808
3,430	Grupo de Inversiones Suramericana SA, Class Preferred Shares	46,799

	Total Colombia	1,935,281

Russia — 0.1%
251,062	Surgutneftegas OJSC, Class Preferred Shares	125,534
29	Transneft PJSC, Class Preferred Shares	89,128

	Total Russia	214,662

South Korea — 1.9%
226	Amorepacific Corp., Class Preferred Shares	34,432
1,537	Hyundai Motor Co., Class Preferred Shares	136,813
194	LG Chem Ltd., Class Preferred Shares	45,541
52	LG Household & Health Care Ltd., Class Preferred Shares	27,756
5,381	Samsung Electronics Co., Ltd., Class Preferred Shares	9,061,366

	Total South Korea	9,305,908

	TOTAL PREFERRED STOCKS (Cost — $12,349,668)	16,500,812

RIGHT — 0.0%
China — 0.0%
41	Fosun International Ltd.*(d)(g) (Cost — $0)	—

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $351,285,034)	473,041,766

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Face Amount†		Security	Value
SHORT-TERM INVESTMENTS (e) — 4.0%
MONEY MARKET FUND — 1.1%
$5,151,986		Invesco STIT — Government & Agency Portfolio, Institutional Class(f) (Cost — $5,151,986)	$5,151,986

TIME DEPOSITS — 2.9%
		BBH — Grand Cayman:
2	GBP	0.050% due 9/1/17	2
41	ZAR	5.818% due 9/1/17	3
1	SGD	0.010% due 9/4/17	1
1,550,030		BNP Paribas — Paris, 0.590% due 9/1/17	1,550,030
21,133	EUR	Citibank — London, (0.556)% due 9/1/17	25,162
6,078,278		Citibank — New York, 0.590% due 9/1/17	6,078,278
1,764,644	HKD	Deutsche Bank AG — New York, 0.005% due 9/1/17	225,494
485,191	ZAR	HSBC Bank PLC — London, 5.818% due 9/1/17	37,291
6,412,695		JPMorgan Chase & Co. — New York, 0.590% due 9/1/17	6,412,695

		TOTAL TIME DEPOSITS (Cost — $14,328,956)	14,328,956

		TOTAL SHORT-TERM INVESTMENTS (Cost — $19,480,942)	19,480,942

		TOTAL INVESTMENTS — 101.0% (Cost — $370,765,976)	492,522,708

		Liabilities in Excess of Other Assets — (1.0)%	(4,840,765)

		TOTAL NET ASSETS — 100.0%	$487,681,943

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2017, amounts to approximately $3,666,869 and represents 0.75% of net assets.
(b)	Security trades on the Hong Kong exchange.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 2.9%.
(f)	Represents investment of collateral received from securities lending transactions.
(g)	Security that used significant unobservable inputs to determine fair value.
(h)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2017, amounts to approximately $2,611,880 and represents 0.54% of net assets.

At August 31, 2017, for Emerging Markets Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$383,099,765	$136,440,078	$(26,923,971)	$109,516,107

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
BDR	— Brazilian Depositary Receipts
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Summary of Investments by Security Sector^
Financials:
Banks	18.4%
Insurance	4.0
Consumer Finance	1.7
Other Financials	1.3
Information Technology:
Internet Software & Services	9.9
Technology Hardware, Storage & Peripherals	5.4
Semiconductors & Semiconductor Equipment	4.4
Other Information Technology	3.7
Consumer Discretionary	12.7
Telecommunication Services	7.0
Industrials	6.7
Consumer Staples	6.5
Energy	4.6
Materials	3.4
Health Care	2.9
Real Estate	1.7
Utilities	1.7
Short-Term Investments	4.0

100.0%

^	As a percentage of total investments.

At August 31, 2017, Emerging Markets Equity Fund had open exchange traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation
Contracts to Buy:
E-mini MSCI Emerging Markets Index September Futures	32	9/17	$1,644,756	$1,737,920	$93,164

At August 31, 2017, Emerging Markets Equity Fund had deposited cash of $90,994 with a broker or brokers as margin collateral on open exchange traded futures contracts.

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 28.6%
Aerospace & Defense — 0.3%
$35,000	BBB	BAE Systems Holdings Inc., Company Guaranteed Notes, 3.850% due 12/15/25(a)	$36,962
30,000	A+	General Dynamics Corp., Company Guaranteed Notes, 2.125% due 8/15/26	28,612
78,000	BBB-	Harris Corp., Senior Unsecured Notes, 5.054% due 4/27/45	90,102
		Honeywell International Inc., Senior Unsecured Notes:
190,000	A	1.400% due 10/30/19	188,895
50,000	A	2.500% due 11/1/26	48,650
325,000	BBB-	L3 Technologies Inc., Company Guaranteed Notes, 5.200% due 10/15/19	346,653
		Lockheed Martin Corp., Senior Unsecured Notes:
30,000	BBB+	3.100% due 1/15/23	31,117
280,000	BBB+	3.550% due 1/15/26	292,937
40,000	BBB+	4.500% due 5/15/36	44,597
91,000	BBB+	4.700% due 5/15/46	103,633
		Northrop Grumman Corp., Senior Unsecured Notes:
50,000	BBB	3.250% due 8/1/23	52,213
50,000	BBB	3.850% due 4/15/45	50,368
215,000	BBB	Rockwell Collins Inc., Senior Unsecured Notes, 2.800% due 3/15/22	219,178
		United Technologies Corp.:
750,000	BBB+	Junior Subordinated Notes, step bond to yield, 1.778% due 5/4/18	750,932
80,000	A-	Senior Unsecured Notes, 4.500% due 6/1/42	86,252

		Total Aerospace & Defense	2,371,101

Air Freight & Logistics — 0.0%
		FedEx Corp., Company Guaranteed Notes:
135,000	BBB	3.875% due 8/1/42	131,454
49,000	BBB	4.100% due 2/1/45	48,632
10,000	BBB	4.550% due 4/1/46	10,630

		Total Air Freight & Logistics	190,716

Airlines — 0.3%
291,792	A-	American Airlines Class A Pass-Through Trust, Series 2013-2, Pass-Thru Certificates, 4.950% due 1/15/23	313,530
305,789	BBB-	American Airlines Class B Pass-Through Trust, Series 2013-1, Pass-Thru Certificates, 5.625% due 1/15/21(a)	322,226
261,755	BBB-	American Airlines Class B Pass-Through Trust, Series 2013-2, Pass-Thru Certificates, 5.600% due 7/15/20(a)	274,515
152,953	A	Continental Airlines Inc. Class A-1 Pass-Through Trust, Series 1999-2, Pass-Thru Certificates, 7.256% due 3/15/20	162,894
505,541	A	Delta Air Lines Class A Pass-Through Trust, Series 2009-1, Pass-Thru Certificates, 7.750% due 12/17/19	555,463
284,502	BBB	Northwest Airlines Inc. Class A-1 Pass-Through Trust, Series 2001-1, Pass-Thru Certificates, 7.041% due 4/1/22	327,889
356,135	A	US Airways Pass-Through Trust, Series 2001-1G, Pass-Thru Certificates, 7.076% due 3/20/21	381,955

		Total Airlines	2,338,472

Auto Components — 0.0%
76,000	BBB	Delphi Automotive PLC, Company Guaranteed Notes, 4.400% due 10/1/46	77,670
21,000	BBB	Delphi Corp., Company Guaranteed Notes, 4.150% due 3/15/24	22,387
53,000	BB	Goodyear Tire & Rubber Co. (The), Company Guaranteed Notes, 4.875% due 3/15/27	54,060

		Total Auto Components	154,117

Automobiles — 0.1%
		Ford Motor Co., Senior Unsecured Notes:
190,000	BBB	4.346% due 12/8/26	197,189
60,000	BBB	4.750% due 1/15/43	58,140
20,000	BBB	5.291% due 12/8/46	20,610

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Automobiles — 0.1% — (continued)
		General Motors Co., Senior Unsecured Notes:
$260,000	BBB	6.250% due 10/2/43	$292,814
455,000	BBB	5.200% due 4/1/45	451,998

		Total Automobiles	1,020,751

Banks — 6.7%
		Bank of America Corp.:
		Senior Unsecured Notes:
70,000	BBB+	5.750% due 12/1/17	70,688
139,000	BBB+	2.000% due 1/11/18	139,212
340,000	BBB+	6.875% due 4/25/18	351,069
1,180,000	BBB+	5.650% due 5/1/18	1,209,812
108,000	BBB+	1.950% due 5/12/18	108,223
262,000	BBB+	2.600% due 1/15/19	264,748
900,000	BBB+	7.625% due 6/1/19	985,942
173,000	BBB+	2.250% due 4/21/20	174,017
400,000	BBB+	5.000% due 5/13/21	437,500
250,000	BBB+	2.503% due 10/21/22	248,541
590,000	BBB+	3.300% due 1/11/23	607,251
50,000	BBB+	2.881% (3-Month USD-LIBOR + 1.021%) due 4/24/23(b)	50,515
490,000	BBB+	4.125% due 1/22/24	525,129
690,000	BBB+	4.000% due 4/1/24	733,659
344,000	BBB+	3.875% due 8/1/25	362,072
210,000	BBB+	3.500% due 4/19/26	214,212
400,000	BBB+	3.824% (3-Month USD-LIBOR + 1.575%) due 1/20/28(b)	412,979
300,000	BBB+	3.705% (3-Month USD-LIBOR + 1.512%) due 4/24/28(b)	307,280
50,000	BBB+	3.593% (3-Month USD-LIBOR + 1.370%) due 7/21/28(b)	50,652
40,000	BBB+	4.244% (3-Month USD-LIBOR + 1.814%) due 4/24/38(b)	42,340
240,000	BBB+	5.000% due 1/21/44	279,718
		Subordinated Notes:
990,000	BBB	4.200% due 8/26/24	1,043,528
610,000	BBB	4.000% due 1/22/25	632,150
50,000	BBB	3.950% due 4/21/25	51,683
40,000	BBB	4.450% due 3/3/26	42,601
195,000	A+	Bank of Montreal, Senior Unsecured Notes, 1.500% due 7/18/19	194,198
100,000	BBB-	Barclays Bank PLC, Subordinated Notes, 5.140% due 10/14/20	107,514
		Barclays PLC:
260,000	BBB	Senior Unsecured Notes, 4.375% due 1/12/26	274,315
200,000	BB+	Subordinated Notes, 5.200% due 5/12/26	214,279
		BNP Paribas SA:
260,000	A	Senior Unsecured Notes, 2.375% due 9/14/17	259,997
200,000	BBB+	Subordinated Notes, 4.625% due 3/13/27(a)	213,331
		Capital One Financial Corp.:
280,000	BBB	Senior Unsecured Notes, 3.500% due 6/15/23	289,735
40,000	BBB-	Subordinated Notes, 3.750% due 7/28/26	39,908
		Capital One NA/Mclean VA, Senior Unsecured Notes:
280,000	BBB+	2.350% due 1/31/20	281,182
280,000	BBB+	2.250% due 9/13/21	277,768
		Citigroup Inc.:
530,000	BB+	Junior Subordinated Notes, 5.950% (3-Month USD-LIBOR + 3.905%)(b)(c)	573,062
		Senior Unsecured Notes:
540,000	BBB+	6.125% due 11/21/17	545,151
750,000	BBB+	1.800% due 2/5/18	750,562
1,140,000	BBB+	6.125% due 5/15/18	1,174,948
1,000,000	BBB+	2.500% due 9/26/18	1,007,670

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 6.7% — (continued)
$104,000	BBB+	8.125% due 7/15/39	$163,084
196,000	BBB+	4.650% due 7/30/45	216,648
		Subordinated Notes:
280,000	BBB	4.400% due 6/10/25	296,381
250,000	BBB	5.500% due 9/13/25	283,079
890,000	BBB	4.300% due 11/20/26	933,560
390,000	BBB	4.450% due 9/29/27	413,763
30,000	BBB	6.625% due 6/15/32	38,366
100,000	BBB	6.675% due 9/13/43	136,181
286,000	BBB	5.300% due 5/6/44	332,191
30,000	BBB	4.750% due 5/18/46	32,392
15,000	BBB+	Citizens Financial Group Inc., Senior Unsecured Notes, 2.375% due 7/28/21	14,981
210,000	AA-	Commonwealth Bank of Australia, Senior Unsecured Notes, 3.900% due 7/12/47(a)	212,616
		Cooperatieve Rabobank UA:
340,000	BBB+	Bank Guaranteed Notes, 4.375% due 8/4/25	361,541
310,000	BBB+	Company Guaranteed Notes, 4.625% due 12/1/23	337,463
320,000	BBB-	Junior Subordinated Notes, 11.000% (3-Month USD-LIBOR + 10.868%)(a)(b)(c)	368,400
250,000	BBB+	Credit Agricole SA, Senior Unsecured Notes, 3.375% due 1/10/22(a)	257,195
750,000	A	Credit Suisse AG, Senior Unsecured Notes, 1.700% due 4/27/18	750,483
		Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes:
250,000	BBB+	3.125% due 12/10/20	256,230
320,000	BBB+	4.550% due 4/17/26	344,591
49,000	BBB-	Deutsche Bank AG, Senior Unsecured Notes, 1.875% due 2/13/18	49,040
		Discover Bank, Senior Unsecured Notes:
900,000	BBB	2.600% due 11/13/18	907,520
250,000	BBB	3.100% due 6/4/20	256,307
1,510,000	BBB-	HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(a)	1,560,452
		HSBC Holdings PLC:
210,000	Baa3(d)	Junior Subordinated Notes, 6.375% (5-Year USD 1100 Run ICE Swap Rate + 3.705%)(b)(c)	223,650
		Senior Unsecured Notes:
200,000	A	3.400% due 3/8/21	207,352
200,000	A	2.650% due 1/5/22	201,570
		Subordinated Notes:
390,000	BBB+	4.250% due 8/18/25	408,325
365,000	BBB+	4.375% due 11/23/26	384,429
390,000	BBB+	6.500% due 9/15/37	510,089
385,000	A	HSBC USA Inc., Senior Unsecured Notes, 2.350% due 3/5/20	388,588
200,000	BBB+	ING Bank NV, Subordinated Notes (Restricted, cost — $204,620, acquired 5/18/2017), 4.125% (5-Year USD 1100 Run ICE Swap Rate + 2.700%) due 11/21/23(b)(s)	204,369
		Intesa Sanpaolo SpA:
		Senior Unsecured Notes:
400,000	BBB-	3.125% due 7/14/22(a)	401,484
230,000	BBB-	3.875% due 7/14/27(a)	231,009
810,000	BB	Subordinated Notes, 5.017% due 6/26/24(a)	830,198
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
750,000	A-	6.000% due 1/15/18	761,813
69,000	A-	1.800% due 1/25/18	69,127
630,000	A-	1.700% due 3/1/18	630,253
195,000	A-	2.200% due 10/22/19	196,913
200,000	A-	2.250% due 1/23/20	201,760
555,000	A-	2.750% due 6/23/20	566,777
90,000	A-	4.400% due 7/22/20	96,076
200,000	A-	2.550% due 3/1/21	202,656
200,000	A-	2.972% due 1/15/23	203,696

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 6.7% — (continued)
$119,000	A-	2.776% (3-Month USD-LIBOR + 0.935%) due 4/25/23(b)	$120,063
55,000	A-	2.543% (3-Month USD-LIBOR + 1.230%) due 10/24/23(b)	56,038
400,000	A-	3.300% due 4/1/26	403,929
580,000	A-	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(b)	602,646
100,000	A-	3.540% (3-Month USD-LIBOR + 1.380%) due 5/1/28(b)	101,919
		Subordinated Notes:
270,000	BBB+	3.875% due 9/10/24	282,928
109,000	BBB+	4.250% due 10/1/27	116,226
290,000	BBB+	4.950% due 6/1/45	331,059
245,000	BBB-	Lloyds Banking Group PLC, Subordinated Notes, 4.582% due 12/10/25	258,512
530,000	A	Macquarie Bank Ltd., Senior Unsecured Notes, 1.947% (3-Month USD-LIBOR + 0.630%) due 10/27/17(a)(b)	530,000
340,000	A-	Mizuho Financial Group Inc., Senior Unsecured Notes, 2.953% due 2/28/22	345,942
250,000	AA-	National Australia Bank Ltd., Senior Unsecured Notes, 2.125% due 5/22/20	250,996
300,000	A-	Nordea Bank AB, Subordinated Notes, 4.875% due 5/13/21(a)	323,648
		Royal Bank of Canada:
470,000	Aaa(d)	Covered Notes, 2.200% due 9/23/19	474,242
100,000	AA-	Senior Unsecured Notes, 2.125% due 3/2/20	100,716
		Royal Bank of Scotland Group PLC, Subordinated Notes:
30,000	BB	6.125% due 12/15/22	33,074
320,000	BB	6.100% due 6/10/23	354,047
80,000	BB	6.000% due 12/19/23	88,765
110,000	BB	5.125% due 5/28/24	116,193
		Santander Holdings USA Inc., Senior Unsecured Notes:
219,000	BBB+	3.450% due 8/27/18	222,139
16,000	BBB+	3.700% due 3/28/22(a)	16,331
30,000	BBB+	4.500% due 7/17/25	31,439
		Santander UK Group Holdings PLC, Senior Unsecured Notes:
180,000	BBB	2.875% due 10/16/20	183,187
165,000	BBB	2.875% due 8/5/21	166,474
		Santander UK PLC:
900,000	A	Senior Unsecured Notes, 1.650% due 9/29/17	900,208
170,000	BBB-	Subordinated Notes, 7.950% due 10/26/29	217,591
600,000	BBB-	Standard Chartered PLC, Subordinated Notes, 5.700% due 3/26/44(a)	699,285
140,000	A-	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes, 2.058% due 7/14/21	138,698
230,000	A+	UBS AG, Senior Unsecured Notes, 2.200% due 6/8/20(a)	231,122
		US Bancorp, Senior Unsecured Notes:
80,000	A+	2.375% due 7/22/26	77,176
160,000	A+	3.150% due 4/27/27	163,111
470,000	BBB	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% (3-Month USD-LIBOR + 0.930%)(b)(c)	474,259
1,580,000	A	Wachovia Corp., Company Guaranteed Notes, 5.750% due 2/1/18	1,606,799
		Wells Fargo & Co.:
60,000	BBB	Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 3.990%)(b)(c)	66,675
		Senior Unsecured Notes:
249,000	A	2.600% due 7/22/20	253,212
415,000	A	2.625% due 7/22/22	418,228
41,000	A	3.550% due 9/29/25	42,497
870,000	A	3.000% due 10/23/26	861,188
980,000	A	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(b)	1,003,312
		Subordinated Notes:
330,000	A-	3.450% due 2/13/23	340,161
169,000	A-	4.480% due 1/16/24	183,466
750,000	A-	4.300% due 7/22/27	801,553
30,000	A-	5.375% due 11/2/43	35,224

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 6.7% — (continued)
$110,000	A-	5.606% due 1/15/44	$133,112
280,000	A-	4.650% due 11/4/44	298,814
450,000	A-	4.900% due 11/17/45	497,814
260,000	A-	4.400% due 6/14/46	270,434
160,000	A-	4.750% due 12/7/46	174,211
		Wells Fargo Bank NA:
590,000	AA-	Senior Unsecured Notes, 2.150% due 12/6/19	594,604
250,000	A	Subordinated Notes, 6.000% due 11/15/17	252,180
100,000	BBB	Wells Fargo Capital X, Limited Guaranteed Notes, 5.950% due 12/15/36	113,750
380,000	AA-	Westpac Banking Corp., Senior Unsecured Notes, 4.875% due 11/19/19	404,598

		Total Banks	47,755,534

Beverages — 0.7%
		Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes:
200,000	A-	2.650% due 2/1/21	204,225
90,000	A-	3.300% due 2/1/23	93,573
920,000	A-	3.650% due 2/1/26	958,592
145,000	A-	4.700% due 2/1/36	161,935
569,000	A-	4.900% due 2/1/46	651,269
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
290,000	A-	5.000% due 4/15/20	313,314
200,000	A-	2.500% due 7/15/22	202,379
60,000	A-	3.750% due 7/15/42	58,540
545,000	A-	Coca-Cola Femsa SAB de CV, Company Guaranteed Notes, 4.625% due 2/15/20	580,506
275,000	BBB-	Constellation Brands Inc., Company Guaranteed Notes, 6.000% due 5/1/22	316,736
173,000	A-	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	187,271
160,000	A-	Diageo Investment Corp., Company Guaranteed Notes, 2.875% due 5/11/22	165,151
197,000	BB-	DS Services of America Inc., Secured Notes, 10.000% due 9/1/21(a)	208,918
		Molson Coors Brewing Co., Company Guaranteed Notes:
135,000	BBB-	1.900% due 3/15/19(a)	134,923
80,000	BBB-	2.250% due 3/15/20(a)	80,381
50,000	BBB-	3.500% due 5/1/22	52,218
		PepsiCo Inc., Senior Unsecured Notes:
60,000	A+	2.375% due 10/6/26	58,207
60,000	A+	3.450% due 10/6/46	57,617
190,000	BBB-	Pernod Ricard SA, Senior Unsecured Notes, 4.450% due 1/15/22(a)	204,961

		Total Beverages	4,690,716

Biotechnology — 0.4%
		Amgen Inc., Senior Unsecured Notes:
260,000	A	1.900% due 5/10/19	260,386
60,000	A	2.200% due 5/11/20	60,458
70,000	A	3.625% due 5/22/24	73,276
300,000	A	4.400% due 5/1/45	314,494
54,000	A	4.563% due 6/15/48	57,966
118,000	A	4.663% due 6/15/51	128,256
		Celgene Corp., Senior Unsecured Notes:
90,000	BBB+	2.875% due 8/15/20	92,355
60,000	BBB+	3.550% due 8/15/22	62,945
260,000	BBB+	3.875% due 8/15/25	275,608
410,000	BBB+	5.000% due 8/15/45	470,009
		Gilead Sciences Inc., Senior Unsecured Notes:
15,000	A	2.500% due 9/1/23	14,986
410,000	A	3.700% due 4/1/24	434,972
60,000	A	3.650% due 3/1/26	63,117

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Biotechnology — 0.4% — (continued)
$50,000	A	2.950% due 3/1/27	$49,771
85,000	A	4.800% due 4/1/44	94,771
355,000	A	4.750% due 3/1/46	397,955
225,000	A	4.150% due 3/1/47	231,541

		Total Biotechnology	3,082,866

Building Products — 0.0%
30,000	BBB+	Johnson Controls International PLC, Senior Unsecured Notes, step bond to yield, 4.625% due 7/2/44	33,293

Capital Markets — 1.2%
		Bank of New York Mellon Corp. (The),
		Senior Unsecured Notes:
355,000	A	2.600% due 2/7/22	360,817
195,000	A	3.400% due 5/15/24	203,592
312,000	A	3.442% (3-Month USD-LIBOR + 1.069%) due 2/7/28(b)	323,027
120,000	A2e(d)	Subordinated Notes, 3.300% due 8/23/29	120,986
21,000	BB	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000% (3-Month USD-LIBOR + 0.768%)(b)(c)	18,951
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
1,300,000	BBB+	5.950% due 1/18/18	1,320,448
1,675,000	BBB+	6.150% due 4/1/18	1,717,249
389,000	BBB+	2.900% due 7/19/18	392,914
34,000	BBB+	2.625% due 1/31/19	34,363
885,000	BBB+	7.500% due 2/15/19	955,512
257,000	BBB+	2.550% due 10/23/19	260,194
140,000	BBB+	2.300% due 12/13/19	140,953
810,000	BBB+	6.000% due 6/15/20	894,065
40,000	BBB+	5.250% due 7/27/21	44,087
150,000	BBB+	3.500% due 11/16/26	151,294
210,000	BBB+	6.250% due 2/1/41	278,855
210,000	BBB+	4.750% due 10/21/45	235,154
		Subordinated Notes:
220,000	BBB-	4.250% due 10/21/25	230,810
460,000	BBB-	6.750% due 10/1/37	607,804
290,000	BBB-	5.150% due 5/22/45	331,666
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17(e)(f)(r)	—

		Total Capital Markets	8,622,741

Chemicals — 0.2%
		Air Liquide Finance SA, Company Guaranteed Notes:
200,000	A-	1.750% due 9/27/21(a)	196,576
200,000	A-	2.500% due 9/27/26(a)	193,410
150,000	BB-	Axalta Coating Systems LLC, Company Guaranteed Notes, 4.875% due 8/15/24(a)	153,750
16,000	BBB	Dow Chemical Co. (The), Senior Unsecured Notes, 4.375% due 11/15/42	16,481
61,000	BBB	Eastman Chemical Co., Senior Unsecured Notes, 3.800% due 3/15/25	63,396
45,000	A-	EI du Pont de Nemours & Co., Senior Unsecured Notes, 2.200% due 5/1/20	45,387
51,000	BBB	LYB International Finance BV, Company Guaranteed Notes, 4.875% due 3/15/44	55,432
200,000	BBB	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	226,589
		Monsanto Co., Senior Unsecured Notes:
60,000	BBB	3.375% due 7/15/24	61,710
30,000	BBB	4.400% due 7/15/44	30,970
200,000	BBB-	OCP SA, Senior Unsecured Notes, 4.500% due 10/22/25(a)	202,560
60,000	BBB+	Potash Corp. of Saskatchewan Inc., Senior Unsecured Notes, 4.875% due 3/30/20	63,661
160,000	BBB	Sherwin-Williams Co. (The), Senior Unsecured Notes, 2.750% due 6/1/22	161,390

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Chemicals — 0.2% — (continued)
$115,000	BB	Valvoline Inc., Company Guaranteed Notes, 5.500% due 7/15/24(a)	$122,331
100,000	BBB	Westlake Chemical Corp., Company Guaranteed Notes, 4.875% due 5/15/23	104,500

		Total Chemicals	1,698,143

Commercial Services & Supplies — 0.3%
		Cintas Corp. No 2, Company Guaranteed Notes:
100,000	BBB+	2.900% due 4/1/22	102,695
110,000	BBB+	3.700% due 4/1/27	116,191
72,000	BB+	Clean Harbors Inc., Company Guaranteed Notes, 5.125% due 6/1/21	73,440
110,000	A-	Ecolab Inc., Senior Unsecured Notes, 4.350% due 12/8/21	119,791
84,000	BB+	IHS Markit Ltd., Company Guaranteed Notes, 5.000% due 11/1/22(a)	92,022
460,000	AAA	Northwestern University, Unsecured Notes, 3.688% due 12/1/38	488,946
		Republic Services Inc., Senior Unsecured Notes:
500,000	BBB+	3.800% due 5/15/18	507,397
150,000	BBB+	3.200% due 3/15/25	153,360
20,000	BBB+	2.900% due 7/1/26	19,938
210,000	BB-	United Rentals North America Inc., Company Guaranteed Notes, 5.750% due 11/15/24	225,551
		Waste Management Inc., Company Guaranteed Notes:
40,000	A-	4.600% due 3/1/21	43,256
100,000	A-	3.500% due 5/15/24	105,177
70,000	A-	7.375% due 5/15/29	94,013
150,000	B+	West Corp., Company Guaranteed Notes, 5.375% due 7/15/22(a)	152,063

		Total Commercial Services & Supplies	2,293,840

Communications Equipment — 0.1%
		Cisco Systems Inc., Senior Unsecured Notes:
100,000	AA-	4.450% due 1/15/20	106,454
37,000	AA-	2.200% due 2/28/21	37,413
108,000	AA-	1.850% due 9/20/21	107,546
140,000	AA-	2.200% due 9/20/23	139,213
160,000	AA-	2.500% due 9/20/26	156,515

		Total Communications Equipment	547,141

Consumer Finance — 0.5%
350,000	BBB-	Discover Financial Services, Senior Unsecured Notes, 3.750% due 3/4/25	353,375
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
500,000	BBB	1.724% due 12/6/17	500,333
420,000	BBB	5.000% due 5/15/18	429,088
300,000	BBB	2.875% due 10/1/18	303,080
320,000	BBB	8.125% due 1/15/20	362,053
		General Motors Financial Co., Inc., Company Guaranteed Notes:
175,000	BBB	3.250% due 5/15/18	176,790
170,000	BBB	3.450% due 4/10/22	173,321
165,000	BBB	4.350% due 1/17/27	169,762
		Hyundai Capital America, Senior Unsecured Notes:
60,000	A-	2.125% due 10/2/17(a)	59,999
75,000	A-	2.400% due 10/30/18(a)	75,146
65,000	A-	2.500% due 3/18/19(a)	65,225
20,000	A-	2.550% due 4/3/20(a)	20,089
218,000	A-	3.000% due 10/30/20(a)	220,910
200,000	A-	Hyundai Capital Services Inc., Senior Unsecured Notes, 3.000% due 8/29/22(a)	199,895
80,000	B+	Navient Corp., Senior Unsecured Notes, 8.000% due 3/25/20	88,500
210,000	AA-	Toyota Motor Credit Corp., Senior Unsecured Notes, 1.250% due 10/5/17	209,998

		Total Consumer Finance	3,407,564

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Containers & Packaging — 0.1%
$115,000	BB+	Graphic Packaging International Inc., Company Guaranteed Notes, 4.125% due 8/15/24	$119,169
170,000	BBB	WestRock Co., Company Guaranteed Notes, 3.000% due 9/15/24(a)	171,027
		WestRock RKT Co., Company Guaranteed Notes:
100,000	BBB	3.500% due 3/1/20	103,161
39,000	BBB	4.900% due 3/1/22	42,876
20,000	BBB	4.000% due 3/1/23	21,271

		Total Containers & Packaging	457,504

Diversified Financial Services — 1.8%
		American Express Co., Senior Unsecured Notes:
500,000	BBB+	1.550% due 5/22/18	499,976
72,000	BBB+	2.650% due 12/2/22	73,143
		Bear Stearns Cos. LLC (The), Company Guaranteed Notes:
20,000	A-	6.400% due 10/2/17	19,982
2,280,000	A-	7.250% due 2/1/18	2,330,952
975,000	AAA	CDP Financial Inc., Company Guaranteed Notes, 4.400% due 11/25/19(a)	1,030,514
100,000	BBB+	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(a)	131,191
900,000	BBB+	Farmers Exchange Capital II, Subordinated Notes, 6.151% (3-Month USD-LIBOR + 3.744%) due 11/1/53(a)(b)	1,035,540
		GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes:
607,000	AA-	2.342% due 11/15/20	614,716
804,000	AA-	4.418% due 11/15/35	877,824
340,000	A-	HSBC Finance Corp., Subordinated Notes, 6.676% due 1/15/21	386,888
1,090,000	BBB-	International Lease Finance Corp., Senior Secured Notes, 7.125% due 9/1/18(a)	1,144,709
		John Deere Capital Corp., Senior Unsecured Notes:
90,000	A	2.250% due 4/17/19	90,992
70,000	A	1.700% due 1/15/20	69,935
230,000	A	2.650% due 1/6/22	234,701
30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(a)	34,530
30,000	A-	Nomura Holdings Inc., Senior Unsecured Notes, 2.750% due 3/19/19	30,382
65,000	A-	ORIX Corp., Senior Unsecured Notes, 2.900% due 7/18/22	65,691
289,560	BBB-	Pipeline Funding Co. LLC, Senior Secured Notes, 7.500% due 1/15/30(a)	348,260
950,000	AA-	Protective Life Global Funding, Senior Secured Notes, 1.769% (3-Month USD-LIBOR + 0.550%) due 6/8/18(a)(b)	953,361
100,000	BB	Quicken Loans Inc., Company Guaranteed Notes, 5.750% due 5/1/25(a)	105,250
		State Street Corp.:
430,000	BBB	Junior Subordinated Notes, 4.956% due 3/15/18	437,306
		Senior Unsecured Notes:
30,000	A	2.550% due 8/18/20	30,666
25,000	A	1.950% due 5/19/21	24,936
60,000	A	2.650% due 5/19/26	59,375
235,000	BBB-	Synchrony Financial, Senior Unsecured Notes, 2.700% due 2/3/20	237,422
		UBS Group Funding Switzerland AG, Company Guaranteed Notes:
650,000	A-	3.491% due 5/23/23(a)	669,574
200,000	A-	4.125% due 9/24/25(a)	212,369
310,000	A-	4.253% due 3/23/28(a)	329,628
		Visa Inc., Senior Unsecured Notes:
290,000	A+	3.150% due 12/14/25	298,893
107,000	A+	4.150% due 12/14/35	117,353
278,000	A+	4.300% due 12/14/45	311,396

		Total Diversified Financial Services	12,807,455

Diversified Telecommunication Services — 1.3%
		AT&T Inc., Senior Unsecured Notes:
260,000	BBB+	5.500% due 2/1/18	263,986
10,000	BBB+	5.800% due 2/15/19	10,556

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Diversified Telecommunication Services — 1.3% — (continued)
$98,000	BBB+	4.600% due 2/15/21	$104,702
540,000	BBB+	3.200% due 3/1/22	552,730
400,000	BBB+	3.800% due 3/15/22	418,651
365,000	BBB+	3.000% due 6/30/22	369,445
290,000	BBB+	3.400% due 5/15/25	289,420
300,000	BBB+	4.250% due 3/1/27	311,720
430,000	BBB+	3.900% due 8/14/27	434,626
245,000	BBB+	4.500% due 5/15/35	240,654
70,000	BBB+	4.900% due 8/14/37	70,938
110,000	BBB+	4.350% due 6/15/45	100,177
650,000	BBB+	4.750% due 5/15/46	625,394
435,000	BBB+	5.450% due 3/1/47	459,148
388,000	BBB+	4.500% due 3/9/48	360,457
190,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 1.950% due 9/19/21(a)	186,781
75,000	CCC+	Intelsat Jackson Holdings SA, Company Guaranteed Notes, 9.750% due 7/15/25(a)	76,500
26,000	BBB-	Motorola Solutions Inc., Senior Unsecured Notes, 4.000% due 9/1/24	26,729
		Verizon Communications Inc., Senior Unsecured Notes:
240,000	BBB+	1.865% (3-Month USD-LIBOR + 0.550%) due 5/22/20(b)	240,233
135,000	BBB+	4.500% due 9/15/20	144,918
485,000	BBB+	3.000% due 11/1/21	496,923
792,000	BBB+	5.150% due 9/15/23	886,326
210,000	BBB+	2.625% due 8/15/26	197,380
280,000	BBB+	4.125% due 3/16/27	290,357
220,000	Baa1(d)	4.500% due 8/10/33	223,264
196,000	BBB+	4.400% due 11/1/34	196,856
200,000	BBB+	4.272% due 1/15/36	195,148
150,000	BBB+	5.250% due 3/16/37	162,322
715,000	BBB+	4.862% due 8/21/46	710,799
210,000	BBB+	5.500% due 3/16/47	227,899
80,000	BBB+	4.522% due 9/15/48	75,515
50,000	BBB+	5.012% due 4/15/49	50,176
35,000	BBB+	5.012% due 8/21/54	34,584
200,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.250% due 1/15/26(a)	208,750

		Total Diversified Telecommunication Services	9,244,064

Electric Utilities — 2.0%
17,000	A-	Alabama Power Co., Senior Unsecured Notes, 5.200% due 6/1/41	20,413
150,000	A-	Baltimore Gas & Electric Co., Senior Unsecured Notes, 3.750% due 8/15/47	152,048
115,000	A-	Berkshire Hathaway Energy Co., Senior Unsecured Notes, 6.500% due 9/15/37	157,282
215,000	BBB+	Cleveland Electric Illuminating Co. (The), Senior Secured Notes, 7.880% due 11/1/17	216,913
30,000	BBB	CMS Energy Corp., Senior Unsecured Notes, 3.000% due 5/15/26	29,810
35,000	BBB	Dominion Energy Inc., Junior Subordinated Notes, 2.579% due 7/1/20	35,359
100,000	A	DTE Electric Co., General Refinance Mortgage, 3.700% due 3/15/45	102,285
		Duke Energy Carolinas LLC, 1st Mortgage Notes:
145,000	A	2.950% due 12/1/26	146,639
500,000	A	4.250% due 12/15/41	547,658
		Duke Energy Corp., Senior Unsecured Notes:
410,000	BBB+	3.550% due 9/15/21	430,231
490,000	BBB+	3.050% due 8/15/22	503,190
195,000	A	Duke Energy Florida LLC, 1st Mortgage Notes, 5.900% due 3/1/33	246,390
750,000	BBB-	Duquesne Light Holdings Inc., Senior Unsecured Notes, 6.400% due 9/15/20(a)	841,144
15,000	BBB	Emera US Finance LP, Company Guaranteed Notes, 2.150% due 6/15/19	15,029
15,000	BBB	Enel Finance International NV, Company Guaranteed Notes, 2.875% due 5/25/22(a)	15,175
35,000	BBB	Entergy Corp., Senior Unsecured Notes, 2.950% due 9/1/26	34,317

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Electric Utilities — 2.0% — (continued)
$920,000	A	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/1/19	$982,886
		Exelon Corp., Senior Unsecured Notes:
175,000	BBB-	2.850% due 6/15/20	178,961
5,000	BBB-	2.450% due 4/15/21	5,026
10,000	BBB-	3.400% due 4/15/26	10,180
200,000	BBB-	4.950% due 6/15/35	226,832
143,000	BBB-	5.625% due 6/15/35	173,689
		FirstEnergy Corp., Senior Unsecured Notes:
270,000	BB+	3.900% due 7/15/27	276,387
1,130,000	BB+	7.375% due 11/15/31	1,529,427
		Florida Power & Light Co., 1st Mortgage Notes:
10,000	A	5.690% due 3/1/40	13,176
52,000	A	4.050% due 6/1/42	56,336
		Georgia Power Co., Senior Unsecured Notes:
70,000	A-	2.000% due 3/30/20	70,141
80,000	A-	3.250% due 3/30/27	81,099
148,817	BBB+	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20(f)	160,829
600,000	A-	Interstate Power & Light Co., Senior Unsecured Notes, 5.875% due 9/15/18	623,815
350,000	BB+	IPALCO Enterprises Inc., Senior Secured Notes, 5.000% due 5/1/18	354,375
700,000	BBB-	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(a)	768,327
775,000	BBB+	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	913,111
400,000	A+	MidAmerican Energy Co., 1st Mortgage Notes, 4.250% due 5/1/46	438,623
487,147	CCC	Miran Mid-Atlantic Series C Pass-Through Trust, Pass-Thru Certificates, 10.060% due 12/30/28	465,226
50,000	BBB+	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 3.550% due 5/1/27	51,975
70,000	A	Northern States Power Co., 1st Mortgage Notes, 3.600% due 5/15/46	70,807
610,000	A-	Pacific Gas & Electric Co., Senior Unsecured Notes, 6.050% due 3/1/34	796,918
500,000	BBB+	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	520,709
500,000	A	Public Service Electric & Gas Co., 1st Mortgage Notes, 4.000% due 6/1/44	526,379
700,000	A-	Southwestern Electric Power Co., Senior Unsecured Notes, 5.875% due 3/1/18	713,697
		Virginia Electric & Power Co., Senior Unsecured Notes:
125,000	BBB+	6.000% due 5/15/37	164,910
25,000	BBB+	6.350% due 11/30/37	33,808
50,000	BBB+	4.000% due 1/15/43	52,538
595,000	BBB+	4.000% due 11/15/46	629,892

		Total Electric Utilities	14,383,962

Electrical Equipment — 0.0%
20,000	A	ABB Finance USA Inc., Company Guaranteed Notes, 4.375% due 5/8/42	22,047

Electronic Equipment, Instruments & Components — 0.1%
10,000	BBB-	Avnet Inc., Senior Unsecured Notes, 4.625% due 4/15/26	10,494
303,000	BBB-	Jabil Inc., Senior Unsecured Notes, 8.250% due 3/15/18	313,605
20,000	A-	Tyco Electronics Group SA, Company Guaranteed Notes, 3.450% due 8/1/24	20,951

		Total Electronic Equipment, Instruments & Components	345,050

Energy Equipment & Services — 0.1%
400,000	AA-	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(a)	433,755
30,000	BBB	Williams Partners LP/ACMP Finance Corp., Senior Unsecured Notes, 4.875% due 3/15/24	31,351

		Total Energy Equipment & Services	465,106

Food & Staples Retailing — 0.2%
		CVS Health Corp., Senior Unsecured Notes:
550,000	BBB+	1.900% due 7/20/18	551,587
5,000	BBB+	2.800% due 7/20/20	5,111

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Food & Staples Retailing — 0.2% — (continued)
$340,000	BBB+	2.750% due 12/1/22	$344,614
116,000	BBB+	3.875% due 7/20/25	122,036
175,000	BBB+	5.125% due 7/20/45	202,575
187,816	BBB+	CVS Pass-Through Trust, Pass-Thru Certificates, 6.036% due 12/10/28	214,893

		Total Food & Staples Retailing	1,440,816

Food Products — 0.4%
35,000	BB+	Aramark Services Inc., Company Guaranteed Notes, 4.750% due 6/1/26	36,760
54,000	CCC+	Chobani LLC/Chobani Finance Corp., Inc., Company Guaranteed Notes, 7.500% due 4/15/25(a)	58,928
1,130,000	BBB+	Danone SA, Senior Unsecured Notes, 2.077% due 11/2/21(a)	1,116,168
		Kraft Heinz Foods Co.:
		Company Guaranteed Notes:
60,000	BBB-	5.375% due 2/10/20	64,713
130,000	BBB-	3.950% due 7/15/25	134,979
150,000	BBB-	3.000% due 6/1/26	144,779
60,000	BBB-	5.000% due 7/15/35	65,577
90,000	BBB-	5.200% due 7/15/45	98,085
605,000	BBB-	4.375% due 6/1/46	588,969
96,000	BBB-	Secured Notes, 4.875% due 2/15/25(a)	103,194
		WM Wrigley Jr Co., Senior Unsecured Notes:
50,000	A	2.400% due 10/21/18(a)	50,371
140,000	A	2.900% due 10/21/19(a)	142,460

		Total Food Products	2,604,983

Health Care Equipment & Supplies — 0.4%
		Abbott Laboratories, Senior Unsecured Notes:
80,000	BBB	2.900% due 11/30/21	81,459
150,000	BBB	3.750% due 11/30/26	155,253
70,000	BBB	4.750% due 11/30/36	76,983
150,000	BBB	4.900% due 11/30/46	168,358
400,000	AA-	Baylor Scott & White Holdings, Unsecured Notes, 4.185% due 11/15/45	435,028
		Becton Dickinson & Co., Senior Unsecured Notes:
430,000	BBB+	3.363% due 6/6/24	435,925
61,000	BBB+	3.734% due 12/15/24	63,119
60,000	BBB+	4.685% due 12/15/44	63,279
120,000	A	Medtronic Global Holdings SCA, Company Guaranteed Notes, 3.350% due 4/1/27	124,192
		Medtronic Inc., Company Guaranteed Notes:
620,000	A	3.500% due 3/15/25	654,270
80,000	A	5.550% due 3/15/40	100,276
		St Jude Medical LLC, Senior Unsecured Notes:
120,000	BBB	3.250% due 4/15/23	119,881
13,000	BBB	4.750% due 4/15/43	13,084
		Stryker Corp., Senior Unsecured Notes:
20,000	A	3.500% due 3/15/26	20,788
30,000	A	4.625% due 3/15/46	33,209

		Total Health Care Equipment & Supplies	2,545,104

Health Care Providers & Services — 0.8%
		Aetna Inc., Senior Unsecured Notes:
40,000	A	2.800% due 6/15/23	40,640
55,000	A	4.125% due 11/15/42	58,300
40,000	A	3.875% due 8/15/47	41,097
		Anthem Inc., Senior Unsecured Notes:
825,000	A	1.875% due 1/15/18	825,318
410,000	A	3.125% due 5/15/22	423,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Health Care Providers & Services — 0.8% — (continued)
		Cardinal Health Inc., Senior Unsecured Notes:
$70,000	BBB+	2.616% due 6/15/22	$70,438
350,000	BBB+	3.079% due 6/15/24	355,597
30,000	BBB+	Catholic Health Initiatives, Secured Notes, 4.350% due 11/1/42	28,709
175,000	BB+	Centene Corp., Senior Unsecured Notes, 4.750% due 1/15/25	181,125
70,000	A	Cigna Corp., Senior Unsecured Notes, 3.250% due 4/15/25	71,533
102,000	B+	DaVita Inc., Company Guaranteed Notes, 5.000% due 5/1/25	103,663
380,000	BBB-	Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes, 5.625% due 7/31/19(a)	405,175
20,000	BBB-	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 5.750% due 2/15/21(a)	22,072
		HCA Inc.:
100,000	B+	Company Guaranteed Notes, 7.500% due 2/15/22	115,500
		Senior Secured Notes:
410,000	BBB-	6.500% due 2/15/20	447,507
40,000	BBB-	5.000% due 3/15/24	42,600
140,000	BBB-	5.250% due 6/15/26	151,025
		Humana Inc., Senior Unsecured Notes:
280,000	BBB+	3.150% due 12/1/22	287,845
30,000	BBB+	3.950% due 3/15/27	31,842
70,000	BBB+	4.625% due 12/1/42	76,830
40,000	BBB+	4.950% due 10/1/44	46,277
500,000	AA-	Kaiser Foundation Hospitals, Company Guaranteed Notes, 3.150% due 5/1/27	507,769
65,000	BB	Molina Healthcare Inc., Company Guaranteed Notes, 5.375% due 11/15/22	68,087
250,000	A-	Northwell Healthcare Inc., Secured Notes, 3.979% due 11/1/46	245,124
		Tenet Healthcare Corp.:
		Senior Secured Notes:
70,000	BB-	4.500% due 4/1/21	71,750
81,000	BB-	4.375% due 10/1/21	82,721
10,000	CCC+	Senior Unsecured Notes, 8.125% due 4/1/22	10,525
		UnitedHealth Group Inc., Senior Unsecured Notes:
460,000	A+	3.375% due 11/15/21	482,469
160,000	A+	3.350% due 7/15/22	168,196
22,000	A+	4.250% due 3/15/43	23,808
190,000	A+	4.750% due 7/15/45	222,031
98,000	BB	WellCare Health Plans Inc., Senior Unsecured Notes, 5.250% due 4/1/25	102,900

		Total Health Care Providers & Services	5,811,473

Hotels, Restaurants & Leisure — 0.2%
		1011778 BC ULC/New Red Finance Inc.:
130,000	B-	Secured Notes, 6.000% due 4/1/22(a)	134,371
113,000	B+	Senior Secured Notes, 4.250% due 5/15/24(a)	114,695
300,000	BB	Churchill Downs Inc., Company Guaranteed Notes, 5.375% due 12/15/21	310,770
115,000	BB+	GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes, 5.375% due 4/15/26	125,063
120,000	BB+	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 4.875% due 4/1/27	127,500
		McDonald’s Corp., Senior Unsecured Notes:
50,000	BBB+	3.500% due 7/15/20	52,228
170,000	BBB+	3.700% due 1/30/26	179,269
40,000	BBB+	3.500% due 3/1/27	41,470
180,000	BBB+	4.600% due 5/26/45	197,987
40,000	BBB+	4.450% due 3/1/47	42,756

		Total Hotels, Restaurants & Leisure	1,326,109

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Household Durables — 0.1%
		Newell Brands Inc., Senior Unsecured Notes:
$70,000	BBB-	3.150% due 4/1/21	$72,055
120,000	BBB-	3.850% due 4/1/23	127,119
100,000	BBB-	4.200% due 4/1/26	106,721
150,000	BB-	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Company Guaranteed Notes, 5.250% due 4/15/21(a)	153,682

		Total Household Durables	459,577

Household Products — 0.0%
90,000	BB-	Central Garden & Pet Co., Company Guaranteed Notes, 6.125% due 11/15/23	96,300
225,000	B+	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes, 5.750% due 10/15/20	229,475

		Total Household Products	325,775

Independent Power and Renewable Electricity Producers — 0.0%
90,000	BB	AES Corp., Senior Unsecured Notes, 4.875% due 5/15/23	92,475

Industrial Conglomerates — 0.5%
		Eaton Corp., Company Guaranteed Notes:
80,000	A-	1.500% due 11/2/17	79,983
526,000	A-	2.750% due 11/2/22	534,261
185,000	A-	4.150% due 11/2/42	191,691
		General Electric Co.:
		Senior Unsecured Notes:
72,000	AA-	4.650% due 10/17/21	79,483
1,025,000	AA-	1.795% (3-Month USD-LIBOR + 0.480%) due 8/15/36(b)	917,298
122,000	AA-	6.150% due 8/7/37	162,693
258,000	AA-	6.875% due 1/10/39	376,858
190,000	AA-	4.500% due 3/11/44	212,542
141,000	A+	Subordinated Notes, 5.300% due 2/11/21	156,343
500,000	A+	Siemens Financieringsmaatschappij NV, Company Guaranteed Notes, 2.350% due 10/15/26(a)	476,690

		Total Industrial Conglomerates	3,187,842

Insurance — 0.7%
		American International Group Inc., Senior Unsecured Notes:
10,000	BBB+	4.875% due 6/1/22	11,066
55,000	BBB+	4.375% due 1/15/55	54,582
		Aon PLC, Company Guaranteed Notes:
80,000	A-	3.875% due 12/15/25	85,329
46,000	A-	4.450% due 5/24/43	47,839
34,000	A-	4.600% due 6/14/44	36,912
80,000	A-	4.750% due 5/15/45	88,572
40,000	A-	Arch Capital Finance LLC, Company Guaranteed Notes, 4.011% due 12/15/26	42,191
400,000	AA	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 4.400% due 5/15/42	441,126
		Berkshire Hathaway Inc., Senior Unsecured Notes:
45,000	AA	2.750% due 3/15/23	46,063
30,000	AA	3.125% due 3/15/26	30,745
		Chubb INA Holdings Inc., Company Guaranteed Notes:
60,000	A	2.300% due 11/3/20	60,678
70,000	A	3.350% due 5/3/26	72,559
44,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	46,579
605,000	AA	Jackson National Life Global Funding, Senior Secured Notes, 1.875% due 10/15/18(a)	606,612
		Marsh & McLennan Cos., Inc., Senior Unsecured Notes:
190,000	A-	2.750% due 1/30/22	193,946
20,000	A-	3.500% due 6/3/24	20,901
40,000	A-	3.500% due 3/10/25	41,777

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Insurance — 0.7% — (continued)
$11,000	A-	3.750% due 3/14/26	$11,671
70,000	A-	4.350% due 1/30/47	76,345
1,020,000	BBB	MetLife Inc., Junior Subordinated Notes, 6.400% due 12/15/36	1,178,100
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 3.536% (3-Month USD-LIBOR + 2.290%) due 12/15/24(a)(b)	851,296
		Principal Financial Group Inc., Company Guaranteed Notes:
35,000	BBB+	3.125% due 5/15/23	36,016
25,000	BBB+	3.100% due 11/15/26	25,267
10,000	BBB+	4.625% due 9/15/42	11,114
140,000	A	Prudential Financial Inc., Senior Unsecured Notes, 7.375% due 6/15/19	153,571
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
24,000	AA-	6.850% due 12/16/39(a)	33,688
320,000	AA-	4.900% due 9/15/44(a)	364,335
19,000	BBB	Voya Financial Inc., Company Guaranteed Notes, 2.900% due 2/15/18	19,114
238,000	BBB	Willis North America Inc., Company Guaranteed Notes, 3.600% due 5/15/24	245,404

		Total Insurance	4,933,398

Internet & Direct Marketing Retail — 0.2%
		Amazon.com Inc., Senior Unsecured Notes:
40,000	AA-	3.800% due 12/5/24	43,160
525,000	AA-	3.150% due 8/22/27(a)	535,565
99,000	AA-	4.800% due 12/5/34	113,484
80,000	AA-	3.875% due 8/22/37(a)	82,788
160,000	AA-	4.950% due 12/5/44	187,161
147,000	AA-	4.050% due 8/22/47(a)	151,870
70,000	AA-	4.250% due 8/22/57(a)	73,159
90,000	B+	Netflix Inc., Senior Unsecured Notes, 5.500% due 2/15/22	97,200

		Total Internet & Direct Marketing Retail	1,284,387

IT Services — 0.1%
		International Business Machines Corp., Senior Unsecured Notes:
180,000	A+	1.875% due 5/15/19	180,840
150,000	A+	2.875% due 11/9/22	154,170

		Total IT Services	335,010

Life Sciences Tools & Services — 0.1%
		Thermo Fisher Scientific Inc., Senior Unsecured Notes:
315,000	BBB	3.600% due 8/15/21	330,367
20,000	BBB	2.950% due 9/19/26	19,812

		Total Life Sciences Tools & Services	350,179

Media — 1.1%
		21st Century Fox America Inc., Company Guaranteed Notes:
30,000	BBB+	4.500% due 2/15/21	32,283
25,000	BBB+	6.200% due 12/15/34	31,475
10,000	BBB+	6.900% due 8/15/39	13,587
80,000	BB+	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes, 5.125% due 5/1/27(a)	82,600
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
595,000	BBB-	4.464% due 7/23/22	630,011
130,000	BBB-	4.908% due 7/23/25	139,488
10,000	BBB-	6.384% due 10/23/35	11,477
385,000	BBB-	6.484% due 10/23/45	443,826
215,000	BBB-	5.375% due 5/1/47(a)	220,396
160,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	214,379

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Media — 1.1% — (continued)
		Comcast Corp., Company Guaranteed Notes:
$30,000	A-	5.875% due 2/15/18	$30,582
430,000	A-	5.700% due 5/15/18	442,580
37,000	A-	2.350% due 1/15/27	34,866
270,000	A-	3.300% due 2/1/27	275,427
30,000	A-	6.500% due 11/15/35	39,535
40,000	A-	6.450% due 3/15/37	52,915
20,000	A-	6.950% due 8/15/37	27,864
10,000	A-	6.550% due 7/1/39	13,551
61,000	A-	4.650% due 7/15/42	66,613
190,000	A-	3.400% due 7/15/46	174,116
265,000	BBB	Cox Communications Inc., Senior Unsecured Notes, 3.150% due 8/15/24(a)	265,347
225,000	B	CSC Holdings LLC, Senior Unsecured Notes, 8.625% due 2/15/19	246,375
46,000	BBB-	Discovery Communications LLC, Company Guaranteed Notes, 4.875% due 4/1/43	44,430
		DISH DBS Corp., Company Guaranteed Notes:
20,000	B+	5.125% due 5/1/20	21,100
150,000	B+	5.875% due 7/15/22	162,563
370,000	BBB-	Myriad International Holdings BV, Company Guaranteed Notes, 4.850% due 7/6/27(a)	388,315
		NBCUniversal Media LLC, Company Guaranteed Notes:
40,000	A-	5.150% due 4/30/20	43,482
170,000	A-	4.375% due 4/1/21	184,067
171,000	A-	4.450% due 1/15/43	181,197
30,000	BBB+	Omnicom Group Inc., Company Guaranteed Notes, 3.600% due 4/15/26	30,580
70,000	BB+	TEGNA Inc., Company Guaranteed Notes, 5.500% due 9/15/24(a)	73,938
		Time Warner Cable LLC, Senior Secured Notes:
500,000	BBB-	6.750% due 7/1/18	519,644
54,000	BBB-	8.750% due 2/14/19	58,989
410,000	BBB-	8.250% due 4/1/19	448,073
200,000	BBB-	5.000% due 2/1/20	212,509
140,000	BBB-	4.125% due 2/15/21	146,090
385,000	BBB-	4.000% due 9/1/21	401,491
230,000	BBB-	7.300% due 7/1/38	284,470
20,000	BBB-	5.875% due 11/15/40	21,531
100,000	BBB-	5.500% due 9/1/41	102,816
40,000	BBB-	Time Warner Entertainment Co. LP, Senior Secured Notes, 8.375% due 7/15/33	53,878
		Time Warner Inc., Company Guaranteed Notes:
60,000	BBB	4.700% due 1/15/21	64,669
110,000	BBB	4.750% due 3/29/21	119,006
234,000	BBB	3.875% due 1/15/26	239,230
230,000	BBB	3.800% due 2/15/27	231,997
30,000	BBB	6.250% due 3/29/41	36,006
		Viacom Inc., Senior Unsecured Notes:
40,000	BBB-	4.250% due 9/1/23	41,499
10,000	BBB-	3.875% due 4/1/24	10,133

		Total Media	7,610,996

Metals & Mining — 0.4%
30,000	BB+	ArcelorMittal, Senior Unsecured Notes, 7.500% due 10/15/39	35,625
		Barrick Gold Corp., Senior Unsecured Notes:
107,000	BBB-	4.100% due 5/1/23	117,798
40,000	BBB-	5.250% due 4/1/42	46,239
		Barrick North America Finance LLC, Company Guaranteed Notes:
34,000	BBB-	4.400% due 5/30/21	36,806
70,000	BBB-	5.700% due 5/30/41	84,774
90,000	BBB-	5.750% due 5/1/43	111,288

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Metals & Mining — 0.4% — (continued)
		BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
$150,000	A	5.000% due 9/30/43	$178,014
310,000	BBB+	6.750% (5-Year USD Swap Rate + 5.093%) due 10/19/75(a)(b)	360,375
		Freeport-McMoRan Inc., Company Guaranteed Notes:
78,000	BB-	6.125% due 6/15/19	79,306
30,000	BB-	4.000% due 11/14/21	30,165
10,000	BB-	5.450% due 3/15/43	9,350
330,000	BBB	Glencore Finance Canada Ltd., Company Guaranteed Notes, 2.700% due 10/25/17(a)	324,743
		Glencore Funding LLC, Company Guaranteed Notes:
20,000	BBB	4.125% due 5/30/23(a)	20,876
210,000	BBB	4.625% due 4/29/24(a)	223,570
280,000	BBB	4.000% due 3/27/27(a)	284,078
660,000	BBB	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	707,977
260,000	BBB-	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	298,610

		Total Metals & Mining	2,949,594

Multiline Retail — 0.0%
50,000	BB+	Dollar Tree Inc., Company Guaranteed Notes, 5.750% due 3/1/23	53,000
		Target Corp., Senior Unsecured Notes:
100,000	A	2.500% due 4/15/26	96,099
50,000	A	3.625% due 4/15/46	47,112

		Total Multiline Retail	196,211

Multi-Utilities — 0.0%
20,000	BBB	Black Hills Corp., Senior Unsecured Notes, 3.150% due 1/15/27	19,842
95,000	A-	CenterPoint Energy Resources Corp., Senior Unsecured Notes, 4.100% due 9/1/47	97,113

		Total Multi-Utilities	116,955

Oil, Gas & Consumable Fuels — 2.8%
140,000	BBB	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	176,265
		Anadarko Petroleum Corp., Senior Unsecured Notes:
70,000	BBB	4.850% due 3/15/21	74,466
200,000	BBB	3.450% due 7/15/24	198,809
180,000	BBB	5.550% due 3/15/26	201,258
40,000	BBB	6.450% due 9/15/36	46,898
220,000	BBB	4.500% due 7/15/44	207,651
40,000	BBB	6.600% due 3/15/46	48,686
		Apache Corp., Senior Unsecured Notes:
230,000	BBB	3.250% due 4/15/22	234,285
43,000	BBB	6.000% due 1/15/37	49,712
309,000	BBB	5.100% due 9/1/40	323,231
120,000	BBB	4.750% due 4/15/43	119,199
60,000	BBB	4.250% due 1/15/44	55,968
		BP Capital Markets PLC, Company Guaranteed Notes:
110,000	A-	3.245% due 5/6/22	114,587
230,000	A-	3.216% due 11/28/23	236,809
270,000	A-	3.814% due 2/10/24	287,509
300,000	A-	3.506% due 3/17/25	313,351
94,000	BBB+	Canadian Natural Resources Ltd., Senior Unsecured Notes, 3.850% due 6/1/27	94,238
430,000	BBB	Cenovus Energy Inc., Senior Unsecured Notes, 5.700% due 10/15/19	452,198
138,000	BB-	Cheniere Corpus Christi Holdings LLC, Senior Secured Notes, 5.125% due 6/30/27(a)	143,175
		Chevron Corp., Senior Unsecured Notes:
125,000	AA-	2.895% due 3/3/24	128,274
330,000	AA-	2.954% due 5/16/26	334,003

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.8% — (continued)
		Cimarex Energy Co.:
$362,000	BBB-	Company Guaranteed Notes, 4.375% due 6/1/24	$384,415
416,000	BBB-	Senior Unsecured Notes, 3.900% due 5/15/27	423,125
530,000	A+	CNOOC Finance 2015 USA LLC, Company Guaranteed Notes, 3.500% due 5/5/25	544,526
95,000	BBB-	Concho Resources Inc., Company Guaranteed Notes, 5.500% due 10/1/22	97,909
30,000	BB+	Continental Resources Inc., Company Guaranteed Notes, 4.500% due 4/15/23	29,625
		Devon Energy Corp., Senior Unsecured Notes:
148,000	BBB	3.250% due 5/15/22	149,937
200,000	BBB	5.850% due 12/15/25(g)	229,181
190,000	BBB	5.600% due 7/15/41	203,497
59,000	BBB	5.000% due 6/15/45	60,079
72,000	BB-	Diamondback Energy Inc., Company Guaranteed Notes, 4.750% due 11/1/24	72,540
		Ecopetrol SA, Senior Unsecured Notes:
95,000	BBB	4.125% due 1/16/25	95,475
650,000	BBB	5.875% due 5/28/45	634,953
285,000	BBB-	El Paso Natural Gas Co. LLC, Company Guaranteed Notes, 8.625% due 1/15/22	346,066
		Energy Transfer LP, Senior Unsecured Notes:
178,000	BBB-	4.750% due 1/15/26	187,695
300,000	BBB-	8.250% due 11/15/29	395,363
40,000	BBB-	4.900% due 3/15/35	39,753
120,000	BBB-	5.150% due 3/15/45	116,615
		EnLink Midstream Partners LP, Senior Unsecured Notes:
40,000	BBB-	2.700% due 4/1/19	40,070
30,000	BBB-	4.850% due 7/15/26	31,460
87,000	BB	Ensco PLC, Senior Unsecured Notes, 8.000% due 1/31/24(g)	78,735
		Enterprise Products Operating LLC, Company Guaranteed Notes:
130,000	BBB+	6.300% due 9/15/17	129,942
60,000	BBB+	3.700% due 2/15/26	62,085
130,000	BBB+	4.900% due 5/15/46	141,233
		EOG Resources Inc., Senior Unsecured Notes:
125,000	BBB+	2.450% due 4/1/20	125,999
90,000	BBB+	4.150% due 1/15/26	96,076
70,000	BBB+	3.900% due 4/1/35	69,821
140,000	CCC-	EP Energy LLC/Everest Acquisition Finance Inc., Company Guaranteed Notes, 6.375% due 6/15/23	80,500
		Exxon Mobil Corp., Senior Unsecured Notes:
380,000	AA+	3.043% due 3/1/26	391,084
70,000	AA+	4.114% due 3/1/46	75,148
		Halliburton Co., Senior Unsecured Notes:
220,000	BBB+	3.800% due 11/15/25	227,663
20,000	BBB+	4.850% due 11/15/35	21,758
50,000	BBB+	5.000% due 11/15/45	54,389
		Hess Corp., Senior Unsecured Notes:
10,000	BBB-	7.300% due 8/15/31	11,600
45,000	BBB-	5.800% due 4/1/47	45,145
		Kerr-McGee Corp., Company Guaranteed Notes:
200,000	BBB	6.950% due 7/1/24	236,665
75,000	BBB	7.875% due 9/15/31	97,031
		Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
120,000	BBB-	6.850% due 2/15/20	132,648
460,000	BBB-	6.500% due 4/1/20	505,402
140,000	BBB-	5.400% due 9/1/44	144,067
		Kinder Morgan Inc., Company Guaranteed Notes:
40,000	BBB-	3.050% due 12/1/19	40,658
110,000	BBB-	5.550% due 6/1/45	117,120

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.8% — (continued)
$35,000	BBB-	5.050% due 2/15/46	$35,008
40,000	BBB	Marathon Petroleum Corp., Senior Unsecured Notes, 4.750% due 9/15/44	38,949
		MPLX LP, Senior Unsecured Notes:
210,000	BBB-	4.875% due 6/1/25	225,321
110,000	BBB-	5.200% due 3/1/47	113,918
320,000	BBB+	NiSource Finance Corp., Company Guaranteed Notes, 3.490% due 5/15/27	328,086
		Noble Energy Inc., Senior Unsecured Notes:
60,000	BBB	4.150% due 12/15/21	63,593
160,000	BBB	3.900% due 11/15/24	164,345
120,000	BBB	3.850% due 1/15/28	120,577
110,000	BBB	5.250% due 11/15/43	113,173
60,000	BBB	4.950% due 8/15/47	60,601
30,000	B+	Oasis Petroleum Inc., Company Guaranteed Notes, 6.875% due 3/15/22	29,325
		Occidental Petroleum Corp., Senior Unsecured Notes:
100,000	A	3.125% due 2/15/22	103,743
90,000	A	3.400% due 4/15/26	92,523
90,000	A	4.625% due 6/15/45	98,405
1,000,000	BBB-	Panhandle Eastern Pipe Line Co. LP, Senior Unsecured Notes, 8.125% due 6/1/19	1,095,591
1,090,000	BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 5.375% due 1/27/21	1,130,003
33,000	A-	Petro-Canada, Senior Unsecured Notes, 6.800% due 5/15/38	44,229
		Petroleos Mexicanos, Company Guaranteed Notes:
400,000	BBB+	6.000% due 3/5/20	432,400
510,000	BBB+	3.500% due 1/30/23	506,812
19,000	BBB+	6.625% due 6/15/35	20,805
35,000	BBB+	6.500% due 6/2/41	37,065
		Pioneer Natural Resources Co., Senior Unsecured Notes:
49,000	BBB	3.950% due 7/15/22	51,751
163,000	BBB	4.450% due 1/15/26	176,565
175,000	BBB-	Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes, 4.500% due 12/15/26	179,594
		QEP Resources Inc., Senior Unsecured Notes:
120,000	BB+	6.875% due 3/1/21	125,100
25,000	BB+	5.375% due 10/1/22	24,188
25,000	BB+	5.250% due 5/1/23	23,875
		Range Resources Corp., Company Guaranteed Notes:
20,000	BB+	5.875% due 7/1/22(a)	20,500
110,000	BB+	5.000% due 3/15/23(a)	109,175
30,000	BB+	4.875% due 5/15/25	28,875
110,000	BB+	Rockies Express Pipeline LLC, Senior Unsecured Notes, 6.000% due 1/15/19(a)	114,263
135,000	BBB-	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.625% due 3/1/25	149,135
		Schlumberger Holdings Corp., Senior Unsecured Notes:
170,000	AA-	3.000% due 12/21/20(a)	174,644
120,000	AA-	4.000% due 12/21/25(a)	127,223
20,000	AA-	Schlumberger Norge AS, Company Guaranteed Notes, 4.200% due 1/15/21(a)	21,222
		Shell International Finance BV, Company Guaranteed Notes:
180,000	A	4.375% due 3/25/20	191,836
260,000	A	2.875% due 5/10/26	261,740
114,000	A	4.550% due 8/12/43	125,278
220,000	A	4.375% due 5/11/45	237,066
40,000	A	4.000% due 5/10/46	40,745
58,000	BBB+	Southern Natural Gas Co. LLC, Senior Unsecured Notes, 8.000% due 3/1/32	79,603
		Spectra Energy Partners LP, Senior Unsecured Notes:
110,000	BBB+	4.750% due 3/15/24	120,629
90,000	BBB+	3.375% due 10/15/26	89,976
35,000	BBB-	Sunoco Logistics Partners Operations LP, Company Guaranteed Notes, 5.350% due 5/15/45	34,789

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.8% — (continued)
$800,000	BBB+	Texas Eastern Transmission LP, Senior Unsecured Notes, 2.800% due 10/15/22(a)	$798,191
280,000	BBB	Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 7.850% due 2/1/26	365,327
66,500	BB	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(a)	69,991
60,000	BB-	Whiting Petroleum Corp., Company Guaranteed Notes, 6.250% due 4/1/23	55,950
116,000	BB+	Williams Cos., Inc. (The), Senior Unsecured Notes, 8.750% due 3/15/32	149,060

		Total Oil, Gas & Consumable Fuels	19,608,388

Paper & Forest Products — 0.0%
40,000	BBB-	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	42,510
		Georgia-Pacific LLC, Senior Unsecured Notes:
40,000	A+	3.600% due 3/1/25(a)	41,740
60,000	A+	7.750% due 11/15/29	85,067

		Total Paper & Forest Products	169,317

Personal Products — 0.0%
290,000	A+	Unilever Capital Corp., Company Guaranteed Notes, 1.800% due 5/5/20	290,823

Pharmaceuticals — 1.1%
		AbbVie Inc., Senior Unsecured Notes:
100,000	A-	3.600% due 5/14/25	103,532
40,000	A-	4.300% due 5/14/36	41,780
389,000	A-	4.450% due 5/14/46	409,507
		Allergan Funding SCS, Company Guaranteed Notes:
200,000	BBB	2.350% due 3/12/18	200,676
690,000	BBB	3.000% due 3/12/20	704,536
150,000	BBB	3.450% due 3/15/22	155,995
655,000	BBB	3.800% due 3/15/25	685,985
200,000	BBB	4.550% due 3/15/35	215,753
94,000	BBB	4.750% due 3/15/45	103,244
		AstraZeneca PLC, Senior Unsecured Notes:
150,000	BBB+	2.375% due 6/12/22	149,848
200,000	BBB+	3.375% due 11/16/25	204,988
34,000	BBB-	Baxalta Inc., Company Guaranteed Notes, 5.250% due 6/23/45	39,544
200,000	A-	Bayer US Finance LLC, Company Guaranteed Notes, 3.000% due 10/8/21(a)	205,294
186,000	A+	Bristol-Myers Squibb Co., Senior Unsecured Notes, 3.250% due 2/27/27	192,143
80,000	AA-	Eli Lilly & Co., Senior Unsecured Notes, 3.100% due 5/15/27	81,996
180,000	A+	GlaxoSmithKline Capital PLC, Company Guaranteed Notes, 2.850% due 5/8/22	184,920
		Johnson & Johnson, Senior Unsecured Notes:
400,000	AAA	2.450% due 3/1/26	395,888
80,000	AAA	2.950% due 3/3/27	81,856
110,000	AAA	3.625% due 3/3/37	115,274
500,000	BBB+	Medco Health Solutions Inc., Company Guaranteed Notes, 7.125% due 3/15/18	514,438
90,000	AA	Merck & Co., Inc., Senior Unsecured Notes, 2.750% due 2/10/25	90,827
94,000	BBB-	Mylan NV, Company Guaranteed Notes, 3.950% due 6/15/26	95,852
140,000	AA-	Novartis Capital Corp., Company Guaranteed Notes, 3.100% due 5/17/27	143,365
40,000	AA	Pfizer Inc., Senior Unsecured Notes, 4.125% due 12/15/46	42,981
725,000	BBB-	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 1.900% due 9/23/19	723,405
165,000	BBB	Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes, 2.950% due 12/18/22	158,045
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
115,000	BBB	1.400% due 7/20/18	114,174
120,000	BBB	2.200% due 7/21/21	114,363
750,000	BBB	2.800% due 7/21/23	707,727
150,000	BBB	3.150% due 10/1/26(g)	138,229

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Pharmaceuticals — 1.1% — (continued)
		Valeant Pharmaceuticals International Inc., Company Guaranteed Notes:
$300,000	B-	5.500% due 3/1/23(a)	$253,500
335,000	B-	6.125% due 4/15/25(a)	283,912
130,000	AA	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	172,716

		Total Pharmaceuticals	7,826,293

Real Estate Investment Trusts (REITs) — 1.0%
700,000	BBB	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 2.750% due 1/15/20	708,206
50,000	A-	AvalonBay Communities Inc., Senior Unsecured Notes, 3.450% due 6/1/25	51,743
400,000	A-	Boston Properties LP, Senior Unsecured Notes, 2.750% due 10/1/26	385,335
464,000	BBB	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 3.849% due 4/15/23	489,538
		Crown Castle International Corp., Senior Unsecured Notes:
10,000	BBB-	3.400% due 2/15/21	10,347
350,000	BBB-	3.200% due 9/1/24	351,986
15,000	BBB-	3.700% due 6/15/26	15,245
100,000	BBB-	4.750% due 5/15/47	105,336
80,000	A-	ERP Operating LP, Senior Unsecured Notes, 4.500% due 7/1/44	86,393
		HCP Inc., Senior Unsecured Notes:
525,000	BBB	3.750% due 2/1/19	535,664
555,000	BBB	4.250% due 11/15/23	595,357
120,000	BBB-	Host Hotels & Resorts LP, Senior Unsecured Notes, 4.750% due 3/1/23	129,858
60,000	BBB+	Realty Income Corp., Senior Unsecured Notes, 3.000% due 1/15/27	58,135
69,000	B+	SBA Communications Corp., Senior Unsecured Notes, 4.875% due 9/1/24	71,415
400,000	BBB-	SL Green Realty Corp., Company Guaranteed Notes, 7.750% due 3/15/20	447,748
125,000	BBB+	Ventas Realty LP, Company Guaranteed Notes, 3.750% due 5/1/24	129,475
1,240,000	BBB+	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 2.700% due 4/1/20	1,256,411
654,000	BBB+	WEA Finance LLC/Westfield UK & Europe Finance PLC, Company Guaranteed Notes, 2.700% due 9/17/19(a)	660,890
695,000	BBB+	Welltower Inc., Senior Unsecured Notes, 4.950% due 1/15/21	751,308

		Total Real Estate Investment Trusts (REITs)	6,840,390

Road & Rail — 0.1%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
50,000	A	4.375% due 9/1/42	53,999
4,000	A	4.550% due 9/1/44	4,452
10,000	A	3.900% due 8/1/46	10,202
90,000	A	4.125% due 6/15/47	94,864
170,000	BBB+	CSX Corp., Senior Unsecured Notes, 2.600% due 11/1/26	164,237
		Norfolk Southern Corp., Senior Unsecured Notes:
50,000	BBB+	2.900% due 6/15/26	50,153
75,000	BBB+	3.150% due 6/1/27	76,239
		Union Pacific Corp., Senior Unsecured Notes:
64,000	A	4.163% due 7/15/22	69,597
64,000	A	3.875% due 2/1/55	64,759

		Total Road & Rail	588,502

Semiconductors & Semiconductor Equipment — 0.2%
		Analog Devices Inc., Senior Unsecured Notes:
60,000	BBB	3.500% due 12/5/26	61,732
20,000	BBB	5.300% due 12/15/45	23,529
30,000	A-	Applied Materials Inc., Senior Unsecured Notes, 4.350% due 4/1/47	32,248
		Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes:
480,000	BBB-	3.000% due 1/15/22(a)	487,009
110,000	BBB-	3.625% due 1/15/24(a)	113,396

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Semiconductors & Semiconductor Equipment — 0.2% — (continued)
		Intel Corp., Senior Unsecured Notes:
$210,000	A+	2.350% due 5/11/22	$212,444
70,000	A+	3.700% due 7/29/25	74,685
50,000	A+	4.900% due 7/29/45	59,282
30,000	A+	4.100% due 5/19/46	31,664
6,000	BBB	KLA-Tencor Corp., Senior Unsecured Notes, 4.650% due 11/1/24	6,573
54,000	BBB+	Lam Research Corp., Senior Unsecured Notes, 2.800% due 6/15/21	55,064
		QUALCOMM Inc., Senior Unsecured Notes:
35,000	A	3.450% due 5/20/25	36,320
79,000	A	4.800% due 5/20/45	87,322
105,000	A3(d)	Xilinx Inc., Senior Unsecured Notes, 2.950% due 6/1/24	106,601

		Total Semiconductors & Semiconductor Equipment	1,387,869

Software — 0.7%
460,000	BBB	Activision Blizzard Inc., Senior Unsecured Notes, 6.125% due 9/15/23(a)	494,435
20,000	BBB	Autodesk Inc., Senior Unsecured Notes, 3.500% due 6/15/27	20,040
70,000	BB+	CDK Global Inc., Senior Unsecured Notes, 5.000% due 10/15/24	74,956
		Fidelity National Information Services Inc.:
19,000	BBB	Company Guaranteed Notes, 3.500% due 4/15/23	19,822
9,000	BBB	Senior Unsecured Notes, 5.000% due 10/15/25	10,222
		First Data Corp., Senior Secured Notes:
136,000	BB	5.375% due 8/15/23(a)	143,480
95,000	BB	5.000% due 1/15/24(a)	99,274
		Microsoft Corp., Senior Unsecured Notes:
190,000	AAA	1.850% due 2/6/20	191,229
80,000	AAA	1.550% due 8/8/21	78,922
195,000	AAA	2.650% due 11/3/22	199,775
105,000	AAA	2.000% due 8/8/23	103,773
270,000	AAA	2.875% due 2/6/24	277,892
70,000	AAA	2.700% due 2/12/25	70,837
110,000	AAA	3.125% due 11/3/25	113,912
785,000	AAA	2.400% due 8/8/26	765,044
660,000	AAA	3.300% due 2/6/27	688,284
10,000	AAA	3.450% due 8/8/36	10,104
20,000	AAA	4.100% due 2/6/37	21,898
350,000	AAA	3.750% due 2/12/45	356,481
170,000	AAA	3.700% due 8/8/46	171,424
30,000	AAA	4.250% due 2/6/47	33,156
130,000	AAA	3.950% due 8/8/56	133,233
80,000	AAA	4.500% due 2/6/57	90,049
		Oracle Corp., Senior Unsecured Notes:
220,000	AA-	1.200% due 10/15/17	219,991
175,000	AA-	2.800% due 7/8/21	180,765
100,000	AA-	4.500% due 7/8/44	110,441
170,000	AA-	4.000% due 7/15/46	175,652
125,000	BB+	Quintiles IMS Inc., Company Guaranteed Notes, 4.875% due 5/15/23(a)	130,625

		Total Software	4,985,716

Specialty Retail — 0.3%
61,000	BBB	Dollar General Corp., Senior Unsecured Notes, 4.150% due 11/1/25	65,529
60,000	A	Home Depot Inc. (The), Senior Unsecured Notes, 3.000% due 4/1/26	61,027
45,000	A-	Lowe’s Cos., Inc., Senior Unsecured Notes, 2.500% due 4/15/26	43,463
		Walgreens Boots Alliance Inc., Senior Unsecured Notes:
845,000	BBB	3.450% due 6/1/26	848,844
25,000	BBB	4.800% due 11/18/44	27,039
45,000	BBB	4.650% due 6/1/46	47,568

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Specialty Retail — 0.3% — (continued)
		Wal-Mart Stores Inc., Senior Unsecured Notes:
$300,000	AA	3.250% due 10/25/20	$314,294
475,000	AA	4.750% due 10/2/43	559,494
73,000	AA	4.300% due 4/22/44	81,650

		Total Specialty Retail	2,048,908

Technology Hardware, Storage & Peripherals — 0.4%
		Apple Inc., Senior Unsecured Notes:
103,000	AA+	2.850% due 5/6/21	106,461
490,000	AA+	2.300% due 5/11/22	494,515
300,000	AA+	2.400% due 5/3/23	301,238
280,000	AA+	2.450% due 8/4/26	272,233
220,000	AA+	3.350% due 2/9/27	227,902
75,000	AA+	3.200% due 5/11/27	76,786
75,000	AA+	3.450% due 2/9/45	72,115
40,000	AA+	4.650% due 2/23/46	45,760
235,000	AA+	3.850% due 8/4/46	239,393
20,000	AA+	4.250% due 2/9/47	21,730
		Dell International LLC/EMC Corp., Senior Secured Notes:
480,000	BBB-	3.480% due 6/1/19(a)	490,769
600,000	BBB-	4.420% due 6/15/21(a)	632,776
		DXC Technology Co., Senior Unsecured Notes:
15,000	BBB	2.875% due 3/27/20	15,266
130,000	BBB	4.250% due 4/15/24	137,326

		Total Technology Hardware, Storage & Peripherals	3,134,270

Textiles, Apparel & Luxury Goods — 0.0%
		Coach Inc., Senior Unsecured Notes:
82,000	BBB-	3.000% due 7/15/22	82,067
110,000	BBB-	4.125% due 7/15/27	110,879

		Total Textiles, Apparel & Luxury Goods	192,946

Tobacco — 0.3%
		Altria Group Inc., Company Guaranteed Notes:
260,000	A-	9.250% due 8/6/19	296,395
130,000	A-	4.750% due 5/5/21	142,189
12,000	A-	5.375% due 1/31/44	14,267
		BAT Capital Corp., Company Guaranteed Notes:
90,000	BBB+	3.222% due 8/15/24(a)	91,251
715,000	BBB+	3.557% due 8/15/27(a)	726,650
250,000	BBB+	4.540% due 8/15/47(a)	259,283
		Philip Morris International Inc., Senior Unsecured Notes:
190,000	A	2.900% due 11/15/21	195,146
60,000	A	4.500% due 3/20/42	64,866
		Reynolds American Inc., Company Guaranteed Notes:
10,000	BBB+	8.125% due 6/23/19	11,069
61,000	BBB+	3.250% due 6/12/20	62,863
50,000	BBB+	4.000% due 6/12/22	53,091
110,000	BBB+	4.450% due 6/12/25	119,316
100,000	BBB+	5.850% due 8/15/45	121,428

		Total Tobacco	2,157,814

Transportation Infrastructure — 0.0%
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
40,000	BB-	5.250% due 8/15/22(a)	41,850
60,000	BB-	5.500% due 2/15/24(a)	62,550

		Total Transportation Infrastructure	104,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Wireless Telecommunication Services — 0.3%
$250,000	BB	Altice US Finance I Corp., Senior Secured Notes, 5.375% due 7/15/23(a)	$262,500
330,000	A-	América Móvil SAB de CV, Company Guaranteed Notes, 5.000% due 3/30/20	355,828
300,000	BBB-	Bharti Airtel Ltd., Senior Unsecured Notes, 4.375% due 6/10/25(a)	305,466
90,000	B	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	111,825
93,000	B+	Sprint Communications Inc., Company Guaranteed Notes, 9.000% due 11/15/18(a)	100,556
		Sprint Corp., Company Guaranteed Notes:
20,000	B	7.250% due 9/15/21	22,100
30,000	B	7.875% due 9/15/23	34,354
50,000	B	7.625% due 2/15/25	56,625
400,000	Baa2(d)	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Asset-Backed, 3.360% due 9/20/21(a)	406,880
		Telefónica Emisiones SAU, Company Guaranteed Notes:
70,000	BBB	5.877% due 7/15/19	75,031
80,000	BBB	5.134% due 4/27/20	86,159
115,000	BB	T-Mobile USA Inc., Company Guaranteed Notes, 5.375% due 4/15/27	123,659

		Total Wireless Telecommunication Services	1,940,983

		TOTAL CORPORATE BONDS & NOTES (Cost — $194,395,817)	202,779,686

MORTGAGE-BACKED SECURITIES — 26.7%
FHLMC — 6.1%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
76,366		6.000% due 2/1/18 — 6/1/39	85,373
803,587		5.000% due 6/1/21 — 6/1/41	882,754
11,966,441		4.000% due 10/1/25 — 7/1/47	12,723,418
67,075		4.500% due 4/1/29	72,069
792,697		5.500% due 1/1/30 — 2/1/40	872,200
10,222,315		3.000% due 3/1/31 — 1/1/47	10,365,809
1,209,536		2.500% due 12/1/31 — 1/1/32	1,227,501
216,700		6.500% due 8/1/37 — 9/1/39	245,017
22,450		7.000% due 3/1/39	25,485
11,113,343		3.500% due 12/1/42 — 7/1/47	11,563,020
4,300,000		3.500% due 10/1/47(h)	4,449,492
600,000		4.000% due 10/1/47(h)	633,234

		TOTAL FHLMC	43,145,372

FNMA — 15.5%
		Federal National Mortgage Association (FNMA):
14,267,806		4.000% due 10/1/19 — 7/1/47	15,183,798
1,911,247		5.500% due 10/1/19 — 9/1/56	2,135,601
1,035,000		4.400% due 2/1/20	1,095,027
1,145,000		3.459% due 11/1/20	1,198,730
472,848		3.540% due 11/1/20	495,697
181,306		6.000% due 9/1/21 — 10/1/35	203,915
1,129,085		3.650% due 11/1/21	1,200,542
1,856,484		5.000% due 6/1/22 — 5/1/42	2,038,150
5,246,131		4.500% due 3/1/24 — 4/1/56	5,680,655
20,486,661		3.500% due 11/1/25 — 3/1/57	21,328,567
1,461,657		2.964% due 5/1/27	1,502,512
3,770,205		2.500% due 11/1/27 — 10/1/42	3,807,752
19,528,715		3.000% due 12/1/27 — 4/1/47	19,898,349
525,000		3.010% due 4/1/28	541,076
545,000		3.050% due 4/1/28	563,624
445,000		3.390% due 1/1/31	466,532
275,000		3.200% due 3/1/31	283,824

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value
FNMA — 15.5% — (continued)
$470,000	2.600% due 10/1/31	$454,445
10,930,000	3.000% due 9/1/32 — 10/1/47(h)	11,149,551
1,400,000	2.500% due 10/1/32(h)	1,417,719
217,295	3.267% (1-Year USD-LIBOR + 1.517%) due 3/1/34(b)	227,854
377,514	3.360% due 7/1/35	389,973
62,196	2.690% (1-Year Treasury Average Rate + 1.898%) due 10/1/35(b)	65,144
50,724	2.713% (1-Year Treasury Average Rate + 1.934%) due 11/1/35(b)	53,195
19,143	2.753% (1-Year Treasury Average Rate + 1.971%) due 11/1/35(b)	20,103
91,674	2.873% (1-Year USD-LIBOR + 1.623%) due 9/1/36(b)	96,909
46,747	7.000% due 4/1/37	52,125
105,580	3.015% (1-Year USD-LIBOR + 1.265%) due 5/1/37(b)	111,985
383,648	6.500% due 9/1/37 — 5/1/40	436,604
2,435,000	3.500% due 9/1/47 — 10/1/47(h)	2,520,904
4,600,000	4.000% due 9/1/47 — 10/1/47(h)	4,860,154
9,490,000	4.500% due 9/1/47(h)	10,210,646
700,000	5.000% due 10/1/47(h)	764,396

	TOTAL FNMA	110,456,058

GNMA — 5.1%
	Government National Mortgage Association (GNMA):
56,580	6.000% due 12/15/33 — 1/15/38	64,198
701,751	5.000% due 10/15/34 — 9/15/40	773,155
60,085	5.500% due 5/15/37 — 6/15/38	66,927
101,498	6.500% due 1/15/38 — 10/15/38	121,246
180,138	4.500% due 3/15/41	195,012
784,152	4.000% due 6/15/41 — 11/15/45	842,142
	Government National Mortgage Association II (GNMA):
1,032	9.000% due 11/20/21	1,108
141,800	6.000% due 7/20/37 — 11/20/40	160,966
1,420,811	4.500% due 1/20/40 — 3/20/46	1,524,729
281,126	5.000% due 7/20/40 — 9/20/41	308,468
355,479	4.000% due 11/20/40 — 7/20/42	377,249
3,793,474	3.000% due 1/20/43 — 12/20/46	3,877,592
8,518,194	3.500% due 6/20/43 — 3/20/47	8,899,079
4,700,000	3.000% due 9/20/47 — 10/20/47(h)	4,792,455
6,055,000	3.500% due 9/20/47 — 10/20/47(h)	6,305,707
3,350,000	4.000% due 9/20/47(h)	3,529,092
3,925,000	4.500% due 9/20/47(h)	4,178,285

	TOTAL GNMA	36,017,410

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $189,228,592)	189,618,840

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 24.5%
U.S. GOVERNMENT OBLIGATIONS — 24.1%
	U.S. Treasury Bonds:
795,000	5.000% due 5/15/37	1,112,301
615,000	4.625% due 2/15/40	829,217
690,000	3.750% due 8/15/41	827,097
2,920,000	3.125% due 11/15/41	3,168,599
100,000	3.125% due 2/15/43	108,191
3,330,000	3.750% due 11/15/43	4,002,634
415,000	3.125% due 8/15/44	449,286
290,000	2.500% due 2/15/45	277,760
23,540,000	3.000% due 5/15/45	24,872,401
625,000	2.875% due 8/15/45	644,287

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 24.1% — (continued)
$3,490,000	2.500% due 2/15/46	$3,332,950
2,724,000	2.875% due 11/15/46	2,805,880
4,083,000	3.000% due 2/15/47	4,312,111
12,165,000	3.000% due 5/15/47	12,853,796
1,980,000	2.750% due 8/15/47	1,990,441
	U.S. Treasury Inflation Indexed Bonds:
296,930	2.125% due 2/15/40	378,185
672,117	0.750% due 2/15/42	658,240
241,739	1.375% due 2/15/44	270,627
2,912,361	0.875% due 2/15/47	2,918,176
	U.S. Treasury Inflation Indexed Notes:
1,178,224	0.125% due 4/15/21	1,183,943
594,266	0.125% due 4/15/22	596,332
1,915,696	0.375% due 7/15/23	1,950,941
493,415	0.625% due 1/15/24	507,032
3,096,418	0.125% due 7/15/26	3,043,064
1,256,420	0.375% due 1/15/27	1,255,569
1,557,146	0.375% due 7/15/27	1,560,782
	U.S. Treasury Notes:
4,925,000	1.250% due 4/30/19	4,920,383
8,560,000	1.250% due 6/30/19	8,549,467
840,000	1.375% due 7/31/19	840,870
3,905,000	1.250% due 8/31/19	3,899,204
1,418,000	1.500% due 4/15/20	1,422,154
5,910,000	1.500% due 5/15/20	5,926,160
5,445,000	1.500% due 6/15/20	5,459,038
2,225,000	1.625% due 6/30/20	2,237,863
870,000	2.000% due 9/30/20	884,137
3,030,000	1.375% due 5/31/21	3,008,399
2,430,000	2.000% due 12/31/21	2,465,453
6,105,000	1.750% due 6/30/22	6,117,401
16,055,000	1.875% due 7/31/22	16,176,040
16,080,000	1.625% due 8/31/22	16,017,502
180,000	1.375% due 9/30/23	175,064
2,675,000	2.000% due 5/31/24	2,688,009
3,725,000	2.000% due 6/30/24	3,740,933
775,000	1.875% due 8/31/24	771,186
7,985,000	2.375% due 5/15/27	8,159,360
1,670,000	2.250% due 8/15/27	1,689,146

	TOTAL U.S. GOVERNMENT OBLIGATIONS	171,057,611

U.S. GOVERNMENT AGENCIES — 0.4%
345,000	Federal Home Loan Bank (FHLB), 4.000% due 9/1/28	390,245
	Federal National Mortgage Association (FNMA):
650,000	zero coupon, due 10/9/19	627,244
405,000	7.125% due 1/15/30	601,864
	Federal National Mortgage Association (FNMA), Principal Strip:
575,000	zero coupon, due 1/15/30(i)	405,620
595,000	zero coupon, due 5/15/30(i)	414,363
	Residual Funding Corp., Principal Strip:
240,000	zero coupon, due 7/15/20(i)	229,232
325,000	zero coupon, due 1/15/21(i)	307,362

	TOTAL U.S. GOVERNMENT AGENCIES	2,975,930

	TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $170,645,234)	174,033,541

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.4%
$270,000	AAA	225 Liberty Street Trust, Series 2016-225L, Class A, 3.597% due 2/10/36(a)	$282,996
2,800,000	CCC	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 1.454% (1-Month USD-LIBOR + 0.220%) due 2/25/37(b)	2,648,063
100,626	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 1.884% (1-Month USD-LIBOR + 0.650%) due 6/25/29(b)	82,591
1,252,140	CCC	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A1B, 1.384% (1-Month USD-LIBOR + 0.150%) due 12/25/36(b)	1,219,106
480,000	AA-	BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.490% due 4/14/33(a)	497,197
68,281	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 3.769% due 7/25/34(b)	69,978
347,708	A+	Bayview Commercial Asset Trust, Series 2007-3, Class A1, 1.472% (1-Month USD-LIBOR + 0.240%) due 7/25/37(a)(b)	327,378
267,654	NR	BCAP LLC, Series 2013-RR1, Class 6A1, 3.462% due 5/26/36(a)(b)	271,530
		Bear Stearns Adjustable Rate Mortgage Trust:
103,230	AA	Series 2005-2, Class A2, 3.636% (1-Year USD-LIBOR + 1.950%) due 3/25/35(b)	104,539
345,025	WD(j)	Series 2007-3, Class 1A1, 3.655% due 5/25/47(b)	329,982
		Bear Stearns ALT-A Trust:
242,361	BBB-	Series 2004-7, Class 2A1, 3.498% due 8/25/34(b)	250,460
165,261	CCC	Series 2005-2, Class 2A4, 3.348% due 4/25/35(b)	163,874
152,590	B	Series 2005-4, Class 23A2, 3.496% due 5/25/35(b)	154,853
586,417	CCC	Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(b)	580,556
565,000	A	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% due 6/11/50(b)	567,750
173,617	BBB	Bear Stearns Structured Products Trust, Series 2007-EMX1, Class A1, 2.234% (1-Month USD-LIBOR + 1.000%) due 3/25/37(a)(b)	174,699
495,377	BB	Bravo Mortgage Asset Trust, Series 2006-1A, Class A2, 1.474% (1-Month USD-LIBOR + 0.240%) due 7/25/36(a)(b)	485,491
1,208,982	BB+	Centex Home Equity Loan Trust, Series 2006-A, Class AV4, 1.484% (1-Month USD-LIBOR + 0.250%) due 6/25/36(b)	1,199,529
545,000	AAA	CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% due 3/13/35(a)	569,022
167,393	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 3.487% due 2/25/37(b)	166,948
		Chevy Chase Funding LLC Mortgage-Backed Certificates:
1,019,733	A+	Series 2004-2A, Class A1, 1.504% (1-Month USD-LIBOR + 0.270%) due 5/25/35(a)(b)	967,785
2,161,307	CCC	Series 2004-2A, Class B1, 1.704% due 5/25/35(a)(b)	1,587,081
		Citigroup Commercial Mortgage Trust:
620,000	Aaa(d)	Series 2013-375P, Class A, 3.251% due 5/10/35(a)	644,688
300,000	BB(j)	Series 2014-GC19, Class E, 4.565% due 3/10/47(a)(b)	229,962
140,000	Aa1(d)	Series 2014-GC25, Class AS, 4.017% due 10/10/47	148,796
440,000	Aaa(d)	Series 2015-GC27, Class A5, 3.137% due 2/10/48	450,135
420,000	BBB-(j)	Series 2015-GC33, Class D, 3.172% due 9/10/58	335,990
215,000	Aaa(d)	Series 2017-P7, Class A4, 3.712% due 4/14/50	229,856
		Citigroup/Deutsche Bank Commercial Mortgage Trust:
60,000	D	Series 2006-CD3, Class AJ, 5.688% due 10/15/48	31,949
2,067,501	AA+	Series 2017-CD4, Class XA, 1.484% due 5/10/50(b)(k)	194,169
200,000	Aaa(d)	Series 2017-CD5, Class A4, 3.431% due 8/15/50	209,022
338,405	Aa2(d)	Colony Mortgage Capital Ltd., Series 2014-FL2, Class B, 3.681% (1-Month USD-LIBOR + 2.450%) due 11/10/31(a)(b)	339,063
191,100	AA+	Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A, 6.372% due 12/10/49(b)	190,960
		Commercial Mortgage Trust:
265,000	AAA(j)	Series 2013-300P, Class A1, 4.353% due 8/10/30(a)	291,619
190,000	AA-(j)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(b)	205,189
260,000	BB	Series 2013-CR9, Class E, 4.397% due 7/10/45(a)(b)	206,938
535,000	Aaa(d)	Series 2013-CR11, Class A3, 3.983% due 8/10/50	579,251
40,000	Aa3(d)	Series 2013-CR12, Class B, 4.762% due 10/10/46(b)	43,595

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.4% — (continued)
$20,000	A3(d)	Series 2013-CR12, Class C, 5.252% due 10/10/46(b)	$21,081
265,000	AAA(j)	Series 2014-277P, Class A, 3.732% due 8/10/49(a)(b)	280,969
205,000	Aaa(d)	Series 2014-CR17, Class A5, 3.977% due 5/10/47	221,472
140,000	AAA	Series 2014-CR18, Class A5, 3.828% due 7/15/47	149,591
685,000	AAA	Series 2014-CR18, Class ASB, 3.452% due 7/15/47	718,640
210,000	A-(j)	Series 2014-CR21, Class C, 4.564% due 12/10/47(b)	213,523
345,000	Aaa(d)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	371,693
290,000	AAA(j)	Series 2015-3BP, Class A, 3.178% due 2/10/35(a)	297,804
5,318,980	Aa1(d)	Series 2015-CR25, Class XA, 1.103% due 8/10/48(b)(k)	305,466
270,000	AAA	Series 2016-787S, Class A, 3.545% due 2/10/36(a)	282,975
		Core Industrial Trust:
100,000	AAA	Series 2015-CALW, Class A, 3.040% due 2/10/34(a)	103,375
180,000	AAA	Series 2015-TEXW, Class A, 3.077% due 2/10/34(a)	185,667
1,600,000	BB-	Series 2015-TEXW, Class E, 3.977% due 2/10/34(a)(b)	1,600,689
377,018	CCC	Countrywide Alternative Loan Trust, Series 2005-24, Class 4A1, 1.465% (1-Month USD-LIBOR + 0.230%) due 7/20/35(b)	369,107
		Countrywide Asset-Backed Certificates:
216,913	CCC	Series 2006-SD3, Class A1, 1.564% (1-Month USD-LIBOR + 0.330%) due 7/25/36(a)(b)	203,746
922,875	CCC	Series 2007-4, Class A4W, 5.051% due 4/25/47	904,512
356,422	AA	Series 2007-13, Class 2A2, 2.034% (1-Month USD-LIBOR + 0.800%) due 10/25/47(b)	353,770
		Countrywide Home Loan Mortgage Pass-Through Trust:
144,008	D	Series 2005-11, Class 3A3, 2.417% due 4/25/35(b)	111,581
66,528	WR(d)	Series 2005-11, Class 6A1, 1.834% (1-Month USD-LIBOR + 0.600%) due 3/25/35(b)	61,341
		Credit Suisse Commercial Mortgage Capital Trust:
3,389,551	Caa3(d)	Series 2006-7, Class 3A2, 5.966% (1-Month USD-LIBOR + 7.200%) due 8/25/36(b)(f)(k)	745,710
290,000	B-	Series 2014-USA, Class F, 4.373% due 9/15/37(a)	250,812
1,001,819	NR	Series 2015-5R, Class 1A1, 1.066% due 9/27/46(a)	993,895
240,000	Aaa(d)	Series 2017-LSTK, Class A, 2.761% due 4/5/33(a)	244,055
		Credit Suisse Commercial Mortgage Trust:
45,827	Caa3(d)	Series 2006-C3, Class AJ, 6.454% due 6/15/38(b)	24,970
23,026	Caa1(d)	Series 2006-C5, Class AJ, 5.373% due 12/15/39	21,367
187,874	B+	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1, 4.500% due 7/25/20	189,514
295,000	Aaa(d)	Credit Suisse USA CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.505% due 4/15/50	309,521
84,008	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 2.031% (1-Month USD-LIBOR + 0.800%) due 11/19/44(b)	78,489
551,358	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 3.784% (1-Month USD-LIBOR + 2.550%) due 9/25/33(b)	545,986
		Federal Home Loan Mortgage Corp. (FHLMC), Interest Strips:
149,922	NR	Series 334, Class S7, 4.873% (1-Month USD-LIBOR + 6.100%) due 8/15/44(b)(k)	31,794
188,478	NR	Series 353, Class S1, 4.773% (1-Month USD-LIBOR + 6.000%) due 12/15/46(b)(k)	42,223
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
8,053	NR	Series 1865, Class DA, 28.371% (11th District Cost of Funds Index + 31.310%) due 2/15/24(b)(k)	5,384
96,027	NR	Series 3451, Class SB, 4.803% (1-Month USD-LIBOR + 6.030%) due 5/15/38(b)(k)	13,541
128,339	NR	Series 3621, Class SB, 5.003% (1-Month USD-LIBOR + 6.230%) due 1/15/40(b)(k)	22,374
555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	627,662
1,585,571	NR	Series 3866, Class SA, 4.723% (1-Month USD-LIBOR + 5.950%) due 5/15/41(b)(k)	235,509
598,502	NR	Series 3947, Class SG, 4.723% (1-Month USD-LIBOR + 5.950%) due 10/15/41(b)(k)	99,037
40,219	NR	Series 3973, Class SA, 5.263% (1-Month USD-LIBOR + 6.490%) due 12/15/41(b)(k)	8,437
490,937	NR	Series 4203, Class PS, 5.023% (1-Month USD-LIBOR + 6.250%) due 9/15/42(b)(k)	82,735
333,677	NR	Series 4210, Class Z, 3.000% due 5/15/43	315,070
261,363	NR	Series 4239, Class IO, 3.500% due 6/15/27(k)	26,834
279,807	NR	Series 4316, Class XZ, 4.500% due 3/15/44	322,305

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.4% — (continued)
$147,885	NR	Series 4335, Class SW, 4.773% (1-Month USD-LIBOR + 6.000%) due 5/15/44(b)(k)	$27,891
773,971	NR	Series 4639, Class HZ, step bond to yield, 1.750% due 4/15/53	741,199
133,492	NR	Series R007, Class ZA, 6.000% due 5/15/36	150,972
		Federal National Mortgage Association (FNMA), ACES:
409,431	NR	Series 2006-M2, Class A2A, 5.271% due 10/25/32(b)	437,359
19,086,622	NR	Series 2013-M7, Class X2, 0.317% due 12/27/22(b)(k)	180,113
169,377	NR	Series 2014-M12, Class FA, 1.563% (1-Month USD-LIBOR + 0.300%) due 10/25/21(b)	169,481
49,075	NR	Series 2015-M7, Class AB2, 2.502% due 12/25/24	48,497
6,079,794	NR	Series 2015-M7, Class X2, 0.615% due 12/25/24(b)(k)	192,030
21,242,469	NR	Series 2015-M8, Class X2, 0.273% due 1/25/25(b)(k)	237,172
400,000	NR	Series 2016-M7, Class A2, 2.499% due 9/25/26	395,018
100,000	NR	Series 2017-M8, Class A2, 3.061% due 5/25/27(b)	103,795
340,000	NR	Series 2017-M10, Class AV2, 2.646% due 7/25/24(b)	346,770
468,436	Baa2(d)	Federal National Mortgage Association (FNMA), Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 2.684% (1-Month USD-LIBOR + 1.450%) due 1/25/29(a)(b)	473,676
92,759	NR	Federal National Mortgage Association (FNMA), Grantor Trust, Series 2000-T6, Class A3, 4.548% due 11/25/40(b)	91,776
		Federal National Mortgage Association (FNMA), Interest Strip:
209,470	NR	Series 409, Class C13, 3.500% due 11/25/41(k)	35,002
389,257	NR	Series 409, Class C18, 4.000% due 4/25/42(k)	69,007
58,107	NR	Series 409, Class C22, 4.500% due 11/25/39(k)	12,725
		Federal National Mortgage Association (FNMA), REMICS:
42,042	NR	Series 2004-38, Class FK, 1.584% (1-Month USD-LIBOR + 0.350%) due 5/25/34(b)	42,107
232,149	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	247,572
913,098	NR	Series 2006-51, Class SP, 5.416% (1-Month USD-LIBOR + 6.650%) due 3/25/36(b)(k)	147,703
442,853	NR	Series 2007-68, Class SC, 5.466% (1-Month USD-LIBOR + 6.700%) due 7/25/37(b)(k)	78,145
879,932	NR	Series 2008-18, Class SM, 5.766% (1-Month USD-LIBOR + 7.000%) due 3/25/38(b)(k)	145,906
1,222,649	NR	Series 2011-8, Class ZA, 4.000% due 2/25/41	1,292,754
557,118	NR	Series 2011-87, Class SG, 5.316% (1-Month USD-LIBOR + 6.550%) due 4/25/40(b)(k)	72,252
260,886	NR	Series 2011-90, Class QI, 5.000% due 5/25/34(k)	17,490
770,000	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	870,567
182,528	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	207,425
271,558	NR	Series 2012-51, Class B, 7.000% due 5/25/42	314,453
39,612	NR	Series 2012-70, Class YS, 5.416% (1-Month USD-LIBOR + 6.650%) due 2/25/41(b)(k)	5,205
217,392	NR	Series 2012-74, Class SA, 5.416% (1-Month USD-LIBOR + 6.650%) due 3/25/42(b)(k)	36,264
36,232	NR	Series 2012-75, Class AO, zero coupon, due 3/25/42(i)	33,426
342,194	NR	Series 2012-118, Class CI, 3.500% due 12/25/39(k)	36,583
165,863	NR	Series 2012-133, Class CS, 4.916% (1-Month USD-LIBOR + 6.150%) due 12/25/42(b)(k)	36,709
624,480	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	723,075
507,503	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	566,787
137,342	NR	Series 2013-54, Class BS, 4.916% (1-Month USD-LIBOR + 6.150%) due 6/25/43(b)(k)	30,005
414,303	NR	Series 2016-60, Class QS, 4.866% (1-Month USD-LIBOR + 6.100%) due 9/25/46(b)(k)	72,915
		FHLMC Multifamily Structured Pass-Through Certificates:
256,407	AAA(j)	Series K016, Class X1, 1.686% due 10/25/21(b)(k)	13,345
655,000	NR	Series K151, Class A3, 3.511% due 4/25/30	701,845
897,525	Aaa(d)	Series KF02, Class A2, 1.782% (1-Month USD-LIBOR + 0.550%) due 7/25/20(b)	898,379
391,814	NR	Series KIR2, Class A1, 2.748% due 3/25/27	402,441
338,546	NR	Series KW02, Class A1, 2.896% due 4/25/26	350,622
		FHLMC Structured Agency Credit Risk Debt Notes:
739,000	Ba2(d)	Series 2016-DNA1, Class M3, 6.782% (1-Month USD-LIBOR + 5.550%) due 7/25/28(b)	875,726
600,000	BBB-(j)	Series 2016-DNA4, Class M2, 2.534% (1-Month USD-LIBOR + 1.300%) due 3/25/29(b)	606,927
655,000	B+(j)	Series 2017-DNA2, Class M2, 4.684% (1-Month USD-LIBOR + 3.450%) due 10/25/29(b)	686,119
600,000	AAA	Flagship CLO VIII Ltd., Series 2014-8A, Class AR, 2.554% (3-Month USD-LIBOR + 1.250%) due 1/16/26(a)(b)	602,482

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.4% — (continued)
$1,740,000	Aaa(d)	Ford Credit Floorplan Master Owner Trust A, Series 2015-2, Class A2, 1.797% (1-Month USD-LIBOR + 0.570%) due 1/15/22(b)	$1,755,532
978,503	AAA	Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.401% due 12/13/28(a)	1,072,814
		GAHR Commercial Mortgage Trust:
106,952	AAA	Series 2015-NRF, Class AFL1, 2.526% (1-Month USD-LIBOR + 1.300%) due 12/15/34(a)(b)	107,203
505,000	BBB-	Series 2015-NRF, Class DFX, 3.495% due 12/15/34(a)(b)	512,212
141,299	BB+	GE Business Loan Trust, Series 2006-1A, Class C, 1.647% (1-Month USD-LIBOR + 0.420%) due 5/15/34(a)(b)	130,692
		Government National Mortgage Association (GNMA):
2,044,756	NR	Series 2008-51, Class GS, 5.002% (1-Month USD-LIBOR + 6.230%) due 6/16/38(b)(k)	388,982
28,585	NR	Series 2010-31, Class GS, 5.269% (1-Month USD-LIBOR + 6.500%) due 3/20/39(b)(k)	1,849
104,441	NR	Series 2010-85, Class HS, 5.419% (1-Month USD-LIBOR + 6.650%) due 1/20/40(b)(k)	12,903
10,352	NR	Series 2010-107, Class SG, 4.919% (1-Month USD-LIBOR + 6.150%) due 2/20/38(b)(k)	133
381,140	NR	Series 2013-53, Class OI, 3.500% due 4/20/43(k)	56,107
3,382,609	NR	Series 2013-85, Class IA, 0.740% due 3/16/47(b)(k)	137,262
1,863,894	NR	Series 2014-105, Class IO, 0.961% due 6/16/54(b)(k)	110,134
153,882	NR	Series 2015-167, Class OI, 4.000% due 4/16/45(k)	30,979
160,354	NR	Series 2016-84, Class IG, 4.500% due 11/16/45(k)	31,643
91,022	NR	Series 2016-135, Class SB, 4.872% (1-Month USD-LIBOR + 6.100%) due 10/16/46(b)(k)	20,861
		GS Mortgage Securities Trust:
335,000	Aaa(d)	Series 2015-GC32, Class A4, 3.764% due 7/10/48	358,344
5,449,285	Aa1(d)	Series 2015-GS1, Class XA, 0.975% due 11/10/48(b)(k)	290,463
		Harborview Mortgage Loan Trust:
255,719	A+	Series 2004-5, Class 2A6, 3.239% due 6/19/34(b)	258,128
105,084	WD(j)	Series 2006-2, Class 1A, 3.523% due 2/25/36(b)	83,412
18,138	A+	HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3, 1.424% (1-Month USD-LIBOR + 0.190%) due 12/25/35(b)	18,181
63,859	D	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 3.319% due 9/25/35(b)	61,030
1,113,981	CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 1.394% (1-Month USD-LIBOR + 0.160%) due 8/25/36(b)	497,470
		JP Morgan Mortgage Trust:
532,333	Aaa(d)	Series 2017-1, Class A4, 3.500% due 1/25/47(a)(b)	549,164
410,224	Aaa(d)	Series 2017-2, Class A6, 3.000% due 5/25/47(a)(b)	418,236
		JPMBB Commercial Mortgage Securities Trust:
40,000	Aa3(d)	Series 2013-C17, Class B, 5.049% due 1/15/47(b)	43,203
350,000	BB(j)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(b)	219,181
240,000	A3(d)	Series 2014-C24, Class C, 4.572% due 11/15/47(b)	243,573
120,000	Aaa(d)	Series 2015-C31, Class A3, 3.801% due 8/15/48	128,737
		JPMorgan Chase Commercial Mortgage Securities Trust:
960,000	D	Series 2007-CB18, Class AJ, 5.502% due 6/12/47(b)	833,323
116,098	Aaa(d)	Series 2011-C5, Class A3, 4.171% due 8/15/46	124,066
175,000	Aaa(d)	Series 2011-C5, Class AS, 5.587% due 8/15/46(a)(b)	193,921
370,000	Aa1(d)	Series 2011-C5, Class B, 5.587% due 8/15/46(a)(b)	408,024
460,000	AA	Series 2012-HSBC, Class C, 4.021% due 7/5/32(a)	485,330
650,000	AA	Series 2014-FL6, Class B, 3.507% (1-Month USD-LIBOR + 2.280%) due 11/15/31(a)(b)	647,346
150,000	A-	Series 2014-PHH, Class C, 3.327% (1-Month USD-LIBOR + 2.100%) due 8/15/27(a)(b)	150,184
242,831	AAA	Series 2015-SGP, Class A, 2.927% (1-Month USD-LIBOR + 1.700%) due 7/15/36(a)(b)	244,124
465,458	Aa1(d)	JPMorgan Trust, Series 2015-5, Class A9, 2.856% due 5/25/45(a)(b)	468,173
		LB-UBS Commercial Mortgage Trust:
173,406	AAA	Series 2007-C6, Class AM, 6.114% due 7/15/40(b)	173,329
160,000	A-	Series 2007-C7, Class AM, 6.427% due 9/15/45(b)	160,508
78,845	Ca(d)	Lehman XS Trust, Series 2005-7N, Class 1A1B, 1.534% (1-Month USD-LIBOR + 0.300%) due 12/25/35(b)	56,401

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.4% — (continued)
$358,500	AAA	Limerock CLO II Ltd., Series 2014-2A, Class AR, 2.604% (3-Month USD-LIBOR + 1.300%) due 4/18/26(a)(b)	$360,146
268,588	AAA	Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 3.027% (1-Month USD-LIBOR + 1.800%) due 9/15/28(a)(b)	269,457
275,000	Aaa(d)	Magnetite IX Ltd., Series 2014-9A, Class A1R, 2.314% (3-Month USD-LIBOR + 1.000%) due 7/25/26(a)(b)	276,042
133,209	A+	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, 3.427% due 11/21/34(b)	136,938
506,660	AA+	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 3.285% due 10/25/32(b)	512,004
343,251	CCC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 1.484% (1-Month USD-LIBOR + 0.250%) due 7/25/37(b)	238,478
		Merrill Lynch Mortgage Investors Trust:
32,214	A+	Series 2004-A3, Class 4A3, 3.803% due 5/25/34(b)	32,240
598,416	BBB	Series 2005-2, Class 2A, 3.480% (1-Year CMT Index + 2.250%) due 10/25/35(b)	604,813
718,886	AA+	Mid-State Capital Corp. Trust, Series 2004-1, Class A, 6.005% due 8/15/37	782,170
		ML-CFC Commercial Mortgage Trust:
119,132	Caa1(d)	Series 2007-5, Class AJ, 5.450% due 8/12/48(b)	99,983
210,000	D	Series 2007-9, Class AJ, 6.193% due 9/12/49(b)	177,082
		Morgan Stanley Bank of America Merrill Lynch Trust:
30,000	Aaa(d)	Series 2013-C10, Class A4, 4.219% due 7/15/46(b)(l)	32,708
500,000	Aaa(d)	Series 2013-C13, Class A4, 4.039% due 11/15/46(l)	541,490
370,000	Aaa(d)	Series 2014-C16, Class A5, 3.892% due 6/15/47(l)	397,604
260,000	A-(j)	Series 2016-C30, Class C, 4.270% due 9/15/49(b)(l)	264,948
488,976	AAA	New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750% due 11/25/56(a)(b)	511,437
580,000	AAA	One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614% due 2/10/32(a)	611,401
1,940,000	CCC	Park Place Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-WHQ4, Class M2, 1.724% (1-Month USD-LIBOR + 0.490%) due 9/25/35(b)	1,902,142
670,000	BBB-	People’s Choice Home Loan Securities Trust, Series 2004-1, Class M1, 2.119% (1-Month USD-LIBOR + 0.885%) due 6/25/34(b)	635,995
		PFS Financing Corp.:
635,000	AAA	Series 2015-AA, Class A, 1.847% (1-Month USD-LIBOR + 0.620%) due 4/15/20(a)(b)	635,946
110,000	AAA	Series 2016-BA, Class A, 1.870% due 10/15/21(a)	109,699
1,040,000	AAA	Series 2017-AA, Class A, 1.807% (1-Month USD-LIBOR + 0.580%) due 3/15/21(a)(b)	1,042,406
1,387,643	A	Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A4, 1.484% (1-Month USD-LIBOR + 0.250%) due 7/25/36(b)	1,370,035
		Prime Mortgage Trust:
93,981	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(a)	94,405
27,656	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35(a)	27,931
1,106,790	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(a)	1,066,185
		RAMP Trust:
3,639	CCC	Series 2003-RS4, Class AIIB, 1.894% (1-Month USD-LIBOR + 0.660%) due 5/25/33(b)	3,249
542,497	A-	Series 2003-RS9, Class AI6A, step bond to yield, 5.641% due 10/25/33	569,265
787,062	CCC	Series 2003-RS11, Class MII1, 2.329% (1-Month USD-LIBOR + 1.095%) due 12/25/33(b)	759,140
915,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/13/32(a)(b)	980,271
284,832	Caa2(d)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	285,345
256,158	A	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 3.428% due 11/25/34(b)	257,780
1,121,500	AA	Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 2.034% (1-Month USD-LIBOR + 0.800%) due 7/25/34(b)	1,113,096
156,665	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 1.481% (1-Month USD-LIBOR + 0.250%) due 7/19/35(b)	151,724
147,084	CCC	Structured Asset Securities Corp., Series 2005-RF3, Class 1A, 1.584% (1-Month USD-LIBOR + 0.350%) due 6/25/35(a)(b)	129,676
459,969	Aaa(d)	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250% due 4/25/56(a)(b)	460,907
530,000	AAA	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(a)	547,315
100,000	AAA	Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.577% (1-Month USD-LIBOR + 1.350%) due 6/15/29(a)(b)	100,334

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.4% — (continued)
		WaMu Mortgage Pass-Through Certificates Trust:
$17,870	BBB+	Series 2004-AR11, Class A, 3.125% due 10/25/34(b)	$17,963
71,371	BBB+	Series 2004-AR12, Class A2A, 1.624% (1-Month USD-LIBOR + 0.390%) due 10/25/44(b)	70,305
505,174	B-	Series 2005-AR4, Class A5, 3.049% due 4/25/35(b)	504,229
205,222	BBB-	Series 2005-AR19, Class A1A2, 1.524% (1-Month USD-LIBOR + 0.290%) due 12/25/45(b)	201,698
1,168,420	B+	Series 2006-AR3, Class A1A, 1.830% (1-Year Treasury Average Rate + 1.000%) due 2/25/46(b)	1,148,133
570,345	CCC	Series 2006-AR13, Class 2A, 2.148% (11th District Cost of Funds Index + 1.500%) due 10/25/46(b)	557,705
252,979	D	Series 2007-HY4, Class 4A1, 2.926% due 9/25/36(b)	229,671
681,608	Ca(d)	Series 2007-OA2, Class 2A, 1.530% (1-Year Treasury Average Rate + 0.700%) due 1/25/47(b)	551,600
		Wells Fargo Commercial Mortgage Trust:
120,000	Aa3(d)	Series 2013-LC12, Class B, 4.430% due 7/15/46(b)	126,942
1,000,000	Aa2(d)	Series 2015-C28, Class AS, 3.872% due 5/15/48(b)	1,054,087
150,000	Aaa(d)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	154,226
960,000	Aaa(d)	Series 2015-NXS1, Class A5, 3.148% due 5/15/48	985,428
310,000	A-(j)	Series 2015-NXS1, Class C, 3.848% due 5/15/48(b)	311,897
330,000	BBB-(j)	Series 2015-NXS1, Class D, 4.239% due 5/15/48(b)	295,616
		Wells Fargo Mortgage-Backed Securities Trust:
349,920	Caa1(d)	Series 2006-12, Class A3, 6.000% due 10/25/36	344,879
171,536	CCC	Series 2006-AR2, Class 2A1, 3.154% due 3/25/36(b)	173,734
47,964	Caa2(d)	Series 2006-AR7, Class 2A4, 3.329% due 5/25/36(b)	46,315
		WF-RBS Commercial Mortgage Trust:
205,000	Aaa(d)	Series 2011-C2, Class A4, 4.869% due 2/15/44(a)(b)	222,632
667,083	Aaa(d)	Series 2011-C4, Class A3, 4.394% due 6/15/44(a)	683,147
1,789,983	Aaa(d)	Series 2012-C7, Class XA, 1.609% due 6/15/45(a)(b)(k)	94,652
145,000	Aaa(d)	Series 2013-C14, Class A4, 3.073% due 6/15/46	150,041
2,526,099	Aaa(d)	Series 2014-C20, Class XA, 1.306% due 5/15/47(b)(k)	127,675
240,000	BBB-(j)	Series 2014-C22, Class D, 4.055% due 9/15/57(a)(b)	194,735

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $82,802,335)	80,676,782

ASSET-BACKED SECURITIES — 2.5%
Automobiles — 0.4%
		AmeriCredit Automobile Receivables Trust:
170,000	AAA	Series 2016-2, Class A3, 1.600% due 11/9/20	170,040
70,000	AAA	Series 2017-1, Class A3, 1.870% due 8/18/21	70,145
1,129,518	AAA	Drive Auto Receivables Trust, Series 2017-BA, Class A2, 1.590% due 12/17/18(a)	1,130,899
1,380,000	Aaa(d)	Hertz Vehicle Financing LLC, Series 2013-1A, Class A2, 1.830% due 8/25/19(a)	1,377,069
100,000	AAA	Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.810% due 3/15/21(a)	100,038

		Total Automobiles	2,848,191

Credit Cards — 0.6%
740,000	AAA	Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.330% due 6/15/22	736,471
590,000	AAA	Chase Issuance Trust, Series 2015-A1, Class A1, 1.547% (1-Month USD-LIBOR + 0.320%) due 2/18/20(b)	590,756
		Citibank Credit Card Issuance Trust:
635,000	AAA	Series 2008-A2, Class A2, 2.386% (1-Month USD-LIBOR + 1.150%) due 1/23/20(b)	637,797
315,000	AAA	Series 2017-A6, Class A6, 1.999% (1-Month USD-LIBOR + 0.770%) due 5/14/29(b)	318,233
645,000	AAA	Discover Card Execution Notes Trust, Series 2016-A1, Class A1, 1.640% due 7/15/21	646,077
		Synchrony Credit Card Master Notes Trust:
565,000	AAA	Series 2012-7, Class A, 1.760% due 9/15/22	565,405
490,000	AAA	Series 2016-3, Class A, 1.580% due 9/15/22	488,585

		Total Credit Cards	3,983,324

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Student Loans — 1.5%
$470,778		AA+	CIT Education Loan Trust, Series 2007-1, Class A, 1.386% (3-Month USD-LIBOR + 0.090%) due 3/25/42(a)(b)	$443,237
			Navient Private Education Loan Trust:
523,006		AAA	Series 2014-AA, Class A2B, 2.477% (1-Month USD-LIBOR + 1.250%) due 2/15/29(a)(b)	531,156
144,857		AAA	Series 2014-CTA, Class A, 1.927% (1-Month USD-LIBOR + 0.700%) due 9/16/24(a)(b)	144,955
			Navient Student Loan Trust:
600,000		AAA	Series 2017-1A, Class A2, 1.984% (1-Month USD-LIBOR + 0.750%) due 7/26/66(a)(b)	605,604
500,000		AAA	Series 2017-4A, Class A2, 1.730% (1-Month USD-LIBOR + 0.500%) due 9/27/66(a)(b)	500,604
			SLC Student Loan Trust:
1,820,000		AAA	Series 2005-3, Class A3, 1.366% (3-Month USD-LIBOR + 0.120%) due 6/15/29(b)	1,810,729
480,202		AAA	Series 2006-2, Class A5, 1.346% (3-Month USD-LIBOR + 0.100%) due 9/15/26(b)	479,080
			SLM Private Education Loan Trust:
348,782		AAA	Series 2012-C, Class A2, 3.310% due 10/15/46(a)	351,045
269,249		AAA	Series 2012-D, Class A2, 2.950% due 2/15/46(a)	270,213
			SLM Student Loan Trust:
1,400,000		AAA	Series 2004-1, Class A4, 1.574% (3-Month USD-LIBOR + 0.260%) due 10/27/25(b)	1,396,952
502,472		AAA	Series 2005-4, Class A3, 1.434% (3-Month USD-LIBOR + 0.120%) due 1/25/27(b)	500,322
550,000		AAA	Series 2005-5, Class A4, 1.454% (3-Month USD-LIBOR + 0.140%) due 10/25/28(b)	546,943
880,000		AA+	Series 2005-5, Class A5, 2.064% (3-Month USD-LIBOR + 0.750%) due 10/25/40(b)	862,973
350,000		AA+	Series 2005-8, Class A5, 1.484% (3-Month USD-LIBOR + 0.170%) due 1/25/40(b)	332,793
1,161,991		AAA	Series 2011-2, Class A1, 1.834% (1-Month USD-LIBOR + 0.600%) due 11/25/27(b)	1,169,586
			SMB Private Education Loan Trust:
104,915		AAA	Series 2015-B, Class A1, 1.927% (1-Month USD-LIBOR + 0.700%) due 2/15/23(a)(b)	104,999
105,000		AAA	Series 2015-B, Class A2A, 2.980% due 7/15/27(a)	107,801
545,000		AAA	Series 2015-C, Class A3, 3.177% (1-Month USD-LIBOR + 1.950%) due 8/16/32(a)(b)	581,153
100,000		Aaa(d)	Series 2016-A, Class A2A, 2.700% due 5/15/31(a)	101,367

			Total Student Loans	10,841,512

			TOTAL ASSET-BACKED SECURITIES (Cost — $17,525,916)	17,673,027

SOVEREIGN BONDS — 2.5%
Argentina — 0.1%
920,000		B	Argentine Republic Government International Bonds, 5.625% due 1/26/22	964,620

Brazil — 0.5%
656,000	BRL	BB	Brazil Notas do Tesouro Nacional Serie B, 6.000% due 8/15/50	699,709
			Brazil Notas do Tesouro Nacional Serie F:
296,000	BRL	BB	10.000% due 1/1/21	98,245
5,296,000	BRL	BB	10.000% due 1/1/23	1,744,323
			Brazilian Government International Bonds:
280,000		BB	4.875% due 1/22/21	298,813
400,000		BB	5.000% due 1/27/45	365,680

			Total Brazil	3,206,770

Canada — 0.2%
152,000		A+	Province of Manitoba Canada, 3.050% due 5/14/24	158,806
895,000		A+	Province of Ontario Canada, 1.250% due 6/17/19	889,597

			Total Canada	1,048,403

Colombia — 0.2%
			Colombia Government International Bonds:
220,000		BBB	8.125% due 5/21/24	282,645
200,000		BBB	4.500% due 1/28/26	214,975
535,000		Baa2(d)	3.875% due 4/25/27	545,834
370,000		BBB	5.625% due 2/26/44	418,100

			Total Colombia	1,461,554

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Indonesia — 0.1%
$500,000		BBB-	Indonesia Government International Bonds, 3.750% due 4/25/22	$519,583

Mexico — 0.9%
			Mexican Bonos:
30,492,700	MXN	A	6.500% due 6/9/22	1,691,208
15,120,000	MXN	A	10.000% due 12/5/24	1,004,111
46,325,700	MXN	A	7.750% due 11/13/42	2,762,212
9,400,000	MXN	A3(d)	8.000% due 11/7/47	577,139
			Mexico Government International Bonds:
61,000		BBB+	3.500% due 1/21/21	64,233
174,000		BBB+	3.625% due 3/15/22	183,135
44,000		BBB+	4.000% due 10/2/23	46,684
210,000		BBB+	4.750% due 3/8/44	219,975

			Total Mexico	6,548,697

Panama — 0.0%
200,000		BBB	Panama Government International Bonds, 4.000% due 9/22/24	215,700

Peru — 0.0%
			Peruvian Government International Bonds:
60,000		BBB+	6.550% due 3/14/37	81,750
170,000		BBB+	5.625% due 11/18/50	215,475

			Total Peru	297,225

Poland — 0.1%
610,000		BBB+	Poland Government International Bonds, 4.000% due 1/22/24	661,109

Russia — 0.4%
			Russian Federal Bonds — OFZ:
22,990,000	RUB	BBB-	7.000% due 8/16/23	386,881
6,950,000	RUB	NR	7.750% due 9/16/26	121,269
31,310,000	RUB	BBB-	8.150% due 2/3/27	561,847
92,823,000	RUB	BBB-	7.050% due 1/19/28	1,546,684

			Total Russia	2,616,681

Uruguay — 0.0%
			Uruguay Government International Bonds:
70,000		BBB	4.500% due 8/14/24	77,350
210,000		BBB	4.375% due 10/27/27	227,120

			Total Uruguay	304,470

			TOTAL SOVEREIGN BONDS (Cost — $18,936,292)	17,844,812

SENIOR LOANS — 1.2%
600,000		NR	Avolon TLB Borrower 1 LLC, (Restricted, cost — $609,000 acquired 1/30/2017), 3.981% (1-Month USD-LIBOR + 2.750%) due 3/21/22(s)	602,532
37,198		NR	Berry Global Group Inc., (Restricted, cost — 37,014 acquired 8/10/2017), 3.486% (1-Month USD-LIBOR + 2.250%) due 10/1/22(s)	37,260
250,000		NR	CenturyLink Inc., (Restricted, cost — $248,792 acquired 5/19/2017), 2.750% (Ticking Fee (Funded) + 2.750%) due 1/31/25(s)	245,156
296,250		NR	Charter Communications Operating LLC, (Restricted, cost — $296,744 acquired 12/23/2016), 3.489% (1-Month USD-LIBOR + 2.250%) due 1/15/24(s)	297,956
2,100,000		NR	Delos Finance S.à r.l., (Restricted, cost — $2,118,375 acquired 8/9/2017), 3.296% (3-Month USD-LIBOR + 2.000%) due 10/6/23(s)	2,114,112
1,091,667		NR	Delta Air Lines Inc., (Restricted, cost — $1,101,219 acquired 10/24/2016), 3.739% (1-Month USD-LIBOR + 2.500%) due 8/24/22(s)	1,101,443
2,460,000		NR	Flying Fortress Inc., (Restricted, cost — $2,482,125 acquired 8/2/2017), 3.296% (2-Month USD-LIBOR + 2.000%) due 10/30/22(s)	2,473,838
186,653		NR	Hilton Worldwide Finance LLC, (Restricted, cost — $186,598 acquired 8/18/2016), 3.234% (1-Month USD-LIBOR + 2.000%) due 10/25/23(s)	187,487
200,946		NR	Michaels Stores Inc., (Restricted, cost — $202,453 acquired 9/28/2016), 3.984% (1-Month USD-LIBOR + 2.750%) due 1/30/23(s)	200,852
281,622		NR	Party City Holdings Inc., (Restricted, cost — $282,326 acquired 10/20/2016), 4.319% (3-Month USD-LIBOR + 3.000%) due 8/19/22(s)	282,481

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
SENIOR LOANS — 1.2% — (continued)
$995,000	NR	RPI Finance Trust, (Restricted, cost — $1,006,194 acquired 4/17/2017), 3.296% (3-Month USD-LIBOR + 2.000%) due 3/27/23(s)	$1,000,283

		TOTAL SENIOR LOANS (Cost — $8,570,838)	8,543,400

MUNICIPAL BONDS — 0.6%
California — 0.2%
350,000	AA-	California Health Facilities Financing Authority, Revenue Bonds, 4.000% due 10/1/47	366,405
		University of California, Revenue Bonds:
25,000	AA	Series AD 4.858% due 5/15/12	27,467
400,000	AA	Series AJ 4.601% due 5/15/31	449,952
266,000	AA	Series AQ 4.767% due 5/15/15	286,261

		Total California	1,130,085

Delaware — 0.0%
300,000	AA+	Northstar Education Finance Inc., Revenue Bonds, Student Loan Asset-Backed Notes, Series 2007-1, GTDSTD-Insured, 2.250% due 1/29/46(b)	278,119

Massachusetts — 0.0%
100,000	AA+	Massachusetts School Building Authority, Revenue Bonds, Series B, 5.000% due 10/15/41	113,465

Minnesota — 0.1%
325,000	AA+	Northstar Education Finance Inc., Revenue Bonds, Student Loan Asset-Backed Notes, Series 2007-1, GTDSTD-Insured, 2.148% due 1/29/46(b)	301,293

New Jersey — 0.0%
110,000	BBB+	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.000% due 6/15/36	117,250

New York — 0.2%
500,000	AA	City of New York, GO, Series G-1, 5.968% due 3/1/36	666,985
80,000	AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A, 5.000% due 11/1/42	91,928
300,000	AA+	New York City Water & Sewer System, Revenue Bonds, Series CC, 5.882% due 6/15/44	418,278
270,000	AAA	New York State Urban Development Corp., Revenue Bonds, Series E, 5.000% due 3/15/24	321,980

		Total New York	1,499,171

Texas — 0.0%
235,000	A+	Dallas/Fort Worth International Airport, Revenue Bonds, Series A, 5.000% due 11/1/45(m)	255,154

Virginia — 0.1%
265,617	AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	285,161

		TOTAL MUNICIPAL BONDS (Cost — $3,758,564)	3,979,698

Shares/Units
PREFERRED STOCK — 0.0%
FINANCIALS — 0.0%
Banks — 0.0%
3,800		GMAC Capital Trust I, 7.100% (3-Month USD — LIBOR + 5.785%)(b) (Cost — $94,240)	99,256

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $685,957,828)	695,249,042

Face Amount†
SHORT-TERM INVESTMENTS (n) — 8.6%
MONEY MARKET FUND — 0.1%
$417,220		Invesco STIT — Government & Agency Portfolio, Institutional Class(o) (Cost — $417,220)	417,220

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount†		Rating††	Security	Value
REPURCHASE AGREEMENT — 2.4%
$16,900,000			Merrill Lynch & Co., Inc. repurchase agreement dated 08/31/17, 1.060% due 9/1/17, Proceeds at maturity — $16,900,498; (Fully collateralized by U.S. Treasury Bonds, 2.500%, due 5/15/46; Market Valued — $17,382,879)(p) (Cost — $16,900,000)	$16,900,000

SOVEREIGN BOND — 1.2%
970,000,000	JPY	F1u(j)	Japan Treasury Discount Bills, (0.120)% due 10/16/17(p) (Cost — $8,670,546)	8,824,715

TIME DEPOSITS — 3.4%
12,493,516			Banco Santander SA — Frankfurt, 0.590% due 9/1/17	12,493,516
106,070	EUR		Citibank — London, (0.556)% due 9/1/17	126,293
			Sumitomo — Tokyo:
4,098,995	JPY		(0.230)% due 9/1/17	37,280
11,786,945			0.590% due 9/1/17	11,786,945

			TOTAL TIME DEPOSITS (Cost — $24,444,034)	24,444,034

U.S. GOVERNMENT OBLIGATIONS — 1.5%
			U.S. Treasury Bills:
140,000			0.823% due 9/7/17(p)(q)	139,981
8,735,000			1.103% due 1/11/18(p)	8,699,865
1,920,000			1.071% due 1/25/18(p)	1,911,703

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $10,751,549)	10,751,549

			TOTAL SHORT-TERM INVESTMENTS IN SECURITIES (Cost — $61,183,349)	61,337,518

			TOTAL INVESTMENTS IN SECURITIES (Cost — $747,141,177)	756,586,560

			TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $139,813)	132,156

			TOTAL INVESTMENTS — 106.6% (Cost — $747,280,990)	756,718,716

			Liabilities in Excess of Other Assets — (6.6)%	(46,640,971)

			TOTAL NET ASSETS — 100.0%	$710,077,745

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2017, amounts to approximately $66,158,396 and represents 9.32% of net assets.
(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2017.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	Illiquid security.
(g)	All or a portion of this security is on loan (See Note 1).
(h)	This security is traded on a TBA basis (see Note 1).
(i)	Principal only security.
(j)	Rating by Fitch Ratings Service. All ratings are unaudited.
(k)	Interest only security.
(l)	Affiliated security (See Note 2). As at August 31, 2017, total cost and total market value of affiliated securities amounted to $1,191,235 and $1,236,750, respectively.
(m)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(n)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 8.6%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund
(o)	Represents investment of collateral received from securities lending transactions.
(p)	Rate shown represents yield-to-maturity.
(q)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(r)	Security that used significant unobservable inputs to determine fair value.
(s)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2017, amounts to approximately $8,747,768 and represents 1.23% of net assets.

At August 31, 2017, for Core Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Fixed Income Fund	$750,795,140	$21,759,392	$(16,447,837)	$5,311,555

Abbreviations used in this schedule:
ABS	— Asset-Based Security
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
GO	— General Obligation
GTDSTD	— Guaranteed Student Loans
LIBOR	— London Interbank Offered rate
MASTR	— Mortgage Asset Securitization Transactions Incorporated
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

Summary of Investments by Security Type^
Corporate Bonds & Notes	26.8%
Mortgage-Backed Securities	25.1
U.S. Government Agencies & Obligations	23.0
Collateralized Mortgage Obligations	10.7
Sovereign Bonds	2.4
Asset-Backed Securities	2.3
Senior Loans	1.1
Municipal Bonds	0.5
Purchased Options	0.0	*
Preferred Stock	0.0	*
Short-Term Investments	8.1

	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Schedule of Options Contracts Purchased

Options on Futures

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Strike Price	Value
23	$5,665,763	3-Month Eurodollar March Futures, Put	GSC	3/19/18	$98.25	$575
28	6,903,750	3-Month Eurodollar September Futures, Put	GSC	9/18/17	98.63	175
34	4,026,610	U.S. Treasury 5-Year Note September Futures, Call	GSC	9/1/17	118.50	3,719
33	3,908,180	U.S. Treasury 5-Year Note September Futures, Call	GSC	9/1/17	118.75	1,031
17	2,155,813	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/22/17	126.00	2,125
15	1,902,188	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/22/17	126.50	11,250
70	8,876,875	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/22/17	127.00	31,718
26	3,297,125	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/22/17	127.25	8,938
62	7,862,375	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/22/17	127.50	15,500
25	3,170,313	U.S. Treasury 10-Year Note September Futures, Put	GSC	9/1/17	126.75	2,344
48	6,087,000	U.S. Treasury 10-Year Note September Futures, Call	GSC	9/1/17	127.00	8,250
4	622,625	U.S. Treasury Bond October Futures, Put	GSC	9/22/17	153.00	750
19	2,957,470	U.S. Treasury Bond October Futures, Call	GSC	9/22/17	155.00	32,656
28	4,358,376	U.S. Treasury Long Bond September Futures, Call	GSC	9/8/17	156.50	13,125

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $139,813)				$132,156

Schedule of Options Contracts Written

Options on Futures

Number of Contracts	Notional Amounts†		Security Name	Counterparty	Expiration Date	Strike Price		Value
23	$5,665,763		3-Month Eurodollar March Futures, Put	GSC	3/19/18		$98.13	$144
6	973,620	EUR	Euro-Bund October Futures, Call	GSC	9/22/17	EUR	163.00	2,500
29	3,434,461		U.S. Treasury 5-Year Note October Futures, Call	GSC	9/22/17		118.50	7,477
45	5,329,337		U.S. Treasury 5-Year Note October Futures, Call	GSC	9/22/17		118.75	7,031
29	3,434,461		U.S. Treasury 5-Year Note October Futures, Put	GSC	9/22/17		117.00	453
13	1,648,563		U.S. Treasury 10-Year Note December Futures, Call	GSC	11/24/17		128.50	5,891
59	7,481,938		U.S. Treasury 10-Year Note December Futures, Call	GSC	11/24/17		129.00	20,281
13	1,648,563		U.S. Treasury 10-Year Note December Futures, Put	GSC	11/24/17		124.00	2,234
17	2,155,813		U.S. Treasury 10-Year Note November Futures, Call	GSC	10/27/17		128.00	7,172
17	2,155,813		U.S. Treasury 10-Year Note November Futures, Put	GSC	10/27/17		123.50	1,062
17	2,155,813		U.S. Treasury 10-Year Note October Futures, Call	GSC	9/22/17		128.00	2,391
18	2,282,625		U.S. Treasury 10-Year Note October Futures, Call	GSC	9/22/17		128.50	1,406
17	2,155,813		U.S. Treasury 10-Year Note October Futures, Put	GSC	9/22/17		122.50	—
14	1,775,375		U.S. Treasury 10-Year Note October Futures, Put	GSC	9/22/17		124.50	219
8	1,245,250		U.S. Treasury Bond November Futures, Call	GSC	10/27/17		159.00	6,750

			TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $64,972)					$65,011

†	Amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2017, Core Fixed Income Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	30	12/17	$7,393,875	$7,393,875	$—
90-Day Eurodollar December Futures	26	12/18	6,363,175	6,394,700	31,525
Euro-BTP September Futures	49	9/17	7,814,403	8,012,670	198,267
U.S. Treasury 2-Year Note December Futures	77	12/17	16,648,078	16,656,062	7,984
U.S. Treasury 5-Year Note December Futures	489	12/17	57,815,019	57,946,500	131,481
U.S. Treasury 10-Year Note December Futures	93	12/17	11,774,771	11,809,547	34,776

					404,033

Contracts to Sell:
90-Day Eurodollar December Futures	262	12/17	64,561,538	64,573,175	(11,637)
90-Day Eurodollar December Futures	30	12/18	7,372,125	7,378,500	(6,375)
90-Day Eurodollar December Futures	89	12/19	21,713,000	21,852,838	(139,838)
90-Day Eurodollar June Futures	18	6/18	4,430,025	4,432,275	(2,250)
90-Day Eurodollar September Futures	67	9/17	16,523,612	16,528,481	(4,869)
90-Day Eurodollar September Futures	18	9/18	4,427,100	4,430,250	(3,150)
Euro FX Currency September Futures	6	9/17	849,637	893,400	(43,763)
Euro-Bund September Futures	126	9/17	24,671,030	24,765,615	(94,585)
Japan Government 10-Year Bond September Futures	5	9/17	6,850,750	6,872,214	(21,464)
U.S. Treasury 2-Year Note December Futures	26	12/17	5,624,031	5,624,125	(94)
U.S. Treasury Long Bond December Futures	75	12/17	11,660,551	11,707,031	(46,480)
U.S. Ultra Long Bond December Futures	21	12/17	2,854,778	2,867,156	(12,378)

					(386,883)

Net Unrealized Appreciation on Open Exchange Traded Futures Contracts					$17,150

At August 31, 2017, Core Fixed Income Fund had deposited cash of $800,358 with a broker or brokers as margin collateral on open exchange traded futures contracts.

At August 31, 2017, Core Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
British Pound	956,000	USD	1,241,127	CITI	$1,238,180	10/19/17	$(2,947)
Euro	260,000	USD	299,791	CITI	310,310	10/19/17	10,519
Euro	348,212	USD	401,328	CITI	415,591	10/19/17	14,263
Indian Rupee	124,380,000	USD	1,911,187	CITI	1,935,389	10/18/17	24,202
Indonesian Rupiah	24,550,200,000	USD	1,810,487	CITI	1,832,556	10/19/17	22,069
New Taiwan Dollar	75,541,000	USD	2,507,793	CITI	2,511,267	10/19/17	3,474

							71,580

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Chinese Offshore Renminbi	11,954,157	USD	1,741,700	CITI	$1,808,647	10/19/17	$(66,947)
Chinese Onshore Renminbi	26,818,047	USD	3,916,472	CITI	4,060,379	10/19/17	(143,907)
Euro	250,000	USD	294,197	CITI	298,375	10/19/17	(4,178)
Japanese Yen	970,000,000	USD	8,704,275	GSC	8,839,398	10/16/17	(135,123)
Japanese Yen	551,620,558	USD	4,923,856	CITI	5,027,510	10/19/17	(103,654)
Mexican Peso	27,180,000	USD	1,522,945	CITI	1,508,971	10/19/17	13,974
New Taiwan Dollar	75,541,283	USD	2,470,284	CITI	2,511,276	10/19/17	(40,992)
Philippine Peso	120,583,000	USD	2,348,486	CITI	2,352,565	10/19/17	(4,079)

							(484,906)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(413,326)

At August 31, 2017, Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amounts		Market Value	Upfront Premiums Paid	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.470%	11/15/43	6-Month	USD	5,655,000	$(120,515)	$95,291	$(215,806)

At August 31, 2017, Core Fixed Income Fund deposited cash collateral with brokers in the amount of $431,000 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
BRL	— Brazilian Real	CITI	— Citigroup Global Markets Inc.
EUR	— Euro	GSC	— Goldman Sachs & Co.
JPY	— Japanese Yen
MXN	— Mexican Peso
RUB	— Russian Ruble

See pages 253-254 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 90.1%
Aerospace & Defense — 0.3%
$280,000	BBB-	Arconic Inc., Senior Unsecured Notes, 5.950% due 2/1/37	$294,644
300,000	BB-	CBC Ammo LLC/CBC FinCo Inc., Senior Unsecured Notes, 7.250% due 11/15/21(a)	304,500

		Total Aerospace & Defense	599,144

Air Freight & Logistics — 0.8%
75,000	B-	CEVA Group PLC, Senior Secured Notes, 7.000% due 3/1/21(a)	72,750
140,000	B	Con-Way Inc., Senior Unsecured Notes, 6.700% due 5/1/34	135,100
232,150	CCC-	Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Unsecured Notes, 10.000% (10.000% cash or 10.750% PIK) due 4/1/20(a)(b)	103,307
90,000	CCC+	Neovia Logistics services LLC/SPL Logistics Finance Corp., Senior Secured Notes, 8.875% due 8/1/20(a)	76,050
		XPO Logistics Inc., Company Guaranteed Notes:
100,000	BB-	6.500% due 6/15/22(a)	105,585
850,000	BB-	6.125% due 9/1/23(a)	890,375

		Total Air Freight & Logistics	1,383,167

Airlines — 0.5%
212,233	BBB-	American Airlines Class B Pass-Through Trust, Series 2013-2, Pass-Thru Certificates, 5.600% due 7/15/20(a)	222,580
342,464	BBB-	United Airlines Class B Pass-Through Trust, Series 2014-1, Pass-Thru Certificates, 4.750% due 4/11/22	356,710
183,445	BBB-	US Airways Class B Pass-Through Trust, Series 2012-2, Pass-Thru Certificates, 6.750% due 6/3/21	202,367

		Total Airlines	781,657

Auto Components — 0.4%
300,000	BB	Adient Global Holdings Ltd., Company Guaranteed Notes, 4.875% due 8/15/26(a)	308,715
		American Axle & Manufacturing Inc., Company Guaranteed Notes:
55,000	B	6.250% due 4/1/25(a)	54,862
65,000	B	6.500% due 4/1/27(a)	64,188
		Goodyear Tire & Rubber Co. (The), Company Guaranteed Notes:
240,000	BB	5.125% due 11/15/23	251,698
50,000	BB	5.000% due 5/31/26	52,375

		Total Auto Components	731,838

Automobiles — 1.0%
420,000	Ba3(c)	Allison Transmission Inc., Senior Unsecured Notes, 5.000% due 10/1/24(a)	433,650
405,000	BB-	Deck Chassis Acquisition Inc., Secured Notes, 10.000% due 6/15/23(a)	453,600
220,000	BBB	General Motors Co., Senior Unsecured Notes, 5.200% due 4/1/45	218,549
200,000	BB-	IHO Verwaltungs GmbH, Senior Secured Notes, 4.750% (4.750% cash or 5.500% PIK) due 9/15/26(a)(b)	202,500
410,000	BB+	ZF North America Capital Inc., Company Guaranteed Notes, 4.750% due 4/29/25(a)	431,525

		Total Automobiles	1,739,824

Banks — 2.4%
450,000	BBB-	BNP Paribas SA, Junior Subordinated Notes, 7.625% (5-Year USD Swap Rate + 6.314%)(a)(d)(e)	493,313
		CIT Group Inc., Senior Unsecured Notes:
200,000	BB+	5.375% due 5/15/20	215,250
500,000	BB+	5.000% due 8/1/23	544,375
		Credit Agricole SA, Junior Subordinated Notes:
210,000	BB+	8.375% (3-Month USD-LIBOR + 6.982%)(a)(d)(e)	233,961
200,000	BB+	8.125% (5-Year USD Swap Rate + 6.185%)(a)(d)(e)	237,616
1,000,000	BB	Credit Suisse Group AG, Junior Subordinated Notes, 6.250% (5-Year USD Swap Rate + 3.455%)(a)(d)(e)	1,062,390

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 2.4% — (continued)
$570,000	BBB-	JPMorgan Chase & Co., Junior Subordinated Notes, 6.750% (3-Month USD-LIBOR + 3.780%)(d)(e)	$651,937
700,000	B	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(d)(e)	777,000

		Total Banks	4,215,842

Beverages — 0.6%
310,000	B-	Beverages & More Inc., Senior Secured Notes, 11.500% due 6/15/22(a)	292,175
170,000	B-	Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Senior Secured Notes, 10.625% due 8/1/18(a)	172,337
210,000	B	Cott Holdings Inc., Company Guaranteed Notes, 5.500% due 4/1/25(a)	219,975
246,000	BB-	DS Services of America Inc., Secured Notes, 10.000% due 9/1/21(a)	260,883

		Total Beverages	945,370

Biotechnology — 0.1%
220,000	BB-	AMAG Pharmaceuticals Inc., Company Guaranteed Notes, 7.875% due 9/1/23(a)	221,265

Building Products — 0.5%
320,000	B+	Builders FirstSource Inc., Senior Secured Notes, 5.625% due 9/1/24(a)	335,600
		Standard Industries Inc., Senior Unsecured Notes:
200,000	BBB-	5.375% due 11/15/24(a)	210,000
295,000	BBB-	6.000% due 10/15/25(a)	318,600

		Total Building Products	864,200

Capital Markets — 0.1%
200,000	B	Donnelley Financial Solutions Inc., Company Guaranteed Notes, 8.250% due 10/15/24	215,500

Chemicals — 1.7%
200,000	CCC+	Alpha 3 BV/Alpha US Bidco Inc., Company Guaranteed Notes, 6.250% due 2/1/25(a)	206,500
95,000	B+	Chemours Co. (The), Company Guaranteed Notes, 5.375% due 5/15/27	99,275
510,000	B+	Platform Specialty Products Corp., Senior Unsecured Notes, 6.500% due 2/1/22(a)	531,675
90,000	BB+	SPCM SA, Senior Unsecured Notes, 4.875% due 9/15/25(a)	92,925
300,000	B-	Tronox Finance LLC, Company Guaranteed Notes, 6.375% due 8/15/20	305,250
		Valvoline Inc., Company Guaranteed Notes:
825,000	BB	5.500% due 7/15/24(a)	877,594
100,000	BB	4.375% due 8/15/25(a)	101,000
300,000	BB-	Venator Finance Sarl/Venator Materials LLC, Company Guaranteed Notes, 5.750% due 7/15/25(a)	308,062
300,000	BB+	WR Grace & Co-Conn, Company Guaranteed Notes, 5.125% due 10/1/21(a)	327,000

		Total Chemicals	2,849,281

Commercial Services & Supplies — 4.9%
210,000	BB-	ACCO Brands Corp., Company Guaranteed Notes, 5.250% due 12/15/24(a)	216,825
		ADT Corp. (The), Senior Secured Notes:
300,000	BB-	6.250% due 10/15/21	327,615
260,000	BB-	4.125% due 6/15/23	263,900
300,000	B-	Advanced Disposal Services Inc., Company Guaranteed Notes, 5.625% due 11/15/24(a)	312,750
		Ashtead Capital Inc., Secured Notes:
380,000	BBB-	5.625% due 10/1/24(a)	408,926
350,000	BBB-	4.375% due 8/15/27(a)	357,437
		Covanta Holding Corp., Senior Unsecured Notes:
325,000	B	5.875% due 3/1/24	325,812
420,000	B	5.875% due 7/1/25	417,900
		GFL Environmental Inc., Senior Unsecured Notes:
200,000	B-	9.875% due 2/1/21(a)	216,000
75,000	B-	5.625% due 5/1/22(a)	78,000
100,000	B-	Hertz Corp. (The), Company Guaranteed Notes, 5.500% due 10/15/24(a)	85,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Commercial Services & Supplies — 4.9% — (continued)
$645,000	B-	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Company Guaranteed Notes, 6.375% due 8/1/23(a)	$678,024
250,000	B	KAR Auction Services Inc., Company Guaranteed Notes, 5.125% due 6/1/25(a)	259,175
425,000	B-	Laureate Education Inc., Company Guaranteed Notes, 8.250% due 5/1/25(a)	463,250
230,000	CCC	Monitronics International Inc., Company Guaranteed Notes, 9.125% due 4/1/20(f)	194,637
210,000	BB+	Nielsen Co. Luxembourg SARL (The), Company Guaranteed Notes, 5.000% due 2/1/25(a)	217,350
740,000	B-	Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes, 9.250% due 5/15/23(a)	819,550
315,000	BB-	Ritchie Bros Auctioneers Inc., Company Guaranteed Notes, 5.375% due 1/15/25(a)	328,388
		ServiceMaster Co. LLC (The):
250,000	BB-	Company Guaranteed Notes, 5.125% due 11/15/24(a)	257,500
360,000	B	Senior Unsecured Notes, 7.450% due 8/15/27	392,400
510,000	B-	Tervita Escrow Corp., Secured Notes, 7.625% due 12/1/21(a)	515,100
145,000	B	TMS International Corp., Senior Unsecured Notes, 7.250% due 8/15/25(a)	146,813
		UR Financing Escrow Corp., Company Guaranteed Notes:
40,000	BB-	5.750% due 11/15/24	42,962
300,000	BB-	5.875% due 9/15/26	327,675
280,000	BB-	5.500% due 5/15/27	297,500
530,000	B+	West Corp., Company Guaranteed Notes, 5.375% due 7/15/22(a)	537,288

		Total Commercial Services & Supplies	8,488,277

Communications Equipment — 0.5%
		CommScope Technologies LLC, Company Guaranteed Notes:
500,000	BB-	6.000% due 6/15/25(a)	533,750
160,000	BB-	5.000% due 3/15/27(a)	159,848
140,000	NR	Finisar Corp., Senior Unsecured Notes, 0.500% due 12/15/36(a)	134,925

		Total Communications Equipment	828,523

Construction & Engineering — 0.3%
238,995	CCC	Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Unsecured Notes, 8.875% (8.875% cash or 9.625% PIK) due 4/15/19(a)(b)	238,696
290,000	B+	Weekley Homes LLC/Weekley Finance Corp., Senior Unsecured Notes, 6.625% due 8/15/25(a)	282,750

		Total Construction & Engineering	521,446

Construction Materials — 0.3%
130,000	BB-	Summit Materials LLC/Summit Materials Finance Corp., Company Guaranteed Notes, 5.125% due 6/1/25(a)	132,925
400,000	BB-	US Concrete Inc., Company Guaranteed Notes, 6.375% due 6/1/24	434,000

		Total Construction Materials	566,925

Consumer Finance — 0.8%
350,000	BB+	Ally Financial Inc., Senior Unsecured Notes, 5.125% due 9/30/24	378,000
210,000	BB	FirstCash Inc., Company Guaranteed Notes, 5.375% due 6/1/24(a)	222,075
		Navient Corp., Senior Unsecured Notes:
150,000	B+	8.450% due 6/15/18	157,687
150,000	B+	8.000% due 3/25/20	165,937
150,000	B+	5.000% due 10/26/20	154,313
140,000	B+	5.875% due 3/25/21	147,175
100,000	B+	6.625% due 7/26/21	106,875
100,000	B+	5.875% due 10/25/24	101,550

		Total Consumer Finance	1,433,612

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Containers & Packaging — 1.7%
		Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.:
		Company Guaranteed Notes:
$740,000	B	7.250% due 5/15/24(a)	$819,069
620,000	B	6.000% due 2/15/25(a)	661,850
200,000	BB	Senior Secured Notes, 4.250% due 9/15/22(a)	205,500
325,000	CCC	BWAY Holding Co., Senior Unsecured Notes, 7.250% due 4/15/25(a)	332,719
		Pactiv LLC, Senior Unsecured Notes:
100,000	B-	7.950% due 12/15/25	112,375
680,000	B-	8.375% due 4/15/27	773,500

		Total Containers & Packaging	2,905,013

Diversified Consumer Services — 0.2%
		Service Corp. International, Senior Unsecured Notes:
125,000	BB	5.375% due 5/15/24	133,437
130,000	BB	7.500% due 4/1/27	155,350

		Total Diversified Consumer Services	288,787

Diversified Financial Services — 1.5%
280,000	CCC+	ASP AMC Merger Sub Inc., Senior Unsecured Notes, 8.000% due 5/15/25(a)	267,400
		DAE Funding LLC, Company Guaranteed Notes:
230,000	BB	4.500% due 8/1/22(a)	235,175
180,000	BB	5.000% due 8/1/24(a)	184,500
220,000	B	Exela Intermediate LLC/Exela Finance Inc., Senior Secured Notes, 10.000% due 7/15/23(a)	216,700
200,000	B+	Exterran Energy Solutions LP/EES Finance Corp., Company Guaranteed Notes, 8.125% due 5/1/25(a)	206,500
320,000	B+	FBM Finance Inc., Senior Secured Notes, 8.250% due 8/15/21(a)	343,200
350,000	CCC+	KCA Deutag UK Finance PLC, Senior Secured Notes, 9.875% due 4/1/22(a)	348,250
210,000	B+	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Unsecured Notes, 5.250% due 3/15/22(a)	216,825
410,000	BB	Quicken Loans Inc., Company Guaranteed Notes, 5.750% due 5/1/25(a)	431,525
230,000	B-	TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes, 8.500% due 9/15/18(a)	213,325

		Total Diversified Financial Services	2,663,400

Diversified Telecommunication Services — 3.2%
		CenturyLink Inc., Senior Unsecured Notes:
120,000	BB	6.450% due 6/15/21	126,150
150,000	BB	5.800% due 3/15/22	149,625
150,000	BB	6.750% due 12/1/23	153,750
285,000	B-	Cincinnati Bell Inc., Company Guaranteed Notes, 7.000% due 7/15/24(a)	282,863
		Frontier Communications Corp., Senior Unsecured Notes:
80,000	B	6.250% due 9/15/21	68,400
50,000	B	10.500% due 9/15/22	45,125
345,000	B	11.000% due 9/15/25	302,306
		Hughes Satellite Systems Corp.:
500,000	BB-	Company Guaranteed Notes, 6.625% due 8/1/26	546,875
230,000	BBB-	Senior Secured Notes, 5.250% due 8/1/26	242,075
		Intelsat Jackson Holdings SA:
		Company Guaranteed Notes:
200,000	CCC+	7.500% due 4/1/21	188,560
300,000	CCC+	5.500% due 8/1/23	252,000
220,000	CCC+	9.750% due 7/15/25(a)	224,400
400,000	B	Senior Secured Notes, 8.000% due 2/15/24(a)	431,620
		Level 3 Financing Inc., Company Guaranteed Notes:
250,000	BB-	5.375% due 8/15/22	257,825
400,000	BB-	5.125% due 5/1/23	407,500
250,000	BB-	5.250% due 3/15/26	256,250

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Diversified Telecommunication Services — 3.2% — (continued)
$400,000	BB+	Telecom Italia SpA, Senior Unsecured Notes, 5.303% due 5/30/24(a)	$434,500
435,000	B	Virgin Media Finance PLC, Company Guaranteed Notes, 6.375% due 4/15/23(a)	457,837
300,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.500% due 8/15/26(a)	318,000
		Windstream Services LLC, Company Guaranteed Notes:
100,000	B+	7.750% due 10/15/20	89,562
20,000	B+	7.750% due 10/1/21	15,950
270,000	B+	7.500% due 6/1/22(f)	211,950
50,000	B+	7.500% due 4/1/23(f)	38,875

		Total Diversified Telecommunication Services	5,501,998

Electric Utilities — 0.9%
409,204	CCC	Miran Mid-Atlantic Series C Pass-Through Trust, Pass-Thru Certificates, 10.060% due 12/30/28	390,789
1,490,000	CCC	NRG REMA LLC, Pass-Thru Certificates, 9.681% due 7/2/26	1,087,700

		Total Electric Utilities	1,478,489

Electronic Equipment, Instruments & Components — 0.3%
210,000	BB-	CDW LLC/CDW Finance Corp., Company Guaranteed Notes, 5.000% due 9/1/25	219,975
335,000	B	Vertiv Group Corp., Senior Unsecured Notes, 9.250% due 10/15/24(a)	374,363

		Total Electronic Equipment, Instruments & Components	594,338

Energy Equipment & Services — 1.0%
430,000	BBB	Access Midstream Partners LP, Senior Unsecured Notes, 4.875% due 3/15/24	449,359
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
220,000	BB-	5.125% due 2/1/25(a)	226,875
40,000	BB-	5.375% due 2/1/27(a)	41,600
905,000	BB-	Trinidad Drilling Ltd., Company Guaranteed Notes, 6.625% due 2/15/25(a)	841,650
		Weatherford International Ltd., Company Guaranteed Notes:
55,000	B	8.250% due 6/15/23	54,037
130,000	B	9.875% due 2/15/24(a)	133,575

		Total Energy Equipment & Services	1,747,096

Food Products — 1.9%
200,000	BB+	Aramark Services Inc., Company Guaranteed Notes, 5.000% due 4/1/25(a)	211,560
465,000	BB	Dean Foods Co., Company Guaranteed Notes, 6.500% due 3/15/23(a)	474,300
300,000	CCC+	Dole Food Co., Inc., Senior Secured Notes, 7.250% due 6/15/25(a)	323,250
400,000	BB	Lamb Weston Holdings Inc., Company Guaranteed Notes, 4.875% due 11/1/26(a)	416,060
		Post Holdings Inc., Company Guaranteed Notes:
315,000	B	5.500% due 3/1/25(a)	328,388
200,000	B	5.000% due 8/15/26(a)	200,500
400,000	B	Simmons Foods Inc., Secured Notes, 7.875% due 10/1/21(a)	425,250
300,000	BB	TreeHouse Foods Inc., Company Guaranteed Notes, 6.000% due 2/15/24(a)	318,750
625,000	B+	US Foods Inc., Company Guaranteed Notes, 5.875% due 6/15/24(a)	653,906

		Total Food Products	3,351,964

Health Care Equipment & Supplies — 0.8%
160,000	CCC+	Alere Inc., Company Guaranteed Notes, 6.375% due 7/1/23(a)	171,600
60,000	CCC	DJO Finance LLC/DJO Finance Corp., Secured Notes, 10.750% due 4/15/20	52,500
310,000	CCC	DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.125% due 6/15/21(a)	296,143
250,000	CCC+	Greatbatch Ltd., Company Guaranteed Notes, 9.125% due 11/1/23(a)	273,750
70,000	CCC-	Immucor Inc., Company Guaranteed Notes, 11.125% due 2/15/22(a)(f)	73,325
290,000	B-	Kinetic Concepts Inc./KCI USA Inc., Secured Notes, 12.500% due 11/1/21(a)	324,800
140,000	BB-	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Company Guaranteed Notes, 5.750% due 8/1/22(a)	138,600

		Total Health Care Equipment & Supplies	1,330,718

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Health Care Providers & Services — 6.2%
		BioScrip Inc.:
$590,000	CC	Company Guaranteed Notes, 8.875% due 2/15/21(f)(h)	$539,850
649,000	CCC+	First Lien Notes, Senior Secured Notes, 8.875% due 8/15/20(g)(h)(m)	643,159
		Centene Corp., Senior Unsecured Notes:
500,000	BB+	4.750% due 5/15/22	527,250
1,000,000	BB+	6.125% due 2/15/24	1,078,750
800,000	B+	CHS/Community Health Systems Inc., Senior Secured Notes, 6.250% due 3/31/23	809,000
215,000	CCC+	Eagle Holding Co. II LLC, Senior Unsecured Notes, 7.625% (7.625 cash or 8.375% PIK) due 5/15/22(a)(b)	222,794
910,000	B	Envision Healthcare Corp., Company Guaranteed Notes, 6.250% due 12/1/24(a)	982,800
940,000	NR	Escrow Magellan Health, (Restricted, cost — $0, acquired 4/14/2015), 9.750% due 5/15/20(g)(h)(m)(n)	—
		HCA Inc.:
		Company Guaranteed Notes:
495,000	B+	7.500% due 2/15/22	571,725
685,000	B+	5.375% due 2/1/25	724,387
200,000	B+	7.500% due 11/6/33	228,000
210,000	B+	7.500% due 11/15/95	217,875
		Senior Secured Notes:
330,000	BBB-	5.250% due 6/15/26	355,987
80,000	BBB-	4.500% due 2/15/27	81,300
290,000	BBB-	5.500% due 6/15/47	300,513
1,150,000	B-	MPH Acquisition Holdings LLC, Company Guaranteed Notes, 7.125% due 6/1/24(a)	1,236,250
310,000	CCC+	Team Health Holdings Inc., Company Guaranteed Notes, 6.375% due 2/1/25(a)	299,972
		Tenet Healthcare Corp., Senior Unsecured Notes:
875,000	CCC+	8.125% due 4/1/22	920,937
150,000	CCC+	6.750% due 6/15/23(f)	149,190
520,000	BB	WellCare Health Plans Inc., Senior Unsecured Notes, 5.250% due 4/1/25	546,000
190,000	CCC+	West Street Merger Sub Inc., Senior Unsecured Notes, 6.375% due 9/1/25(a)	190,238

		Total Health Care Providers & Services	10,625,977

Hotels, Restaurants & Leisure — 5.0%
		1011778 BC ULC/New Red Finance Inc.:
		Secured Notes:
230,000	B-	6.000% due 4/1/22(a)	237,734
345,000	B-	5.000% due 10/15/25(a)	355,781
560,000	B+	Senior Secured Notes, 4.250% due 5/15/24(a)	568,400
141,634	NR	Bossier Casino Venture Holdco Inc., Senior Secured Notes, 14.000% (0.000% cash or 14.000% PIK) due 2/9/18(a)(b)(g)(h)(m)	141,634
220,000	BB+	Brinker International Inc., Company Guaranteed Notes, 5.000% due 10/1/24(a)	217,800
410,000	CCC+	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance Inc., Senior Secured Notes, 8.000% due 10/1/20	421,275
		Carlson Travel Inc.:
200,000	CCC+	Company Guaranteed Notes, 9.500% due 12/15/24(a)	196,000
200,000	B	Senior Secured Notes, 6.750% due 12/15/23(a)	195,500
240,000	B	Carrols Restaurant Group Inc., Secured Notes, 8.000% due 5/1/22	256,800
205,000	B-	CCM Merger Inc., Senior Unsecured Notes, 6.000% due 3/15/22(a)	213,713
120,000	CCC+	CEC Entertainment Inc., Company Guaranteed Notes, 8.000% due 2/15/22	126,000
		Eldorado Resorts Inc., Company Guaranteed Notes:
305,000	B-	7.000% due 8/1/23	329,019
75,000	B-	6.000% due 4/1/25	80,062
330,000	BB+	GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes, 5.375% due 4/15/26	358,875
240,000	BB+	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 4.875% due 4/1/27	255,000
250,000	B+	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes, 6.750% due 11/15/21(a)	260,625

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Hotels, Restaurants & Leisure — 5.0% — (continued)
$210,000	BB	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Company Guaranteed Notes, 4.750% due 6/1/27(a)	$216,038
530,000	CCC+	Landry’s Inc., Senior Unsecured Notes, 6.750% due 10/15/24(a)	537,950
		MGM Resorts International, Company Guaranteed Notes:
410,000	BB-	7.750% due 3/15/22	480,725
410,000	BB-	4.625% due 9/1/26	419,221
390,000	BB	NCL Corp., Ltd., Senior Unsecured Notes, 4.750% due 12/15/21(a)	405,112
		Scientific Games International Inc.:
330,000	B-	Company Guaranteed Notes, 10.000% due 12/1/22	368,362
425,000	B+	Senior Secured Notes, 7.000% due 1/1/22(a)	454,750
245,000	BB-	Silversea Cruise Finance Ltd., Senior Secured Notes, 7.250% due 2/1/25(a)	265,213
210,000	BB+	Speedway Motorsports Inc., Company Guaranteed Notes, 5.125% due 2/1/23	217,350
440,000	B-	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes, 5.875% due 5/15/25(a)	432,300
		Viking Cruises Ltd., Senior Unsecured Notes:
190,000	B	8.500% due 10/15/22(a)	199,500
370,000	B	6.250% due 5/15/25(a)	379,250

		Total Hotels, Restaurants & Leisure	8,589,989

Household Durables — 1.4%
240,000	BB-	American Greetings Corp., Senior Unsecured Notes, 7.875% due 2/15/25(a)	261,600
90,000	BB	CalAtlantic Group Inc., Company Guaranteed Notes, 6.250% due 12/15/21	99,506
220,000	B	Century Communities Inc., Company Guaranteed Notes, 5.875% due 7/15/25(a)	218,900
		Lennar Corp., Company Guaranteed Notes:
190,000	BB+	4.875% due 12/15/23	201,638
220,000	BB+	4.500% due 4/30/24	228,250
380,000	BB	Mattamy Group Corp., Senior Unsecured Notes, 6.875% due 12/15/23(a)	388,550
400,000	BB-	Shea Homes LP/Shea Homes Funding Corp., Company Guaranteed Notes, 6.125% due 4/1/25(a)	414,000
300,000	BB-	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Company Guaranteed Notes, 5.875% due 4/15/23(a)	319,500
		William Lyon Homes Inc., Company Guaranteed Notes:
240,000	B-	5.750% due 4/15/19	244,200
60,000	B-	7.000% due 8/15/22	62,400

		Total Household Durables	2,438,544

Household Products — 0.9%
630,000	BB-	Central Garden & Pet Co., Company Guaranteed Notes, 6.125% due 11/15/23	674,100
280,000	B-	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Company Guaranteed Notes, 7.000% due 7/15/24(a)	300,475
590,000	BB-	Spectrum Brands Inc., Company Guaranteed Notes, 5.750% due 7/15/25	630,563

		Total Household Products	1,605,138

Independent Power and Renewable Electricity Producers — 1.8%
		AES Corp., Senior Unsecured Notes:
40,000	BB	5.500% due 3/15/24	41,700
20,000	BB	5.500% due 4/15/25	20,950
475,000	BB	6.000% due 5/15/26	509,437
		Dynegy Inc., Company Guaranteed Notes:
35,000	B+	7.625% due 11/1/24(f)	36,269
85,000	B+	8.000% due 1/15/25(a)	87,869
138,000	BB-	NRG Energy Inc., Company Guaranteed Notes, 7.875% due 5/15/21	143,175
400,000	NR	NRG Yield Inc., Company Guaranteed Notes, 3.250% due 6/1/20(a)	401,250
1,000,000	BB	NRG Yield Operating LLC, Company Guaranteed Notes, 5.375% due 8/15/24	1,050,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Independent Power and Renewable Electricity Producers — 1.8% — (continued)
		Pattern Energy Group Inc., Company Guaranteed Notes:
$580,000	NR	4.000% due 7/15/20	$611,175
150,000	BB-	5.875% due 2/1/24(a)	157,875

		Total Independent Power and Renewable Electricity Producers	3,059,700

Industrial Conglomerates — 0.7%
200,000	B+	American Builders & Contractors Supply Co., Inc., Senior Unsecured Notes, 5.750% due 12/15/23(a)	210,750
175,000	CCC+	American Tire Distributors Inc., Senior Subordinated Notes, 10.250% due 3/1/22(a)	181,562
625,000	B+	HD Supply Inc., Company Guaranteed Notes, 5.750% due 4/15/24(a)	671,875
125,000	BB+	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes, 6.250% due 2/1/22	129,219

		Total Industrial Conglomerates	1,193,406

Insurance — 1.3%
500,000	CCC+	Alliant Holdings Intermediate LLC, Senior Unsecured Notes, 8.250% due 8/1/23(a)	526,250
540,000	B3(c)	Ardonagh Midco 3 PLC, Senior Secured Notes, 8.625% due 7/15/23(a)	543,779
100,000	CCC+	AssuredPartners Inc., Senior Unsecured Notes, 7.000% due 8/15/25(a)	100,990
410,000	BB+	CNO Financial Group Inc., Senior Unsecured Notes, 5.250% due 5/30/25	437,675
210,000	BB-	Fidelity & Guaranty Life Holdings Inc., Senior Unsecured Notes, 6.375% due 4/1/21(a)	216,825
		Genworth Holdings Inc., Company Guaranteed Notes:
150,000	B	7.700% due 6/15/20	150,750
250,000	B	4.900% due 8/15/23	213,750

		Total Insurance	2,190,019

Internet & Direct Marketing Retail — 0.5%
		Netflix Inc., Senior Unsecured Notes:
90,000	B+	5.750% due 3/1/24	96,638
700,000	B+	5.875% due 2/15/25	759,500

		Total Internet & Direct Marketing Retail	856,138

Internet Software & Services — 1.8%
180,000	NR	Akamai Technologies Inc., Senior Unsecured Notes, zero coupon, due 2/15/19	175,051
410,000	B+	Cogent Communications Group Inc., Senior Secured Notes, 5.375% due 3/1/22(a)	430,500
355,000	CCC+	EIG Investors Corp., Company Guaranteed Notes, 10.875% due 2/1/24	397,600
		Equinix Inc., Senior Unsecured Notes:
400,000	BB+	5.875% due 1/15/26	440,000
160,000	BB+	5.375% due 5/15/27	172,600
455,000	BB	j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Company Guaranteed Notes, 6.000% due 7/15/25(a)	471,494
240,000	BB-	Match Group Inc., Senior Unsecured Notes, 6.375% due 6/1/24	261,600
		Zayo Group LLC/Zayo Capital Inc., Company Guaranteed Notes:
600,000	B	6.375% due 5/15/25	647,064
95,000	B	5.750% due 1/15/27(a)	101,054

		Total Internet Software & Services	3,096,963

IT Services — 0.7%
		Alliance Data Systems Corp., Company Guaranteed Notes:
325,000	NR	6.375% due 4/1/20(a)	329,875
200,000	NR	5.375% due 8/1/22(a)	205,500
455,000	B+	Booz Allen Hamilton Inc., Company Guaranteed Notes, 5.125% due 5/1/25(a)	456,547
210,000	BB-	Gartner Inc., Company Guaranteed Notes, 5.125% due 4/1/25(a)	221,812

		Total IT Services	1,213,734

Leisure Products — 0.2%
250,000	BBB-	Brunswick Corp., Senior Unsecured Notes, 4.625% due 5/15/21(a)	255,872

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Machinery — 0.9%
$460,000	B	BlueLine Rental Finance Corp./BlueLine Rental LLC, Secured Notes, 9.250% due 3/15/24(a)	$503,424
55,000	B	Cloud Crane LLC, Secured Notes, 10.125% due 8/1/24(a)	61,737
405,000	CCC+	Navistar International Corp., Company Guaranteed Notes, 8.250% due 11/1/21	409,050
290,000	BB	Tennant Co., Company Guaranteed Notes, 5.625% due 5/1/25(a)	304,138
250,000	BB	Terex Corp., Company Guaranteed Notes, 5.625% due 2/1/25(a)	262,187

		Total Machinery	1,540,536

Media — 8.8%
370,000	BB-	Altice Financing SA, Senior Secured Notes, 7.500% due 5/15/26(a)	406,149
		Altice Luxembourg SA, Company Guaranteed Notes:
300,000	B	7.750% due 5/15/22(a)	318,750
705,000	B	7.625% due 2/15/25(a)	765,595
		AMC Entertainment Holdings Inc., Company Guaranteed Notes:
642,000	B+	5.750% due 6/15/25	613,110
250,000	B+	6.125% due 5/15/27(f)	235,313
140,000	BB	AMC Networks Inc., Company Guaranteed Notes, 4.750% due 8/1/25	140,875
200,000	BB	Carmike Cinemas Inc., Secured Notes, 6.000% due 6/15/23(a)	211,500
60,000	B-	CBS Radio Inc., Company Guaranteed Notes, 7.250% due 11/1/24(a)	63,450
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
455,000	BB+	5.875% due 4/1/24(a)	484,575
395,000	BB+	5.375% due 5/1/25(a)	412,775
360,000	BB+	5.750% due 2/15/26(a)	381,488
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
500,000	BBB-	4.908% due 7/23/25	536,491
220,000	BBB-	6.484% due 10/23/45	253,615
300,000	B-	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 7.625% due 3/15/20	300,000
		CSC Holdings LLC:
485,000	BB	Company Guaranteed Notes, 6.625% due 10/15/25(a)	532,287
		Senior Unsecured Notes:
440,000	B	6.750% due 11/15/21	487,432
425,000	B	10.125% due 1/15/23(a)	493,404
696,000	B	10.875% due 10/15/25(a)	857,820
		DISH DBS Corp., Company Guaranteed Notes:
330,000	B+	6.750% due 6/1/21	365,062
370,000	B+	5.875% due 7/15/22	400,988
240,000	B+	5.875% due 11/15/24	259,800
620,000	B+	7.750% due 7/1/26	729,275
210,000	BB-	EW Scripps Co. (The), Company Guaranteed Notes, 5.125% due 5/15/25(a)	213,150
240,000	CCC	Gibson Brands Inc., Senior Secured Notes, 8.875% due 8/1/18(a)	186,600
281,374	C	iHeartCommunications Inc., Company Guaranteed Notes, 14.000% (12.000% cash or 2.000% PIK) due 2/1/21(b)	56,802
1,094	CC	LBI Media Inc., Secured Notes, 13.500% (4.250% cash or 9.250% PIK) due 4/15/20(a)(b)	542
190,000	B-	Lions Gate Entertainment Corp., Company Guaranteed Notes, 5.875% due 11/1/24(a)	199,500
270,000	B	MDC Partners Inc., Company Guaranteed Notes, 6.500% due 5/1/24(a)	270,338
		SFR Group SA, Senior Secured Notes:
550,000	B+	6.000% due 5/15/22(a)	580,239
855,000	B+	6.250% due 5/15/24(a)	903,094
400,000	B+	7.375% due 5/1/26(a)	433,508
875,000	BB	Sirius XM Radio Inc., Company Guaranteed Notes, 6.000% due 7/15/24(a)	947,432
170,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 7.300% due 7/1/38	210,261
650,000	B	Unitymedia GmbH, Secured Notes, 6.125% due 1/15/25(a)	698,717
220,000	BB-	Univision Communications Inc., Senior Secured Notes, 5.125% due 2/15/25(a)	221,650
530,000	B	Ziggo Bonds Finance BV, Senior Unsecured Notes, 6.000% due 1/15/27(a)	545,238
540,000	BB-	Ziggo Secured Finance BV, Senior Secured Notes, 5.500% due 1/15/27(a)	558,225

		Total Media	15,275,050

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Metals & Mining — 3.5%
$290,000	BB-	Alcoa Nederland Holding BV, Company Guaranteed Notes, 7.000% due 9/30/26(a)	$325,525
		Allegheny Technologies Inc., Senior Unsecured Notes:
70,000	B	5.950% due 1/15/21	71,575
170,000	B	7.875% due 8/15/23	182,962
200,000	BBB-	Anglo American Capital PLC, Company Guaranteed Notes, 4.750% due 4/10/27(a)	211,000
195,000	B	Big River Steel LLC/BRS Finance Corp., Senior Secured Notes, 7.250% due 9/1/25(a)	204,750
150,000	BB-	Coeur Mining Inc., Company Guaranteed Notes, 5.875% due 6/1/24(a)	150,563
300,000	B+	Eldorado Gold Corp., Company Guaranteed Notes, 6.125% due 12/15/20(a)	306,750
435,000	(P)B3(c)	Ferroglobe PLC/Globe Specialty Metals Inc., Company Guaranteed Notes, 9.375% due 3/1/22(a)	468,169
		First Quantum Minerals Ltd., Company Guaranteed Notes:
100,000	B-	7.000% due 2/15/21(a)	103,438
420,000	B-	7.250% due 4/1/23(a)	432,600
640,000	B-	7.500% due 4/1/25(a)	657,600
		Freeport-McMoRan Inc., Company Guaranteed Notes:
150,000	BB-	6.625% due 5/1/21	153,975
110,000	BB-	6.750% due 2/1/22	115,775
200,000	BB-	6.875% due 2/15/23	217,750
80,000	BB-	5.450% due 3/15/43	74,800
640,000	B	HudBay Minerals Inc., Company Guaranteed Notes, 7.625% due 1/15/25(a)	708,800
177,135	WR(c)	Midwest Vanadium Pty Ltd., Senior Secured Notes, 11.500% due 2/15/18(a)(h)(i)	3,321
1,162	NR	Mirabela Nickel Ltd., Subordinated Notes, 1.000% due 9/10/44(a)(g)(h)(m)	—
		New Gold Inc.:
400,000	B	Company Guaranteed Notes, 6.250% due 11/15/22(a)	416,000
110,000	B	Senior Unsecured Notes, 6.375% due 5/15/25(a)	114,125
300,000	B	Novelis Corp., Company Guaranteed Notes, 5.875% due 9/30/26(a)	313,500
200,000	B	Park-Ohio Industries Inc., Company Guaranteed Notes, 6.625% due 4/15/27	213,125
220,000	BB-	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Company Guaranteed Notes, 7.500% due 6/15/25(a)	225,500
350,000	BB	Teck Resources Ltd., Company Guaranteed Notes, 6.250% due 7/15/41	386,750

		Total Metals & Mining	6,058,353

Multiline Retail — 0.1%
200,000	BB+	Dollar Tree Inc., Company Guaranteed Notes, 5.750% due 3/1/23	212,000

Oil, Gas & Consumable Fuels — 12.7%
		AmeriGas Partners LP/AmeriGas Finance Corp., Senior Unsecured Notes:
650,000	Ba3(c)	5.625% due 5/20/24	677,625
130,000	Ba3(c)	5.500% due 5/20/25	132,275
155,000	Ba3(c)	5.750% due 5/20/27	157,325
140,000	BB+	Andeavor Logistics LP/Tesoro Logistics Finance Corp., Company Guaranteed Notes, 6.375% due 5/1/24	152,950
650,000	BB	Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes, 5.375% due 9/15/24	666,250
		Antero Resources Corp., Company Guaranteed Notes:
635,000	BB	5.125% due 12/1/22	639,763
650,000	BB	5.625% due 6/1/23	664,625
		Berry Petroleum Co. LLC, Senior Unsecured Notes:
310,000	WR(c)	6.750% due 11/1/20(g)(h)(m)	—
790,000	WR(c)	6.375% due 9/15/22(g)(h)(m)	—
510,000	B	Blue Racer Midstream LLC/Blue Racer Finance Corp., Company Guaranteed Notes, 6.125% due 11/15/22(a)	526,575
200,000	B+	Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes, 11.500% due 1/15/21(a)	233,000
170,000	B+	Carrizo Oil & Gas Inc., Company Guaranteed Notes, 8.250% due 7/15/25	176,800

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 12.7% — (continued)
		Cheniere Corpus Christi Holdings LLC, Senior Secured Notes:
$350,000	BB-	7.000% due 6/30/24	$399,875
330,000	(P)BB-	5.875% due 3/31/25	355,987
455,000	BB-	5.125% due 6/30/27(a)	472,063
		Chesapeake Energy Corp., Company Guaranteed Notes:
10,000	CCC	5.375% due 6/15/21	9,200
300,000	CCC	5.750% due 3/15/23	266,625
200,000	CCC	8.000% due 1/15/25(a)	193,500
190,000	CCC	5.500% due 9/15/26(a)	159,481
		Continental Resources Inc., Company Guaranteed Notes:
320,000	BB+	5.000% due 9/15/22	322,800
60,000	BB+	4.500% due 4/15/23	59,250
150,000	BB+	4.900% due 6/1/44	127,590
370,000	B	Covey Park Energy LLC/Covey Park Finance Corp., Company Guaranteed Notes, 7.500% due 5/15/25(a)	372,313
130,000	BB-	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Company Guaranteed Notes, 6.250% due 4/1/23	134,875
810,000	B+	CrownRock LP/CrownRock Finance Inc., Senior Unsecured Notes, 7.750% due 2/15/23(a)	862,650
265,000	BB-	CVR Refining LLC/Coffeyville Finance Inc., Company Guaranteed Notes, 6.500% due 11/1/22	269,637
200,000	BB	DCP Midstream Operating LP, Company Guaranteed Notes, 6.750% due 9/15/37(a)	213,000
75,000	B	Denbury Resources Inc., Secured Notes, 9.000% due 5/15/21(a)	67,500
210,000	BB-	Diamondback Energy Inc., Company Guaranteed Notes, 5.375% due 5/31/25	216,825
		Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes:
330,000	B+	7.000% due 8/15/21(a)	341,962
650,000	B+	8.125% due 9/15/23(a)	695,500
		EP Energy LLC/Everest Acquisition Finance Inc.:
		Company Guaranteed Notes:
200,000	CCC-	7.750% due 9/1/22	123,000
160,000	CCC-	6.375% due 6/15/23	92,000
200,000	CCC-	Secured Notes, 8.000% due 2/15/25(a)	133,000
210,000	B	Extraction Oil & Gas Inc., Company Guaranteed Notes, 7.375% due 5/15/24(a)	212,100
300,000	B	Extraction Oil & Gas Inc./Extraction Finance Corp., Company Guaranteed Notes, 7.875% due 7/15/21(a)	311,250
		Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes:
200,000	BB-	6.000% due 5/15/23	197,000
80,000	BB-	5.625% due 6/15/24	75,600
270,000	CCC+	Great Western Petroleum LLC/Great Western Finance Corp., Senior Unsecured Notes, 9.000% due 9/30/21(a)	270,000
		Gulfport Energy Corp., Company Guaranteed Notes:
225,000	B+	6.625% due 5/1/23	225,000
515,000	B+	6.000% due 10/15/24(a)	507,275
220,000	B+	6.375% due 5/15/25(a)	217,250
210,000	B-	Halcon Resources Corp., Company Guaranteed Notes, 6.750% due 2/15/25(a)	212,100
		MEG Energy Corp., Company Guaranteed Notes:
60,000	BB-	6.375% due 1/30/23(a)	48,225
260,000	BB-	7.000% due 3/31/24(a)	208,000
300,000	BB+	Murphy Oil USA Inc., Company Guaranteed Notes, 5.625% due 5/1/27	322,500
430,000	CCC	Murray Energy Corp., Secured Notes, 11.250% due 4/15/21(a)	251,550
60,000	BB+	Newfield Exploration Co., Senior Unsecured Notes, 5.375% due 1/1/26	63,000
		NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes:
200,000	B+	6.875% due 10/15/21	196,000
330,000	B+	7.500% due 11/1/23	319,275
		NGPL PipeCo LLC, Senior Unsecured Notes:
155,000	BB+	4.375% due 8/15/22(a)	159,650
215,000	BB+	4.875% due 8/15/27(a)	221,987
200,000	BB+	7.768% due 12/15/37(a)	249,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 12.7% — (continued)
		Oasis Petroleum Inc., Company Guaranteed Notes:
$270,000	B+	6.875% due 3/15/22(f)	$263,925
145,000	B+	6.875% due 1/15/23(f)	139,490
50,000	B+	2.625% due 9/15/23	46,437
		Parsley Energy LLC/Parsley Finance Corp., Company Guaranteed Notes:
120,000	B+	6.250% due 6/1/24(a)	125,700
200,000	B+	5.375% due 1/15/25(a)	202,000
105,000	B+	5.250% due 8/15/25(a)	105,525
		PBF Holding Co. LLC/PBF Finance Corp., Company Guaranteed Notes:
300,000	BB	7.000% due 11/15/23	302,250
115,000	BB	7.250% due 6/15/25(a)	114,138
70,000	BB-	PDC Energy Inc., Company Guaranteed Notes, 7.750% due 10/15/22	72,887
915,000	WR(c)	Peabody Energy Corp., Senior Secured Notes, 10.000% due 3/15/22(g)(m)	—
		Petrobras Global Finance BV, Company Guaranteed Notes:
100,000	BB-	4.375% due 5/20/23	98,150
190,000	BB-	7.375% due 1/17/27	210,376
90,000	BB	Pride International LLC, Company Guaranteed Notes, 7.875% due 8/15/40	71,100
200,000	BB+	QEP Resources Inc., Senior Unsecured Notes, 5.250% due 5/1/23	191,000
420,000	B-	Resolute Energy Corp., Company Guaranteed Notes, 8.500% due 5/1/20	421,050
200,000	BB-	Rice Energy Inc., Company Guaranteed Notes, 6.250% due 5/1/22	208,250
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
300,000	BB+	7.500% due 7/15/38(a)	338,625
220,000	BB+	6.875% due 4/15/40(a)	241,450
280,000	B+	RSP Permian Inc., Company Guaranteed Notes, 5.250% due 1/15/25(a)	282,100
		Sanchez Energy Corp., Company Guaranteed Notes:
260,000	B-	7.750% due 6/15/21(f)	226,200
260,000	B-	6.125% due 1/15/23(f)	199,550
50,000	B+	SemGroup Corp., Company Guaranteed Notes, 6.375% due 3/15/25(a)	49,500
		Seven Generations Energy Ltd., Company Guaranteed Notes:
300,000	B+	6.750% due 5/1/23(a)	313,875
760,000	B+	6.875% due 6/30/23(a)	794,200
252,130	B-	Shelf Drilling Holdings Ltd., Secured Notes, 9.500% due 11/2/20(a)	245,827
80,000	B+	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Company Guaranteed Notes, 5.500% due 8/15/22	80,600
470,000	B	Teine Energy Ltd., Senior Unsecured Notes, 6.875% due 9/30/22(a)	472,350
200,000	B+	Transocean Inc., Company Guaranteed Notes, 6.800% due 3/15/38(f)	154,000
410,000	BB-	Whiting Petroleum Corp., Company Guaranteed Notes, 1.250% due 4/1/20	350,038
225,000	B	WildHorse Resource Development Corp., Company Guaranteed Notes, 6.875% due 2/1/25(a)	221,625
		Williams Cos., Inc. (The), Senior Unsecured Notes:
150,000	BB+	7.500% due 1/15/31	180,750
130,000	BB+	8.750% due 3/15/32	167,050
		WPX Energy Inc., Senior Unsecured Notes:
250,000	B+	8.250% due 8/1/23	275,625
90,000	B+	5.250% due 9/15/24	88,650
400,000	B3(c)	YPF SA, Senior Unsecured Notes, 8.500% due 3/23/21(a)	455,400

		Total Oil, Gas & Consumable Fuels	21,892,776

Paper & Forest Products — 0.2%
250,000	BB-	Mercer International Inc., Senior Unsecured Notes, 6.500% due 2/1/24(a)	261,250

Pharmaceuticals — 3.0%
636,000	B	inVentiv Group Holdings Inc./inVentiv Health Inc./inVentiv Health Clinical Inc., Company Guaranteed Notes, 7.500% due 10/1/24(a)	705,960
70,000	NR	Jazz Investments I Ltd., Company Guaranteed Notes, 1.500% due 8/15/24(a)	69,387
440,000	B-	Nature’s Bounty Co. (The), Senior Unsecured Notes, 7.625% due 5/15/21(a)	470,800
271,000	BB-	PRA Holdings Inc., Senior Unsecured Notes, 9.500% due 10/1/23(a)	296,745

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Pharmaceuticals — 3.0% — (continued)
		Valeant Pharmaceuticals International Inc.:
		Company Guaranteed Notes:
$10,000	B-	5.375% due 3/15/20(a)	$9,913
240,000	B-	7.000% due 10/1/20(a)	240,600
1,355,000	B-	6.375% due 10/15/20(a)	1,348,631
30,000	B-	7.500% due 7/15/21(a)	29,550
40,000	B-	7.250% due 7/15/22(a)	38,200
450,000	B-	5.500% due 3/1/23(a)	380,250
80,000	B-	5.875% due 5/15/23(a)	68,600
		Senior Secured Notes:
305,000	BB-	6.500% due 3/15/22(a)	320,631
625,000	BB-	7.000% due 3/15/24(a)	664,844
470,000	B-	Vizient Inc., Senior Unsecured Notes, 10.375% due 3/1/24(a)	541,675

		Total Pharmaceuticals	5,185,786

Real Estate Investment Trusts (REITs) — 1.3%
400,000	BB	CoreCivic Inc., Company Guaranteed Notes, 5.000% due 10/15/22	416,000
420,000	BB-	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 5.250% due 6/1/25	434,700
210,000	BB-	ESH Hospitality Inc., Company Guaranteed Notes, 5.250% due 5/1/25(a)	216,825
260,000	B+	GEO Group Inc. (The), Company Guaranteed Notes, 5.125% due 4/1/23	262,275
		MGP Escrow Issuer LLC, Company Guaranteed Notes:
500,000	BB-	5.625% due 5/1/24	546,250
210,000	BB-	4.500% due 9/1/26	214,725
10,000	B+	SBA Communications Corp., Senior Unsecured Notes, 4.875% due 9/1/24	10,350
		Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC:
130,000	B-	Company Guaranteed Notes, 8.250% due 10/15/23	127,673
40,000	BB-	Senior Secured Notes, 6.000% due 4/15/23(a)	40,200

		Total Real Estate Investment Trusts (REITs)	2,268,998

Real Estate Management & Development — 0.3%
400,000	BB-	Greystar Real Estate Partners LLC, Senior Secured Notes, 8.250% due 12/1/22(a)	431,000

Semiconductors & Semiconductor Equipment — 1.0%
		Microchip Technology Inc.:
90,000	B+u	Junior Subordinated Notes, 2.250% due 2/15/37(a)	106,763
290,000	B+u	Senior Subordinated Notes, 1.625% due 2/15/27(a)	346,550
365,000	BB	Micron Technology Inc., Senior Unsecured Notes, 5.250% due 8/1/23(a)	381,881
160,000	BB-	ON Semiconductor Corp., Company Guaranteed Notes, 1.625% due 10/15/23(a)	178,900
400,000	BB	Sensata Technologies UK Financing Co. PLC, Company Guaranteed Notes, 6.250% due 2/15/26(a)	439,000
325,000	BB	Versum Materials Inc., Company Guaranteed Notes, 5.500% due 9/30/24(a)	342,875

		Total Semiconductors & Semiconductor Equipment	1,795,969

Software — 2.2%
500,000	B-	Camelot Finance SA, Senior Unsecured Notes, 7.875% due 10/15/24(a)	543,750
180,000	BB+	CDK Global Inc., Senior Unsecured Notes, 4.875% due 6/1/27(a)	183,150
		First Data Corp.:
500,000	B	Company Guaranteed Notes, 7.000% due 12/1/23(a)	540,000
480,000	B	Secured Notes, 5.750% due 1/15/24(a)	507,000
490,000	CCC	Infor Software Parent LLC/Infor Software Parent Inc., Company Guaranteed Notes, 7.125% (7.125% cash or 7.875% PIK) due 5/1/21(a)(b)	502,250
500,000	CCC+	Solera LLC/Solera Finance Inc., Senior Unsecured Notes, 10.500% due 3/1/24(a)	571,875
500,000	B+	SS&C Technologies Holdings Inc., Company Guaranteed Notes, 5.875% due 7/15/23	527,500
155,000	BB+	Symantec Corp., Senior Unsecured Notes, 5.000% due 4/15/25(a)	162,704
315,000	B+	Veritas US Inc./Veritas Bermuda Ltd., Senior Secured Notes, 7.500% due 2/1/23(a)	335,475

		Total Software	3,873,704

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Specialty Retail — 1.2%
$250,000	BB	GameStop Corp., Company Guaranteed Notes, 6.750% due 3/15/21(a)	$260,312
		Guitar Center Inc.:
325,000	CCC-	Company Guaranteed Notes, 9.625% due 4/15/20(a)	184,437
70,000	CCC+	Senior Secured Notes, 6.500% due 4/15/19(a)	61,600
245,000	B	Hot Topic Inc., Senior Secured Notes, 9.250% due 6/15/21(a)	222,644
120,000	BB	Lithia Motors Inc., Company Guaranteed Notes, 5.250% due 8/1/25(a)	123,000
		PetSmart Inc.:
300,000	B-	Company Guaranteed Notes, 8.875% due 6/1/25(a)	250,500
330,000	B+	Senior Secured Notes, 5.875% due 6/1/25(a)	296,175
315,000	BB+	Reliance Intermediate Holdings LP, Senior Secured Notes, 6.500% due 4/1/23(a)	335,475
210,000	BB+	Sally Holdings LLC/Sally Capital Inc., Company Guaranteed Notes, 5.625% due 12/1/25	215,515
170,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.875% due 3/1/27	168,300

		Total Specialty Retail	2,117,958

Technology Hardware, Storage & Peripherals — 1.7%
		Dell International LLC/EMC Corp.:
765,000	BB	Company Guaranteed Notes, 7.125% due 6/15/24(a)	847,790
200,000	BBB-	Senior Secured Notes, 6.020% due 6/15/26(a)	223,810
625,000	CCC+	Riverbed Technology Inc., Company Guaranteed Notes, 8.875% due 3/1/23(a)	613,281
1,000,000	BB+	Western Digital Corp., Company Guaranteed Notes, 10.500% due 4/1/24	1,190,000

		Total Technology Hardware, Storage & Peripherals	2,874,881

Textiles, Apparel & Luxury Goods — 0.4%
240,000	BB	Hanesbrands Inc., Company Guaranteed Notes, 4.875% due 5/15/26(a)	250,800
250,000	BB+	Levi Strauss & Co., Senior Unsecured Notes, 5.000% due 5/1/25	262,500
210,000	BB+	William Carter Co. (The), Company Guaranteed Notes, 5.250% due 8/15/21	215,775

		Total Textiles, Apparel & Luxury Goods	729,075

Tobacco — 0.2%
		Alliance One International Inc.:
175,000	CCC	Secured Notes, 9.875% due 7/15/21	152,469
200,000	B-	Senior Secured Notes, 8.500% due 4/15/21(a)	209,000

		Total Tobacco	361,469

Trading Companies & Distributors — 0.2%
190,000	B-	CD&R Waterworks Merger Sub LLC, Senior Unsecured Notes, 6.125% due 8/15/25(a)	194,275
215,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 5.625% due 9/1/25(a)	222,525

		Total Trading Companies & Distributors	416,800

Transportation Infrastructure — 1.8%
90,000	B-	CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes, 8.250% due 12/15/19(a)	85,275
430,000	CCC-	Flexi-Van Leasing Inc., Company Guaranteed Notes, 7.875% due 8/15/18(a)	422,475
350,000	B	Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes, 8.125% due 11/15/21(a)	291,375
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
355,000	BB-	5.250% due 8/15/22(a)	371,419
1,060,000	BB-	5.500% due 2/15/24(a)	1,105,050
710,000	B-	Watco Cos. LLC/Watco Finance Corp., Company Guaranteed Notes, 6.375% due 4/1/23(a)	741,950

		Total Transportation Infrastructure	3,017,544

Wireless Telecommunication Services — 3.4%
300,000	BB	Altice US Finance I Corp., Senior Secured Notes, 5.500% due 5/15/26(a)	318,188
		Sprint Capital Corp., Company Guaranteed Notes:
100,000	B	6.875% due 11/15/28	110,250
625,000	B	8.750% due 3/15/32	776,562

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Wireless Telecommunication Services — 3.4% — (continued)
		Sprint Communications Inc., Senior Unsecured Notes:
$525,000	B	7.000% due 8/15/20	$576,844
540,000	B	11.500% due 11/15/21	687,150
		Sprint Corp., Company Guaranteed Notes:
880,000	B	7.250% due 9/15/21	972,400
770,000	B	7.875% due 9/15/23	881,750
		T-Mobile USA Inc., Company Guaranteed Notes:
150,000	BB	6.000% due 3/1/23	158,437
600,000	BB	6.625% due 4/1/23	633,750
710,000	BB	6.500% due 1/15/26	788,100

		Total Wireless Telecommunication Services	5,903,431

		TOTAL CORPORATE BONDS & NOTES (Cost — $150,178,963)	155,589,734

SENIOR LOANS — 2.9%
369,000	NR	Ancestry.com Operations Inc., (Restricted, cost — $365,713, acquired 10/14/2016), 9.490% (1-Month USD-LIBOR + 8.250%) due 10/19/24(n)	374,535
425,000	NR	Asurion LLC, due 8/4/25(j)	435,183
130,000	NR	Big River Steel LLC, 6.236% (3-Month USD-LIBOR + 5.000%) due 8/23/23	131,950
520,000	NR	CenturyLink Inc., 2.750% (Ticking Fee (Funded) + 2.750%) due 1/31/25	509,925
		EIG Investors Corp.:
989,848		5.318% (3-Month USD-LIBOR + 4.000%) due 2/9/23	1,002,325
21,896		5.236% (1-Month USD-LIBOR + 4.000%) due 2/9/23	22,172
124,851	NR	Hercules Offshore Inc., (Restricted, cost — $40,051, acquired 5/26/2016), due 5/6/20(h)(n)	96,759
219,450	NR	Lantheus Medical Imaging Inc., (Restricted, cost — $218,944, acquired 3/29/2017), 5.739% (1-Month USD-LIBOR + 4.500%) due 6/30/22(n)	221,279
359,100	NR	Laureate Education Inc., (Restricted, cost — $355,681, acquired 4/21/2017), 5.739% (1-Month USD-LIBOR + 4.500%) due 4/26/24(n)	361,748
172,979	NR	Murray Energy Corp., (Restricted, cost — $162,572, acquired 4/9/2015), 8.546% (3-Month USD-LIBOR + 7.250%) due 4/16/20(n)	158,800
317,544	NR	Panda Temple Power LLC, (Restricted, cost — $313,484, acquired 3/4/2015), 9.500% (3-Month USD-PRIME + 5.250%) due 3/6/22(h)(i)(n)	225,456
625,000	NR	Press Ganey Holdings Inc., 8.489% (1-Month USD-LIBOR + 7.250%) due 10/21/24	639,844
300,000	NR	Radnet Management Inc., (Restricted, cost — $299,252, acquired 8/16/2017), 5.085% (3-Month USD-LIBOR + 3.750%/3-Month USD-PRIME + 2.750%) due 6/30/23(n)	300,375
258,690	NR	Solera LLC, 4.507% (2-Month USD-LIBOR + 3.250%) due 3/3/23	259,984
313,421	NR	Veritas US Inc., 5.796% (3-Month USD-LIBOR + 4.500%) due 1/27/23	316,457

		TOTAL SENIOR LOANS (Cost — $5,041,166)	5,056,792

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
300,000	NR	Commercial Mortgage Trust, Series 2015-LC21, Class E, 3.250% due 7/10/48(a)	179,011
200,000	NR	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class E, 4.772% due 8/15/48(a)(d)	131,891
300,000	NR	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.000% due 5/15/48(a)	171,839

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $533,852)	482,741

SOVEREIGN BOND — 0.3%
Argentina — 0.3%
500,000	B	Argentine Republic Government International Bonds, 7.500% due 4/22/26 (Cost — $531,500)	560,250

Shares/Units
PREFERRED STOCKS — 0.7%
ENERGY — 0.3%
Energy Equipment & Services — 0.0%
4,240,500		Tricer Holdco S.C.A., (Restricted, cost — $227,584, acquired 4/20/2011), 0.000%*(g)(h)(m)(n)	42,405

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Shares/Units	Security	Value
Oil, Gas & Consumable Fuels — 0.3%
47,239	Berry Petroleum Co., 0.000%*(h)	$472,390
707	Berry Petroleum Co., (Restricted, cost — $7,070, acquired 2/23/2017), 0.000%*(g)(h)(n)	7,070

	Total Oil, Gas & Consumable Fuels	479,460

	TOTAL ENERGY	521,865

FINANCIALS — 0.4%
Banks — 0.4%
22,709	GMAC Capital Trust I, 7.100% (3-Month USD-LIBOR + 5.785%)(d)	593,159

	TOTAL PREFERRED STOCKS (Cost — $1,153,728)	1,115,024

COMMON STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
9,953	Bossier Casino Venture Holdco Inc., (Restricted, cost — $19,906, acquired 2/6/2012)*(a)(g)(h)(m)(n)	72,856

ENERGY — 0.4%
Energy Equipment & Services — 0.0%
9,541	Tricer Holdco S.C.A., (Restricted, cost — $69,128, acquired 4/20/2011)*(g)(h)(m)(n)	22,421
17,453	Hercules Offshore Inc.*(g)(h)(m)	4,922

	Total Energy Equipment & Services	27,343

Oil, Gas & Consumable Fuels — 0.4%
43,396	Berry Petroleum Corp., (Restricted, cost — $501,842, acquired 3/31/2016)*(h)(n)	390,564
24,541	Blue Ridge Mountain Resources Inc.*(h)	215,961
11,773	PetroQuest Energy Inc., (Restricted, cost — $38,964, acquired 8/17/2016)*(n)	21,074
4,080	Southwestern Energy Co.*	22,236

	Total Oil, Gas & Consumable Fuels	649,835

	TOTAL ENERGY	677,178

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
559	Jack Cooper Holdings Corp., Class B Shares*(a)(g)(h)(m)	—
68	MWO Holdings, ADR, (Restricted, cost — $208,716, acquired 6/30/2011)*(g)(h)(m)(n)	10,033

	TOTAL FINANCIALS	10,033

MATERIALS — 0.1%
Metals & Mining — 0.1%
10,008	SunCoke Energy Partners LP(f)	175,640

	TOTAL COMMON STOCKS (Cost — $2,899,556)	935,707

CONVERTIBLE PREFERRED STOCK — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
12,500	Sanchez Energy Corp., 6.500%(e) (Cost — $553,477)	223,125

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $160,892,242)	163,963,373

Face Amount
SHORT-TERM INVESTMENTS (k) — 5.4%
MONEY MARKET FUND — 1.5%
$2,487,699	Invesco STIT — Government & Agency Portfolio, Institutional Class(l) (Cost — $2,487,699)	2,487,699

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount	Security	Value
TIME DEPOSITS — 3.9%
$1,044,659	Citibank — New York, 0.590% due 9/1/17	$1,044,659
5,753,238	JPMorgan Chase & Co. — New York, 0.590% due 9/1/17	5,753,238

	TOTAL TIME DEPOSITS (Cost — $6,797,897)	6,797,897

	TOTAL SHORT-TERM INVESTMENTS (Cost — $9,285,596)	9,285,596

	TOTAL INVESTMENTS — 100.3% (Cost — $170,177,838)	173,248,969

	Liabilities in Excess of Other Assets — (0.3)%	(569,652)

	TOTAL NET ASSETS — 100.0%	$172,679,317

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2017, amounts to approximately $93,418,690 and represents 54.10% of net assets.
(b)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2017.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	All or a portion of this security is on loan (See Note 1).
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(h)	Illiquid security.
(i)	Security is currently in default.
(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 3.9%.
(l)	Represents investment of collateral received from securities lending transactions.
(m)	Security that used significant unobservable inputs to determine fair value.
(n)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2017, amounts to approximately $2,305,377 and represents 1.34% of net assets.

At August 31, 2017, for High Yield Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
High Yield Fund	$171,253,804	$8,441,443	$(6,446,278)	$1,995,165

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company

See pages 253-254 for definitions of ratings.

Summary of Investments by Security Type^
Corporate Bonds & Notes	89.8%
Senior Loans	2.9
Preferred Stocks	0.7
Common Stocks	0.5
Sovereign Bond	0.3
Collateralized Mortgage Obligations	0.3
Convertible Preferred Stock	0.1
Short-Term Investments	5.4

100.0%

^ As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
CORPORATE BONDS & NOTES — 42.8%
Canada — 0.2%
		Enbridge Inc., Senior Unsecured Notes:
$100,000		1.946% (3-Month USD-LIBOR + 0.700%) due 6/15/20(a)	$100,865
200,000		2.900% due 7/15/22	201,511

		Total Canada	302,376

Cayman Islands — 0.6%
200,000		KSA Sukuk Ltd., Senior Unsecured Notes, 2.894% due 4/20/22(b)	201,892
800,000		US Capital Funding II Ltd./US Capital Funding II Corp., Asset-Backed, 2.061% (3-Month USD-LIBOR + 0.750%) due 8/1/34(a)(b)	692,000

		Total Cayman Islands	893,892

Denmark — 7.9%
		BRFkredit AS, Covered Notes:
7,328,336	DKK	2.000% due 10/1/47	1,168,810
8,271	DKK	3.000% due 10/1/47	1,398
		Nordea Kredit Realkreditaktieselskab, Covered Notes:
411,337	DKK	2.500% due 10/1/37	69,375
2,688,659	DKK	2.000% due 10/1/47	427,442
860,778	DKK	2.500% due 10/1/47	142,282
1,000,000	DKK	2.000% due 10/1/50	157,379
		Nykredit Realkredit AS, Covered Notes:
8,459,235	DKK	2.000% due 10/1/37	1,396,239
3,600,361	DKK	2.500% due 10/1/37	606,074
12,549,057	DKK	2.000% due 10/1/47	1,994,441
10,871,835	DKK	2.500% due 10/1/47	1,795,757
		Realkredit Danmark AS, Covered Notes:
1,566,039	DKK	2.000% due 10/1/37	258,733
3,207,540	DKK	2.500% due 10/1/37	539,691
12,734,020	DKK	2.000% due 10/1/47	2,023,939
6,219,199	DKK	2.500% due 10/1/47	1,028,751

		Total Denmark	11,610,311

France — 1.1%
		Dexia Credit Local SA, Government Liquid Guaranteed Notes:
400,000		1.889% (3-Month USD-LIBOR + 0.600%) due 3/23/18(a)(b)	401,022
300,000		2.250% due 2/18/20(b)	302,011
1,000,000		1.875% due 9/15/21(b)	986,482

		Total France	1,689,515

Germany — 1.8%
800,000		Deutsche Bank AG, Senior Unsecured Notes, 4.250% due 10/14/21(c)	844,900
2,400,000	NZD	Landwirtschaftliche Rentenbank, Government Guaranteed Notes, 4.750% due 3/12/19	1,785,851

		Total Germany	2,630,751

Ireland — 0.9%
800,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 4.625% due 10/30/20	853,382
200,000	EUR	Bank of Ireland, Junior Subordinated Notes, 7.375% (5-Year EUR Swap Rate + 6.956%)(a)(d)	261,929
200,000		SMBC Aviation Capital Finance DAC, Company Guaranteed Notes, 3.000% due 7/15/22(b)	201,857

		Total Ireland	1,317,168

Italy — 0.7%
400,000	EUR	Banca Carige SpA, Covered Notes, 3.875% due 10/24/18	493,522
500,000	EUR	Banca Monte dei Paschi di Siena SpA, Covered Notes, 5.000% due 2/9/18	610,233

		Total Italy	1,103,755

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Japan — 0.4%
$200,000		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes, 2.091% due 9/14/21	$196,815
400,000		Chugoku Electric Power Co., Inc. (The), Senior Secured Notes, 2.701% due 3/16/20	403,454

		Total Japan	600,269

Jersey Channel Islands — 0.5%
200,000	GBP	HBOS Capital Funding LP, Company Guaranteed Notes, 9.540% (3-Month GBP-LIBOR + 6.750%)(a)(d)	269,956
300,000	GBP	Kennedy Wilson Europe Real Estate PLC, Senior Unsecured Notes, 3.950% due 6/30/22	405,071

		Total Jersey Channel Islands	675,027

Luxembourg — 1.0%
100,000		Allergan Funding SCS, Company Guaranteed Notes, 3.800% due 3/15/25	104,730
600,000	EUR	Commerzbank Finance & Covered Bonds SA, Covered Notes, 4.250% due 6/4/18	737,455
500,000	EUR	Wind Acquisition Finance SA, Secured Notes, 7.000% due 4/23/21	620,561

		Total Luxembourg	1,462,746

Netherlands — 2.7%
700,000	CAD	Bank Nederlandse Gemeenten NV, Senior Unsecured Notes, 2.125% due 10/1/19(b)	565,808
300,000	EUR	Cooperatieve Rabobank UA, Senior Unsecured Notes, 6.875% due 3/19/20	417,088
		ING Bank NV:
600,000		Covered Notes, 2.625% due 12/5/22(b)	610,457
1,000,000		Subordinated Notes, 4.125% (5-Year USD 1100 Run ICE Swap Rate + 2.700%) due 11/21/23(a)	1,021,843
		Petrobras Global Finance BV, Company Guaranteed Notes:
600,000		8.375% due 5/23/21	682,425
400,000		6.125% due 1/17/22	425,000
200,000	EUR	Stichting AK Rabobank Certificaten, Junior Subordinated Notes, 6.500%(d)	283,756

		Total Netherlands	4,006,377

Norway — 0.3%
400,000		DNB Boligkreditt AS, Covered Notes, 2.500% due 3/28/22(b)	406,363

Portugal — 0.3%
		Banco Espirito Santo SA, Senior Unsecured Notes:
200,000	EUR	4.750% due 1/15/18(e)(f)	74,118
200,000	EUR	4.000% due 1/21/19(e)(f)	74,118
300,000	EUR	Novo Banco SA, Senior Unsecured Notes, 5.000% due 4/4/19	292,898

		Total Portugal	441,134

Spain — 0.5%
600,000	EUR	Banco Santander SA, Junior Subordinated Notes, 6.250% (5-Year EUR Swap Rate + 5.640%)(a)(d)	762,604

Supranational — 1.3%
1,400,000	NZD	Asian Development Bank, Senior Unsecured Notes, 4.625% due 3/6/19	1,039,749
		European Investment Bank, Senior Unsecured Notes:
500,000	AUD	0.500% due 6/21/23	343,317
800,000	AUD	0.500% due 8/10/23	545,396

		Total Supranational	1,928,462

Sweden — 5.3%
		Lansforsakringar Hypotek AB, Covered Notes:
10,100,000	SEK	2.250% due 9/21/22	1,367,977
12,000,000	SEK	1.250% due 9/20/23	1,531,177
10,700,000	SEK	Nordea Hypotek AB, Covered Notes, 1.000% due 4/8/22	1,373,309
2,500,000	SEK	Skandinaviska Enskilda Banken AB, Covered Notes, 1.500% due 12/15/21	328,223

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Sweden — 5.3% — (continued)
		Stadshypotek AB, Covered Notes:
2,000,000	SEK	1.500% due 12/15/21	$262,578
8,000,000	SEK	4.500% due 9/21/22	1,197,189
		Sveriges Sakerstallda Obligationer AB, Covered Notes:
7,000,000	SEK	1.250% due 6/15/22	907,056
2,000,000	SEK	2.000% due 6/17/26	261,872
5,100,000	SEK	Swedbank Hypotek AB, Covered Notes, 1.000% due 6/15/22	653,584

		Total Sweden	7,882,965

Switzerland — 1.5%
		UBS AG:
		Senior Unsecured Notes:
$500,000		1.799% (3-Month USD-LIBOR + 0.580%) due 6/8/20(a)(b)	502,065
300,000		2.200% due 6/8/20(b)	301,463
		Subordinated Notes:
250,000		7.625% due 8/17/22	296,875
300,000		4.750% (5-Year USD Swap Rate + 3.765%) due 5/22/23(a)	305,078
400,000		5.125% due 5/15/24	428,959
400,000		UBS Group Funding Switzerland AG, Company Guaranteed Notes, 2.265% (3-Month USD-LIBOR + 0.950%) due 8/15/23(a)(b)(f)	400,124

		Total Switzerland	2,234,564

United Kingdom — 4.7%
		Barclays Bank PLC, Subordinated Notes:
400,000		7.625% due 11/21/22	460,250
700,000		7.750% (5-Year USD Swap Rate + 6.833%) due 4/10/23(a)	723,625
		Barclays PLC:
		Junior Subordinated Notes:
300,000	EUR	6.500% (5-Year EUR Swap Rate + 5.875%)(a)(d)	372,354
400,000	GBP	7.000% (5-Year GBP Swap Rate + 5.084%)(a)(d)	538,031
200,000		8.250% (5-Year USD Swap Rate + 6.705%)(a)(d)	212,532
600,000		Senior Unsecured Notes, 3.419% (3-Month USD-LIBOR + 2.110%) due 8/10/21(a)(c)	628,331
200,000		British Telecommunications PLC, Senior Unsecured Notes, 9.125% due 12/15/30	310,135
200,000	GBP	Co-operative Group Holdings 2011 Ltd., Company Guaranteed Notes, step bond to yield, 6.875% due 7/8/20	290,615
500,000		HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(b)	516,706
400,000		Imperial Brands Finance PLC, Company Guaranteed Notes, 2.950% due 7/21/20(b)	407,645
100,000	GBP	Legal & General Group PLC, Subordinated Notes, 5.500% (5-Year UK Government Note Generic Bid Yield + 3.170%) due 6/27/64(a)	144,524
		Lloyds Banking Group PLC, Junior Subordinated Notes:
300,000	GBP	7.000% (5-Year GBP Swap Rate + 5.060%)(a)(d)	407,769
200,000	GBP	7.625% (5-Year GBP Swap Rate + 5.010%)(a)(d)	293,065
100,000	GBP	RAC Bonds Co. PLC, Senior Secured Notes, 4.870% due 5/6/26	146,421
500,000		Santander UK Group Holdings PLC, Subordinated Notes, 4.750% due 9/15/25(b)	522,651
98,220	GBP	Tesco Property Finance 4 PLC, Senior Secured Notes, 5.801% due 10/13/40	144,880
300,000	GBP	Virgin Media Secured Finance PLC, Senior Secured Notes, 4.875% due 1/15/27	404,874
300,000	GBP	Virgin Money PLC, Senior Unsecured Notes, 2.250% due 4/21/20	399,081

		Total United Kingdom	6,923,489

United States — 11.1%
		Ally Financial Inc.:
500,000		Company Guaranteed Notes, 8.000% due 11/1/31	646,250
		Senior Unsecured Notes:
200,000		3.250% due 9/29/17	200,210
100,000		3.600% due 5/21/18	101,050

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
United States — 11.1% — (continued)
$100,000		American Honda Finance Corp., Senior Unsecured Notes, 1.669% (3-Month USD-LIBOR + 0.350%) due 11/5/21(a)	$99,980
300,000	EUR	American International Group Inc., Senior Unsecured Notes, 1.500% due 6/8/23	371,650
300,000		Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes, 3.300% due 2/1/23	311,909
		AT&T Inc., Senior Unsecured Notes:
200,000		5.200% due 3/15/20	215,036
400,000		2.254% (3-Month USD-LIBOR + 0.950%) due 7/15/21(a)	404,303
300,000	EUR	1.800% due 9/4/26	361,428
		BAT Capital Corp., Company Guaranteed Notes:
100,000		1.905% (3-Month USD-LIBOR + 0.590%) due 8/14/20(a)(b)	100,103
100,000		3.222% due 8/15/24(b)(f)	101,390
100,000		3.557% due 8/15/27(b)(f)	101,629
100,000		4.390% due 8/15/37(b)(f)	103,248
400,000		Boston Scientific Corp., Senior Unsecured Notes, 6.000% due 1/15/20	436,366
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
250,000		3.579% due 7/23/20	256,655
700,000		4.464% due 7/23/22	741,190
400,000		DDR Corp., Senior Unsecured Notes, 3.900% due 8/15/24	405,544
		Dell International LLC/EMC Corp., Senior Secured Notes:
400,000		3.480% due 6/1/19(b)	408,974
250,000		4.420% due 6/15/21(b)	263,657
200,000		Emera US Finance LP, Company Guaranteed Notes, 2.700% due 6/15/21	202,085
200,000		EPR Properties, Company Guaranteed Notes, 4.500% due 6/1/27	203,599
		Fidelity National Information Services Inc., Senior Unsecured Notes:
100,000	EUR	0.400% due 1/15/21	119,464
100,000	GBP	1.700% due 6/30/22	129,695
400,000		Ford Motor Credit Co. LLC, Senior Unsecured Notes, 5.875% due 8/2/21	447,359
300,000		Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes, 5.625% due 7/31/19(b)	319,875
300,000		Harris Corp., Senior Unsecured Notes, 5.550% due 10/1/21	335,641
1,200,000		JPMorgan Chase & Co., Senior Unsecured Notes, 1.864% (3-Month USD-LIBOR + 0.550%) due 4/25/18(a)(c)	1,203,270
400,000		KLA-Tencor Corp., Senior Unsecured Notes, 3.375% due 11/1/19	410,572
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, 0.000% due 12/30/16(f)	80,275
1,000,000		Marriott International Inc., Senior Unsecured Notes, 6.750% due 5/15/18	1,033,232
		Navient Corp., Senior Unsecured Notes:
100,000		5.500% due 1/15/19	103,780
350,000		4.875% due 6/17/19	362,687
400,000		8.000% due 3/25/20	442,500
600,000		OneMain Financial Holdings LLC, Company Guaranteed Notes, 6.750% due 12/15/19(b)	628,500
1,000,000		Santander Holdings USA Inc., Senior Unsecured Notes, 2.767% (3-Month USD-LIBOR + 1.450%) due 11/24/17(a)(c)	1,002,659
100,000		Spectra Energy Partners LP, Senior Unsecured Notes, 2.016% (3-Month USD-LIBOR + 0.700%) due 6/5/20(a)	100,564
100,000		Springleaf Finance Corp., Company Guaranteed Notes, 6.000% due 6/1/20	105,875
300,000		Time Warner Cable LLC, Senior Secured Notes, 8.250% due 4/1/19	327,858
1,100,000		UnitedHealth Group Inc., Senior Unsecured Notes, 3.750% due 7/15/25(c)	1,172,542
346,000		Verizon Communications Inc., Senior Unsecured Notes, 3.376% due 2/15/25(b)	348,039
300,000		WEA Finance LLC/Westfield UK & Europe Finance PLC, Company Guaranteed Notes, 3.750% due 9/17/24(b)	308,155
		Wells Fargo & Co., Senior Unsecured Notes:
100,000		2.423% (3-Month USD-LIBOR + 1.110%) due 1/24/23(a)	101,548
900,000		2.541% (3-Month USD-LIBOR + 1.230%) due 10/31/23(a)(c)	920,025

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
United States — 11.1% — (continued)
$300,000		Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 3.150% due 4/1/22	$307,009

		Total United States	16,347,380

		TOTAL CORPORATE BONDS & NOTES (Cost — $60,864,919)	63,219,148

SOVEREIGN BONDS — 37.7%
Brazil — 0.8%
3,700,000	BRL	Brazil Letras do Tesouro Nacional, zero coupon, due 10/1/17	1,167,088

Canada — 3.4%
		Province of Alberta Canada:
900,000	CAD	1.250% due 6/1/20	713,087
900,000	CAD	2.350% due 6/1/25	715,855
3,100,000	CAD	Province of Ontario Canada, 3.150% due 6/2/22	2,616,310
1,100,000	CAD	Province of Quebec Canada, 3.750% due 9/1/24	962,587

		Total Canada	5,007,839

France — 4.4%
		French Republic Government Bonds OAT:
900,000	EUR	3.250% due 5/25/45(c)	1,454,370
3,200,000	EUR	2.000% due 5/25/48(b)(c)	4,044,800
850,000	EUR	1.750% due 5/25/66(b)	974,101

		Total France	6,473,271

Ireland — 1.1%
1,000,000	EUR	Ireland Government Bonds, 5.400% due 3/13/25(c)	1,625,997

Italy — 2.2%
		Italy Buoni Poliennali Del Tesoro:
100,000	EUR	2.700% due 3/1/47(b)(c)	108,279
1,200,000	EUR	3.450% due 3/1/48(b)(c)	1,480,013
500,000	EUR	2.800% due 3/1/67(b)(c)	507,640
700,000	GBP	Republic of Italy Government International Bonds, 6.000% due 8/4/28	1,144,614

		Total Italy	3,240,546

Japan — 10.6%
200,000		Development Bank of Japan Inc., 2.000% due 10/19/21	197,684
		Japan Bank for International Cooperation:
400,000		2.000% due 11/4/21	397,572
200,000		2.375% due 7/21/22	202,239
		Japan Finance Organization for Municipalities:
500,000		2.125% due 4/13/21(b)	496,919
200,000		2.625% due 4/20/22(b)	202,637
		Japan Government Thirty Year Bonds:
210,000,000	JPY	1.700% due 9/20/44	2,349,848
330,000,000	JPY	1.400% due 9/20/45	3,465,951
180,000,000	JPY	0.500% due 9/20/46	1,508,343
		Japan Government Twenty Year Bonds:
400,000,000	JPY	1.000% due 12/20/35	3,985,997
280,000,000	JPY	0.400% due 3/20/36	2,512,309
400,000		Tokyo Metropolitan Government, 2.000% due 5/17/21(b)	396,591

		Total Japan	15,716,090

Kuwait — 0.9%
		Kuwait International Government Bonds:
400,000		2.750% due 3/20/22(b)	406,174

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Kuwait — 0.9% — (continued)
$900,000		3.500% due 3/20/27(b)	$935,046

		Total Kuwait	1,341,220

New Zealand — 0.2%
300,000	NZD	New Zealand Government Bonds, 5.500% due 4/15/23	249,252

Poland — 0.5%
2,700,000	PLN	Republic of Poland Government Bonds, 3.250% due 7/25/25	766,487

Qatar — 0.2%
200,000		Qatar Government International Bonds, 4.500% due 1/20/22	213,630

Saudi Arabia — 1.1%
1,700,000		Saudi Government International Bonds, 2.375% due 10/26/21	1,685,040

Slovenia — 2.4%
		Slovenia Government International Bonds:
500,000		4.750% due 5/10/18	510,750
800,000		4.125% due 2/18/19	826,848
200,000		5.500% due 10/26/22	229,405
1,250,000		5.850% due 5/10/23	1,468,792
450,000		5.250% due 2/18/24	519,979

		Total Slovenia	3,555,774

Spain — 5.3%
		Autonomous Community of Catalonia:
200,000	EUR	4.750% due 6/4/18	243,714
500,000	EUR	4.950% due 2/11/20	629,250
200,000	EUR	4.900% due 9/15/21	249,837
		Spain Government Bonds:
800,000	EUR	1.500% due 4/30/27(b)(c)	957,092
3,900,000	EUR	1.450% due 10/31/27(b)(c)	4,597,508
900,000	EUR	2.900% due 10/31/46(b)(c)	1,097,054

		Total Spain	7,774,455

United Kingdom — 4.6%
		United Kingdom Gilt:
1,800,000	GBP	3.250% due 1/22/44(c)	3,069,796
2,100,000	GBP	3.500% due 1/22/45(c)	3,757,470

		Total United Kingdom	6,827,266

		TOTAL SOVEREIGN BONDS (Cost — $53,482,434)	55,643,955

COLLATERALIZED MORTGAGE OBLIGATIONS — 20.1%
		ALBA PLC:
472,944	GBP	Series 2007-1, Class A3, 0.467% (3-Month GBP-LIBOR + 0.170%) due 3/17/39(a)	586,649
500,714	GBP	Series 2015-1, Class A, 1.501% (1-Month GBP-LIBOR + 1.250%) due 4/24/49(a)	651,546
816,677		Argent Mortgage Loan Trust, Series 2005-W1, Class A1, 1.714% (1-Month USD-LIBOR + 0.480%) due 5/25/35(a)	739,816
36,731		Banc of America Funding Trust, Series 2006-A, Class 1A1, 3.153% due 2/20/36(a)	36,410
345,047		Bayview Financial Asset Trust, Series 2007-SR1A, Class A, 1.684% (1-Month USD-LIBOR + 0.450%) due 3/25/37(a)(b)	319,406
		Bear Stearns Adjustable Rate Mortgage Trust:
8,334		Series 2003-5, Class 1A2, 3.312% due 8/25/33(a)	8,263
13,853		Series 2003-7, Class 6A, 3.333% due 10/25/33(a)	13,996
32,220		Series 2004-2, Class 22A, 3.662% due 5/25/34(a)	31,446
7,645		Series 2004-2, Class 23A, 3.202% due 5/25/34(a)	7,160
16,130		Series 2005-2, Class A2, 3.636% (1-Year USD-LIBOR + 1.950%) due 3/25/35(a)	16,334

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 20.1% — (continued)
$122,737		Bear Stearns Structured Products Inc. Trust, Series 2007-R6, Class 1A1, 3.321% due 1/26/36(a)	$110,385
105,315	EUR	Casa d’este Finance SRL, Series 1, Class A2, 0.019% (3-Month EURIBOR + 0.350%) due 9/15/40(a)	124,890
700,000		Cent CLO 22 Ltd., Series 2014-22A, Class A1R, 2.722% (3-Month USD-LIBOR + 1.410%) due 11/7/26(a)(b)	700,488
152,187		CHL Mortgage Pass-Through Trust 2007-19, Series 2007-19, Class 2A1, 6.500% due 11/25/47(f)	138,251
385,386	EUR	Claris ABS SRL, Series 2011-1, Class A, 0.102% (6-Month EURIBOR + 0.350%) due 10/31/60(a)	459,049
		Countrywide Alternative Loan Trust:
1,913		Series 2004-J5, Class 2A1, 1.914% (1-Month USD-LIBOR + 0.680%) due 8/25/34(a)	1,931
10,270		Series 2005-21CB, Class A3, 5.250% due 6/25/35	9,753
39,438		Series 2007-7T2, Class A9, 6.000% due 4/25/37	28,203
64,016		Series 2007-11T1, Class A12, 1.584% (1-Month USD-LIBOR + 0.350%) due 5/25/37(a)	34,814
31,346		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	27,995
		Countrywide Asset-Backed Certificates:
1,000,363		Series 2007-13, Class 1A, 2.074% (1-Month USD-LIBOR + 0.840%) due 10/25/47(a)	989,463
756,896		Series 2007-SEA2, Class 1A1, 2.234% (1-Month USD-LIBOR + 1.000%) due 8/25/47(a)(b)	742,907
		Countrywide Home Loan Mortgage Pass-Through Trust:
5,958		Series 2004-12, Class 11A1, 3.551% due 8/25/34(a)	5,701
117,059		Series 2005-2, Class 1A1, 1.874% (1-Month USD-LIBOR + 0.640%) due 3/25/35(a)	103,128
9,794		Series 2005-3, Class 2A1, 1.814% (1-Month USD-LIBOR + 0.580%) due 4/25/35(a)	9,053
106,453		Series 2005-9, Class 1A3, 1.694% (1-Month USD-LIBOR + 0.460%) due 5/25/35(a)	95,474
31,969		Series 2005-11, Class 3A1, 2.417% due 4/25/35(a)	26,776
46,483		Series 2005-HYB9, Class 3A2A, 3.309% (1-Year USD-LIBOR + 1.750%) due 2/20/36(a)	41,712
979,405		Series 2007-4, Class 1A47, 6.000% due 5/25/37	813,105
5,174		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 3.311% due 8/25/33(a)	5,219
872,700		Credit Suisse Mortgage Capital Certificates, Series 2007-NC1, Class 2A1, 1.834% (1-Month USD-LIBOR + 0.600%) due 9/25/37(a)	853,304
41,828		Credit Suisse Mortgage Capital Trust, Series 2007-5R, Class A5, 6.500% due 7/26/36	24,944
188,296		CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36	97,422
352,522		CWABS Asset-Backed Certificates Trust, Series 2006-18, Class 2A2, 1.394% (1-Month USD-LIBOR + 0.160%) due 3/25/37(a)	345,845
851,366		Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-3, Class 2A1, 1.984% (1-Month USD-LIBOR + 0.750%) due 10/25/47(a)	754,502
881,353		Ellington Loan Acquisition Trust, Series 2007-2, Class A1, 2.284% (1-Month USD-LIBOR + 1.050%) due 5/25/37(a)(b)	848,400
266,481	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.439% (3-Month GBP-LIBOR + 0.150%) due 6/15/44(a)	333,930
		Eurosail-UK PLC:
10,879	GBP	Series 2007-4X, Class A2A, 0.590% (3-Month GBP-LIBOR + 0.300%) due 6/13/45(a)	14,074
500,000	GBP	Series 2007-4X, Class A3, 1.240% (3-Month GBP-LIBOR + 0.950%) due 6/13/45(a)	644,385
285,304	GBP	Series 2007-6NCX, Class A2A, 0.990% (3-Month GBP-LIBOR + 0.700%) due 9/13/45(a)	368,080
		Federal Home Loan Mortgage Corp. (FHLMC):
38,378		Series T-35, Class A, 1.514% (1-Month USD-LIBOR + 0.280%) due 9/25/31(a)	37,944
55,277		Series T-62, Class 1A1, 1.976% (1-Year Treasury Average Rate + 1.200%) due 10/25/44(a)	56,228
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
49,510		Series 2391, Class FJ, 1.727% (1-Month USD-LIBOR + 0.500%) due 4/15/28(a)	49,727
77,228		Series 2614, Class SJ, 16.289% (1-Month USD-LIBOR + 19.663%) due 5/15/33(a)	107,615
360,659		Series 4579, Class FD, 1.577% (1-Month USD-LIBOR + 0.350%) due 1/15/38(a)	359,300
360,659		Series 4579, Class SD, 1.465% due 1/15/38(a)(g)	20,914

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 20.1% — (continued)
$8,705		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	$10,038
		Federal National Mortgage Association (FNMA), REMICS:
8,143		Series 2003-34, Class A1, 6.000% due 4/25/43	9,249
29		Series 2005-120, Class NF, 1.334% (1-Month USD-LIBOR + 0.100%) due 1/25/21(a)	29
19,888		Series 2006-48, Class TF, 1.634% (1-Month USD-LIBOR + 0.400%) due 6/25/36(a)	19,962
159,770		Series 2009-104, Class FA, 2.034% (1-Month USD-LIBOR + 0.800%) due 12/25/39(a)	162,512
693,433		Series 2010-46, Class WF, 1.984% (1-Month USD-LIBOR + 0.750%) due 5/25/40(a)	706,619
115,501		Series 2013-130, Class FB, 1.684% (1-Month USD-LIBOR + 0.450%) due 1/25/44(a)	115,983
63,401		Federal National Mortgage Association (FNMA), REMICS, Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	73,513
536,236		Finn Square CLO Ltd., Series 2012-1A, Class A1R, 2.506% (3-Month USD-LIBOR + 1.210%) due 12/24/23(a)(b)	538,632
366,839		First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1.594% (1-Month USD-LIBOR + 0.360%) due 10/25/35(a)	367,478
800,000		Flagship VII LTD, Series 2013-7A, Class A1R, 2.427% (3-Month USD-LIBOR + 1.120%) due 1/20/26(a)(b)	800,516
37,418	EUR	Giovecca Mortgages SRL, Series 2011-1, Class A, 0.268% (3-Month EURIBOR + 0.600%) due 4/23/48(a)	44,632
70,760		GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 3.516% due 11/19/35(a)	68,047
1,000,000		GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR, 2.681% (3-Month USD-LIBOR + 1.370%) due 10/29/26(a)(b)	1,002,734
491,305		Government National Mortgage Association, Series 2016-H15, Class FA, 2.024% (1-Month USD-LIBOR + 0.800%) due 7/20/66(a)	495,433
18,505		GSR Mortgage Loan Trust, Series 2003-1, Class A2, 2.560% (1-Year CMT Index + 1.750%) due 3/25/33(a)	18,372
432,855		GSR Mortgage Loan Trust 2005-AR7, Series 2005-AR7, Class 2A1, 3.278% due 11/25/35(a)	432,670
		Harborview Mortgage Loan Trust:
31,476		Series 2005-2, Class 2A1A, 1.671% (1-Month USD-LIBOR + 0.440%) due 5/19/35(a)	29,596
73,799		Series 2005-3, Class 2A1A, 1.471% (1-Month USD-LIBOR + 0.240%) due 6/19/35(a)	72,704
122,642		Series 2006-SB1, Class A1A, 1.680% (1-Year Treasury Average Rate + 0.850%) due 12/19/36(a)	118,802
149,507		Series 2007-1, Class 2A1A, 1.361% (1-Month USD-LIBOR + 0.130%) due 3/19/37(a)	141,075
		JPMorgan Mortgage Trust:
6,585		Series 2003-A2, Class 3A1, 2.990% due 11/25/33(a)	6,365
2,862		Series 2005-A1, Class 6T1, 3.613% due 2/25/35(a)	2,839
104,567		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.390% due 7/27/37(a)(b)	107,381
800,000		KVK CLO Ltd., Series 2013-2A, Class AR, 2.454% (3-Month USD-LIBOR + 1.150%) due 1/15/26(a)(b)	800,752
650,900	GBP	Ludgate Funding PLC, Series 2007-1, Class A2A, 0.464% (3-Month GBP-LIBOR + 0.160%) due 1/1/61(a)	799,020
		Merrill Lynch Mortgage Investors Trust:
11,584		Series 2003-A2, Class 1A1, 3.107% due 2/25/33(a)	11,272
39,115		Series 2005-2, Class 1A, 2.665% (6-Month USD-LIBOR + 1.250%) due 10/25/35(a)	39,148
34,869	GBP	Money Partners Securities 4 PLC, Series 4X, Class A1A, 0.669% (3-Month GBP-LIBOR + 0.380%) due 3/15/40(a)	45,111
700,000	GBP	Newgate Funding, Series 2007-1X, Class A3, 0.453% (3-Month GBP-LIBOR + 0.160%) due 12/1/50(a)	829,979
400,000		NewMark Capital Funding 2014-2 CLO Ltd., Series 2014-2A, Class A1R, 2.372% (3-Month USD-LIBOR + 1.220%) due 6/30/26(a)(b)	400,012
		Puma Finance Pty Ltd.:
216,160	AUD	Series 2014-1, Class A, 2.500% (1-Month Australian Bank Bill + 0.900%) due 5/13/45(a)	172,108
206,400	AUD	Series 2014-2, Class A, 2.385% (1-Month Australian Bank Bill + 0.790%) due 10/18/45(a)	163,797
350,818		RAAC Trust, Series 2007-SP3, Class A1, 2.434% (1-Month USD-LIBOR + 1.200%) due 9/25/47(a)	349,154

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 20.1% — (continued)
$72,641		RALI Trust, Series 2007-QO2, Class A1, 1.384% (1-Month USD-LIBOR + 0.150%) due 2/25/47(a)	$48,445
		Residential Asset Securitization Trust:
21,886		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	17,485
53,473		Series 2006-R1, Class A2, 1.634% (1-Month USD-LIBOR + 0.400%) due 1/25/46(a)	26,642
394,234	GBP	Residential Mortgage Securities 28 PLC, Series 28, Class A, 1.439% (3-Month GBP-LIBOR + 1.150%) due 6/15/46(a)	513,797
319,964	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 0.449% (3-Month GBP-LIBOR + 0.160%) due 12/15/43(a)	395,235
		RMAC Securities No 1 PLC:
301,945	GBP	Series 2006-NS1X, Class A2A, 0.439% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(a)	375,568
571,704	GBP	Series 2006-NS3X, Class A2A, 0.439% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(a)	706,647
		Soundview Home Loan Trust:
488,431		Series 2006-3, Class A3, 1.394% (1-Month USD-LIBOR + 0.160%) due 11/25/36(a)	459,803
1,300,000		Series 2006-3, Class A4, 1.484% (1-Month USD-LIBOR + 0.250%) due 11/25/36(a)	1,074,232
		Structured Adjustable Rate Mortgage Loan Trust:
10,775		Series 2004-1, Class 4A1, 3.470% due 2/25/34(a)	10,780
41,469		Series 2004-4, Class 3A2, 3.449% due 4/25/34(a)	42,087
58,368		Series 2004-19, Class 2A1, 2.132% (1-Year Treasury Average Rate + 1.400%) due 1/25/35(a)	54,980
		Structured Asset Mortgage Investments II Trust:
73,082		Series 2005-AR2, Class 2A1, 1.694% (1-Month USD-LIBOR + 0.460%) due 5/25/45(a)	68,623
81,467		Series 2005-AR8, Class A1A, 1.514% (1-Month USD-LIBOR + 0.280%) due 2/25/36(a)	77,923
55,787		Series 2006-AR5, Class 1A1, 1.444% (1-Month USD-LIBOR + 0.210%) due 5/25/36(a)	44,067
300,530		Series 2007-AR4, Class A3, 1.454% (1-Month USD-LIBOR + 0.220%) due 9/25/47(a)	283,602
132,474		Series 2007-AR6, Class A1, 2.330% (1-Year Treasury Average Rate + 1.500%) due 8/25/47(a)	125,838
54,224		Structured Asset Securities Corp. Trust, Series 2005-10, Class 4A1, 5.500% due 12/25/34	53,811
900,000		Symphony CLO XII Ltd., Series 2013-12A, Class AR, 2.334% (3-Month USD-LIBOR + 1.030%) due 10/15/25(a)(b)	900,032
900,000		TICP CLO I Ltd., Series 2014-1A, Class A1R, 2.494% (3-Month USD-LIBOR + 1.180%) due 4/26/26(a)(b)	904,050
372,651		US Residential Opportunity Fund III Trust, Series 2016-3III, Class A, step bond to yield, 3.598% due 10/27/36(b)	372,144
900,000		Venture XVI CLO Ltd., Series 2014-16A, Class A1R, 2.424% (3-Month USD-LIBOR + 1.120%) due 4/15/26(a)(b)	900,019
		WaMu Mortgage Pass-Through Certificates Trust:
15,834		Series 2002-AR9, Class 1A, 2.230% (1-Year Treasury Average Rate + 1.400%) due 8/25/42(a)	15,367
5,126		Series 2003-AR5, Class A7, 3.062% due 6/25/33(a)	5,227
382,614		Series 2003-AR9, Class 2A, 3.243% due 9/25/33(a)	387,297
462,814		Series 2004-AR1, Class A, 3.140% due 3/25/34(a)	473,058
59,265		Series 2005-AR13, Class A1A1, 1.524% (1-Month USD-LIBOR + 0.290%) due 10/25/45(a)	59,422
99,190		Series 2006-AR13, Class 2A, 2.148% (11th District Cost of Funds Index + 1.500%) due 10/25/46(a)	96,992
12		Washington Mutual Mortgage Loan Trust, Series 2001-7, Class A, 1.972% due 5/25/41(a)	12
28,201		Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 1.770% (1-Year Treasury Average Rate + 0.940%) due 7/25/46(a)	20,970
163,823		Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 3.138% due 12/25/32(a)	164,309
217,719		Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1, 3.154% due 3/25/36(a)	220,509

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $30,290,470)	29,650,444

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
MORTGAGE-BACKED SECURITIES — 5.5%
CMHC — 0.5%
		Canadian Mortgage and Housing Corp. (CMHC):
216,016	CAD	1.525% due 6/1/20(f)	$172,865
512,046	CAD	1.525% due 7/1/20(f)	411,416
153,035	CAD	1.525% due 8/1/20(f)	122,952

		TOTAL CMHC	707,233

FNMA — 5.0%
		Federal National Mortgage Association (FNMA):
$89,581		3.000% due 1/1/22	93,198
65,079		3.107% (1-Year CMT Index + 2.360%) due 11/1/34(a)	69,001
114,076		6.500% due 8/1/37	127,932
3,000,000		3.000% due 10/1/47(h)	3,030,117
4,000,000		3.500% due 11/1/47(h)	4,131,250

		TOTAL FNMA	7,451,498

GNMA — 0.0%
		Government National Mortgage Association II (GNMA):
6,404		6.000% due 9/20/38	6,882

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $8,056,257)	8,165,613

U.S. GOVERNMENT OBLIGATIONS — 3.9%
1,650,390		U.S. Treasury Inflation Indexed Bonds, 2.375% due 1/15/25(i)	1,902,287
		U.S. Treasury Inflation Indexed Notes:
201,446		0.125% due 4/15/22	202,146
3,206,020		0.250% due 1/15/25(c)(i)	3,198,617
500,000		U.S. Treasury Notes, 2.375% due 5/15/27	510,918

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $5,768,934)	5,813,968

SENIOR LOAN — 0.2%
300,000		CenturyLink Inc., 2.750% (Ticking Fee (Funded) + 2.750%) due 1/31/25 (Cost — $298,525)	294,188

ASSET-BACKED SECURITIES — 0.1%
Automobiles — 0.0%
51,791		Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A2, 1.470% due 4/15/19(b)	51,790

Student Loans — 0.1%
130,524		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 2.264% (3-Month USD-LIBOR + 0.950%) due 4/25/38(a)	131,199

		TOTAL ASSET-BACKED SECURITIES (Cost — $182,315)	182,989

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $158,943,854)	162,970,305

SHORT-TERM INVESTMENTS — 13.8%
SOVEREIGN BONDS — 12.3%
Japan — 11.2%
		Japan Treasury Discount Bills:
450,000,000	JPY	(0.122)% due 9/4/17(j)	4,094,014
190,000,000	JPY	(0.097)% due 9/11/17(j)	1,728,476
590,000,000	JPY	(0.123)% due 10/30/17(j)	5,367,723
140,000,000	JPY	(0.146)% due 11/27/17(j)	1,273,771
450,000,000	JPY	(0.176)% due 12/4/17(j)	4,094,566

		Total Japan	16,558,550

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount†		Security	Value
Mexico — 1.1%
301,000,000	MXN	Mexico Cetes, 6.946% due 3/1/18(j)	$1,628,241

		TOTAL SOVEREIGN BONDS (Cost — $17,898,306)	18,186,791

TIME DEPOSITS — 1.5%
28,412	AUD	ANZ National Bank — London, 0.484% due 9/1/17	22,586
		BBH — Grand Cayman:
737	CHF	(1.450)% due 9/1/17	768
52,979	SEK	(0.929)% due 9/1/17	6,669
291	DKK	(0.800)% due 9/1/17	46
91,000	NOK	0.100% due 9/1/17	11,732
136,288	CAD	0.150% due 9/1/17	109,157
38,195	NZD	0.800% due 9/1/17	27,428
252,969	ZAR	5.818% due 9/1/17	19,443
222	SGD	0.010% due 9/4/17	164
		Citibank — London:
234,408	EUR	(0.556)% due 9/1/17	279,098
90,377	GBP	0.050% due 9/1/17	116,875
$1,181,708		Citibank — New York, 0.590% due 9/1/17	1,181,708
366,270		JPMorgan Chase & Co. — New York, 0.590% due 9/1/17	366,270
11,701,363	JPY	Sumitomo — Tokyo, (0.230)% due 9/1/17	106,424

		TOTAL TIME DEPOSITS (Cost — $2,248,368)	2,248,368

U.S. GOVERNMENT OBLIGATION — 0.0%
$9,000		U.S. Treasury Bills, 1.065% due 1/4/18(i)(j) (Cost — $8,967)	8,967

		TOTAL SHORT-TERM INVESTMENTS IN SECURITIES (Cost — $20,155,641)	20,444,126

		TOTAL INVESTMENTS IN SECURITIES (Cost — $179,099,495)	183,414,431

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $124,454)	30,047

		TOTAL INVESTMENTS — 124.1% (Cost — $179,223,949)	183,444,478

		Liabilities in Excess of Other Assets — (24.1)%	(35,641,353)

		TOTAL NET ASSETS — 100.0%	$147,803,125

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2017.
(b)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended.
This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2017, amounts to approximately $35,295,232 and represents 23.88% of net assets.
(c)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreement.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security is currently in default.
(f)	Illiquid security.
(g)	Interest only security.
(h)	This security is traded on a TBA basis (see Note 1).
(i)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(j)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2017, for International Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
International Fixed Income Fund	$182,466,422	$16,114,176	$(15,009,283)	$1,104,893

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CLO	— Collateralized Loan Obligation
EURIBOR	— Euro Interbank Offered rate
LIBOR	— London Interbank Offered rate
OTC	— Over the Counter
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

Summary of Investments by Security Type^
Corporate Bonds & Notes	34.5%
Sovereign Bonds	30.3
Collateralized Mortgage Obligations	16.2
Mortgage-Backed Securities	4.4
U.S. Government Obligation	3.2
Senior Loan	0.2
Asset-Backed Securities	0.1
Purchased Options	0.0 *
Short-Term Investments	11.1

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

Schedule of Options Contracts Purchased

Currency Options

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Strike Price	Value
463,000	$463,000	OTC U.S. Dollar versus Japanese Yen, Call	DUB	4/17/20	JPY 120.00	$7,150
641,000	641,000	OTC U.S. Dollar versus Japanese Yen, Call	BOA	4/17/20	JPY 120.00	9,898
748,000	748,000	OTC U.S. Dollar versus Japanese Yen, Call	GSC	4/20/20	JPY 120.00	11,589

		Total Currency Options				$28,637

Floor Option

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
21,200,000	$27,901,532	OTC 5-Year Interest Rate Floor, 3-Month USD-LIBOR, Call	SOG	10/26/17	0.400%	$—

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Interest Rate Swaptions

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Strike Price	Value
35,000,000	$46,063,850	OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	12/18/17	2.030%	$105
57,000,000	75,018,270	OTC 1-Year Swaption, 3-Month USD-LIBOR, Put	GSC	3/14/18	2.400	205

		Total Interest Rate Swaptions				$310

Options on Futures

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Strike Price	Value
44	$10,838,850	3-Month Eurodollar March Futures, Put	GSC	3/19/18	$ 98.25	$1,100
41	5,199,313	U.S. Treasury 10-Year Note December Futures, Put	GSC	11/24/17	115.00	—

		Total Options on Futures				$1,100

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $124,454)				$30,047

Schedule of Options Contracts Written

Currency Options

Number of Contracts	Notional Amounts		Security Name	Counterparty	Expiration Date	Strike Price		Value
491,738	$491,738		OTC Euro versus U.S. Dollar, Call	DUB	9/21/17		$1.20	$3,110
413,000	413,000	EUR	OTC Euro versus U.S. Dollar, Put	DUB	9/21/17		1.14	209
748,000	748,000		OTC U.S. Dollar versus Korean Won, Put	GSC	4/20/18	KRW	1,075.00	8,155
733,000	733,000		OTC U.S. Dollar versus Korean Won, Put	JPM	4/25/18	KRW	1,075.00	8,228
215,000	215,000		OTC U.S. Dollar versus Korean Won, Put	BNP	4/25/18	KRW	1,075.00	2,413

			Total Currency Options					$22,115

Floor Option

Number of Contracts	Notional Amounts		Security Name	Counterparty	Expiration Date	Exercise Rate		Value
21,200,000	$27,901,532		OTC 5-Year Interest Rate Floor, 3-Month USD-LIBOR, Call	SOG	10/26/17		0.01%	$—

Option on Futures

Number of Contracts	Notional Amounts		Security Name	Counterparty	Expiration Date	Strike Price		Value
44	$10,838,850		3-Month Eurodollar March Futures, Call	GSC	3/19/18		$98.75	$2,200

			TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $42,914)					$24,315

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Schedule of Reverse Repurchase Agreements

Face Amounts†		Security	Value
		BNP Paribas SA:
5,476,742	EUR	(0.350)% due 11/2/17	$6,520,883
		Credit Suisse Securities (USA) LLC:
$3,133,000		1.500% due 9/6/17	3,133,000
2,321,000		1.550% due 9/6/17	2,321,000
		Scotia Capital (USA) Inc.:
925,875		1.250% due 10/27/17	925,875
		Standard Chartered Bank:
5,079,213	GBP	0.370% due 10/11/17	6,568,438
4,539,449	EUR	(0.450)% due 10/19/17	5,404,895
98,554	EUR	(0.350)% due 11/2/17	117,344
		UBS AG:
964,359	EUR	(0.340)% due 11/2/17	1,148,214
1,775,440	EUR	(0.320)% due 11/2/17	2,113,927

		TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $28,138,807)	$28,253,576

At August 31, 2017 International Fixed Income Fund had cash collateral from broker in the amount of $308,000 for reverse repurchase agreements.

For the year ended August 31, 2017, the average borrowing and interest rate under the reverse repurchase agreements were $21,680,700 and 0.330%, respectively.

At August 31, 2017, International Fixed Income Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar March Futures	33	3/18	$8,105,830	$8,129,550	$23,720
90-Day Eurodollar September Futures	88	9/17	21,694,373	21,709,050	14,677
Australian Government 3-Year Bond September Futures	3	9/17	267,907	265,906	(2,001)
Australian Government 10-Year Bond September Futures	19	9/17	1,981,455	1,943,140	(38,315)
Bank Accept December Futures	80	12/17	15,781,416	15,779,905	(1,511)
Bank Accept September Futures	2	9/17	395,297	394,958	(339)
Euro-Bobl December Futures	16	12/17	2,507,318	2,506,270	(1,048)
Euro-BTP September Futures	47	9/17	7,497,642	7,685,622	187,980
Euro-Bund December Futures	9	12/17	1,729,753	1,738,218	8,465
Euro-Buxl 30-Year Bond September Futures	13	9/17	2,571,280	2,605,642	34,362
Euro-OAT September Futures	10	9/17	1,787,999	1,795,024	7,025
Euro-Schatz Note September Futures	80	9/17	10,682,036	10,693,466	11,430
Japan Government 10-Year Bond September Futures	7	9/17	9,583,220	9,621,101	37,881
U.S. Treasury 5-Year Note December Futures	102	12/17	12,068,672	12,087,000	18,328
U.S. Treasury 10-Year Note December Futures	175	12/17	22,097,852	22,222,266	124,414
U.S. Treasury Ultra Long Bond December Futures	50	12/17	8,390,234	8,453,125	62,891
United Kingdom Treasury 10-Year Gilt December Futures	6	12/17	991,044	987,746	(3,298)

					484,661

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
90-Day Eurodollar December Futures	64	12/17	$15,766,680	$15,773,600	$(6,920)
90-Day Eurodollar March Futures	33	3/19	8,060,554	8,113,463	(52,909)
90-Day Eurodollar September Futures	90	9/18	22,075,380	22,151,250	(75,870)
U.S. Treasury 2-Year Note December Futures	12	12/17	2,595,750	2,595,750	—
U.S. Treasury Long Bond December Futures	35	12/17	5,434,052	5,463,281	(29,229)

					(164,928)

Net Unrealized Appreciation on Open Exchange Traded Futures Contracts					$319,733

At August 31, 2017, International Fixed Income Fund had deposited cash of $ 798,000 with a broker or brokers as margin collateral on open exchange traded futures contracts.

At August 31, 2017, International Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	327,000	USD	261,046	JPM	$259,949	9/5/17	$(1,097)
Brazilian Real	4,225,693	USD	1,301,615	BNP	1,342,406	9/5/17	40,791
Brazilian Real	248,455	USD	78,947	BOA	78,928	9/5/17	(19)
Brazilian Real	1,564,218	USD	497,034	DUB	496,916	9/5/17	(118)
Brazilian Real	899,947	USD	285,961	GSC	285,893	9/5/17	(68)
Brazilian Real	1,513,073	USD	480,783	UBS	480,669	9/5/17	(114)
Brazilian Real	1,513,073	USD	470,074	UBS	478,500	10/3/17	8,426
British Pound	124,000	USD	164,307	HSBC	160,357	9/5/17	(3,950)
British Pound	8,705,189	USD	11,293,959	SOG	11,257,545	9/5/17	(36,414)
Canadian Dollar	8,022,000	USD	6,432,008	HSBC	6,425,053	9/5/17	(6,955)
Chinese Offshore Renminbi	8,467,144	USD	1,230,546	GSC	1,277,719	12/5/17	47,173
Danish Krone	11,023,000	USD	1,706,559	GSC	1,767,407	10/2/17	60,848
Danish Krone	6,785,000	USD	985,404	GSC	1,087,894	10/2/17	102,490
Danish Krone	815,000	USD	124,959	UBS	130,676	10/2/17	5,717
Danish Krone	37,873,000	USD	5,895,652	JPM	6,105,014	1/2/18	209,362
Danish Krone	7,604,000	USD	1,190,080	GSC	1,232,882	4/3/18	42,802
Euro	65,000	USD	76,452	BOA	77,392	9/5/17	940
Euro	115,000	USD	134,760	GSC	136,925	9/5/17	2,165
Euro	8,940,544	USD	10,782,724	JPM	10,645,063	9/5/17	(137,661)
Euro	248,000	USD	294,028	JPM	295,281	9/5/17	1,253
Indian Rupee	11,831,200	USD	184,000	GSC	184,699	9/21/17	699
Indian Rupee	12,095,920	USD	188,000	SCB	188,832	9/21/17	832
Indian Rupee	71,026,161	USD	1,078,442	GSC	1,099,051	12/4/17	20,609
Indian Rupee	12,325,280	USD	188,000	UBS	190,720	12/4/17	2,720
Indonesian Rupiah	2,567,956,800	USD	190,999	BCLY	191,797	10/13/17	798
Indonesian Rupiah	3,502,200,000	USD	260,000	BCLY	261,575	10/13/17	1,575
Indonesian Rupiah	2,154,400,000	USD	159,999	GSC	160,909	10/13/17	910
Indonesian Rupiah	2,762,375,000	USD	205,000	JPM	206,318	10/13/17	1,318
Indonesian Rupiah	324,960,000	USD	24,000	JPM	24,271	10/13/17	271

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Japanese Yen	38,500,000	USD	350,935	JPM	$350,159	9/5/17	$(776)
Korean Won	293,062,200	USD	258,000	GSC	261,652	4/24/18	3,652
Korean Won	84,337,500	USD	75,000	BNP	75,303	4/27/18	303
Korean Won	274,939,200	USD	244,000	JPM	245,487	4/27/18	1,487
Malaysian Ringgit	3,604,280	USD	845,361	UBS	843,540	9/18/17	(1,821)
Mexican Peso	12,806,504	USD	710,328	GSC	704,785	12/15/17	(5,543)
New Zealand Dollar	4,407,135	USD	3,202,959	GSC	3,164,763	9/5/17	(38,196)
New Zealand Dollar	307,000	USD	223,354	UBS	220,457	9/5/17	(2,897)
New Zealand Dollar	269,000	USD	195,762	UBS	193,169	9/5/17	(2,593)
New Zealand Dollar	1,359,000	USD	990,990	UBS	975,898	9/5/17	(15,092)
Peruvian Sol	1,185,338	USD	362,911	GSC	364,585	10/23/17	1,674
Russian Ruble	37,820,000	USD	620,000	GSC	650,106	9/21/17	30,106
Russian Ruble	72,538,958	USD	1,253,557	HSBC	1,246,907	9/21/17	(6,650)
Russian Ruble	11,435,050	USD	187,000	HSBC	196,563	9/21/17	9,563
Singapore Dollar	651,958	USD	471,000	HSBC	480,870	9/18/17	9,870
Singapore Dollar	4,019,361	USD	2,940,279	SCB	2,964,594	9/18/17	24,315
Swedish Krona	50,945,000	USD	6,435,552	SCB	6,412,693	9/5/17	(22,859)
Swiss Franc	496,000	USD	513,023	JPM	517,340	9/5/17	4,317
Swiss Franc	854,000	USD	878,944	JPM	890,743	9/5/17	11,799
Turkish Lira	2,630,654	USD	722,548	BOA	746,087	11/15/17	23,539

							389,501

Contracts to Sell:
Australian Dollar	1,238,000	USD	974,951	JPM	984,148	9/5/17	(9,197)
Australian Dollar	363,000	USD	284,816	JPM	288,567	9/5/17	(3,751)
Australian Dollar	282,000	USD	220,920	JPM	224,176	9/5/17	(3,256)
Brazilian Real	4,225,693	USD	1,342,726	BNP	1,342,406	9/5/17	320
Brazilian Real	248,455	USD	79,000	BOA	78,928	9/5/17	72
Brazilian Real	1,564,218	USD	498,000	DUB	496,916	9/5/17	1,084
Brazilian Real	464,335	USD	148,000	GSC	147,509	9/5/17	491
Brazilian Real	435,612	USD	139,000	GSC	138,384	9/5/17	616
Brazilian Real	1,513,073	USD	472,245	UBS	480,669	9/5/17	(8,424)
Brazilian Real	3,700,000	USD	1,154,842	BNP	1,170,102	10/3/17	(15,260)
Brazilian Real	1,820,042	USD	516,325	DUB	555,504	7/2/18	(39,179)
British Pound	8,645,189	USD	11,372,358	GSC	11,179,953	9/5/17	192,405
British Pound	89,000	USD	115,588	JPM	115,095	9/5/17	493
British Pound	95,000	USD	122,574	JPM	122,854	9/5/17	(280)
British Pound	8,705,189	USD	11,305,514	SOG	11,268,561	10/3/17	36,953
Canadian Dollar	8,022,000	USD	6,436,291	BOA	6,425,053	9/5/17	11,238
Canadian Dollar	50,000	USD	39,880	HSBC	40,046	9/5/17	(166)
Canadian Dollar	8,022,000	USD	6,434,319	HSBC	6,426,942	10/3/17	7,377
Chinese Offshore Renminbi	8,240,429	USD	1,166,539	UBS	1,243,507	12/5/17	(76,968)
Danish Krone	51,450,000	USD	7,928,506	GSC	8,249,398	10/2/17	(320,892)
Danish Krone	2,290,000	USD	349,000	HSBC	367,174	10/2/17	(18,174)
Danish Krone	11,074,000	USD	1,695,866	HSBC	1,775,585	10/2/17	(79,719)
Danish Krone	800,000	USD	122,525	HSBC	128,271	10/2/17	(5,746)
Danish Krone	995,000	USD	153,395	JPM	159,536	10/2/17	(6,141)
Danish Krone	6,865,000	USD	1,055,008	JPM	1,100,721	10/2/17	(45,713)
Danish Krone	6,785,000	USD	1,039,910	JPM	1,087,894	10/2/17	(47,984)
Danish Krone	4,410,000	USD	678,596	JPM	707,091	10/2/17	(28,495)
Danish Krone	1,145,000	USD	176,517	JPM	183,587	10/2/17	(7,070)
Danish Krone	3,210,000	USD	493,992	UBS	514,685	10/2/17	(20,693)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Danish Krone	890,000	USD	141,077	UBS	$142,701	10/2/17	$(1,624)
Danish Krone	20,382,000	USD	2,981,568	BOA	3,285,517	1/2/18	(303,949)
Danish Krone	17,392,000	USD	2,543,991	JPM	2,803,538	1/2/18	(259,547)
Danish Krone	7,500,000	USD	1,117,235	BNP	1,216,020	4/3/18	(98,785)
Danish Krone	75,000	USD	11,504	GSC	12,160	4/3/18	(656)
Euro	509,000	USD	602,041	BNP	606,041	9/5/17	(4,000)
Euro	7,664,544	USD	9,002,543	BNP	9,125,793	9/5/17	(123,250)
Euro	429,000	USD	509,926	JPM	510,789	9/5/17	(863)
Euro	766,000	USD	905,074	JPM	912,038	9/5/17	(6,964)
Euro	8,940,544	USD	10,799,603	JPM	10,661,133	10/3/17	138,470
Indian Rupee	11,698,160	USD	178,000	BNP	181,016	12/4/17	(3,016)
Indian Rupee	8,002,468	USD	122,000	JPM	123,829	12/4/17	(1,829)
Indian Rupee	16,043,000	USD	244,000	JPM	248,248	12/4/17	(4,248)
Indonesian Rupiah	1,463,940,000	USD	108,000	HSBC	109,340	10/13/17	(1,340)
Japanese Yen	1,545,400,000	USD	14,013,103	HSBC	14,055,480	9/5/17	(42,377)
Japanese Yen	450,000,000	USD	4,002,590	HSBC	4,092,769	9/5/17	(90,179)
Japanese Yen	190,000,000	USD	1,694,530	HSBC	1,728,483	9/11/17	(33,953)
Japanese Yen	1,506,900,000	USD	13,651,930	GSC	13,723,555	10/3/17	(71,625)
Japanese Yen	590,000,000	USD	5,354,315	GSC	5,380,099	10/30/17	(25,784)
Japanese Yen	140,000,000	USD	1,285,892	HSBC	1,278,267	11/27/17	7,625
Japanese Yen	450,000,000	USD	4,086,489	BNP	4,110,021	12/4/17	(23,532)
Korean Won	292,778,400	USD	258,000	UBS	261,399	4/24/18	(3,399)
Korean Won	358,556,000	USD	319,000	JPM	320,146	4/27/18	(1,146)
Malaysian Ringgit	1,121,913	USD	258,000	BCLY	262,571	9/18/17	(4,571)
Malaysian Ringgit	459,833	USD	107,000	GSC	107,618	9/18/17	(618)
Malaysian Ringgit	1,382,507	USD	322,000	UBS	323,560	9/18/17	(1,560)
Malaysian Ringgit	647,400	USD	150,000	UBS	151,516	9/18/17	(1,516)
Mexican Peso	30,100,000	USD	1,439,385	BNP	1,637,243	3/1/18	(197,858)
New Zealand Dollar	6,342,135	USD	4,735,206	JPM	4,554,287	9/5/17	180,919
New Zealand Dollar	4,407,135	USD	3,201,263	GSC	3,163,087	10/3/17	38,176
Polish Zloty	2,892,133	USD	802,519	HSBC	810,800	11/3/17	(8,281)
Russian Ruble	6,656,040	USD	108,000	HSBC	114,414	9/21/17	(6,414)
Russian Ruble	70,920,288	USD	1,209,986	GSC	1,212,311	10/20/17	(2,325)
Singapore Dollar	4,171,319	USD	3,023,024	SCB	3,076,675	9/18/17	(53,651)
Singapore Dollar	500,000	USD	361,115	SCB	368,789	9/18/17	(7,674)
Singapore Dollar	4,019,361	USD	2,942,432	SCB	2,967,166	12/4/17	(24,734)
Swedish Krona	50,945,000	USD	6,276,224	GSC	6,412,693	9/5/17	(136,469)
Swedish Krona	50,945,000	USD	6,446,342	SCB	6,422,882	10/3/17	23,460
Swiss Franc	1,397,000	USD	1,449,025	SCB	1,457,106	9/5/17	(8,081)

							(1,653,227)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(1,263,726)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2017, International Fixed Income Fund held the following OTC Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
Receive	3-Month KRW Certificate of Deposit Rate	1.993%	7/10/27	JPM	KRW	980,600,000	$(5,504)	$—	$(5,504)
Receive	3-Month KRW Certificate of Deposit Rate	2.025%	7/10/27	SOG	KRW	3,500,900,000	(29,321)	—	(29,321)

							$(34,825)	$—	$(34,825)

At August 31, 2017, International Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency		Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE Banxico	5.825%	1/12/23	28-Day		MXN	6,800,000	$(19,297)	$2,273	$(21,570)
Pay	28-Day MXN TIIE Banxico	7.317%	3/23/22	28-Day		MXN	2,100,000	1,971	—	1,971
Pay	28-Day MXN TIIE Banxico	7.740%	2/22/27	28-Day		MXN	15,800,000	38,908	(2,879)	41,787
Pay	3-Month Canadian Bank Bill	1.400%	9/13/19	6-Month		CAD	15,600,000	(55,508)	(31,283)	(24,225)
Pay	3-Month Canadian Bank Bill	1.450%	12/13/19	6-Month		CAD	9,400,000	(34,420)	(28,762)	(5,658)
Receive	3-Month Canadian Bank Bill	1.850%	9/15/27	6-Month		CAD	3,500,000	78,637	83,314	(4,677)
Receive	3-Month Canadian Bank Bill	2.200%	6/16/26	6-Month		CAD	200,000	(2,049)	(13,679)	11,630
Pay	3-Month FRA New Zealand Bank Bill	2.500%	7/11/19	6-Month		NZD	20,300,000	28,294	10,960	17,334
Receive	3-Month SEK-STIBOR	0.398%	8/11/22	12-Month		SEK	4,200,000	(1,076)	—	(1,076)
Receive	3-Month SEK-STIBOR	0.413%	8/10/22	12-Month		SEK	11,700,000	(4,184)	—	(4,184)
Receive	3-Month SEK-STIBOR	0.425%	8/14/22	12-Month		SEK	3,200,000	(1,306)	—	(1,306)
Receive	3-Month SEK-STIBOR	0.440%	8/8/22	12-Month		SEK	7,700,000	(4,210)	—	(4,210)
Receive	3-Month SEK-STIBOR	0.750%	3/21/23	12-Month		SEK	28,300,000	(28,124)	(8,574)	(19,550)
Pay	3-Month USD-LIBOR	1.000%	5/15/18	6-Month		USD	10,000,000	(4,282)	(39,837)	35,555
Receive	3-Month USD-LIBOR	1.250%	5/15/19	6-Month		USD	10,000,000	32,747	11,480	21,267
Receive	3-Month USD-LIBOR	1.250%	6/21/19	6-Month		USD	31,000,000	150,522	193,677	(43,155)
Pay	3-Month USD-LIBOR	1.750%	6/18/18	PAM	*	USD	62,400,000	91,656	5,120	86,536
Receive	3-Month USD-LIBOR	1.750%	12/21/26	6-Month		USD	4,400,000	104,235	(125,634)	229,869
Receive	3-Month USD-LIBOR	1.768%	12/15/46	6-Month		USD	1,100,000	148,411	22,641	125,770
Receive	3-Month USD-LIBOR	2.000%	12/20/19	6-Month		USD	7,300,000	(57,622)	(41,018)	(16,604)
Receive	3-Month USD-LIBOR	2.038%	8/31/22	6-Month		USD	3,200,000	(41,485)	(103,623)	62,138
Receive	3-Month USD-LIBOR	2.098%	7/1/41	6-Month		USD	5,400,000	91,216	15,841	75,375
Receive	3-Month USD-LIBOR	2.250%	6/18/19	PAM	*	USD	62,400,000	(181,825)	(4,298)	(177,527)
Receive	3-Month USD-LIBOR	2.250%	12/16/22	6-Month		USD	22,800,000	(581,633)	(49,287)	(532,346)
Receive	3-Month USD-LIBOR	2.750%	12/20/47	6-Month		USD	2,800,000	(206,030)	(85,789)	(120,241)
Receive	3-Month USD-LIBOR	2.953%	11/12/49	6-Month		USD	600,000	(59,273)	—	(59,273)
Receive	3-Month USD-LIBOR	2.955%	11/12/49	6-Month		USD	600,000	(59,597)	—	(59,597)
Pay	3-Month ZAR-SAJIBOR	8.500%	3/15/27	3-Month		ZAR	5,200,000	22,014	(349)	22,363
Pay	3-Month ZAR-SAJIBOR	8.750%	3/16/21	3-Month		ZAR	15,700,000	74,997	1,570	73,427
Pay	6-Month EURIBOR	0.000%	3/21/20	12-Month		EUR	6,400,000	14,810	14,298	512
Pay	6-Month EURIBOR	0.500%	3/21/23	12-Month		EUR	13,100,000	165,901	169,013	(3,112)
Pay	6-Month EURIBOR	1.000%	3/21/28	12-Month		EUR	4,000,000	40,620	24,555	16,065
Receive	6-Month EURIBOR	1.500%	3/21/48	12-Month		EUR	4,150,000	17,780	77,716	(59,936)
Pay	6-Month GBP-LIBOR	0.750%	9/20/19	6-Month		GBP	3,900,000	20,394	(12,586)	32,980

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	6-Month GBP-LIBOR	1.000%	3/21/23	6-Month	GBP	200,000	$(1,662)	$(1,828)	$166
Receive	6-Month GBP-LIBOR	1.500%	3/21/28	6-Month	GBP	3,600,000	(132,872)	(123,278)	(9,594)
Receive	6-Month GBP-LIBOR	1.750%	3/21/48	6-Month	GBP	1,350,000	(132,255)	(62,450)	(69,805)
Pay	6-Month JPY-LIBOR	0.150%	3/22/18	6-Month	JPY	2,310,000,000	28,628	(13,887)	42,515
Pay	6-Month JPY-LIBOR	0.300%	3/18/26	6-Month	JPY	580,000,000	62,119	(582,900)	645,019
Receive	6-Month JPY-LIBOR	0.500%	9/18/22	6-Month	JPY	430,000,000	(93,843)	(134,679)	40,836
Receive	6-Month JPY-LIBOR	1.000%	3/21/48	6-Month	JPY	180,000,000	(45,638)	(32,313)	(13,325)
Pay	6-Month JPY-LIBOR	1.500%	6/19/33	6-Month	JPY	150,000,000	216,806	105,297	111,509
Receive	6-Month JPY-LIBOR	1.500%	12/20/44	6-Month	JPY	100,000,000	(162,347)	(58,113)	(104,234)
Receive	6-Month JPY-LIBOR	1.500%	12/21/45	6-Month	JPY	60,000,000	(97,004)	(162,055)	65,051

							$(576,876)	$(981,346)	$404,470

*	PAM - paid at maturity.

Counterparty Pay Floating Rate Index	Counterparty Receive Floating Rate Index	Maturity Date	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
1-Month USD-LIBOR+0.070%	3-Month USD-LIBOR	6/12/22	USD	1,400,000	$1,272	$—	$1,272
1-Month USD-LIBOR+0.084%	3-Month USD-LIBOR	6/12/22	USD	1,900,000	442	—	442
1-Month USD-LIBOR+0.085%	3-Month USD-LIBOR	6/19/22	USD	7,400,000	1,428	(555)	1,983

					$3,142	$(555)	$3,697

At August 31, 2017, International Fixed Income Fund held the following OTC Volatility Swap Contracts:

Pay/Receive Volatility*	Reference Obligation	Fixed Rate	Maturity Date	Counterparty	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Pay	EUR vs. CHF spot exchange rate	6.750%	6/26/19	DUB	CHF	200,000	$(1,343)	$—	$(1,343)
Pay	EUR vs. CHF spot exchange rate	6.800%	6/24/19	DUB	CHF	100,000	(596)	—	(596)
Receive	USD vs. CHF spot exchange rate	9.000%	6/24/19	DUB	CHF	100,000	(120)	—	(120)
Receive	USD vs. CHF spot exchange rate	9.000%	6/26/19	DUB	CHF	200,000	(188)	—	(188)

							$(2,247)	$—	$(2,247)

*	Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the fixed rate. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility exceeds the fixed rate; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility is less than the fixed rate. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the fixed rate multiplied by the notional amount if the realized volatility exceeds the fixed rate; the Fund will receive a net payment of the absolute value of the difference of the realized and the fixed rate multiplied by the notional amount if the realized volatility is less than the fixed rate.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2017, International Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues and Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/17 (2)	Notional Amounts (3)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BCLY	0.312%	USD	400,000	$(13,587)	$(14,121)	$534
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BNP	0.312%	USD	700,000	(23,779)	(25,057)	1,278
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BOA	0.312%	USD	200,000	(6,795)	(6,914)	119
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	GSC	0.312%	USD	500,000	(16,984)	(17,653)	669
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	HSBC	0.312%	USD	300,000	(10,190)	(10,159)	(31)
Mariott International Inc., BBB	(1.490)%	6/20/18	3-Month	BOA	0.056%	USD	1,000,000	(14,601)	—	(14,601)
Markit iTraxx Europe Sub Financials Series 27 5-Year Index	(1.000)%	6/20/22	3-Month	BNP	1.230%	EUR	700,000	7,317	36,665	(29,348)
UST Inc., A-	(0.720)%	3/20/18	3-Month	GSC	0.053%	USD	500,000	(2,580)	—	(2,580)

								$(81,199)	$(37,239)	$(43,960)

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues and Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/17 (2)	Notional Amounts (3)		Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Altria Group Inc., A-	(1.000%)	12/20/20	3-Month	0.204%	USD	500,000	$(14,101)	$(14,738)	$637
Basf Se, A	(1.000%)	12/20/20	3-Month	0.207%	EUR	100,000	(3,417)	(2,908)	(509)
Bayer AG, A-	(1.000%)	12/20/20	3-Month	0.262%	EUR	200,000	(6,410)	(4,551)	(1,859)
Koninklijke Dsm NV, A-	(1.000%)	12/20/20	3-Month	0.247%	EUR	300,000	(9,811)	(9,555)	(256)
Markit CDX North America High Yield Series 28 5-Year Index	(5.000%)	6/20/22	3-Month	3.259%	USD	800,000	(66,386)	(55,780)	(10,606)
Markit CDX North America Investment Grade Series 28 5-Year Index	(1.000%)	6/20/22	3-Month	0.578%	USD	10,100,000	(214,663)	(180,962)	(33,701)
Markit iTraxx Europe Senior Financials Series 27 5-Year Index	(1.000%)	6/20/22	3-Month	0.533%	EUR	300,000	(8,682)	(7,708)	(974)
Markit iTraxx Europe Series 26 5-Year Index	(1.000%)	12/20/21	3-Month	0.483%	EUR	44,000,000	(1,272,822)	(1,292,755)	19,933
Markit iTraxx Europe Series 27 5-Year Index	(1.000%)	6/20/22	3-Month	0.550%	EUR	12,400,000	(347,676)	(173,993)	(173,683)
Pfizer Inc., AA	(1.000%)	12/20/20	3-Month	0.169%	USD	300,000	(8,803)	(8,761)	(42)
Reynolds American Inc., BBB+	(1.000%)	12/20/20	3-Month	0.179%	USD	500,000	(14,496)	(14,731)	235
Teliasonera AB, A-	(1.000%)	12/20/20	3-Month	0.312%	EUR	100,000	(3,006)	(2,451)	(555)
United Utilities PLC, BBB+	(1.000%)	12/20/20	3-Month	0.449%	EUR	200,000	(4,987)	(3,440)	(1,547)
Unitedhealth Group Inc., A+	(1.000%)	12/20/20	3-Month	0.152%	USD	300,000	(8,956)	(8,361)	(595)

							$(1,984,216)	$(1,780,694)	$(203,522)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/17 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Royal Bank Of Scotland PLC, BBB+	1.000%	12/20/17	3-Month	0.103%	EUR	100,000	$563	$522	$41
Ryder System, Inc., BBB+	1.000%	6/20/22	3-Month	0.552%	USD	100,000	2,312	1,866	446
Shell International Finance BV, A	1.000%	12/20/26	3-Month	0.854%	EUR	200,000	3,852	(5,907)	9,759
Telecom Italia SpA, BB+	1.000%	6/20/24	3-Month	1.806%	EUR	100,000	(5,832)	(7,452)	1,620
Tesco PLC, BB+	1.000%	6/20/22	3-Month	1.470%	EUR	1,000,000	(23,409)	(59,924)	36,515

							$(22,514)	$(70,895)	$48,381

At August 31, 2017, International Fixed Income Fund held the following OTC Cross Currency Swap Contracts:

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amounts of Currency Received (6) (amounts below are in 000’s)		Notional Amounts of Currency Delivered (6) (amounts below are in 000’s)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency delivered	3/15/19	BOA	USD	2,159	GBP	1,700	$39,273	$(7,310)	$46,583
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency delivered	3/21/20	CITI	USD	3,058	GBP	2,500	174,007	2,750	171,257
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency delivered	10/13/26	DUB	USD	244	GBP	200	14,798	(30)	14,828
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency delivered	3/21/20	GSC	USD	8,194	GBP	6,700	466,338	(14,230)	480,568
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency delivered	3/15/19	RBS	USD	2,794	GBP	2,200	50,823	(9,460)	60,283
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency delivered	10/13/26	RBS	USD	610	GBP	500	36,895	14,000	22,895

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amounts of Currency Received (6) (amounts below are in 000’s)		Notional Amounts of Currency Delivered (6) (amounts below are in 000’s)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency delivered	3/21/20	SOG	USD	1,345	GBP	1,100	$76,563	$(7,260)	$83,823

								$858,697	$(21,540)	$880,237

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amounts to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

At August 31, 2017, International Fixed Income Fund deposited cash collateral with brokers in the amount of $3,460,000 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
BRL	— Brazilian Real	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	BOA	— Bank of America
CHF	— Swiss Franc	CITI	— Citigroup Global Markets Inc.
DKK	— Danish Krone	CSFB	— Credit Suisse Securities (USA) LLC
EUR	— Euro	DUB	— Deutsche Bank AG
GBP	— British Pound	GSC	— Goldman Sachs & Co.
JPY	— Japanese Yen	HSBC	— HSBC Bank USA
KRW	— Korean Won	JPM	— JPMorgan Chase & Co.
MXN	— Mexican Peso	RBS	— Royal Bank of Scotland PLC
NOK	— Norwegian Krone	SCB	— Standard Chartered Bank
NZD	— New Zealand Dollar	SOG	— Societe Generale SA
PLN	— Polish Zloty	UBS	— UBS Securities LLC
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS — 96.3%
California — 17.6%
$1,000,000	AA+	California Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(a)	$1,294,660
1,500,000	AA-	California State University, Revenue Bonds, Systemwide, Series A, 4.000% due 11/1/37	1,609,965
1,050,000	AA-	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health Project, Series A, 5.500% due 8/15/26	1,184,662
2,000,000	AA-	Garden Grove Unified School District, GO, 2010 Election, Series C, 5.000% due 8/1/35	2,347,060
2,000,000	A3(b)	Kaweah Delta Health Care District, Revenue Bonds, Series B, 4.000% due 6/1/45	2,060,340
1,500,000	A+	San Diego County, CA, Regional Airport Authority, Revenue Bonds, Series A, 5.000% due 7/1/43	1,714,980

		Total California	10,211,667

Colorado — 13.3%
1,435,000	AA	City of Colorado Springs, CO, Utilities System Revenue, Revenue Bonds, System Improvement, Series B-2, 5.000% due 11/15/38	1,679,022
		Colorado Health Facilities Authority, Revenue Bonds:
1,000,000	BBB+	Catholic Health Initiatives, Series A, 5.250% due 2/1/31	1,061,920
1,500,000	AA-	Sisters of Charity of Leavenworth Inc., Series A, 5.000% due 1/1/44	1,650,600
1,000,000	AAA	Colorado Water Resources & Power Development Authority, Revenue Bonds, Revolving Fund, Series A, 5.500% due 9/1/22	1,208,590
2,000,000	AA-	University of Colorado Hospital Authority, Revenue Bonds, Series A, 4.000% due 11/15/36	2,079,780

		Total Colorado	7,679,912

District of Colombia — 3.0%
1,500,000	AAA	District of Columbia, Revenue Bonds, Income Tax Revenue, Series A, 5.000% due 12/1/28	1,731,345

Florida — 1.8%
1,000,000	A+	City of Jacksonville, FL, Revenue Bonds, Better Jacksonville, Prerefunded 10/1/18 @ 100, 5.000% due 10/1/21(a)	1,044,850

Illinois — 7.6%
		Illinois Finance Authority, Revenue Bonds:
1,235,000	AA+	Advocate Health Care, 4.000% due 6/1/47	1,249,301
600,000	A	DePaul University, 5.000% due 10/1/36	688,494
1,095,000	A2(b)	DePaul University, Series A, 5.375% due 10/1/19	1,189,094
1,000,000	AAA	Northwestern University, 5.000% due 12/1/28	1,261,450

		Total Illinois	4,388,339

Indiana — 2.0%
1,000,000	A+	Indiana Municipal Power Agency, Power Supply, Revenue Bonds, Series C, 5.000% due 1/1/37	1,162,350

Louisiana — 1.0%
		New Orleans Aviation Board, AMT, General Airport North Terminal, Revenue Bonds, Series B:
250,000	A-	5.000% due 1/1/37(c)	288,837
250,000	A-	5.000% due 1/1/38(c)	287,963

		Total Louisiana	576,800

Massachusetts — 8.1%
1,000,000	AA	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A, 5.250% due 7/1/34	1,323,630
		Massachusetts Development Finance Agency, Revenue Bonds:
700,000	BBB+	Emerson College, Series A, 5.000% due 1/1/34	806,904
1,145,000	AAA	Harvard University, Series A, 5.000% due 7/15/40	1,517,423
1,000,000	A2(b)	Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Northeastern University, Series R, 5.000% due 10/1/28	1,041,560

		Total Massachusetts	4,689,517

Nevada — 2.4%
1,130,000	AAA	State of Nevada Highway Improvement Revenue, Revenue Bonds, 5.000% due 12/1/31	1,383,696

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value
New Jersey — 2.8%
$1,340,000	A3(b)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	$1,624,964

North Carolina — 3.6%
2,000,000	AAApre(d)	North Carolina Eastern Municipal Power Agency, Revenue Bonds, Series B, Prerefunded 1/1/19 @ 100, 5.000% due 1/1/26(a)	2,108,920

Oregon — 2.7%
1,330,000	Aa2(b)	Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, GO, NPFG-Insured, 5.000% due 6/15/22	1,567,910

Pennsylvania — 3.9%
2,000,000	A+	Monroeville Finance Authority, University of Pittsburgh Medical Center, Revenue Bonds, Series B, 5.000% due 7/1/39	2,272,640

South Carolina — 3.1%
1,535,000	Aa3(b)	Clemson University, Revenue Bonds, 5.000% due 5/1/29	1,819,528

Tennessee — 2.4%
1,380,000	Aa2(b)	Tennessee Housing Development Agency, Revenue Bonds, Series A, 3.850% due 1/1/35	1,408,663

Texas — 9.8%
		North East, TX, Independent School District, GO, PSF-GTD-Insured:
1,000,000	AAA	5.250% due 2/1/28	1,288,650
1,000,000	AAA	5.250% due 2/1/30	1,312,940
1,000,000	AA	Texas State Technical College, Revenue Bonds, AGM-Insured, 4.000% due 10/15/33	1,071,740
1,575,000	AAA	Texas Transportation Commission State Highway Fund, Revenue Bonds, 5.250% due 4/1/26	2,006,140

		Total Texas	5,679,470

Utah — 4.0%
2,000,000	AA	Utah State University, Revenue Bonds, Student Building Fee, Series B, 5.000% due 12/1/44	2,300,160

Washington — 2.0%
1,000,000	AA+	City of Seattle, WA, Drainage & Wastewater Revenue, Revenue Bonds, 4.000% due 7/1/28	1,152,430

Wisconsin — 5.2%
1,500,000	AA+	Wisconsin Department of Transportation, Revenue Bonds, Series I, FGIC & NPFG-Insured, 5.000% due 7/1/20	1,668,150
1,300,000	A+	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Aspirus Inc. Obligation Group, 4.000% due 8/15/40	1,319,214

		Total Wisconsin	2,987,364

		TOTAL MUNICIPAL BONDS (Cost — $51,914,761)	55,790,525

SHORT-TERM INVESTMENTS — 3.0%
TIME DEPOSITS — 3.0%
1,217,749		Sumitomo — Tokyo, 0.590% due 9/1/17	1,217,749
538,885		DNB — Oslo, 0.590% due 9/1/17	538,885

		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,756,634)	1,756,634

		TOTAL INVESTMENTS — 99.3% (Cost — $53,671,395 )	57,547,159

		Other Assets in Excess of Liabilities — 0.7%	390,151

		TOTAL NET ASSETS — 100.0%	$57,937,310

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax (AMT).
(d)	Rating by Fitch Ratings Service. All ratings are unaudited.

At August 31, 2017, for Municipal Bond Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Municipal Bond Fund	$53,671,395	$3,942,122	$(66,358)	$3,875,764

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation
AMBAC	— American Bond Assurance Corporation
FGIC	— Financial Guarantee Insurance Company
GO	— General Obligation
NPFG	— National Public Finance Guarantee Corporation
PSF-GTD	— Permanent School Fund Guaranteed

See pages 253-254 for definitions of ratings.

Summary of Investments by Industry^
Higher Education	23.1%
Health Care Providers & Services	20.3
School District	14.1
Transportation	11.0
General Obligation	7.1
Utilities	4.9
Water and Sewer	4.1
Airport	4.0
Power	3.7
Single Family Housing	2.5
Development	2.1
Short-Term Investments	3.1

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 112.6%
$850,000			U.S. Treasury Bonds, 3.000% due 5/15/47(a)	$898,128
			U.S. Treasury Inflation Indexed Bonds:
13,709,936			2.375% due 1/15/25	15,802,463
74,050			2.000% due 1/15/26(b)	84,149
13,933,400			3.625% due 4/15/28	18,485,736
11,044,106			2.500% due 1/15/29	13,517,272
894,030			3.875% due 4/15/29	1,233,036
4,533,280			2.125% due 2/15/40	5,773,817
1,677,840			2.125% due 2/15/41	2,148,686
213,086			0.625% due 2/15/43	202,043
5,812,251			1.375% due 2/15/44	6,506,822
624,138			0.750% due 2/15/45	604,503
5,572,236			1.000% due 2/15/46	5,742,379
1,217,712			0.875% due 2/15/47	1,220,143
			U.S. Treasury Inflation Indexed Notes:
2,405,474			0.125% due 4/15/18	2,400,478
8,969,446			0.125% due 4/15/19(a)	8,989,866
21,757,008			0.125% due 4/15/20(a)	21,872,711
2,426,134			1.250% due 7/15/20	2,532,074
18,634,546			0.125% due 4/15/21	18,724,989
26,530,750			0.125% due 1/15/23(a)	26,585,469
5,726,035			0.375% due 7/15/23	5,831,383
5,774,010			0.625% due 1/15/24	5,933,349
10,832,010			0.125% due 7/15/24	10,796,288
2,906,102			0.250% due 1/15/25	2,899,391
1,322,163			0.375% due 7/15/25	1,333,886
10,865,791			0.625% due 1/15/26	11,120,212
1,073,016			0.125% due 7/15/26	1,054,527
1,101,518			0.375% due 7/15/27	1,104,090
			U.S. Treasury Notes:
400,000			1.750% due 11/30/21(b)	401,836
100,000			2.125% due 12/31/21(b)	101,977
14,500,000			1.875% due 2/28/22(a)	14,632,256
3,000,000			2.125% due 7/31/24	3,035,918
2,900,000			2.250% due 8/15/27(a)	2,933,248

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $211,625,437)	214,503,125

SOVEREIGN BONDS — 7.0%
Argentina — 0.1%
3,500,000	ARS	NR	Argentina POM Politica Monetaria, 26.250% due 6/21/20(c)	217,168

Australia — 0.2%
400,000	AUD	Aaa(d)	Australia Government Bonds, 3.000% due 9/20/25	445,417

Brazil — 4.5%
28,600,000	BRL	BB	Brazil Letras do Tesouro Nacional, zero coupon, due 7/1/18	8,562,047

Canada — 0.3%
445,428	CAD	AAA	Canadian Government Real Return Bonds Inflation Linked Bonds, 4.250% due 12/1/26	483,933

Italy — 0.1%
			Italy Buoni Poliennali Del Tesoro:
100,106	EUR	Baa2u(d)	1.650% due 4/23/20	125,964
102,485	EUR	Baa2u(d)	0.100% due 5/15/22(e)	123,077

			Total Italy	249,041

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Japan — 0.7%
$200,000		A+	Development Bank of Japan Inc., 2.125% due 9/1/22(e)(f)	$199,904
110,441,100	JPY	A1(d)	Japanese Government CPI Linked Bonds Inflation Linked Bonds, 0.100% due 3/10/27	1,046,252

			Total Japan	1,246,156

New Zealand — 0.4%
970,000	NZD	AA+	New Zealand Government Bonds Inflation Linked Bonds, 2.500% due 9/20/35	752,407

Peru — 0.2%
1,400,000	PEN	A3(d)	Peru Government Bonds Inflation Linked Bonds, 6.150% due 8/12/32(e)	453,265

United Kingdom — 0.5%
			United Kingdom Gilt Inflation Linked Bonds:
161,612	GBP	Aa1u(d)	0.125% due 3/22/46	344,596
7,196	GBP	Aa1u(d)	0.125% due 11/22/56	18,358
188,201	GBP	Aa1u(d)	0.125% due 11/22/65	569,750

			Total United Kingdom	932,704

			TOTAL SOVEREIGN BONDS (Cost — $12,948,148)	13,342,138

CORPORATE BONDS & NOTES — 4.2%
Banks — 1.7%
700,000		BBB-	Deutsche Bank AG, Senior Unsecured Notes, 4.250% due 10/14/21	739,287
100,000	GBP	BBB+	HSBC Holdings PLC, Subordinated Notes, 6.000% due 3/29/40	178,462
2,200,000	DKK	AAA	Nykredit Realkredit AS, Covered Notes, 2.000% due 4/1/18	357,275
700,000		BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 2.767% (3-Month USD-LIBOR + 1.450%) due 11/24/17(c)	701,862
400,000		Aaa(d)	Toronto-Dominion Bank (The), Covered Notes, 2.250% due 3/15/21(e)	402,536
			UBS AG, Senior Unsecured Notes:
400,000		A+	1.539% (3-Month USD-LIBOR + 0.320%) due 12/7/18(c)(e)	400,792
400,000		A+	1.799% (3-Month USD-LIBOR + 0.580%) due 6/8/20(c)(e)	401,652

			Total Banks	3,181,866

Consumer Finance — 1.0%
			Ally Financial Inc.:
400,000		BB+	Company Guaranteed Notes, 8.000% due 11/1/31	517,000
100,000		BB+	Senior Unsecured Notes, 8.000% due 11/1/31	129,000
100,000		A1e(d)	American Honda Finance Corp., Senior Unsecured Notes, 1.669% (3-Month USD-LIBOR + 0.350%) due 11/5/21(c)	99,980
200,000		A-	Hyundai Capital America, Senior Unsecured Notes, 1.750% due 9/27/19(e)	197,649
200,000		B+	Navient Corp., Senior Unsecured Notes, 5.500% due 1/15/19	207,560
800,000		BBB+	Volkswagen Group of America Finance LLC, Company Guaranteed Notes, 1.756% (3-Month USD-LIBOR + 0.440%) due 11/20/17(c)(e)	800,438

			Total Consumer Finance	1,951,627

Diversified Financial Services — 0.7%
600,000		BBB-	International Lease Finance Corp., Senior Unsecured Notes, 6.250% due 5/15/19	640,396
700,000		B	Springleaf Finance Corp., Company Guaranteed Notes, 5.250% due 12/15/19	728,000

			Total Diversified Financial Services	1,368,396

Diversified Telecommunication Services — 0.4%
			AT&T Inc., Senior Unsecured Notes:
200,000		BBB+	1.954% (3-Month USD-LIBOR + 0.650%) due 1/15/20(c)	201,121
500,000		BBB+	2.254% (3-Month USD-LIBOR + 0.950%) due 7/15/21(c)	505,379

			Total Diversified Telecommunication Services	706,500

Electric Utilities — 0.1%
100,000		BBB	E.ON International Finance BV, Company Guaranteed Notes, 5.800% due 4/30/18(e)	102,506

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Media — 0.1%
$100,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 6.750% due 7/1/18	$103,929

Oil, Gas & Consumable Fuels — 0.2%
400,000	BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 8.375% due 5/23/21	454,950

Tobacco — 0.0%
100,000	BBB+	BAT Capital Corp., Company Guaranteed Notes, 1.905% (3-Month USD-LIBOR + 0.590%) due 8/14/20(c)(e)	100,102

		TOTAL CORPORATE BONDS & NOTES (Cost — $7,731,286)	7,969,876

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%
1,045,356	Caa3(d)	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 1A1, 6.000% due 8/25/37(c)	1,017,027
6,123	BBB+	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.953% (6-Month USD-LIBOR + 1.500%) due 9/25/45(c)	6,157
79,041	AAA	Banc of America Funding Trust, Series 2005-B, Class 3A1B, 1.541% (1-Month USD-LIBOR + 0.310%) due 4/20/35(c)	77,948
47,364	BBB+	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2, 3.190% due 5/25/33(c)	47,903
485,809	CCC	Bear Stearns Asset-Backed Securities Trust, Series 2004-1, Class M1, 2.209% (1-Month USD-LIBOR + 0.975%) due 6/25/34(c)	485,061
207,065	Caa2(d)	CHL Mortgage Pass-Through Trust, Series 2006-6, Class A4, 6.000% due 4/25/36	184,471
12,692	B-	Citigroup Mortgage Loan Trust Inc., Series 2004-HYB2, Class 2A, 3.573% due 3/25/34(c)	12,780
165,043	NR	Credit Suisse Commercial Mortgage Capital Trust, Series 2017-1, Class A, 4.500% due 3/25/21(e)	165,553
7,605	AA+	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A, 1.571% (1-Month USD-LIBOR + 0.340%) due 6/20/35(c)	7,463
113,768	B-	IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.874% (1-Month USD-LIBOR + 0.640%) due 7/25/45(c)	105,462
28,064	AA+	MRFC Mortgage Pass-Through Trust, Series 2000-TBC2, Class A1, 1.707% (1-Month USD-LIBOR + 0.480%) due 6/15/30(c)	27,010
128,040	NR	NYMT Residential, Series 2016-RP1A, Class A, step bond to yield, 4.000% due 3/25/21(e)	128,850
600,000	B-	RASC Trust, Series 2006-KS3, Class M1, 1.564% (1-Month USD-LIBOR + 0.330%) due 4/25/36(c)	580,119
665,672	CCC	Securitized Asset-Backed Receivables LLC Trust, Series 2006-FR3, Class A3, 1.484% (1-Month USD-LIBOR + 0.250%) due 5/25/36(c)	414,002
699,447	B	Sequoia Mortgage Trust, Series 6, Class A, 1.868% (1-Month USD-LIBOR + 0.640%) due 4/19/27(c)	665,493
332,471	BBB	Structured Asset Investment Loan Trust, Series 2003-BC13, Class 1A3, 2.234% (1-Month USD-LIBOR + 1.000%) due 11/25/33(c)	320,939
609,023	NR	US Residential Opportunity Fund III Trust, Series 2016-1III, Class A, step bond to yield, 3.475% due 7/27/36(e)	614,561
841,838	NR	VOLT LVII LLC, Series 2017-NPL4, Class A1, step bond to yield, 3.375% due 4/25/47(e)	851,405
		WaMu Mortgage Pass-Through Certificates Trust:
22,146	Baa1(d)	Series 2002-AR2, Class A, 1.907% (11th District Cost of Funds Index + 1.250%) due 2/27/34(c)	21,931
9,960	BBB	Series 2002-AR17, Class 1A, 2.030% (1-Year Treasury Average Rate + 1.200%) due 11/25/42(c)	9,498
5,437	A+	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, 3.319% due 5/25/34(c)	5,534

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,559,944)	5,749,167

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
ASSET-BACKED SECURITY — 0.2%
Student Loans — 0.2%
$273,151		Aaa(d)	Navient Student Loan Trust, Series 2016-7A, Class A, 2.384% (1-Month USD-LIBOR + 1.150%) due 3/25/66(c)(e) (Cost — $273,151)	$276,804

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $238,137,966)	241,841,110

SHORT-TERM INVESTMENTS — 1.1%
SOVEREIGN BONDS — 0.6%
			Argentina Treasury Bills:
200,000		NR	3.176% due 9/15/17(g)	199,760
100,000		NR	2.909% due 9/29/17(g)	99,777
100,000		NR	2.899% due 10/13/17(g)	99,671
100,000		NR	2.858% due 10/27/17(g)	99,567
100,000		NR	3.200% due 12/15/17(g)	99,100
460,000		NR	2.810% due 3/16/18(g)	453,165

			TOTAL SOVEREIGN BONDS (Cost — $1,051,040)	1,051,040

TIME DEPOSITS — 0.5%
17,755	EUR		Banco Santander SA — Frankfurt, (0.556)% due 9/1/17	21,140
			BBH — Grand Cayman:
2,116	DKK		(0.800)% due 9/1/17	339
91	CAD		0.150% due 9/1/17	73
629	AUD		0.484% due 9/1/17	500
486	NZD		0.800% due 9/1/17	349
658,038			Citibank — New York, 0.590% due 9/1/17	658,038
83,524	GBP		HSBC Bank — London, 0.050% due 9/1/17	108,013
21,952,752	JPY		Shanghai Commercial Bank Ltd. — Hong Kong, (0.230)% due 9/1/17	199,661

			TOTAL TIME DEPOSITS (Cost — $988,113)	988,113

			TOTAL SHORT-TERM INVESTMENTS IN SECURITIES (Cost — $2,039,153)	2,039,153

			TOTAL INVESTMENTS IN SECURITIES (Cost — $240,177,119)	243,880,263

			TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $98,197)	53,272

			TOTAL INVESTMENTS — 128.1% (Cost — $240,275,316)	243,933,535

			Liabilities in Excess of Other Assets — (28.1)%	(53,444,893)

			TOTAL NET ASSETS — 100.0%	$190,488,642

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreement.
(b)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2017.
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2017, amounts to approximately $5,219,094 and represents 2.74% of net assets.
(f)	Illiquid security.
(g)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2017, for Inflation-Linked Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Inflation-Linked Fixed Income Fund	$241,585,701	$5,697,637	$(3,648,379)	$2,049,258

Abbreviations used in this schedule:
CPI	— Consumer Price Index
LIBOR	— London Interbank Offered Rate
OTC	— Over the Counter
PLC	— Public Limited Company

Summary of Investments by Security Type^
U.S. Government Obligations	87.9%
Sovereign Bonds	5.5
Corporate Bonds & Notes	3.3
Collateralized Mortgage Obligations	2.4
Asset-Backed Security	0.1
Purchased Options	0.0 *
Short-Term Investments	0.8

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%

Schedule of Options Contracts Purchased

Interest Rate Swaptions

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Strike Price	Value
1,550,000	$2,039,971	OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	JPM	7/16/18	2.765%	$9,467
400,000	526,444	OTC 30-Year Swaption, 3-Month USD-LIBOR, Call	DUB	6/15/18	2.150	10,604
400,000	526,444	OTC 30-Year Swaption, 3-Month USD-LIBOR, Put	DUB	6/15/18	2.150	33,201

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $98,197)				$53,272

Schedule of Options Contracts Written

Currency Option

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Strike Price	Value
641,760	$641,760	OTC Euro versus U.S. Dollar, Call(a)	SCB	10/6/17	$1.20	$4,230

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Options on Futures

Number of Contracts	Notional Amounts	Security Name	Counterparty	Expiration Date	Strike Price	Value
40	$5,072,501	U.S. Treasury 10-Year Note October Futures, Call	CSFB	9/22/17	$127.00	$18,125
40	5,072,501	U.S. Treasury 10-Year Note October Futures, Put	CSFB	9/22/17	125.50	2,500

		Total Options on Futures				20,625

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $27,659)				$24,855

(a)	Illiquid security.

Schedule of Reverse Repurchase Agreements

Face Amounts	Security	Value
	Merrill Lynch & Pierce, Fenner & Smith Inc.:
$2,929,000	0.800% due 9/1/17	$2,929,000
	RBS Securities Inc.:
1,714,875	1.250% due 9/7/17	1,714,875
898,875	1.220% due 10/27/17	898,875
	Standard Chartered Bank:
12,976,000	1.270% due 10/17/17	12,976,000
35,456,750	1.290% due 10/17/17	35,456,750

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $53,975,500)	$53,975,500

For the year ended August 31, 2017, the average borrowing and interest rate under the reverse repurchase agreements were $42,574,933 and 0.911%, respectively.

At August 31, 2017, Inflation-Linked Fixed Income Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
U.S. Treasury 10-Year Note December Futures	123	12/17	$15,530,672	$15,619,078	$88,406

Contracts to Sell:
Japan Government 10-Year Bond September Futures	3	9/17	4,109,414	4,123,329	(13,915)
U.S. Treasury 2-Year Note December Futures	92	12/17	19,902,040	19,900,750	1,290
U.S. Treasury 5-Year Note December Futures	184	12/17	21,784,499	21,804,000	(19,501)
U.S. Treasury Long Bond December Futures	22	12/17	3,415,690	3,434,063	(18,373)
United Kingdom Treasury 10-Year Gilt December Futures	23	12/17	3,777,140	3,786,360	(9,220)

					(59,719)

Net Unrealized Appreciation on Open Exchange Traded Futures Contracts					$28,687

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2017, Inflation-Linked Fixed Income Fund had deposited cash of $ 229,000 with a broker or brokers as margin collateral on open exchange traded futures contracts.

At August 31, 2017, Inflation-Linked Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Argentine Peso	3,890,850	USD	232,498	HSBC	$224,020	9/15/17	$(8,478)
Argentine Peso	2,234,280	USD	129,000	BNP	128,456	9/18/17	(544)
Argentine Peso	1,426,882	USD	82,000	HSBC	82,036	9/18/17	36
Argentine Peso	756,800	USD	43,000	HSBC	43,428	9/22/17	428
Brazilian Real	1,569,674	USD	483,498	BNP	498,650	9/5/17	15,152
Brazilian Real	279,594	USD	88,842	DUB	88,821	9/5/17	(21)
Brazilian Real	1,290,080	USD	409,927	MLP	409,829	9/5/17	(98)
Brazilian Real	12,400,000	USD	3,698,733	BNP	3,921,424	10/3/17	222,691
Brazilian Real	4,100,000	USD	1,285,009	DUB	1,296,600	10/3/17	11,591
Brazilian Real	4,800,000	USD	1,436,319	DUB	1,517,970	10/3/17	81,651
Brazilian Real	1,290,080	USD	405,290	MLP	407,980	10/3/17	2,690
British Pound	403,000	USD	533,056	JPM	521,159	9/5/17	(11,897)
Indian Rupee	26,786,707	USD	406,722	BNP	414,495	12/4/17	7,773
Indian Rupee	15,434,164	USD	236,000	JPM	238,827	12/4/17	2,827
Japanese Yen	121,100,000	USD	1,116,086	SCB	1,101,410	9/5/17	(14,676)
Mexican Peso	10,900,000	USD	549,440	BNP	592,889	3/1/18	43,449
Russian Ruble	24,070,320	USD	415,963	HSBC	413,756	9/21/17	(2,207)

							350,367

Contracts to Sell:
Argentine Peso	393,235	USD	21,500	BNP	22,641	9/15/17	(1,141)
Argentine Peso	393,450	USD	21,500	JPM	22,653	9/15/17	(1,153)
Australian Dollar	282,000	USD	222,641	BNP	224,176	9/5/17	(1,535)
Australian Dollar	970,000	USD	774,280	JPM	771,101	9/5/17	3,179
Australian Dollar	282,000	USD	222,435	JPM	224,176	9/5/17	(1,741)
Brazilian Real	1,569,674	USD	498,769	BNP	498,650	9/5/17	119
Brazilian Real	279,594	USD	88,000	DUB	88,821	9/5/17	(821)
Brazilian Real	1,290,080	USD	407,158	MLP	409,829	9/5/17	(2,671)
Brazilian Real	5,800,000	USD	1,727,398	BNP	1,834,214	10/3/17	(106,816)
Brazilian Real	6,100,000	USD	1,779,463	BNP	1,929,087	10/3/17	(149,624)
Brazilian Real	5,500,000	USD	1,617,647	JPM	1,739,341	10/3/17	(121,694)
Brazilian Real	3,900,000	USD	1,160,196	JPM	1,233,351	10/3/17	(73,155)
Brazilian Real	14,300,000	USD	4,079,886	BNP	4,363,903	7/3/18	(284,017)
Brazilian Real	4,300,000	USD	1,297,604	DUB	1,312,223	7/3/18	(14,619)
Brazilian Real	5,400,000	USD	1,544,663	DUB	1,647,907	7/3/18	(103,244)
Brazilian Real	4,400,000	USD	1,308,550	JPM	1,342,739	7/3/18	(34,189)
Brazilian Real	200,000	USD	58,420	JPM	61,034	7/3/18	(2,614)
British Pound	1,404,000	USD	1,837,748	DUB	1,815,652	9/5/17	22,096
British Pound	87,000	USD	112,870	MLP	112,508	9/5/17	362
Canadian Dollar	581,000	USD	456,237	JPM	465,340	9/5/17	(9,103)
Canadian Dollar	615,000	USD	484,411	MLP	492,571	9/5/17	(8,160)
Danish Krone	2,200,000	USD	327,722	BNP	356,699	4/3/18	(28,977)
Danish Krone	44,000	USD	6,750	DUB	7,134	4/3/18	(384)
Euro	134,000	USD	158,494	HSBC	159,547	9/5/17	(1,053)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Euro	190,000	USD	223,271	JPM	$226,224	9/5/17	$(2,953)
Euro	207,000	USD	243,465	MLP	246,465	9/5/17	(3,000)
Indian Rupee	8,327,680	USD	128,000	BNP	128,862	12/4/17	(862)
Japanese Yen	121,100,000	USD	1,097,003	SCB	1,101,410	9/5/17	(4,407)
Japanese Yen	121,100,000	USD	1,117,674	SCB	1,102,875	10/3/17	14,799
Mexican Peso	10,900,000	USD	521,240	BNP	592,889	3/1/18	(71,649)
New Zealand Dollar	1,074,000	USD	802,346	JPM	771,239	9/5/17	31,107
Russian Ruble	23,941,800	USD	409,360	SCB	409,261	10/20/17	99

							(957,821)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(607,454)

At August 31, 2017, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE Banxico	5.610%	7/7/21	28-Day	MXN	8,600,000	$(21,727)	$(23,909)	$2,182
Pay	28-Day MXN TIIE Banxico	6.750%	8/31/21	28-Day	MXN	9,200,000	(2,750)	(5,618)	2,868
Pay	28-Day MXN TIIE Banxico	7.030%	11/10/21	28-Day	MXN	10,500,000	3,013	(333)	3,346
Pay	28-Day MXN TIIE Banxico	7.200%	6/5/24	28-Day	MXN	8,100,000	4,848	86	4,762
Pay	28-Day MXN TIIE Banxico	7.200%	6/11/27	28-Day	MXN	2,400,000	548	1,269	(721)
Pay	28-Day MXN TIIE Banxico	7.380%	11/4/26	28-Day	MXN	900,000	930	—	930
Pay	28-Day MXN TIIE Banxico	7.388%	11/17/21	28-Day	MXN	1,100,000	1,143	—	1,143
Pay	28-Day MXN TIIE Banxico	7.480%	6/18/37	28-Day	MXN	300,000	33	—	33
Pay	28-Day MXN TIIE Banxico	7.733%	2/25/27	28-Day	MXN	6,400,000	15,568	9,391	6,177
Pay	28-Day MXN TIIE Banxico	8.035%	12/17/26	28-Day	MXN	600,000	2,188	(1,037)	3,225
Pay	28-Day MXN TIIE Banxico	8.280%	11/28/36	28-Day	MXN	3,200,000	16,805	16,343	462
Receive	3-Month USD-LIBOR	1.250%	6/21/19	6-Month	USD	13,500,000	65,551	81,220	(15,669)
Receive	3-Month USD-LIBOR	1.750%	12/21/26	6-Month	USD	630,000	14,925	(16,090)	31,015
Receive	3-Month USD-LIBOR	2.000%	7/27/26	6-Month	USD	3,100,000	44,932	90,254	(45,322)
Receive	3-Month USD-LIBOR	2.250%	12/21/46	6-Month	USD	20,000	659	(2,253)	2,912
Receive	3-Month USD-LIBOR	2.500%	2/22/26	6-Month	USD	18,130,000	(187,472)	(375,388)	187,916
Receive	6-Month GBP-LIBOR	1.500%	3/21/28	6-Month	GBP	2,700,000	(99,655)	(92,459)	(7,196)
Receive	6-Month JPY-LIBOR	0.450%	3/20/29	6-Month	JPY	310,000,000	(30,933)	(17,168)	(13,765)

							$(171,394)	$(335,692)	$164,298

At August 31, 2017, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	2-Year EUR Inflation Linked	0.890%	11/15/18	EUR	100,000	$58	$(429)	$487
Receive	10-Year EUR Inflation Linked	1.385%	12/15/26	EUR	70,000	(231)	(6,018)	5,787
Receive	10-Year EUR Inflation Linked	1.438%	6/15/27	EUR	800,000	(6,427)	(3,096)	(3,331)
Receive	15-Year GBP Inflation Linked	3.100%	6/15/31	GBP	2,900,000	(279,241)	(300,001)	20,760
Receive	15-Year GBP Inflation Linked	3.530%	10/15/31	GBP	1,190,000	24,055	(7,844)	31,899
Pay	30-Year GBP Inflation Linked	3.585%	10/15/46	GBP	240,000	(18,467)	(20,844)	2,377
Pay	1-Year USD Inflation Linked	1.710%	4/27/18	USD	1,400,000	(6,468)	—	(6,468)
Receive	2-Year USD Inflation Linked	1.935%	4/27/19	USD	1,400,000	10,745	—	10,745

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	4-Year USD Inflation Linked	2.027%	11/23/20	USD	700,000	$(3,958)	$—	$(3,958)
Pay	5-Year USD Inflation Linked	1.550%	7/26/21	USD	400,000	7,084	13,538	(6,454)
Pay	5-Year USD Inflation Linked	1.603%	9/12/21	USD	310,000	4,018	9,337	(5,319)
Receive	10-Year USD Inflation Linked	1.730%	7/26/26	USD	400,000	(11,813)	(21,441)	9,628
Receive	10-Year USD Inflation Linked	1.762%	8/30/26	USD	1,500,000	(35,736)	(73,591)	37,855
Receive	10-Year USD Inflation Linked	1.801%	9/12/26	USD	310,000	(6,425)	(14,319)	7,894
Receive	10-Year USD Inflation Linked	2.067%	7/25/27	USD	600,000	9	—	9

						$(322,797)	$(424,708)	$101,911

At August 31, 2017, Inflation-Linked Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/17 (2)	Notional Amounts (3)		Market Value	Upfront Premiums (Received)	Unrealized Appreciation
Brazil Government International Bond, BB	1.000%	6/20/21	3-Month	DUB	1.471%	USD	100,000	$(1,512)	$(8,609)	$7,097
Brazil Government International Bond, BB	1.000%	6/20/21	3-Month	HSBC	1.471%	USD	800,000	(12,094)	(55,500)	43,406

								$(13,606)	$(64,109)	$50,503

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (4)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/17 (2)	Notional Amounts (3)		Market Value	Upfront Premiums (Received)	Unrealized (Depreciation)
Markit CDX North America High Yield Series 28 5-Year Index	(5.000%)	6/20/22	3-Month	3.259%	USD	2,100,000	$(174,262)	$(153,600)	$(20,662)
Markit iTraxx Europe Series 27 5-Year Index	(1.000%)	6/20/22	3-Month	0.550%	EUR	1,700,000	(47,665)	(29,002)	(18,663)

							$(221,927)	$(182,602)	$(39,325)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2017, Inflation-Linked Fixed Income Fund deposited cash collateral with brokers in the amount of $727,000 for open centrally cleared swap contracts.

At August 31, 2017, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $260,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BNP	— BNP Paribas SA
AUD	— Australian Dollar	CSFB	— Credit Suisse Securities (USA) LLC
BRL	— Brazilian Real	DUB	— Deutsche Bank AG
CAD	— Canadian Dollar	HSBC	— HSBC Bank USA
DKK	— Danish Krone	JPM	— JPMorgan Chase & Co.
EUR	— Euro	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
GBP	— British Pound	SCB	— Standard Chartered Bank
JPY	— Japanese Yen	UBS	— UBS Securities LLC
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PEN	— Peruvian Sol

See pages 253-254 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
CORPORATE BONDS & NOTES — 59.6%
Airlines — 0.3%
$468,322		A	Northwest Airlines Inc., Class A Pass-Through Trust, Series 2007-1, Pass-Thru Certificates, 7.027% due 11/1/19	$516,910
320,929		BBB+	Northwest Airlines Inc., Class G-2 Pass-Through Trust, Series 2002-1, Pass-Thru Certificates, 6.264% due 11/20/21	342,993

			Total Airlines	859,903

Automobiles — 0.8%
2,300,000		A-	Aviation Capital Group Corp., Senior Unsecured Notes, 4.625% due 1/31/18(a)	2,325,326

Banks — 16.4%
400,000		A-	Aozora Bank Ltd., Senior Unsecured Notes, 2.750% due 3/9/20	403,672
1,500,000		A+	Banco del Estado de Chile, Senior Unsecured Notes, 2.000% due 11/9/17(a)	1,500,208
1,600,000		BBB+	Bank of America Corp., Senior Unsecured Notes, 5.650% due 5/1/18	1,640,423
			Barclays Bank PLC, Subordinated Notes:
1,500,000		BBB-	6.050% due 12/4/17	1,516,040
1,850,000		BBB-	6.050% due 12/4/17(a)	1,869,550
400,000		BB+	7.750% (5-Year USD Swap Rate + 6.833%) due 4/10/23(b)	413,500
			Barclays PLC:
200,000		B+	Junior Subordinated Notes, 8.250% (5-Year USD Swap Rate + 6.705%)(b)(c)	212,532
500,000		BBB	Senior Unsecured Notes, 2.000% due 3/16/18	500,703
468,000		BB+	CIT Group Inc., Senior Unsecured Notes, 5.500% due 2/15/19(a)	490,815
3,300,000		BBB+	Citigroup Inc., Senior Unsecured Notes, 2.624% (3-Month USD-LIBOR + 1.310%) due 10/26/20(b)	3,373,708
1,250,000		A	Credit Suisse AG, Senior Unsecured Notes, 1.700% due 4/27/18	1,250,806
2,600,000		AA	Dexia Credit Local SA, Government Liquid Guaranteed Notes, 1.889% (3-Month USD-LIBOR + 0.600%) due 3/23/18(a)(b)	2,606,643
600,000		BBB+	Eksportfinans ASA, Senior Unsecured Notes, 2.109% (3-Month USD-LIBOR + 0.800%) due 11/10/20(b)	593,438
300,000		A3(e)	Emirates NBD PJSC, Senior Unsecured Notes, 2.864% (3-Month USD-LIBOR + 1.550%) due 1/26/20(b)	300,605
600,000		BBB-	HBOS PLC, Subordinated Notes, 1.923% (3-Month USD-LIBOR + 0.700%) due 9/6/17(b)	599,996
2,000,000		A	HSBC USA Inc., Senior Unsecured Notes, 1.700% due 3/5/18	2,001,528
			ICICI Bank Ltd., Senior Unsecured Notes:
1,000,000		BBB-	4.700% due 2/21/18(a)	1,013,476
500,000		BBB-	4.800% due 5/22/19	520,853
200,000		BBB-	3.125% due 8/12/20	202,783
600,000		BBB+	ING Bank NV, Subordinated Notes, 4.125% (5-Year USD 1100 Run ICE Swap Rate + 2.700%) due 11/21/23(b)	613,106
400,000		BBB-	KBC Bank NV, Subordinated Notes, 8.000% (5-Year USD Swap Rate + 7.097%) due 1/25/23(b)	409,376
1,600,000	GBP	BB-	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.000% (5-Year GBP Swap Rate + 5.060%)(b)(c)	2,174,769
1,600,000		A	Macquarie Bank Ltd., Senior Unsecured Notes, 2.600% due 6/24/19(a)	1,616,656
			Mizuho Financial Group Inc., Senior Unsecured Notes:
1,800,000		A-	2.376% (3-Month USD-LIBOR + 1.140%) due 9/13/21(b)	1,828,050
1,600,000		A-	2.257% (3-Month USD-LIBOR + 0.940%) due 2/28/22(b)	1,607,289
			QNB Finance Ltd., Company Guaranteed Notes:
700,000		A	2.125% due 2/14/18	699,580
300,000		Aa3(e)	2.716% (3-Month USD-LIBOR + 1.400%) due 5/20/18(b)	298,316
1,900,000		BBB-	Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 2.785% (3-Month USD-LIBOR + 1.470%) due 5/15/23(b)	1,912,345
2,800,000		BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 2.767% (3-Month USD-LIBOR + 1.450%) due 11/24/17(b)	2,807,447
300,000		BBB	Santander UK Group Holdings PLC, Senior Unsecured Notes, 2.875% due 10/16/20	305,312

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 16.4% — (continued)
$1,200,000	BBB+	Siam Commercial Bank PCL, Senior Unsecured Notes, 3.375% due 9/19/17(a)	$1,200,622
100,000	BBB-	SMFG Preferred Capital USD 3 Ltd., Junior Subordinated Notes, 9.500% (6-Month USD-LIBOR + 5.890%)(b)(c)	106,715
700,000	BB+	Societe Generale SA, Junior Subordinated Notes, 8.250% (5-Year USD Swap Rate + 6.394%)(b)(c)	743,621
2,500,000	BBB+	Standard Chartered PLC, Senior Unsecured Notes, 1.559% (3-Month USD-LIBOR + 0.340%) due 9/8/17(a)(b)	2,500,010
900,000	BBB-	State Bank of India, Senior Unsecured Notes, 2.252% (3-Month USD-LIBOR + 0.950%) due 4/6/20(b)	901,125
3,500,000	A-	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes, 2.084% (3-Month USD-LIBOR + 0.780%) due 7/12/22(b)	3,505,884
900,000	BBB+	UBS AG, Subordinated Notes, 4.750% (5-Year USD Swap Rate + 3.765%) due 5/22/23(b)	915,233

		Total Banks	45,156,735

Capital Market — 0.6%
1,685,000	BBB+	Goldman Sachs Group Inc. (The), Senior Unsecured Notes, 2.446% (3-Month USD-LIBOR + 1.200%) due 9/15/20(b)	1,715,422

Commercial Services & Supplies — 3.2%
		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes:
2,300,000	A1(e)	2.079% due 11/5/19	2,299,478
3,000,000	A1(e)	2.126% (3-Month USD-LIBOR + 0.810%) due 3/3/22(b)	3,012,420
1,200,000	BBB+	ERAC USA Finance LLC, Company Guaranteed Notes, 6.375% due 10/15/17(a)	1,206,126
1,500,000	BBB+	HPHT Finance 15 Ltd., Company Guaranteed Notes, 2.250% due 3/17/18(f)	1,500,293
800,000	AA-	SoQ Sukuk A QSC, Government Guaranteed Notes, 2.099% due 1/18/18	800,200

		Total Commercial Services & Supplies	8,818,517

Consumer Finance — 6.6%
		Ally Financial Inc.:
		Company Guaranteed Notes:
1,700,000	BB+	4.750% due 9/10/18	1,741,973
300,000	BB+	3.500% due 1/27/19	304,500
500,000	BB+	Senior Unsecured Notes, 3.250% due 2/13/18	502,500
800,000	A1e(e)	American Honda Finance Corp., Senior Unsecured Notes, 1.669% (3-Month USD-LIBOR + 0.350%) due 11/5/21(b)	799,840
4,600,000	A	Daimler Finance North America LLC, Company Guaranteed Notes, 1.931% (3-Month USD-LIBOR + 0.620%) due 10/30/19(a)(b)	4,623,239
3,400,000	BBB	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.304% (3-Month USD-LIBOR + 1.000%) due 1/9/20(b)	3,428,373
		Navient Corp., Senior Unsecured Notes:
500,000	B+	4.625% due 9/25/17	500,500
1,100,000	B+	5.500% due 1/15/19	1,141,580
500,000	B+	4.875% due 6/17/19	518,125
500,000	B+	8.000% due 3/25/20	553,125
		Nissan Motor Acceptance Corp., Senior Unsecured Notes:
550,000	A	2.229% (3-Month USD-LIBOR + 1.010%) due 3/8/19(a)(b)	556,193
1,700,000	A	1.954% (3-Month USD-LIBOR + 0.650%) due 7/13/22(a)(b)	1,702,613
1,500,000	BBB	RCI Banque SA, Senior Unsecured Notes, 3.500% due 4/3/18(a)	1,514,134
200,000	BBB+	VW Credit Inc., Company Guaranteed Notes, 2.250% due 3/23/18	200,548

		Total Consumer Finance	18,087,243

Diversified Financial Services — 5.3%
200,000	BBB-	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, Company Guaranteed Notes, 3.750% due 5/15/19	205,267
		Bear Stearns Cos. LLC (The), Company Guaranteed Notes:
1,100,000	A-	6.400% due 10/2/17	1,177,517

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Diversified Financial Services — 5.3% — (continued)
$500,000		A-	7.250% due 2/1/18	$511,174
190,000		A3(e)	4.650% due 7/2/18	194,683
1,100,000		A-	BOC Aviation Ltd., Senior Unsecured Notes, 2.875% due 10/10/17	1,101,144
800,000		BBB-	Indian Railway Finance Corp., Ltd., Senior Unsecured Notes, 3.917% due 2/26/19	818,468
			International Lease Finance Corp.:
900,000		BBB-	Senior Secured Notes, 7.125% due 9/1/18(a)	945,173
			Senior Unsecured Notes:
600,000		BBB-	6.250% due 5/15/19	640,396
500,000		BBB-	8.250% due 12/15/20	586,773
			LeasePlan Corp. NV, Senior Unsecured Notes:
1,200,000		BBB-	3.000% due 10/23/17(a)	1,201,701
1,500,000		BBB-	2.500% due 5/16/18(a)	1,504,247
1,200,000		A	Mitsubishi UFJ Lease & Finance Co., Ltd., Senior Unsecured Notes, 2.241% (3-Month USD-LIBOR + 0.925%) due 2/20/19(b)	1,204,667
300,000	EUR	BBB	Nationwide Building Society, Subordinated Notes, 4.125% (5-Year EUR Swap Rate + 3.300%) due 3/20/23(b)	364,664
200,000		AA-	NTT Finance Corp., Senior Unsecured Notes, 1.825% (3-Month USD-LIBOR + 0.530%) due 6/29/20(b)	200,732
2,300,000		BBB-	Synchrony Financial, Senior Unsecured Notes, 2.711% (3-Month USD-LIBOR + 1.400%) due 11/9/17(b)	2,304,205
1,600,000		A-	UBS Group Funding Switzerland AG, Company Guaranteed Notes, 3.084% (3-Month USD-LIBOR + 1.780%) due 4/14/21(a)(b)	1,658,335

			Total Diversified Financial Services	14,619,146

Diversified Telecommunication Services — 2.0%
			AT&T Inc., Senior Unsecured Notes:
600,000		BBB+	2.226% (3-Month USD-LIBOR + 0.930%) due 6/30/20(b)	608,074
900,000		BBB+	2.254% (3-Month USD-LIBOR + 0.950%) due 7/15/21(b)	909,681
2,600,000		BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 1.717% (3-Month USD-LIBOR + 0.450%) due 9/19/19(a)(b)	2,605,583
200,000		A-	Ooredoo Tamweel Ltd., Senior Unsecured Notes, 3.039% due 12/3/18	201,731
300,000		BB+	Telecom Italia Capital SA, Company Guaranteed Notes, 6.999% due 6/4/18	311,250
800,000		BBB	Telefonica Emisiones SAU, Company Guaranteed Notes, 3.192% due 4/27/18	807,295

			Total Diversified Telecommunication Services	5,443,614

Electric Utilities — 0.8%
800,000		BBB-	Israel Electric Corp., Ltd., Senior Secured Notes, 7.700% due 7/15/18(f)	839,194
1,000,000		BBB-	Metropolitan Edison Co., Senior Unsecured Notes, 7.700% due 1/15/19	1,072,942
400,000		BBB+	Southern Co., Senior Unsecured Notes, 2.950% due 7/1/23	405,257

			Total Electric Utilities	2,317,393

Electronic Equipment, Instruments & Components — 0.8%
300,000		BBB-	Arrow Electronics Inc., Senior Unsecured Notes, 3.500% due 4/1/22	309,256
2,000,000		A-	Competition Team Technologies Ltd., Company Guaranteed Notes, 2.125% due 12/13/17	2,001,412

			Total Electronic Equipment, Instruments & Components	2,310,668

Energy Equipment & Services — 0.5%
1,400,000		BBB-	Energy Transfer LP, Senior Unsecured Notes, 2.500% due 6/15/18	1,406,944

Food and Staples Retailing — 0.6%
1,500,000		BB+	Tesco PLC, Senior Unsecured Notes, 5.500% due 11/15/17(a)	1,512,775

Food Products — 0.3%
700,000		BBB-	Kraft Heinz Foods Co., Company Guaranteed Notes, 1.879% (3-Month USD-LIBOR + 0.570%) due 2/10/21(b)	700,389

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Health Care Providers & Services — 0.4%
$1,000,000	BBB+	Cardinal Health Inc., Senior Unsecured Notes, 1.998% (3-Month USD-LIBOR + 0.770%) due 6/15/22(b)	$1,002,982

Hotels, Restaurants & Leisure — 0.5%
1,300,000	BB-	MGM Resorts International, Company Guaranteed Notes, 8.625% due 2/1/19	1,425,125

Household Durables — 0.3%
900,000	BBB-	DR Horton Inc., Company Guaranteed Notes, 3.625% due 2/15/18	902,753

Household Products — 0.6%
1,500,000	A-	Reckitt Benckiser Treasury Services PLC, Company Guaranteed Notes, 1.856% (3-Month USD-LIBOR + 0.560%) due 6/24/22(a)(b)	1,501,112

Insurance — 2.3%
1,500,000	A	AIA Group Ltd., Senior Unsecured Notes, 1.750% due 3/13/18	1,496,625
		American International Group Inc., Senior Unsecured Notes:
700,000	BBB+	6.400% due 12/15/20	791,527
500,000	BBB+	3.300% due 3/1/21	517,879
		Athene Global Funding, Secured Notes:
1,000,000	A-	2.447% (3-Month USD-LIBOR + 1.140%) due 4/20/20(a)(b)	1,012,321
1,700,000	A-	2.529% (3-Month USD-LIBOR + 1.230%) due 7/1/22(a)(b)	1,713,002
500,000	BBB+	CNP Assurances, Subordinated Notes, 7.500% (6-Year USD Swap Rate + 6.481%)(b)(c)	527,625
400,000	AA	Jackson National Life Global Funding, Senior Secured Notes, 2.023% (3-Month USD-LIBOR + 0.730%) due 6/27/22(a)(b)	402,156

		Total Insurance	6,461,135

Internet Software & Services — 1.1%
1,500,000	A3(e)	Baidu Inc., Senior Unsecured Notes, 3.250% due 8/6/18	1,517,754
1,400,000	BBB+	eBay Inc., Senior Unsecured Notes, 2.181% (3-Month USD-LIBOR + 0.870%) due 1/30/23(b)	1,408,413

		Total Internet Software & Services	2,926,167

Media — 2.0%
1,200,000	BBB	Cox Communications Inc., Senior Unsecured Notes, 9.375% due 1/15/19(a)	1,314,369
1,700,000	B+	DISH DBS Corp., Company Guaranteed Notes, 4.250% due 4/1/18	1,723,375
2,300,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 6.750% due 7/1/18	2,390,365

		Total Media	5,428,109

Metals & Mining — 0.7%
1,100,000	BBB+	Goldcorp Inc., Senior Unsecured Notes, 2.125% due 3/15/18	1,102,844
800,000	A+u	Minera y Metalurgica del Boleo SA de CV, Company Guaranteed Notes, 2.875% due 5/7/19	808,387

		Total Metals & Mining	1,911,231

Oil, Gas & Consumable Fuels — 2.8%
500,000	A+	CNPC General Capital Ltd., Company Guaranteed Notes, 2.750% due 5/14/19	504,516
500,000	BBB	Ecopetrol SA, Senior Unsecured Notes, 4.250% due 9/18/18	513,000
500,000	BBB+	Enbridge Inc., Senior Unsecured Notes, 1.946% (3-Month USD-LIBOR + 0.700%) due 6/15/20(b)	504,324
700,000	BBB-	Kinder Morgan Energy Partners LP, Company Guaranteed Notes, 5.950% due 2/15/18	712,654
1,600,000	BBB-	Kinder Morgan Finance Co. LLC, Company Guaranteed Notes, 6.000% due 1/15/18(a)	1,623,009
800,000	BBB	ONEOK Partners LP, Company Guaranteed Notes, 2.000% due 10/1/17	800,000
		Petronas Capital Ltd., Company Guaranteed Notes:
750,000	A-	5.250% due 8/12/19(a)	794,788
500,000	A-	5.250% due 8/12/19	529,858
300,000	BBB-	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.625% due 2/1/21	325,015
1,500,000	AA-	Sinopec Group Overseas Development 2016 Ltd., Company Guaranteed Notes, 2.125% due 5/3/19	1,499,188

		Total Oil, Gas & Consumable Fuels	7,806,352

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Pharmaceuticals — 4.0%
$2,500,000	BBB	Allergan Funding SCS, Company Guaranteed Notes, 2.308% (3-Month USD-LIBOR + 1.080%) due 3/12/18(b)	$2,509,447
2,000,000	BBB-	Baxalta Inc., Company Guaranteed Notes, 2.067% (3-Month USD-LIBOR + 0.780%) due 6/22/18(b)	2,008,196
1,500,000	A-	Bayer US Finance LLC, Company Guaranteed Notes, 1.582% (3-Month USD-LIBOR + 0.280%) due 10/6/17(a)(b)	1,499,926
2,500,000	BBB-	Mylan Inc., Company Guaranteed Notes, 2.600% due 6/24/18	2,514,835
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
2,100,000	BBB	1.400% due 7/20/18	2,084,912
500,000	BBB	1.700% due 7/19/19	489,098

		Total Pharmaceuticals	11,106,414

Real Estate Management & Development — 0.5%
1,200,000	AA-	Qatari Diar Finance Co., Government Guaranteed Notes, 5.000% due 7/21/20	1,274,602

Semiconductors & Semiconductor Equipment — 0.9%
700,000	BBB-	NXP BV / NXP Funding LLC, Company Guaranteed Notes, 5.750% due 3/15/23(a)	732,375
1,750,000	A	QUALCOMM Inc., Senior Unsecured Notes, 2.041% (3-Month USD-LIBOR + 0.730%) due 1/30/23(b)	1,754,205

		Total Semiconductors & Semiconductor Equipment	2,486,580

Specialty Retail — 1.2%
225,000	BBB-	Marks & Spencer PLC, Senior Unsecured Notes, 6.250% due 12/1/17(a)	227,216
3,100,000	BBB-	QVC Inc., Senior Secured Notes, 3.125% due 4/1/19	3,141,565

		Total Specialty Retail	3,368,781

Technology Hardware, Storage & Peripherals — 1.6%
2,600,000	BBB-	Dell International LLC/EMC Corp., Senior Secured Notes, 3.480% due 6/1/19(a)	2,658,333
1,800,000	BB-	EMC Corp., Senior Unsecured Notes, 1.875% due 6/1/18	1,793,828

		Total Technology Hardware, Storage & Peripherals	4,452,161

Tobacco — 2.1%
1,000,000	BBB+	BAT Capital Corp., Company Guaranteed Notes, 2.195% (3-Month USD-LIBOR + 0.880%) due 8/15/22(a)(b)(f)	1,004,334
2,740,000	BBB	Imperial Brands Finance PLC, Company Guaranteed Notes, 2.050% due 2/11/18(a)	2,740,711
2,000,000	BBB+	Reynolds American Inc., Company Guaranteed Notes, 2.300% due 6/12/18	2,008,285

		Total Tobacco	5,753,330

Transportation Infrastructure — 0.4%
600,000	BBB-	Asciano Finance Ltd., Company Guaranteed Notes, 5.000% due 4/7/18(a)(f)	609,274
500,000	A	Eastern Creation II Investment Holdings Ltd., Company Guaranteed Notes, 2.625% due 11/20/17	500,626

		Total Transportation Infrastructure	1,109,900

		TOTAL CORPORATE BONDS & NOTES (Cost — $163,568,722)	164,190,809

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.7%
98,894	AAA	American Home Mortgage Investment Trust, Series 2004-4, Class 2A1, 1.814% (1-Month USD-LIBOR + 0.580%) due 2/25/45(b)	99,099
900,000	AAA	Apidos CLO XVI, Series 2013-16A, Class A1R, 2.286% (3-Month USD-LIBOR + 0.980%) due 1/19/25(a)(b)	900,187
800,000	Aaa(e)	Babson CLO Ltd., Series 2014-IIA, Class AR, 2.454% (3-Month USD-LIBOR + 1.150%) due 10/17/26(a)(b)	803,800
1,000,000	AAA	BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A, 2.447% (1-Month USD-LIBOR + 1.220%) due 1/15/28(a)(b)	1,001,799
369,593	Aaa(e)	Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 2.657% (1-Month USD-LIBOR + 1.430%) due 11/15/33(a)(b)	370,430

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 12.7% — (continued)
		Bayview Opportunity Master Fund IIIb Trust:
$654,198	NR	Series 2017-RN2, Class A1, 3.475% due 4/28/32(a)(b)	$661,002
1,000,000	NR	Series 2017-RN6, Class A1, step bond to yield, 3.105% due 8/28/32(a)(d)(f)(i)	1,000,114
996,700	NR	Bayview Opportunity Master Fund IVb Trust, Series 2017-RPL1, Class A1, step bond to yield, 3.105% due 7/28/32(a)	997,448
1,182,373	AA+	Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1, 1.894% (1-Month USD-LIBOR + 0.660%) due 9/25/34(b)	1,147,687
1,500,000	AAA	BlueMountain CLO Ltd., Series 2013-3A, Class AR, 2.201% (3-Month USD-LIBOR + 0.890%) due 10/29/25(a)(b)	1,500,041
1,000,000	AAA	Cent CLO 19 Ltd., Series 2013-19A, Class A1A, 2.641% (3-Month USD-LIBOR + 1.330%) due 10/29/25(a)(b)	1,002,467
1,000,000	AAA	Citigroup Commercial Mortgage Trust, Series 2017-1500, Class A, 2.100% (1-Month USD-LIBOR + 0.850%) due 7/15/19(a)(b)(f)	1,001,875
400,000	AAA	Cold Storage Trust, Series 2017-ICE3, Class A, 2.227% (1-Month USD-LIBOR + 1.000%) due 4/15/36(a)(b)	401,808
398,723	Aaa(e)	Colony Starwood Homes Trust, Series 2016-1A, Class A, 2.728% (1-Month USD-LIBOR + 1.500%) due 7/17/33(a)(b)	404,526
330,086	NR	Credit Suisse Commercial Mortgage Capital Trust, Series 2017-1, Class A, 4.500% due 3/25/21(a)	331,105
993,442	B+	CWABS Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M1, 2.089% (1-Month USD-LIBOR + 0.855%) due 8/25/34(b)	989,389
400,000	A	Eagle I Ltd., Series 2014-1A, Class A1, 2.570% due 12/15/39(a)(f)	397,804
643,483	AAA	Finn Square CLO Ltd., Series 2012-1A, Class A1R, 2.506% (3-Month USD-LIBOR + 1.210%) due 12/24/23(a)(b)	646,358
305,231	AAA	FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2, 1.631% (1-Month USD-LIBOR + 0.400%) due 8/19/34(b)	303,841
800,000	AAA	Fortress Credit BSL II Ltd., Series 2013-2A, Class A1FR, 2.456% (3-Month USD-LIBOR + 1.150%) due 10/19/25(a)(b)	800,019
566,676	AAA	Fortress Credit BSL Ltd., Series 2013-1A, Class A, 2.486% (3-Month USD-LIBOR + 1.180%) due 1/19/25(a)(b)	567,830
316,865	NR	GCAT LLC, Series 2016-1, Class A1, step bond to yield, 4.500% due 3/25/21(a)	319,999
		Government National Mortgage Association (GNMA):
2,619,433	NR	Series 2016-H06, Class FD, 2.144% (1-Month USD-LIBOR + 0.920%) due 7/20/65(b)	2,654,790
2,001,636	NR	Series 2017-H15, Class FE, 2.530% (1-Year USD-LIBOR + 0.800%) due 7/20/67(b)	2,075,932
500,000	Aaa(e)	GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648% due 1/10/47	528,839
234,142	B	Impac CMB Trust, Series 2004-10, Class 1A1, 1.874% (1-Month USD-LIBOR + 0.640%) due 3/25/35(b)	228,942
668,633	Aaa(e)	Invitation Homes Trust, Series 2015-SFR3, Class A, 2.528% (1-Month USD-LIBOR + 1.300%) due 8/17/32(a)(b)	673,097
1,200,000	Aaa(e)	JMP Credit Advisors CLO III Ltd., Series 2014-1A, Class AR, 2.544% (3-Month USD-LIBOR + 1.240%) due 10/17/25(a)(b)	1,200,057
2,700,000	AAA	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-MAUI, Class A, 2.064% (1-Month USD-LIBOR + 0.830%) due 7/15/34(a)(b)	2,710,974
800,000	AAA	Madison Park Funding XVI Ltd., Series 2015-16A, Class A1R, 2.637% (3-Month USD-LIBOR + 1.330%) due 4/20/26(a)(b)	805,404
1,500,000	AAA	Motel 6 Trust, Series 2017-MTL6, Class A, 2.155% due 8/15/34(a)(f)	1,501,972
600,000	AAA	Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R, 2.314% (3-Month USD-LIBOR + 1.000%) due 10/25/25(a)(b)	600,274
548,660	AAA	Palmer Square Loan Funding Ltd., Series 2016-3A, Class A1, 2.454% (3-Month USD-LIBOR + 1.150%) due 1/15/25(a)(b)	548,921
699,900	AAA	RBSSP Resecuritization Trust, Series 2009-12, Class 16A1, 3.100% due 10/25/35(a)(b)	710,541
		SoFi Consumer Loan Program LLC:
178,979	AA	Series 2017-3, Class A, 2.770% due 5/25/26(a)	180,285
383,575	(P)AA	Series 2017-4, Class A, 2.500% due 5/26/26(a)	384,452
263,411	NR	Stanwich Mortgage Loan Co., Series 2016-NPA1, 3.844% due 10/16/46(a)(b)	264,482
600,000	Aaa(e)	Tralee CLO III Ltd., Series 2014-3A, Class A1R, 2.757% (3-Month USD-LIBOR + 1.450%) due 7/20/26(a)(b)	604,833

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 12.7% — (continued)
$800,000		AAA	Venture XVII CLO Ltd., Series 2014-17A, Class AR, 2.384% (3-Month USD-LIBOR + 1.080%) due 7/15/26(a)(b)	$800,031
546,364		NR	VOLT LV LLC, Series 2017-NPL2, Class A1, step bond to yield, 3.500% due 3/25/47(a)	552,813
706,598		NR	VOLT LVIII LLC, Series 2017-NPL5, Class A1, step bond to yield, 3.375% due 5/28/47(a)	713,704
362,332		NR	VOLT LXI LLC, Series 2017-NPL8, Class A1, step bond to yield, 3.125% due 6/25/47(a)	365,165
1,386,796		AA	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1, 1.524% (1-Month USD-LIBOR + 0.290%) due 10/25/45(b)	1,390,473

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $34,867,419)	35,144,609

U.S. GOVERNMENT OBLIGATIONS — 11.2%
			U.S. Treasury Inflation Indexed Notes:
5,891,121			0.125% due 4/15/21	5,919,714
6,748,441			0.125% due 4/15/22	6,771,903
			U.S. Treasury Notes:
6,000,000			1.875% due 7/31/22	6,045,234
11,900,000			2.375% due 5/15/27	12,159,848

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $30,483,714)	30,896,699

SOVEREIGN BONDS — 4.7%
India — 0.6%
			Export-Import Bank of India:
200,000		BBB-	3.875% due 10/2/19	206,219
1,500,000		BBB-	2.750% due 4/1/20	1,508,693

			Total India	1,714,912

Japan — 4.1%
			Japan Bank for International Cooperation:
800,000		A+	1.887% (3-Month USD-LIBOR + 0.570%) due 2/24/20(b)	803,055
3,200,000		A+	1.697% (3-Month USD-LIBOR + 0.390%) due 7/21/20(b)	3,199,500
			Japan Finance Organization for Municipalities:
200,000,000	JPY	A+	1.770% due 12/20/17	1,828,609
3,000,000		A+	2.500% due 9/12/18(a)	3,016,115
100,000,000	JPY	NR	Major Joint Local Government Bonds, 1.720% due 11/24/17	913,179
100,000,000	JPY	NR	Nuclear Damage Compensation & Decommissioning Facilitation Corp., 0.059% due 11/2/17	909,621
500,000		A+	Tokyo Metropolitan Government, 2.500% due 6/8/22(a)	505,099

			Total Japan	11,175,178

Malaysia — 0.0%
200,000	MYR	A-(g)	Malaysia Government Bonds, 3.314% due 10/31/17	46,856

			TOTAL SOVEREIGN BONDS (Cost — $13,035,716)	12,936,946

ASSET-BACKED SECURITIES — 3.5%
Student Loans — 3.5%
1,000,000		Aaa(e)	ECMC Group Student Loan Trust, Series 2017-2A, Class A, 2.295% (1-Month USD-LIBOR + 1.050%) due 5/25/67(a)(b)(f)	1,000,000
378,649		AAA	EFS Volunteer LLC, Series 2010-1, Class A2, 2.164% (3-Month USD-LIBOR + 0.850%) due 10/25/35(a)(b)	378,855
190,493		Aaa(e)	Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 2.650% due 12/15/28(a)	192,557
355,337		Aaa(e)	Navient Student Loan Trust, Series 2016-5A, Class A, 2.484% (1-Month USD-LIBOR + 1.250%) due 6/25/65(a)(b)	362,969
843,604		AA+	Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class A-3, 1.444% (3-Month USD-LIBOR + 0.130%) due 10/25/36(b)	817,781
997,593		AAA	SLC Student Loan Trust, Series 2007-1, Class A4, 1.375% (3-Month USD-LIBOR + 0.060%) due 5/15/29(b)	984,035

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Student Loans — 3.5% — (continued)
			SLM Student Loan Trust:
$501,853		AAA	Series 2003-10A, Class A3, 1.716% (3-Month USD-LIBOR + 0.550%) due 12/15/27(a)(b)	$504,279
1,500,000		AAA	Series 2005-5, Class A4, 1.454% (3-Month USD-LIBOR + 0.140%) due 10/25/28(b)	1,491,662
1,372,342		AA+	Series 2008-5, Class A4, 3.014% (3-Month USD-LIBOR + 1.700%) due 7/25/23(b)	1,414,555
1,000,000		AA+	Series 2008-7, Class A4, 2.214% (3-Month USD-LIBOR + 0.900%) due 7/25/23(b)	1,004,769
250,000		AA+	Series 2008-8, Class A4, 2.814% (3-Month USD-LIBOR + 1.500%) due 4/25/23(b)	255,964
1,334,873		AA+	Utah State Board of Regents, Series 2017-1, Class A, 1.984% (1-Month USD-LIBOR + 0.750%) due 1/25/57(b)	1,338,157

			TOTAL ASSET-BACKED SECURITIES (Cost — $9,710,736)	9,745,583

SENIOR LOANS — 0.8%
53,193		NR	AWAS Aviation Capital Ltd., 0.906% (3-Month USD-LIBOR + 2.250%) due 3/28/18(d)(f)(i)	53,195
			Energy Future Intermediate Holdings Co. LLC:
363,636		NR	3.079% (1-Month USD-LIBOR + 3.000%) due 9/26/17	365,727
1,200,000		NR	4.234% (1-Month USD-LIBOR + 3.000%) due 6/30/18	1,206,900
593,939		NR	Las Vegas Sands LLC, 3.240% (1-Month USD-LIBOR + 2.000%) due 3/29/24	596,021

			TOTAL SENIOR LOANS (Cost — $2,213,901)	2,221,843

MUNICIPAL BOND — 0.6%
Washington — 0.6%
1,600,000			Washington Health Care Facilities Authority, 1.840% (SIFMA Municipal Swap Index Yield + 1.050%) due 1/1/42(b) (Cost — $1,600,000)	1,603,744

			TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $255,480,208)	256,740,233

Face Amount†
SHORT-TERM INVESTMENTS — 34.0%
COMMERCIAL PAPERS — 2.0%
500,000			Eni Finance USA Inc., 2.020% due 5/7/18(h)	493,180
2,600,000			Entergy Corp., 1.687% due 10/19/17(h)	2,594,176
900,000			Ford Motor Credit Co. LLC, 1.989% due 6/1/18(h)	886,691
1,600,000			Syngenta Wilmington Inc., 2.025% due 9/14/17(a)(h)	1,598,845

			TOTAL COMMERCIAL PAPERS (Cost — $5,572,892)	5,572,892

CORPORATE BONDS — 0.4%
934,000		BBB	Hewlett Packard Enterprise Co., 2.450% due 10/5/17	940,604
200,000		BBB+	TechnipFMC PLC, 2.000% due 10/1/17(a)	200,085

			TOTAL CORPORATE BONDS (Cost — $1,140,689)	1,140,689

SOVEREIGN BOND — 0.0%
110,000	MYR	F1(g)	Malaysia Treasury Bills, 2.950% due 1/19/18(h) (Cost — $25,478)	25,478

TIME DEPOSITS — 0.5%
			BBH — Grand Cayman:
4,175	DKK		(0.800)% due 9/1/17	668
758	EUR		(0.556)% due 9/1/17	902
877,018	JPY		(0.230)% due 9/1/17	7,977
95,303	CAD		0.150% due 9/1/17	76,331
893	AUD		0.484% due 9/1/17	710

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount†		Security	Value
TIME DEPOSITS — 0.5% — (continued)
54,243	GBP	Citibank — London, 0.050% due 9/1/17	$70,148
$1,318,706		Citibank — New York, 0.590% due 9/1/17	1,318,706

		TOTAL TIME DEPOSITS (Cost — $1,475,442)	1,475,442

U.S. GOVERNMENT OBLIGATIONS — 31.1%
		U.S. Treasury Bills:
77,000,000		0.957% due 9/28/17(h)	76,944,800
7,600,000		0.957% due 11/9/17(h)	7,586,089
1,000,000		0.969% due 11/30/17(h)	997,690

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $85,528,579)	85,528,579

		TOTAL SHORT-TERM INVESTMENTS (Cost — $93,743,080)	93,743,080

		TOTAL INVESTMENTS — 127.1% (Cost — $349,223,288)	350,483,313

		Liabilities in Excess of Other Assets — (27.1)%	(74,753,098)

		TOTAL NET ASSETS — 100.0%	$275,730,215

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2017, amounts to approximately $82,038,852 and represents 29.75% of net assets.
(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2017.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Rating by Moody’s Investors Service. All ratings are unaudited.
(f)	Illiquid security.
(g)	Rating by Fitch Ratings Service. All ratings are unaudited.
(h)	Rate shown represents yield-to-maturity.
(i)	Security that used significant unobservable inputs to determine fair value.

At August 31, 2017, for Ultra-Short Term Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ultra-Short Term Fixed Income Fund	$350,535,341	$2,789,646	$(2,998,726)	$(209,080)

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
LIBOR	— London Interbank Offered Rate
PCL	— Public Company Limited
PLC	— Public Limited Company

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Summary of Investments by Security Type^
Corporate Bonds & Notes	46.9%
Collateralized Mortgage Obligations	10.0
U.S. Government Obligations	8.8
Sovereign Bonds	3.7
Asset-Backed Securities	2.8
Senior Loans	0.6
Municipal Bond	0.5
Short-Term Investments	26.7

100.0%

^	As a percentage of total investments.

At August 31, 2017, Ultra-Short Term Fixed Income Fund had open exchange traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Bank Accept December Futures	89	12/18	$17,501,041	$17,510,592	$9,551
Bank Accept June Futures	114	6/18	22,444,029	22,453,266	9,237
U.S. Treasury 10-Year Note December Futures	18	12/17	2,272,781	2,285,718	12,937

					31,725

Contracts to Sell:
U.S. Treasury 2-Year Note December Futures	545	12/17	117,917,444	117,890,313	27,131
United Kingdom Treasury 10-Year Gilt December Futures	48	12/17	7,882,105	7,901,968	(19,863)

					7,268

Net Unrealized Appreciation on Open Exchange Traded Futures Contracts					$38,993

At August 31, 2017, Ultra-Short Term Fixed Income Fund had deposited cash of $412,000 with a broker or brokers as margin collateral on open exchange traded futures contracts.

At August 31, 2017, Ultra-Short Term Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	10,073,000	USD	8,033,218	BNP	$8,007,530	9/5/17	$(25,688)
Canadian Dollar	10,368,000	USD	8,313,021	HSBC	8,304,033	9/5/17	(8,988)
Japanese Yen	147,000,000	USD	1,332,919	JPM	1,336,971	9/5/17	4,052
Malaysian Ringgit	308,159	USD	72,160	JPM	72,160	9/5/17	—

							(30,624)

Contracts to Sell:
Australian Dollar	922,000	USD	722,327	BNP	732,944	9/5/17	(10,617)
Australian Dollar	9,151,000	USD	7,339,569	DUB	7,274,586	9/5/17	64,983
Australian Dollar	10,073,000	USD	8,030,447	BNP	8,004,832	10/3/17	25,615
British Pound	70,000	USD	91,014	BNP	90,524	9/5/17	490
British Pound	1,652,000	USD	2,185,132	JPM	2,136,365	9/5/17	48,767
Canadian Dollar	166,000	USD	133,167	BNP	132,954	9/5/17	213
Canadian Dollar	974,000	USD	764,124	MLP	780,105	9/5/17	(15,981)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Canadian Dollar	9,228,000	USD	7,403,901	MLP	$7,390,974	9/5/17	$12,927
Canadian Dollar	10,368,000	USD	8,316,008	HSBC	8,306,474	10/3/17	9,534
Euro	312,000	USD	369,032	HSBC	371,483	9/5/17	(2,451)
Japanese Yen	148,700,000	USD	1,347,022	SCB	1,352,433	9/5/17	(5,411)
Japanese Yen	100,000,000	USD	970,402	JPM	912,010	11/2/17	58,392
Japanese Yen	100,000,000	USD	971,440	JPM	912,924	11/24/17	58,516
Japanese Yen	200,000,000	USD	1,794,687	JPM	1,828,384	12/20/17	(33,697)
Malaysian Ringgit	308,159	USD	72,363	JPM	72,160	9/5/17	203
Malaysian Ringgit	200,000	USD	46,816	BNP	46,724	11/2/17	92
Malaysian Ringgit	110,000	USD	25,674	BNP	25,624	1/23/18	50
Mexican Peso	3,617,758	USD	199,758	BNP	199,097	12/15/17	661

							212,286

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$181,662

At August 31, 2017, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE Banxico	5.798%	9/6/21	28-Day	MXN	94,200,000	$(209,741)	$(288,878)	$79,137
Pay	28-Day MXN TIIE Banxico	7.150%	6/11/27	28-Day	MXN	18,700,000	398	(1,947)	2,345
Receive	3-Month USD-LIBOR	1.500%	6/21/27	6-Month	USD	11,000,000	573,088	872,410	(299,322)
Pay	3-Month USD-LIBOR	2.000%	12/20/19	6-Month	USD	67,300,000	531,227	410,073	121,154
Receive	3-Month USD-LIBOR	2.250%	12/20/22	6-Month	USD	27,900,000	(570,487)	(360,295)	(210,192)

							$324,485	$631,363	$(306,878)

Counterparty Pay Floating Rate Index	Counterparty Receive Floating Rate Index	Maturity Date	Notional Amounts		Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
1-Month USD-LIBOR+0.095%	3-Month USD-LIBOR	5/21/22	USD	147,600,000	$(20,437)	$—	$(20,437)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

At August 31, 2017, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/17 (2)	Notional Amounts (3)		Market Value	Upfront Premiums (Received)	Unrealized (Depreciation)
Markit CDX North America High Yield Series 28 5-Year Index	(5.000%)	6/20/22	3-Month	3.259%	USD	6,100,000	$(506,190)	$(455,798)	$(50,392)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At 31 August, 2017, Ultra-Short Term Fixed Income Fund deposited cash collateral with brokers in the amount of $915,000 for open centrally cleared swap contracts.

At 31 August, 2017, Ultra-Short Term Fixed Income Fund had cash collateral from brokers in the amount of $165,000 for open forward foreign currency contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	CSFB	— Credit Suisse Securities (USA) LLC
DKK	— Danish Krone	DUB	— Deutsche Bank AG
EUR	— Euro	HSBC	— HSBC Bank USA
GBP	— British Pound	JPM	— JPMorgan Chase & Co.
JPY	— Japanese Yen	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
MXN	— Mexican Peso	SCB	— Standard Chartered Bank
MYR	— Malaysian Ringgit

See pages 253-254 for definitions of ratings.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P	— Preliminary rating.
u	— The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
e	— Expected.
u	— Upgraded.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AAApre

— Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Ratings

(continued)

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
WD, WR	— Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

F-2	— Fitch’s rating indicating a good capacity for timely payment of financial commitments.

(This page intentionally left blank)

Statements of Assets and Liabilities

August 31, 2017

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
ASSETS:
Unaffiliated investments, at value[1,3]	$1,691,711,795	$695,639,703	$1,240,907,661
Affiliated investments, at value[2]	2,181,953	—	—
Foreign currency, at value[4]	—	11,978	61,441
Cash	2,514,875	5,314,504	96,541
Receivable for securities sold	1,452,873	125,407	183,970
Receivable for TBA securities sold	—	—	—
Dividends and interest receivable from unaffiliated investments	3,078,331	433,020	5,884,192
Dividends and interest receivable from affiliated investments	—	—	—
Receivable for Fund shares sold	3,302,954	2,027,694	3,719,293
Unrealized appreciation on unfunded loan commitments	—	—	—
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open future contracts (Note 1)	67,012	11,630	16,869
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Upfront premiums paid on swap contracts	—	—	—
Deposits for collateral with counterparty	380,984	51,995	102,671
Foreign capital gains tax receivable	—	—	11,438
Prepaid expenses	47,387	25,357	37,792

Total Assets	1,704,738,164	703,641,288	1,251,021,868

LIABILITIES:
Payable for reverse repurchase agreements	—	—	—
Payable for collateral received from securities on loan	14,237,689	27,747,336	2,723,340
Payable for Fund shares repurchased	2,321,893	757,587	1,481,259
Payable for securities purchased	546,315	635,528	1,780,637
Payable for TBA securities purchased	—	—	—
Investment management fee payable	521,650	264,561	530,425
Transfer agent fees payable	19,316	4,698	12,630
Interest expense payable	—	—	—
Custody fee payable	207,966	71,920	272,780
Trustees’ fees payable	3	21	5
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Options contracts written, at value[5] (Note 1)	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Upfront premiums received on swap contracts	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits for collateral from counterparty	—	—	—
Foreign capital gains tax payable	—	—	13,880
Distributions payable	—	—	—
Accrued expenses	97,273	87,779	115,884

Total Liabilities	17,952,105	29,569,430	6,930,840

Total Net Assets	$1,686,786,059	$674,071,858	$1,244,091,028

NET ASSETS:
Par value (Note 4)	$89,917	$34,512	$100,837
Paid-in capital in excess of par value	1,164,926,885	558,647,717	1,342,926,355
Accumulated net investment loss	—	—	—
Undistributed net investment income	12,056,565	1,537,046	21,731,959
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	41,648,220	15,731,293	(322,853,834)
Net unrealized appreciation (depreciation) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts, forward foreign currency contracts and foreign currency transactions	468,064,472	98,121,290	202,185,711

Total Net Assets	$1,686,786,059	$674,071,858	$1,244,091,028

Shares Outstanding	89,916,758	34,512,264	100,836,968

Net Asset Value	$18.76	$19.53	$12.34

[1] Unaffiliated investments, at cost	$1,224,762,765	$597,513,761	$1,038,789,096

[2] Affiliated investments, at cost	$1,158,545	$—	$—

[3] Includes securities on loan	$14,132,520	$27,480,675	$2,649,508

[4] Foreign currency, at cost	$—	$12,082	$38,925

[5] Premiums received	$—	$—	$—

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund

$492,522,708	$755,481,966	$173,248,969	$183,444,478	$57,547,159	$243,933,535	$350,483,313
—	1,236,750	—	—	—	—	—
1,265,779	813,370	—	102,260	—	51,329	186,637
28,625	11,980	2,445	890	965	3,116,170	3,549,199
247,999	7,230,640	164,455	9,030,439	—	3,730,066	100,764
—	35,394,410	—	14,252,734	—	—	—
740,959	3,851,184	2,737,432	1,104,628	541,350	605,085	1,447,785
—	3,914	—	—	—	—	—
1,270,562	3,217,882	514,155	450,307	16,226	1,008,278	1,352,546
—	—	—	—	—	—	1,129
—	88,501	—	1,312,023	—	460,049	284,495
2,105	210,885	—	28,922	—	13,157	3,773
—	—	—	29,962	—	23,187	25,454
—	—	—	882,837	—	50,503	—
—	—	—	53,415	—	—	—
90,994	1,231,358	—	4,258,000	—	956,000	1,327,000
127,446	—	—	—	—	—	—
16,700	30,966	15,847	17,302	12,792	4,563	11,181

496,313,877	808,803,806	176,683,303	214,968,197	58,118,492	253,951,922	358,773,276

—	—	—	28,253,576	—	53,975,500	—
5,151,986	417,220	2,487,699	—	—	—	—
720,446	1,226,850	480,336	235,084	89,711	309,387	362,666
1,814,151	5,905,822	773,214	13,955,655	—	7,552,619	82,180,794
—	89,935,103	—	21,338,359	—	—	—
266,951	222,069	69,727	53,128	19,158	71,350	105,284
5,461	8,831	6,134	2,998	813	2,341	1,414
—	—	—	236	—	26,194	118
190,990	272,207	101,085	135,307	38,234	69,590	67,347
24	23	18	4	4	2	16
—	64,348	—	—	—	—	—
—	65,011	—	24,315	—	24,855	—
—	—	—	83,632	—	—	—
—	—	—	112,194	—	64,109	—
—	501,827	—	2,575,749	—	1,067,503	102,833
—	—	—	308,000	—	260,000	165,000
396,994	—	—	—	—	—	—
—	4,899	1,734	—	37	930	1,634
84,931	101,851	84,039	86,835	33,225	38,900	55,955

8,631,934	98,726,061	4,003,986	67,165,072	181,182	63,463,280	83,043,061

$487,681,943	$710,077,745	$172,679,317	$147,803,125	$57,937,310	$190,488,642	$275,730,215

$31,818	$86,684	$44,788	$19,002	$6,181	$18,905	$27,611
424,166,332	709,653,084	202,729,972	152,271,190	53,777,634	188,985,196	276,288,528
—	—	—	—	—	—	(156,814)
5,872,248	393,961	1,102,028	1,617,001	419,273	461,380	—

(63,780,864)	(8,866,816)	(34,268,602)	(8,820,635)	(141,542)	(2,345,817)	(1,566,470)

121,392,409	8,810,832	3,071,131	2,716,567	3,875,764	3,368,978	1,137,360

$487,681,943	$710,077,745	$172,679,317	$147,803,125	$57,937,310	$190,488,642	$275,730,215

31,817,644	86,683,651	44,788,203	19,001,995	6,180,687	18,905,381	27,610,661

$15.33	$8.19	$3.86	$7.78	$9.37	$10.08	$9.99

$370,765,976	$746,089,755	$170,177,838	$179,223,949	$53,671,395	$240,275,316	$349,223,288

$—	$1,191,235	$—	$—	$—	$—	$—

$5,025,914	$406,727	$2,409,817	$—	$—	$—	$—

$1,257,116	$827,555	$—	$102,722	$—	$49,532	$182,976

$—	$64,972	$—	$42,914	$—	$27,659	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2017

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
INVESTMENT INCOME:

Dividends from unaffiliated investments	$31,578,369	$5,688,960	$33,937,428
Dividends from affiliated investments	45,326	—	—
Interest from unaffiliated investments	104,421	55,714	68,624
Interest from affiliated investments	—	—	—
Income from securities lending	107,072	196,343	579,913
Less: Foreign taxes withheld (see Note 1q)	(43,256)	(4,796)	(2,532,536)
Income from security litigation	—	—	—

Total Investment Income	31,791,932	5,936,221	32,053,429

EXPENSES:

Investment management fee (Note 2)	10,088,163	4,113,147	8,022,316
Transfer agent fees	216,335	71,749	144,873
Custody fees	542,884	222,794	670,080
Trustees’ fees	321,974	94,660	215,903
Shareholder reports	186,091	175,199	177,961
Insurance	83,599	19,359	51,695
Audit and tax	69,628	78,838	85,978
Legal fees	52,352	2,255	40,812
Registration fees	34,898	32,200	35,005
Offering costs	—	—	—
Miscellaneous expense	49,160	15,040	74,649
Interest expense	—	—	—

Total Expenses	11,645,084	4,825,241	9,519,272
Less: Fee waivers and/or expense reimbursement (Note 2)	(3,511,519)	(1,577,066)	(2,073,116)

Net Expenses	8,133,565	3,248,175	7,446,156

Net Investment Income	$23,658,367	$2,688,046	$24,607,273

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN,
FORWARD SALE COMMITMENTS, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Unaffiliated investments	$90,325,827	$26,703,050	$7,629,164
Affiliated investments	183,066	—	—
Futures contracts	1,125,019	462,484	165,785
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	113,236	88,550	(311,708)

Net Realized Gain (Loss)	91,747,148	27,254,084	7,483,241

Change in Net Unrealized Appreciation (Depreciation) From:

Unaffiliated investments	102,551,014	37,295,473	150,106,829 (b)
Affiliated investments	569,140	—	—
Futures contracts	92,034	(4,548)	(8,124)
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Unfunded loan commitments	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	(29)	161,225

Change in Net Unrealized Appreciation (Depreciation):	103,212,188	37,290,896	150,259,930

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	194,959,336	64,544,980	157,743,171

Total Increase (Decrease) in Net Assets from Operations	$218,617,703	$67,233,026	$182,350,444

(a)	Includes foreign capital gains tax of $344,196 for Emerging Markets Equity Fund.
(b)	Net increase (decrease) in accrued foreign capital gains taxes of $20,694 and $474,635 for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund

$11,423,249	$14,783	$250,461	$—	$—	$—	$—
—	—	—	—	—	—	—
50,924	20,430,251	19,017,439	4,841,085	2,221,736	5,637,326	3,805,773
—	46,018	—	—	—	—	4,990
81,984	4,655	78,089	266	—	—	—
(1,258,122)	—	—	—	—	—	—
—	—	—	35,418	—	—	—

10,298,035	20,495,707	19,345,989	4,876,769	2,221,736	5,637,326	3,810,763

3,949,266	2,833,811	2,105,942	855,511	244,994	836,427	912,469
62,478	96,702	55,138	29,338	9,623	31,352	31,998
525,498	649,889	256,597	355,382	91,877	156,021	160,081
65,100	114,286	57,795	33,606	9,574	30,073	32,057
193,415	152,421	230,461	146,476	11,907	133,675	123,445
19,161	33,094	12,575	9,126	3,057	6,950	5,154
70,164	123,222	89,735	119,241	58,933	79,654	85,332
17,776	26,756	15,308	24,215	8,810	13,047	15,774
32,058	36,305	31,327	25,089	22,951	21,653	18,045
—	—	—	—	—	52,453	51,140
5,994	43,851	22,092	15,572	2,880	84,874	7,696
—	332	—	216,179	—	487,205	99,235

4,940,910	4,110,669	2,876,970	1,829,735	464,606	1,933,384	1,542,426
(1,220,752)	(129,727)	(603,841)	(86,582)	—	(84,384)	(92,949)

3,720,158	3,980,942	2,273,129	1,743,153	464,606	1,849,000	1,449,477

$6,577,877	$16,514,765	$17,072,860	$3,133,616	$1,757,130	$3,788,326	$2,361,286

$4,305,342 (a)	$(5,063,538)	$8,868,540	$(7,236,118)	$(141,542)	$(1,252,987)	$414,353
—	—	—	—	—	—	—
241,960	2,156,657	13,092	(856,812)	—	(144,598)	608,752
—	708,583	4,294	254,756	—	273,141	—
—	(3,621)	—	(360,793)	—	76,961	15,986
—	(164,031)	—	(2,604,735)	—	(56,216)	(457,311)
—	635,846	—	3,549,316	—	(980,998)	(87,038)
(20,583)	217,258	—	3,207,618	—	(24,819)	(68,787)

4,526,719	(1,512,846)	8,885,926	(4,046,768)	(141,542)	(2,109,516)	425,955

89,366,476 (b)	(8,389,122)	(793,584)	(256,488)	(2,095,714)	(1,295,575)	726,413
—	(15,468)	—	—	—	—	10,988
105,790	200,803	—	(133,879)	—	42,547	107,812
—	(7,319)	—	(79,447)	—	(15,321)	—
—	—	—	4,219	—	—	—
—	536,709	—	4,674,042	—	1,158,916	(377,707)
—	—	—	—	—	—	1,129
—	(384,099)	—	(87,898)	—	369,120	144,361
24,688	1,755	—	(2,460,560)	—	10,871	38,564

89,496,954	(8,056,741)	(793,584)	1,659,989	(2,095,714)	270,558	651,560

94,023,673	(9,569,587)	8,092,342	(2,386,779)	(2,237,256)	(1,838,958)	1,077,515

$100,601,550	$6,945,178	$25,165,202	$746,837	$(480,126)	$1,949,368	$3,438,801

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2017 and August 31, 2016

	Large Cap Equity Fund
	2017	2016
OPERATIONS:

Net investment income	$23,658,367	$17,386,610
Net realized gain (loss)	91,747,271	195,074,263
Change in unrealized appreciation (depreciation)	103,212,065	(4,212,931)

Increase (Decrease) in Net Assets From Operations	218,617,703	208,247,942

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(25,767,690)	(7,025,138)
Net realized gains	(31,555,579)	(301,650,427)

Decrease in Net Assets From Distributions to Shareholders	(57,323,269)	(308,675,565)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	180,110,640	78,704,964
Reinvestment of distributions	57,321,969	308,666,437
Cost of shares repurchased	(421,326,905)	(903,883,177)
Issued in connection with tax-free reorganization (see Note 8)	—	973,690,395

Increase (Decrease) in Net Assets From Fund Share Transactions	(183,894,296)	457,178,619

Increase (Decrease) in Net Assets	(22,599,862)	356,750,996
NET ASSETS:

Beginning of year	1,709,385,921	1,352,634,925

End of year*†	$1,686,786,059	$1,709,385,921

* Includes undistributed net investment income of:	$12,056,565	$14,971,956

See Notes to Financial Statements.

Small-Mid Cap Equity Fund		International Equity Fund		Emerging Markets Equity Fund		Core Fixed Income Fund
2017	2016	2017	2016	2017	2016	2017	2016

$2,688,046	$915,164	$24,607,273	$24,624,184	$6,577,877	$4,572,660	$16,514,765	$18,875,696
27,254,084	1,837,345	7,483,241	(86,755,141)	4,526,719	(30,733,716)	(1,512,846)	7,059,016
37,290,896	25,124,514	150,259,930	90,914,644	89,496,954	73,500,807	(8,056,741)	17,127,512

67,233,026	27,877,023	182,350,444	28,783,687	100,601,550	47,339,751	6,945,178	43,062,224

(1,556,300)	—	(29,084,966)	(19,988,419)	(4,329,624)	(6,232,037)	(19,170,901)	(21,187,856)
(8,066,172)	(52,617,603)	—	—	—	—	(7,141,572)	(6,236,992)

(9,622,472)	(52,617,603)	(29,084,966)	(19,988,419)	(4,329,624)	(6,232,037)	(26,312,473)	(27,424,848)

238,600,461	160,893,040	214,219,124	402,909,238	70,040,704	120,366,330	176,774,776	204,302,357
9,622,468	52,615,219	29,084,961	19,988,419	4,329,619	6,232,035	26,310,426	27,421,877
(106,953,582)	(129,465,575)	(274,821,559)	(511,193,040)	(111,014,182)	(203,472,381)	(195,738,156)	(384,592,902)
—	187,304,118	—	—	—	—	—	—

141,269,347	271,346,802	(31,517,474)	(88,295,383)	(36,643,859)	(76,874,016)	7,347,046	(152,868,668)

198,879,901	246,606,222	121,748,004	(79,500,115)	59,628,067	(35,766,302)	(12,020,249)	(137,231,292)

475,191,957	228,585,735	1,122,343,024	1,201,843,139	428,053,876	463,820,178	722,097,994	859,329,286

$674,071,858	$475,191,957	$1,244,091,028	$1,122,343,024	$487,681,943	$428,053,876	$710,077,745	$722,097,994

$1,537,046	$723,744	$21,731,959	$25,314,228	$5,872,248	$3,798,997	$393,961	$19,773

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year/Period Ended August 31, 2017 and August 31, 2016

	High Yield Fund
	2017	2016
OPERATIONS:

Net investment income	$17,072,860	$15,949,781
Net realized gain (loss)	8,885,926	(24,162,069)
Change in unrealized appreciation (depreciation)	(793,584)	20,646,286

Increase (Decrease) in Net Assets From Operations	25,165,202	12,433,998

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(18,440,615)	(16,980,249)
Net realized gains	—	—

Decrease in Net Assets From Distributions to Shareholders	(18,440,615)	(16,980,249)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	42,621,807	138,664,513
Reinvestment of distributions	18,441,381	16,977,875
Cost of shares repurchased	(219,890,663)	(80,651,570)

Increase (Decrease) in Net Assets From Fund Share Transactions	(158,827,475)	74,990,818

Increase (Decrease) in Net Assets	(152,102,888)	70,444,567
NET ASSETS:

Beginning of year/period	324,782,205	254,337,638

End of year/period*†	$172,679,317	$324,782,205

* Includes undistributed net investment income of:	$1,102,028	$1,054,862

† Includes accumulated net investment loss of:	—	$—

(a)	The period from Fund inception (March 8, 2016) through the period end August 31, 2016.

See Notes to Financial Statements.

International Fixed Income Fund		Municipal Bond Fund		Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund
2017	2016	2017	2016	2017	2016(a)	2017	2016(a)

$3,133,616	$3,544,582	$1,757,130	$2,203,871	$3,788,326	$1,858,032	$2,361,286	$1,063,107
(4,046,768)	1,245,577	(141,542)	1,682,257	(2,109,516)	894,933	425,955	(112,254)
1,659,989	13,814,830	(2,095,714)	612,192	270,558	3,098,420	651,560	485,800

746,837	18,604,989	(480,126)	4,498,320	1,949,368	5,851,385	3,438,801	1,436,653

(1,952,470)	(14,225,200)	(1,758,101)	(2,193,237)	(4,121,509)	(3,176,335)	(4,042,585)	(1,418,793)
—	—	(1,685,563)	(180,832)	(152,952)	—	—	—

(1,952,470)	(14,225,200)	(3,443,664)	(2,374,069)	(4,274,461)	(3,176,335)	(4,042,585)	(1,418,793)

28,258,011	48,037,831	8,027,078	18,229,393	64,860,229	168,452,906	153,583,764	177,291,553
1,952,470	14,225,200	3,443,854	2,373,871	4,275,758	3,174,104	4,041,804	1,417,941
(72,874,340)	(98,005,036)	(18,821,942)	(38,612,137)	(35,509,950)	(15,114,362)	(43,745,301)	(16,273,622)

(42,663,859)	(35,742,005)	(7,351,010)	(18,008,873)	33,626,037	156,512,648	113,880,267	162,435,872

(43,869,492)	(31,362,216)	(11,274,800)	(15,884,622)	31,300,944	159,187,698	113,276,483	162,453,732

191,672,617	223,034,833	69,212,110	85,096,732	159,187,698	—	162,453,732	—

$147,803,125	$191,672,617	$57,937,310	$69,212,110	$190,488,642	$159,187,698	$275,730,215	$162,453,732

$1,617,001	$3,221,895	$419,273	$441,601	$461,380	$952,322	$—	$211,814

$—	$—	$—	$—	$—	$—	$(156,814)	$—

See Notes to Financial Statements.

Statement of Cash Flows

For the Year Ended August 31, 2017

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund
Cash Flows Provided by Operating Activities
Net increase in net assets from operations	$746,837	$1,949,368
Adjustments to reconcile net increase in net assets from operations to net cash and foreign currency from operating activities:
Purchases of long-term investments	(473,341,848)	(290,602,084)
Proceeds from the sale and maturity of long-term investments	500,741,810	270,399,319
Purchase of/Proceeds from short-term investments, net	12,242,458	(1,124,280)
Decrease to the principal amount of inflation-indexed bonds	(606,015)	(2,562,043)
Change in net unrealized depreciation from unaffiliated investments	256,488	1,295,575
Change in net unrealized apppreciation from option contracts written	79,447	15,321
Change in net unrealized appreciation from OTC swap contracts	(1,960,067)	(167,388)
Decrease in Variation Margin on Centrally Cleared swap contracts	199,848	112,805
Net amortization (accretion) of premiums (discounts) of investments	(347,069)	(593,049)
Net realized loss from unaffiliated investments	7,236,118	1,252,987
Net realized gain on option contracts written	(254,756)	(273,141)
Increase/Decrease in premiums received on written options	(71,520)	267,135
Increase in Variation Margin on futures contracts	(50,733)	(12,995)
Decrease in receivable for securities sold	28,942,307	715,694
Increase/Decrease in dividends and interest receivable from unaffiliated investments	218,783	(198,525)
Increase in deposits for collateral with counterparty	(837,000)	(16,000)
Increase in net premium received/premium paid on OTC swaps	164,170	61,276
Decrease in forward sale commitments	(5,416,992)	—
Increase in prepaid expenses	(548)	(4,563)
Increase/Decrease in unrealized appreciation on open forward foreign currency contracts	352,116	(327,983)
Decrease in organizational expense	—	52,453
Decrease in other assets	—	3,230
Decrease in payable for collateral received from securities on loan	(557,865)	—
Decrease in payable for securities purchased	(34,004,597)	(2,861,383)
Decrease in deposits for collateral from counterparty	(242,000)	(100,000)
Increase/Decrease in investment management fee payable	(21,109)	7,131
Decrease in interest expense payable	(3,437)	(5,896)
Decrease in custody fee payable	(2,646)	(12,209)
Decrease in trustees’ fees payable	(506)	(296)
Increase/Decrease in transfer agent fees payable	(4,056)	2,341
Decrease in unrealized depreciation on open forward foreign currency contracts	(264,218)	(41,137)
Increase in accrued expenses	51,406	38,900
Decrease in other liabilities	—	(3,558)

Net cash and foreign currency used in operating activities	33,244,806	(22,732,995)

Cash Flows Provided by Financing Activities:
Payments on/Proceeds from reverse repurchase agreements	11,645,026	(3,665,625)
Proceeds from sale of shares	28,168,055	64,621,213
Cost of shares repurchased	(73,014,925)	(35,753,040)
Distributions to shareholders, net of reinvestments	—	(4)

Net cash and foreign currency provided by financing activities	(33,201,844)	25,202,544

Net increase in cash and foreign currency (a)	$42,962	$2,469,549

Cash and Foreign Currency:
Cash and foreign currency at beginning of the period	60,188	697,950

Cash and foreign currency at end of the year	$103,150	$3,167,499

Non-Cash Financing Activities:
Reinvestment of distributions	$1,952,470	$4,275,758

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,112 and $4,135 for International Fixed Income Fund and Inflation-Linked Fixed Income Fund, respectively.

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Cap Equity Fund
	2017	2016	2015		2014	2013
Net asset value, Beginning of Year	$17.06	$20.63	$22.19		$19.29	$16.39

Income from Operations:
Net investment income(1)	0.25	0.19	0.08		0.07	0.11
Net realized and unrealized gain	2.05	1.15	0.87		4.47	2.85

Total Income from Operations	2.30	1.34	0.95		4.54	2.96

Less Distributions From:
Net investment income	(0.27)	(0.11)	(0.07)		(0.11)	(0.06)
Net realized gain	(0.33)	(4.80)	(2.44)		(1.53)	—

Total Distributions	(0.60)	(4.91)	(2.51)		(1.64)	(0.06)

Net Asset Value, End of Year	$18.76	$17.06	$20.63		$22.19	$19.29

Total Return(2)	13.86%	7.08%	4.39	%(3)	24.35%	18.11%
Net Assets, End of Year (millions)	$1,687	$1,709	$1,353		$1,780	$1,571
Ratios to Average Net Assets:
Gross expenses	0.69%	0.69%	0.68%		0.67%	0.69%
Net expenses(4)	0.48	0.56	0.68		0.67	0.69
Net investment income	1.40	1.10	0.36		0.33	0.60
Portfolio Turnover Rate	18%	105%	66%		56%	57%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	The Manager contributed a non-recourse voluntary reimbursement to Large Cap Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the impact was less than 0.00% to the total return for Large Cap Equity Fund.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small-Mid Cap Equity Fund
	2017	2016	2015		2014	2013
Net asset value, Beginning of Year	$17.40	$24.39	$28.53		$25.22	$19.81

Income (Loss) from Operations:
Net investment income (loss)(1)	0.10	0.05	(0.12)		(0.12)	(0.00	)(2)
Net realized and unrealized gain (loss)	2.39	(1.22)	1.93		4.36	5.41

Total Income (Loss) from Operations	2.49	(1.17)	1.81		4.24	5.41

Less Distributions From:
Net investment income	(0.06)	—	—		—	—
Net realized gain	(0.30)	(5.82)	(5.95)		(0.93)	—

Total Distributions	(0.36)	(5.82)	(5.95)		(0.93)	—

Net Asset Value, End of Year	$19.53	$17.40	$24.39		$28.53	$25.22

Total Return(3)	14.49%	(5.51)%	7.36	%(4)	16.91%	27.31%
Net Assets, End of Year (millions)	$674	$475	$229		$296	$311
Ratios to Average Net Assets:
Gross expenses	0.94%	0.99%	0.93%		0.92%	0.97%
Net expenses(5)	0.63	0.79	0.93		0.92	0.97
Net investment income (loss)	0.52	0.28	(0.45)		(0.42)	(0.02)
Portfolio Turnover Rate	34%	151%	89%		80%	90%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $(0.01) per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	The Manager contributed a non-recourse voluntary reimbursement to Small-Mid Cap Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for Small-Mid Cap Equity Fund was 7.27%.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Fund
	2017	2016	2015		2014	2013
Net asset value, Beginning of Year	$10.83	$10.91	$12.03		$10.92	$9.58

Income (Loss) from Operations:
Net investment income(1)	0.24	0.21	0.21		0.22	0.20
Net realized and unrealized gain (loss)	1.56	(0.10)	(1.13)		1.03	1.27

Total Income (Loss) from Operations	1.80	0.11	(0.92)		1.25	1.47

Less Distributions From:
Net investment income	(0.29)	(0.19)	(0.20)		(0.14)	(0.13)

Total Distributions	(0.29)	(0.19)	(0.20)		(0.14)	(0.13)

Net Asset Value, End of Year	$12.34	$10.83	$10.91		$12.03	$10.92

Total Return(2)	17.14%	0.96%	(7.68	)%(3)	11.45%	15.47%
Net Assets, End of Year (millions)	$1,244	$1,122	$1,202		$1,149	$773
Ratios to Average Net Assets:
Gross expenses	0.83%	0.82%	0.81%		0.81%	0.84%
Net expenses(4)	0.65	0.76	0.79		0.77	0.83
Net investment income	2.15	2.02	1.80		1.83	1.88
Portfolio Turnover Rate	27%	64%	80%		95%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	The Manager contributed a non-recourse voluntary reimbursement to International Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for International Equity Fund was (7.94)%.
(4)	Reflects fee waivers and/or expense reimbursements.

Emerging Markets Equity Fund
	2017	2016	2015	2014	2013
Net asset value, Beginning of Year	$12.36	$10.87	$14.54	$13.67	$14.46

Income (Loss) from Operations:
Net investment income(1)	0.20	0.13	0.17	0.20	0.21
Net realized and unrealized gain (loss)	2.90	1.51	(3.64)	2.36	(0.69)

Total Income (Loss) from Operations	3.10	1.64	(3.47)	2.56	(0.48)

Less Distributions From:
Net investment income	(0.13)	(0.15)	(0.20)	(0.29)	(0.31)
Net realized gain	—	—	—	(1.40)	—

Total Distributions	(0.13)	(0.15)	(0.20)	(1.69)	(0.31)

Net Asset Value, End of Year	$15.33	$12.36	$10.87	$14.54	$13.67

Total Return(2)	25.48%	15.31%	(24.08)%	19.97%	(3.54)%
Net Assets, End of Year (millions)	$488	$428	$464	$385	$414
Ratios to Average Net Assets:
Gross expenses	1.14%	1.13%	1.08%	1.09%	1.10%
Net expenses(3)	0.86	0.96	0.96	0.99	0.99
Net investment income	1.51	1.15	1.34	1.49	1.39
Portfolio Turnover Rate	27%	99%	41%	29%	89%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Fund
	2017	2016	2015	2014	2013
Net asset value, Beginning of Year	$8.41	$8.23	$8.44	$8.17	$8.87

Income (Loss) from Operations:
Net investment income(1)	0.19	0.20	0.17	0.18	0.20
Net realized and unrealized gain (loss)	(0.11)	0.27	(0.06)	0.31	(0.30)

Total Income (Loss) from Operations	0.08	0.47	0.11	0.49	(0.10)

Less Distributions From:
Net investment income	(0.22)	(0.23)	(0.20)	(0.22)	(0.24)
Net realized gain	(0.08)	(0.06)	(0.12)	—	(0.36)

Total Distributions	(0.30)	(0.29)	(0.32)	(0.22)	(0.60)

Net Asset Value, End of Year	$8.19	$8.41	$8.23	$8.44	$8.17

Total Return(2)	1.07%	5.84%	1.35%	6.10%	(1.31)%
Net Assets, End of Year (millions)	$710	$722	$859	$799	$937
Ratios to Average Net Assets:
Gross expenses(3)	0.58%	0.55%	0.54%	0.53%	0.54%
Net expenses(3)(4)	0.56	0.54	0.55	0.53	0.54
Net investment income	2.32	2.42	2.06	2.19	2.30
Portfolio Turnover Rate	236%	245%	326%	446%	421%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents less than 0.01%.
(4)	Reflects fee waivers and/or expense reimbursements.

High Yield Fund
	2017	2016	2015	2014	2013
Net asset value, Beginning of Year	$3.78	$3.88	$4.41	$4.27	$4.24

Income (Loss) from Operations:
Net investment income(1)	0.22	0.23	0.24	0.24	0.27
Net realized and unrealized gain (loss)	0.10	(0.09)	(0.50)	0.17	0.07

Total Income (Loss) from Operations	0.32	0.14	(0.26)	0.41	0.34

Less Distributions From:
Net investment income	(0.24)	(0.24)	(0.27)	(0.27)	(0.31)

Total Distributions	(0.24)	(0.24)	(0.27)	(0.27)	(0.31)

Net Asset Value, End of Year	$3.86	$3.78	$3.88	$4.41	$4.27

Total Return(2)	8.38%	4.02%	(6.14)%	9.75%	8.07%
Net Assets, End of Year (millions)	$173	$325	$254	$258	$111
Ratios to Average Net Assets:
Gross expenses	0.95%	0.88%	0.90%	0.92%	0.93%
Net expenses(3)	0.75	0.70	0.74	0.76	0.78
Net investment income	5.65	6.21	5.74	5.53	6.25
Portfolio Turnover Rate	72%	64%	42%	57%	86%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Fund
	2017		2016		2015		2014		2013
Net asset value, Beginning of Year	$7.79		$7.61		$8.04		$8.02		$8.56

Income (Loss) from Operations:
Net investment income(1)	0.14		0.13		0.13		0.16		0.18
Net realized and unrealized gain (loss)	(0.07)		0.56		(0.09)		0.40		(0.23)

Total Income (Loss) from Operations	0.07		0.69		0.04		0.56		(0.05)

Less Distributions From:
Net investment income	(0.08)		(0.51)		(0.47)		(0.54)		(0.49)

Total Distributions	(0.08)		(0.51)		(0.47)		(0.54)		(0.49)

Net Asset Value, End of Year	$7.78		$7.79		$7.61		$8.04		$8.02

Total Return(2)	0.98%		9.56%		0.44%		7.36%		(0.77)%
Net Assets, End of Year (millions)	$148		$192		$223		$267		$317
Ratios to Average Net Assets:
Gross expenses	1.06	%(3)	0.87	%(3)	0.87	%(3)	0.76	%(3)	0.69	%(3)
Net expenses	1.01	(3)(4)	0.83	(3)(4)	0.87	(3)	0.76	(3)	0.69	(3)
Net investment income	1.82		1.71		1.61		2.00		2.12
Portfolio Turnover Rate	268%		199%		416%		397%		198%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.11%, 0.04%, 0.10%, 0.04% and less than 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

Municipal Bond Fund
	2017	2016	2015	2014	2013
Net asset value, Beginning of Year	$9.93	$9.65	$9.76	$9.21	$9.88

Income (Loss) from Operations:
Net investment income(1)	0.27	0.28	0.28	0.29	0.29
Net realized and unrealized gain (loss)	(0.31)	0.30	(0.06)	0.55	(0.67)

Total Income (Loss) from Operations	(0.04)	0.58	0.22	0.84	(0.38)

Less Distributions From:
Net investment income	(0.27)	(0.28)	(0.28)	(0.29)	(0.29)
Net realized gain	(0.25)	(0.02)	(0.05)	—	—

Total Distributions	(0.52)	(0.30)	(0.33)	(0.29)	(0.29)

Net Asset Value, End of Year	$9.37	$9.93	$9.65	$9.76	$9.21

Total Return(2)	(0.22)%	6.14%	2.32%	9.24%	(4.01)%
Net Assets, End of Year (millions)	$58	$69	$85	$78	$80
Ratios to Average Net Assets:
Gross expenses	0.75%	0.68%	0.66%	0.59%	0.61%
Net expenses	0.75	0.68	0.66	0.59	0.61
Net investment income	2.85	2.87	2.91	3.03	2.92
Portfolio Turnover Rate	13%	16%	8%	19%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Inflation-Linked Fixed Income Fund
	2017		2016(1)
Net asset value, Beginning of Year/Period	$10.23		$10.00

Income from Operations:
Net investment income(2)	0.23		0.14
Net realized and unrealized gain	(0.13)		0.32

Total Income from Operations	0.10		0.46

Less Distributions From:
Net investment income	(0.24)		(0.23)
Net realized gain	(0.01)		—

Total Distributions	(0.25)		(0.23)

Net Asset Value, End of Year/Period	$10.08		$10.23

Total Return(3)	1.05%		4.59%
Net Assets, End of Year/Period (millions)	$190		$159
Ratios to Average Net Assets:
Gross expenses	1.15	%(4)	1.03	%(4)(5)
Net expenses(6)	1.10	(4)	0.99	(4)(5)
Net investment income	2.25		2.91	(5)
Portfolio Turnover Rate	120%		35%

(1)	For the period from Fund inception (March 8, 2016) through the period end August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.29% and 0.19% (annualized), respectively.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Ultra-Short Term Fixed Income Fund
	2017		2016(1)
Net asset value, Beginning of Year/Period	$10.00		$10.00

Income from Operations:
Net investment income(2)	0.13		0.07
Net realized and unrealized gain	0.08		0.02

Total Income from Operations	0.21		0.09

Less Distributions From:
Net investment income	(0.22)		(0.09)

Total Distributions	(0.22)		(0.09)

Net Asset Value, End of Year/Period	$9.99		$10.00

Total Return(3)	2.14%		0.89%
Net Assets, End of Year/Period (millions)	$276		$162
Ratios to Average Net Assets:
Gross expenses	0.84	%(4)	0.81	%(4)(5)
Net expenses(6)	0.79	(4)	0.77	(4)(5)
Net investment income	1.29		1.47	(5)
Portfolio Turnover Rate	103%		100%

(1)	For the period from Fund inception (March 8, 2016) through the period end August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.05% and 0.02% (annualized), respectively.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Consulting Group Capital Markets Funds (“Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Fund, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies.

(a) Investment Valuation. Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Forward foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).

Each business day, Emerging Markets Equity Fund and International Equity Fund use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign

Notes to Financial Statements

(continued)

markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends

Notes to Financial Statements

(continued)

and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2017	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Cap Equity Fund
Investments, at value
Common Stocks:
Consumer Discretionary	$208,967,049	$208,967,049	$—	$—
Consumer Staples	142,131,138	142,131,138	—	—
Energy	99,237,453	99,237,453	—	—
Financials	204,476,600	204,476,600	—	—
Health Care	245,515,802	245,515,802	—	—
Industrials	156,499,235	156,499,235	—	—
Information Technology	425,068,054	425,068,054	—	—
Materials	55,085,849	55,085,849	—	—
Real Estate	41,429,445	41,429,445	—	—
Telecommunication Services	32,052,184	32,052,184	—	—
Utilities	35,765,180	35,765,180	—	—
Short-Term Investments:
Money Market Fund	14,237,689	14,237,689	—	—
Time Deposits	33,428,070	—	33,428,070	—

Total Investments, at value	$1,693,893,748	$1,660,465,678	$33,428,070	$—

Other Financial Instruments — Assets
Futures Contracts	$102,519	$102,519	$—	$—

Total Other Financial Instruments — Assets	$102,519	$102,519	$—	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(10,485)	$(10,485)	$—	$—

Total Other Financial Instruments — Liabilities	$(10,485)	$(10,485)	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2017		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Small-Mid Cap Equity Fund
Investments, at value
Common Stocks:
Consumer Discretionary	$81,659,960		$81,659,960	$—	$—
Consumer Staples	10,092,426		10,092,426	—	—
Energy	15,663,927		15,663,927	—	—
Financials	77,483,188		77,483,188	—	—
Health Care	94,455,367		94,455,367	—	—
Industrials	119,145,622		119,145,622	—	—
Information Technology	126,096,170		126,096,170	—	—
Materials	41,927,355	*	41,927,355	—	—	*
Real Estate	39,096,687		39,096,687	—	—
Telecommunication Services	2,058,729		2,058,729	—	—
Utilities	12,288,033		12,288,033	—	—
Closed End Mutual Fund Security:
Financials	29,627,643		29,627,643	—	—
Convertible Preferred Stock:
Utilities	303,480		303,480	—	—
Short-Term Investments:
Money Market Fund	27,747,336		27,747,336	—	—
Time Deposits	17,993,780		—	17,993,780	—

Total Investments, at value	$695,639,703	*	$677,645,923	$17,993,780	$—	*

Other Financial Instruments — Assets
Futures Contracts	$2,725		$2,725	$—	$—

Total Other Financial Instruments — Assets	$2,725		$2,725	$—	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(7,273)		$(7,273)	$—	$—

Total Other Financial Instruments — Liabilities	$(7,273)		$(7,273)	$—	$—

International Equity Fund
Investments, at value
Common Stocks:
France	$120,370,266		$—	$120,370,266	$—
Germany	127,185,466		—	127,185,466	—
Japan	192,475,792		108,933	192,366,859	—
Netherlands	64,170,620		840,874	63,329,746	—
Switzerland	121,434,449		—	121,434,449	—
United Kingdom	203,883,194		—	203,883,194	—
Other Countries**	361,880,134		74,336,342	287,543,792	—
Preferred Stocks:
Brazil	2,024,753		2,024,753	—	—
Germany	14,298,205		—	14,298,205	—
Right:
Sweden	1,538		—	1,538	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2017		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments:
Money Market Fund	$2,723,340		$2,723,340	$—	$—
Time Deposits	30,459,904		—	30,459,904	—

Total — Investments, at value	$1,240,907,661		$80,034,242	$1,160,873,419	$—

Other Financial Instruments — Asset
Futures Contracts	$4,412		$4,412	$—	$—

Total Other Financial Instruments — Assets	$4,412		$4,412	$—	$—

Other Financial Instruments — Liabilities
Futures Contract	$(12,536)		$(12,536)	$—	$—

Total Other Financial Instruments — Liabilities	$(12,536)		$(12,536)	$—	$—

Emerging Markets Equity Fund
Investments, at value
Common Stocks:
Brazil	$33,305,476		$33,305,476	$—	$—
China	109,271,948	*	41,457,097	67,814,851	—	*
India	28,633,047		1,812,198	26,789,918	30,931
South Africa	34,410,599		—	34,410,599	—
South Korea	48,010,902		—	48,010,902	—
Taiwan	37,975,685		59,977	37,915,708	—
Other Countries**	164,933,297	*	51,756,906	113,176,391	—	*
Preferred Stocks:
Brazil	4,883,671		4,883,671	—	—
Chile	161,290		161,290	—	—
Colombia	1,935,281		1,935,281	—	—
Russia	214,662		—	214,662	—
South Korea	9,305,908		—	9,305,908	—
Right:
China	—	*	—	—	—	*
Short-Term Investments:
Money Market Fund	5,151,986		5,151,986	—	—
Time Deposits	14,328,956		—	14,328,956	—

Total Investments, at value	$492,522,708	*	$140,523,882	$351,967,895	$30,931	*

Other Financial Instruments — Assets
Futures Contract	$93,164		$93,164	$—	$—

Total Other Financial Instruments — Assets	$93,164		$93,164	$—	$—

Core Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$202,779,686	*	$—	$202,779,686	$—	*
Mortgage-Backed Securities	189,618,840		—	189,618,840	—
U.S Government Agencies & Obligations	174,033,541		—	174,033,541	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2017	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Collateralized Mortgage Obligations	$80,676,782	$—	$80,676,782	$—
Asset-Backed Securities	17,673,027	—	17,673,027	—
Sovereign Bonds	17,844,812	—	17,844,812	—
Senior Loans	8,543,400	—	8,543,400	—
Municipal Bonds	3,979,698	—	3,979,698	—
Preferred Stock:
Financials	99,256	99,256	—	—
Purchased Options	132,156	132,156	—	—
Short-Term Investments:
Money Market Fund	417,220	417,220	—	—
Repurchase Agreement	16,900,000	—	16,900,000	—
Sovereign Bond	8,824,715	—	8,824,715	—
Time Deposits	24,444,034	—	24,444,034	—
U.S. Government Obligations	10,751,549	—	10,751,549	—

Total Investments, at value	$756,718,716 *	$648,632	$756,070,084	$—	*

Other Financial Instruments — Assets
Futures Contracts	$404,033	$404,033	$—	$—
Forward Foreign Currency Contracts	88,501	—	88,501	—

Total Other Financial Instruments — Assets	$492,534	$404,033	$88,501	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(65,011)	$(65,011)	$—	$—
Futures Contracts	(386,883)	(386,883)	—	—
Forward Foreign Currency Contracts	(501,827)	—	(501,827)	—
Centrally Cleared Interest Rate Swap	(215,806)	—	(215,806)	—

Total Other Financial Instruments — Liabilities	$(1,169,527)	$(451,894)	$(717,633)	$—

High Yield Fund
Investments, at value
Corporate Bonds & Notes	$155,589,734 *	$—	$154,804,941	$784,793	*
Senior Loans	5,056,792	—	5,056,792	—
Collateralized Mortgage Obligations	482,741	—	482,741	—
Sovereign Bond	560,250	—	560,250	—
Preferred Stocks:
Energy	521,865	472,390	7,070	42,405
Financials	593,159	593,159	—	—
Common Stocks:
Consumer Discretionary	72,856	—	—	72,856
Energy	677,178	259,271	390,564	27,343
Financials	10,033 *	—	—	10,033	*
Materials	175,640	175,640	—	—
Convertible Preferred Stock:
Energy	223,125	223,125	—	—
Short-Term Investments:
Money Market Fund	2,487,699	2,487,699	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2017	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Time Deposits	$6,797,897	$—	$6,797,897	$—

Total Investments, at value	$173,248,969 *	$4,211,284	$168,100,255	$937,430	*

International Fixed Income Fund
Investments, at value
Corporate Bonds & Notes:
Denmark	$11,610,311	$—	$11,610,311	$—
Sweden	7,882,965	—	7,882,965	—
United States	16,347,380	—	16,347,380	—
Other Countries**	27,378,492	—	27,378,492	—
Sovereign Bonds:
Japan	15,716,090	—	15,716,090	—
Spain	7,774,455	—	7,774,455	—
Other Countries**	32,153,410	—	32,153,410	—
Collateralized Mortgage Obligations	29,650,444	—	29,650,444	—
Mortgage-Backed Securities	8,165,613	—	8,165,613	—
U.S. Government Obligations	5,813,968	—	5,813,968	—
Senior Loan	294,188	—	294,188	—
Asset-Backed Securities	182,989	—	182,989	—
Purchased Options	30,047	1,100	28,947	—
Short-Term Investments:
Sovereign Bonds:
Japan	16,558,550	—	16,558,550	—
Other Countries**	1,628,241	—	1,628,241	—
Time Deposits	2,248,368	—	2,248,368	—
U.S. Government Obligation	8,967	—	8,967	—

Total — Investments, at value	$183,444,478	$1,100	$183,443,378	$—

Other Financial Instruments — Assets
Futures Contracts	$531,173	$531,173	$—	$—
Forward Foreign Currency Contracts	1,312,023	—	1,312,023	—
Centrally Cleared Interest Rate Swaps	1,763,372	—	1,763,372	—
OTC Credit Default Swaps	2,600	—	2,600	—
Centrally Cleared Credit Default Swaps	69,186	—	69,186	—
OTC Cross Currency Swaps	880,237	—	880,237	—

Total Other Financial Instruments — Assets	$4,558,591	$531,173	$4,027,418	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(24,315)	$(2,200)	$(22,115)	$—
Reverse Repurchase Agreements	(28,253,576)	—	(28,253,576)	—
Futures Contracts	(211,440)	(211,440)	—	—
Forward Foreign Currency Contracts	(2,575,749)	—	(2,575,749)	—
OTC Interest Rate Swaps	(34,825)	—	(34,825)	—
Centrally Cleared Interest Rate Swaps	(1,355,205)	—	(1,355,205)	—
OTC Volatility Swaps	(2,247)	—	(2,247)	—
OTC Credit Default Swaps	(46,560)	—	(46,560)	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2017	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Centrally Cleared Credit Default Swaps	$(224,327)	$—	$(224,327)	$—

Total Other Financial Instruments — Liabilities	$(32,728,244)	$(213,640)	$(32,514,604)	$—

Municipal Bond Fund
Investments, at value
Municipal Bonds	$55,790,525	$—	$55,790,525	$—
Short-Term Investments:
Time Deposits	1,756,634	—	1,756,634	—

Total Investments, at value	$57,547,159	$—	$57,547,159	$—

Inflation-Linked Fixed Income Fund
Investments, at value
U.S. Government Obligations	$214,503,125	$—	$214,503,125	$—
Sovereign Bonds	13,342,138	—	13,342,138	—
Corporate Bonds & Notes	7,969,876	—	7,969,876	—
Collateralized Mortgage Obligations	5,749,167	—	5,749,167	—
Asset-Backed Security	276,804	—	276,804	—
Purchased Options	53,272	—	53,272	—
Short-Term Investments:
Sovereign Bonds	1,051,040	—	1,051,040	—
Time Deposits	988,113	—	988,113	—

Total Investments, at value	$243,933,535	$—	$243,933,535	$—

Other Financial Instruments — Assets
Futures Contracts	$89,696	$89,696	$—	$—
Forward Foreign Currency Contracts	460,049	—	460,049	—
Centrally Cleared Interest Rate Swaps	246,971	—	246,971	—
Centrally Cleared Inflation Rate Swaps	127,441	—	127,441	—
OTC Credit Default Swaps	50,503	—	50,503	—

Total Other Financial Instruments — Assets	$974,660	$89,696	$884,964	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(24,855)	$(20,625)	$(4,230)	$—
Reverse Repurchase Agreements	(53,975,500)	—	(53,975,500)	—
Futures Contracts	(61,009)	(61,009)	—	—
Forward Foreign Currency Contracts	(1,067,503)	—	(1,067,503)	—
Centrally Cleared Interest Rate Swaps	(82,673)	—	(82,673)	—
Centrally Cleared Inflation Rate Swaps	(25,530)	—	(25,530)	—
Centrally Cleared Credit Default Swaps	(39,325)	—	(39,325)	—

Total Other Financial Instruments — Liabilities	$(55,276,395)	$(81,634)	$(55,194,761)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2017	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Ultra-Short Term Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$164,190,809	$—	$164,190,809	$—
Collateralized Mortgage Obligations	35,144,609	—	34,144,495	1,000,114
U.S. Government Obligations	30,896,699	—	30,896,699	—
Sovereign Bonds	12,936,946	—	12,936,946	—
Asset-Backed Securities	9,745,583	—	9,745,583	—
Senior Loans	2,221,843	—	2,168,648	53,195
Municipal Bond	1,603,744	—	1,603,744	—
Short-Term Investments:
Commercial Papers	5,572,892	—	5,572,892	—
Corporate Bonds	1,140,689	—	1,140,689	—
Sovereign Bond	25,478	—	25,478	—
Time Deposits	1,475,442	—	1,475,442	—
U.S. Government Obligations	85,528,579	—	85,528,579	—

Total Investments, at value	$350,483,313	$—	$349,430,004	$1,053,309

Other Financial Instruments — Assets
Futures Contracts	$58,856	$58,856	$—	$—
Forward Foreign Currency Contracts	284,495	—	284,495	—
Centrally Cleared Interest Rate Swaps	202,636	—	202,636	—

Total Other Financial Instruments — Assets	$545,987	$58,856	$487,131	$—

Other Financial Instruments — Liabilities
Futures Contract	$(19,863)	$(19,863)	$—	$—
Forward Foreign Currency Contracts	(102,833)	—	(102,833)	—
Centrally Cleared Interest Rate Swaps	(529,951)	—	(529,951)	—
Centrally Cleared Credit Default Swap	(50,392)	—	(50,392)	—

Total Other Financial Instruments — Liabilities	$(703,039)	$(19,863)	$(683,176)	$—

*	Includes securities that are valued in good faith at fair value by or under the direction of the Board of Trustees at $0.
**	Other Countries represents Countries that are individually less than 5% of Net Assets.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

During the year ended August 31, 2017 there were no transfers from Level 1 to Level 2. Emerging Markets Equity Fund had a transfer from Level 1 to Level 3 of $0, from Level 2 to Level 1 of $2,946,073, from Level 2 to Level 3 of $0 and from Level 3 to Level 1 of $154,105.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2016, through August 31, 2017:

	Total	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes	Convertible Preferred Stocks	Senior Loans	Rights
Small-Mid Cap Equity Fund
Balance as of August 31, 2016	$42,742	$—	$42,742	$—	$—	$—	$—
Total realized gain (loss)	16,406	—	16,406	—	—	—	—
Change in unrealized appreciation (depreciation)	(16,406)	—	(16,406)	—	—	—	—

Notes to Financial Statements

(continued)

	Total		Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes		Convertible Preferred Stocks	Senior Loans	Rights
Purchases	$—	*	$—	$— *	$—		$—	$—	$—
(Sales)	(42,742)		—	(42,742)	—		—	—	—
Transfers In	—		—	—	—		—	—	—
Transfers Out	—		—	—	—		—	—	—

Balance as of August 31, 2017	$—	*	$—	$— *	$—		$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2017	$—		$—	$—	$—		$—	$—	$—

Emerging Markets Equity Fund
Balance as of August 31, 2016	$376,511	*	$—	$376,511	$—		$—	$—	$—	*
Total realized gain (loss)	(118,184)		—	(118,184)	—		—	—	—
Change in unrealized appreciation (depreciation)	(39,882)		—	(39,882)	—		—	—	—
Purchases	212,092	*	—	212,092	—		—	—	—	*
(Sales)	(245,501	)*	—	(245,501)	—		—	—	—	*
Transfers In	—	*	—	— *	—		—	—	—
Transfers Out	(154,105)		—	(154,105)	—		—	—	—

Balance as of August 31, 2017	$30,931	*	$—	$30,931 *	$—		$—	$—	$—	*

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2017	$(49,537)		$—	$(49,537)	$—		$—	$—	$—

Core Fixed Income Fund
Balance as of August 31, 2016	$—	*	$—	$—	$—	*	$—	$—	$—
Total realized gain (loss)	—		—	—	—		—	—	—
Change in unrealized appreciation (depreciation)	—		—	—	—		—	—	—
Purchases	—		—	—	—		—	—	—
(Sales)	—		—	—	—		—	—	—
Transfers In	—		—	—	—		—	—	—
Transfers Out	—		—	—	—		—	—	—

Balance as of August 31, 2017	$—	*	$—	$—	$—	*	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2017	$—		$—	$—	$—		$—	$—	$—

High Yield Fund
Balance as of August 31, 2016	$427,339	*	$—	$215,681 *	$211,658	*	$—	$—	$—
Total realized gain (loss)	(19,611)		—	(19,611)	—		—	—	—
Accured discounts (premiums)	8,281		—	—	8,281		—	—	—

Notes to Financial Statements

(continued)

	Total	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes		Convertible Preferred Stocks	Senior Loans	Rights
Change in unrealized appreciation (depreciation)	$(1,122,448)	$—	$(1,083,593)	$146,324		$(185,179)	$—	$—
Purchases	2,195,124 *	—	1,294,466	666,004	*	227,584	—	—
(Sales)	(544,185)	—	(296,711)	(247,474)		—	—	—
Transfers In	—	—	—	—		—	—	—
Transfers Out	—	—	—	—		—	—	—

Balance as of August 31, 2017	$944,500 *	$—	$110,232 *	$784,793	*	$42,405	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2017	$(1,467,127)	$—	$(1,274,408)	$(7,540)		$(185,179)	$—	$—

Inflation-Linked Fixed Income Fund
Balance as of August 31, 2016	$799,906	$799,906	$—	$—		$—	$—	$—
Total realized gain (loss)	—	—	—	—		—	—	—
Change in unrealized appreciation (depreciation)	94	94	—	—		—	—	—
Purchases	—	—	—	—		—	—	—
(Sales)	(800,000)	(800,000)	—	—		—	—	—
Transfers In	—	—	—	—		—	—	—
Transfers Out	—	—	—	—		—	—	—

Balance as of August 31, 2017	$—	$—	$—	$—		$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2017	$—	$—	$—	$—		$—	$—	$—

Ultra-Short Term Fixed Income Fund
Balance as of August 31, 2016	$—	$—	$—	$—		$—	$—	$—
Total realized gain (loss)	—	—	—	—		—	—	—
Accrued discounts (premiun)	—	—	—	—		—	—	—
Change in unrealized appreciation (depreciation)	116	114	—	—		—	2	—
Purchases	1,053,193	1,000,000	—	—		—	53,193	—
(Sales)	—	—	—	—		—	—	—
Transfers In	—	—	—	—		—	—	—
Transfers Out	—	—	—	—		—	—	—

Balance as of August 31, 2017	$1,053,309	$1,000,114	$—	$—		$—	$53,195	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2017	$116	$114	$—	$—		$—	$2	$—

*	Includes securities that are fair valued at $0.

Notes to Financial Statements

(continued)

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at year end for each Fund are disclosed in the Fund’s Schedule of Investments.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments and are reported on the Statements of Assets and Liabilities. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the

Notes to Financial Statements

(continued)

amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Inflation-Capped Options. Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes and inflation-capped option, an amount equal to the premium received is recorded as a liability on the Statements of Assets and Liabilities and subsequently marked to market to reflect the change value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(v) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(vi) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vii) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to

Notes to Financial Statements

(continued)

protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Such amounts are reported on the Statements of Assets and Liabilities as deposits with counterparties.

(viii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(ix) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

Notes to Financial Statements

(continued)

(x) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(xi) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xii) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xiii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Inflation rate swap contracts are subject to movements in interest rates.

Notes to Financial Statements

(continued)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2017:

Large Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$102,519	$102,519

	$—	$—	$—	$102,519	$102,519

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$10,485	$10,485

	$—	$—	$—	$10,485	$10,485

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$1,125,019	$1,125,019

	$—	$—	$—	$1,125,019	$1,125,019

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$92,034	$92,034

	$—	$—	$—	$92,034	$92,034

Small-Mid Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$2,725	$2,725

	$—	$—	$—	$2,725	$2,725

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$7,273	$7,273

	$—	$—	$—	$7,273	$7,273

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$462,484	$462,484

	$—	$—	$—	$462,484	$462,484

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$(4,548)	$(4,548)

	$—	$—	$—	$(4,548)	$(4,548)

Notes to Financial Statements

(continued)

International Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$4,412	$4,412

	$—	$—	$—	$4,412	$4,412

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$12,536	$12,536

	$—	$—	$—	$12,536	$12,536

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$165,785	$165,785

	$—	$—	$—	$165,785	$165,785

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$(8,124)	$(8,124)

	$—	$—	$—	$(8,124)	$(8,124)

Emerging Markets Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$93,164	$93,164

	$—	$—	$—	$93,164	$93,164

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$—	$—	$—	$241,960	$241,960

	$—	$—	$—	$241,960	$241,960

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$105,790	$105,790

	$—	$—	$—	$105,790	$105,790

Notes to Financial Statements

(continued)

Core Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$132,156	$—	$—	$—	$132,156
Unrealized appreciation on open futures contracts (b)	404,033	—	—	—	404,033
Unrealized appreciation on forward foreign currency contracts (c)	—	88,501	—	—	88,501

	$536,189	$88,501	$—	$—	$624,690

Liability derivatives
Options contracts written outstanding (a)	$65,011	$—	$—	$—	$65,011
Unrealized depreciation on open futures contracts (b)	343,120	43,763	—	—	386,883
Unrealized depreciation on forward foreign currency contracts (a)	—	501,827	—	—	501,827
Unrealized depreciation on centrally cleared swaps (f)	215,806	—	—	—	215,806

	$623,937	$545,590	$—	$—	$1,169,527

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(669,669)	$—	$—	$—	$(669,669)
Net realized gain (loss) on futures contracts	2,134,191	22,466	—	—	2,156,657
Net realized gain (loss) on options written	708,583	—	—	—	708,583
Net realized gain (loss) on swaps contracts	(164,031)	—	—	—	(164,031)
Net realized gain (loss) on forward foreign currency contracts	—	635,846	—	—	635,846

	$2,009,074	$658,312	$—	$—	$2,667,386

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(9,612)	$—	$—	$—	$(9,612)
Net change in unrealized appreciation (depreciation) on futures contracts	264,891	(64,088)	—	—	200,803
Net change in unrealized appreciation (depreciation) on options contracts written	(7,319)	—	—	—	(7,319)
Net change in unrealized appreciation (depreciation) on swaps contracts	536,709	—	—	—	536,709
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(384,099)	—	—	(384,099)

	$784,669	$(448,187)	$—	$—	$336,482

High Yield Fund

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$13,092	$—	$—	$—	$13,092
Net realized gain (loss) on options written	—	—	—	4,294	4,294

	$13,092	$—	$—	$4,294	$17,386

Notes to Financial Statements

(continued)

International Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$1,410	$28,637	$—	$—	$30,047
Unrealized appreciation on open futures contracts (b)	531,173	—	—	—	531,173
Unrealized appreciation on forward foreign currency contracts (c)	—	1,312,023	—	—	1,312,023
Unrealized appreciation on centrally cleared swaps (f)	1,763,372	—	69,186	—	1,832,558
Unrealized appreciation on open swaps (c)	—	880,237	2,600	—	882,837

	$2,295,955	$2,220,897	$71,786	$—	$4,588,638

Liability derivatives
Options contracts written outstanding (a)	$2,200	$22,115	$—	$—	$24,315
Unrealized depreciation on open futures contracts (b)	211,440	—	—	—	211,440
Unrealized depreciation on forward foreign currency contracts (a)	—	2,575,749	—	—	2,575,749
Unrealized depreciation on centrally cleared swaps (f)	1,355,205	—	224,327	—	1,579,532
Unrealized depreciation on open swaps (a)	34,825	2,247	46,560	—	83,632

	$1,603,670	$2,600,111	$270,887	$—	$4,474,668

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$131,651	$(76,352)	$—	$—	$55,299
Net realized gain (loss) on futures contracts	(856,812)	—	—	—	(856,812)
Net realized gain (loss) on options written	(82,608)	335,072	2,292	—	254,756
Net realized gain (loss) on swaps contracts	(139,987)	(895,512)	(1,569,236)	—	(2,604,735)
Net realized gain (loss) on forward foreign currency contracts	—	3,549,316	—	—	3,549,316

	$(947,756)	$2,912,524	$(1,566,944)	$—	$397,824

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(106,554)	$39,581	$—	$—	$(66,973)
Net change in unrealized appreciation (depreciation) on futures contracts	(133,879)	—	—	—	(133,879)
Net change in unrealized appreciation (depreciation) on options contracts written	1,270	(79,650)	(1,067)	—	(79,447)
Net change in unrealized appreciation (depreciation) on swaps contracts	2,778,961	2,020,654	(125,573)	—	4,674,042
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(87,898)	—	—	(87,898)

	$2,539,798	$1,892,687	$(126,640)	$—	$4,305,845

Notes to Financial Statements

(continued)

Inflation-Linked Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$53,272	$—	$—	$—	$53,272
Unrealized appreciation on open futures contracts (b)	89,696	—	—	—	89,696
Unrealized appreciation on forward foreign currency contracts (c)	—	460,049	—	—	460,049
Unrealized appreciation on centrally cleared swaps (f)	374,412	—	—	—	374,412
Unrealized appreciation on open swaps (c)	—	—	50,503	—	50,503

	$517,380	$460,049	$50,503	$—	$1,027,932

Liability derivatives
Options contracts written outstanding (a)	$20,625	$4,230	$—	$—	$24,855
Unrealized depreciation on open futures contracts (b)	61,009	—	—	—	61,009
Unrealized depreciation on forward foreign currency contracts (a)	—	1,067,503	—	—	1,067,503
Unrealized depreciation on centrally cleared swaps (f)	108,203	—	39,325	—	147,528

	$189,837	$1,071,733	$39,325	$—	$1,300,895

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(43,010)	$—	$—	$—	$(43,010)
Net realized gain (loss) on futures contracts	(144,598)	—	—	—	(144,598)
Net realized gain (loss) on options written	176,087	87,695	9,359	—	273,141
Net realized gain (loss) on swaps contracts	(94,642)	—	38,426	—	(56,216)
Net realized gain (loss) on forward foreign currency contracts	—	(980,998)	—	—	(980,998)

	$(106,163)	$(893,303)	$47,785	$—	$(951,681)

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$(36,497)	$—	$—	$—	$(36,497)
Net change in unrealized appreciation (depreciation) on futures contracts	42,547	—	—	—	42,547
Net change in unrealized appreciation (depreciation) on options contracts written	3,493	(18,756)	(58)	—	(15,321)
Net change in unrealized appreciation (depreciation) on swaps contracts	1,151,408	—	7,508	—	1,158,916
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	369,120	—	—	369,120

	$1,160,951	$350,364	$7,450	$—	$1,518,765

Notes to Financial Statements

(continued)

Ultra-Short Term Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$58,856	$—	$—	$—	$58,856
Unrealized appreciation on forward foreign currency contracts (c)	—	284,495	—	—	284,495
Unrealized appreciation on centrally cleared swaps (f)	202,636	—	—	—	202,636

	$261,492	$284,495	$—	$—	$545,987

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$19,863	$—	$—	$—	$19,863
Unrealized depreciation on forward foreign currency contracts (a)	—	102,833	—	—	102,833
Unrealized depreciation on centrally cleared swaps (f)	529,951	—	50,392	—	580,343

	$549,814	$102,833	$50,392	$—	$703,039

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2017

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on futures contracts	$608,752	$—	$—	$—	$608,752
Net realized gain (loss) on swaps contracts	(327,220)	—	(130,091)	—	(457,311)
Net realized gain (loss) on forward foreign currency contracts	—	(87,038)	—	—	(87,038)

	$281,532	$(87,038)	$(130,091)	$—	$64,403

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on futures contracts	$107,812	$—	$—	$—	$107,812
Net change in unrealized appreciation (depreciation) on swaps contracts	(327,315)	—	(50,392)	—	(377,707)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	144,361	—	—	144,361

	$(219,503)	$144,361	$(50,392)	$—	$(125,534)

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on open swap contracts or options contracts written, at value.
(b)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table in the Fund’s Schedule of Investments.
(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on open swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.
(e)	Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.
(f)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the “Open Swap Contracts” table in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

The average notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the average market value of options contracts written and purchased options outstanding during the year ended August 31, 2017 were as follows:

Large Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$—	$7,553,926	$7,553,926

Small-Mid Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$—	$2,055,352	$2,055,352

International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$—	$1,406,092	$1,406,092

Emerging Markets Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$—	$—	$—	$1,105,543	$1,105,543

Core Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$80,942	$—	$—	$—	$80,942
Futures contracts	215,962,508	825,830	—	—	216,788,338
Option contracts written	88,974	—	—	—	88,974
Swap contracts	1,371,154	—	—	—	1,371,154
Forward foreign currency contracts	—	28,140,729	—	—	28,140,729

High Yield Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$71,207	$—	$—	$—	$71,207
Option contracts written	—	—	—	330	330

Notes to Financial Statements

(continued)

International Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$120,004	$43,192	$—	$—	$163,196
Futures contracts	200,729,096	—	—	—	200,729,096
Option contracts written	115,873	139,628	130	—	255,631
Swap contracts	280,736,197	63,910,694	80,331,889	—	424,978,780
Forward foreign currency contracts	—	304,879,390	—	—	304,879,390

Inflation-Linked Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$247,081	$—	$—	$—	$247,081
Futures contracts	58,876,082	—	—	—	58,876,082
Option contracts written	24,026	4,300	586	—	28,912
Swap contracts	67,187,885	—	3,034,691	—	70,222,576
Forward foreign currency contracts	—	37,577,704	—	—	37,577,704

Ultra-Short Term Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$106,484,175	$—	$—	$—	$106,484,175
Swap contracts	66,655,598	—	2,598,000	—	69,253,598
Forward foreign currency contracts	—	36,487,502	—	—	36,487,502

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S.

Notes to Financial Statements

(continued)

government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 1 (x).

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2017.

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Fund	Gross Asset Amount Presented in Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Large Cap Equity Fund	$14,132,520	$—	$(14,132,520)	$—
Small-Mid Cap Equity Fund	27,480,675	—	(27,480,675)	—
International Equity Fund	2,649,508	—	(2,649,508)	—
Emerging Markets Equity Fund	5,025,914	—	(5,025,914)	—
Core Fixed Income Fund	406,727	—	(406,727)	—
High Yield Fund	2,409,817	—	(2,409,817)	—

(a)	Represents market value of securities on loan at period end.
(b)	The Funds received cash collateral of $14,237,689, $27,747,336, $2,723,340, $5,151,986, $417,220 and $2,487,699, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments.
(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2017.

	Remaining Contractual Maturity of the Agreements As of August 31, 2017
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$14,237,689	$—	$—	$—	$14,237,689

Total Borrowings	$14,237,689	$—	$—	$—	$14,237,689

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$14,237,689

Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$27,747,336	$—	$—	$—	$27,747,336

Total Borrowings	$27,747,336	$—	$—	$—	$27,747,336

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$27,747,336

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements As of August 31, 2017
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
International Equity Fund
Securities Lending Transactions
Common Stocks	$2,723,340	$—	$—	$—	$2,723,340

Total Borrowings	$2,723,340	$—	$—	$—	$2,723,340

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$2,723,340

Emerging Markets Equity Fund
Securities Lending Transactions
Common Stocks	$5,151,986	$—	$—	$—	$5,151,986

Total Borrowings	$5,151,986	$—	$—	$—	$5,151,986

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$5,151,986

Core Fixed Income Fund
Securities Lending Transactions
Corporate Securities	$417,220	$—	$—	$—	$417,220

Total Borrowings	$417,220	$—	$—	$—	$417,220

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$417,220

High Yield Fund
Securities Lending Transactions
Common Stocks	$175,725	$—	$—	$—	$175,725
Corporate Securities	2,311,974	—	—	—	2,311,974

Total Borrowings	$2,487,699	$—	$—	$—	$2,487,699

Gross amount of recognized liabilities for securities lending transactions			$—	$—	$2,487,699

International Fixed Income Fund
Reverse Repurchase Agreements Transactions
Sovereign Bonds	$—	$—	$21,873,701	$—	$21,873,701
U.S. Government Obligations	—	5,454,000	925,875	—	6,379,875

Total Borrowings	$—	$5,454,000	$22,799,576	$—	$28,253,576

Gross amount of recognized liabilities for reverse repurchase agreements transactions			$—	$—	$28,253,576

Inflation-Linked Fixed Income Fund
Reverse Repurchase Agreements Transactions
U.S. Government Obligations	$—	$4,643,875	$49,331,625	$—	$53,975,500

Total Borrowings	$—	$4,643,875	$49,331,625	$—	$53,975,500

Gross amount of recognized liabilities for reverse repurchase agreements transactions			$—	$—	$53,975,500

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash,

Notes to Financial Statements

(continued)

U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in Net realized gain (loss) on investments on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. No funds participated in MDRs during the year.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Notes to Financial Statements

(continued)

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(n) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt, if any, and is included in interest and dividend income, respectively. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(o) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Distributions to Shareholders. Distributions from net investment income for Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and International Fixed Income Fund, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, if any, are declared and paid on a monthly basis.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Notes to Financial Statements

(continued)

(q) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2017 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund		Undistributed (Dividend in excess of) Net Investment Income	Undistributed Realized Gains/ (Accumulated Net Realized Losses)	Paid-in Capital
Large Cap Equity Fund	(a),(g),(h)	$(806,068)	$(6,103,200)	$6,909,268
Small-Mid Cap Equity Fund	(a),(g),(h)	(318,444)	(1,730,889)	2,049,333
International Equity Fund	(c)	895,424	(400,523)	(494,901)
Emerging Markets Equity Fund	(c)	(175,002)	175,002	-—
Core Fixed Income Fund	(d),(e),(g)	3,030,324	(1,263,563)	(1,766,761)
High Yield Fund	(d),(f),(i)	1,414,921	5,282,328	(6,697,249)
Municipal Bond Fund	(e)	(21,357)	21,267	90
International Fixed Income Fund	(d),(g)	(2,786,040)	2,786,041	(1)
Inflation-Linked Fixed Income Fund	(d),(e),(g)	(157,759)	1,257,073	(1,099,314)
Ultra-Short Term Fixed Income Fund	(d),(g)	1,312,671	(1,312,671)	-—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to distribution reclass.
(f)	Reclassifications are primarily due to defaulted bond interest reclass.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.
(h)	Reclassifications are primarily due to use of tax equalization
(i)	Reclassifications are primarily due to expiration of capital loss carryforward

(s) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(t) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(u) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Notes to Financial Statements

(continued)

(v) Offering costs. Offering costs are incurred in connection with launching of new funds. These offering costs are accounted for as deferred charges and are being amortized to expense over 12 months on a straight line basis.

(w) Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

In connection with bank loan interests, the Fund may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The fund is obligated to fund these commitments at borrower’s discretion. In connection with these commitments, the Fund earns a commitment fee, which is included in interest income in the Statement of Operations and recognized respectively over the commitment period. Fund has sufficient cash/securities to cover commitments.

The following table summarizes the Ultra-Short Term Fixed Income Fund’s partially unfunded loans positions as of August 31, 2017.

	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Appreciation
AWAS Aviation Capital Ltd.	$400,000	$346,807	$346,820	$13
Energy Future Intermediate Holdings Co. LLC	500,000	136,032	137,148	1,116

Total:	$900,000	$482,839	$483,968	$1,129

(x) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Notes to Financial Statements

(continued)

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at August 31, 2017 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2017 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2017.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2017.

	Assets	Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Core Fixed Income Fund:
Forward foreign currency contracts	$88,501	$501,827

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$88,501	$501,827

International Fixed Income Fund:
Forward foreign currency contracts	$1,312,023	$2,575,749
Options contracts	28,947	22,115
Swap contracts (b)	882,837	83,632

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$2,223,807	$2,681,496

Inflation-Linked Fixed Income Fund:
Forward foreign currency contracts	$460,049	$1,067,503
Options contracts	53,272	4,230
Swap contracts (b)	50,503	—

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$563,824	$1,071,733

Notes to Financial Statements

(continued)

	Assets	Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Ultra-Short Term Fixed Income Fund:
Forward foreign currency contracts	$284,495	$102,833

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$284,495	$102,833

(a)	Excludes exchange-traded derivatives.
(b)	The total value of the net amounts of assets and liabilities is comprised of Swap contracts, at value on the Statements of Assets and Liabilities less the net value of the Upfront premiums paid (received) disclosed in the Fund’s Schedules of Investments.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2017.

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$88,501	$(88,501)	$—	$—
Goldman Sachs & Co.	—	—	—	—

Total Over-the-counter derivative instruments	$88,501	$(88,501)	$—	$—

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$366,704	$(88,501)	$—	$278,203
Goldman Sachs & Co.	135,123	—	—	135,123

Total Over-the-counter derivative instruments	$501,827	$(88,501)	$—	$413,326

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
International Fixed Income Fund
Over-the-counter
Bank of America	$92,389	$(92,389)	$—	$—
Barclays Bank PLC	2,907	(2,907)	—	—
BNP Paribas SA	42,692	(42,692)	—	—
Citigroup Global Markets Inc.	171,257	—	—	171,257
Deutsche Bank AG	23,062	(23,062)	—	—
Goldman Sachs & Co.	1,037,952	(612,911)	—	425,041
HSBC Bank USA	34,435	(34,435)	—	—
JPMorgan Chase & Co.	549,689	(549,689)	—	—
Royal Bank of Scotland PLC	83,178	—	—	83,178
Societe Generale SA	120,776	(65,735)	—	55,041
Standard Chartered Bank	48,607	(48,607)	—	—
UBS Securities LLC	16,863	(16,863)	—	—

Total Over-the-counter derivative instruments	$2,223,807	$(1,489,290)	$—	$734,517

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
International Fixed Income Fund
Over-the-counter
Bank of America	$318,569	$(92,389)	$—	$226,180
Barclays Bank PLC	4,571	(2,907)	—	1,664
BNP Paribas SA	497,462	(42,692)	—	454,770
Citigroup Global Markets Inc.	—	—	—	—
Deutsche Bank AG	44,863	(23,062)	—	21,801
Goldman Sachs & Co.	612,911	(612,911)	—	—
HSBC Bank USA	303,935	(34,435)	—	269,500
JPMorgan Chase & Co.	579,750	(549,689)	—	30,061
Royal Bank of Scotland PLC	—	—	—	—
Societe Generale SA	65,735	(65,735)	—	—
Standard Chartered Bank	116,999	(48,607)	—	68,392
UBS Securities LLC	136,701	(16,863)	—	119,838

Total Over-the-counter derivative instruments	$2,681,496	$(1,489,290)	$—	$1,192,206

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Inflation-Linked Fixed Income Fund
Over-the-counter
BNP Paribas SA	$289,184	$(289,184)	$—	$—
Deutsche Bank AG	166,240	(119,089)	(47,151)	—
HSBC Bank USA	43,870	(11,738)	—	32,132
JPMorgan Chase & Co.	46,580	(46,580)	—	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	3,052	(3,052)	—	—
Standard Chartered Bank	14,898	(14,898)	—	—

Total Over-the-counter derivative instruments	$563,824	$(484,541)	$(47,151)	$32,132

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Inflation-Linked Fixed Income Fund
Over-the-counter
BNP Paribas SA	$645,165	$(289,184)	$—	$355,981
Deutsche Bank AG	119,089	(119,089)	—	—
HSBC Bank USA	11,738	(11,738)	—	—
JPMorgan Chase & Co.	258,499	(46,580)	—	211,919
Merrill Lynch, Pierce, Fenner & Smith Inc.	13,929	(3,052)	—	10,877
Standard Chartered Bank	23,313	(14,898)	—	8,415

Total Over-the-counter derivative instruments	$1,071,733	$(484,541)	$—	$587,192

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$27,121.00	$(27,121.00)	$—	$—
Deutsche Bank AG	64,983	—	—	64,983
HSBC Bank USA	9,534	(9,534)	—	—
JPMorgan Chase & Co.	169,930	(33,697)	(136,233)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	12,927	(12,927)	—	—
Standard Chartered Bank	—	—	—	—

Total Over-the-counter derivative instruments	$284,495	$(83,279)	$(136,233)	$64,983

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Ultra-Short Term Fixed Income Fund
Over-the-counter
BNP Paribas SA	$36,305	$(27,121)	$—	$9,184
Deutsche Bank AG	—	—	—	—
HSBC Bank USA	11,439	(9,534)	—	1,905
JPMorgan Chase & Co.	33,697	(33,697)	—	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	15,981	(12,927)	—	3,054
Standard Chartered Bank	5,411	—	—	5,411

Total Over-the-counter derivative instruments	$102,833	$(83,279)	$—	$19,554

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(b)	Net amount represents the new amount receivable from the counterparty in the event of default.
(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-advisory fee from its investment management fees.

Effective January 1, 2017, CGAS has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Fund’s management fee from exceeding 0.20% more than the total amount of sub-advisory fees paid by CGAS. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2018. The agreement may be amended or terminated only with the consent of the Board of Trustees.

The maximum allowable investment management fee represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2017 are indicated below:

Fund	Subadvisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.19%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.29%	0.20%	0.80%
International Equity Fund	0.32%	0.20%	0.70%
Emerging Markets Equity Fund	0.42%	0.20%	0.90%
Core Fixed Income Fund	0.18%	0.20%	0.40%
High Yield Fund	0.30%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%	0.20%	0.50%

Notes to Financial Statements

(continued)

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2017, the amounts waived and/or reimbursed by the Manager were as follows:

Fund	Amounts waived and/or reimbursed
Large Cap Equity Fund	$3,511,519
Small-Mid Cap Equity Fund	1,577,066
International Equity Fund	2,073,116
Emerging Markets Fund	1,220,752
Core Fixed Income Fund	129,727
High Yield Fund	603,841
International Fixed Income Fund	86,582
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	84,384
Ultra-Short Term Fixed Income Fund	92,949

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

For the year ended August 31, 2017, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including MSSBH, Morgan Stanley Smith Barney LLC, the Trust’s distributor, received brokerage commissions of:

Fund Name	Commission Dollars to MS&Co.
Large Cap Equity Fund	$6,738
Small-Mid Cap Equity Fund	26
International Equity Fund	9,525
Emerging Markets Equity Fund	3,084
Core Fixed Income Fund	—
High Yield Fund	—
International Fixed Income Fund	—
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	—
Ultra-Short Term Fixed Income Fund	—

Officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the annual compensation of the Fund’s Chief Compliance Officer.

For the year ended August 31, 2017, the Funds assume the following to be affiliated issuers:

Large Cap Equity Fund

Underlying Security	Number of Shares held at August 31, 2016	Shares purchased	Shares sold	Number of Shares held at August 31, 2017
Morgan Stanley	57,495	—	(9,540)	47,955

Underlying Security	Net Realized Gain/(Loss) on Sales of Affiliated Investment	Net Increase/Decrease in Unrealized Appreciation/(Depreciation)	Dividend/Interest Income from Affiliated Investments	Ending Value as of August 31, 2017
Morgan Stanley	$183,066	$569,140	$45,326	$2,181,953

Notes to Financial Statements

(continued)

Core Fixed Income Fund

Underlying Security	Face Amount held at August 31, 2016	Face Amount purchased	Face Amount sold*	Face Amount held at August 31, 2017
Morgan Stanley ABS Capital I Inc. Trust,
Series 2004-SD3, Class A, 0.984% due 6/25/34	$17,068	$—	$(17,068)	$—
Morgan Stanley Bank Of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.219% due 7/15/46	30,000	—	—	30,000
Series 2013-C13, Class A4, 4.039% due 11/15/46	500,000	—	—	500,000
Series 2014-C16, Class A5, 3.892% due 6/15/47	—	370,000	—	370,000
Series 2016-C30, Class C, 4.270% due 9/15/49	—	260,000	—	260,000
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class A4FL, 0.653% due 2/12/44	723,126	—	(723,126)	—
Series 2007-IQ14, Class A4, 5.692% due 4/15/49	200,000	—	(200,000)	—

Underlying Security	Net Realized Gain/(Loss) on Sales of Affiliated Investment	Net Increase/Decrease in Unrealized Appreciation/ (Depreciation)	Dividend/Interest Income from Affiliated Investments	Ending Value as of August 31, 2017
Morgan Stanley ABS Capital I Inc. Trust,
Series 2004-SD3, Class A, 0.984% due 6/25/34	$—	$(866)	$841	$—
Morgan Stanley Bank Of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.219% due 7/15/46	—	(1,082)	1,242	32,708
Series 2013-C13, Class A4, 4.039% due 11/15/46	—	(20,829)	20,195	541,490
Series 2014-C16, Class A5, 3.892% due 6/15/47	—	7,542	5,520	397,604
Series 2016-C30, Class C, 4.270% due 9/15/49	—	8,324	3,887	264,948
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class A4FL, 0.653% due 2/12/44	—	(2,792)	6,722	—
Series 2007-IQ14, Class A4, 5.692% due 4/15/49	—	(5,765)	7,611	—

	$—	$(15,468)	$46,018	$1,236,750

Ultra-Short Term Fixed Income Fund

Underlying Security	Face Amount held at August 31, 2016	Face Amount purchased	Face Amount sold*	Face Amount held at August 31, 2017
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A1A, 5.665% due 4/15/49	$1,118,119	$—	$(1,118,119)	$—

Underlying Security	Net Realized Gain/(Loss) on Sales of Affiliated Investment	Net Increase/Decrease in Unrealized Appreciation/ (Depreciation)	Dividend/Interest Income from Affiliated Investments	Ending Value as of August 31, 2017
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A1A, 5.665% due 4/15/49	$—	$10,988	$(4,990)	$—

*	Includes Paydown transactions which are not recognized as a true sales.

Notes to Financial Statements

(continued)

3. Investments

During the year ended August 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Investments		U.S. Government Agencies & Obligations
Fund	Purchases	Sales	Purchases	Sales
Large Cap Equity Fund	$292,777,819	$496,327,676	$—	$—
Small-Mid Cap Equity Fund	305,748,576	168,603,152	—	—
International Equity Fund	306,491,023	351,739,252	—	—
Emerging Markets Equity Fund	114,735,963	149,487,208	—	—
Core Fixed Income Fund	147,657,054	145,271,950	1,506,246,594	1,505,090,204
High Yield Fund	209,194,263	365,962,498	—	—
International Fixed Income Fund	101,256,464	103,642,196	366,417,024	382,302,709
Municipal Bond Fund	7,699,989	15,681,867	—	—
Inflation-Linked Fixed Income Fund	22,183,821	18,167,926	260,719,489	236,775,623
Ultra-Short Term Fixed Income Fund	169,762,195	95,459,125	85,997,137	66,821,633

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation at August 31, 2017 have been disclosed under respective schedules of investments.

4. Shares of Beneficial Interest

At August 31, 2017, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2017, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year ended August 31, 2017	Year ended August 31, 2016
Large Cap Equity Fund
Shares sold	10,239,844	4,877,921
Shares issued on reinvestment	3,438,631	18,527,397
Shares repurchased	(23,968,960)	(56,108,836)
Shares issued from reorganization	—	67,349,198

Net Increase (Decrease)	(10,290,485)	34,645,680

Small-Mid Cap Equity Fund
Shares sold	12,490,360	9,809,644
Shares issued on reinvestment	538,169	2,932,844
Shares repurchased	(5,822,094)	(7,747,278)
Shares issued from reorganization	—	12,937,939

Net Increase	7,206,435	17,933,149

International Equity Fund
Shares sold	19,104,418	39,982,337
Shares issued on reinvestment	2,848,674	1,835,484
Shares repurchased	(24,719,549)	(48,415,840)

Net Decrease	(2,766,457)	(6,598,019)

Notes to Financial Statements

(continued)

	Year ended August 31, 2017	Year ended August 31, 2016
Emerging Markets Equity Fund
Shares sold	5,307,615	10,381,452
Shares issued on reinvestment	368,792	578,111
Shares repurchased	(8,488,492)	(19,017,755)

Net Decrease	(2,812,085)	(8,058,192)

Core Fixed Income Fund
Shares sold	21,671,540	24,744,796
Shares issued on reinvestment	3,247,125	3,338,003
Shares repurchased	(24,056,455)	(46,711,235)

Net Increase (Decrease)	862,210	(18,628,436)

High Yield Fund
Shares sold	11,119,443	38,015,916
Shares issued on reinvestment	4,810,676	4,650,646
Shares repurchased	(57,107,868)	(22,192,736)

Net Increase (Decrease)	(41,177,749)	20,473,826

International Fixed Income Fund
Shares sold	3,704,785	6,460,124
Shares issued on reinvestment	259,637	1,970,249
Shares repurchased	(9,561,088)	(13,124,472)

Net Decrease	(5,596,666)	(4,694,099)

Municipal Bond Fund
Shares sold	862,126	1,858,467
Shares issued on reinvestment	373,740	242,808
Shares repurchased	(2,026,878)	(3,943,837)

Net Decrease	(791,012)	(1,842,562)

	Year ended August 31, 2017	Period ended August 31, 2016*
Inflation-Linked Fixed Income Fund
Shares sold	6,445,325	16,725,951
Shares issued on reinvestment	424,881	309,874
Shares repurchased	(3,525,171)	(1,475,479)

Net Increase	3,345,035	15,560,346

Ultra-Short Term Fixed Income Fund
Shares sold	15,328,794	17,727,847
Shares issued on reinvestment	403,890	141,795
Shares repurchased	(4,365,657)	(1,626,008)

Net Increase	11,367,027	16,243,634

*	The values shown represent the period from Fund’s inception (March 8, 2016) through the period end August 31, 2016.

Notes to Financial Statements

(continued)

5. Dividend and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended August 31, 2017, were as follows:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Market Equity Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	25,767,690	1,794,512	29,084,966	4,329,624
Net Long-term Capital Gains	31,555,579	7,827,960	—	—

Total Distributions Paid	$57,323,269	$9,622,472	$29,084,966	$4,329,624

	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	International Fixed Income Fund
Distributions paid from:
Tax Exempt	$—	$—	$1,844,757	$—
Tax Return of Capital	1,776,320	—	—	—
Ordinary Income	21,792,387	18,440,615	80,869	1,952,470
Net Long-term Capital Gains	2,743,766	—	1,518,038	—

Total Distributions Paid	$26,312,473	$18,440,615	$3,443,664	$1,952,470

			Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Distributions paid from:
Tax Exempt			$—	$—
Tax Return of Capital			1,102,534	—
Ordinary Income			3,109,582	4,042,585
Net Long-term Capital Gains			62,345	—

Total Distributions Paid			$4,274,461	$4,042,585

As of August 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Large Cap Equity Fund		Small-Mid Cap Equity Fund		International Equity Fund		Emerging Market Equity Fund
Undistributed ordinary income - net	$11,338,969		$11,697,187		$21,730,062		$5,872,171
Undistributed long-term capital gains - net	57,775,794		12,977,136		—		—

Total Undistributed earnings	69,114,763		24,674,323		21,730,062		5,872,171
Capital Loss Carryforward	—		—		(301,839,477)		(51,447,000)
Current Year Late Year Loss Deferral	—		—		—		—
Other book/tax temporary differences	(15,409,978	)(d)	(7,405,984	)(e)	(21,012,460	)(b)	(12,333,787	)(c)
Unrealized appreciation (depreciation)	468,064,472		98,121,290		202,185,711		121,392,409

Total accumulated earnings/(losses) - net	$521,769,257		$115,389,629		$(98,936,164)		$63,483,793

Notes to Financial Statements

(continued)

	Core Fixed Income Fund		High Yield Fund		Municipal Bond Fund		International Fixed Income Fund
Undistributed ordinary income - net	$—		$1,096,083		$—		$1,759,385
Undistributed long-term capital gains - net	—		—		—		—
Undistributed Tax Exempt Income - net	—		—		419,310		—

Total Undistributed earnings	—		1,096,083		419,310		1,759,385
Capital Loss Carryforward			(33,186,691)		(141,542)		(5,902,592)
Current Year Late Year Loss Deferral	(4,958,705)		—
Other book/tax temporary differences	(3,514,150	)(g)	(1,075,966	)(f)	(37)		(3,060,427	)(g)
Unrealized appreciation (depreciation)	8,810,832		3,071,131		3,875,764		2,716,567

Total accumulated earnings/(losses) - net	$337,977		$(30,095,443)		$4,153,495		$(4,487,067)

					Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund
Undistributed ordinary income - net					$—		$54,928
Undistributed long-term capital gains - net					—		—

Total Undistributed earnings					—		54,928
Capital Loss Carryforward					—		(536,208)
Current Year Late Year Loss Deferral					(597,038)		—
Other book/tax temporary differences					(1,287,399	)(g)	(1,242,004	)(h)
Unrealized appreciation (depreciation)					3,368,978		1,137,360

Total accumulated earnings/(losses) - net					$1,484,541		$(585,924)

As of August 31, 2017, there were no significant differences between the book and tax components of net assets for Municipal Bond Fund.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships and futures, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to futures and forwards, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments, partnerships and futures.
(e)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments, partnerships and futures and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(f)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, and the difference between book and tax amortization methods for premiums on fixed income securities.
(g)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to forwards, futures and options, and the difference between book and tax amortization methods for premiums on fixed income securities.
(h)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to forwards and futures, and the difference between book and tax amortization methods for premiums on fixed income securities.

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

Notes to Financial Statements

(continued)

As of August 31, 2017, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Market Equity Fund	Core Fixed Income Fund
8/31/2018	$—	$—	$234,746,051	$—	$—
Non-expiring:
Short-Term	—	—	17,150,580	33,875,251	—
Long-Term	—	—	49,942,846	17,571,749	—

	$—	$—	$301,839,477	$51,447,000	$—

Year of Expiration	High Yield Fund	Municipal Bond Fund	International Fixed Income Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
8/31/2018	$5,672,191	$—	$4,292,447	$—	$—
Non-expiring:
Short-Term	4,992,317	141,542	832,998	—	446,766
Long-Term	22,522,183	—	777,147	—	89,442

	$33,186,691	$141,542	$5,902,592	$—	$536,208

7. Recent Accounting Pronouncement

In March 2017, the FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

8. Reorganization

On October 6, 2015, the Board of Trustees of Large Capitalization Value Equity Fund and Large Capitalization Growth Fund approved the reorganization of Large Capitalization Value Equity Fund into Large Cap Equity Fund, pursuant to which Large Cap Equity Fund would continue as the surviving fund (the “Reorganization”). On February 5, 2016 (“Closing Date”), Large Capitalization Value Equity Fund was reorganized into Large Cap Equity Fund. The purpose of this transaction was to combine two funds with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of Large Capitalization Value Equity Fund for shares of Large Cap Equity Fund. Shareowners holding shares of Large Capitalization Value Equity Fund received shares of Large Cap Equity Fund in the reorganization. The investment portfolio of Large Capitalization Value Equity Fund, with an aggregate value of $926,372,833 and an identified cost of $913,396,269 at February 5, 2016, was the principal asset acquired by Large Capitalization Growth Fund.

For financial reporting purposes, assets received and shares issued by the Large Cap Equity Fund were recorded at net asset value, however, the cost basis of the investments received from Large Capitalization Value Equity Fund was carried forward to align ongoing reporting of Large Cap Equity Fund’ realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

	Large Capitalization Value Fund (Pre-Reorganization)	Large Capitalization Growth Fund (Pre-Reorganization)	Large Capitalization Growth Fund (Post-Reorganization)
Net Assets	$973,690,395	$913,232,958	$1,886,923,353
Shares Outstanding	88,422,838	63,167,892	130,517,090

Notes to Financial Statements

(continued)

Exchange Ratio	Shares Issued In Reorganization
0.7617	67,349,198

	Unrealized Appreciation (Depreciation) on Closing Date	Accumulated Gain (Loss) on Closing Date
Large Capitalization Value Fund	$12,976,564	$(144,954,736)
Large Capitalization Growth Fund	$196,511,875	$335,434,156

Assuming the Reorganization had been completed on September 1, 2015, the beginning of the Fund’s current fiscal period, the pro forma results of operations for the year ended August 31, 2016, are as follows:

Net investment income (loss)	$26,590,469
Net realized and unrealized loss	70,789,807

Decrease in net assets from operations	$97,380,276

On October 6, 2015, the Board of Trustees of Small Capitalization Value Equity Fund and Small Capitalization Growth Fund approved the reorganization of Small Capitalization Value Equity Fund into Small-Mid Cap Equity Fund, pursuant to which Small-Mid Cap Equity Fund would continue as the surviving fund (the “Reorganization”). On February 5, 2016 (“Closing Date”), Small Capitalization Value Equity Fund was reorganized into Small-Mid Cap Equity Fund. The purpose of this transaction was to combine two funds with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of Small Capitalization Value Equity Fund for shares of Small-Mid Cap Equity Fund. Shareowners holding shares of Small Capitalization Value Equity Fund received shares of Small-Mid Cap Equity Fund in the reorganization. The investment portfolio of Small Capitalization Value Equity Fund, with an aggregate value of $175,768,641 and an identified cost of $178,133,527 at February 5, 2016, was the principal asset acquired by Small Capitalization Growth Fund.

For financial reporting purposes, assets received and shares issued by the Small-Mid Cap Equity Fund were recorded at net asset value, however, the cost basis of the investments received from Small Capitalization Value Equity Fund was carried forward to align ongoing reporting of Small-Mid Cap Equity Fund realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

	Small Capitalization Value Fund (Pre-Reorganization)	Small Capitalization Growth Fund (Pre-Reorganization)	Small Capitalization Growth Fund (Post-Reorganization)
Net Assets	$187,304,118	$174,076,542	$361,380,660
Shares Outstanding	19,634,932	12,024,251	24,962,190

Exchange Ratio	Shares Issued In Reorganization
0.6589	12,937,939

	Unrealized Appreciation (Depreciation) on Closing Date	Accumulated Gain (Loss) on Closing Date
Small Capitalization Value Fund	$(2,364,886)	$26,692,117
Small Capitalization Growth Fund	$(3,715,701)	$47,577,318

Notes to Financial Statements

(continued)

Assuming the Reorganization had been completed on September 1, 2015, the beginning of the Fund’s current fiscal period, the pro forma results of operations for the year ended August 31, 2016, are as follows:

Net investment income (loss)	$1,927,010
Net realized and unrealized loss	3,319,796

Decrease in net assets from operations	$5,246,806

9. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2017, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
9/01/17-9/30/17	$0.018069	$0.017285	$0.019648	$0.001286	$0.015081

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, and Municipal Bond Fund, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for International Fixed Income Fund for the year then ended, and the financial highlights for each of the five years in the period then ended. We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund as of August 31, 2017, and the related statements of operations for the year then ended, the statement of cash flows for Inflation-Linked Fixed Income Fund for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from March 8, 2016 (commencement of operation) to August 31, 2016. Each of the funds comprise the Consulting Group Capital Markets Funds (collectively the “Funds”). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Consulting Group Capital Markets Funds as of August 31, 2017, the results of their operations, the changes in their net assets, the cash flows for International Fixed Income Fund and Inflation-Linked Fixed Income Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2017

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

The Consulting Group Capital Markets Funds (“Trust” and, each series thereof a “Fund”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At an in-person meeting held on May 24-25, 2017, the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. Both in connection with the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. In addition to the Management Agreement, the Board approved at the meeting the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund to continue for another year:

Sub-adviser Name	Fund(s)

BlackRock Financial Management, Inc.	♦ Core Fixed Income Fund

Causeway Capital Management LLC	♦ International Equity Fund

Frontier Capital Management Co., LLC	♦ Small-Mid Cap Equity Fund

Lazard Asset Management LLC	♦ Emerging Markets Equity Fund

McDonnell Investment Management, LLC	♦ Municipal Bond Fund

Metropolitan West Asset Management LLC	♦ Core Fixed Income Fund

OppenheimerFunds, Inc.	♦ International Equity Fund

Pacific Investment Management Company LLC	♦ International Fixed Income Fund

Rutabaga Capital Management LLC	♦ Small-Mid Cap Equity Fund

Schroder Investment Management North America Inc.	♦ International Equity Fund

Western Asset Management Company	♦ Core Fixed Income Fund ♦ High Yield Fund

Westfield Capital Management Co., L.P.	♦ Small-Mid Cap Equity Fund

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

At meetings held prior to May 24-25, 2017, the Board, including a majority of the Independent Trustees, approved for an initial two-year period, which has not expired, the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund:

Sub-adviser Name	Fund(s)

BlackRock Financial Management, Inc.	♦ Large Cap Equity Fund ♦ Small-Mid Cap Equity Fund ♦ International Equity Fund ♦ Emerging Markets Equity Fund

Columbia Management Investment Advisers	♦ Large Cap Equity Fund

Delaware Investments Fund Advisers	♦ Large Cap Equity Fund

Eaton Vance Managers	♦ High Yield Fund

Hahn Capital Management, LLC	♦ Small-Mid Cap Equity Fund

Lazard Asset Management LLC	♦ Large Cap Equity Fund

Lyrical Asset Management	♦ Large Cap Equity Fund

Neuberger Berman LLC	♦ Small-Mid Cap Equity Fund

Pacific Investment Management Company LLC	♦ Inflation-Linked Fixed Income Fund ♦ Ultra-Short Fixed Income Fund

Van Eck Associates Corporation	♦ Emerging Markets Equity Fund

Wedgewood Partners, Inc.	♦ Large Cap Equity Fund

In voting to approve the Agreements at the May 24-25, 2017 meeting, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year, as applicable. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers, if any, to the respective Fund.

The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and those of each Sub-adviser.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

During the course of the year and at the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds and the selection and evaluation of Sub-Advisers. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information provided by Broadridge, an independent provider of investment company data, for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”). As to each Fund, the Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. In addition, as to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. The information comparing each Fund’s performance to that of its Performance Universe was for the one-, three-, five- and ten-year periods ended March 31, 2017.

The Board noted that each of the Core Fixed Income Fund and the International Fixed Income Fund performed better than the median performance of the funds in their respective Performance Universe for each period, and were ranked in the first quintile of the Performance Universe for the ten-year and the three- and five-year periods, respectively. The Board further noted that the High Yield Fund performed better than the median performance of the funds in its Performance Universe for the one-year period, but that the Fund performed at or below the median performance of the funds in the Performance Universe for the remaining periods. It was noted that a portion of the High Yield Fund’s assets had been transitioned to a recently appointed Sub-Adviser and that the continuing Sub-Adviser’s performance was better than the median performance of the funds in the Performance Universe for the one- and five-year periods. With respect to the Inflation-Linked Fixed Income Fund and the Ultra-Short Term Fixed Income Fund, the Board noted that each Fund performed better than the median performance of the funds in their respective Performance Universe for the one-year period. The Manager noted that performance information for the Inflation-Linked Fixed Income Fund and the Ultra-Short Term Fixed Income Funds was unavailable for the three and five-year periods because the Funds commenced operations on March 8, 2016. Based on its review, as to each Fund, the Board was generally satisfied with the overall performance of the fixed-income Funds and each Sub-Adviser for the Funds. In addition, the Board noted that the Municipal Bond Fund performed below the median performance of the funds in its Performance Universe for each period, and discussed with representatives of management the portfolio management strategy of the Fund’s Sub-Adviser. Based on its review, as to the Municipal Bond Fund, the Board was generally satisfied with the portfolio management strategy of the Fund’s Sub-Adviser.

The Board noted that the Large Cap Equity Fund performed at or better than the median performance of the funds in the Performance Universe for each period. The Board further noted that the Small-Mid Cap Equity Fund performed below the median performance of the funds in its Performance Universe for each period. The Board noted that each of the Large Cap Equity Fund and the Small-Mid Cap Equity Fund had undergone a merger with another series of the Trust in February 2016 and that the Manager had implemented changes to the portfolio management strategy of each Fund at that time and thereafter. Based on its review, as to each of the Large Cap Equity Fund and the Small-Mid Cap Equity Fund, the Board was generally satisfied with the portfolio management strategy changes and with the performance of the new Sub-Advisers for the Funds and, with respect to the Small-Mid Cap Equity Fund, the Fund’s continuing Sub-Advisers whose Subadvisory Agreements were under review.

The Board noted that the International Equity Fund performed below the median performance of the funds in its Performance Universe for each period. The Board further noted that the Manager had recently implemented changes to the portfolio management strategy of the Fund. Based on its review, as to the International Equity Fund, the Board was generally satisfied with the portfolio management strategy changes and with the performance of the Fund’s continuing Sub-Advisers whose Subadvisory Agreements were under review. With respect to the Emerging Markets Equity Fund, the Board noted that the Fund performed

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

better than the median performance of the funds in its Performance Universe for the one- and three-year periods, but that the Fund performed below the median performance of the funds in the Performance Universe for the five- and ten-year periods. The Board further noted that the Manager had recently implemented changes to the portfolio management strategy of the Fund. Based on its review, as to the Emerging Markets Equity Fund, the Board was generally satisfied with the portfolio management strategy changes and with the performance of the Fund’s continuing Sub-Advisers whose Subadvisory Agreements were under review.

The Trustees determined to continue to evaluate the Funds’ performance and that of their respective Sub-Advisers, and to continue to periodically review Fund performance with the Manager.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for a Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and expense reimbursements could be discontinued. The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by the Fund and its shareholders. The Board also reviewed with management the scope of services provided to the Fund by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Funds’ Contractual Management Fees and Actual Management Fees and the Fund’s actual total expenses with those of a group of funds selected by Lipper as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Broadridge (the “Expense Universe”). It was noted that the fee and expense information was as of the Funds’ fiscal year end and, thus, some of the Funds have a different fee structure due to the implementation of a leveling management fee structure put into effect in January 2017 than that reflected in the Broadridge materials. The information reviewed showed that the Contractual and Actual Management Fees of the Large Cap Equity Fund, the Small-Mid Cap Equity Fund, the International Equity Fund, the Emerging Markets Equity Fund, the Core Fixed Income Fund and the Municipal Bond Fund were lower than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Actual Management Fees were lower than the average Actual Management Fees for the funds in the applicable Expense Universe for each of these Funds, except the Core Fixed Income Fund whose Actual Management Fee was slightly higher than the average Actual Management Fees for the funds in its Expense Universe. For the International Fixed Income Fund, the information reviewed showed that the Contractual Management Fee of the Fund was lower than the median Contractual Management Fees for the funds in its Expense Group and that the Fund’s Actual Management Fee was at the median Actual Management Fees and lower than the average Actual Management Fees for the funds in its Expense Group and Expense Universe, respectively. With respect to the High Yield Fund, the information reviewed showed that the Contractual and Actual Management Fees of the Fund were higher than the median Contractual and Actual Management Fees for the funds in its Expense Group, but that the Fund’s Actual Management Fee was slightly lower than the average Actual Management Fees for the funds in its Expense Universe. The information reviewed also showed that the Contractual and Actual Management Fees of the Inflation-Linked Fixed Income Fund and the Ultra-Short Term Fixed Income Fund were higher than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Actual Management Fees were higher than the average Actual Management Fees for the funds in the applicable Expense Universe. It was noted that for each of the Inflation-Linked Fixed Income Fund and the Ultra-Short Term Fixed Income Fund, the management fee was appropriate given the respective Fund’s investment strategy versus that of the funds in its Expense Group. The Independent Trustees also noted that the Broadridge expense information showed that each Fund’s actual total expense ratio, except that of the Inflation-Linked Fixed Income Fund and the Ultra-Short Term Fixed Income Fund, was lower than or, with respect to the Municipal Bond Fund, at the median expense ratio of the funds in its respective Expense Group.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economics of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement and the Subadvisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Subadvisory Agreements.

Additional Information

(unaudited)

Trustees and Officers of the Trust

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley LLC (“Morgan Stanley”), serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

John J. Murphy Murphy Capital Management, Inc. 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and President, Murphy Capital Management (Investment Management) (August 2017-present); Founder and Senior Principal, Murphy Capital Management (investment management) (1983-July 2017)	10	Trustee, Legg Mason Partners Equity Trust (2007-present); Trustee, UBS Funds (2009-present); and formerly Director, Fort Dearborn Income Securities (2013-May 2016)

Adela Cepeda PFM Financial Advisors LLC 222 N. LaSalle Street, Suite 910 Chicago, IL 60601 Birth Year: 1958	Trustee	Since 2008	Managing Director, PFM Financial Advisors, LLC (September 2016-present); President, A.C. Advisory, Inc. (1995-September 2016)	10	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); formerly Director, Fort Dearborn Income Securities (2000-August 2016); formerly Director, Amalgamated Bank of Chicago (2003-2012); and formerly Director, Municipal Securities Rulemaking Board (2010-2012)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

W. Thomas Matthews 149 Laurel Ridge Circle Aiken, SC 29803 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	10	Formerly Treasurer, Congressional Medal of Honor Foundation (2009-2016), formerly Chairman (2005-2009); and formerly Chairman, America’s Warrior Partnership (2013-2017),

Mark J. Reed North American Management 1 North Brentwood Blvd., Suite 1510 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Principal and Portfolio Manager, North American Management Corp. (2013-present); and Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (1988-2013)	10	None

Eric T. McKissack, CFA® Channing Capital Management, LLC 10 S. LaSalle Street, Suite 2401 Chicago, IL 60603 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer, Channing Capital Management, LLC (investment management) (2004-present)	10	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Shirley Ryan AbilityLab (2000-present); Director, Urban Gateways (1995-present); and formerly Director, ICMA Retirement Corp. (2005-2012)

INTERESTED TRUSTEE

Paul Ricciardelli** Morgan Stanley 522 Fifth Avenue, 14th Floor, New York, NY 10036 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of IAR/GIMA, Morgan Stanley (2011-present); Head of Wealth Advisory Solutions, Morgan Stanley (March 2017-present); formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	10	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer (“CFO”) and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 1633 Broadway, 26th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014); and formerly Corporate Counsel, Franklin Templeton Investments (2006-2011)

Timothy Hansen Morgan Stanley 1 New York Plaza, 21st Floor New York, NY 10004 Birth Year: 1965	Interim Chief Compliance Officer	Since August 2017	Compliance Officer, Morgan Stanley Smith Barney LLC (2011-present); Compliance Officer, Consulting Group Advisory Services (2011-present); and Compliance Officer, Morgan Stanley Smith Barney Ventures Services (2011-present)

Sara Cetron Morgan Stanley 200 Westchester Avenue Purchase, NY 10577 Birth Year: 1980	Chief Administrative Officer	Since March 2017	Vice President, Morgan Stanley (2015-present); and formerly Platform Management, Managed Solutions, Barclays Capital Inc. (2008-2015)

Robert Garcia Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015-May 2016	Head of Operations and Strategy, Morgan Stanley (May 2017-present); formerly Head of Portfolio Operations-WMIR, Morgan Stanley (2016-May 2017); Head of Packaged Digital Solutions, Morgan Stanley (2015-present); formerly Head of Strategy and Development- Global Investment Solutions, Morgan Stanley (2013-2015); and formerly Overlay Portfolio Manager, Morgan Stanley (2009-2013)

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-present)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Brian Mulley Morgan Stanley 522 Fifth Avenue, 11th Floor New York, NY 10036 Birth Year: 1977	Investment Officer	Since August 2015	Investment Analyst, Executive Director, Morgan Stanley (2005-present)

Matthew Rizzo Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1970	Investment Officer	Since August 2015	Executive Director, Manager Solutions, Morgan Stanley (2015- present); formerly Head of Investment Strategy and Content, Morgan Stanley (2012-2015); and formerly Senior Analyst, Morgan Stanley Smith Barney (2006-2012)

Sukru Saman Morgan Stanley 522 5th Avenue, 14th Floor New York, NY 10036 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present); and formerly Due Diligence Analyst, Morgan Stanley Wealth Management (2009-2013)

Lisa Shalett Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1963	Investment Officer	Since August 2015	Head of Investment and Portfolio Strategies, Morgan Stanley (2013-present); formerly Chief Investment Officer, Bank of America/Merrill Lynch (2011-2013); and formerly Head of Alliance Growth Equities, Alliance Bernstein (1995-2010)

Anthony Scaturro Morgan Stanley 1633 Broadway, 27th Floor New York, NY 10019 Birth Year: 1974	Anti-Money Laundering (“AML”) Compliance Officer	Since August 2015	AML Compliance Officer, Morgan Stanley (2014-present); and formerly Field Compliance Officer, Morgan Stanley (2009-2014)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Director of Consulting Group and Practice Management (2016-present); Managing Director, Vice Chairman of Wealth Management (2015); formerly Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-2015); and formerly Managing Director, Director of National Sales and Business Development, Morgan Stanley (2011-2012)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Katen Rubeo Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1983	Product Management Officer	Since May 2016	Head of Strategic Initiatives for Consulting Group and Practice Management, Morgan Stanley (2016-Present); formerly Head of Business Control for Consulting Group, Morgan Stanley (2015-2016); and formerly Head of Consulting Group Advisor, Morgan Stanley (2011-2015)

Steven Ross Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present); and formerly Vice President, Morgan Stanley (2005-2013)

Robert Creaney Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1974	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (1997-present)

Michael Conklin Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1977	Assistant Treasurer	Since 2014	Vice President, Morgan Stanley (2013-present); and formerly Vice President, First Trust Portfolios (2009-2013)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Practice Lead for Portfolio Compliance, Fund Administration, BBH&Co. (2015-present); Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Mr. Murphy, an Independent Trustee, to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Corporate Governance and Nominating Committee. Each Committee is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers

Additional Information

(unaudited) (continued)

provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Ricciardelli has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Additional Information

(unaudited) (continued)

Board Committees

The Trust has an Audit Committee and a Corporate Governance and Nominating Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee met once during the Trust’s most recent fiscal year.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2017:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	High Yield Fund
Record Date	12/2/2016	12/2/2016	12/2/2016	12/2/2016	Monthly
Payable Date	12/5/2016	12/5/2016	12/5/2016	12/5/2016	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	100%	100%	100%	100%	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	100%	100%	—	—	—
Foreign Source Income	—	—	99.54%*	99.99%*	—
Foreign Tax Paid Per Share	—	—	$0.01927	$0.03662	—
Long-Term Capital Gain Dividend	$0.32543	$0.29148	—	—	—

	Core Fixed Income Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Record Date	Monthly	12/2/2016	Monthly	Monthly	Monthly
Payable Date	Monthly	12/5/2016	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	—	—
Interest from Tax-Exempt Obligations	—	—	100%	—	—
Interest from Federal Obligations	34.87%	4.72%	—	86.84%	3.22%
Long-Term Capital Gain Dividend	$0.01837	—	$0.23833	$0.00390	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2017 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2017 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2017 and August 31, 2016 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $560,080 in 2017 and $527,400 in 2016.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2017, and August 31, 2016, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2017 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2017 and August 31, 2016 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $93,450 in 2017 and $87,165 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2017, and August 31, 2016, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2017 and $0 for 2016.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2017 and 0% for 2016; Tax Fees were 0% for 2017 and 0% for 2016; and Other Fees were 0% for 2017 and 0% for 2016.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2017 and $5,000 in 2016.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Consulting Group Capital Markets Funds

Date: November 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Consulting Group Capital Markets Funds

Date: November 9, 2017

Consulting Group Capital Markets Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Consulting Group Capital Markets Funds

Date: November 9, 2017